    As filed with the Securities and Exchange Commission on June 27, 2003.

                                            1933 Act Registration No. 333-14729
                                            1940 Act Registration No. 811-07755
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form N-1A


      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [_]
      Pre-Effective Amendment No.                                     [_]
      Post-Effective Amendment No. 9                                  [X]

                                     and/or

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [_]
      Amendment No. 13                                                [X]

                       (Check appropriate box or boxes)

                          Nuveen Multistate Trust II
              (Exact name of Registrant as Specified in Charter)

 333 West Wacker Drive, Chicago, Illinois       60606
(Address of Principal Executive Office)        (Zip Code)

      Registrant's Telephone Number, including Area Code: (312) 917-7700


               Jessica R. Droeger--Vice President and Secretary

                             333 West Wacker Drive
                            Chicago, Illinois 60606
                    (Name and Address of Agent for Service)

                                With a copy to:
                               Thomas S. Harman
                          Morgan, Lewis & Bockius LLP
                        1111 Pennsylvania Avenue, N.W.
                            Washington, D.C. 20004

It is proposed that this filing will become effective (check appropriate box):

             [X]Immediately upon
                filing pursuant to      [_]on (date) pursuant to
                paragraph (b)              paragraph (a)(1)
                                        [_]75 days after filing
                                           pursuant to paragraph
                                           (a)(2)
             [_]60 days after filing    [_]on (date) pursuant to
                pursuant to paragraph      paragraph (a)(2) of
                (a)(1)                     Rule 485.

If appropriate, check the following box:

[_]This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

================================================================================

                                   CONTENTS

                                      OF

                            REGISTRATION STATEMENT

                       UNDER THE SECURITIES ACT OF 1933

                              FILE NO. 333-14729

                                      AND

                            REGISTRATION STATEMENT

                   UNDER THE INVESTMENT COMPANY ACT OF 1940

                              FILE NO. 811-07755

   This Registration Statement comprises the following papers and contents:

                   The Facing Sheet

                   Part A-Prospectus For:

                     Nuveen California Municipal Bond Fund

                     Nuveen California Insured Municipal Bond Fund

                   Prospectus For:

                     Nuveen Connecticut Municipal Bond Fund

                     Nuveen New Jersey Municipal Bond Fund

                     Nuveen New York Municipal Bond Fund

                     Nuveen New York Insured Municipal Bond Fund

                   Prospectus For:

                     Nuveen Massachusetts Municipal Bond Fund

                     Nuveen Massachusetts Insured Municipal Bond Fund

                   Part B-The Statement of Additional Information

                  Copy of Annual Reports to Shareholders (the financial
                    statements from which are incorporated by reference into the Statement of Additional Information)

                   Part C-Other Information

                   Signatures

                   Index to Exhibits

                   Exhibits

--------------------------------------------------------------------------------
Nuveen Investments Tax-Free Income Funds


                                      PROSPECTUS JUNE 27, 2003



Dependable, tax-free income to help you keep more of what you earn.

                              [PHOTOS APPEAR HERE]

California
California Insured




The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                                                               [LOGO]

                                                                 NUVEEN
                                                                     INVESTMENTS

We have used the icons below throughout this prospectus to make it easy for you to find the type of information you need.

[GRAPHIC] Investment Strategy

[GRAPHIC] Risks

[GRAPHIC] Fees, Charges and Expenses

[GRAPHIC] Shareholder Instructions

[GRAPHIC] Performance and Current Portfolio Information


                               Table of Contents

Section 1 The Funds

This section provides you with an overview of the funds including investment objectives, portfolio holdings and historical performance information.

Introduction                                                                1
-----------------------------------------------------------------------------
Nuveen California Municipal Bond Fund                                       2
-----------------------------------------------------------------------------
Nuveen California Insured Municipal Bond Fund                               4
-----------------------------------------------------------------------------

Section 2 How We Manage Your Money

This section gives you a detailed discussion of our investment and risk management strategies.

Who Manages the Funds                                                       6
-----------------------------------------------------------------------------
What Securities We Invest In                                                7
-----------------------------------------------------------------------------
How We Select Investments                                                   9
-----------------------------------------------------------------------------
What the Risks Are                                                          9
-----------------------------------------------------------------------------
How We Manage Risk                                                         10
-----------------------------------------------------------------------------

Section 3 How You Can Buy and Sell Shares

This section provides the information you need to move money into or out of your account.

What Share Classes We Offer                                                11
-----------------------------------------------------------------------------
How to Reduce Your Sales Charge                                            12
-----------------------------------------------------------------------------
How to Buy Shares                                                          13
-----------------------------------------------------------------------------
Systematic Investing                                                       13
-----------------------------------------------------------------------------
Systematic Withdrawal                                                      14
-----------------------------------------------------------------------------
Special Services                                                           15
-----------------------------------------------------------------------------
How to Sell Shares                                                         16
-----------------------------------------------------------------------------

Section 4 General Information

This section summarizes the funds' distribution policies and other general information.

Dividends, Distributions and Taxes                                         18
-----------------------------------------------------------------------------
Distribution and Service Plans                                             19
-----------------------------------------------------------------------------
Net Asset Value                                                            20
-----------------------------------------------------------------------------
Fund Service Providers                                                     20
-----------------------------------------------------------------------------

Section 5 Financial Highlights

This section provides the funds' financial performance
for the past five years.                                                   21
-----------------------------------------------------------------------------

Appendix Additional State Information                                      23
-----------------------------------------------------------------------------

                                                                  June 27, 2003


Section 1  The Funds

                  Nuveen California Municipal Bond Fund
                  Nuveen California Insured Municipal Bond Fund


                                                 [GRAPHIC]

                                               Introduction

                       This prospectus is intended to provide important information to help you evaluate whether one of the Nuveen Mutual Funds listed above may be right for you. Please read it carefully before investing and keep it for future reference.


 NOT FDIC OR GOVERNMENT INSURED         MAY LOSE VALUE         NO BANK GUARANTEE


                                                           Section 1  The Funds

                                    [GRAPHIC]


         Nuveen California Municipal Bond Fund

Fund Overview


                                    [GRAPHIC]


Investment Objective
The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

                                    [GRAPHIC]


How the Fund Pursues Its Objective
The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by at least one independent rating agency. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

                                    [GRAPHIC]




What Are the Risks of Investing in the Fund?

The principal risks of investing in the fund are credit risk and interest rate risk. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. The fund may bear additional risk because it invests primarily in California bonds. As with any mutual fund investment, loss of money is a risk of investing.

                                    [GRAPHIC]




Is This Fund Right For You?
The fund may be a suitable investment for you if you seek to:
..  Earn regular monthly tax-free dividends;
..  Preserve investment capital over time;
.. Reduce taxes on investment income; or .. Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:
..  Pursue long term growth;
.. Invest through an IRA or 401(k) plan; or .. Avoid fluctuations in share price.

How the Fund Has Performed



The chart and table that follow illustrate annual fund returns for each of the past ten years as well as average annualized fund and index returns for the one-, five- and ten-year periods ended December 31, 2002. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment).


Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. After-tax returns are shown for Class A shares only; after-tax returns for Class B, C, and R shares will vary. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for market indices do not include expenses, which are deducted from fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

Past performance does not necessarily indicate future performance.

 Total Returns/1/



                                    [CHART]
Class A Annual Returns
1993     11.1
1994     -7.0
1995     17.5
1996      4.7
1997      8.4
1998      5.6
1999     -3.2
2000      9.5
2001      3.0
2002      6.8


During the ten years ended December 31, 2002, the highest and lowest quarterly returns were 7.09% and -6.03%, respectively, for the quarters ended 3/31/95


Section 1  The Funds
and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the Average Annual Total Return table does include sales charges.


                                          Average Annual Total Returns
                                          for the Periods Ended
                                            December 31, 2002
                 Class Returns Before
                 Taxes                    1 Year    5 Year   10 Year
                 -----------------------------------------------------
                 Class A (Offer)          2.40%     3.35%     4.97%
                 Class B                  2.04%     3.30%     4.84%
                 Class C                  6.29%     3.69%     4.79%
                 Class R                  7.09%     4.48%     5.68%
                 -----------------------------------------------------
                 Class A (Offer) Returns:
                   After Taxes on
                     Distributions        2.39%     3.30%     4.89%
                   After Taxes on
                     Distributions and
                     Sale of Shares       3.40%     3.65%     4.98%
                 -----------------------------------------------------
                 Lehman Brothers Market
                   Benchmark/2/           9.60%     6.06%     6.71%
                 Lipper Peer Group/3/     7.98%     5.17%     6.12%



What Are the Costs of Investing?



                                    [GRAPHIC]



This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

 Shareholder Transaction Expenses/4/


Paid Directly From Your Investment

            Share Class                     A       B     C    R/5/
            -------------------------------------------------------
            Maximum Sales Charge Imposed
            on Purchases                 4.20%/6/  None   None None
            Maximum Sales Charge Imposed
            on Reinvested Dividends          None  None   None None
            Exchange Fees                    None  None   None None
            Deferred Sales Charge/7/      None/8/ 5%/9/ 1%/10/ None

 Annual Fund Operating Expenses/11/

Paid From Fund Assets


           Share Class                          A     B     C    R
           ---------------------------------------------------------
           Management Fees                     .54%  .54%  .54% .54%
           12b-1 Distribution and Service Fees .20%  .95%  .75%   --
           Other Expenses                      .15%  .15%  .15% .15%
           Total Annual Fund Operating
           Expenses--Gross+                    .89% 1.64% 1.44% .69%


  +After Expense Reimbursements

            Expense Reimbursements      (.01%) (.01%) (.01%) (.01%)
            Total Annual Fund Operating
            Expenses--Net                .88%  1.63%  1.43%   .68%


The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. Your actual costs may be higher or lower.


                           Redemption               No Redemption
        Share Class   A      B      C     R     A      B      C     R
        ---------------------------------------------------------------
         1 Year     $  507 $  567 $  147 $ 70 $  507 $  167 $  147 $ 70
         3 Years    $  692 $  817 $  456 $221 $  692 $  517 $  456 $221
         5 Years    $  892 $  992 $  787 $384 $  892 $  892 $  787 $384
         10 Years   $1,470 $1,743 $1,724 $859 $1,470 $1,743 $1,724 $859



 1.Class R total returns reflect actual performance for all periods; Class A, B and C total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class R performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What Are the Costs of Investing?"). The Class A year-to-date return on net asset value as of 3/31/03 was .73%.

 2.Market Benchmark returns reflect the performance of the Lehman Brothers
   Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.
 3.Peer Group returns reflect the performance of the Lipper California
   Municipal Debt Index, an index that represents the average annualized returns of the 30 largest funds in the Lipper California Municipal Debt Category. Peer Group returns assume reinvestment of dividends and do not reflect any applicable sales charges.
 4.As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
 5.Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares." 6.Reduced Class A sales charges apply to purchases of $50,000 or more. See
   "How You Can Buy and Sell Shares."
 7.As a percentage of the lesser of purchase price or redemption proceeds. 8.Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."
 9.Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.
10.Class C shares redeemed within one year of purchase are subject to a 1% CDSC.

11.Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules. Nuveen Advisory Corp. has a contractual obligation to waive some or all of its fees or reimburse expenses to prevent total operating expenses (not counting distribution and service fees) from exceeding 0.75% of the fund's average daily net assets.


                                                           Section 1  The Funds

                                    [GRAPHIC]


         Nuveen California Insured Municipal Bond Fund

Fund Overview


                                    [GRAPHIC]


Investment Objective
The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases local, income taxes as is consistent with preservation of capital.

                                    [GRAPHIC]


How the Fund Pursues Its Objective
The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by at least one independent rating agency. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade. The fund primarily purchases insured municipal bonds.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued insured municipal bonds that offer the potential for above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

                                    [GRAPHIC]




What Are the Risks of Investing in the Fund?

The principal risks of investing in the fund are interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. The fund may bear additional risk because it invests primarily in California bonds. As with any mutual fund investment, loss of money is a risk of investing.

                                    [GRAPHIC]



Is This Fund Right For You?
The fund may be a suitable investment for you if you seek to:
..  Earn regular monthly tax-free dividends;
..  Preserve investment capital over time;
.. Reduce taxes on investment income; or .. Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:
..  Pursue long term growth;
.. Invest through an IRA or 401(k) plan; or .. Avoid fluctuations in share price.

How the Fund Has Performed



The chart and table that follow illustrate annual fund returns for each of the past ten years as well as average annualized fund and index returns for the one-, five- and ten-year periods ended December 31, 2002. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment).


Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. After-tax returns are shown for Class A shares only; after-tax returns for Class B, C, and R shares will vary. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for market indices do not include expenses, which are deducted from fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

Past performance does not necessarily indicate future performance.

 Total Returns/1/



                                    [CHART]
Class A Annual Returns
1993   12.0
1994   -7.0
1995   18.8
1996    4.0
1997    7.9
1998    5.4
1999   -3.9
2000   12.9
2001    3.8
2002    8.4


During the ten years ended December 31, 2002, the highest and lowest quarterly returns were 7.93% and -6.51%, respectively, for the quarters ended 3/31/95


Section 1  The Funds
and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the Average Annual Total Return table does include sales charges.


                                          Average Annual Total Returns
                                          for the Periods Ended
                                            December 31, 2002
                 Class Returns Before
                 Taxes                    1 Year    5 Year   10 Year
                 -----------------------------------------------------
                 Class A (Offer)          3.82%     4.28%     5.53%
                 Class B                  3.53%     4.22%     5.36%
                 Class C                  7.76%     4.61%     5.27%
                 Class R                  8.55%     5.38%     6.19%
                 -----------------------------------------------------
                 Class A (Offer) Returns:
                  After Taxes on
                    Distributions         3.67%     4.23%     5.47%
                  After Taxes on
                    Distributions and
                    Sale of Shares        4.22%     4.35%     5.41%
                 -----------------------------------------------------
                 Lehman Brothers Market
                   Benchmark/2/           9.60%     6.06%     6.71%
                 Lipper Peer Group/3/     8.33%     5.02%     6.19%



What Are the Costs of Investing?



                                    [GRAPHIC]

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

 Shareholder Transaction Expenses/4/


Paid Directly From Your Investment

            Share Class                     A       B     C    R/5/
            -------------------------------------------------------
            Maximum Sales Charge Imposed
            on Purchases                 4.20%/6/  None   None None
            Maximum Sales Charge Imposed
            on Reinvested Dividends          None  None   None None
            Exchange Fees                    None  None   None None
            Deferred Sales Charge/7/      None/8/ 5%/9/ 1%/10/ None

 Annual Fund Operating Expenses/11/


Paid From Fund Assets


           Share Class                          A     B     C    R
           ---------------------------------------------------------
           Management Fees                     .54%  .54%  .54% .54%
           12b-1 Distribution and Service Fees .20%  .95%  .75%   --
           Other Expenses                      .12%  .12%  .12% .12%
           Total Annual Fund Operating
           Expenses                            .86% 1.61% 1.41% .66%




The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. Your actual costs may be higher or lower.


                           Redemption               No Redemption
        Share Class   A      B      C     R     A      B      C     R
        ---------------------------------------------------------------
         1 Year     $  504 $  564 $  144 $ 67 $  504 $  164 $  144 $ 67
         3 Years    $  683 $  808 $  446 $211 $  683 $  508 $  446 $211
         5 Years    $  877 $  976 $  771 $368 $  877 $  876 $  771 $368
         10 Years   $1,436 $1,710 $1,691 $822 $1,436 $1,710 $1,691 $822



 1.Class R total returns reflect actual performance for all periods; Class A, B and C total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class R performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What Are the Costs of Investing?"). The Class A year-to-date return on net asset value as of 3/31/03 was .92%.

 2.Market Benchmark returns reflect the performance of the Lehman Brothers
   Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.
 3.Peer Group returns represent the average annualized returns of the funds in the Lipper California Insured Municipal Debt Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.
 4.As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
 5.Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares." 6.Reduced Class A sales charges apply to purchases of $50,000 or more. See
   "How You Can Buy and Sell Shares."
 7.As a percentage of the lesser of purchase price or redemption proceeds. 8.Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."
 9.Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.
10.Class C shares redeemed within one year of purchase are subject to a 1% CDSC.

11.Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules. Nuveen Advisory Corp. has a contractual obligation to waive some or all of its fees or reimburse expenses to prevent total operating expenses (not counting distribution and service fees) from exceeding 0.975% of the fund's average daily net assets.


                                                           Section 1  The Funds

Section 2  How We Manage Your Money

                       To help you understand how the funds' assets are managed, this section includes a detailed discussion of the adviser's investment and risk management strategies. For a more complete discussion of these matters, please consult the Statement of Additional Information.


                                                 [GRAPHIC]

                                           Who Manages the Funds


                       Nuveen Advisory Corp. ("Nuveen Advisory"), the funds' investment adviser, offers premier advisory and investment management services to a broad range of mutual fund clients. Nuveen Advisory is responsible for the selection and on-going monitoring of the municipal bonds in the funds' investment portfolios, managing the funds' business affairs and providing certain clerical, bookkeeping and other administrative services. Nuveen Advisory is located at 333 West Wacker Drive, Chicago, IL 60606.



                       Nuveen Advisory is a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen") (formerly known as The John Nuveen Company). Founded in 1898, Nuveen has been synonymous with investments that withstand the test of time. Today we provide managed assets and structured investment products and services to help financial advisors serve the wealth management needs of individuals and families. Nuveen manages more than $81 billion in assets.


                       Nuveen Advisory is responsible for execution of specific investment strategies and day-to-day investment operations. Nuveen Advisory manages each fund using a team of analysts and portfolio managers that focus on a specific group of funds. Day-to-day operation of each fund and the execution of its specific investment strategies is the responsibility of the designated portfolio manager described below.


                       William M. Fitzgerald and Scott R. Romans co-manage the California Fund. Mr. Fitzgerald has been the portfolio manager for the California Fund since July 1998. Mr. Fitzgerald has been a portfolio manager for Nuveen Advisory since 1990, and currently manages investments for fourteen Nuveen-sponsored investment companies. Mr. Fitzgerald has been Managing Director of Nuveen Advisory since 2001, and was previously Vice President of Nuveen Advisory. Mr. Romans has been co-manager for the California Fund since January 2003. He is an Assistant Vice President and Portfolio Manager of Nuveen Advisory (since January 2003), formerly, Senior Analyst (since
                       2000); prior thereto, he attended the University of Chicago, receiving his Ph.D. in 2000.



                       Thomas J. O'Shaughnessy has been the portfolio manager for the California Insured Fund since January 2003. Mr. O'Shaughnessy has been a Vice President of Nuveen Advisory since 2002, formerly, Assistant Vice President and currently manages investments for fourteen Nuveen-sponsored investment companies.


                       For the most recent fiscal year, the funds paid the following management fees to Nuveen Advisory as a percentage of net assets:

               Nuveen California Municipal Bond Fund         .54%
               Nuveen California Insured Municipal Bond Fund .54%

Section 2  How We Manage Your Money

                                                 [GRAPHIC]

                                       What Securities We Invest In

                       Each fund's investment objective may not be changed without shareholder approval. The following investment policies may be changed by the Board of Trustees without shareholder approval unless otherwise noted in this prospectus or the Statement of Additional Information.

                       Municipal Bonds

                       The funds invest primarily in municipal bonds that pay interest that is exempt from regular federal and California personal income tax. Income from these bonds may be subject to the federal alternative minimum tax.

                       California and its local governments and municipalities issue municipal bonds to raise money for various public purposes such as building public facilities, refinancing outstanding obligations and financing general operating expenses. These bonds include general obligation bonds, which are backed by the full faith and credit of the issuer and may be repaid from any revenue source, and revenue bonds, which may be repaid only from the revenue of a specific facility or source.

                       The funds may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the funds will only purchase these bonds where the issuer has a strong incentive to continue making appropriations until maturity.

                       The funds may invest in inverse floating rate securities, sometimes referred to as "inverse floaters." Inverse floaters have variable interest rates that move in the opposite direction from movements in prevailing short-term interest rate levels--rising when prevailing short-term interest rates fall, and vice versa. In addition to paying fluctuating income levels, the prices of inverse floaters can be more volatile than the prices of conventional fixed-rate bonds with comparable maturities.

                       In evaluating municipal bonds of different credit qualities or maturities, Nuveen Advisory takes into account the size of yield spreads. Yield spread is the additional return the funds may earn by taking on additional credit risk or interest rate risk. For example, yields on low quality bonds are higher than yields on high quality bonds because investors must be compensated for incurring the higher credit risk associated with low quality bonds. If yield spreads do not provide adequate compensation for the additional risk associated with low quality bonds, the funds will buy bonds of relatively higher quality. Similarly, in evaluating bonds of different maturities, Nuveen Advisory evaluates the comparative yield available on these bonds. If yield spreads on long-term bonds do not compensate the funds adequately for the additional interest rate risk the funds must assume, the funds will buy bonds of relatively shorter maturity. In addition, municipal bonds in a particular industry may provide higher yields relative to their risk compared to bonds in other industries. If that occurs, a fund may buy relatively more bonds from issuers in that industry. In that case, the fund's portfolio composition would change from time to time.

                       Quality Municipal Bonds

                       The funds purchase only quality municipal bonds that are either rated investment grade (AAA/Aaa to BBB/Baa) by at least one independent rating agency at the time of purchase or are non-rated but judged to be investment grade by the funds' investment adviser. If suitable municipal bonds from a specific state are not available at attractive prices and yields, a fund may invest

                                            Section 2  How We Manage Your Money
                       in municipal bonds of U.S. territories (such as Puerto Rico and Guam) which are exempt from regular federal, state and local income taxes. The funds may not invest more than 20% of their net assets in these territorial municipal bonds.

                       Portfolio Maturity

                       Each fund buys municipal bonds with different maturities in pursuit of its investment objective, but maintains under normal market conditions an investment portfolio with an overall weighted average portfolio maturity of 15 to 30 years.

                       Insurance

                       The California Insured Fund primarily purchases insured municipal bonds. Under normal market conditions, the California Insured Fund will invest at least 80% of its assets in insured municipal bonds. Insured municipal bonds are either covered by individual, permanent insurance policies (obtained either at the time of issuance or subsequently), or covered "while in fund" under a master portfolio insurance policy purchased by a fund. Insurance guarantees only the timely payment of interest and principal on the bonds; it does not guarantee the value of either individual bonds or fund shares.

                       Portfolio insurance policies are effective only so long as the fund continues to own the covered bond, and the price the fund would receive upon sale of such a bond would not benefit from the insurance. Insurers under master portfolio insurance policies currently include MBIA Insurance Corp., Ambac Assurance Corporation, Financial Security Assurance Inc. and Financial Guaranty Insurance Company. The fund's investment adviser may obtain master policies from other insurers, but only from insurers that specialize in insuring municipal bonds and whose claims-paying ability is rated Aaa or AAA by Moody's or S&P. Insurers are responsible for making their own assessment of the insurability of a municipal bond.

                       The California Insured Fund can invest up to 20% of its net assets in uninsured municipal bonds that are backed by an escrow account containing sufficient U.S. Government agency securities to ensure timely payment of principal and interest. These bonds are normally regarded as having the credit characteristics of the underlying U.S. Government-backed securities.

                       Short-Term Investments

                       Under normal market conditions, each fund may invest up to 20% of net assets in short-term investments, such as short-term, high quality municipal bonds or tax-exempt money market funds. See "How We Manage Risk--Hedging and Other Defensive Investment Strategies." The funds may invest in short-term, high quality taxable securities or shares of taxable money market funds if suitable short-term municipal bonds or shares of tax-exempt money market funds are not available at reasonable prices and yields. If the funds invest in taxable securities, they may not be able to achieve their investment objective. For more information on eligible short-term investments, see the Statement of Additional Information.

                       Forwards and Delayed-Delivery Settlement

                       Each fund may enter into contracts to purchase securities for a specified price at a future date later than the normal settlement date. If the delayed settlement takes place less than 61 days after purchase, it is referred to as a "delayed-delivery" transaction. Newly issued municipal bonds sold on a "when-issued"

Section 2  How We Manage Your Money
                       basis represent a common form of delayed-delivery transaction. If settlement takes place more than 60 days after purchase, the transaction is called a "forward." These transactions involve an element of risk because the value of the security to be purchased may decline before the settlement date.

                       Municipal "forwards" pay higher interest rates after settlement than standard bonds, to compensate the buyer for bearing market risk but deferring income during the settlement period, and can often be bought at attractive prices and yields. For instance, if a fund knows that a portfolio bond will, or is likely to, be called or mature on a specific future date, the fund may buy a forward settling on or about that date to replace the called or maturing bond and "lock in" a currently attractive interest rate.


                                                 [GRAPHIC]

                                         How We Select Investments


                       Nuveen Advisory selects municipal bonds for the funds based upon its assessment of a bond's relative value in terms of current yield, price, credit quality and future prospects. Nuveen Advisory is supported by Nuveen's team of specialized research analysts who review municipal securities available for purchase, monitor the continued creditworthiness of each fund's municipal investments, and analyze economic, political and demographic trends affecting the municipal markets. We use these resources to identify municipal bonds with favorable characteristics we believe are not yet recognized by the market. We then select those higher-yielding and undervalued municipal bonds that we believe represent the most attractive values.


                       Portfolio Turnover

                       Each fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of a fund's investment portfolio that is sold and replaced with new securities during a year is known as the fund's portfolio turnover rate. The funds intend to keep portfolio turnover relatively low in order to reduce trading costs and the realization of taxable capital gains. Each fund, however, may make limited short-term trades to take advantage of market opportunities or reduce market risk.


                                                 [GRAPHIC]

                                            What the Risks Are

                       Risk is inherent in all investing. Investing in a mutual fund--even the most conservative--involves risk, including risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in these funds. Because of these and other risks, you should consider an investment in any of these funds to be a long-term investment.

                       Credit risk: Each fund is subject to credit risk. Credit risk is the risk that an issuer of a municipal bond will be unable to meet its obligation to make interest and principal payments due to changing financial or market conditions.

                       Interest rate risk: Because the funds invest in fixed-income securities, the funds are subject to interest rate risk. Interest rate risk is the risk that the value of a fund's portfolio will decline because of rising interest rates. Interest rate risk is generally lower for shorter-term investments and higher for longer-term investments.


                                            Section 2  How We Manage Your Money

                       Income risk: The risk that the income from a fund's portfolio will decline because of falling market interest rates. This can result when the fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio's current earnings rate. Also, if a fund invests in inverse floating rate securities, whose income payments vary inversely with changes in short-term market rates, the fund's income may decrease if short-term interest rates rise.

                       State concentration risk: Because the funds primarily purchase municipal bonds from California, each fund also bears investment risk from economic, political or regulatory changes that could adversely affect municipal bond issuers in California and therefore the value of the fund's investment portfolio. See "Appendix--Additional State Information."

                       Inflation risk: The risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of each fund's assets can decline as can the value of the fund's distributions.


                                                 [GRAPHIC]

                                            How We Manage Risk

                       In pursuit of its investment objective, each fund assumes investment risk, chiefly in the form of credit risk and interest rate risk. The funds limit this investment risk generally by restricting the type and maturities of municipal bonds they purchase, and by diversifying their investment portfolios geographically within California as well as across different industry sectors. The California Insured Fund also limits investment risk by primarily buying insured municipal bonds.

                       Investment Limitations

                       The funds have adopted certain investment limitations (based on total assets) that cannot be changed without shareholder approval and are designed to limit your investment risk and maintain portfolio diversification. Each fund may not have more than:

                        . 25% in any one industry such as electric utilities or health care.




                        . 5% in securities of any one issuer (except U.S. Government securities or for 25% of its assets).


                       Hedging and Other Defensive Investment Strategies

                       Each fund may invest up to 100% in cash equivalents and short-term investments as a temporary defensive measure in response to adverse market conditions, or to keep cash on hand fully invested. During these periods, the weighted average maturity of a fund's investment portfolio may fall below the defined range described under "Portfolio Maturity."

                       Each fund may also use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include using financial futures contracts, options on financial futures, or options based on either an index of long-term tax-free securities or on debt securities whose prices, in Nuveen Advisory's opinion, correlate with the prices of the funds' investments. The funds, however, have no present intent to use these strategies.

Section 2  How We Manage Your Money

Section 3  How You Can Buy and Sell Shares

                       We offer four classes of fund shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial advisor can help you determine which class is best for you. We offer a number of services for your convenience. Please see the Statement of Additional Information for further details.


                                                 [GRAPHIC]

                                       What Share Classes We Offer

                       Class A Shares

                       You can buy Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in "How to Reduce Your Sales Charge." Class A shares are also subject to an annual service fee of .20% of the fund's average daily net assets that compensates your financial advisor for providing on-going service to you. Nuveen retains the up-front sales charge and the service fee on accounts with no authorized dealer of record. The up-front Class A sales charge for all funds described in the prospectus is as follows:


                                                                               Authorized Dealer
                                  Sales Charge as % of  Sales Charge as % of  Commission as % of
Amount of Purchase                Public Offering Price Net Amount Invested  Public Offering Price
Less than $50,000                         4.20%                4.38%                 3.70%
$50,000 but less than $100,000            4.00%                4.18%                 3.50%
$100,000 but less than $250,000           3.50%                3.63%                 3.00%
$250,000 but less than $500,000           2.50%                2.56%                 2.00%
$500,000 but less than $1,000,000         2.00%                2.04%                 1.50%
$1,000,000 and over                         --/1/                --                  1.00%/1/

                    /1/ You can buy $1 million or more of Class A shares at net asset value without an up-front sales charge. Nuveen pays authorized dealers of record on these share purchases a sales commission of 1.00% of the first $2.5 million, plus .50% of the next $2.5 million, plus .25% of the amount over $5.0 million. If you redeem your shares within 18 months of purchase, you may have to pay a Contingent Deferred Sales Charge (CDSC) of 1% of either your purchase price or your redemption proceeds, whichever is lower. You do not have to pay this CDSC if your financial advisor has made arrangements with Nuveen and agrees to waive the commission.

                       Class B Shares

                       You can buy Class B shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of .95% of average daily net assets. The annual .20% service fee compensates your financial advisor for providing on-going service to you. Nuveen retains the service fee on accounts with no authorized dealer of record. The annual .75% distribution fee compensates Nuveen for paying your financial advisor a 4% up-front sales commission, which includes an advance of the first year's service fee. If you sell your shares within six years of purchase, you will normally have to pay a CDSC based on either your purchase price or what you sell your shares for, whichever amount is lower, according to the following schedule. You do not pay a CDSC on any Class B shares you purchase by reinvesting dividends.

                                     Section 3  How You Can Buy and Sell Shares

                       Class B shares automatically convert to Class A shares eight years after you buy them so that the distribution fees you pay over the life of your investment are limited. You will continue to pay an annual service fee on any converted Class B shares.

              Years Since Purchase 0-1 1-2 2-3 3-4 4-5 5-6 Over 6
              CDSC                 5%  4%  4%  3%  2%  1%   None

                       Class C Shares

                       You can buy Class C shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of .75% of average daily net assets. The annual .20% service fee compensates your financial advisor for providing on-going service to you. Nuveen retains the service fee on accounts with no authorized dealer of record. The annual .55% distribution fee reimburses Nuveen for paying your financial advisor an on-going sales commission as well as an advance of the first year's service and distribution fees. If you sell your shares within 12 months of purchase, you will normally have to pay a 1% CDSC based on your purchase or sale price, whichever is lower. You do not pay a CDSC on any Class C shares you purchase by reinvesting dividends.

                       Class R Shares

                       You may purchase Class R shares only under limited circumstances, at the net asset value on the day of purchase. In order to qualify, you must be eligible under one of the programs described in "How to Reduce Your Sales Charge" (below) or meet certain other purchase size criteria. Class R shares are not subject to sales charges or on-going service or distribution fees. Class R shares have lower on-going expenses than the other classes.


                                                 [GRAPHIC]



                                     How to Reduce Your Sales Charge

                       We offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares or to qualify to purchase Class R shares.

Class A Sales Charge     Class A Sales Charge        Class R Eligibility
Reductions               Waivers                     . Certain employees and
.. Rights of accumulation . Nuveen Defined Portfolio    directors of Nuveen or
.. Letter of intent         or Exchange-Traded          employees of authorized
.. Group purchase           Fund reinvestment           dealers
                         . Certain employees and     . Bank trust departments
                           directors of Nuveen or
                           employees of authorized
                           dealers
                         . Bank trust departments

                       In addition, Class A shares at net asset value and Class R shares may be purchased through registered investment advisers, certified financial planners and registered broker-dealers who charge asset-based or comprehensive "wrap" fees for their services. Please refer to the Statement of Additional Information for detailed program descriptions and eligibility requirements. Additional information is available from your financial advisor or by calling (800) 257-8787. Your financial advisor can also help you prepare any necessary application forms. You or your financial advisor must notify Nuveen at the time of each purchase if you are eligible for any of these programs. The funds may modify or discontinue these programs at any time.




Section 3  How You Can Buy and Sell Shares

                                                 [GRAPHIC]

                                             How To Buy Shares

                       Fund shares may be purchased on any business day, which is any day the New York Stock Exchange is open for business and normally ends at 4 p.m. New York time. Generally, the Exchange is closed on weekends and national holidays. The share price you pay will depend on when Nuveen receives your order. Orders received before the close of trading on a business day will receive that day's closing share price, otherwise you will receive the next business day's price.

                       Through a Financial Advisor


                       You may buy shares through your financial advisor, who can handle all the details for you, including opening a new account. Financial advisors can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisors generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an ongoing basis to help assure your investments continue to meet your needs as circumstances change. Financial advisors (including brokers or agents) are paid for on-going investment advice and services either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge. If you do not have a financial advisor, call (800) 257-8787 and Nuveen can refer you to one in your area.


                       By Mail


                       You may open an account and buy shares by mail by completing the enclosed application and mailing it along with your check to: Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. No third party checks will be accepted.


                       Investment Minimums

                       The minimum initial investment is $3,000 ($50 through systematic investment plan accounts) and may be lower for accounts opened through certain fee-based programs. Subsequent investments must be in amounts of $50 or more. The funds reserve the right to reject purchase orders and to waive or increase the minimum investment requirements.


                                                 [GRAPHIC]

                                           Systematic Investing


                       Systematic investing allows you to make regular investments through automatic deductions from your bank account, directly from your paycheck, or from exchanging shares from another mutual fund account (simply complete the appropriate application). The minimum automatic deduction is $50 per month. There is no charge to participate in each fund's systematic investment plan. To take advantage of this investing opportunity, simply complete the appropriate section of the account application form or submit an Account Update Form. You can stop the deductions at any time by notifying the fund in writing.


                       From Your Bank Account

                       You can make systematic investments of $50 or more per month by authorizing us to draw preauthorized checks on your bank account.

                                     Section 3  How You Can Buy and Sell Shares

                       From Your Paycheck

                       With your employer's consent, you can make systematic investments of $25 or more per pay period (meeting the monthly minimum of $50) by authorizing your employer to deduct monies from your paycheck.

                       Systematic Exchanging

                       You can make systematic investments by authorizing Nuveen to exchange shares from one Nuveen mutual fund account into another identically registered Nuveen account of the same share class.

                       The chart below illustrates the benefits of systematic investing based on a $3,000 initial investment and subsequent monthly investments of $100 over 20 years. The example assumes you earn a return of 4%, 5% or 6% annually on your investment and that you reinvest all dividends. These annual returns do not reflect past or projected fund performance.


                       [CHART SHOWING EFFECTS OF SYSTEMATIC INVESTING APPEARS HERE]

                       One of the benefits of systematic investing is dollar cost averaging. Because you regularly invest a fixed amount of money over a period of years regardless of the share price, you buy more shares when the price is low and fewer shares when the price is high. As a result, the average share price you pay should be less than the average share price of fund shares over the same period. To be effective, dollar cost averaging requires that you invest over a long period of time, and does not assure that you will profit.


                                                 [GRAPHIC]

                                           Systematic Withdrawal

                       If the value of your fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, have the monies transferred directly into your bank account (see "Special Services--Fund Direct" below), paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate section of the account application or Account Update Form to participate in each fund's systematic withdrawal plan.

                       You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A, B or C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.

Section 3  How You Can Buy and Sell Shares

                                                 [GRAPHIC]

                                             Special Services

                       To help make your investing with us easy and efficient, we offer you the following services at no extra cost.

                       Exchanging Shares

                       You may exchange fund shares into an identically registered account at any time for the same class of another Nuveen mutual fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may have to pay a sales charge when exchanging shares that you purchased without a sales charge for shares that are sold with a sales charge. Please consult the Statement of Additional Information for details.

                       The exchange privilege is not intended to allow you to use a fund for short-term trading. Because excessive exchanges may interfere with portfolio management, raise fund operating expenses or otherwise have an adverse effect on other shareholders, each fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange.

                       The funds may change or cancel their exchange policy at any time upon 60 days' notice. Because an exchange is treated for tax purposes as a purchase and sale, and any gain may be subject to tax, you should consult your tax advisor about the tax consequences of exchanging your shares.

                       Fund Direct/SM/

                       The Fund Direct Program allows you to link your fund account to your bank account, transfer money electronically between these accounts, and perform a variety of account transactions, including purchasing shares by telephone and investing through a systematic investment plan. You also may have dividends, distributions, redemption payments or systematic withdrawal plan payments sent directly to your bank account. Your financial advisor can help you complete the forms for these services, or you can call Nuveen at (800) 257-8787 for copies of the necessary forms.

                       Reinstatement Privilege

                       If you redeem fund shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. If you paid a CDSC, we will refund your CDSC and reinstate your holding period. You may use this reinstatement privilege only once for any redemption.

                                     Section 3  How You Can Buy and Sell Shares

                                                 [GRAPHIC]

                                            How to Sell Shares


                       You may sell (redeem) your shares on any business day. You will receive the share price next determined after the fund has received your properly completed redemption request. Your redemption request must be received before the close of trading for you to receive that day's price. If you are selling shares purchased recently with a check, you will not receive your redemption proceeds until your check has cleared. This may take up to ten days from your purchase date. While the funds do not charge a redemption fee, you may be assessed a CDSC, if applicable. When you redeem Class A, Class B, or Class C shares subject to a CDSC, each fund will first redeem any shares that are not subject to a CDSC, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The holding period is calculated on a monthly basis and begins on the date of purchase. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to Nuveen. The CDSC may be waived under certain special circumstances as described in the Statement of Additional Information.


                       Through Your Financial Advisor

                       You may sell your shares through your financial advisor who can prepare the necessary documentation. Your financial advisor may charge for this service.

                       By Telephone

                       If you have authorized telephone redemption privileges, you can redeem your shares by calling (800) 257-8787. Telephone redemptions are not available if you own shares in certificate form and may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account. We will normally mail your check the next business day.

                       By Mail


                       You can sell your shares at any time by sending a written request to the appropriate fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. Your request must include the following information:


                        .  The fund's name;

                        .  Your name and account number;

                        .  The dollar or share amount you wish to redeem;

                        . The signature of each owner exactly as it appears on the account;

                        . The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);

                        . The address where you want your redemption proceeds sent (if other than the address of record);

                        .  Any certificates you have for the shares; and

                        .  Any required signature guarantees.

                                    [GRAPHIC]

An Important Note About Telephone Transactions

Although Nuveen Investor Services has certain safeguards and procedures to confirm the identity of callers, it will not be liable for losses resulting from following telephone instructions it reasonably believes to be genuine. Also, you should verify your trade confirmations immediately upon receipt.

Section 3  How You Can Buy and Sell Shares

                       We will normally mail your check the next business day, but in no event more than seven days after we receive your request. If you purchased your shares by check, your redemption proceeds will not be mailed until your check has cleared. Guaranteed signatures are required if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder of record or you want the check sent to another address (or the address of record has been changed within the last 60 days). Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that a fund otherwise approves. A notary public cannot provide a signature guarantee.

                       Redemptions In-Kind

                       The funds generally pay redemption proceeds in cash. Under unusual conditions that make cash payment unwise and for the protection of existing shareholders, the funds may pay all or a portion of your redemption proceeds in securities or other fund assets. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from that sale.

                                    [GRAPHIC]

An Important Note About Involuntary Redemption


From time to time, the funds may establish minimum account size requirements. The funds reserve the right to liquidate your account upon 30 days' written notice if the value of your account falls below an established minimum. The funds presently have set a minimum balance of $1000 unless you have an active Nuveen Defined Portfolio reinvestment account. You will not be assessed a CDSC on an involuntary redemption.


                                     Section 3  How You Can Buy and Sell Shares

Section 4  General Information

                       To help you understand the tax implications of investing in the funds, this section includes important details about how the funds make distributions to shareholders. We discuss some other fund policies, as well.


                                               [GRAPHIC]

                                   Dividends, Distributions and Taxes

                       The funds pay tax-free dividends monthly and any taxable capital gains or other taxable distributions once a year in December. The funds declare dividends monthly to shareholders of record as of the ninth of each month, usually payable the first business day of the following month.

                       Payment and Reinvestment Options

                       The funds automatically reinvest your dividends in additional fund shares unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than your address of record or reinvested in shares of another Nuveen mutual fund. For further information, contact your financial advisor or call Nuveen at (800) 257-8787.

                       Taxes and Tax Reporting

                       Because the funds invest in municipal bonds from California, the regular monthly dividends you, as a taxpayer in that state, receive will be exempt from regular federal and California personal income tax. All or a portion of these dividends, however, may be subject to the federal alternative minimum tax (AMT).

                       Although the funds do not seek to realize taxable income or capital gains, the funds may realize and distribute taxable income or capital gains from time to time as a result of each fund's normal investment activities. Each fund will distribute in December any taxable income or capital gains realized over the preceding year. Net short-term capital gains are taxable at the same rate as ordinary income. Net long-term capital gains are taxable as long-term capital gains regardless of how long you have owned your investment. Taxable dividends do not qualify for a dividends received deduction if you are a corporate shareholder.

                       Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains that you were paid during the prior year. If you hold your investment at the firm where you purchased your fund shares, you will receive the statement from that firm. If you hold your shares directly with the fund, Nuveen will send you the statement. The tax status of your dividends is the same whether you reinvest your dividends or elect to receive them in cash.

                       If you receive social security or railroad retirement benefits, you should consult your tax advisor about how an investment in the fund may affect the taxation of your benefits.

Section 4  General Information

                       Please note that if you do not furnish the fund with your correct Social Security number or employer identification number, federal law requires the fund to withhold federal income tax from your distributions and redemption proceeds, currently at a rate of 28%.


                       Please consult the Statement of Additional Information and your tax advisor for more information about taxes.

                       Buying or Selling Shares Close to a Record Date

                       Buying fund shares shortly before the record date for a taxable dividend is commonly known as "buying the dividend." The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price. Similarly, if you sell or exchange fund shares shortly before the record date for a tax-exempt dividend, a portion of the price you receive may be treated as a taxable capital gain even though it reflects tax-free income a fund has earned but not yet distributed.

                       Taxable Equivalent Yields

                       The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated federal tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the funds with taxable alternative investments, the table below presents the taxable equivalent yields for a range of hypothetical federal tax-free yields and tax rates:

                       Taxable Equivalent of Tax-Free Yields


                                     To Equal a Tax-Free Yield of:
                                     3.00%          4.00%    5.00%    6.00%
                      Tax Bracket:   A Taxable Investment Would Need to Yield:
                    ----------------------------------------------------------
                      25%            4.00%          5.33%    6.67%    8.00%
                      28%            4.17%          5.56%    6.94%    8.33%
                      33%            4.48%          5.97%    7.46%    8.96%
                      35%            4.62%          6.15%    7.69%    9.23%


                       The yields and tax rates shown above are hypothetical and do not predict your actual returns or effective tax rate. For more detailed information, see the Statement of Additional Information or consult your tax advisor.


                                                 [GRAPHIC]

                                      Distribution and Service Plans

                       Nuveen serves as the selling agent and distributor of the funds' shares. In this capacity, Nuveen manages the offering of the funds' shares and is responsible for all sales and promotional activities. In order to reimburse Nuveen for its costs in connection with these activities, including compensation paid to authorized dealers, each fund has adopted a distribution and service plan in accordance with Rule 12b-1 under the Investment Company Act of 1940. (See "How to Choose a Share Class" for a description of the distribution and service fees paid under this plan.)

                       Nuveen receives the distribution fee for Class B and Class C shares primarily for providing compensation to authorized dealers, including Nuveen, in connection with the distribution of shares. Nuveen uses the service fee for Class A, Class B, and Class C shares to compensate authorized dealers,

                                                 Section 4  General Information
                       including Nuveen, for providing on-going account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries, and providing other personal services to shareholders. These fees also compensate Nuveen for other expenses, including printing and distributing prospectuses to persons other than shareholders, and preparing, printing, and distributing advertising and sales literature and reports to shareholders used in connection with the sale of shares. Because these fees are paid out of the funds' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                       Nuveen periodically undertakes sales promotion programs with authorized dealers and may pay them the full applicable sales charge as a commission. In addition, Nuveen may provide support at its own expense to authorized dealers in connection with sales meetings, seminars, prospecting seminars and other events at which Nuveen presents its products and services. Under certain circumstances, Nuveen also will share with authorized dealers up to half the costs of advertising that features the products and services of both parties. The Statement of Additional Information contains further information about these programs.


                                                 [GRAPHIC]

                                             Net Asset Value

                       The price you pay for your shares is based on each fund's net asset value per share which is determined as of the close of trading (normally 4:00 p.m. New York time) on each day the New York Stock Exchange is open for business. Net asset value is calculated for each class of each fund by taking the market value of the class' total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the funds' Board of Trustees or its delegate.

                       In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. The prices of municipal bonds are provided by a pricing service and based on the mean between the bid and asked price. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on prices of comparable municipal bonds.


                                                 [GRAPHIC]

                                          Fund Service Providers


                       The custodian of the assets of the funds is State Street Bank & Trust Company, P.O. Box 5043, Boston, Massachusetts 02206-5043. The custodian also provides certain accounting services to the funds. The funds' transfer, shareholder services and dividend paying agent, Boston Financial Data Services, Inc., P.O. Box 8530, Boston, Massachusetts 02266-8530, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.


Section 4  General Information

Section 5  Financial Highlights


                       The financial highlights table is intended to help you understand a fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned on an investment in a fund (assuming reinvestment of all dividends and distributions). The information for the fiscal year ended February 28, 2003 has been audited by PricewaterhouseCoopers LLP, whose report, along with the funds' financial statements, are included in the SAI and annual report, which are available upon request. The information for the prior fiscal years was audited by Arthur Andersen LLP.


Nuveen California Municipal Bond Fund



Class
(Inception                                   Investment Operations         Less Distributions
Date)                                    ----------------------------  --------------------------

                                                           Net
                                                     Realized/
                                                    Unrealized                                     Ending
                               Beginning        Net Investment                Net                     Net
                               Net Asset Investment       Gain         Investment  Capital          Asset     Total
Year Ended February 28/29,         Value     Income     (Loss)   Total     Income    Gains   Total  Value Return(a)
---------------------------------------------------------------------------------------------------------------------

Class A (9/94)
 2003                             $10.25       $.50      $ .06  $ .56       $(.51)   $  --  $(.51) $10.30      5.67%
 2002                              10.42        .53       (.15)   .38        (.53)    (.02)  (.55)  10.25      3.82
 2001                              10.01        .57        .41    .98        (.57)      --   (.57)  10.42      9.99
 2000                              10.89        .55       (.89)  (.34)       (.54)      --   (.54)  10.01     (3.12)
 1999                              10.91        .54        .03    .57        (.54)    (.05)  (.59)  10.89      5.28

Class B (3/97)
 2003                              10.24        .43        .06    .49        (.44)      --   (.44)  10.29      4.88
 2002                              10.41        .45       (.15)   .30        (.45)    (.02)  (.47)  10.24      3.04
 2001                              10.00        .49        .41    .90        (.49)      --   (.49)  10.41      9.23
 2000                              10.89        .47       (.89)  (.42)       (.47)      --   (.47)  10.00     (3.93)
 1999                              10.92        .47        .01    .48        (.46)    (.05)  (.51)  10.89      4.44

Class C (9/94)
 2003                              10.25        .45        .05    .50        (.46)      --   (.46)  10.29      5.02
 2002                              10.42        .47       (.14)   .33        (.48)    (.02)  (.50)  10.25      3.28
 2001                              10.01        .51        .41    .92        (.51)      --   (.51)  10.42      9.42
 2000                              10.90        .50       (.90)  (.40)       (.49)      --   (.49)  10.01     (3.74)
 1999                              10.92        .49        .02    .51        (.48)    (.05)  (.53)  10.90      4.70

Class R (7/86)
 2003                              10.26        .52        .07    .59        (.54)      --   (.54)  10.31      5.92
 2002                              10.43        .55       (.15)   .40        (.55)    (.02)  (.57)  10.26      4.06
 2001                              10.02        .59        .41   1.00        (.59)      --   (.59)  10.43     10.23
 2000                              10.91        .57       (.89)  (.32)       (.57)      --   (.57)  10.02     (2.98)
 1999                              10.93        .56        .03    .59        (.56)    (.05)  (.61)  10.91      5.50
---------------------------------------------------------------------------------------------------------------------


Class
(Inception                              Ratios/Supplemental Data
Date)                          -----------------------------------------
                                                     Ratio of
                                         Ratio of         Net
                                         Expenses  Investment
                                 Ending        to   Income to
                                    Net   Average     Average  Portfolio
                                 Assets       Net         Net   Turnover
Year Ended February 28/29,        (000) Assets(b)   Assets(b)       Rate
-------------------------------------------------------------------------

Class A (9/94)
 2003                          $ 53,441       .89%       4.91%        25%
 2002                            53,078       .88        5.15          6
 2001                            52,540       .88        5.52         39
 2000                            48,560       .86        5.32         31
 1999                            36,568       .90        4.97         34

Class B (3/97)
 2003                            18,431      1.64        4.16         25
 2002                            15,012      1.63        4.41          6
 2001                            14,825      1.63        4.77         39
 2000                            10,318      1.61        4.56         31
 1999                             7,353      1.65        4.23         34

Class C (9/94)
 2003                            17,320      1.44        4.37         25
 2002                            14,918      1.43        4.60          6
 2001                            14,077      1.43        4.97         39
 2000                            15,132      1.41        4.75         31
 1999                            10,353      1.45        4.43         34

Class R (7/86)
 2003                           176,687       .69        5.12         25
 2002                           180,205       .68        5.35          6
 2001                           187,532       .68        5.72         39
 2000                           188,512       .66        5.47         31
 1999                           220,109       .71        5.16         34
-------------------------------------------------------------------------






(a) Total returns are calculated on net asset value without any sales charge and are not annualized.

(b) After expense reimbursement from the investment adviser, where applicable. When custodian fee credits are applied, the Ratios of Expenses to Average Net Assets for 2003 are .88%, 1.63%, 1.43% and .68% for classes A, B, C and R, respectively, and the Ratios of Net Investment Income to Average Net Assets for 2003 are 4.92%, 4.17%, 4.37% and 5.12% for classes A, B, C and R, respectively.




                                                Section 5  Financial Highlights

Nuveen California Insured Municipal Bond Fund



Class
(Inception                                   Investment Operations          Less Distributions
Date)                                    ----------------------------  ---------------------------

                                                           Net
                                                     Realized/
                                                    Unrealized                                      Ending
                               Beginning        Net Investment                Net                      Net
                               Net Asset Investment       Gain         Investment  Capital           Asset     Total
Year Ended February 28/29,         Value     Income     (Loss)   Total     Income    Gains    Total  Value Return(a)
----------------------------------------------------------------------------------------------------------------------

Class A (9/94)
 2003                             $10.92       $.49      $ .23  $ .72       $(.50)   $(.08)  $(.58) $11.06      6.73%
 2002                              10.85        .51        .12    .63        (.52)    (.04)   (.56)  10.92      5.90
 2001                              10.19        .52        .67   1.19        (.53)      --    (.53)  10.85     11.98
 2000                              11.10        .53       (.92)  (.39)       (.52)      --    (.52)  10.19     (3.52)
 1999                              11.06        .52        .06    .58        (.53)    (.01)*  (.54)  11.10      5.31

Class B (3/97)
 2003                              10.94        .41        .21    .62        (.41)    (.08)   (.49)  11.07      5.82
 2002                              10.86        .43        .12    .55        (.43)    (.04)   (.47)  10.94      5.18
 2001                              10.20        .45        .66   1.11        (.45)      --    (.45)  10.86     11.14
 2000                              11.11        .45       (.92)  (.47)       (.44)      --    (.44)  10.20     (4.26)
 1999                              11.06        .44        .06    .50        (.44)    (.01)*  (.45)  11.11      4.61

Class C (9/94)
 2003                              10.86        .43        .21    .64        (.43)    (.08)   (.51)  10.99      6.04
 2002                              10.78        .44        .13    .57        (.45)    (.04)   (.49)  10.86      5.42
 2001                              10.13        .46        .66   1.12        (.47)      --    (.47)  10.78     11.32
 2000                              11.03        .47       (.91)  (.44)       (.46)      --    (.46)  10.13     (4.03)
 1999                              10.98        .46        .06    .52        (.46)    (.01)*  (.47)  11.03      4.81

Class R (7/86)
 2003                              10.91        .51        .22    .73        (.51)    (.08)   (.59)  11.05      6.91
 2002                              10.84        .53        .11    .64        (.53)    (.04)   (.57)  10.91      6.08
 2001                              10.18        .54        .67   1.21        (.55)      --    (.55)  10.84     12.18
 2000                              11.08        .55       (.91)  (.36)       (.54)      --    (.54)  10.18     (3.27)
 1999                              11.04        .54        .06    .60        (.55)    (.01)*  (.56)  11.08      5.49
----------------------------------------------------------------------------------------------------------------------


Class
(Inception                              Ratios/Supplemental Data
Date)                          -----------------------------------------
                                                     Ratio of
                                         Ratio of         Net
                                         Expenses  Investment
                                 Ending        to   Income to
                                    Net   Average     Average  Portfolio
                                 Assets       Net         Net   Turnover
Year Ended February 28/29,        (000) Assets(b)    Asset(b)       Rate
-------------------------------------------------------------------------

Class A (9/94)
 2003                          $ 77,312       .86%       4.47%        25%
 2002                            70,068       .87        4.64         40
 2001                            63,775       .88        4.97         16
 2000                            52,014       .88        5.02         44
 1999                            47,300       .93        4.72         25

Class B (3/97)
 2003                            21,602      1.61        3.72         25
 2002                            18,985      1.62        3.89         40
 2001                            13,487      1.63        4.22         16
 2000                            10,909      1.64        4.27         44
 1999                             8,825      1.68        3.96         25

Class C (9/94)
 2003                            13,082      1.41        3.93         25
 2002                            11,794      1.42        4.10         40
 2001                             7,489      1.43        4.42         16
 2000                             6,552      1.43        4.45         44
 1999                             6,994      1.48        4.17         25

Class R (7/86)
 2003                           160,678       .66        4.67         25
 2002                           162,649       .67        4.84         40
 2001                           162,081       .68        5.18         16
 2000                           158,816       .68        5.20         44
 1999                           185,428       .74        4.92         25
-------------------------------------------------------------------------







* The amounts shown include distributions in excess of capital gains of $.003 per share.

(a) Total returns are calculated on net asset value without any sales charge and are not annualized.



(b) After expense reimbursement from the Adviser, where applicable.


Section 5  Financial Highlights

Appendix  Additional State Information


                       Because the funds primarily purchase municipal bonds from California, each fund also bears investment risks from economic, political, or regulatory changes that could adversely affect municipal bond issuers in that state and therefore the value of the fund's investment portfolio. The following discussion of special state considerations was obtained from official offering statements of these issuers and has not been independently verified by the funds. The discussion includes general state tax information related to an investment in fund shares. Because tax laws are complex and often change, you should consult your tax advisor about the state tax consequences of a specific fund investment. See the Statement of Additional Information for further information.



                       California



                       California's economy, the largest in the nation, continues to show modest signs of recovery from the recession that plagued the State in 2001. However, the State's unemployment rate has changed little from last year (6.7% in April 2003 versus 6.6% in April 2002) and remains above the national rate of 6.0% in April 2003. California's per capita income was $32,996 in 2002 compared to the national average of $30,941.






                       Although the California economy has shown some improvement since 2001, State officials continue to grapple with severe budget imbalances resulting from State spending levels that exceed tax collections. The State benefited from the strong equity bull market as capital gains and stock option income from individuals provided dramatic increases in tax revenue. However, as the stock market slumped revenues declined precipitously, and while now stabilizing, they are at a much lower level than in fiscal year 2001 (which ended June 30, 2001). The State has yet to adequately reduce expenditures to levels consistent with revenues. The extent of the State's budget problems may limit California's ability to finance infrastructure, education, and other state service projects in the near-term.



                       In December 2002, Standard & Poor's and Fitch downgraded the State's ratings from A+ to A and from AA to A, respectively. Standard & Poor's moved its outlook to stable from negative at the same time, while Fitch maintained its negative outlook. The downgrades resulted from Governor Davis' announcement of a higher projected combined budget deficit of $35 billion for fiscal years 2003 and 2004. In February 2003, Moody's downgraded the State to A2 from A1, while moving its outlook from negative to stable. The State's lack of progress in addressing its large, projected budget deficit was cited by Moody's as the reason for the downgrade. Moody's also noted that its new rating reflected the possibility that the State might not resolve its structural operating deficit in fiscal year 2004. These ratings reflect the State's credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the funds may invest. Furthermore, it cannot be assumed that the State of California will maintain its current credit ratings.



                       The taxing authority of California's governmental entities is limited due to the adoption of Proposition 13 and other amendments to the California Constitution. Proposition 13, adopted by voters in 1978, limits to 1% of full cash value the rate of ad valorem property taxes on real property and generally restricts the reassessment of property to 2% per year, except upon new construction or change of ownership (subject to a number of exemptions). Because the basic 1% ad valorem tax levy is applied against the



                                                                       Appendix
                       assessed value of property as of the owner's date of acquisition, the amount of tax on similarly situated properties varies widely. The state and local governments are also subject to annual "appropriations limits" imposed by Article XIIIB of the California Constitution, which limits the state and local governments from spending the proceeds of tax revenues, regulatory licenses, user charges or other fees beyond imposed appropriations limits that are adjusted annually to reflect changes in cost of living and population. Revenues in excess of the limitations are measured over a two year cycle. Local governments must return any excess to taxpayers by rate reductions; the State must refund 50% of any excess, with the other 50% paid to schools and community colleges. A 1986 initiative statute called Proposition 62 requires either a majority or two-thirds voter approval for any increase in general or special taxes. Court decisions had struck down most of Proposition 62, but the California Supreme Court upheld its constitutionality in September 1995. Many aspects of the decision, such as whether it applies retroactively, remain unclear, but its future effect will be to further limit the fiscal flexibility of many local governments. The complex and ambiguous nature of the foregoing limitations makes it impossible to fully determine their impact on California municipal bonds or the ability of the state and local governments to pay debt service of California municipal bonds.



                       On November 5, 1996, California voters approved Proposition 218, which added Articles XIIIC and XIIID to the California Constitution, imposing certain vote requirements and other limitations on the imposition of new or increased and in some cases existing taxes, assessments, and property-related fees and charges. Proposition 218 also extends the initiative power to include the reduction or repeal of any local taxes, assessments, fees and charges. This extension of the initiative power is not limited to taxes imposed on or after the effective date of Proposition 218 and could result in the retroactive repeal or reduction in any existing taxes, assessments, fees or charges. If such a repeal or reduction occurs in a particular California entity, the financial condition of that entity may be adversely impacted and rating downgrades and/or defaults may result. Additionally, the voter approval requirement reduces the financial flexibility of local governments to deal with fiscal problems by limiting the ability to increase taxes, assessments, fees or charges. In some cases, this loss of flexibility may be and, in fact, has been cited as the reason for rating downgrades. No assurances can be given that California entities will be able to raise taxes to meet future spending requirements. In addition, at this time it is not clear exactly how a court will interpret Proposition 218.



                       Tax Treatment



                       The funds' regular monthly dividends will not be subject to California personal income taxes to the extent they are paid out of income earned on California municipal obligations or U.S. government securities. You will be subject to California personal income taxes, however, to the extent the funds distribute any taxable income or realized capital gains or if you sell or exchange shares of the funds and realize capital gain on the transaction.



                       The treatment of corporate shareholders of the funds differs from that described above. Corporate shareholders should refer to the Statement of Additional Information for more detailed information.





Appendix

Nuveen Mutual Funds

Nuveen offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by investment objectives.




Value


Nuveen NWQ Multi-Cap Value Fund


Nuveen Large-Cap Value Fund



International


Nuveen NWQ International Value Fund



Growth


Nuveen Rittenhouse Growth Fund


Nuveen Innovation Fund



Balanced


Balanced Stock and Bond Fund


Balanced Municipal and Stock Fund


Tax-Free Income
National Municipal Bond Funds
High Yield
Long-term
Insured Long-term
Intermediate-term
Limited-term
State Municipal Bond Funds

                 Arizona       Louisiana        North Carolina
                 California/1/ Maryland         Ohio
                 Colorado      Massachusetts/1/ Pennsylvania
                 Connecticut   Michigan         Tennessee
                 Florida       Missouri         Virginia
                 Georgia       New Jersey       Wisconsin
                 Kansas        New Mexico
                 Kentucky      New York/1/


Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated by reference into this prospectus, contains detailed information on fund policies and operation. Additional information about the fund's investments is available in the funds' annual and semi-annual reports to shareholders. In the funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year. Call Nuveen at (800) 257-8787 to request a free copy of any of these materials or other fund information, or ask your financial advisor for copies.

You may also obtain this and other fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (800) SEC-0330 for room hours and operation. You may also request fund information by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or sending an e-mail to publicinfo@sec.gov.


The funds are series of The Nuveen Multistate Trust II, whose Investment Company Act file number is 811-07755.





1. Long-term and insured long-term portfolios.


[LOGO] Nuveen Investments

       Nuveen Investments
       333 West Wacker Drive
       Chicago, IL 60606-1286

       (800) 257-8787
       www.nuveen.com


                                                                MPR-CA-0603D NA

Nuveen Investments Tax-Free Income Funds


                                                     PROSPECTUS JUNE 27, 2003



Dependable, tax-free income to help you keep more of what you earn.


                              [PHOTOS APPEAR HERE]


Connecticut
New Jersey
New York
New York Insured



The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                                                  [LOGO]

                                                                  NUVEEN
                                                                     INVESTMENTS

We have used the icons below throughout this prospectus to make it easy for you to find the type of information you need.

[GRAPHIC] Investment Strategy

[GRAPHIC] Risks

[GRAPHIC] Fees, Charges and Expenses

[GRAPHIC] Shareholder Instructions

[GRAPHIC] Performance and Current Portfolio Information



                                Table of Contents


Section 1 The Funds

This section provides you with an overview of the funds including investment objectives, portfolio holdings and historical performance information.

Introduction                                                                 1
------------------------------------------------------------------------------
Nuveen Connecticut Municipal Bond Fund                                       2
------------------------------------------------------------------------------
Nuveen New Jersey Municipal Bond Fund                                        4
------------------------------------------------------------------------------
Nuveen New York Municipal Bond Fund                                          6
------------------------------------------------------------------------------
Nuveen New York Insured Municipal Bond Fund                                  8
------------------------------------------------------------------------------

Section 2 How We Manage Your Money
This section gives you a detailed discussion of our investment and risk management strategies.

Who Manages the Funds                                                       10
------------------------------------------------------------------------------
What Securities We Invest In                                                11
------------------------------------------------------------------------------
How We Select Investments                                                   13
------------------------------------------------------------------------------
What the Risks Are                                                          13
------------------------------------------------------------------------------
How We Manage Risk                                                          14
------------------------------------------------------------------------------

Section 3 How You Can Buy and Sell Shares
This section provides the information you need to move money into or out of your account.

What Share Classes We Offer                                                 15
------------------------------------------------------------------------------
How to Reduce Your Sales Charge                                             16
------------------------------------------------------------------------------
How to Buy Shares                                                           17
------------------------------------------------------------------------------
Systematic Investing                                                        17
------------------------------------------------------------------------------
Systematic Withdrawal                                                       18
------------------------------------------------------------------------------
Special Services                                                            19
------------------------------------------------------------------------------
How to Sell Shares                                                          20
------------------------------------------------------------------------------

Section 4 General Information
This section summarizes the funds' distribution policies and other general information.

Dividends, Distributions and Taxes                                          22
------------------------------------------------------------------------------
Distribution and Service Plans                                              23
------------------------------------------------------------------------------
Net Asset Value                                                             24
------------------------------------------------------------------------------
Fund Service Providers                                                      24
------------------------------------------------------------------------------

Section 5 Financial Highlights
This section provides the funds' financial performance
for the past five years.                                                    25
------------------------------------------------------------------------------

Appendix Additional State Information                                       29
------------------------------------------------------------------------------

                                                                  June 27, 2003


Section 1  The Funds

                  Nuveen Connecticut Municipal Bond Fund
                  Nuveen New Jersey Municipal Bond Fund
                  Nuveen New York Municipal Bond Fund
                  Nuveen New York Insured Municipal Bond Fund


                                                 [GRAPHIC]

                                               Introduction

                       This prospectus is intended to provide important information to help you evaluate whether one of the Nuveen Mutual Funds listed above may be right for you. Please read it carefully before investing and keep it for future reference.




 NOT FDIC OR GOVERNMENT INSURED         MAY LOSE VALUE         NO BANK GUARANTEE


                                                           Section 1  The Funds

                                    [GRAPHIC]


         Nuveen Connecticut Municipal Bond Fund

Fund Overview


                                    [GRAPHIC]


Investment Objective

The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

                                    [GRAPHIC]


How the Fund Pursues Its Objective
The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by at least one independent rating agency. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

                                    [GRAPHIC]




What Are the Risks of Investing in the Fund?

The principal risks of investing in the fund are credit risk and interest rate risk. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. The fund may bear additional risk because it invests primarily in Connecticut bonds. The fund is non-diversified, and may invest more of its assets in a single issuer than a diversified fund. Greater concentration may increase risk. As with any mutual fund investment, loss of money is a risk of investing.

                                    [GRAPHIC]



Is This Fund Right For You?
The fund may be a suitable investment for you if you seek to:
..  Earn regular monthly tax-free dividends;
..  Preserve investment capital over time;
.. Reduce taxes on investment income; or .. Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:
..  Pursue long term growth;
.. Invest through an IRA or 401(k) plan; or .. Avoid fluctuations in share price.

How the Fund Has Performed



The chart and table that follow illustrate annual fund returns for each of the past ten years as well as average annualized fund and index returns for the one-, five- and ten-year periods ended December 31, 2002. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment).


Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. After-tax returns are shown for Class A shares only; after-tax returns for Class B, C, and R shares will vary. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for market indices do not include expenses, which are deducted from fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

Past performance does not necessarily indicate future performance.

 Total Returns/1/


                                     [CHART]
 Class A Annual Returns

 1993  12.3
 1994  -6.2
 1995  16.6
 1996   4.2
 1997   8.8
 1998   5.8
 1999  -3.8
 2000  10.5
 2001   5.6
 2002   8.7

Section 1  The Funds

During the ten years ended December 31, 2002, the highest and lowest quarterly returns were 6.70% and -5.59%, respectively, for the quarters ended 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the Average Annual Total Return table does include sales charges.



                                          Average Annual Total Returns
                                          for the Periods Ended
                                            December 31, 2002
                 Class Returns Before
                 Taxes                    1 Year    5 Year   10 Year
                 -----------------------------------------------------
                 Class A (Offer)          4.13%     4.35%     5.59%
                 Class B                  3.85%     4.27%     5.47%
                 Class C                  8.09%     4.68%     5.45%
                 Class R                  8.94%     5.45%     6.19%
                 -----------------------------------------------------
                 Class A (Offer) Returns:
                   After Taxes on
                     Distributions        4.05%     4.34%     5.55%
                   After Taxes on
                     Distributions and
                     Sale of Shares       4.51%     4.45%     5.51%
                 -----------------------------------------------------
                 Lehman Brothers
                   Market Benchmark/2/    9.60%     6.06%     6.71%
                 Lipper Peer Group/3/     8.51%     5.07%     5.96%



What Are the Costs of Investing?



                                    [GRAPHIC]


This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

 Shareholder Transaction Expenses/4/


Paid Directly From Your Investment

            Share Class                     A       B     C    R/5/
            -------------------------------------------------------
            Maximum Sales Charge Imposed
            on Purchases                 4.20%/6/  None   None None
            Maximum Sales Charge Imposed
            on Reinvested Dividends          None  None   None None
            Exchange Fees                    None  None   None None
            Deferred Sales Charge/7/      None/8/ 5%/9/ 1%/10/ None

 Annual Fund Operating Expenses/11/


Paid From Fund Assets

           Share Class                          A     B     C    R
           ---------------------------------------------------------
           Management Fees                     .54%  .54%  .54% .54%
           12b-1 Distribution and Service Fees .20%  .95%  .75%   --
           Other Expenses                      .11%  .11%  .11% .11%
           Total Annual Fund Operating
           Expenses--Gross+                    .85% 1.60% 1.40% .65%

            +After Expense Reimbursements
            Expense Reimbursements      (.01%) (.01%) (.01%) (.01%)
            Total Annual Fund Operating
            Expenses--Net                .84%  1.59%  1.39%   .64%

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. Your actual costs may be higher or lower.


                           Redemption               No Redemption
        Share Class   A      B      C     R     A      B      C     R
        ---------------------------------------------------------------
         1 Year     $  503 $  563 $  143 $ 66 $  503 $  163 $  143 $ 66
         3 Years    $  680 $  805 $  443 $208 $  680 $  505 $  443 $208
         5 Years    $  872 $  971 $  766 $362 $  872 $  871 $  766 $362
         10 Years   $1,425 $1,699 $1,680 $810 $1,425 $1,699 $1,680 $810



1. Class A total returns reflect actual performance for all periods; Class B, C and R total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class A performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What Are the Costs of Investing?"). The Class A year-to-date return on net asset value as of 3/31/03 was 1.18%.

2. Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.
3. Peer Group returns represent the average annualized returns of the funds in the Lipper Connecticut Municipal Debt Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.
4. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."
6. Reduced Class A sales charges apply to purchases of $50,000 or more. See
   "How You Can Buy and Sell Shares."
7. As a percentage of the lesser of purchase price or redemption proceeds.
8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."
9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.
10.Class C shares redeemed within one year of purchase are subject to a 1% CDSC. 11.Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers
   Conduct Rules.

                                                           Section 1  The Funds

                                    [GRAPHIC]


         Nuveen New Jersey Municipal Bond Fund

Fund Overview


                                    [GRAPHIC]


Investment Objective
The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

                                    [GRAPHIC]


How the Fund Pursues Its Objective
The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by at least one independent rating agency. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

                                    [GRAPHIC]




What Are the Risks of Investing in the Fund?

The principal risks of investing in the fund are credit risk and interest rate risk. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. The fund may bear additional risk because it invests primarily in New Jersey bonds. The fund is non-diversified, and may invest more of its assets in a single issuer than a diversified fund. Greater concentration may increase risk. As with any mutual fund investment, loss of money is a risk of investing.

                                    [GRAPHIC]



Is This Fund Right For You?
The fund may be a suitable investment for you if you seek to:
..  Earn regular monthly tax-free dividends;
..  Preserve investment capital over time;
.. Reduce taxes on investment income; or .. Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:
..  Pursue long term growth;
.. Invest through an IRA or 401(k) plan; or .. Avoid fluctuations in share price.

How the Fund Has Performed



The chart and table that follow illustrate annual fund returns for each of the past ten years as well as average annualized fund and index returns for the one- and five-year and ten-year periods ended December 31, 2002. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment).


Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. After-tax returns are shown for Class A shares only; after-tax returns for Class B, C, and R shares will vary. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for market indices do not include expenses, which are deducted from fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

Past performance does not necessarily indicate future performance.

 Total Returns/1/




                                    [CHART]

Class A Annual Returns

1993    12.4
1994    -4.4
1995    14.9
1996     3.6
1997     8.9
1998     5.4
1999    -3.7
2000    12.0
2001     4.7
2002     8.1

Section 1  The Funds

During the ten years ended December 31, 2002, the highest and lowest quarterly returns were 5.55% and -4.95%, respectively, for the quarters ended 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the Average Annual Total Return table does include sales charges.



                                          Average Annual Total Returns
                                          for the Periods Ended
                                            December 31, 2002
                 Class Returns Before
                 Taxes                    1 Year    5 Year   10 Year
                 -----------------------------------------------------
                 Class A (Offer)          3.54%     4.27%     5.54%
                 Class B                  3.23%     4.17%     5.38%
                 Class C                  7.43%     4.55%     5.33%
                 Class R                  8.30%     5.36%     6.23%
                 -----------------------------------------------------
                 Class A (Offer) Returns:
                  After Taxes on
                    Distributions         3.54%     4.27%     5.49%
                  After Taxes on
                    Distributions and
                    Sale of Shares        3.87%     4.33%     5.40%
                 -----------------------------------------------------
                 Lehman Brothers
                   Market Benchmark/2/    9.60%     6.06%     6.71%
                 Lipper Peer Group/3/     8.58%     4.96%     5.80%



What Are the Costs of Investing?



                                    [GRAPHIC]



This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

 Shareholder Transaction Expenses/4/


Paid Directly From Your Investment

            Share Class                     A       B     C    R/5/
            -------------------------------------------------------
            Maximum Sales Charge Imposed
            on Purchases                 4.20%/6/  None   None None
            Maximum Sales Charge Imposed
            on Reinvested Dividends          None  None   None None
            Exchange Fees                    None  None   None None
            Deferred Sales Charge/7/      None/8/ 5%/9/ 1%/10/ None

 Annual Fund Operating Expenses/11/


Paid From Fund Assets


           Share Class                          A     B     C    R
           ---------------------------------------------------------
           Management Fees                     .55%  .55%  .55% .55%
           12b-1 Distribution and Service Fees .20%  .95%  .75%   --
           Other Expenses                      .16%  .16%  .16% .16%
           Total Annual Fund Operating
           Expenses--Gross+                    .91% 1.66% 1.46% .71%



           +After Expense Reimbursements
            Expense Reimbursements         (.01%) (.01%) (.01%) (.01%)
            Total Annual Fund Operating
            Expenses--Net                   .90%  1.65%  1.45%   .70%


The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. Your actual costs may be higher or lower.


                           Redemption               No Redemption
        Share Class   A      B      C     R     A      B      C     R
        ---------------------------------------------------------------
         1 Year     $  509 $  569 $  149 $ 73 $  509 $  169 $  149 $ 73
         3 Years    $  698 $  823 $  462 $227 $  698 $  523 $  462 $227
         5 Years    $  903 $1,002 $  797 $395 $  903 $  902 $  797 $395
         10 Years   $1,493 $1,766 $1,746 $883 $1,493 $1,766 $1,746 $883


 1.Class R total returns reflect actual performance for all periods; Class A, B and C total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class R performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What Are the Costs of Investing?"). The Class A year-to-date return on net asset value as of 3/31/03 was .79%.

 2.Market Benchmark returns reflect the performance of the Lehman Brothers
   Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.
 3.Peer Group returns reflect the performance of the Lipper New Jersey
   Municipal Debt Index, an index that represents the average annualized returns of the 30 largest funds in the Lipper New Jersey Municipal Debt Category. Peer Group returns assume reinvestment of dividends and do not reflect any applicable sales charges.
 4.As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
 5.Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares." 6.Reduced Class A sales charges apply to purchases of $50,000 or more. See
   "How You Can Buy and Sell Shares."
 7.As a percentage of the lesser of purchase price or redemption proceeds. 8.Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."
 9.Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.
10.Class C shares redeemed within one year of purchase are subject to a 1% CDSC. 11.Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers
   Conduct Rules.

                                                           Section 1  The Funds

                                    [GRAPHIC]


         Nuveen New York Municipal Bond Fund

Fund Overview


                                    [GRAPHIC]


Investment Objective
The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

                                    [GRAPHIC]


How the Fund Pursues Its Objective
The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by at least one independent rating agency. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

                                    [GRAPHIC]



What Are the Risks of Investing in the Fund?

The principal risks of investing in the fund are credit risk and interest rate risk. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. The fund may bear additional risk because it invests primarily in New York bonds. As with any mutual fund investment, loss of money is a risk of investing.

                                    [GRAPHIC]


Is This Fund Right For You?
The fund may be a suitable investment for you if you seek to:
..  Earn regular monthly tax-free dividends;
..  Preserve investment capital over time;
.. Reduce taxes on investment income; or .. Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:
..  Pursue long term growth;
.. Invest through an IRA or 401(k) plan; or .. Avoid fluctuations in share price.

How the Fund Has Performed



The chart and table that follow illustrate annual fund returns for each of the past ten years as well as average annualized fund and index returns for the one-, five- and ten-year periods ended December 31, 2002. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment).


Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. After-tax returns are shown for Class A shares only; after-tax returns for Class B, C, and R shares will vary. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for market indices do not include expenses, which are deducted from fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

Past performance does not necessarily indicate future performance.

 Total Returns/1/


                                    [CHART]
Class A Annual Returns

1993    12.7%
1994    -6.5%
1995    17.6%
1996     4.0%
1997     9.3%
1998     6.4%
1999    -3.0%
2000    11.3%
2001     3.8%
2002     9.1%


Section 1  The Funds

During the ten years ended December 31, 2002, the highest and lowest quarterly returns were 7.07% and -5.20%, respectively, for the quarters ended 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the Average Annual Total Return table does include sales charges.



                                         Average Annual Total Returns
                                         for the Periods Ended
                                           December 31, 2002
                Class Returns Before
                Taxes                     1 Year   5 Year   10 Year
                -----------------------------------------------------
                Class A (Offer)           4.49%    4.49%     5.79%
                Class B                   4.27%    4.45%     5.66%
                Class C                   8.50%    4.80%     5.64%
                Class R                   9.28%    5.60%     6.51%
                -----------------------------------------------------
                Class A (Offer) Returns:
                 After Taxes on
                   Distributions          4.24%    4.43%     5.72%
                 After Taxes on
                   Distributions and
                   Sale of Shares         4.60%    4.57%     5.68%
                -----------------------------------------------------
                Lehman Brothers
                  Market Benchmark/2/     9.60%    6.06%     6.71%
                Lipper Peer Group/3/      9.02%    5.04%     5.81%



What Are the Costs of Investing?



                                    [GRAPHIC]

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

 Shareholder Transaction Expenses/4/


Paid Directly From Your Investment

            Share Class                     A       B     C    R/5/
            -------------------------------------------------------
            Maximum Sales Charge Imposed
            on Purchases                 4.20%/6/  None   None None
            Maximum Sales Charge Imposed
            on Reinvested Dividends          None  None   None None
            Exchange Fees                    None  None   None None
            Deferred Sales Charge/7/      None/8/ 5%/9/ 1%/10/ None

 Annual Fund Operating Expenses/11/


Paid From Fund Assets


           Share Class                          A     B     C    R
           ---------------------------------------------------------
           Management Fees                     .54%  .54%  .54% .54%
           12b-1 Distribution and Service Fees .20%  .95%  .75%   --
           Other Expenses                      .14%  .14%  .14% .14%
           Total Annual Fund Operating
           Expenses--Gross+                    .88% 1.63% 1.43% .68%



           +After Expense Reimbursements
            Expense Reimbursements      (.01%) (.01%) (.01%) (.01%)
            Total Annual Fund Operating
            Expenses--Net                .87%  1.62%  1.42%   .67%


The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. Your actual costs may be higher or lower.


                           Redemption               No Redemption
        Share Class   A      B      C     R     A      B      C     R
        ---------------------------------------------------------------
         1 Year     $  506 $  566 $  146 $ 69 $  506 $  166 $  146 $ 69
         3 Years    $  689 $  814 $  452 $218 $  689 $  514 $  452 $218
         5 Years    $  887 $  987 $  782 $379 $  887 $  887 $  782 $379
         10 Years   $1,459 $1,732 $1,713 $847 $1,459 $1,732 $1,713 $847



 1.Class R total returns reflect actual performance for all periods; Class A, B and C total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class R performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What Are the Costs of Investing?"). The Class A year-to-date return on net asset value as of 3/31/03 was 1.06%.

 2.Market Benchmark returns reflect the performance of the Lehman Brothers
   Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.
 3.Peer Group returns reflect the performance of the Lipper New York Municipal
   Debt Index, an index that represents the average annualized returns of the 30 largest funds in the Lipper New York Municipal Debt Category. Peer Group returns assume reinvestment of dividends and do not reflect any applicable sales charges.
 4.As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
 5.Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares." 6.Reduced Class A sales charges apply to purchases of $50,000 or more. See
   "How You Can Buy and Sell Shares."
 7.As a percentage of the lesser of purchase price or redemption proceeds. 8.Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."
 9.Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.
10.Class C shares redeemed within one year of purchase are subject to a 1% CDSC.

11.Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules. Nuveen Advisory Corp. has a contractual obligation to waive some or all of its fees or reimburse expenses to prevent total operating expenses (not counting distribution and service fees) from exceeding 0.75% of the fund's average daily net assets.


                                                           Section 1  The Funds

                                    [GRAPHIC]


         Nuveen New York Insured Municipal Bond Fund

Fund Overview


                                    [GRAPHIC]


Investment Objective
The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

                                    [GRAPHIC]


How the Fund Pursues Its Objective
The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by at least one independent rating agency. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade. The fund primarily buys insured municipal bonds.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued insured municipal bonds that offer the potential for above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

                                    [GRAPHIC]


What Are the Risks of Investing in the Fund?

The principal risks of investing in the fund are interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. The fund may bear additional risk because it invests primarily in New York bonds. As with any mutual fund investment, loss of money is a risk of investing.

                                    [GRAPHIC]

Is This Fund Right For You?
The fund may be a suitable investment for you if you seek to:
..  Earn regular monthly tax-free dividends;
..  Preserve investment capital over time;
.. Reduce taxes on investment income; or .. Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:
..  Pursue long term growth;
.. Invest through an IRA or 401(k) plan; or .. Avoid fluctuations in share price.

How the Fund Has Performed



The chart and table that follow illustrate annual fund returns for each of the past ten years as well as average annualized fund and index returns for the one-, five- and ten-year periods ended December 31, 2002. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment).


Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. After-tax returns are shown for Class A shares only; after-tax returns for Class B, C, and R shares will vary. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for market indices do not include expenses, which are deducted from fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

Past performance does not necessarily indicate future performance.

 Total Returns/1/


                                    [CHART]

Class A Annual Returns

1993   12.8
1994   -6.4
1995   17.2
1996    3.2
1997    7.3
1998    5.4
1999   -2.8
2000   11.0
2001    3.8
2002   10.1

Section 1  The Funds

During the ten years ended December 31, 2002, the highest and lowest quarterly returns were 6.87% and -5.99%, respectively, for the quarters ended 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the Average Annual Total Return table does include sales charges.



                                          Average Annual Total Returns
                                          for the Periods Ended
                                            December 31, 2002
                 Class Returns Before
                 Taxes                    1 Year    5 Year   10 Year
                 -----------------------------------------------------
                 Class A (Offer)           5.41%    4.48%     5.48%
                 Class B                   5.16%    4.41%     5.33%
                 Class C                   9.47%    4.80%     5.29%
                 Class R                  10.15%    5.58%     6.17%
                 -----------------------------------------------------
                 Class A (Offer) Returns:
                  After Taxes on
                    Distributions          5.28%    4.44%     5.43%
                  After Taxes on
                    Distributions and
                    Sale of Shares         5.17%    4.51%     5.37%
                 -----------------------------------------------------
                 Lehman Brothers
                   Market Benchmark2       9.60%    6.06%     6.71%
                 Lipper Peer Group3        9.78%    5.08%     5.92%



What Are the Costs of Investing?



                                    [GRAPHIC]

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

 Shareholder Transaction Expenses/4/


Paid Directly From Your Investment

            Share Class                     A       B     C    R/5/
            -------------------------------------------------------
            Maximum Sales Charge Imposed
            on Purchases                 4.20%/6/  None   None None
            Maximum Sales Charge Imposed
            on Reinvested Dividends          None  None   None None
            Exchange Fees                    None  None   None None
            Deferred Sales Charge/7/      None/8/ 5%/9/ 1%/10/ None

 Annual Fund Operating Expenses/11/


Paid From Fund Assets


           Share Class                          A     B     C    R
           ---------------------------------------------------------
           Management Fees                     .54%  .54%  .54% .54%
           12b-1 Distribution and Service Fees .20%  .95%  .75%   --
           Other Expenses                      .14%  .14%  .14% .14%
           Total Annual Fund Operating
           Expenses--Gross+                    .88% 1.63% 1.43% .68%

           +After Expense Reimbursements
            Expense Reimbursements       (.01%) (.01%) (.01%) (.01%)
            Total Annual Fund Operating
            Expenses--Net                 .87%  1.62%  1.42%   .67%


The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. Your actual costs may be higher or lower.


                           Redemption               No Redemption
        Share Class   A      B      C     R     A      B      C     R
        ---------------------------------------------------------------
         1 Year     $  506 $  566 $  146 $ 69 $  506 $  166 $  146 $ 69
         3 Years    $  689 $  814 $  452 $218 $  689 $  514 $  452 $218
         5 Years    $  887 $  987 $  782 $379 $  887 $  887 $  782 $379
         10 Years   $1,459 $1,732 $1,713 $847 $1,459 $1,732 $1,713 $847



1. Class R total returns reflect actual performance for all periods; Class A, B and C total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class R performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What Are the Costs of Investing?"). The Class A year-to-date return on net asset value as of 3/31/03 was 1.10%.

2. Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.
3. Peer Group returns represent the average annualized returns of the funds in the Lipper New York Insured Municipal Debt Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.
4. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."
6. Reduced Class A sales charges apply to purchases of $50,000 or more. See
   "How You Can Buy and Sell Shares."
7. As a percentage of the lesser of purchase price or redemption proceeds.
8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."
9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.
10.Class C shares redeemed within one year of purchase are subject to a 1% CDSC.

11.Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules. Nuveen Advisory Corp. has a contractual obligation to waive some or all of its fees or reimburse expenses to prevent total operating expenses (not counting distribution and service fees) from exceeding 0.975% of the fund's average daily net assets.


                                                           Section 1  The Funds

Section 2  How We Manage Your Money

                       To help you understand how the funds' assets are managed, this section includes a detailed discussion of the adviser's investment and risk management strategies. For a more complete discussion of these matters, please consult the Statement of Additional Information.


                                                 [GRAPHIC]

                                           Who Manages the Funds


                       Nuveen Advisory Corp. ("Nuveen Advisory"), the funds' investment adviser, offers premier advisory and investment management services to a broad range of mutual fund clients. Nuveen Advisory is responsible for the selection and on-going monitoring of the municipal bonds in the funds' investment portfolios, managing the funds' business affairs and providing certain clerical, bookkeeping and other administrative services. Nuveen Advisory is located at 333 West Wacker Drive, Chicago, IL 60606.



                       Nuveen Advisory is a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen") (formerly known as The John Nuveen Company). Founded in 1898, Nuveen has been synonymous with investments that withstand the test of time. Today we provide managed assets and structured investment products and services to help financial advisors serve the wealth management needs of individuals and families. Nuveen manages more than $81 billion in assets.


                       Nuveen Advisory is responsible for execution of specific investment strategies and day-to-day investment operations. Nuveen Advisory manages each fund using a team of analysts and portfolio managers that focus on a specific group of funds. Day-to-day operation of each fund and the execution of its specific investment strategies is the responsibility of the designated portfolio manager described below.




                       Paul L. Brennan has been the portfolio manager for the Connecticut, New York and New York Insured Funds since 1999 and the New Jersey Fund since January 2003. Mr. Brennan became a portfolio manager of Flagship Financial Inc. in 1994, and subsequently became an Assistant Vice President of Nuveen Advisory upon the acquisition of Flagship Resources Inc. by Nuveen in 1997. He became a Vice President of Nuveen Advisory in 2002. Mr. Brennan currently manages investments for forty Nuveen-sponsored investment companies.


                       For the most recent fiscal year, the funds paid the following management fees to Nuveen Advisory as a percentage of net assets:


                Nuveen Connecticut Municipal Bond Fund      .54%
                Nuveen New Jersey Municipal Bond Fund       .55%
                Nuveen New York Municipal Bond Fund         .54%
                Nuveen New York Insured Municipal Bond Fund .54%


Section 2  How We Manage Your Money

                                                 [GRAPHIC]

                                       What Securities We Invest In

                       Each fund's investment objective may not be changed without shareholder approval. The following investment policies may be changed by the Board of Trustees without shareholder approval unless otherwise noted in this prospectus or the Statement of Additional Information.

                       Municipal Bonds

                       The funds invest primarily in municipal bonds that pay interest that is exempt from regular federal, state and (for the New York funds) local income tax. Income from these bonds may be subject to the federal alternative minimum tax.

                       States, local governments and municipalities issue municipal bonds to raise money for various public purposes such as building public facilities, refinancing outstanding obligations and financing general operating expenses. These bonds include general obligation bonds, which are backed by the full faith and credit of the issuer and may be repaid from any revenue source, and revenue bonds, which may be repaid only from the revenue of a specific facility or source.

                       The funds may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the funds will only purchase these bonds where the issuer has a strong incentive to continue making appropriations until maturity.

                       The funds may invest in inverse floating rate securities, sometimes referred to as "inverse floaters." Inverse floaters have variable interest rates that move in the opposite direction from movements in prevailing short-term interest rate levels--rising when prevailing short-term interest rates fall, and vice versa. In addition to paying fluctuating income levels, the prices of inverse floaters can be more volatile than the prices of conventional fixed-rate bonds with comparable maturities.

                       In evaluating municipal bonds of different credit qualities or maturities, Nuveen Advisory takes into account the size of yield spreads. Yield spread is the additional return the funds may earn by taking on additional credit risk or interest rate risk. For example, yields on low quality bonds are higher than yields on high quality bonds because investors must be compensated for incurring the higher credit risk associated with low quality bonds. If yield spreads do not provide adequate compensation for the additional risk associated with low quality bonds, the funds will buy bonds of relatively higher quality. Similarly, in evaluating bonds of different maturities, Nuveen Advisory evaluates the comparative yield available on these bonds. If yield spreads on long-term bonds do not compensate the funds adequately for the additional interest rate risk the funds must assume, the funds will buy bonds of relatively shorter maturity. In addition, municipal bonds in a particular industry may provide higher yields relative to their risk compared to bonds in other industries. If that occurs, a fund may buy relatively more bonds from issuers in that industry. In that case, the fund's portfolio composition would change from time to time.

                       Quality Municipal Bonds

                       The funds purchase only quality municipal bonds that are either rated investment grade (AAA/Aaa to BBB/Baa) by at least one independent rating agency at the time of purchase or are non-rated but judged to be investment grade by the funds' investment adviser. If suitable municipal bonds from a

                                            Section 2  How We Manage Your Money
                       specific state are not available at attractive prices and yields, a fund may invest in municipal bonds of U.S. territories (such as Puerto Rico and Guam) which are exempt from regular federal, state and local income taxes. The New Jersey, New York, and New York Insured Funds may not invest more than 20% of their net assets in these territorial municipal bonds.

                       Portfolio Maturity

                       Each fund buys municipal bonds with different maturities in pursuit of its investment objective, but maintains under normal market conditions an investment portfolio with an overall weighted average portfolio maturity of 15 to 30 years.

                       Insurance

                       The New York Insured Fund primarily purchases insured municipal bonds. Under normal market conditions, the New York Insured Fund will invest at least 80% of its assets in insured municipal bonds. Insured municipal bonds are either covered by individual, permanent insurance policies (obtained either at the time of issuance or subsequently), or covered "while in fund" under a master portfolio insurance policy purchased by a fund. Insurance guarantees only the timely payment of interest and principal on the bonds; it does not guarantee the value of either individual bonds or fund shares.

                       Portfolio insurance policies are effective only so long as the fund continues to own the covered bond, and the price the fund would receive upon sale of such a bond would not benefit from the insurance. Insurers under master portfolio insurance policies currently include MBIA Insurance Corp., Ambac Assurance Corporation, Financial Security Assurance Inc., and Financial Guaranty Insurance Company. The fund's investment adviser may obtain master policies from other insurers, but only from insurers that specialize in insuring municipal bonds and whose claims-paying ability is rated Aaa or AAA by Moody's and S&P. Insurers are responsible for making their own assessment of the insurability of a municipal bond.

                       The New York Insured Fund can invest up to 20% of its net assets in uninsured municipal bonds that are backed by an escrow account containing sufficient U.S. Government or U.S. Government agency securities to ensure timely payment of principal and interest. These bonds are normally regarded as having the credit characteristics of the underlying U.S. Government-backed securities.

                       Short-Term Investments

                       Under normal market conditions, each fund may invest up to 20% of net assets in short-term investments, such as, short-term, high quality municipal bonds or money market funds. See "How We Manage Risk--Hedging and Other Defensive Investment Strategies." The funds may invest in short-term, high quality taxable securities or shares of taxable money market funds if suitable short-term municipal bonds or shares of tax-exempt money market funds are not available at reasonable prices and yields. If the funds invest in taxable securities, they may not achieve their investment objective. For more information on eligible short-term investments, see the Statement of Additional Information.

                       Forwards and Delayed-Delivery Settlement

                       Each fund may enter into contracts to purchase securities for a specified price at a future date later than the normal settlement date. If the delayed settlement takes place less than 61 days after purchase, it is referred to as a "delayed-delivery" transaction. Newly issued municipal bonds sold on a "when-issued" basis represent a common form of delayed-delivery transaction. If settlement

Section 2  How We Manage Your Money
                       takes place more than 60 days after purchase, the transaction is called a "forward." These transactions involve an element of risk because the value of the security to be purchased may decline before the settlement date.

                       Municipal "forwards" pay higher interest rates after settlement than standard bonds, to compensate the buyer for bearing market risk but deferring income during the settlement period, and can often be bought at attractive prices and yields. For instance, if a fund knows that a portfolio bond will, or is likely to, be called or mature on a specific future date, the fund may buy a forward settling on or about that date to replace the called or maturing bond and "lock in" a currently attractive interest rate.


                                                 [GRAPHIC]

                                         How We Select Investments


                       Nuveen Advisory selects municipal bonds for the funds based upon its assessment of a bond's relative value in terms of current yield, price, credit quality and future prospects. Nuveen Advisory is supported by Nuveen's team of specialized research analysts who review municipal securities available for purchase, monitor the continued creditworthiness of each fund's municipal investments, and analyze economic, political and demographic trends affecting the municipal markets. We use these resources to identify municipal bonds with favorable characteristics we believe are not yet recognized by the market. We then select those higher-yielding and undervalued municipal bonds that we believe represent the most attractive values.


                       Portfolio Turnover

                       Each fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of a fund's investment portfolio that is sold and replaced with new securities during a year is known as the fund's portfolio turnover rate. The funds intend to keep portfolio turnover relatively low in order to reduce trading costs and the realization of taxable capital gains. Each fund, however, may make limited short-term trades to take advantage of market opportunities or reduce market risk.


                                                 [GRAPHIC]

                                            What the Risks Are

                       Risk is inherent in all investing. Investing in a mutual fund--even the most conservative--involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in these funds. Because of these and other risks, you should consider an investment in any of these funds to be a long-term investment.

                       Credit risk: Each fund is subject to credit risk. Credit risk is the risk that an issuer of a municipal bond will be unable to meet its obligation to make interest and principal payments due to changing financial or market conditions.

                       Interest rate risk: Because the funds invest in fixed-income securities, the funds are subject to interest rate risk. Interest rate risk is the risk that the value of a fund's portfolio will decline because of rising interest rates. Interest rate risk is generally lower for shorter-term investments and higher for longer-term investments.

                       Income risk: The risk that the income from a fund's portfolio will decline because of falling market interest rates. This can result when the fund invests

                                            Section 2  How We Manage Your Money
                       the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio's current earnings rate. Also, if a fund invests in inverse floating rate securities, whose income payments vary inversely with changes in short-term market rates, the fund's income may decrease if short-term interest rates rise.

                       State concentration risk: Because the funds primarily purchase municipal bonds from a specific state, each fund also bears investment risk from economic, political or regulatory changes that could adversely affect municipal bond issuers in that state and therefore the value of the fund's investment portfolio. See "Appendix--Additional State Information." These risks may be greater for the Connecticut and New Jersey Funds, which as "non-diversified" funds may concentrate their investments in municipal bonds of certain issuers to a greater extent than the New York Funds, which are diversified funds.

                       Inflation risk: The risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of each fund's assets can decline as can the value of the fund's distributions.


                                                 [GRAPHIC]

                                            How We Manage Risk

                       In pursuit of its investment objective, each fund assumes investment risk, chiefly in the form of credit risk and interest rate risk. The funds limit this investment risk generally by restricting the type and maturities of municipal bonds they purchase, and by diversifying their investment portfolios geographically within a state as well as across different industry sectors. The New York Insured Fund also limits investment risk by primarily buying insured municipal bonds.

                       Investment Limitations


                       The funds have adopted certain investment limitations (based on total assets) that cannot be changed without shareholder approval and are designed to limit your investment risk and maintain portfolio diversification. For example, each fund may not have more than 25% in any one industry such as electric utilities or health care.





                       As diversified funds, the New York and New York Insured Funds also may not have more than:


                        . 5% in securities of any one issuer (except U.S. Government securities or for 25% of their assets).


                       Hedging and Other Defensive Investment Strategies

                       Each fund may invest up to 100% in cash equivalents and short-term investments as a temporary defensive measure in response to adverse market conditions, or to keep cash on hand fully invested. During these periods, the weighted average maturity of a fund's investment portfolio may fall below the defined range described under "Portfolio Maturity."

                       Each fund may also use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include using financial futures contracts, options on financial futures, or options based on either an index of long-term tax-free securities or on debt securities whose prices, in Nuveen Advisory's opinion, correlate with the prices of the funds' investments. The funds, however, have no present intent to use these strategies.

Section 2  How We Manage Your Money

Section 3  How You Can Buy and Sell Shares

                       We offer four classes of fund shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial advisor can help you determine which class is best for you. We offer a number of services for your convenience. Please see the Statement of Additional Information for further details.


                                                 [GRAPHIC]

                                       What Share Classes We Offer

                       Class A Shares
                       You can buy Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in "How to Reduce Your Sales Charge." Class A shares are also subject to an annual service fee of .20% of the fund's average daily net assets that compensates your financial advisor for providing on-going service to you. Nuveen retains the up-front sales charge and the service fee on accounts with no authorized dealer of record. The up-front Class A sales charge for all funds described in the prospectus is as follows:


                                                                                 Authorized Dealer
                                    Sales Charge as % of  Sales Charge as % of  Commission as % of
 Amount of Purchase                 Public Offering Price Net Amount Invested  Public Offering Price
 Less than $50,000                           4.20%               4.38%               3.70%

 $50,000 but less than $100,000              4.00%               4.18%               3.50%
 $100,000 but less than $250,000             3.50%               3.63%               3.00%
 $250,000 but less than $500,000             2.50%               2.56%               2.00%
 $500,000 but less than $1,000,000           2.00%               2.04%               1.50%
 $1,000,000 and over                         --/1/                 --                1.00%/1/

                     /1/You can buy $1 million or more of Class A shares at net asset value without an up-front sales charge. Nuveen pays authorized dealers of record on these share purchases a sales commission of 1.00% of the first $2.5 million, plus .50% of the next $2.5 million, plus .25% of the amount over $5.0 million. If you redeem your shares within 18 months of purchase, you may have to pay a Contingent Deferred Sales Charge (CDSC) of 1% of either your purchase price or your redemption proceeds, whichever is lower. You do not have to pay this CDSC if your financial advisor has made arrangements with Nuveen and agrees to waive the commission.


                       Class B Shares

                       You can buy Class B shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of .95% of average daily net assets. The annual .20% service fee compensates your financial advisor for providing on-going service to you. Nuveen retains the service fee on accounts with no authorized dealer of record. The annual .75% distribution fee compensates Nuveen for paying your financial advisor a 4% up-front sales commission, which includes an advance of the first year's service fee. If you sell your shares within six years of purchase, you will normally have to pay a CDSC, based on either your purchase price or what you sell your shares for, whichever amount is lower, according to the following schedule. You do not pay a CDSC on any Class B shares you purchase by reinvesting dividends.

                                     Section 3  How You Can Buy and Sell Shares

                       Class B shares automatically convert to Class A shares eight years after you buy them so that the distribution fees you pay over the life of your investment are limited. You will continue to pay an annual service fee on any converted Class B shares.

              Years Since Purchase  0-1 1-2 2-3 3-4 4-5 5-6 Over 6
              CDSC                   5%  4%  4%  3%  2%  1%   None


                       Class C Shares

                       You can buy Class C shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of .75% of average daily net assets. The annual .20% service fee compensates your financial advisor for providing on-going service to you. Nuveen retains the service fee on accounts with no authorized dealer of record. The annual .55% distribution fee reimburses Nuveen for paying your financial advisor an on-going sales commission as well as an advance of the first year's service and distribution fees. If you sell your shares within 12 months of purchase, you will normally have to pay a 1% CDSC based on your purchase or sale price, whichever is lower. You do not pay a CDSC on any Class C shares you purchase by reinvesting dividends.

                       Class R Shares

                       You may purchase Class R shares only under limited circumstances, at the net asset value on the day of purchase. In order to qualify, you must be eligible under one of the programs described in "How to Reduce Your Sales Charge" (below) or meet certain other purchase size criteria. Class R shares are not subject to sales charges or ongoing service or distribution fees. Class R shares have lower on-going expenses than the other classes.


                                                 [GRAPHIC]

                                     How to Reduce Your Sales Charge

                       We offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares or to qualify to purchase Class R shares.

Class A Sales Charge      Class A Sales Charge       Class R Eligibility
Reductions                Waivers                    .Certain employees and
..Rights of accumulation   .Nuveen Defined              directors of Nuveen or
..Letter of intent           Portfolio or Exchange-     employees of authorized
..Group purchase             Traded Fund                dealers
                            reinvestment             .Bank trust departments
                          .Certain employees and
                            directors of Nuveen or
                            employees of
                            authorized dealers
                          .Bank trust departments

                       In addition, Class A shares at net asset value and Class R shares may be purchased through registered investment advisers, certified financial planners and registered broker-dealers who charge asset-based or comprehensive "wrap" fees for their services. Please refer to the Statement of Additional Information for detailed program descriptions and eligibility requirements. Additional information is available from your financial advisor or by calling (800) 257-8787. Your financial advisor can also help you prepare any necessary application forms. You or your financial advisor must notify Nuveen at the time of each purchase if you are eligible for any of these programs. The funds may modify or discontinue these programs at any time.

Section 3  How You Can Buy and Sell Shares

                                                 [GRAPHIC]

                                             How To Buy Shares

                       Fund shares may be purchased on any business day, which is any day the New York Stock Exchange is open for business and normally ends at 4 p.m. New York time. Generally, the Exchange is closed on weekends and national holidays. The share price you pay will depend on when Nuveen receives your order. Orders received before the close of trading on a business day will receive that day's closing share price, otherwise you will receive the next business day's price.

                       Through a Financial Advisor


                       You may buy shares through your financial advisor, who can handle all the details for you, including opening a new account. Financial advisors can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisors generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an on-going basis to help assure your investments continue to meet your needs as circumstances change. Financial advisors (including brokers or agents) are paid for on-going investment advice and services either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge. If you do not have a financial advisor, call (800) 257-8787 and Nuveen can refer you to one in your area.


                       By Mail


                       You may open an account and buy shares by mail by completing the enclosed application and mailing it along with your check to: Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. No third party checks will be accepted.


                       Investment Minimums

                       The minimum initial investment is $3,000 ($50 through systematic investment plan accounts) and may be lower for accounts opened through certain fee-based programs. Subsequent investments must be in amounts of $50 or more. The funds reserve the right to reject purchase orders and to waive or increase the minimum investment requirements.


                                                 [GRAPHIC]

                                           Systematic Investing


                       Systematic investing allows you to make regular investments through automatic deductions from your bank account, directly from your paycheck or from exchanging shares from another mutual fund account (simply complete the appropriate application). The minimum automatic deduction is $50 per month. There is no charge to participate in each fund's systematic investment plan. To take advantage of this investing opportunity, simply complete the appropriate section of the account application form or submit an Account Update Form. You can stop the deductions at any time by notifying the fund in writing.


                                     Section 3  How You Can Buy and Sell Shares

                       From Your Bank Account

                       You can make systematic investments of $50 or more per month by authorizing us to draw preauthorized checks on your bank account.

                       From Your Paycheck

                       With your employer's consent, you can make systematic investments of $25 or more per pay period (meeting the monthly minimum of $50) by authorizing your employer to deduct monies from your paycheck.

                       Systematic Exchanging

                       You can make systematic investments by authorizing Nuveen to exchange shares from one Nuveen mutual fund account into another identically registered Nuveen account of the same share class.

                       The chart below illustrates the benefits of systematic investing based on a $3,000 initial investment and subsequent monthly investments of $100 over 20 years. The example assumes you earn a return of 4%, 5% or 6% annually on your investment and that you reinvest all dividends. These annual returns do not reflect past or projected fund performance.



      [CHART SHOWING EFFECTS OF SYSTEMATIC INVESTING APPEARS HERE]]


                       One of the benefits of systematic investing is dollar cost averaging. Because you regularly invest a fixed amount of money over a period of years regardless of the share price, you buy more shares when the price is low and fewer shares when the price is high. As a result, the average share price you pay should be less than the average share price of fund shares over the same period. To be effective, dollar cost averaging requires that you invest over a long period of time, and does not assure that you will profit.


                                                 [GRAPHIC]

                                           Systematic Withdrawal

                       If the value of your fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, have the monies transferred directly into your bank account (see "Special Services--Fund Direct" below), paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate section of the account application or Account Update Form to participate in each fund's systematic withdrawal plan.

Section 3  How You Can Buy and Sell Shares

                       You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A, B or C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.


                                                 [GRAPHIC]

                                             Special Services

                       To help make your investing with us easy and efficient, we offer you the following services at no extra cost.

                       Exchanging Shares

                       You may exchange fund shares into an identically registered account at any time for the same class of another Nuveen mutual fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may have to pay a sales charge when exchanging shares that you purchased without a sales charge for shares that are sold with a sales charge. Please consult the Statement of Additional Information for details.

                       The exchange privilege is not intended to allow you to use a fund for short-term trading. Because excessive exchanges may interfere with portfolio management, raise fund operating expenses or otherwise have an inverse affect on other shareholders, each fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange.

                       The funds may change or cancel their exchange policy at any time upon 60 days' notice. Because an exchange is treated for tax purposes as a purchase and sale, and any gain may be subject to tax, you should consult your tax advisor about the tax consequences of exchanging your shares.

                       Fund Direct/SM/

                       The Fund Direct Program allows you to link your fund account to your bank account, transfer money electronically between these accounts, and perform a variety of account transactions, including purchasing shares by telephone and investing through a systematic investment plan. You also may have dividends, distributions, redemption payments or systematic withdrawal plan payments sent directly to your bank account. Your financial advisor can help you complete the forms for these services, or you can call Nuveen at
                       (800) 257-8787 for copies of the necessary forms.

                       Reinstatement Privilege

                       If you redeem fund shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. If you paid a CDSC, we will refund your CDSC and reinstate your holding period. You may use this reinstatement privilege only once for any redemption.

                                     Section 3  How You Can Buy and Sell Shares

                                                 [GRAPHIC]

                                            How to Sell Shares


                       You may sell (redeem) your shares on any business day. You will receive the share price next determined after the fund has received your properly completed redemption request. Your redemption request must be received before the close of trading for you to receive that day's price. If you are selling shares purchased recently with a check, you will not receive your redemption proceeds until your check has cleared. This may take up to ten days from your purchase date. While the funds do not charge a redemption fee, you may be assessed a CDSC, if applicable. When you redeem Class A, Class B, or Class C shares subject to a CDSC, each fund will first redeem any shares that are not subject to a CDSC, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The holding period is calculated on a monthly basis and begins on the date of purchase. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to Nuveen. The CDSC may be waived under certain special circumstances as described in the Statement of Additional Information.

                                    [GRAPHIC]

An Important Note About Telephone Transactions

Although Nuveen Investor Services has certain safeguards and procedures to confirm the identity of callers, it will not be liable for losses resulting from following telephone instructions it reasonably believes to be genuine. Also you should verify your trade confirmations immediately upon receipt.

                       Through Your Financial Advisor

                       You may sell your shares through your financial advisor who can prepare the necessary documentation. Your financial advisor may charge for this service.

                       By Telephone

                       If you have authorized telephone redemption privileges, you can redeem your shares by calling (800) 257-8787. Telephone redemptions are not available if you own shares in certificate form and may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account. We will normally mail your check the next business day.

                       By Mail


                       You can sell your shares at any time by sending a written request to the appropriate fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. Your request must include the following information:


                        .  The fund's name;

                        .  Your name and account number;

                        .  The dollar or share amount you wish to redeem;

                        . The signature of each owner exactly as it appears on the account;

                        . The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);

                        . The address where you want your redemption proceeds sent (if other than the address of record);

                        .  Any certificates you have for the shares; and

                        .  Any required signature guarantees.

Section 3  How You Can Buy and Sell Shares

                                    [GRAPHIC]

An Important Note About Involuntary Redemption


From time to time, the funds may establish minimum account size requirements. The funds reserve the right to liquidate your account upon 30 days' written notice if the value of your account falls below an established minimum. The funds presently have set a minimum balance of $1000 unless you have an active Nuveen Defined Portfolio reinvestment account. You will not be assessed a CDSC on an involuntary redemption.

                       We will normally mail your check the next business day, but in no event more than seven days after we receive your request. If you purchased your shares by check, your redemption proceeds will not be mailed until your check has cleared. Guaranteed signatures are required if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder of record or you want the check sent to another address (or the address of record has been changed within the last 60 days). Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that a fund otherwise approves. A notary public cannot provide a signature guarantee.

                       Redemptions In-Kind

                       The funds generally pay redemption proceeds in cash. Under unusual conditions that make cash payment unwise and for the protection of existing shareholders, the funds may pay all or a portion of your redemption proceeds in securities or other fund assets. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from that sale.


                                     Section 3  How You Can Buy and Sell Shares

Section 4  General Information

                       To help you understand the tax implications of investing in the funds, this section includes important details about how the funds make distributions to shareholders. We discuss some other fund policies, as well.


                                                 [GRAPHIC]

                                    Dividends, Distributions and Taxes


                       The funds pay tax-free dividends monthly and any taxable capital gains or other taxable distributions once a year in December. The funds declare dividends monthly to shareholders of record as of the ninth of each month, usually payable the first business day of the following month.

                       Payment and Reinvestment Options

                       The funds automatically reinvest your dividends in additional fund shares unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than your address of record or reinvested in shares of another Nuveen mutual fund. For further information, contact your financial advisor or call Nuveen at (800) 257-8787.

                       Taxes and Tax Reporting

                       Because the funds invest primarily in municipal bonds from a particular state, the regular monthly dividends you, as a taxpayer in that state, receive will be exempt from regular federal, state and (for the New York Funds) local income tax. All or a portion of these dividends, however, may be subject to the federal alternative minimum tax (AMT).

                       Although the funds do not seek to realize taxable income or capital gains, the funds may realize and distribute taxable income or capital gains from time to time as a result of each fund's normal investment activities. Each fund will distribute in December any taxable income or capital gains realized over the preceding year. Net short-term capital gains are taxable at the same rate as ordinary income. Net long-term capital gains are taxable as long-term capital gains regardless of how long you have owned your investment. Taxable dividends do not qualify for a dividends received deduction if you are a corporate shareholder.

                       Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains that you were paid during the prior year. If you hold your investment at the firm where you purchased your fund shares, you will receive the statement from that firm. If you hold your shares directly with the fund, Nuveen will send you the statement. The tax status of your dividends is the same whether you reinvest your dividends or elect to receive them in cash.

                       If you receive social security or railroad retirement benefits, you should consult your tax advisor about how an investment in the fund may affect the taxation of your benefits.

Section 4  General Information

                       Please note that if you do not furnish the fund with your correct Social Security number or employer identification number, federal law requires the fund to withhold federal income tax from your distributions and redemption proceeds, currently at a rate of 28%.


                       Please consult the Statement of Additional Information and your tax advisor for more information about taxes.

                       Buying or Selling Shares Close to a Record Date

                       Buying fund shares shortly before the record date for a taxable dividend is commonly known as "buying the dividend." The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price. Similarly, if you sell or exchange fund shares shortly before the record date for a tax-exempt dividend, a portion of the price you receive may be treated as a taxable capital gain even though it reflects tax- free income a fund has earned but not yet distributed.

                       Taxable Equivalent Yields

                       The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated federal tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the funds with taxable alternative investments, the table below presents the taxable equivalent yields for a range of hypothetical federal tax-free yields and tax rates:

                       Taxable Equivalent of Tax-Free Yields


                                     To Equal a Tax-Free Yield of:
                                     3.00%          4.00%    5.00%    6.00%
                      Tax Bracket:   A Taxable Investment Would Need to Yield:
                    ----------------------------------------------------------
                      25%            4.00%          5.33%    6.67%    8.00%
                      28%            4.17%          5.56%    6.94%    8.33%
                      33%            4.48%          5.97%    7.46%    8.96%
                      35%            4.62%          6.15%    7.69%    9.23%


                       The yields and tax rates shown above are hypothetical and do not predict your actual returns or effective tax rate. For more detailed information, see the Statement of Additional Information or consult your tax advisor.


                                                 [GRAPHIC]

                                      Distribution and Service Plans

                       Nuveen serves as the selling agent and distributor of the funds' shares. In this capacity, Nuveen manages the offering of the funds' shares and is responsible for all sales and promotional activities. In order to reimburse Nuveen for its costs in connection with these activities, including compensation paid to authorized dealers, each fund has adopted a distribution and service plan in accordance with Rule 12b-1 under the Investment Company Act of 1940. (See "How to Choose a Share Class" for a description of the distribution and service fees paid under this plan.)

                       Nuveen receives the distribution fee for Class B and Class C shares primarily for providing compensation to authorized dealers, including Nuveen, in connection with the distribution of shares. Nuveen uses the service fee for Class A, Class B, and Class C shares to compensate authorized dealers, including Nuveen, for providing on-going account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries, and providing other personal services to shareholders. These fees also compensate Nuveen for other expenses,

                                                 Section 4  General Information
                       including printing and distributing prospectuses to persons other than shareholders, the expenses of preparing, printing, and distributing advertising and sales literature and reports to shareholders used in connection with the sale of shares. Because these fees are paid out of the fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                       Nuveen periodically undertakes sales promotion programs with authorized dealers and may pay them the full applicable sales charge as a commission. In addition, Nuveen may provide support at its own expense to authorized dealers in connection with sales meetings, seminars, prospecting seminars and other events at which Nuveen presents its products and services. Under certain circumstances, Nuveen also will share with authorized dealers up to half the costs of advertising that features the products and services of both parties. The Statement of Additional Information contains further information about these programs.


                                                 [GRAPHIC]

                                             Net Asset Value

                       The price you pay for your shares is based on each fund's net asset value per share which is determined as of the close of trading (normally 4:00 p.m. New York time) on each day the New York Stock Exchange is open for business. Net asset value is calculated for each class of each fund by taking the market value of the class' total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the funds' Board of Trustees or its delegate.

                       In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. The prices of municipal bonds are provided by a pricing service and based on the mean between the bid and asked price. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on prices of comparable municipal bonds.


                                                 [GRAPHIC]

                                          Fund Service Providers


                       The custodian of the assets of the funds is State Street Bank & Trust Company, P.O. Box 5043, Boston, Massachusetts 02206-5043. The custodian also provides certain accounting services to the funds. The funds' transfer, shareholder services and dividend paying agent, Boston Financial Data Services, Inc., P.O. Box 8530, Boston, Massachusetts 02266-8530, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.


Section 4  General Information

Section 5  Financial Highlights


                       The financial highlights table is intended to help you understand a fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned on an investment in a fund (assuming reinvestment of all dividends and distributions). The information for the fiscal year ended February 28, 2003 has been audited by PricewaterhouseCoopers LLP, whose report, along with the funds' financial statements, are included in the SAI and annual report, which are available upon request. The information for the prior fiscal years was audited by Arthur Andersen LLP.


Nuveen Connecticut Municipal Bond Fund



Class
(Inception                                             Investment Operations         Less Distributions
Date)                                              ----------------------------  --------------------------

                                                                     Net
                                                               Realized/
                                                              Unrealized                                     Ending
                                         Beginning        Net Investment                Net                     Net
                                         Net Asset Investment       Gain         Investment  Capital          Asset     Total
Year Ended February 28/29,                   Value     Income     (Loss)   Total     Income    Gains   Total  Value Return(a)
-------------------------------------------------------------------------------------------------------------------------------

Class A (7/87)
 2003                                       $10.67       $.52      $ .26  $ .78       $(.53)   $(.04) $(.57) $10.88      7.51%
 2002                                        10.51        .53        .16    .69        (.53)      --   (.53)  10.67      6.66
 2001                                         9.96        .53        .55   1.08        (.53)      --   (.53)  10.51     11.14
 2000                                        10.90        .53       (.94)  (.41)       (.53)      --   (.53)   9.96     (3.84)
 1999                                        10.85        .53        .06    .59        (.54)      --   (.54)  10.90      5.51

Class B (2/97)
 2003                                        10.65        .43        .27    .70        (.44)    (.04)  (.48)  10.87      6.78
 2002                                        10.49        .45        .15    .60        (.44)      --   (.44)  10.65      5.84
 2001                                         9.94        .45        .55   1.00        (.45)      --   (.45)  10.49     10.31
 2000                                        10.88        .45       (.94)  (.49)       (.45)      --   (.45)   9.94     (4.57)
 1999                                        10.83        .46        .05    .51        (.46)      --   (.46)  10.88      4.77

Class C (10/93)
 2003                                        10.66        .46        .26    .72        (.47)    (.04)  (.51)  10.87      6.92
 2002                                        10.50        .47        .16    .63        (.47)      --   (.47)  10.66      6.07
 2001                                         9.95        .47        .55   1.02        (.47)      --   (.47)  10.50     10.50
 2000                                        10.88        .47       (.93)  (.46)       (.47)      --   (.47)   9.95     (4.31)
 1999                                        10.83        .48        .05    .53        (.48)      --   (.48)  10.88      4.94

Class R (2/97)
 2003                                        10.70        .54        .27    .81        (.55)    (.04)  (.59)  10.92      7.76
 2002                                        10.54        .56        .14    .70        (.54)      --   (.54)  10.70      6.82
 2001                                         9.99        .55        .55   1.10        (.55)      --   (.55)  10.54     11.30
 2000                                        10.93        .55       (.94)  (.39)       (.55)      --   (.55)   9.99     (3.63)
 1999                                        10.87        .56        .06    .62        (.56)      --   (.56)  10.93      5.83
-------------------------------------------------------------------------------------------------------------------------------


Class
(Inception                                        Ratios/Supplemental Data
Date)                                    ------------------------------------------
                                                               Ratio of
                                                   Ratio of         Net
                                                   Expenses  Investment
                                           Ending        to   Income to
                                              Net   Average     Average  Portfolio
                                           Assets       Net         Net   Turnover
Year Ended February 28/29,                  (000) Assets(b)   Assets(b)       Rate
-----------------------------------------------------------------------------------

Class A (7/87)
 2003                                    $234,133       .85%       4.82%        19%
 2002                                     217,024       .85        5.01         20
 2001                                     204,442       .87        5.20          7
 2000                                     196,416       .88        5.09         22
 1999                                     220,721       .86        4.92          7

Class B (2/97)
 2003                                      31,987      1.60        4.06         19
 2002                                      23,310      1.60        4.26         20
 2001                                      19,794      1.62        4.45          7
 2000                                      15,931      1.63        4.37         22
 1999                                      11,223      1.62        4.16          7

Class C (10/93)
 2003                                      38,312      1.40        4.26         19
 2002                                      26,890      1.40        4.47         20
 2001                                      18,460      1.42        4.65          7
 2000                                      16,181      1.43        4.54         22
 1999                                      16,198      1.41        4.37          7

Class R (2/97)
 2003                                       3,878       .65        5.01         19
 2002                                       3,568       .65        5.23         20
 2001                                       1,992       .67        5.40          7
 2000                                       1,337       .68        5.31         22
 1999                                         979       .66        5.12          7
-----------------------------------------------------------------------------------




(a)Total returns are calculated on net asset value without any sales charge and are not annualized.

(b)After expense reimbursement from the investment adviser, where applicable. When custodian fee credits are applied, the Ratios of Expenses to Average Net Assets for 2003 are .84%, 1.59%, 1.39% and .64% for classes A, B, C and R, respectively, and the Ratios of Net Investment Income to Average Net Assets for 2003 are 4.82%, 4.07%, 4.27% and 5.02% for classes A, B, C and R, respectively.


                                                Section 5  Financial Highlights

Nuveen New Jersey Municipal Bond Fund



Class
(Inception                                             Investment Operations         Less Distributions
Date)                                              ----------------------------  -------------------------

                                                                     Net
                                                               Realized/
                                                              Unrealized                                    Ending
                                         Beginning        Net Investment                Net                    Net
                                         Net Asset Investment       Gain         Investment  Capital         Asset     Total
Year Ended February 28/29,                   Value     Income     (Loss)   Total     Income    Gains  Total  Value Return(a)
------------------------------------------------------------------------------------------------------------------------------

Class A (9/94)
 2003                                       $10.60       $.46      $ .20  $ .66       $(.47)     $-- $(.47) $10.79      6.36%
 2002                                        10.45        .47        .15    .62        (.47)      --  (.47)  10.60      6.04
 2001                                         9.73        .48        .72   1.20        (.48)      --  (.48)  10.45     12.59
 2000                                        10.60        .49       (.87)  (.38)       (.49)      --  (.49)   9.73     (3.67)
 1999                                        10.61        .53       (.01)   .52        (.53)      --  (.53)  10.60      5.00

Class B (2/97)
 2003                                        10.59        .38        .20    .58        (.39)      --  (.39)  10.78      5.58
 2002                                        10.44        .39        .15    .54        (.39)      --  (.39)  10.59      5.26
 2001                                         9.72        .40        .72   1.12        (.40)      --  (.40)  10.44     11.74
 2000                                        10.60        .41       (.88)  (.47)       (.41)      --  (.41)   9.72     (4.51)
 1999                                        10.61        .45       (.01)   .44        (.45)      --  (.45)  10.60      4.23

Class C (9/94)
 2003                                        10.56        .40        .21    .61        (.41)      --  (.41)  10.76      5.88
 2002                                        10.41        .41        .15    .56        (.41)      --  (.41)  10.56      5.46
 2001                                         9.70        .42        .71   1.13        (.42)      --  (.42)  10.41     11.92
 2000                                        10.58        .43       (.88)  (.45)       (.43)      --  (.43)   9.70     (4.29)
 1999                                        10.59        .47       (.01)   .46        (.47)      --  (.47)  10.58      4.48

Class R (12/91)
 2003                                        10.60        .48        .21    .69        (.49)      --  (.49)  10.80      6.63
 2002                                        10.45        .49        .15    .64        (.49)      --  (.49)  10.60      6.22
 2001                                         9.73        .50        .72   1.22        (.50)      --  (.50)  10.45     12.79
 2000                                        10.60        .51       (.87)  (.36)       (.51)      --  (.51)   9.73     (3.47)
 1999                                        10.62        .55       (.02)   .53        (.55)      --  (.55)  10.60      5.13
------------------------------------------------------------------------------------------------------------------------------


Class
(Inception                                       Ratios/Supplemental Data
Date)                                    ----------------------------------------
                                                              Ratio of
                                                  Ratio of         Net
                                                  Expenses  Investment
                                          Ending        to   Income to
                                             Net   Average     Average  Portfolio
                                          Assets       Net         Net   Turnover
Year Ended February 28/29,                 (000) Assets(b)   Assets(b)       Rate
----------------------------------------------------------------------------------

Class A (9/94)
 2003                                    $74,067       .91%       4.29%         6%
 2002                                     60,835       .90        4.45          7
 2001                                     52,277      1.00        4.73         12
 2000                                     46,235       .93        4.80         26
 1999                                     53,442       .66        4.98         10

Class B (2/97)
 2003                                     26,926      1.66        3.54          6
 2002                                     23,451      1.65        3.70          7
 2001                                     15,979      1.75        3.98         12
 2000                                     13,681      1.69        4.06         26
 1999                                     11,368      1.39        4.25         10

Class C (9/94)
 2003                                     21,192      1.46        3.74          6
 2002                                     14,376      1.45        3.89          7
 2001                                     12,757      1.55        4.17         12
 2000                                     10,007      1.48        4.26         26
 1999                                     10,290      1.21        4.43         10

Class R (12/91)
 2003                                     45,043       .71        4.49          6
 2002                                     43,465       .70        4.64          7
 2001                                     41,916       .80        4.93         12
 2000                                     40,058       .73        5.00         26
 1999                                     46,033       .47        5.17         10
----------------------------------------------------------------------------------




(a)Total returns are calculated on net asset value without any sales charge and are not annualized.

(b)After expense reimbursement from the investment adviser, where applicable. When custodian fee credits are applied, the Ratios of Expenses to Average Net Assets for 2003 are .90%, 1.65%, 1.45% and .70% for classes A, B, C and R, respectively, and the Ratios of Net Investment Income to Average Net Assets for 2003 are 4.30%, 3.55%, 3.75% and 4.50% for classes A, B, C and R, respectively.




Section 5  Financial Highlights

Nuveen New York Municipal Bond Fund



Class
(Inception                                             Investment Operations         Less Distributions
Date)                                              ----------------------------  --------------------------

                                                                     Net
                                                               Realized/
                                                              Unrealized                                     Ending
                                         Beginning        Net Investment                Net                     Net
                                         Net Asset Investment       Gain         Investment  Capital          Asset     Total
Year Ended February 28/29,                   Value     Income     (Loss)   Total     Income    Gains   Total  Value Return(a)
-------------------------------------------------------------------------------------------------------------------------------

Class A (9/94)
 2003                                       $10.72       $.52      $ .22  $ .74       $(.54)   $(.04) $(.58) $10.88      7.11%
 2002                                        10.66        .58        .04    .62        (.56)      --   (.56)  10.72      5.94
 2001                                        10.17        .57        .52   1.09        (.60)      --   (.60)  10.66     10.97
 2000                                        11.03        .58       (.85)  (.27)       (.57)    (.02)  (.59)  10.17     (2.44)
 1999                                        10.97        .55        .06    .61        (.55)      --   (.55)  11.03      5.69

Class B (2/97)
 2003                                        10.73        .44        .23    .67        (.46)    (.04)  (.50)  10.90      6.43
 2002                                        10.68        .50        .03    .53        (.48)      --   (.48)  10.73      5.07
 2001                                        10.18        .49        .53   1.02        (.52)      --   (.52)  10.68     10.24
 2000                                        11.04        .51       (.86)  (.35)       (.49)    (.02)  (.51)  10.18     (3.18)
 1999                                        10.98        .47        .06    .53        (.47)      --   (.47)  11.04      4.88

Class C (9/94)
 2003                                        10.75        .46        .23    .69        (.49)    (.04)  (.53)  10.91      6.56
 2002                                        10.70        .52        .03    .55        (.50)      --   (.50)  10.75      5.29
 2001                                        10.20        .51        .53   1.04        (.54)      --   (.54)  10.70     10.47
 2000                                        11.06        .52       (.85)  (.33)       (.51)    (.02)  (.53)  10.20     (2.97)
 1999                                        11.01        .49        .05    .54        (.49)      --   (.49)  11.06      5.00

Class R (12/86)
 2003                                        10.75        .55        .22    .77        (.57)    (.04)  (.61)  10.91      7.33
 2002                                        10.69        .60        .04    .64        (.58)      --   (.58)  10.75      6.16
 2001                                        10.20        .59        .52   1.11        (.62)      --   (.62)  10.69     11.19
 2000                                        11.06        .60       (.84)  (.24)       (.60)    (.02)  (.62)  10.20     (2.21)
 1999                                        11.00        .58        .05    .63        (.57)      --   (.57)  11.06      5.88
-------------------------------------------------------------------------------------------------------------------------------


Class
(Inception                                        Ratios/Supplemental Data
Date)                                    -----------------------------------------
                                                               Ratio of
                                                   Ratio of         Net
                                                   Expenses  Investment
                                           Ending        to   Income to
                                              Net   Average     Average  Portfolio
                                           Assets       Net         Net   Turnover
Year Ended February 28/29,                  (000) Assets(b)   Assets(b)       Rate
-----------------------------------------------------------------------------------

Class A (9/94)
 2003                                    $113,197       .88%       4.87%        23%
 2002                                     105,700       .66        5.39         11
 2001                                     102,144       .70        5.47         28
 2000                                      81,857       .61        5.49         19
 1999                                      80,549       .79        5.03         28

Class B (2/97)
 2003                                      40,951      1.63        4.11         23
 2002                                      34,262      1.41        4.64         11
 2001                                      25,992      1.45        4.72         28
 2000                                      19,803      1.33        4.81         19
 1999                                      12,121      1.57        4.27         28

Class C (9/94)
 2003                                      27,687      1.43        4.31         23
 2002                                      24,505      1.21        4.84         11
 2001                                      17,757      1.26        4.92         28
 2000                                      10,374      1.16        4.96         19
 1999                                       8,858      1.35        4.47         28

Class R (12/86)
 2003                                     146,759       .68        5.07         23
 2002                                     144,581       .46        5.59         11
 2001                                     144,950       .49        5.67         28
 2000                                     138,303       .42        5.67         19
 1999                                     157,209       .59        5.23         28
-----------------------------------------------------------------------------------




(a)Total returns are calculated on net asset value without any sales charge and are not annualized.

(b)After expense reimbursement from the investment adviser, where applicable. When custodian fee credits are applied, the Ratios of Expenses to Average Net Assets for 2003 are .87%, 1.62%, 1.42% and .67% for classes A, B, C and R, respectively, and the Ratios of Net Investment Income to Average Net Assets for 2003 are 4.87%, 4.12%, 4.32% and 5.07% for classes A, B, C and R, respectively.




                                                Section 5  Financial Highlights

Nuveen New York Insured Municipal Bond Fund



Class
(Inception                                             Investment Operations         Less Distributions
Date)                                              ----------------------------  --------------------------

                                                                     Net
                                                               Realized/
                                                              Unrealized                                     Ending
                                         Beginning        Net Investment                Net                     Net
                                         Net Asset Investment       Gain         Investment  Capital          Asset     Total
Year Ended February 28/29,                   Value     Income     (Loss)   Total     Income    Gains   Total  Value Return(a)
-------------------------------------------------------------------------------------------------------------------------------

Class A (9/94)
 2003                                       $10.59       $.47      $ .40  $ .87       $(.48)   $(.06) $(.54) $10.92      8.46%
 2002                                        10.50        .49        .10    .59        (.50)      --   (.50)  10.59      5.75
 2001                                         9.95        .51        .55   1.06        (.51)      --   (.51)  10.50     10.97
 2000                                        10.73        .52       (.79)  (.27)       (.51)      --   (.51)   9.95     (2.50)
 1999                                        10.76        .51        .01    .52        (.52)    (.03)  (.55)  10.73      4.91

Class B (2/97)
 2003                                        10.60        .39        .40    .79        (.40)    (.06)  (.46)  10.93      7.64
 2002                                        10.51        .41        .10    .51        (.42)      --   (.42)  10.60      4.97
 2001                                         9.96        .43        .56    .99        (.44)      --   (.44)  10.51     10.12
 2000                                        10.74        .44       (.79)  (.35)       (.43)      --   (.43)   9.96     (3.26)
 1999                                        10.76        .44         --    .44        (.43)    (.03)  (.46)  10.74      4.19

Class C (9/94)
 2003                                        10.59        .41        .40    .81        (.42)    (.06)  (.48)  10.92      7.85
 2002                                        10.49        .43        .11    .54        (.44)      --   (.44)  10.59      5.26
 2001                                         9.94        .45        .55   1.00        (.45)      --   (.45)  10.49     10.33
 2000                                        10.73        .46       (.80)  (.34)       (.45)      --   (.45)   9.94     (3.17)
 1999                                        10.74        .46        .02    .48        (.46)    (.03)  (.49)  10.73      4.53

Class R (12/86)
 2003                                        10.60        .49        .41    .90        (.50)    (.06)  (.56)  10.94      8.72
 2002                                        10.50        .51        .11    .62        (.52)      --   (.52)  10.60      6.03
 2001                                         9.95        .53        .55   1.08        (.53)      --   (.53)  10.50     11.16
 2000                                        10.74        .54       (.80)  (.26)       (.53)      --   (.53)   9.95     (2.43)
 1999                                        10.76        .53        .02    .55        (.54)    (.03)  (.57)  10.74      5.18
-------------------------------------------------------------------------------------------------------------------------------


Class
(Inception                                        Ratios/Supplemental Data
Date)                                    -----------------------------------------
                                                               Ratio of
                                                   Ratio of         Net
                                                   Expenses  Investment
                                           Ending        to   Income to
                                              Net   Average     Average  Portfolio
                                           Assets       Net         Net   Turnover
Year Ended February 28/29,                  (000) Assets(b)   Assets(b)       Rate
-----------------------------------------------------------------------------------

Class A (9/94)
 2003                                    $ 73,936       .88%       4.40%        21%
 2002                                      63,043       .89        4.67         17
 2001                                      56,936       .91        4.98         15
 2000                                      54,364       .90        5.02         16
 1999                                      52,448       .92        4.78         16

Class B (2/97)
 2003                                      27,786      1.63        3.65         21
 2002                                      23,418      1.64        3.92         17
 2001                                      16,965      1.66        4.23         15
 2000                                      15,893      1.65        4.28         16
 1999                                      13,374      1.67        4.04         16

Class C (9/94)
 2003                                      14,446      1.43        3.84         21
 2002                                       9,926      1.44        4.12         17
 2001                                       5,131      1.46        4.43         15
 2000                                       4,627      1.45        4.48         16
 1999                                       4,103      1.47        4.25         16

Class R (12/86)
 2003                                     263,572       .68        4.60         21
 2002                                     260,568       .69        4.87         17
 2001                                     259,651       .71        5.18         15
 2000                                     260,469       .70        5.21         16
 1999                                     301,805       .72        4.97         16
-----------------------------------------------------------------------------------




(a)Total returns are calculated on net asset value without any sales charge and are not annualized.

(b)After expense reimbursement from the investment adviser, where applicable. When custodian fee credits are applied, the Ratios of Expenses to Average Net Assets for 2003 are .87%, 1.62%, 1.42% and .67% for classes A, B, C and R, respectively, and the Ratios of Net Investment Income to Average Net Assets for 2003 are 4.40%, 3.66%, 3.85% and 4.61% for classes A, B, C and R, respectively.


Section 5  Financial Highlights

Appendix  Additional State Information




                       Because the funds primarily purchase municipal bonds from a specific state, each fund also bears investment risks from economic, political, or regulatory changes that could adversely affect municipal bond issuers in that state and therefore the value of the fund's investment portfolio. The following discussion of special state considerations was obtained from official offering statements of these issuers and has not been independently verified by the funds. The discussion includes general state tax information related to an investment in fund shares. Because tax laws are complex and often change, you should consult your tax advisor about the state tax consequences of a specific fund investment. See the Statement of Additional Information for further information.



                       Connecticut



                       Connecticut's economy remains in recession with broad-based declines in the manufacturing and financial services sectors, although a growing pharmaceutical sector has helped balance the drop in economic activity. On March 4, 2003, the governor presented a budget for the fiscal 2003-2005 biennium predicting moderate revenue growth of 3.5% in fiscal year 2004 and 4.4% in 2005. The adopted plan includes increases in the income tax rate, sales and use tax, and cigarette tax, and modest restoration of the reserve fund. On the expenditure side, the largest cuts came from Medicaid. Even with modest improvement in revenue collections, revenue projections appear overly optimistic and are not expected to cover the sizeable $2 billion shortfall (on a $12.5 billion budget). The state debt median is high at 9.2% of personal income, but manageable due to the very high wealth levels of many of the residents.



                       Unemployment continues its steady climb since last summer, reaching 5.3% in April 2003, compared to the State's 4.2% average in April 2002. Unemployment remains below the national average of 6.0% in April 2003. Tourism is becoming an increasingly important industry. Foxwoods and Mohegan Sun gaming and entertainment centers are now large employers. Connecticut's 2002 per capita income of $42,706 is approximately 138% of the national average of $30,941. Even though Connecticut remains one of the wealthiest states, wealth distribution is not even and the State's urban communities are characterized by above average poverty.



                       Longer term, the northern part of the State will continue its secular decline as it lacks a growth driver. The southern part of the State should recover with the financial markets and should also gain support from the rapidly growing pharmaceutical industry. Longer term, the State should perform somewhat below the national average.



                       As of April 30, 2003, Connecticut's general obligation debt carried ratings of AA by Standard & Poor's, Aa2 by Moody's, and AA by Fitch. Both Standard & Poor's and Moody's ratings affirm negative outlooks that reflect the State's substantial budget gaps anticipated in 2004 and 2005. On February 5, 2003, Moody's placed the State's bond rating on its watchlist for possible downgrade. These ratings reflect the State's credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the Connecticut Fund may invest. Furthermore, it cannot be assumed that the State of Connecticut will maintain its current credit ratings.


                                                                       Appendix

                       Tax Treatment



                       The Connecticut Fund's regular monthly dividends will not be subject to the Connecticut personal income tax to the extent they are paid out of income earned on or capital gains realized from the sale of Connecticut municipal bonds or out of income earned on obligations of U.S. territories and possessions. the portion of the Connecticut Fund's monthly dividends that is attributable to income earned on other obligations will be subject to the Connecticut personal income tax. You also will be subject to Connecticut personal income tax to the extent the Connecticut Fund distributes any taxable income or realized capital gains (other than capital gains on Connecticut municipal bonds) or if you sell or exchange shares of the Connecticut Fund and realize a capital gain on the transaction.



                       The treatment of corporate shareholders of the Connecticut Fund differs from that described above. Corporate shareholders should refer to the Statement of Additional Information for more detailed information and are urged to consult their tax advisor.



                       New Jersey



                       The New Jersey economy, like the national economy, has struggled through the economic downturn. As a result of the events of September 11, 2001, several firms temporarily relocated from New York City into areas of northern New Jersey. According to one report, New Jersey has managed to retain nearly half of the finance jobs the State gained immediately after the terrorist attacks (an estimated 6,000 positions). New Jersey recorded a 5.8% unemployment rate in April 2003, slightly lower than the national rate of 6.0% for the same month. Finance, services and wholesale trade are displaying growth, while layoffs in other sectors including telecommunications and manufacturing continue. New Jersey remains one of the country's wealthiest states, ranking second among the states in per capita income, which was $39,453 in 2002.



                       In March 2002, Moody's downgraded New Jersey's general obligation bonds to Aa2 from Aa1 citing "the dramatic negative effect of the depressed stock market and weakened financial services industry on the State's revenues and overall financial plan." Moody's maintains a "negative" outlook on the State's general obligation bonds due to New Jersey's structural budget imbalance and lack of adequate short-term reserves to offset declines in State tax collections. In May 2002, Fitch followed with a downgrade to AA from AA+, citing a number of the same budget concerns. On June 4, 2002, Standard & Poor's downgraded its rating on the State's general obligation debt from AA+ to AA, citing rapid declines in state tax revenues and ongoing concerns regarding the State's budget imbalance. These ratings reflect the State's credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the New Jersey Fund may invest. Furthermore, it cannot be assumed that the State of New Jersey will maintain its current credit ratings.



                       Tax Treatment



                       The New Jersey Fund's regular monthly dividends will not be subject to New Jersey gross income tax to the extent they are paid out of income earned on or capital gains realized from the sale of New Jersey municipal bonds or U.S. government securities. You will be subject to New Jersey gross income tax, however, to the extent the New Jersey Fund distributes any taxable income. If you realize a capital gain on the sale or exchange of shares of the New Jersey Fund, you will not be subject to New Jersey gross income tax. If you realize a capital loss on the sale or exchange of shares of the New Jersey Fund, you may not use the loss to offset other New Jersey taxable capital gains.


Appendix

                       The treatment of corporate shareholders of the New Jersey Fund differs from that described above. Corporate shareholders should refer to the Statement of Additional Information for more detailed information and are urged to consult their tax advisor.



                       New York



                       Due to the events of September 11, 2001, the recession in New York State has been more severe than the economic slowdown that has plagued the nation. A disparity remains between the performance of the upstate and downstate economies. Downstate, the New York City (the "City") economy continues to struggle due in large part to depressed investment banking activity on Wall Street. Because the State and City economies remain more reliant on the securities industry than the national economy, both the State and City remain susceptible to downturns in that industry, which could cause adverse changes in wage and employment levels.



                       In April 2003, the State recorded an unemployment rate of 6.1%, slightly above the national average of 6.0% for the same month. However, lingering effects from the terrorist attacks have crippled the New York City job market, pushing unemployment levels up to 8.3% as of April 2003. Despite recent economic tightening, New York State remains one of the wealthier states in the nation. The State's 2002 average per capita personal income was $36,043, which is approximately 16% above the national average of $30,941.



                       Upstate and downstate areas have been hampered in part by the State's very high state and local tax burden relative to other states. The burden of state and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals not to locate within, or to relocate outside, the State.



                       As of May 1, 2003, Moody's, Standard & Poor's, and Fitch have maintained their A2, A, and A+ ratings, respectively, on the City's general obligation debt. Moody's and Fitch maintain a "negative" outlook on their ratings citing the disruptive effects of the terrorist attacks on the City's economy, as well as concerns regarding substantial revenue losses that have created significant current and outyear budget gaps. However, on May 27, 2003, Standard and Poor's upgraded its outlook from "negative" to "stable," citing progress made on restoring structural balance to the City's budget. Moody's and Standard and Poor's maintained their A2 and AA ratings on the State's general obligation debt. However, Fitch lowered its rating from AA to AA- on June 5, 2003, citing the structural imbalance in the State's budget and on May 16, 2003, Standard and Poor's revised the State's outlook to "negative" from "stable." These ratings reflect the City's and the State's credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the New York Funds may invest. Furthermore, it cannot be assumed that New York City or the State of New York will maintain its current credit ratings.


                                                                       Appendix

                       Tax Treatment



                       The New York Funds' regular monthly dividends will not be subject to New York State or New York City personal income taxes to the extent they are paid out of income earned on New York municipal bonds or out of income earned on obligations of U.S. territories and possessions that is exempt from federal taxation. The portion of the New York Funds' monthly dividends that is attributable to income earned on other obligations will be subject to the New York State or the New York City personal income taxes. You also will be subject to New York State and New York City personal income taxes to the extent the New York Funds distribute any taxable income or realized capital gains or if you sell or exchange shares of the New York Funds and realize a capital gain on the transaction.



                       The treatment of corporate and unincorporated business shareholders of the New York Funds differs from that described above. Corporate shareholders should refer to the Statement of Additional Information for more detailed information and are urged to consult their tax advisor.


Appendix

Nuveen Mutual Funds

Nuveen offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by investment objectives.


Value

Nuveen NWQ Multi-Cap Value Fund

Nuveen Large-Cap Value Fund

International

Nuveen NWQ International Value Fund

Growth

Nuveen Rittenhouse Growth Fund

Nuveen Innovation Fund

Balanced

Balanced Stock and Bond Fund

Balanced Municipal and Stock Fund


Tax-Free Income
National Municipal Bond Funds
High Yield
Long-term
Insured Long-term
Intermediate-term
Limited-term

State Municipal Bond Funds

                 Arizona       Louisiana        North Carolina
                 California/1/ Maryland         Ohio
                 Colorado      Massachusetts/1/ Pennsylvania
                 Connecticut   Michigan         Tennessee
                 Florida       Missouri         Virginia
                 Georgia       New Jersey       Wisconsin
                 Kansas        New Mexico
                 Kentucky      New York/1/


Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated by reference into this prospectus, contains detailed information on fund policies and operation. Additional information about the funds' investments is available in the funds' annual and semi-annual reports to shareholders. In the funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year. Call Nuveen at (800) 257-8787 to request a free copy of any of these materials or other fund information, or ask your financial advisor for copies.

You may also obtain this and other fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (800) SEC-0330 for room hours and operation. You may also request fund information by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or sending an e-mail to publicinfo@sec.gov.


The funds are series of The Nuveen Multistate Trust II, whose Investment Company Act file number is 811-07755.





1.Long-term and insured long-term portfolios.


[LOGO] Nuveen Investments

       Nuveen Investments
       333 West Wacker Drive
       Chicago, IL 60606-1286

       (800) 257-8787
       www.nuveen.com


                                                               MPR-MS3-0603D NA

--------------------------------------------------------------------------------
Nuveen Investments Tax-Free Income Funds

                            PROSPECTUS JUNE 27, 2003
--------------------------------------------------------------------------------

Dependable, tax-free income to help you keep more of what you earn.

                              [PHOTOS APPEAR HERE]

Massachusetts
Massachusetts Insured

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
                                                                  [LOGO]
                                                                  NUVEEN
                                                                     Investments

We have used the icons below throughout this prospectus to make it easy for you to find the type of information you need.

[GRAPHIC] Investment Strategy

[GRAPHIC] Risks

[GRAPHIC] Fees, Charges and Expenses

[GRAPHIC] Shareholder Instructions

[GRAPHIC] Performance and Current Portfolio Information

Table of Contents

Section 1 The Funds

This section provides you with an overview of the funds including investment objectives, portfolio holdings and historical performance information.
Introduction                                                                   1
--------------------------------------------------------------------------------
Nuveen Massachusetts Municipal Bond Fund                                       2
--------------------------------------------------------------------------------
Nuveen Massachusetts Insured Municipal Bond Fund                               4
--------------------------------------------------------------------------------

Section 2 How We Manage Your Money

This section gives you a detailed discussion of our investment and risk management strategies.

Who Manages the Funds                                                          6
--------------------------------------------------------------------------------
What Securities We Invest In                                                   7
--------------------------------------------------------------------------------
How We Select Investments                                                      9
--------------------------------------------------------------------------------
What the Risks Are                                                             9
--------------------------------------------------------------------------------
How We Manage Risk                                                            10
--------------------------------------------------------------------------------

Section 3 How You Can Buy and Sell Shares

This section provides the information you need to move money into or out of your account.

What Share Classes We Offer                                                   11
--------------------------------------------------------------------------------
How to Reduce Your Sales Charge                                               12
--------------------------------------------------------------------------------
How to Buy Shares                                                             13
--------------------------------------------------------------------------------
Systematic Investing                                                          13
--------------------------------------------------------------------------------
Systematic Withdrawal                                                         14
--------------------------------------------------------------------------------
Special Services                                                              15
--------------------------------------------------------------------------------
How to Sell Shares                                                            16
--------------------------------------------------------------------------------

Section 4 General Information

This section summarizes the funds' distribution policies and other general information.

Dividends, Distributions and Taxes                                            18
--------------------------------------------------------------------------------
Distribution and Service Plans                                                19
--------------------------------------------------------------------------------
Net Asset Value                                                               20
--------------------------------------------------------------------------------
Fund Service Providers                                                        20
--------------------------------------------------------------------------------

Section 5 Financial Highlights

This section provides the funds' financial performance for the past
five years.                                                                   21
--------------------------------------------------------------------------------

Appendix Additional State Information                                         23
--------------------------------------------------------------------------------

                                                                  June 27, 2003


Section 1  The Funds

               Nuveen Massachusetts Municipal Bond Fund
               Nuveen Massachusetts Insured Municipal Bond Fund


                                                 [GRAPHIC]

                       This prospectus is intended to provide important information to help you evaluate whether one of the Nuveen Mutual Funds listed above may be right for you. Please read it carefully before investing and keep it for future reference.




 NOT FDIC OR GOVERNMENT INSURED         MAY LOSE VALUE         NO BANK GUARANTEE


                                                           Section 1  The Funds

                                    [GRAPHIC]


         Nuveen Massachusetts Municipal Bond Fund

Fund Overview


                                    [GRAPHIC]


Investment Objective
The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

                                    [GRAPHIC]


How the Fund Pursues Its Objective
The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by at least one independent rating agency. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

                                    [GRAPHIC]


What Are the Risks of Investing in the Fund?

The principal risks of investing in the fund are credit risk and interest rate risk. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. The fund may bear additional risk because it invests primarily in Massachusetts bonds. The fund is non-diversified, and may invest more of its assets in a single issuer than a diversified fund. Greater concentration may increase risk. As with any mutual fund investment, loss of money is a risk of investing.

                                    [GRAPHIC]

Is This Fund Right For You?
The fund may be a suitable investment for you if you seek to:
..  Earn regular monthly tax-free dividends;
..  Preserve investment capital over time;
.. Reduce taxes on investment income; or .. Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:
..  Pursue long term growth;
.. Invest through an IRA or 401(k) plan; or .. Avoid fluctuations in share price.

How the Fund Has Performed



The chart and table that follow illustrate annual fund returns for each of the past ten years as well as average annualized fund and index returns for the one-, five- and ten-year periods ended December 31, 2002. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment).


Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. After-tax returns are shown for Class A shares only; after-tax returns for Class B, C, and R shares will vary. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for market indices do not include expenses, which are deducted from fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

Past performance does not necessarily indicate future performance.



 Total Returns/1/



                                    [CHART]

Class A Annual Returns
1993    11.8%
1994    -5.1%
1995    15.6%
1996     3.9%
1997     7.3%
1998     5.5%
1999    -3.4%
2000    10.0%
2001     4.8%
2002     8.2%


During the ten years ended December 31, 2002, the highest and lowest quarterly returns were 6.48% and


Section 1  The Funds

-5.19%, respectively, for the quarters ended 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the Average Annual Total Return table does include sales charges.


                                        Average Annual Total Returns
                                        for the Periods Ended
                                          December 31, 2002
                                        ......................................................
                  Class Returns Before
                  Taxes                 1 Year                 5 Year          10 Year
                  ----------------------------------------------------------------------------
                  Class A (Offer)       3.71%                  4.05%            5.26%
                  Class B               3.31%                  4.00%            5.09%
                  Class C               7.69%                  4.39%            5.03%
                  Class R               8.45%                  5.17%            5.92%
                  ----------------------------------------------------------------------------
                  Class A (Offer)
                  Returns:
                    After Taxes on
                      Distributions     3.71%                  4.05%            5.25%
                    After Taxes on
                      Distributions and
                      Sale of Shares    4.10%                  4.21%            5.24%
                  ----------------------------------------------------------------------------
                  Lehman Brothers
                    Market Benchmark/2/ 9.60%                  6.06%            6.71%
                  Lipper Peer Group/3/  9.13%                  5.19%            6.06%



What Are the Costs of Investing?



                                    [GRAPHIC]

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

 Shareholder Transaction Expenses/4/


Paid Directly From Your Investment

            Share Class                     A       B     C    R/5/
            -------------------------------------------------------
            Maximum Sales Charge Imposed
            on Purchases                 4.20%/6/  None   None None
            Maximum Sales Charge Imposed
            on Reinvested Dividends          None  None   None None
            Exchange Fees                    None  None   None None
            Deferred Sales Charge/7/      None/8/ 5%/9/ 1%/10/ None

 Annual Fund Operating Expenses11


Paid From Fund Assets


           Share Class                          A     B     C    R
           ---------------------------------------------------------
           Management Fees                     .55%  .55%  .55% .55%
           12b-1 Distribution and Service Fees .20%  .95%  .75%   --
           Other Expenses                      .20%  .20%  .20% .20%
           Total Annual Fund Operating
           Expenses--Gross+                    .95% 1.70% 1.50% .75%



            +After Expense Reimbursement
            Expense Reimbursements       (.01%) (.01%) (.01%) (.01%)
            Total Annual Fund Operating
            Expenses--Net                 .94%  1.69%  1.49%   .74%


The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. Your actual costs may be higher or lower.


                           Redemption               No Redemption
        Share Class   A      B      C     R     A      B      C     R
        ---------------------------------------------------------------
         1 Year     $  513 $  573 $  153 $ 77 $  513 $  173 $  153 $ 77
         3 Years    $  710 $  836 $  474 $240 $  710 $  536 $  474 $240
         5 Years    $  923 $1,023 $  818 $417 $  923 $  923 $  818 $417
         10 Years   $1,537 $1,810 $1,791 $930 $1,537 $1,810 $1,791 $930



 1.Class R total returns reflect actual performance for all periods; Class A, B and C total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class R performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What Are the Costs of Investing?"). The Class A year-to-date return on net asset value as of 3/31/03 was .83%.

 2.Market Benchmark returns reflect the performance of the Lehman Brothers
   Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.
 3.Peer Group returns reflect the performance of the Lipper Massachusetts
   Municipal Debt Index, an index that represents the average annualized returns of the 30 largest funds in the Lipper Massachusetts Municipal Debt Category. Peer Group returns assume reinvestment of dividends and do not reflect any applicable sales charges.
 4.As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
 5.Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares." 6.Reduced Class A sales charges apply to purchases of $50,000 or more. See
   "How You Can Buy and Sell Shares."
 7.As a percentage of the lesser of purchase price or redemption proceeds. 8.Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."
 9.Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.
10.Class C shares redeemed within one year of purchase are subject to a 1% CDSC.

11.Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules. Nuveen Advisory Corp. has a contractual obligation to waive some or all of its fees or reimburse expenses to prevent total operating expenses (not counting distribution and service fees) from exceeding 0.75% of the fund's average daily net assets.


                                                           Section 1  The Funds

                                    [GRAPHIC]


         Nuveen Massachusetts Insured
         Municipal Bond Fund

Fund Overview


                                    [GRAPHIC]


Investment Objective
The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

                                    [GRAPHIC]


How the Fund Pursues Its Objective
The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by at least one independent rating agency. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade. The fund primarily buys insured municipal bonds.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued insured municipal bonds that offer the potential for above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

                                    [GRAPHIC]


What Are the Risks of Investing in the Fund?

The principal risks of investing in the fund are interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. The fund may bear additional risk because it invests primarily in Massachusetts bonds. The fund is non-diversified, and may invest more of its assets in a single issuer than a diversified fund. Greater concentration may increase risk. As with any mutual fund investment, loss of money is a risk of investing.

                                    [GRAPHIC]

Is This Fund Right For You?
The fund may be a suitable investment for you if you seek to:
..  Earn regular monthly tax-free dividends;
..  Preserve investment capital over time;
.. Reduce taxes on investment income; or .. Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:
..  Pursue long term growth;
.. Invest through an IRA or 401(k) plan; or .. Avoid fluctuations in share price.

How the Fund Has Performed



The chart and table that follow illustrate annual fund returns for each of the past ten years as well as average annualized fund and index returns for the one-, five- and ten-year periods ended December 31, 2002. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment).


Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. After-tax returns are shown for Class A shares only; after-tax returns for Class B, C, and R shares will vary. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for market indices do not include expenses, which are deducted from fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

Past performance does not necessarily indicate future performance.

 Total Returns/1/


                                     [CHART]
 Class A Annual Returns
 1993   11.7%
 1994   -5.0%
 1995   15.5%
 1996    3.3%
 1997    6.9%
 1998    5.4%
 1999   -3.2%
 2000   10.6%
 2001    4.1%
 2002    8.7%


During the ten years ended December 31, 2002, the highest and lowest quarterly returns were 6.35% and


Section 1  The Funds

-5.31%, respectively, for the quarters ended 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the Average Annual Total Return table does include sales charges.


                                          Average Annual Total Returns
                                          for the Periods Ended
                                            December 31, 2002
                                          ...................................................
                 Class Returns
                 Before Taxes             1 Year                5 Year         10 Year
                 ----------------------------------------------------------------------------
                 Class A (Offer)          4.11%                 4.13%           5.17%
                 Class B                  3.90%                 4.08%           5.02%
                 Class C                  8.10%                 4.46%           4.96%
                 Class R                  8.89%                 5.24%           5.86%
                 ----------------------------------------------------------------------------
                 Class A (Offer) Returns:
                   After Taxes on
                     Distributions        4.06%                 4.10%           5.16%
                   After Taxes on
                     Distributions and
                     Sale of Shares       4.36%                 4.23%           5.13%
                 ----------------------------------------------------------------------------
                 Lehman Brothers Market
                   Benchmark/2/           9.60%                 6.06%           6.71%
                 Lipper Peer Group/3/     9.13%                 5.19%           6.06%



What Are the Costs of Investing?



                                    [GRAPHIC]

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

 Shareholder Transaction Expenses/4/


Paid Directly From Your Investment

          Share Class                     A        B       C     R/5/
          -----------------------------------------------------------
          Maximum Sales Charge Imposed
          on Purchases                 4.20%/6/ None    None     None
          Maximum Sales Charge Imposed
          on Reinvested Dividends       None    None    None     None
          Exchange Fees                 None    None    None     None
          Deferred Sales Charge/7/      None/8/   5%/9/   1%/10/ None

 Annual Fund Operating Expenses/11/


Paid From Fund Assets


           Share Class                          A     B     C    R
           ---------------------------------------------------------
           Management Fees                     .55%  .55%  .55% .55%
           12b-1 Distribution and Service Fees .20%  .95%  .75%   --
           Other Expenses                      .18%  .18%  .18% .18%
           Total Annual Fund Operating
           Expenses--Gross+                    .93% 1.68% 1.48% .73%



           +After Expense Reimbursements
           Expense Reimbursements        (.01%) (.01%) (.01%) (.01%)
           Total Annual Fund Operating
           Expenses--Net                  .92%  1.67%  1.47%   .72%


The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. Your actual costs may be higher or lower.


                           Redemption               No Redemption
        Share Class   A      B      C     R     A      B      C     R
        ---------------------------------------------------------------
         1 Year     $  511 $  571 $  151 $ 75 $  511 $  171 $  151 $ 75
         3 Years    $  704 $  830 $  468 $233 $  704 $  530 $  468 $233
         5 Years    $  913 $1,013 $  808 $406 $  913 $  913 $  808 $406
         10 years   $1,515 $1,788 $1,768 $906 $1,515 $1,788 $1,768 $906



1. Class R total returns reflect actual performance for all periods; Class A, B and C total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class R performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What Are the Costs of Investing?"). The Class A year-to-date return on net asset value as of 3/31/03 was .50%.

2. Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.
3. Peer Group returns reflect the performance of the Lipper Massachusetts Municipal Debt Index, an index that represents the average annualized returns of the 30 largest funds in the Lipper Massachusetts Municipal Debt Category. Peer Group returns assume reinvestment of dividends and do not reflect any applicable sales charges.
4. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."
6. Reduced Class A sales charges apply to purchases of $50,000 or more. See
   "How You Can Buy and Sell Shares."
7. As a percentage of the lesser of purchase price or redemption proceeds.
8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."
9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.
10.Class C shares redeemed within one year of purchase are subject to a 1% CDSC.

11.Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules. Nuveen Advisory Corp. has a contractual obligation to waive some or all of its fees or reimburse expenses to prevent total operating expenses (not counting distribution and service fees) from exceeding 0.975% of the fund's average daily net assets.


                                                           Section 1  The Funds

Section 2  How We Manage Your Money

                       To help you understand how the funds' assets are managed, this section includes a detailed discussion of the adviser's investment and risk management strategies. For a more complete discussion of these matters, please consult the Statement of Additional Information.


                                                 [GRAPHIC]

                                           Who Manages the Funds


                       Nuveen Advisory Corp. ("Nuveen Advisory"), the funds' investment adviser, offers premier advisory and investment management services to a broad range of mutual fund clients. Nuveen Advisory is responsible for the selection and on-going monitoring of the municipal bonds in the funds' investment portfolios, managing the funds' business affairs and providing certain clerical, bookkeeping and other administrative services. Nuveen Advisory is located at 333 West Wacker Drive, Chicago, IL 60606.



                       Nuveen Advisory is a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen") (formerly known as The John Nuveen Company). Founded in 1898, Nuveen has been synonymous with investments that withstand the test of time. Today we provide managed assets and structured investment products and services to help financial advisors serve the wealth management needs of individuals and families. Nuveen manages more than $81 billion in assets.


                       Nuveen Advisory is responsible for execution of specific investment strategies and day-to-day investment operations. Nuveen Advisory manages each fund using a team of analysts and portfolio managers that focus on a specific group of funds. Day-to-day operation of each fund and the execution of its specific investment strategies is the responsibility of the designated portfolio manager described below.


                       Paul L. Brennan has been the portfolio manager for the Massachusetts Funds since January 2003. Mr. Brennan became a portfolio manager of Flagship Financial Inc. in 1994, and subsequently became an Assistant Vice President of Nuveen Advisory upon the acquisition of Flagship Resources Inc. by Nuveen in 1997. He became a Vice President of Nuveen Advisory in 2002. Mr. Brennan currently manages investments for forty Nuveen-sponsored investment companies.



                       Thomas J. O'Shaughnessy has been the portfolio manager for the Massachusetts Insured Fund since January 2003. Mr. O'Shaughnessy has been a Vice President of Nuveen Advisory since 2002, formerly, Assistant Vice President, and currently manages investments for fourteen Nuveen-sponsored investment companies.


                       For the most recent fiscal year, the funds paid the following management fees to Nuveen Advisory as a percentage of net assets:

             Nuveen Massachusetts Municipal Bond Fund         .55%
             Nuveen Massachusetts Insured Municipal Bond Fund .55%


Section 2  How We Manage Your Money

                                                 [GRAPHIC]

                                       What Securities We Invest In

                       Each fund's investment objective may not be changed without shareholder approval. The following investment policies may be changed by the Board of Trustees without shareholder approval unless otherwise noted in this prospectus or the Statement of Additional Information.

                       Municipal Bonds

                       The funds invest primarily in municipal bonds that pay interest that is exempt from regular federal and Massachusetts personal income tax. Income from these bonds may be subject to the federal alternative minimum tax.

                       Massachusetts and its local governments and municipalities issue municipal bonds to raise money for various public purposes such as building public facilities, refinancing outstanding obligations and financing general operating expenses. These bonds include general obligation bonds, which are backed by the full faith and credit of the issuer and may be repaid from any revenue source, and revenue bonds, which may be repaid only from the revenue of a specific facility or source.

                       The funds may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the funds will only purchase these bonds where the issuer has a strong incentive to continue making appropriations until maturity.

                       The funds may invest in inverse floating rate securities, sometimes referred to as "inverse floaters." Inverse floaters have variable interest rates that move in the opposite direction from movements in prevailing short-term interest rate levels--rising when prevailing short-term interest rates fall, and vice versa. In addition to paying fluctuating income levels, the prices of inverse floaters can be more volatile than the prices of conventional fixed-rate bonds with comparable maturities.

                       In evaluating municipal bonds of different credit qualities or maturities, Nuveen Advisory takes into account the size of yield spreads. Yield spread is the additional return the funds may earn by taking on additional credit risk or interest rate risk. For example, yields on low quality bonds are higher than yields on high quality bonds because investors must be compensated for incurring the higher credit risk associated with low quality bonds. If yield spreads do not provide adequate compensation for the additional risk associated with low quality bonds, the funds will buy bonds of relatively higher quality. Similarly, in evaluating bonds of different maturities, Nuveen Advisory evaluates the comparative yield available on these bonds. If yield spreads on long-term bonds do not compensate the funds adequately for the additional interest rate risk the funds must assume, the funds will buy bonds of relatively shorter maturity. In addition, municipal bonds in a particular industry may provide higher yields relative to their risk compared to bonds in other industries. If that occurs, a fund may buy relatively more bonds from issuers in that industry. In that case, the fund's portfolio composition would change from time to time.

                       Quality Municipal Bonds

                       The funds purchase only quality municipal bonds that are either rated investment grade (AAA/Aaa to BBB/Baa) by at least one independent rating agency at the time of purchase or are non-rated but judged to be investment grade. If suitable municipal bonds from a specific state are not available at attractive prices and yields, a fund may invest in municipal bonds of U.S. territories

                                            Section 2  How We Manage Your Money

                       (such as Puerto Rico and Guam) which are exempt from regular federal, state and local income taxes. The funds may not invest more than 20% of their net assets in these territorial municipal bonds.

                       Portfolio Maturity

                       Each fund buys municipal bonds with different maturities in pursuit of its investment objective, but maintains under normal market conditions an investment portfolio with an overall weighted average portfolio maturity of 15 to 30 years.

                       Insurance

                       The Massachusetts Insured Fund primarily purchases insured municipal bonds. Under normal market conditions, the Massachusetts Insured Fund will invest at least 80% of its assets in insured municipal bonds. Insured municipal bonds are either covered by individual, permanent insurance policies (obtained either at the time of issuance or subsequently), or covered "while in fund" under a master portfolio insurance policy purchased by a fund. Insurance guarantees only the timely payment of interest and principal on the bonds; it does not guarantee the value of either individual bonds or fund shares.

                       Portfolio insurance policies are effective only so long as the fund continues to own the covered bond, and the price the fund would receive upon sale of such a bond would not benefit from the insurance. Insurers under master portfolio insurance policies currently include MBIA Insurance Corp., Ambac Assurance Corporation, Financial Security Assurance Inc. and Financial Guaranty Insurance Company. The fund's investment adviser may obtain master policies from other insurers, but only from insurers that specialize in insuring municipal bonds and whose claims-paying ability is rated Aaa or AAA by Moody's or S&P. Insurers are responsible for making their own assessment of the insurability of a municipal bond.

                       The Massachusetts Insured Fund can invest up to 20% of its net assets in uninsured municipal bonds that are backed by an escrow account containing sufficient U.S. Government or U.S. Government agency securities to ensure timely payment of principal and interest. These bonds are normally regarded as having the credit characteristics of the underlying U.S. Government-backed securities.

                       Short-Term Investments

                       Under normal market conditions, each fund may invest up to 20% of net assets in short-term investments, such as, short-term, high quality municipal bonds or money market funds. See "How We Manage Risk--Hedging and Other Defensive Investment Strategies." The funds may invest in short-term, high quality taxable securities or shares of taxable money market funds if suitable short-term municipal bonds or shares of tax-exempt money market funds are not available at reasonable prices and yields. If the funds invest in taxable securities, they may not achieve their investment objective. For more information on eligible short-term investments, see the Statement of Additional Information.

                       Forwards and Delayed-Delivery Settlement

                       Each fund may enter into contracts to purchase securities for a specified price at a future date later than the normal settlement date. If the delayed settlement takes place less than 61 days after purchase, it is referred to as a "delayed-delivery" transaction. Newly issued municipal bonds sold on a "when-issued" basis represent a common form of delayed-delivery transaction. If settlement takes place more than 60 days after purchase, the transaction is called a


Section 2  How We Manage Your Money

                       "forward." These transactions involve an element of risk because the value of the security to be purchased may decline before the settlement date.

                       Municipal "forwards" pay higher interest rates after settlement than standard bonds, to compensate the buyer for bearing market risk but deferring income during the settlement period, and can often be bought at attractive prices and yields. For instance, if a fund knows that a portfolio bond will, or is likely to, be called or mature on a specific future date, the fund may buy a forward settling on or about that date to replace the called or maturing bond and "lock in" a currently attractive interest rate.


                                                 [GRAPHIC]

                                         How We Select Investments


                       Nuveen Advisory selects municipal bonds for the funds based upon its assessment of a bond's relative value in terms of current yield, price, credit quality and future prospects. Nuveen Advisory is supported by Nuveen's team of specialized research analysts who review municipal securities available for purchase, monitor the continued creditworthiness of each fund's municipal investments, and analyze economic, political and demographic trends affecting the municipal markets. We use these resources to identify municipal bonds with favorable characteristics we believe are not yet recognized by the market. We then select those higher-yielding and undervalued municipal bonds that we believe represent the most attractive values.


                       Portfolio Turnover

                       Each fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of a fund's investment portfolio that is sold and replaced with new securities during a year is known as the fund's portfolio turnover rate. The funds intend to keep portfolio turnover relatively low in order to reduce trading costs and the realization of taxable capital gains. Each fund, however, may make limited short-term trades to take advantage of market opportunities or reduce market risk.


                                                 [GRAPHIC]

                                            What the Risks Are

                       Risk is inherent in all investing. Investing in a mutual fund--even the most conservative--involves risk, including risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in these funds. Because of these and other risks, you should consider an investment in any of these funds to be a long-term investment.

                       Credit risk: Each fund is subject to credit risk. Credit risk is the risk that an issuer of a municipal bond will be unable to meet its obligation to make interest and principal payments due to changing financial or market conditions.

                       Interest rate risk: Because the funds invest in fixed-income securities, the funds are subject to interest rate risk. Interest rate risk is the risk that the value of a fund's portfolio will decline because of rising interest rates. Interest rate risk is generally lower for shorter-term investments and higher for longer-term investments.

                                            Section 2  How We Manage Your Money

                       Income risk: The risk that the income from a fund's portfolio will decline because of falling market interest rates. This can result when the fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio's current earnings rate. Also, if a fund invests in inverse floating rate securities, whose income payments vary inversely with changes in short-term market rates, the fund's income may decrease if short-term interest rates rise.

                       State concentration risk: Because the funds primarily purchase municipal bonds from Massachusetts, each fund also bears investment risk from the economic, political or regulatory changes that could adversely affect municipal bond issuers in that state and therefore the value of the fund's investment portfolio. See "Appendix--Additional State Information." These risks may be greater for the funds, which as "non-diversified" funds may concentrate their investments in municipal bonds of certain issuers to a greater extent than a diversified fund.

                       Inflation risk: The risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of each fund's assets can decline as can the value of the fund's distributions.


                                                 [GRAPHIC]

                                            How We Manage Risk

                       In pursuit of its investment objective, each fund assumes investment risk, chiefly in the form of credit risk and interest rate risk. The funds limit this investment risk generally by restricting the type and maturities of municipal bonds they purchase, and by diversifying their investment portfolios geographically within Massachusetts as well as across different industry sectors. The Massachusetts Insured Fund also limits investment risk by primarily buying insured municipal bonds.

                       Investment Limitations


                       The funds have adopted certain investment limitations (based on total assets) that cannot be changed without shareholder approval and are designed to limit your investment risk and maintain portfolio diversification. For example, each fund may not have more than 25% in any one industry such as electric utilities or health care.




                       Hedging and Other Defensive Investment Strategies

                       Each fund may invest up to 100% in cash equivalents and short-term investments as a temporary defensive measure in response to adverse market conditions, or to keep cash on hand fully invested. During these periods, the weighted average maturity of a fund's investment portfolio may fall below the defined range described under "Portfolio Maturity."

                       Each fund may also use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include using financial futures contracts, options on financial futures, or options based on either an index of long-term tax-free securities or on debt securities whose prices, in Nuveen Advisory's opinion, correlate with the prices of the funds' investments. The funds, however, have no present intent to use these strategies.


Section 2  How We Manage Your Money

Section 3  How You Can Buy and Sell Shares

                       We offer four classes of fund shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial advisor can help you determine which class is best for you. We offer a number of services for your convenience. Please see the Statement of Additional Information for further details.


                                                 [GRAPHIC]

                                       What Share Classes We Offer

                       Class A Shares

                       You can buy Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in "How to Reduce Your Sales Charge." Class A shares are also subject to an annual service fee of .20% of the fund's average daily net assets that compensates your financial advisor for providing on-going service to you. Nuveen retains the up-front sales charge and the service fee on accounts with no authorized dealer of record. The up-front Class A sales charge for all funds described in the prospectus is as follows:


                                                                               Authorized Dealer
                                  Sales Charge as % of  Sales Charge as % of  Commission as % of
Amount of Purchase                Public Offering Price Net Amount Invested  Public Offering Price
Less than $50,000                         4.20%                 4.38%                3.70%
$50,000 but less than $100,000            4.00%                 4.18%                3.50%
$100,000 but less than $250,000           3.50%                 3.63%                3.00%
$250,000 but less than $500,000           2.50%                 2.56%                2.00%
$500,000 but less than $1,000,000         2.00%                 2.04%                1.50%
$1,000,000 and over                         --/1/                 --                 1.00%/1/

                     /1/You can buy $1 million or more of Class A shares at net asset value without an up-front sales charge. Nuveen pays authorized dealers of record on these share purchases a sales commission of 1.00% of the first $2.5 million, plus .50% of the next $2.5 million, plus .25% of the amount over $5.0 million. If you redeem your shares within 18 months of purchase, you may have to pay a Contingent Deferred Sales Charge (CDSC) of 1% of either your purchase price or your redemption proceeds, whichever is lower. You do not have to pay this CDSC if your financial advisor has made arrangements with Nuveen and agrees to waive the commission.

                       Class B Shares

                       You can buy Class B shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of .95% of average daily net assets. The annual .20% service fee compensates your financial advisor for providing on-going service to you. Nuveen retains the service fee on accounts with no authorized dealer of record. The annual .75% distribution fee compensates Nuveen for paying your financial advisor a 4% up-front sales commission, which includes an advance of the first year's service fee. If you sell your shares within six years of purchase, you will normally have to pay a CDSC based on either your purchase price or what you sell your shares for, whichever amount is lower, according to the following schedule. You do not pay a CDSC on any Class B shares you purchase by reinvesting dividends.

                                     Section 3  How You Can Buy and Sell Shares

                       Class B shares automatically convert to Class A shares eight years after you buy them so that the distribution fees you pay over the life of your investment are limited. You will continue to pay an annual service fee on any converted Class B shares.

              Years Since Purchase 0-1 1-2 2-3 3-4 4-5 5-6 Over 6
              CDSC                  5%  4%  4%  3%  2%  1%   None

                       Class C Shares

                       You can buy Class C shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of .75% of average daily net assets. The annual .20% service fee compensates your financial advisor for providing on-going service to you. Nuveen retains the service fee on accounts with no authorized dealer of record. The annual .55% distribution fee reimburses Nuveen for paying your financial advisor an on-going sales commission as well as an advance of the first year's service and distribution fees. If you sell your shares within 12 months of purchase, you will normally have to pay a 1% CDSC based on your purchase or sale price, whichever is lower. You do not pay a CDSC on any Class C shares you purchase by reinvesting dividends.

                       Class R Shares

                       You may purchase Class R shares only under limited circumstances, at the net asset value on the day of purchase. In order to qualify, you must be eligible under one of the programs described in "How to Reduce Your Sales Charge" (below) or meet certain other purchase size criteria. Class R shares are not subject to sales charges or ongoing service or distribution fees. Class R shares have lower on-going expenses than the other classes.


                                                 [GRAPHIC]

             How to Reduce Your Sales Charge

                       We offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares or to qualify to purchase Class R shares.

Class A Sales Charge           Class A Sales Charge        Class R Eligibility
Reductions                     Waivers                     .Certain employees and
..  Rights of accumulation      .Nuveen Defined Portfolio     directors of Nuveen or
..  Letter of intent              or Exchange-Traded Fund     employees of authorized
..  Group purchase                reinvestment                dealers
                               .Certain employees and      .Bank trust departments
                                 directors of Nuveen or
                                 employees of authorized
                                 dealers
                               .Bank trust departments

                       In addition, Class A shares at net asset value and Class R shares may be purchased through registered investment advisers, certified financial planners and registered broker-dealers who charge asset-based or comprehensive "wrap" fees for their services. Please refer to the Statement of Additional Information for detailed program descriptions and eligibility requirements. Additional information is available from your financial advisor or by calling (800) 257-8787. Your financial advisor can also help you prepare any necessary application forms. You or your financial advisor must notify Nuveen at the time of each purchase if you are eligible for any of these programs. The funds may modify or discontinue these programs at any time.

Section 3  How You Can Buy and Sell Shares

                                                 [GRAPHIC]

                                             How To Buy Shares

                       Fund shares may be purchased on any business day, which is any day the New York Stock Exchange is open for business and normally ends at 4 p.m. New York time. Generally, the Exchange is closed on weekends and national holidays. The share price you pay will depend on when Nuveen receives your order. Orders received before the close of trading on a business day will receive that day's closing share price, otherwise you will receive the next business day's price.

                       Through a Financial Advisor


                       You may buy shares through your financial advisor, who can handle all the details for you, including opening a new account. Financial advisors can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisors generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an ongoing basis to help assure your investments continue to meet your needs as circumstances change. Financial advisors (including brokers or agents) are paid for on-going investment advice and services either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge. If you do not have a financial advisor, call (800) 257-8787 and Nuveen can refer you to one in your area.


                       By Mail


                       You may open an account and buy shares by mail by completing the enclosed application and mailing it along with your check to: Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. No third party checks will be accepted.


                       Investment Minimums

                       The minimum initial investment is $3,000 ($50 through systematic investment plan accounts) and may be lower for accounts opened through certain fee-based programs. Subsequent investments must be in amounts of $50 or more. The funds reserve the right to reject purchase orders and to waive or increase the minimum investment requirements.


                                                 [GRAPHIC]

                                           Systematic Investing


                       Systematic investing allows you to make regular investments through automatic deductions from your bank account, directly from your paycheck or from exchanging shares from another mutual fund account (simply complete the appropriate application). The minimum automatic deduction is $50 per month. There is no charge to participate in each fund's systematic investment plan. To take advantage of this investing opportunity, simply complete the appropriate section of the account application form or submit an Account Update Form. You can stop the deductions at any time by notifying the fund in writing.


                                     Section 3  How You Can Buy and Sell Shares

                       Systematic Exchanging

                       You can make systematic investments by authorizing Nuveen to exchange shares from one Nuveen mutual fund account into another identically registered Nuveen account of the same share class.

                       The chart below illustrates the benefits of systematic investing based on a $3,000 initial investment and subsequent monthly investments of $100 over 20 years. The example assumes you earn a return of 4%, 5% or 6% annually on your investment and that you reinvest all dividends. These annual returns do not reflect past or projected fund performance.


                       [CHART SHOWING EFFECTS OF SYSTEMATIC INVESTING APPEARS HERE]

                       One of the benefits of systematic investing is dollar cost averaging. Because you regularly invest a fixed amount of money over a period of years regardless of the share price, you buy more shares when the price is low and fewer shares when the price is high. As a result, the average share price you pay should be less than the average share price of fund shares over the same period. To be effective, dollar cost averaging requires that you invest over a long period of time, and does not assure that you will profit.

                                              [GRAPHIC]

                                        Systematic Withdrawal

                       If the value of your fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, have the monies transferred directly into your bank account (see "Special Services--Fund Direct" below), paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate Form to participate in each fund's systematic withdrawal plan.

                       You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A, B or C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.

Section 3  How You Can Buy and Sell Shares

                       You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A, B or C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.


                                                 [GRAPHIC]

                                             Special Services

                       To help make your investing with us easy and efficient, we offer you the following services at no extra cost.

                       Exchanging Shares

                       You may exchange fund shares into an identically registered account at any time for the same class of another Nuveen mutual fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may have to pay a sales charge when exchanging shares that you purchased without a sales charge for shares that are sold with a sales charge. Please consult the Statement of Additional Information for details.

                       The exchange privilege is not intended to allow you to use a fund for short-term trading. Because excessive exchanges may interfere with portfolio management, raise fund operating expenses or otherwise have an adverse effect on other shareholders, each fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange.

                       The funds may change or cancel their exchange policy at any time upon 60 days' notice. Because an exchange is treated for tax purposes as a purchase and sale, and any gain may be subject to tax, you should consult your tax advisor about the tax consequences of exchanging your shares.

                       Fund Direct/SM/

                       The Fund Direct Program allows you to link your fund account to your bank account, transfer money electronically between these accounts, and perform a variety of account transactions, including purchasing shares by telephone and investing through a systematic investment plan. You also may have dividends, distributions, redemption payments or systematic withdrawal plan payments sent directly to your bank account. Your financial advisor can help you complete the forms for these services, or you can call Nuveen at
                       (800) 257-8787 for copies of the necessary forms.

                       Reinstatement Privilege

                       If you redeem fund shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. If you paid a CDSC, we will refund your CDSC and reinstate your holding period. You may use this reinstatement privilege only once for any redemption.

                                     Section 3  How You Can Buy and Sell Shares

                                                 [GRAPHIC]

                                            How to Sell Shares


                       You may sell (redeem) your shares on any business day. You will receive the share price next determined after Nuveen has received your properly completed redemption request. Your redemption request must be received before the close of trading for you to receive that day's price. If you are selling shares purchased recently with a check, you will not receive your redemption proceeds until your check has cleared. This may take up to ten days from your purchase date. While the funds do not charge a redemption fee, you may be assessed a CDSC, if applicable. When you redeem Class A, Class B, or Class C shares subject to a CDSC, each fund will first redeem any shares that are not subject to a CDSC, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The holding period is calculated on a monthly basis and begins on the date of purchase. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to Nuveen. The CDSC may be waived under certain special circumstances as described in the Statement of Additional Information.


                       Through Your Financial Advisor

                       You may sell your shares through your financial advisor who can prepare the necessary documentation. Your financial advisor may charge for this service.

                       By Telephone

                       If you have authorized telephone redemption privileges, you can redeem your shares by calling (800) 257-8787. Telephone redemptions are not available if you own shares in certificate form and may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account. We will normally mail your check the next business day.

                       By Mail


                       You can sell your shares at any time by sending a written request to the appropriate fund, Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. Your request must include the following information:


                        .  The fund's name;

                        .  Your name and account number;

                        .  The dollar or share amount you wish to redeem;

                        . The signature of each owner exactly as it appears on the account;

                        . The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);

                        . The address where you want your redemption proceeds sent (if other than the address of record);

                        .  Any certificates you have for the shares; and

                        .  Any required signature guarantees.

                                    [GRAPHIC]

An Important Note About Telephone Transactions

Although Nuveen Investor Services has certain safeguards and procedures to confirm the identity of callers, it will not be liable for losses resulting from following telephone instructions it reasonably believes to be genuine. Also you should verify your trade confirmations immediately upon receipt.

Section 3  How You Can Buy and Sell Shares

                       We will normally mail your check the next business day, but in no event more than seven days after we receive your request. If you purchased your shares by check, your redemption proceeds will not be mailed until your check has cleared. Guaranteed signatures are required if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder of record or you want the check sent to another address (or the address of record has been changed within the last 60 days). Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that a fund otherwise approves. A notary public cannot provide a signature guarantee.

                       Redemptions In-Kind

                       The funds generally pay redemption proceeds in cash. Under unusual conditions that make cash payment unwise and for the protection of existing shareholders, the funds may pay all or a portion of your redemption proceeds in securities or other fund assets. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from that sale.

                                    [GRAPHIC]

                                Attention Symbol

An Important Note About Involuntary Redemption


From time to time, the funds may establish minimum account size requirements. The funds reserve the right to liquidate your account upon 30 days' written notice if the value of your account falls below an established minimum. The funds presently have set a minimum balance of $1000 unless you have an active Nuveen Defined Portfolio reinvestment account. You will not be assessed a CDSC on an involuntary redemption.


                                     Section 3  How You Can Buy and Sell Shares

Section 4  General Information

                       To help you understand the tax implications of investing in the funds, this section includes important details about how the funds make distributions to shareholders. We discuss some other fund policies, as well.


                                                 [GRAPHIC]

                                 Dividends, Distributions and Taxes

                       The funds pay tax-free dividends monthly and any taxable capital gains or other taxable distributions once a year in December. The funds declare dividends monthly to shareholders of record as of the ninth of each month, usually payable the first business day of the following month.

                       Payment and Reinvestment Options

                       The funds automatically reinvest your dividends in additional fund shares unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than your address of record or reinvested in shares of another Nuveen mutual fund. For further information, contact your financial advisor or call Nuveen at (800) 257-8787.

                       Taxes and Tax Reporting

                       Because the funds invest primarily in municipal bonds from Massachusetts, the regular monthly dividends you, as a taxpayer in that state, receive will be exempt from regular federal and Massachusetts personal income tax. All or a portion of these dividends, however, may be subject to the federal alternative minimum tax (AMT).

                       Although the funds do not seek to realize taxable income or capital gains, the funds may realize and distribute taxable income or capital gains from time to time as a result of each fund's normal investment activities. Each fund will distribute in December any taxable income or capital gains realized over the preceding year. Net short-term capital gains are taxable at the same rate as ordinary income. Net long-term capital gains are taxable as long-term capital gains regardless of how long you have owned your investment. Taxable dividends do not qualify for a dividends received deduction if you are a corporate shareholder.

                       Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains that you were paid during the prior year. If you hold your investment at the firm where you purchased your fund shares, you will receive the statement from that firm. If you hold your shares directly with the fund, Nuveen will send you the statement. The tax status of your dividends is the same whether you reinvest your dividends or elect to receive them in cash.

                       If you receive social security or railroad retirement benefits, you should consult your tax advisor about how an investment in the fund may affect the taxation of your benefits.


                       Please note that if you do not furnish the fund with your correct Social Security number or employer identification number, federal law requires the fund to withhold federal income tax from your distributions and redemption proceeds, currently at a rate of 28%.



Section 4  General Information

                       Please consult the Statement of Additional Information and your tax advisor for more information about taxes.

                       Buying or Selling Shares Close to a Record Date

                       Buying fund shares shortly before the record date for a taxable dividend is commonly known as "buying the dividend." The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price. Similarly, if you sell or exchange fund shares shortly before the record date for a tax-exempt dividend, a portion of the price you receive may be treated as a taxable capital gain even though it reflects tax-free income a fund has earned but not yet distributed.

                       Taxable Equivalent Yields

                       The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated federal tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the funds with taxable alternative investments, the table below presents the taxable equivalent yields for a range of hypothetical federal tax-free yields and tax rates:

                       Taxable Equivalent of Tax-Free Yields


                                    To Equal a Tax-Free Yield of:
                                    3.00%          4.00%    5.00%    6.00%
                      Tax Bracket:  A Taxable Investment Would Need to Yield:
                     --------------------------------------------------------
                     25%            4.00%          5.33%    6.67%    8.00%
                     28%            4.17%          5.56%    6.94%    8.33%
                     33%            4.48%          5.97%    7.46%    8.96%
                     35%            4.62%          6.15%    7.69%    9.23%


                       The yields and tax rates shown above are hypothetical and do not predict your actual returns or effective tax rate. For more detailed information, see the Statement of Additional Information or consult your tax advisor.


                                                 [GRAPHIC]

                                      Distribution and Service Plans

                       Nuveen serves as the selling agent and distributor of the funds' shares. In this capacity, Nuveen manages the offering of the funds' shares and is responsible for all sales and promotional activities. In order to reimburse Nuveen for its costs in connection with these activities, including compensation paid to authorized dealers, each fund has adopted a distribution and service plan in accordance with Rule 12b-1 under the Investment Company Act of 1940. (See "How to Choose a Share Class" for a description of the distribution and service fees paid under this plan.)

                       Nuveen receives the distribution fee for Class B and Class C shares primarily for providing compensation to authorized dealers, including Nuveen, in connection with the distribution of shares. Nuveen uses the service fee for Class A, Class B, and Class C shares to compensate authorized dealers, including Nuveen, for providing on-going account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries, and providing other personal services to shareholders. These fees also compensate Nuveen for other expenses, including printing and distributing prospectuses to persons other than shareholders, and preparing, printing, and distributing advertising and sales literature and reports to shareholders used in connection with the sale of shares. Because these fees are paid out of the funds' assets on an on-going

                                                 Section 4  General Information
                       basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                       Nuveen periodically undertakes sales promotion programs with authorized dealers and may pay them the full applicable sales charge as a commission. In addition, Nuveen may provide support at its own expense to authorized dealers in connection with sales meetings, seminars, prospecting seminars and other events at which Nuveen presents its products and services. Under certain circumstances, Nuveen also will share with authorized dealers up to half the costs of advertising that features the products and services of both parties. The Statement of Additional Information contains further information about these programs.


                                                 [GRAPHIC]

                                             Net Asset Value

                       The price you pay for your shares is based on each fund's net asset value per share which is determined as of the close of trading (normally 4:00 p.m. New York time) on each day the New York Stock Exchange is open for business. Net asset value is calculated for each class of each fund by taking the market value of the class' total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the funds' Board of Trustees or its delegate.

                       In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. The prices of municipal bonds are provided by a pricing service and based on the mean between the bid and asked price. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on prices of comparable municipal bonds.


                                                 [GRAPHIC]

                                          Fund Service Providers


                       The custodian of the assets of the funds is State Street Bank & Trust Company, P.O. Box 5043, Boston, Massachusetts 02206-5043. The custodian also provides certain accounting services to the funds. The funds' transfer, shareholder services and dividend paying agent, Boston Financial Data Services, Inc., P.O. Box 8530, Boston, Massachusetts 02266-8530, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.


Section 4  General Information

Section 5  Financial Highlights


                       The financial highlights table is intended to help you understand a fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned on an investment in a fund (assuming reinvestment of all dividends and distributions). The information for the fiscal year ended February 28, 2003 has been audited by PricewaterhouseCoopers LLP, whose report, along with the funds' financial statements, are included in the SAI and annual report, which are available upon request. The information for the prior fiscal years, was audited by Arthur Andersen LLP.


Nuveen Massachusetts Municipal Bond Fund



                                                       Investment Operations         Less Distributions
Class (Inception Date)                             ----------------------------  -------------------------

                                                                     Net
                                                               Realized/
                                                              Unrealized                                    Ending
                                         Beginning        Net Investment                Net                    Net
                                         Net Asset Investment       Gain         Investment  Capital         Asset     Total
Year Ended February 28/29,                   Value     Income     (Loss)   Total     Income    Gains  Total  Value Return(a)
------------------------------------------------------------------------------------------------------------------------------

Class A (9/94)
 2003                                       $ 9.75       $.45      $ .24  $ .69       $(.46)     $-- $(.46) $ 9.98      7.27%
 2002                                         9.70        .48        .07    .55        (.50)      --  (.50)   9.75      5.86
 2001                                         9.26        .50        .44    .94        (.50)      --  (.50)   9.70     10.34
 2000                                        10.07        .50       (.82)  (.32)       (.49)      --  (.49)   9.26     (3.21)
 1999                                        10.08        .51       (.01)   .50        (.51)      --  (.51)  10.07      5.05

Class B (3/97)
 2003                                         9.77        .38        .25    .63        (.39)      --  (.39)  10.01      6.58
 2002                                         9.72        .41        .06    .47        (.42)      --  (.42)   9.77      4.96
 2001                                         9.28        .43        .44    .87        (.43)      --  (.43)   9.72      9.60
 2000                                        10.10        .43       (.83)  (.40)       (.42)      --  (.42)   9.28     (4.02)
 1999                                        10.10        .43        .01    .44        (.44)      --  (.44)  10.10      4.40

Class C (10/94)
 2003                                         9.69        .40        .24    .64        (.41)      --  (.41)   9.92      6.73
 2002                                         9.64        .43        .06    .49        (.44)      --  (.44)   9.69      5.20
 2001                                         9.20        .44        .45    .89        (.45)      --  (.45)   9.64      9.89
 2000                                        10.02        .44       (.82)  (.38)       (.44)      --  (.44)   9.20     (3.87)
 1999                                        10.02        .45         --    .45        (.45)      --  (.45)  10.02      4.62

Class R (12/86)
 2003                                         9.73        .47        .24    .71        (.48)      --  (.48)   9.96      7.59
 2002                                         9.67        .50        .07    .57        (.51)      --  (.51)   9.73      5.96
 2001                                         9.24        .52        .43    .95        (.52)      --  (.52)   9.67     10.58
 2000                                        10.05        .52       (.82)  (.30)       (.51)      --  (.51)   9.24     (3.03)
 1999                                        10.05        .52        .01    .53        (.53)      --  (.53)  10.05      5.36
------------------------------------------------------------------------------------------------------------------------------


                                                  Ratios/Supplemental Data
Class (Inception Date)                   -----------------------------------------
                                                               Ratio of
                                                                    Net
                                                   Ratio of  Investment
                                          Ending   Expenses   Income to
                                             Net to Average     Average  Portfolio
                                          Assets        Net         Net   Turnover
Year Ended February 28/29,                 (000)  Assets(b)   Assets(b)       Rate
-----------------------------------------------------------------------------------

Class A (9/94)
 2003                                    $21,751        .95%       4.62%        14%
 2002                                     19,878        .94        4.96         16
 2001                                     18,433        .95        5.27         13
 2000                                     16,814        .96        5.17         15
 1999                                     15,134        .95        5.01         10

Class B (3/97)
 2003                                      8,031       1.70        3.87         14
 2002                                      6,588       1.69        4.21         16
 2001                                      4,198       1.70        4.52         13
 2000                                      3,730       1.71        4.42         15
 1999                                      3,226       1.71        4.29         10

Class C (10/94)
 2003                                      9,703       1.50        4.07         14
 2002                                      6,614       1.49        4.42         16
 2001                                      6,591       1.50        4.71         13
 2000                                      4,730       1.51        4.63         15
 1999                                      3,696       1.50        4.47         10

Class R (12/86)
 2003                                     66,545        .75        4.83         14
 2002                                     69,034        .74        5.16         16
 2001                                     68,208        .75        5.47         13
 2000                                     66,055        .76        5.35         15
 1999                                     75,750        .75        5.19         10
-----------------------------------------------------------------------------------






(a)Total returns are calculated on net asset value without any sales charge and are not annualized.

(b)After expense reimbursement from the investment adviser, where applicable. When custodian fee credits are applied, the Ratio of Expenses to Average Net Assets for 2003 are .94%, 1.69%, 1.49% and .74% for classes A, B, C and R, respectively, and the Ratios of Net Investment Income to Average Net Assets for 2003 are 4.63%, 3.88%, 4.08% and 4.84% for classes A, B, C and R, respectively.




                                                Section 5  Financial Highlights

Nuveen Massachusetts Insured Municipal Bond Fund



Class                                                  Investment Operations         Less Distributions
(Inception Date)                                   ----------------------------  --------------------------

                                                                     Net
                                                               Realized/
                                                              Unrealized                                     Ending
                                         Beginning        Net Investment                Net                     Net
                                         Net Asset Investment       Gain         Investment  Capital          Asset     Total
Year Ended February 28/29,                   Value     Income     (Loss)   Total     Income    Gains   Total  Value Return(a)
-------------------------------------------------------------------------------------------------------------------------------

Class A (9/94)
 2003                                       $10.36       $.45      $ .23  $ .68       $(.47)   $(.03) $(.50) $10.54      6.74%
 2002                                        10.30        .50        .07    .57        (.49)    (.02)  (.51)  10.36      5.67
 2001                                         9.77        .49        .55   1.04        (.50)    (.01)  (.51)  10.30     10.93
 2000                                        10.59        .50       (.81)  (.31)       (.50)    (.01)  (.51)   9.77     (2.95)
 1999                                        10.57        .51        .02    .53        (.51)      --   (.51)  10.59      5.09

Class B (3/97)
 2003                                        10.37        .38        .23    .61        (.40)    (.03)  (.43)  10.55      5.94
 2002                                        10.31        .42        .07    .49        (.41)    (.02)  (.43)  10.37      4.87
 2001                                         9.78        .42        .55    .97        (.43)    (.01)  (.44)  10.31     10.06
 2000                                        10.59        .43       (.81)  (.38)       (.42)    (.01)  (.43)   9.78     (3.59)
 1999                                        10.57        .43        .02    .45        (.43)      --   (.43)  10.59      4.32

Class C (9/94)
 2003                                        10.35        .40        .22    .62        (.41)    (.03)  (.44)  10.53      6.14
 2002                                        10.28        .44        .08    .52        (.43)    (.02)  (.45)  10.35      5.17
 2001                                         9.75        .44        .54    .98        (.44)    (.01)  (.45)  10.28     10.29
 2000                                        10.56        .45       (.81)  (.36)       (.44)    (.01)  (.45)   9.75     (3.43)
 1999                                        10.54        .45        .02    .47        (.45)      --   (.45)  10.56      4.51

Class R (12/86)
 2003                                        10.38        .48        .22    .70        (.49)    (.03)  (.52)  10.56      6.91
 2002                                        10.31        .52        .08    .60        (.51)    (.02)  (.53)  10.38      5.95
 2001                                         9.78        .51        .55   1.06        (.52)    (.01)  (.53)  10.31     11.11
 2000                                        10.59        .52       (.80)  (.28)       (.52)    (.01)  (.53)   9.78     (2.68)
 1999                                        10.57        .53        .01    .54        (.52)      --   (.52)  10.59      5.26
-------------------------------------------------------------------------------------------------------------------------------


Class                                            Ratios/Supplemental Data
(Inception Date)                         ----------------------------------------
                                                              Ratio of
                                                  Ratio of         Net
                                                  Expenses  Investment
                                          Ending        to   Income to
                                             Net   Average     Average  Portfolio
                                          Assets       Net         Net   Turnover
Year Ended February 28/29,                 (000) Assets(b)   Assets(b)       Rate
----------------------------------------------------------------------------------

Class A (9/94)
 2003                                    $23,212       .93%       4.36%        18%
 2002                                     16,970       .95        4.78         23
 2001                                     14,669      1.05        4.92          8
 2000                                     11,984      1.01        4.99         10
 1999                                     11,208      1.01        4.77         11

Class B (3/97)
 2003                                      6,361      1.68        3.59         18
 2002                                      3,574      1.69        4.03         23
 2001                                      2,308      1.80        4.17          8
 2000                                      1,550      1.76        4.23         10
 1999                                      1,650      1.75        4.03         11

Class C (9/94)
 2003                                     12,935      1.48        3.79         18
 2002                                      5,940      1.49        4.25         23
 2001                                      1,667      1.60        4.37          8
 2000                                      1,355      1.56        4.42         10
 1999                                      1,675      1.56        4.22         11

Class R (12/86)
 2003                                     56,496       .73        4.58         18
 2002                                     54,719       .75        4.98         23
 2001                                     53,878       .85        5.12          8
 2000                                     51,039       .81        5.17         10
 1999                                     57,281       .81        4.97         11
----------------------------------------------------------------------------------






(a)Total returns are calculated on net asset value without any sales charge and are not annualized.

(b)After expense reimbursement from the investment adviser, where applicable. When custodian fee credits are applied, the Ratios of Expenses to Average Net Assets for 2003 are .92%, 1.67%, 1.47% and .72% for classes A, B, C and R, respectively, and the Ratios of Net Investment Income to Average Net Assets for 2003 are 4.38%, 3.61%, 3.81% and 4.59% for classes A, B, C and R, respectively.




Section 5  Financial Highlights

Appendix  Additional State Information




                       Because the funds primarily purchase municipal bonds from Massachusetts, each fund also bears investment risks from economic, political, or regulatory changes that could adversely affect municipal bond issuers in that state and therefore the value of the fund's investment portfolio. The following discussion of special state considerations was obtained from official offering statements of these issuers and has not been independently verified by the funds. The discussion includes general state tax information related to an investment in fund shares. Because tax laws are complex and often change, you should consult your tax advisor about the state tax consequences of a specific fund investment. See the Statement of Additional Information for further information.



                       Massachusetts



                       The Massachusetts economy, like the national economy, has struggled through the economic downturn. However, unemployment remains below the national average, registering 5.4% in April 2003 versus the national rate of 6.0% for the same month. The robust employment growth the Commonwealth enjoyed throughout the late 1990's has subsided, with virtually no job growth in any major industry. Per capita income levels remain high at approximately $39,244, placing Massachusetts third among the states. The service sector is the largest sector in the Massachusetts economy, followed by wholesale and retail trade, government, and manufacturing employment.



                       The Massachusetts economy is fairly concentrated in the eastern portion of the Commonwealth with more than 50% of its total population residing in the metropolitan Boston area. While many of the communities in the eastern portion of the Commonwealth benefited from the economic expansion of the 1990's, several areas outside the metropolitan Boston region did not participate fully and continued to be hampered by higher unemployment, lower per capita income, and stagnant property values. According to results of the 2000 Census, the Commonwealth's population increased by 5.5% over 1990 levels, which ranks Massachusetts 13th in the nation. It appears as if the majority of Massachusetts' moderate population growth occurred in remote communities outside of its urban areas. According to one report, Massachusetts' 15 largest cities only accounted for 10% of its total population growth during the 1990's.



                       In 1983, construction began on the Central Artery/Tunnel Project, which remains one of the most complex infrastructure projects in the nation. The project involves the depression and widening of Boston's Central Artery (Interstate 93), which connects the city's downtown area to the City of Cambridge. In addition, the project includes the widening of the Ted Williams Tunnel, which connects Boston's downtown area to Logan International Airport and other points.


                                                                       Appendix

                       According to project managers, construction on the "Big Dig" project is approximately 87% complete. Certain sections are now open to traffic. Construction is expected to conclude in 2005. The project has incurred several cost overruns in recent years. Consequently, there can be no assurance that future cost revisions will not occur, nor that these revisions will not result in additional expenditures by the Commonwealth. Through June 2002, approximately $6.8 billion of debt obligations had been issued for the "Big Dig" by various entities including the Commonwealth, the Massachusetts Turnpike Authority, and the Massachusetts Port Authority. The Commonwealth has also secured additional grant funding from the Federal Highway Administration for construction costs associated with the project. The most recent cost projection for the project is approximately $14.6 billion.



                       As of May 1, 2003, Standard & Poor's and Fitch have both maintained their AA- ratings on the Commonwealth's general obligation debt. In February 2003, Moody's affirmed its Aa2 rating, however, the agency's outlook remains "negative" due to severe budget stress that is expected to continue throughout fiscal years 2003 and 2004. The major rating agencies also affirmed their Aa2, AA-, and AA- ratings on the City of Boston's general obligation debt. These ratings reflect the Commonwealth's and City's credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the funds may invest. Furthermore, it cannot be assumed that the City of Boston or the Commonwealth will maintain its current credit ratings.



                       Tax Treatment



                       The funds' regular monthly dividends will not be subject to Massachusetts personal income taxes to the extent they are paid out of income earned on Massachusetts municipal bonds or on certain U.S. government obligations that are exempt from state taxation under federal law. You will be subject to Massachusetts personal income taxes, however, to the extent the funds distribute any taxable income, or if you sell or exchange fund shares and realize a capital gain on the transaction.



                       The treatment of corporate shareholders of the funds differs from that described above. Corporate shareholders should refer to the Statement of Additional Information for more detailed information and are urged to consult their tax advisor.





Appendix

Nuveen Mutual Funds

Nuveen offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by investment objectives.





Value


Nuveen NWQ Multi-Cap Value Fund


Nuveen Large-Cap Value Fund



International


Nuveen NWQ International Value Fund



Growth


Nuveen Rittenhouse Growth Fund


Nuveen Innovation Fund



Balanced


Balanced Stock and Bond Fund


Balanced Municipal and Stock Fund


Tax-Free Income
National Municipal Bond Funds
High Yield
Long-term
Insured Long-term
Intermediate-term
Limited-term
State Municipal Bond Funds

                 Arizona       Louisiana        North Carolina
                 California/1/ Maryland         Ohio
                 Colorado      Massachusetts/1/ Pennsylvania
                 Connecticut   Michigan         Tennessee
                 Florida       Missouri         Virginia
                 Georgia       New Jersey       Wisconsin
                 Kansas        New Mexico
                 Kentucky      New York/1/


Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated by reference into this prospectus, contains detailed information on fund policies and operation. Additional information about the fund's investments is available in the funds' annual and semi-annual report to shareholders. In the funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year. Call Nuveen at (800) 257-8787 to request a free copy of any of these materials or other fund information, or ask your financial advisor for copies.

You may also obtain this and other fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (800) SEC-0330 for room hours and operation. You may also request fund information by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or sending an e-mail to publicinfo@sec.gov.


The funds are series of The Nuveen Multistate Trust II, whose Investment Company Act file number is 811-07755.




1.Long-term and insured long-term portfolios.


[LOGO] Nuveen Investments

       Nuveen Investments
       333 West Wacker Drive
       Chicago, IL 60606-1286

       (800) 257-8787
       www.nuveen.com


                                                                MPR-MA-0603D NA

                                                                  June 27, 2003


NUVEEN MULTISTATE TRUST II

Nuveen California Municipal Bond Fund

Nuveen California Insured Municipal Bond Fund

Nuveen Connecticut Municipal Bond Fund

Nuveen New Jersey Municipal Bond Fund

Nuveen New York Municipal Bond Fund

Nuveen New York Insured Municipal Bond Fund

Nuveen Massachusetts Municipal Bond Fund

Nuveen Massachusetts Insured Municipal Bond Fund

STATEMENT OF ADDITIONAL INFORMATION


   This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Prospectuses of the Nuveen Multistate Trust II dated June 27, 2003. The Prospectuses may be obtained without charge from certain securities representatives, banks, and other financial institutions that have entered into sales agreements with Nuveen Investments, or from the Funds, by mailing a written request to the Funds, c/o Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606 or by calling (800) 257-8787.


TABLE OF CONTENTS


                                                                        Page
                                                                        ----
   Investment Policies and Investment Portfolio........................  S-2

   Management.......................................................... S-40

   Investment Adviser and Investment Management Agreement.............. S-56

   Portfolio Transactions.............................................. S-59

   Net Asset Value..................................................... S-60

   Tax Matters......................................................... S-60

   Performance Information............................................. S-69

   Additional Information on the Purchase and Redemption of Fund Shares S-77

   Distribution and Service Plan....................................... S-86

   Independent Public Accountants and Custodian........................ S-87

   Financial Statements................................................ S-88

   Appendix A--Ratings of Investments..................................  A-1

   Appendix B--Description of Hedging Techniques.......................  B-1


   The audited financial statements for each Fund's most recent fiscal year appear in the Fund's Annual Report; each is included herein by reference.

INVESTMENT POLICIES AND INVESTMENT PORTFOLIO

Investment Policies

   The investment objective and certain fundamental investment policies of each Fund are described in the Prospectus. Each of the Funds, as a fundamental policy, may not, without the approval of the holders of a majority of the shares of that Fund:

      (1) Invest in securities other than Municipal Obligations and short-term securities, as described in the Prospectus. Municipal Obligations are municipal bonds that pay interest that is exempt from regular federal, state and, in some cases, local income taxes.

      (2) Invest more than 5% of its total assets in securities of any one issuer, except this limitation shall not apply to securities of the United States Government, and to the investment of 25% of such Fund's assets. This limitation shall apply only to the New York Municipal Bond Fund, the New York Insured Municipal Bond Fund, the California Municipal Bond Fund, and the California Insured Municipal Bond Fund.

      (3) Borrow money, except from banks for temporary or emergency purposes and not for investment purposes and then only in an amount not exceeding (a) 10% of the value of its total assets at the time of borrowing or (b) one-third of the value of the Fund's total assets including the amount borrowed, in order to meet redemption requests which might otherwise require the untimely disposition of securities. While any such borrowings exceed 5% of such Fund's total assets, no additional purchases of investment securities will be made by such Fund. If due to market fluctuations or other reasons, the value of the Fund's assets falls below 300% of its borrowings, the Fund will reduce its borrowings within 3 business days. To do this, the Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so.

      (4) Pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by subparagraph (2) above, it may pledge securities having a market value at the time of pledge not exceeding 10% of the value of the Fund's total assets.

      (5) Issue senior securities as defined in the Investment Company Act of 1940, except to the extent such issuance might be involved with respect to borrowings described under item (3) above or with respect to transactions involving futures contracts or the writing of options within the limits described in the Prospectus and this Statement of Additional Information.

      (6) Underwrite any issue of securities, except to the extent that the purchase or sale of Municipal Obligations in accordance with its investment objective, policies and limitations, may be deemed to be an underwriting.

      (7) Purchase or sell real estate, but this shall not prevent any Fund from investing in Municipal Obligations secured by real estate or interests therein or foreclosing upon and selling such security.

      (8) Purchase or sell commodities or commodities contracts or oil, gas or other mineral exploration or development programs, except for transactions involving futures contracts within the limits described in the Prospectus and this Statement of Additional Information.

      (9) Make loans, other than by entering into repurchase agreements and through the purchase of Municipal Obligations or temporary investments in accordance with its investment objective, policies and limitations.

      (10) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

      (11) Write or purchase put or call options, except to the extent that the purchase of a stand-by commitment may be considered the purchase of a put, and except for transactions involving options within the limits described in the Prospectus and this Statement of Additional Information.

      (12) Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitations shall not be applicable to Municipal Obligations issued by governments or political subdivisions of governments, and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

      (13) Purchase or retain the securities of any issuer other than the securities of the Fund if, to the Fund's knowledge, those trustees of the Trust, or those officers and directors of Nuveen Advisory Corp. ("Nuveen Advisory"), who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

   In addition, each Fund, as a non-fundamental policy, may not invest more than 15% of its net assets in "illiquid" securities, including repurchase agreements maturing in more than seven days.

   For the purpose of applying the limitations set forth in paragraph (2) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental entity or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity.

   Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. Where a security is insured by bond insurance, it shall not be considered a security issued or guaranteed by the insurer; instead the issuer of such security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund's assets that may be invested in securities insured by any single insurer.

   The foregoing restrictions and limitations, as well as a Fund's policies as to ratings of portfolio investments, will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

   The foregoing fundamental investment policies, together with the investment objective of each Fund, cannot be changed without approval by holders of a "majority of the Fund's outstanding voting shares." As defined in the Investment Company Act of 1940, this means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares, whichever is less.

   The Nuveen Multistate Trust II, formerly the Nuveen Flagship Multistate Trust II (the "Trust") is an open-end management series investment company organized as a Massachusetts business trust on July 1, 1996. Each of the Funds is an open-end management investment company organized as a series of the Trust. The Trust is an open-end management series company under SEC Rule 18f-2. Each Fund is a separate series issuing its own shares. The Trust currently has nine series: the Nuveen New York Municipal Bond Fund (formerly the Nuveen Flagship New York Municipal Bond Fund) (formerly the Nuveen New York Tax-Free Value Fund, a series of the Nuveen Tax-Free Bond Fund, Inc.); the Nuveen New York Insured Municipal Bond Fund (formerly the Nuveen New York Insured Tax-Free Value Fund, a series of the Nuveen Insured Tax-Free Bond Fund, Inc.); the Nuveen New Jersey Municipal Bond Fund (formerly the Nuveen Flagship New Jersey Municipal Bond Fund) (formerly the Nuveen New Jersey Tax-Free Value Fund, a series of the Nuveen Multistate Tax-Free Trust); the Nuveen California Municipal Bond Fund (formerly the Nuveen California Tax-Free Value Fund, a series of the Nuveen California Tax-Free Fund, Inc.); the Nuveen California Insured Municipal Bond Fund (formerly the Nuveen California Insured Tax-Free Value Fund, a series of the Nuveen California Tax-Free Fund, Inc.); the Nuveen Connecticut Municipal Bond Fund (formerly the Nuveen Flagship Connecticut Municipal Bond Fund) (formerly the Flagship Connecticut Double Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust); the Nuveen Massachusetts Municipal Bond Fund (formerly the Nuveen Massachusetts Tax-Free Value Fund, a series of the Nuveen Tax-Free Bond Fund, Inc.); and the Nuveen Massachusetts Insured Municipal Bond Fund (formerly the Nuveen Massachusetts Insured Tax-Free Value Fund, a series of the Nuveen Insured Tax-Free Bond Fund, Inc.). The Nuveen California Intermediate Municipal Bond Fund (formerly the Nuveen Flagship California Intermediate Municipal Bond Fund) has also been organized as a series of the Trust, but has issued no shares to date. Certain matters under the Investment Company Act of 1940 which must be submitted to a vote of the holders of the outstanding voting securities of a series company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each Fund affected by such matter.

   The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all loss and expense of any shareholder personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself were unable to meet its obligations. The Trust believes the likelihood of these circumstances is remote.

Portfolio Securities

   As described in the Prospectus, each Fund invests substantially all of its assets (at least 80%) in a portfolio of Municipal Obligations free from regular federal, state and, in some cases, local income tax in each Fund's respective state, which generally will be Municipal Obligations issued within the Fund's respective state. In general, Municipal Obligations include debt obligations issued by states, cities and local authorities to obtain funds for various public purposes, including construction of a wide range of public facilities such as airports, bridges, highways, hospitals, housing, mass transportation, schools, streets and water and sewer works. Industrial development bonds and pollution control bonds that are issued by or on behalf of public authorities to finance various privately-rated facilities are included within the term Municipal Obligations if the interest paid thereon is exempt from federal income tax.

   The investment assets of each Fund will consist of (1) Municipal Obligations which are rated at the time of purchase within the four highest grades (Baa or BBB or better) by Moody's Investors Service, Inc. ("Moody's"), by Standard and Poor's Corporation ("S&P") or by Fitch, Inc. ("Fitch"), (2) unrated Municipal Obligations which, in the opinion of Nuveen Advisory, have credit characteristics equivalent to bonds rated within the four highest grades by Moody's, S&P or Fitch, and (3) temporary investments as described below, the income from which may be subject to state income tax or to both federal and state income taxes. See Appendix A for more information about ratings by Moody's, S&P, and Fitch.

   As described in the Prospectus, each Fund may invest in Municipal Obligations that constitute participations in a lease obligation or installment purchase contract obligation (hereafter collectively called "lease obligations") of a municipal authority or entity. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although nonappropriation lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. A Fund will seek to minimize the special risks associated with such securities by only investing in those nonappropriation leases where Nuveen Advisory has determined that the issuer has a strong incentive to continue making appropriations and timely payment until the security's maturity. Some lease obligations may be illiquid under certain circumstances. Lease obligations normally provide a premium interest rate which along with regular amortization of the principal may make them attractive for a portion of the assets of the Funds.

   Obligations of issuers of Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Municipal Obligations may be materially affected.


Investments in Inverse Floating Rate Securities


   The Funds may invest in inverse floating rate municipal securities or "inverse floaters," whose rates vary inversely to interest rates on a specified index or on another instrument. Such securities involve special risks as compared to conventional fixed-rate bonds. Should short-term interest rates rise, a fund's investment in inverse floaters likely would adversely affect the fund's earnings and distributions to shareholders. Also, because changes in the interest rate on the other security or index inversely affect the rate of interest received on an inverse floater, and because inverse floaters essentially represent a leveraged investment in a long-term bond, the value of an inverse floater is generally more volatile than that of a conventional fixed-rate bond having similar credit quality, redemption provisions and maturity. Although volatile in value, inverse floaters typically offer the potential for yields substantially exceeding the yields available on fixed-rate bonds with comparable credit quality, coupon, call provisions and maturity. The markets for such securities may be less developed and have less liquidity than the markets for conventional securities. Each Fund, as a non-fundamental policy that may be changed by the Board of Trustees, will not invest more than 15% of its total assets in inverse floaters.

Insurance


   Each insured Municipal Obligation held by the Nuveen New York Insured Municipal Bond Fund, the Nuveen California Insured Municipal Bond Fund, and the Nuveen Massachusetts Insured Municipal Bond Fund will either be (1) covered by an insurance policy applicable to a specific security and obtained by the issuer of the security or a third party at the time of original issuance ("Original Issue Insurance"), (2) covered by an insurance policy applicable to a specific security and obtained by the Fund or a third party subsequent to the time of original issuance ("Secondary Market Insurance"), or (3) covered by a master municipal insurance policy purchased by the Funds ("Portfolio Insurance"). The Funds currently maintain a policy of Portfolio Insurance with MBIA Insurance Corporation, Ambac Assurance Corporation, Financial Security Assurance Inc., and Financial Guaranty Insurance Company, and may in the future obtain other policies of Portfolio Insurance, depending on the availability of such policies on terms favorable to the Fund. However, the Funds may determine not to obtain such policies and to emphasize investments in Municipal Obligations insured under Original Issue Insurance or Secondary Market Insurance. In any event, the Funds will only obtain policies of Portfolio Insurance issued by insurers whose claims-paying ability is rated Aaa by Moody's Investors Service, Inc. ("Moody's") or AAA by Standard & Poor's Corporation ("S&P"). Municipal Obligations covered by Original Issue Insurance or Secondary Market Insurance are themselves typically assigned a rating of Aaa or AAA, as the case may be, by virtue of the Aaa or AAA claims-paying ability of the insurer and would generally be assigned a lower rating if the ratings were based primarily upon the credit characteristics of the issuer without regard to the insurance feature. By way or contrast, the ratings, if any, assigned to Municipal Obligations insured under Portfolio Insurance will be based primarily upon the credit characteristics of the issuers without regard to the insurance feature, and will generally carry a rating that is below Aaa or AAA. While in the portfolio of a Fund, however, a Municipal Obligation backed by Portfolio Insurance will effectively be of the same quality as a Municipal Obligation issued by an issuer of comparable credit characteristics that is backed by Original Issue Insurance or Secondary Market Insurance.


   The Funds' policy of investing in Municipal Obligations insured by insurers whose claims-paying ability is rated Aaa or AAA will apply only at the time of the purchase of a security, and a Fund will not be required to dispose of securities in the event Moody's or S&P, as the case may be, downgrades its assessment of the claims-paying ability of a particular insurer or the credit characteristics of a particular issuer. In this connection, it should be noted that in the event Moody's or S&P or both should down grade its assessment of the claims-paying ability of a particular insurer, it could also be expected to downgrade the ratings assigned to Municipal Obligations insured under Original Issue Insurance or Secondary Market Insurance issued by such insurer, and Municipal Obligations insured under Portfolio Insurance issued by such insurer would also be of reduced quality in the portfolio of the Fund. Moody's and S&P continually assess the claims-paying ability of insurers and the credit characteristics of issuers, and there can be no assurance that they will not downgrade their assessments subsequent to the time a Fund purchases securities.

   In addition to insured Municipal Obligations, a Fund may invest in Municipal Obligations that are entitled to the benefit of an escrow or trust account which contains securities issued or guaranteed by the U.S. Government or U.S. Government agencies, backed by the full faith and credit of the United States, and sufficient in amount to ensure the payment of interest and principal on the original interest payment and maturity dates ("collateralized obligations"). These collateralized obligations generally will not be insured and will include, but are not limited to, Municipal Obligations that have been
(1) advance refunded where the proceeds of the refunding have been used to purchase U.S. Government or U.S. Government agency securities that are placed in escrow and whose interest or maturing principal payments, or both, are sufficient to cover the remaining scheduled debt service on the Municipal Obligations, and (2) issued under state or local housing finance programs which use the issuance proceeds to fund mortgages that are then exchanged for U.S. Government or U.S. Government agency securities and deposited with a trustee as security for the Municipal Obligations. These collateralized obligations are normally regarded as having the credit characteristics of the underlying U.S. Government or U.S. Government agency securities. Collateralized obligations will not constitute more than 20% of a Fund's assets.

   Each insured Municipal Obligation in which a Fund invests will be covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. There is no limitation on the percentage of a Fund's assets that may be invested in Municipal Obligations insured by any given insurer.

   Original Issue Insurance. Original Issue Insurance is purchased with respect to a particular issue of Municipal Obligations by the issuer thereof or a third party in conjunction with the original issuance of such Municipal Obligations. Under such insurance, the insurer unconditionally guarantees to the holder of the Municipal Obligation the timely payment of principal and interest on such obligation when and as such payments shall become due but shall not be paid by the issuer, except that in the event of any acceleration of the due date of the principal by reason of mandatory or optional redemption (other than acceleration by reason of a mandatory sinking fund payment), default or otherwise, the payments guaranteed may be made in such amounts and at such times as payments of principal would have been due had there not been such acceleration. The insurer is responsible for such payments less any amounts received by the holder from any trustee for the Municipal Obligation issuers or from any other source. Original Issue Insurance does not guarantee payment on an accelerated basis, the payment of any redemption premium (except with respect to certain premium payments in the case of certain small issue industrial development and pollution control Municipal Obligations), the value of the shares of the Fund, the market value of Municipal Obligations, or payments of any tender purchase price upon the tender of the Municipal Obligations. Original Issue Insurance also does not insure against nonpayment of principal of or interest on Municipal Obligations resulting from the insolvency, negligence or any other act or omission of the trustee or other paying agent for such obligations.

   In the event that interest on or principal of a Municipal Obligation covered by insurance is due for payment but is unpaid by the issuer thereof, the applicable insurer will make payments to its fiscal agent (the "Fiscal Agent") equal to such unpaid amounts of principal and interest not later than one business day after the insurer has been notified that such nonpayment has occurred (but not earlier than the date such payment is due). The Fiscal Agent will disburse to the Fund the amount of principal and interest which is then due for payment but is unpaid upon receipt by the Fiscal Agent of (i) evidence of the Fund's right to receive payment of such principal and interest and (ii) evidence, including any appropriate instruments of assignment, that all of the rights to payment of such principal or interest then due for payment shall thereupon vest in the insurer. Upon payment by the insurer of any principal or interest payments with respect to any Municipal Obligations, the insurer shall succeed to the rights of a Fund with respect to such payment.

   Original Issue Insurance remains in effect as long as the Municipal Obligations covered thereby remain outstanding and the insurer remains in business, regardless of whether a Fund ultimately disposes of such Municipal Obligations. Consequently, Original Issue Insurance may be considered to represent an element of market value with respect to the Municipal Obligations so insured, but the exact effect, if any, of this insurance on such market value cannot be estimated.

   Secondary Market Insurance. Subsequent to the time of original issuance of a Municipal Obligation, a Fund or a third party may, upon the payment of a single premium, purchase insurance on such Municipal Obligation. Secondary Market Insurance generally provides the same type of coverage as is provided by Original Issue Insurance and remains in effect as long as the Municipal Obligation covered thereby remain outstanding, the holder of such Municipal Obligation does not voluntarily relinquish the Secondary Market Insurance and the insurer remains in business, regardless of whether the Fund ultimately disposes of such Municipal Obligation.

   One of the purposes of acquiring Secondary Market Insurance with respect to a particular Municipal Obligation would be to enable a Fund to enhance the value of such Municipal Obligation. A Fund, for example, might seek to purchase a particular Municipal Obligation and obtain Secondary Market Insurance with respect thereto if, in the opinion of Nuveen Advisory, the market value of such Municipal Obligation, as insured, would exceed the current value of the Municipal Obligation without insurance plus the cost of the Secondary Market Insurance. Similarly, if a Fund owns but wishes to sell a Municipal Obligation that is then covered by Portfolio Insurance, the Fund might seek to obtain Secondary Market Insurance with respect thereto if, in the opinion of Nuveen Advisory, the net proceeds of a sale by the Fund of such obligation, as insured, would exceed the current value of such obligation plus the cost of the Secondary Market Insurance.

   Portfolio Insurance. Portfolio Insurance guarantees the payment of principal and interest on specified eligible Municipal Obligations purchased by a Fund. Except as described below, Portfolio Insurance generally provides the same type of coverage as is provided by Original Issue Insurance or Secondary Market Insurance. Municipal Obligations insured under one Portfolio Insurance policy would generally not be insured under any other policy purchased by a Fund. A Municipal Obligation is eligible for coverage under a policy if it meets certain requirements of the insurer. Portfolio Insurance is intended to reduce financial risk, but the cost thereof and compliance with investment restrictions imposed under the policy will reduce the yield to shareholders of a Fund.

   If a Municipal Obligation is already covered by Original Issue Insurance or Secondary Market Insurance, then such Municipal Obligation is not required to be additionally insured under any policy of Portfolio Insurance that a Fund may purchase. All premiums respecting Municipal Obligations covered by Original Issue Insurance or Secondary Market Insurance are paid in advance by the issuer or other party obtaining the insurance.

   Portfolio Insurance policies are effective only as to Municipal Obligations owned by and held by a Fund, and do not cover Municipal Obligations for which the contract for purchase fails. A "when-issued" Municipal Obligation will be covered under a Portfolio Insurance policy upon the settlement date of the issue of such "when-issued" Municipal Obligation. In determining whether to insure Municipal Obligations held by a Fund, an insurer will apply its own standards, which correspond generally to the standards it has established for determining the insurability of new issues of Municipal Obligations. See "Original Issue Insurance" above.

   Each Portfolio Insurance policy will be noncancellable and will remain in effect so long as a Fund is in existence, the Municipal Obligations covered by the policy continue to be held by the Fund, and the Fund pays the premiums for the policy. Each insurer will generally reserve the right at any time upon 90 days' written notice to a Fund to refuse to insure any additional securities purchased by the Fund after the effective date of such notice. The Board of Trustees will generally reserve the right to terminate each policy upon seven days' written notice to an insurer if it determines that the cost of such policy is not reasonable in relation to the value of the insurance to the Fund.

   Each Portfolio Insurance policy will terminate as to any Municipal Obligation that has been redeemed from or sold by a Fund on the date of such redemption or the settlement date of such sale, and an insurer shall not have any liability thereafter under a policy as to any such Municipal Obligation, except that if the date of such redemption or the settlement date of such sale occurs after a record date and before the related payment date with respect to any such Municipal Obligation, the policy will terminate as to such Municipal Obligation on the business day immediately following such payment date. Each policy will terminate as to all Municipal Obligations covered thereby on the date on which the last of the covered Municipal Obligations mature, are redeemed or are sold by a Fund.

   One or more policies of Portfolio Insurance may provide a Fund, pursuant to an irrevocable commitment of the insurer, with the option to exercise the right to obtain permanent insurance ("Permanent Insurance") with respect to a Municipal Obligation that is to be sold by the Fund. The Fund would exercise the right to obtain Permanent Insurance upon payment of a single, predetermined insurance premium payable from the proceeds of the sale of such Municipal Obligation. It is expected that the Fund will exercise the right to obtain Permanent Insurance for a Municipal Obligation only if, in the opinion of Nuveen Advisory, upon such exercise the net proceeds from the sale by the Fund of such obligation, as insured, would exceed the proceeds from the sale of such obligation without insurance.

   The Permanent Insurance premium with respect to each such obligation is determined based upon the insurability of each such obligation as of the date of purchase by the Fund and will not be increased or decreased for any change in the creditworthiness of such obligation unless such obligation is in default as to payment or principal or interest, or both. In such event, the Permanent Insurance premium shall be subject to an increase predetermined at the date of purchase by the Fund.

   Each Fund generally intends to retain any insured securities covered by Portfolio Insurance that are in default or in significant risk of default and to place a value on the insurance, which ordinarily will be the difference between the market value of the defaulted security and the market value of similar securities of minimum investment grade (i.e., rated BBB) that are not in default. In certain circumstances, however, Nuveen Advisory may determine that an alternative value for the insurance, such as the difference between the market value of the defaulted security and either its par value or the market value of securities of a similar nature that are not in default or in significant risk of default, is more appropriate. Except as described above with respect to securities covered by Portfolio Insurance that are in default or subject to significant risk of default, the Funds will not place any value on the insurance in valuing the Municipal Obligations that it holds.

   Because each Portfolio Insurance policy will terminate as to Municipal Obligations sold by a Fund on the date of sale, in which event the insurer will be liable only for those payments of principal and interest that are then due and owing (unless Permanent Insurance is obtained by the Fund), the provision for this insurance will not enhance the marketability of securities held by a Fund, whether or not the securities are in default or in significant risk of default. On the other hand, since Original Issue Insurance and Secondary Market Insurance generally will remain in effect as long as Municipal Obligations covered thereby are outstanding, such insurance may enhance the marketability of such securities, even when such securities are in default or in significant risk of default, but the exact effect, if any, on marketability cannot be estimated. Accordingly, the Funds may determine to retain or, alternatively, to sell Municipal Obligations covered by Original Issue Insurance or Secondary Market Insurance that are in default or in significant risk of default.

   Premiums for a Portfolio Insurance policy are paid monthly, and are adjusted for purchases and sales of Municipal Obligations covered by the policy during the month. The yield on a Fund is reduced to the extent of the insurance premiums it pays. Depending upon the characteristics of the Municipal Obligations held by a Fund, the annual premium rate for policies of Portfolio Insurance is estimated to range from .15% to .30% of the value of the Municipal Obligations covered under the policy. Because the majority of the Municipal Obligations in the Funds were not covered by policies of Portfolio Insurance during the year ended February 28, 1997, premium expenses as a percentage of the value of Municipal Obligations held by the Funds for such period were .00%.

   Set forth below is information about the various municipal bond insurers with whom the Funds currently maintain policies of Portfolio Insurance.

   Ambac Assurance Corporation


   Ambac Assurance Corporation ("Ambac Assurance") is a Wisconsin-domiciled stock insurance corporation regulated by the Office of the Commissioner of Insurance of the State of Wisconsin and licensed to do business in 50 states, the District of Columbia, the Territory of Guam, Commonwealth of Puerto Rico and the U.S. Virgin Islands, with admitted assets of approximately $6,362,000,000 (unaudited) and statutory capital of approximately $3,945,000,000 (unaudited) as of March 31, 2003. Statutory capital consists of Ambac Assurance's policyholders' surplus and statutory contingency reserve. Standard & Poor's Credit Markets Services, a division of The McGraw-Hill Companies, Moody's Investors Service and Fitch, Inc. have each assigned a triple-A financial strength rating to Ambac Assurance.


   Ambac Assurance has obtained a ruling from the Internal Revenue Service to the effect that the insuring of an obligation by Ambac Assurance will not affect the treatment for federal income tax purposes of interest on such obligation and that insurance proceeds representing maturing interest paid by Ambac Assurance under policy provisions substantially identical to those contained in its municipal bond insurance policy shall be treated for federal income tax purposes in the same manner as if such payments were made by the issuer of the Bonds.

   Ambac Assurance makes no representation regarding the Bonds or the advisability of investing in the Bonds and makes no representation regarding, nor has it participated in the presentation of, the Official Statement other than the information supplied by Ambac Assurance and presented under the heading "Ambac Assurance Corporation".

   Financial Security Assurance Inc. ("Financial Security")

   Financial Security is a New York domiciled insurance company and a wholly owned subsidiary of Financial Security Assurance Holdings Ltd. ("Holdings"). Holdings is an indirect subsidiary of Dexia, S.A., a publicly held Belgian corporation. Dexia, S.A., through its bank subsidiaries, is primarily engaged in the business of public finance in France, Belgium and other European countries. No shareholder of Holdings or Financial Security is liable for the obligations of Financial Security.


   At March 31, 2003, Financial Security's total policyholders' surplus and contingency reserves were approximately $1,932,647,000 and its total unearned premium reserve was approximately $1,077,095,000 in accordance with statutory accounting principles. At March 31, 2003, Financial Security's total shareholders' equity was approximately $2,043,103,000 and its total net unearned premium reserve was approximately $904,700,000 in accordance with generally accepted accounting principles.


   Copies of Financial Security's financial statements and annual and quarterly reports prepared in accordance with statutory accounting practices will be provided upon request to Financial Security Assurance Inc.: 350 Park Avenue, New York, New York 10022, Attention: Communications Department (telephone (212) 826-0100).

   The Policy does not protect investors against changes in market value of the Bonds, which market value may be impaired as a result of changes in prevailing interest rates, changes in applicable ratings or other causes. Financial Security makes no representation regarding the Bonds or the advisability of investing in the Bonds. Financial Security makes no representation regarding the SAI, nor has it participated in the preparation thereof, except that Financial Security has provided to Nuveen the information presented under this caption for inclusion in the SAI.

   MBIA Insurance Corporation ("MBIA")

   The Insurer is the principal operating subsidiary of MBIA Inc., a New York Stock Exchange listed company (the "Company"). The Company is not obligated to pay the debts of or claims against the Insurer. The Insurer is domiciled in the State of New York and licensed to do business in and subject to regulation under the laws of all 50 states, the District of Columbia, the Commonwealth of Puerto Rico, the Commonwealth of the Northern Mariana Islands, the Virgin Islands of the United States and the Territory of Guam. The Insurer has three branches, one in the Republic of France, one in the Republic of Singapore and one in the Kingdom of Spain. New York has laws prescribing minimum capital requirements, limiting classes and concentrations of investments and requiring the approval of policy rates and forms. State laws also regulate the amount of both the aggregate and individual risks that may be insured, the payment of dividends by the Insurer, changes in control and transactions among affiliates. Additionally, the Insurer is required to maintain contingency reserves on its liabilities in certain amounts and for certain periods of time.


   As of December 31, 2002 the Insurer had admitted assets of $9.2 billion (audited), total liabilities of $6.0 billion (audited), and total capital and surplus of $3.2 billion (audited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. As of March 31, 2003, the Insurer had admitted assets of $9.3 billion (unaudited), total liabilities of $6.1 billion (unaudited), and total capital and surplus of $3.2 billion (unaudited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities.


   Furthermore, copies of the Insurer's year end financial statements prepared in accordance with statutory accounting practices are available without charge from the Insurer. A copy of the Annual Report on Form 10-K of the Company is available from the Insurer or the Securities and Exchange Commission. The address of the Insurer is 113 King Street, Armonk, New York 10504. The telephone number of the Insurer is (914) 273-4545. The Insurer's SEC filings are also available to the public over the Internet at the Insurer's web site at http://www.mbia.com.

   The Insurer's policy unconditionally and irrevocably guarantees to the Nuveen California Insured Municipal Bond Fund, the Nuveen Massachusetts Insured Municipal Bond Fund, and the Nuveen New York Insured Municipal Bond Fund the full and complete payment required to be made by or on behalf of the Issuer to the Paying Agent or its successor of an amount equal to (i) the principal of (either at the stated maturity or by an advancement of maturity pursuant to a mandatory sinking fund payment) and interest on, the Municipal Obligations as such payments shall become due but shall not be so paid (except that in the event of any acceleration of the due date of such principal by reason of mandatory or optional redemption or acceleration resulting from default or otherwise, other than any advancement of maturity pursuant to a mandatory sinking fund payment, the payments guaranteed by the Insurer's policy shall be made in such amounts and at such times as such payments of principal would have been due had there not been any such acceleration); and (ii) the reimbursement of any such payment which is subsequently recovered from the Fund pursuant to a final judgment by a court of competent jurisdiction that such payment constitutes an avoidable preference to the Fund within the meaning of any applicable bankruptcy law (a "Preference").

   The Insurer's policy does not insure against loss of any prepayment premium which may at any time be payable with respect to any Municipal Obligation. The Insurer's policy does not, under any circumstance, insure against loss relating to: (i) optional or mandatory redemptions (other than mandatory sinking fund redemptions); (ii) any payments to be made on an accelerated basis;
(iii) payments of the purchase price of Municipal Obligations upon tender by an owner thereof; or (iv) any Preference relating to (i) through (iii) above. The Insurer's policy also does not insure against nonpayment of principal of or interest on the Municipal Obligations resulting from the insolvency, negligence or any other act or omission of the Paying Agent or any other paying agent for the Municipal Obligations.

   With respect to small issue industrial development bonds and pollution control revenue bonds covered by the policy, the Insurer guarantees the full and complete payments required to be made by or on behalf of an issuer of such bonds if there occurs pursuant to the terms of the bonds an event which results in the loss of the tax-exempt status of interest on such bonds, including principal, interest or premium payments payable thereon, if any, as and when required to be made by or on behalf of the issuer pursuant to the terms of such bonds.

   When the Insurer receives from the paying agent or the Fund, (1) telephonic or telegraphic notice (subsequently confirmed in writing by registered or certified mail), or (2) written notice by registered or certified mail, that a required payment of any insured amount which is then due has not been made, the Insurer on the due date of such payment or within one business day after receipt of notice of such nonpayment, whichever is later, will make a deposit of funds, in an account with State Street Bank and Trust Company, N.A., in New York, New York, or its successor, sufficient for the payment of any such insured amounts which are then due. Upon presentment and surrender of such Municipal Obligations or presentment of such other proof of ownership of the Municipal Obligations, together with any appropriate instruments of assignment to evidence the assignment of the insured amounts due on the Municipal Obligations as are paid by the Insurer, and appropriate instruments to effect the appointment of the Insurer as agent for the Fund in any legal proceeding related to payment of insured amounts on Municipal Obligations, such instruments being in a form satisfactory to State Street Bank and Trust Company, N.A., State Street Bank and Trust Company, N.A. shall disburse to the Fund or the paying agent payment of the insured amounts due on such Municipal Obligations, less any amount held by the paying agent for the payment of such insured amounts and legally available therefor.

   Financial Guaranty Insurance Company ("Financial Guaranty")

   The Portfolio Insurance Policy is non-cancellable except for failure to pay the premium. The premium rate for each purchase of a security covered by the Portfolio Insurance Policy is fixed for the life of the Insured Bond prior to maturity of Insured Bonds during the month. In the event of a sale of any Insured Bond by the Fund or payment thereof prior to maturity, the Portfolio Insurance policy terminates as to such Insured Bond.

   Under the provisions of the Portfolio Insurance Policy, Financial Guaranty unconditionally and irrevocably agrees to pay to State Street Bank and Trust Company, or its successor, as its agent (the "Fiscal Agent"), that portion of the principal of and interest on the Insured Bonds which shall become due for payment but shall be unpaid by reason of nonpayment by the issuer of the Insured Bonds. The term "due for payment" means, when referring to the principal of an Insured Bond, its stated maturity date or the date on which it shall have been called for mandatory sinking fund redemption and does not refer to any earlier date on which payment is due by reason of call for redemption (other than by mandatory sinking fund redemption), acceleration or other advancement of maturity and means, when referring to interest on an Insured Bond, the stated date for payment of interest. In addition, the Portfolio Insurance Policy covers nonpayment by the issuer that results from any payment of principal or interest made by such issuer on the Insured Bond to the Fund which has been recovered from the Fund or its shareholders pursuant to the United States Bankruptcy Code by a trustee in bankruptcy in accordance with a final, nonappealable order of a court having competent jurisdiction.

   Financial Guaranty will make such payments to the Fiscal Agent on the date such principal or interest becomes due for payment or on the business day next following the day on which Financial Guaranty shall have received notice of nonpayment, whichever is later. The Fiscal Agent will disburse the Trustee the face amount of principal and interest which is then due for payment but is unpaid by reason of nonpayment by the issuer, but only upon receipt by the Fiscal Agent of (i) evidence of the Trustee's right to receive payment of the principal or interest due for payment and (ii) evidence, including any appropriate instruments of assignment, that all of the rights to payment of such principal or interest due for payment thereupon shall vest in Financial Guaranty. Upon such disbursement, Financial Guaranty shall become the owner of the Insured Bond, appurtenant coupon or right to payment of principal or interest on such Insured Bond and shall be fully subrogated to all of the Trustee's rights thereunder, including the right to payment, thereof.

   In determining whether to insure municipal securities held in the Fund, Financial Guaranty will apply its own standards which are not necessarily the same as the criteria used in regard to the selection of securities by the Fund.

   Certain of the municipal securities insured under the Portfolio Insurance Policy may also be insured under an insurance policy obtained by the issuer of such municipal securities. The premium for any insurance policy or policies obtained by an issuer or Insured Bonds has been paid in advance by such issuer and any such policy or policies are non-cancellable and will continue in force so long as the Insured Bonds so insured are outstanding. Financial Guaranty has also agreed, if requested by the Funds on or before the fifth day preceding the 1st day of any month, to insure to maturity Insured Bonds sold by the Trustee during the month immediately following such request of the Funds. The premium for any such insurance to maturity provided by Financial Guaranty is paid by the Fund and any such insurance is non-cancellable and will continue in force so long as the Bonds so insured are outstanding.

   Financial Guaranty is a wholly-owned subsidiary of FGIC Corporation (the "Corporation"), a Delaware holding company. The Corporation is a subsidiary of General Electric Capital Corporation ("GE Capital"). Neither the Corporation nor GE Capital is obligated to pay the debts of or the claims against Financial Guaranty. Financial Guaranty is a monoline financial guaranty insurer domiciled in the State of New York and subject to regulation by the State of New York Insurance Department. As of March 31,2003, the total capital and surplus of Financial Guaranty was approximately $1.028 billion. Financial Guaranty prepares financial statements on the basis of both statutory accounting principles and generally accepted accounting principles. Copies of such financial statements may be obtained by writing to Financial Guaranty at 125 Park Avenue, New York, New York 10017, Attention: Communications Department (telephone number: (212) 312-3000) or to the New York State Insurance
Department at 25 Beaver Street, New York, New York 10004-2319, Attention:
Financial Condition Property/Casualty Bureau (telephone number: (212) 480-5187).


   The policies of insurance obtained by the Fund from Financial Guaranty and the negotiations in respect thereof represent the only relationship between Financial Guaranty and the Fund. Otherwise neither Financial Guaranty nor its parent, FGIC Corporation, or any affiliate thereof has any significant relationship, direct or indirect, with the Funds or the Board of Trustees of the Funds.

   The above municipal bond insurers have insurance claims-paying ability ratings of AAA from S&P and Aaa from Moody's. Financial Guaranty also has an insurance claims-paying ability rating of AAA from Fitch.

   An S&P insurance claims-paying ability rating is an assessment of an operating insurance company's financial capacity to meet obligations under an insurance policy in accordance with its terms. An insurer with an insurance claims-paying ability rating of AAA has the highest rating assigned by S&P. Capacity to honor insurance contracts is adjudged by S&P to be extremely strong and highly likely to remain so over a long period of time. A Moody's insurance claims-paying ability rating is an opinion of the ability of an insurance company to repay punctually senior policyholder obligations and claims. An insurer with an insurance claims-paying ability rating of Aaa is adjudged by Moody's to be of the best quality. In the opinion of Moody's, the policy obligations of an insurance company with an insurance claims-paying ability rating of Aaa carry the smallest degree of credit risk and, while the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair the company's fundamentally strong position.

   An insurance claims-paying ability rating by S&P or Moody's does not constitute an opinion on any specific contract in that such an opinion can only be rendered upon the review of the specific insurance contract. Furthermore, an insurance claims-paying ability rating does not take into account deductibles, surrender or cancellation penalties or the timeliness of payment, nor does it address the ability of a company to meet nonpolicy obligations (i.e., debt contracts).

   The assignment of ratings by S&P or Moody's to debt issues that are fully or partially supported by insurance policies, contracts or guarantees is a separate process form the determination of claims-paying ability ratings. The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a key element in the rating determination for such debt issues.

   S&P's and Moody's ratings are not recommendations to buy, sell or hold the Municipal Obligations insured by policies issued by Ambac Assurance, Financial Security, MBIA or Financial Guaranty and such ratings may be subject to revision or withdrawal at any time by the rating agencies. Any downward revision or withdrawal of either or both ratings may have an adverse effect on the market price of the Municipal Obligations insured by policies issued by Ambac Assurance, Financial Security, MBIA or Financial Guaranty.

   S&P's ratings of Ambac Assurance, Financial Security, MBIA and Financial Guaranty should be evaluated independent of Moody's ratings. Any further explanation as to the significance of the ratings may be obtained only from the applicable rating agency. See Appendix A for more information about ratings by Moody's, S&P, and Fitch.

Portfolio Trading and Turnover

   The Funds will make changes in their investment portfolio from time to time in order to take advantage of opportunities in the municipal market and to limit exposure to market risk. The Funds may also engage to a limited extent in short-term trading consistent with their investment objective. Securities may be sold in anticipation of market decline or purchased in anticipation of market rise and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what Nuveen Advisory believes to be a temporary disparity in the normal yield relationship between the two securities. Each Fund may make changes in its investment portfolio in order to limit its exposure to changing market conditions. Changes in a Fund's investments are known as "portfolio turnover." While it is impossible to predict future portfolio turnover rates, the annual portfolio turnover rate for each Fund is generally not expected to exceed 75%. However, each Fund reserves the right to make changes in its investments whenever it deems such action advisable and, therefore, a Fund's annual portfolio turnover rate may exceed 75% in particular years depending upon market conditions.


   The portfolio turnover rates for the 2002 and 2003 fiscal year-ends of the Funds were:



                                                            FISCAL YEAR
                                                            2002  2003
                                                            ----  ----
           Nuveen California Municipal Bond Fund...........   6%   25%
           Nuveen California Insured Municipal Bond Fund...  40    25
           Nuveen Connecticut Municipal Bond Fund..........  20    19
           Nuveen Massachusetts Municipal Bond Fund........  16    14
           Nuveen Massachusetts Insured Municipal Bond Fund  23    18
           Nuveen New Jersey Municipal Bond Fund...........   7     6
           Nuveen New York Municipal Bond Fund.............  11    23
           Nuveen New York Insured Municipal Bond Fund.....  17    21


When-Issued or Delayed-Delivery Securities

   Each Fund may purchase and sell Municipal Obligations on a when-issued or delayed-delivery basis. When-issued and delayed-delivery transactions arise when securities are purchased or sold with payment and delivery beyond the regular settlement date. (When-issued transactions normally settle within 15-45 days.) On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. The commitment to purchase securities on a when-issued or delayed-delivery basis may involve an element of risk because the value of the securities is subject to market fluctuation, no interest accrues to the purchaser prior to settlement of the transaction, and at the time of delivery the market value may be less than cost. At the time a Fund makes the commitment to purchase a Municipal Obligation on a when-issued or delayed-delivery basis, it will record the transaction and reflect the amount due and the value of the security in determining its net asset value. Likewise, at the time a Fund makes the commitment to sell a Municipal Obligation on a delayed-delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the Municipal Obligation sold pursuant to a delayed-delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. The Funds will maintain designated readily marketable assets at least equal in value to commitments to purchase when-issued or delayed-delivery securities, such assets to be segregated by the Custodian specifically for the settlement of such commitments. The Funds will only make commitments to purchase Municipal Obligations on a when-issued or delayed-delivery basis with the intention of actually acquiring the securities, but the Funds reserve the right to sell these securities before the settlement date if it is deemed advisable. If a when-issued security is sold before delivery any gain or loss would not be tax-exempt. The Funds commonly engage in when-issued transactions in order to purchase or sell newly-issued Municipal Obligations, and may engage in delayed-delivery transactions in order to manage its operations more effectively.

   Each Fund also may buy when-issued and delayed-delivery securities that settle more than 60 days after purchase. These transactions are called "forwards." Municipal "forwards" pay higher interest after settlement than standard bonds, to compensate the buyer for bearing market risk and deferring income during the settlement period, and can often be bought at attractive prices and yields. If a Fund knows that a portfolio bond will, or is likely to, be called or mature on a specific future date, the Fund may buy forwards settling on or about that date to replace the called or maturing bond and "lock in" a currently attractive interest rate.

Special Considerations Relating to Municipal Obligations of Designated States

   As described in the Prospectus, except for investments in temporary investments, each of the Funds will invest substantially all of its assets (at least 80%) in Municipal Obligations, generally Municipal Obligations issued in its respective state. Each Fund is therefore more susceptible to political, economic or regulatory factors adversely affecting issuers of Municipal Obligations in its state. Brief summaries of these factors are contained in the Prospectus. Set forth below is additional information that bears upon the risk of investing in Municipal Obligations issued by public authorities in the states of currently offered Funds. This information was obtained from official statements of issuers located in the respective states, as well as from other publicly available official documents and statements. The Funds have not independently verified any of the information contained in such statements and documents. The information below is intended only as a general summary and is not intended as a discussion of any specific factor that may affect any particular obligation or issuer.





Factors Pertaining to California



   Except to the extent the California Municipal Bond Fund and the California Insured Municipal Bond Fund (the "California Funds") invest in temporary investments, the California Funds will invest substantially all of their assets in California Municipal Obligations. The California Funds are therefore susceptible to political, economic or regulatory factors affecting issuers of California Municipal Obligations. These include the possible adverse effects of certain California constitutional amendments, legislative measures, voter initiatives and other matters that are described below. The following information provides only a brief summary of the complex factors affecting the financial situation in California and is derived from sources that are generally available to investors and believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various state and local agencies in California or contained in Official Statements for various California Municipal Obligations.

   Recently, California has been experiencing significant financial difficulties and ratings agencies have downgraded its credit ratings. The ratings of certain related debt of other issuers for which California has an outstanding lease purchase, guarantee or other contractual obligation (such as for state-insured hospital bonds) are generally linked directly to California's rating. Should the financial condition of California continue to deteriorate, its credit ratings could be further reduced, and the market value and marketability of all outstanding notes and bonds issued by California, its public authorities or local governments could be adversely affected.



Economic Overview


   California's economy, the largest in the nation, continues to show modest signs of recovery from the recession that plagued the State in 2001. However, the State's unemployment rate has changed little from last year (6.7% in April 2003 versus 6.6% in April 2002) and remains above the national rate of 6.0% in April 2003. California's per capita income was $32,996 in 2002 compared to the national average of $30,941.



   The Department of Water Resources of the State ("DWR") borrowed money from the General Fund of the State for DWR's power supply program between January and June 2001. DWR has issued approximately $11.25 billion in revenue bonds in several series and during fall 2002 used the net proceeds of the revenue bonds to repay outstanding loans from banks and commercial lenders of approximately $3.5 billion and a loan from the General Fund in the amount of $6.1 billion plus accrued interest of approximately $500 million. Issuance of the DWR revenue bonds had been delayed since mid-2001 by a number of factors, including administrative and legal challenges. The loans from the General Fund and the banks and commercial lenders financed the costs of DWR's power supply program during 2001 that exceeded DWR's revenues from the sale of electricity. The general purpose of the power supply program has been to provide customers of the three major investor-owned electric utilities in the State (the "IOUs") that portion of their power not provided by the IOUs. The power supply program has become self-supporting and no additional loans from the General Fund are authorized. As of January 1, 2003, the DWR's authority to enter into new power purchase contracts terminated, and the IOUs resumed responsibility for obtaining electricity for their customers. The primary source of money to pay debt service on the DWR revenue bonds is revenues derived from customers of the IOUs resulting from charges set by the California Public Utilities Commission. The DWR revenue bonds are not a debt or liability of the State and do not directly, indirectly, or contingently obligate the State to levy or pledge any form of taxation therefor or to make any appropriation for their payment.



Constitutional Limitations on Taxes, Other Charges and Appropriations


   Limitation on Property Taxes. Certain California Municipal Obligations may be obligations of issuers that rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution, enacted by the voters in 1978 and commonly known as Proposition 13. Briefly, Article XIIIA limits to 1% of full cash value the rate of ad valorem property taxes on real property and generally restricts the reassessment of property to 2% per year, except upon new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.



   Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits have been filed challenging the acquisition-based assessment system of Proposition 13, but it was upheld by the U.S. Supreme Court in 1992.



   Article XIIIA prohibits local governments from raising revenues through ad valorem property taxes above the 1% limit. It also requires voters of any governmental unit to give two-thirds approval to levy any "special tax." Court decisions, however, allowed a non-voter approved levy of "general taxes" that were not dedicated to a specific use.



   Limitation on Other Taxes, Fees and Charges. On November 5, 1996, the voters of the State approved Proposition 218, called the "Right to Vote on Taxes Act." Proposition 218 added Articles XIIIC and XIIID to the State Constitution, which contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges.



   Article XIIIC requires that all new or increased local taxes be submitted to the electorate before they become effective. Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote. Further, any general purpose tax that was imposed, extended or increased without voter approval after December 31, 1994, must be approved by a majority vote within two years.



   Article XIIID contains several new provisions making it generally more difficult for local agencies to levy and maintain "assessments" for municipal services and programs. Article XIIID also contains several new provisions affecting "fees" and "charges," defined for purposes of Article XIIID to mean "any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a [local government] upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service." All new and existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges that generate revenues exceeding the funds required to provide the property related service or are used for unrelated purposes. There are new notice, hearing and protest procedures for levying or increasing property related fees and charges, and, except for fees or charges for sewer, water and refuse collection services (or fees for electrical and gas service, which are not treated as "property related" for purposes of Article XIIID), no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.



   In addition to the provisions described above, Article XIIIC removes limitations on the initiative power in matters of local taxes, assessments, fees and charges. Consequently, local voters could, by future initiative, repeal, reduce or prohibit the future imposition or increase of any local tax, assessment, fee or charge. It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues.



   The interpretation and application of Proposition 218 will ultimately be determined by the courts with respect to a number of matters and it is not possible at this time to predict with certainty the outcome of such determinations. Proposition 218 is generally viewed as restricting the fiscal flexibility of local governments and, for this reason, some ratings of California cities and counties have been, and others may be, reduced.



   Appropriations Limits. The State and its local governments are subject to an annual "appropriations limit" imposed by Article XIIIB of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but "proceeds of taxes" exclude most state subventions to local governments. No limit is imposed on appropriations of funds that are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.



   Among the expenditures not included in the Article XIIIB appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (2) appropriations arising from certain emergencies declared by the Governor, (3) appropriations for certain capital outlay projects, (4) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases of emergency.



   The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population and any transfers of service responsibilities between government units. The definitions for such adjustments were liberalized in 1990 to follow more closely growth in the State's economy.



   "Excess" revenues are measured over a two year cycle. Local governments must return any excess to taxpayers by rate reductions. The State must refund 50% of any excess, with the other 50% paid to schools and community colleges. With more liberal annual adjustment factors since 1988, and depressed revenues since 1990 because of the recession, few governments are currently operating near their spending limits, but this condition may change over time. Local governments may by voter approval exceed their spending limits for up to four years. During fiscal year 1986-87, State receipts from proceeds of taxes exceeded its appropriations limit by $1.1 billion, which was returned to taxpayers. Since that year, appropriations subject to limitation have been under the State limit. State appropriations were $4 billion under the limit for fiscal year 1997-98.



   Because of the complex nature of Articles XIIIA, XIIIB, XIIIC and XIIID of the California Constitution, the ambiguities and possible inconsistencies in their terms, the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of these Articles on California Municipal Obligations or on the ability of the State or local governments to pay debt service on such California Municipal Obligations. It is not possible, at the present time, to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of these Articles, or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations. Future initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.



Obligations of the State of California


   Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. As of June 30, 2002, the State had outstanding approximately $25.3 billion of long-term general obligation bonds, and $6.3 billion of lease-purchase debt supported by the State's General Fund. The State also had approximately $25.4 billion of authorized and unissued general obligation bonds.



Recent Financial Results


   The principal sources of General Fund revenues during 2001-2002 were the California personal income tax (51% of total revenues), the sales and use tax (33%), and bank and corporation taxes (7%).

The State maintains a Special Fund for Economic Uncertainties (the "SFEU"), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund, but which is required to be replenished as soon as sufficient revenues are available.



   General. Throughout the 1980's, the State's spending increased rapidly as its population and economy also grew rapidly, including increased spending for many assistance programs to local governments, which were constrained by Proposition 13 and other laws. The largest state program is assistance to local public school districts. In 1988, an initiative (Proposition 98) was enacted, which (subject to suspension by a two-thirds vote of the Legislature and the Governor) guarantees local school districts and community college districts a minimum share of General Fund revenues (currently about 40%).



   Since the start of the 1990-1991 fiscal year, the State has faced adverse economic, fiscal, and budget conditions. The economic recession seriously affected state tax revenues. It also caused increased expenditures for health and welfare programs. As a result of the strengthening state economy, General Fund revenue growth is now outpacing the costs associated with many of the larger programs supported by the General Fund. However, the State will face additional challenges in coming years by the expected need to substantially increase capital and operating funds for state infrastructure needs, as well as corrections resulting from a "Three Strikes" law enacted in 1994.



   Recent Budgets. As a result of these factors, among others, from the late 1980's until 1992-1993, the State had a period of nearly chronic budget imbalance, with expenditures exceeding revenues in four out of six years. The State accumulated and sustained a budget deficit in the budget reserve, the SFEU, approaching $2.8 billion at its peak at June 30, 1993. Starting in the 1990-1991 fiscal year and for each year thereafter, each budget required multibillion dollar actions to bring projected revenues and expenditures into balance and to close large "budget gaps" that were identified. The Legislature and Governor eventually agreed on a number of different steps to produce Budget Acts in fiscal years 1991-1992 to 1995-1996 (although not all of these actions were taken in each year):



  .  significant cuts in health and welfare program expenditures;



  . transfers of program responsibilities and some funding sources from the State to local governments, coupled with some reduction in mandates on local government;



  . transfer of about $3.6 billion in annual local property tax revenues from cities, counties, redevelopment agencies, and some other districts to local school districts, thereby reducing state funding for schools;



  . reduction in growth of support for higher education programs, coupled with increases in student fees;



  . revenue increases (particularly in the 1992-1993 fiscal year budget), most of which were for a short duration;



  . increased reliance on aid from the federal government to offset the costs of incarcerating, educating and providing health and welfare services to undocumented aliens (although these efforts have produced much less federal aid than the State Administration had requested); and



  .  various one-time adjustment and accounting changes.



   Despite these budget actions, the effects of the recession led to large unanticipated deficits in the SFEU, as compared to projected positive balances. By the start of the 1993-1994 fiscal year, the accumulated deficit was so large (almost $2.8 billion) that it was impractical to budget to retire it in one year, so a two-year program was implemented, using the issuance of revenue anticipation warrants to carry a portion of the deficit over the end of the fiscal year. When the economy failed to recover sufficiently in 1993-1994, a second two-year plan was implemented in 1994-1995, to carry the final retirement of the deficit into 1995-1996.



   The combination of stringent budget actions cutting State expenditures, and the turnaround of the economy by late 1993, finally led to the restoration of positive financial results. While General Fund revenues and expenditures were essentially equal in fiscal year 1992-1993 (following two years of excess expenditures over revenues), the General Fund had positive operating results in fiscal years 1993-1994, 1994-1995, and 1995-1996, which reduced the accumulated budget deficit to about $70 million as of June 30, 1996.



   A consequence of the accumulated budget deficits in the early 1990's, together with other factors such as disbursement of funds to local school districts "borrowed" from future fiscal years and hence not shown in the annual budget, was to significantly reduce the State's cash resources available to pay its ongoing obligations. When the Legislature and the Governor failed to adopt a budget for the 1992-93 fiscal year by July 1, 1992, which would have allowed the State to carry out its normal annual cash flow borrowing to replenish its cash reserves, the State Controller was forced to issue approximately $3.8 billion of registered warrants ("IOUs") over a 2-month period to pay a variety of obligations representing prior years' or continuing appropriations, and mandates from court orders.



   The State's cash condition became so serious that from late spring 1992 until 1995, the State had to rely on issuance of short term notes that matured in a subsequent fiscal year to finance its ongoing deficit and pay current obligations. With the repayment of the last of these deficit notes in April 1996, the State does not plan to rely further on external borrowing across fiscal years, but will continue its normal cash flow borrowings during a fiscal year.



   Proposed 2003-2004 Budget. In January 2003, Governor Davis released his proposed budget for fiscal year 2003-2004, which begins July 1, 2003. Based on the Governor's May revision to his proposed budget, General Fund revenues (including transfers) are projected to be $70.9 billion and expenditures to be $70.4 billion in fiscal year 2003-2004. The Governor has also revised earlier revenue and expenditure estimates for the fiscal years beginning in 2003 and 2004. Consequently, the May revision projects a $38 billion budget deficit for the combined fiscal years. The Governor plans to utilize a number of methods to address the large shortfall, including expenditure cuts, tax increases, funding shifts and borrowing.



   The State's budget continues to be under stress from mandated spending on education, a rising prison population, and social needs of a growing population with many immigrants. These factors, which limit State spending growth, also put pressure on local governments. There can be no assurance that, if economic conditions weaken, or other factors intercede, the State will not experience budget gaps in the future.



Bond Ratings


   The ratings on California's long-term general obligation bonds were reduced in the early 1990's from "AAA" levels that had existed prior to the recession. In December 2002, Standard & Poor's and Fitch downgraded the State's ratings from A+ to A and from AA to A, respectively. Standard & Poor's moved its outlook to stable from negative at the same time, while Fitch maintained its negative outlook. The downgrades resulted from Governor Davis' announcement of a higher projected combined budget deficit of $35 billion for fiscal years 2003 and 2004. In February 2003, Moody's downgraded the State to A2 from A1, while moving its outlook from negative to stable. The State's lack of progress in addressing its large, projected budget deficit was cited by Moody's as the reason for the downgrade. Moody's also noted that its new rating reflected the possibility that the State might not resolve its structural operating deficit in fiscal year 2004. These ratings reflect the State's credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the California Funds invest. Furthermore, it cannot be assumed that California will maintain its current credit ratings.



Legal Proceedings


   The State is involved in certain legal proceedings (described in the State's recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. Trial courts have recently entered tentative decisions or injunctions that would overturn several parts of the State's recent budget compromises. The matters covered by these lawsuits include the property tax shift from counties to school districts, the Controller's ability to make payments within a State budget, and various other issues. All of these cases are subject to further proceedings and appeals, and if California eventually loses, the final remedies may not have to be implemented in one year.



Obligations of Other Issuers of California Municipal Obligations


   There are a number of agencies, instrumentalities and political subdivisions of the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.



   State Assistance. Property tax revenues received by local governments declined more than 50% following passage of Proposition 13. Subsequently, the Legislature enacted measures to provide for the redistribution of the State's General Fund surplus to local agencies, the reallocation of certain State revenues to local agencies, and the assumption of certain governmental functions by the State to assist municipal issuers to raise revenues. Total local assistance from the State's General Fund was budgeted at approximately 75% of General Fund expenditures in recent years, including the effect of implementing reductions in certain aid programs. To reduce State General Fund support for school districts, the 1992-1993 and 1993-1994 Budget Acts caused local governments to transfer $3.9 billion of property tax revenues to school districts, representing loss of the post-Proposition 13 "bailout" aid. Local governments have in return received greater revenues and flexibility to operate health and welfare programs. To the extent the State should be constrained by its Article XIIIB appropriations limit, or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of State assistance to local governments may continue to be reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties.



   Counties and cities may face further budgetary pressures as a result of changes in welfare and public assistance programs, which were to be enacted by June 1997, in order to comply with federal welfare reform law. It is not yet known what the overall impact will be on local government finances.



   Assessment Bonds. California Municipal Obligations, which are assessment bonds, may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land that is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.



   California Long Term Lease Obligations. Based on a series of court decisions, certain long-term lease obligations, though typically payable from the General Fund of the State or a municipality, are not considered "indebtedness" requiring voter approval. Such leases, however, are subject to "abatement" in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due. Litigation is brought from time to time that challenges the constitutionality of such lease arrangements.



Other Considerations


   The repayment of industrial development securities secured by real property may be affected by California laws limiting foreclosure rights of creditors. Securities backed by healthcare and hospital revenues may be affected by changes in state regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.



   Limitations on ad valorem property taxes may particularly affect "tax allocation" bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project decline (e.g., because of a major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody's and Standard & Poor's suspended ratings on California tax allocation bonds after the enactment of Articles XIIIA and XIIIB and only resumed such ratings on a selective basis.



   Proposition 87, approved by California voters in 1988, requires that all revenues produced by a tax rate increase go directly to the taxing entity that increased such tax rate to repay that entity's general obligation indebtedness. As a result, redevelopment agencies (which, typically, are the issuers of tax allocation securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.



   The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced that would modify existing taxes or other revenue-raising measures or that would further limit or, alternatively, increase the abilities of state and local governments to impose new taxes or increase existing taxes. It is not possible, at present, to predict the extent to which any such legislation will be enacted. Nor is it possible, at present, to determine the impact of any such legislation on California Municipal Obligations in which the California Fund may invest, future allocations of state revenues to local governments, or the abilities of state or local governments, to pay the interest on, or repay the principal of, such California Municipal Obligations.



   Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damage. The federal government provided more than $13 billion in aid for both earthquakes and neither event is expected to have any long-term negative economic impact. Any California Municipal Obligation in the California Fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage at reasonable rates, (ii) an insurer to perform on its contracts of insurance in the event of widespread losses, or (iii) the federal or State government to appropriate sufficient funds within its respective budget limitations.



Factors Pertaining to Connecticut



   Except to the extent the Connecticut Municipal Bond Fund (the "Connecticut Fund") invests in temporary investments, the Connecticut Fund will invest substantially all of its net assets in Connecticut Municipal Obligations. The Connecticut Fund is therefore susceptible to political, economic or regulatory factors affecting issuers of Connecticut Municipal Obligations. The following briefly summarizes the current financial situation of the State of Connecticut. It is derived from sources that are generally available to investors and is based in part on information obtained from various agencies in Connecticut. No independent verification has been made of the accuracy or completeness of the following information. There can be no assurance that current or future state or regional economic difficulties, and the resulting impact on state or local government finances generally, will not adversely affect the market value of Connecticut Municipal Obligations in the Connecticut Fund or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.



   Economy. Connecticut's economy is experiencing a broad-based recession as unemployment continues to climb. State tax revenues have dropped sharply over the past two years, depleting reserves and contributing to a substantial budget shortfall. Although Connecticut residents earn well above the national average, wealth distribution is not even and the state's urban communities are characterized by above average poverty. The northern half of the state remains in secular decline as manufacturing continues to contract. The southern half is expected to recover with the financial markets and also be reinforced by the state's rapidly growing pharmaceutical industry. Connecticut's average unemployment rate in April 2003 was 5.3% compared to the national average of 6.0% and the State's 4.2% average in April 2002. Per capita income was $42,706 in 2002, which is approximately 138% of the national average of $30,941.



   Litigation. The State, its units, and employees are parties to several legal proceedings that may normally occur in government operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of state and federal laws. There are several legal proceedings in which the State is involved that may be adversely decided against the State. It is unknown what effect, if any, these adverse decisions may have on future state expenditures or revenue sources of the State.



   Ratings. As of April 30, 2003, Connecticut's general obligation debt carried ratings of AA by Standard & Poor's, Aa2 by Moody's, and AA by Fitch. Both Standard & Poor's and Moody's ratings affirm negative outlooks that reflect the State's substantial budget gaps looming in 2004 and 2005. On balance the State has enacted some recurring revenue enhancements and spending reductions that reduce some of the shortfall. On February 5, 2003, Moody's placed the State's bond rating on its watchlist for possible downgrade. These ratings reflect the State's credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the Connecticut Fund may invest. Furthermore, there can be no assurance that Connecticut will maintain its current credit ratings.



   Other Issuers of Connecticut Obligations. There are a number of agencies, instrumentalities and political subdivisions of the State of Connecticut that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State of Connecticut. The brief summary above does not address, nor does it attempt to address, any difficulties and the financial situations of those other issuers of Connecticut Municipal Obligations.



Factors Pertaining to Massachusetts



   Except to the extent the Massachusetts Municipal Bond Fund and the Massachusetts Insured Municipal Bond Fund (the "Massachusetts Funds") invest in temporary investments, the Massachusetts Funds will invest substantially all of their net assets in Massachusetts Municipal Obligations. The Massachusetts Funds are therefore susceptible to political, economic or regulatory factors affecting issuers of Massachusetts Municipal Obligations. Without intending to be complete, the following briefly summarizes the current financial situation, as well as some of the complex factors affecting the financial situation, in the Commonwealth of Massachusetts. It is derived from sources that are generally available to investors and is based in part on information obtained from various agencies in Massachusetts. No independent verification has been made of the accuracy or completeness of the following information. There can be no assurance that current or future state or regional economic difficulties, and the resulting impact on the Commonwealth or local government finances generally, will not adversely affect the market value of Massachusetts Municipal Obligations in the Massachusetts Funds or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.



   The Massachusetts economy, like the national economy, has struggled through the economic downturn. However, unemployment remains below the national average, registering 5.4% in April 2003 versus the national rate of 6.0% for the same month. The robust employment growth the Commonwealth enjoyed throughout the late 1990's has subsided, with virtually no job growth in any major industry. Per capita income levels remain high at approximately $39,244, placing Massachusetts third among the states. The service sector is the largest sector in the Massachusetts economy, followed by wholesale and retail trade, government, and manufacturing.



   The Massachusetts economy is fairly concentrated in the eastern portion of the Commonwealth, with more than 50% of its total population residing in the metropolitan Boston area. While many of the communities in the eastern portion of the State benefited from the economic expansion of the 1990's, several areas outside the metropolitan Boston region did not participate as fully and continue to be hampered by higher unemployment, lower per capita income, and stagnant property values.



   Central Artery/Tunnel Project. In 1983, construction began on the Central Artery/Tunnel Project (also referred to as the "Big Dig"), which remains one of the most complex infrastructure projects in the nation. The project involves the depression and widening of Boston's Central Artery (Interstate

93), which connects the city's downtown area to the City of Cambridge. In addition, the project includes the widening of the Ted Williams Tunnel, which connects Boston's downtown area to Logan International Airport and other points. As of December 31, 2002, project managers estimated that the project is approximately 87% complete. Budget estimates put the final cost at $14.6 billion. On January 18, 2003, the I-90 extension to the Ted Williams Tunnel and Boston/Logan Airport was opened to general traffic. On March 29, 2003, the northbound lanes of I-93 opened to general traffic. The southbound lanes of I-93 are currently scheduled to open in May 2004. The entire project is scheduled for completion in 2005.



   Financial resources of the Commonwealth have been utilized to resolve Big Dig budget shortfalls in the past and there is no assurance that future project cost revisions will not occur or that these revisions will not result in additional expenditures by the Commonwealth. It should be noted that the Federal Government has capped its contribution to the Big Dig project. Through June 2002, approximately $6.8 billion of debt obligations had been issued for the project by various entities including the Commonwealth, the Massachusetts Turnpike Authority, and the Massachusetts Port Authority.



   Recent Financial Results. The Commonwealth, like many states, has struggled with tax receipts failing to meet projections. Fiscal year 2002 was a difficult year with tax revenues coming in approximately 15% below projections due to drops in capital gains and income taxes. The Commonwealth has responded with a combination of tax increases, expenditure reductions, and draws on its substantial reserves to keep its budget in balance.



   2004 Fiscal Year Budget. On February 26, 2003, the Governor released his budget proposal for fiscal year 2004. It is balanced, as required by state law, and calls for spending of $22.9 billion. The Legislature is currently debating provisions of this proposal. The eventual date of adoption cannot be determined at this time.



   Debt Ratings. As of May 1, 2003, Standard & Poor's and Fitch have both maintained their AA- ratings on the Commonwealth's general obligation debt. Moody's affirmed its Aa2 rating in February 2003, however, the agency's outlook remains "negative" due to severe budget stress that is expected to continue throughout fiscal years 2003 and 2004. The major rating agencies also affirmed their Aa2, AA-, and AA- ratings on the City of Boston's general obligation debt. These ratings reflect the Commonwealth's and City's credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the Massachusetts Funds may invest. Furthermore, it cannot be assumed that the City of Boston or the Commonwealth will maintain its current credit ratings.



   Cost overruns associated with the Big Dig, as well as the residual effects of the terrorist attacks, have affected the credit ratings of the entities that share the cost burden of the project, including the Massachusetts Turnpike Authority (MTA) and the Massachusetts Port Authority (Massport). Moody's downgraded the MTA's Metropolitan Highway System Senior Lien Bonds from A2 to A3 on January 23, 2003, citing concerns regarding deferrals of proposed rate increases during a period in which MTA is experiencing traffic and revenue declines and increased security costs as a result of the terrorist attacks. Fitch downgraded its ratings from A to BBB+ on October 23, 2002, citing similar concerns.



   In the weeks immediately following the terrorist attacks, Moody's maintained its Aa3 rating on MassPort's outstanding debt obligations but revised its outlook to "negative" from "stable," citing expectations that MassPort would continue to face financial pressures due to its substantial exposure to Logan International Airport. Fitch downgraded its ratings on MassPort's debt obligations from AA to AA-, and Standard & Poor's lowered its ratings from AA-to A+, both citing a number of the same concerns. These ratings reflect the credit quality of MTA and Massport only and do not indicate the creditworthiness of other tax-exempt securities in which the Massachusetts Funds may invest. Furthermore, there can be no assurance that these entities will maintain their current credit ratings.



   In the late 1980's and early 1990's, the Commonwealth and certain of its public bodies and municipalities faced serious financial difficulties which affected the credit standing and borrowing abilities of Massachusetts and its respective entities and may have contributed to higher interest rates on debt obligations. While many of the financial and economic challenges are being addressed, difficulties could arise again in the future. Such financial difficulties could result in declines in the market values of, or default on, existing obligations including Massachusetts Municipal Obligations in the Massachusetts Funds. Should there be during the term of the Massachusetts Funds a financial crisis relating to Massachusetts, its public bodies or municipalities, the market value and marketability of all outstanding bonds issued by the Commonwealth and its public authorities or municipalities including the Massachusetts Municipal Obligations in the Massachusetts Funds and interest income to the Massachusetts Funds could be adversely affected.



   Total Bond and Note Liabilities. The total general obligation bond indebtedness of the Commonwealth (including Dedicated Income Tax Debt and Special Obligation Debt) as of January 1, 2003 was approximately $16 billion.



   Certain Liabilities. Among the material future liabilities of the Commonwealth are significant unfunded general liabilities of its retirement systems and a program to fund such liabilities. Starting in 1978, the Commonwealth began assuming full financial responsibility for all costs of the administration of justice within the Commonwealth. The Commonwealth continues its demands to raise aggregate aid to cities, towns, schools and other districts and transit authorities above current levels. In addition, Medicaid expenditures have increased each year since the program was initiated. The Commonwealth has signed consent decrees to continue improving mental health care and programs for the mentally retarded in order to meet federal standards, including those governing receipt of federal reimbursements under various programs, and the parties in those cases have worked cooperatively to resolve the disputed issues.



   As a result of comprehensive legislation approved in January 1988, the Commonwealth is required to fund future pension liabilities currently and to amortize the Commonwealth's unfunded liabilities over 30 years. In April 2002, the acting governor and legislative leaders agreed to a new schedule that would extend amortization of the unfunded pension liability from June 2018 to June 2023.



   Litigation. The Commonwealth is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the Commonwealth arising from alleged torts, alleged breaches of contracts, environmental disputes, and other alleged violations of state and federal laws. Adverse judgments in these matters generally could result in the expenditure of the Commonwealth's funds. However, the Commonwealth is unable to estimate its total exposure to these claims.



   Tax Limitation Measures. The Commonwealth and its cities and towns operate under certain revenue-raising limitations. Proposition 2/ 1//2, which was passed by voters in 1980, restricts the annual increase in property taxes levied by cities and towns to 2.5% of the prior fiscal year's tax levy plus 2.5% of the value of new properties and significant improvements to property. Limits on state tax revenues were approved by voters in 1986. While the Commonwealth and most of its municipalities have managed within these constraints in recent years, these limitations could reduce financial flexibility in the future under different economic conditions.



   Other Issuers of Massachusetts Obligations. There are a number of agencies, instrumentalities and political subdivisions of the Commonwealth that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the Commonwealth. The brief summary above does not address, nor does it attempt to address, any difficulties and the financial situations of those other issuers of Massachusetts Municipal Obligations.



Factors Pertaining to New Jersey



   Except to the extent the New Jersey Municipal Bond Fund (the "New Jersey Fund") invests in temporary investments, the New Jersey Fund will invest substantially all of its assets in New Jersey Municipal Obligations. The New Jersey Fund is therefore susceptible to political, economic or regulatory factors affecting New Jersey and governmental bodies within New Jersey. The following information provides only a brief summary of the complex factors affecting the financial situation in New Jersey and is derived from sources that are generally available to investors and believed to be accurate. It is based in part on information obtained from various state and local agencies in New Jersey or contained in Official Statements for various New Jersey Municipal Obligations. There can be no assurance that current or future statewide or regional economic difficulties, and the resulting impact on state or local government finances generally, will not adversely affect the market value of New Jersey Municipal Obligations in the New Jersey Fund or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.



   The State and Its Economy. The New Jersey economy, like the national economy, has struggled through the economic downturn. As a result of the events of September 11, 2001, several firms temporarily relocated from New York City into areas of northern New Jersey. According to one report, New Jersey has managed to retain nearly half of the finance jobs the State gained immediately after the terrorist attacks (an estimated 6,000 positions). New Jersey recorded a 5.8% unemployment rate in April 2003, slightly lower than the national rate of 6.0% for the same month. Finance, services and wholesale trade are displaying growth, while layoffs in other sectors, including telecommunications and manufacturing, continue. New Jersey remains one of the country's wealthiest states, ranking second among the states in per capita income at $39,453 in 2002.



   Recent Financial Results. New Jersey, like many states, has struggled with tax receipts failing to meet projections. Fiscal year 2002 was a difficult year with revenues coming in approximately 12% below projections, primarily due to drops in capital gains and income taxes. The State responded with modest expenditure cuts and by drawing down its reserves to keep its budget in balance. The fiscal year 2003 budget addressed a projected $6 billion shortfall by raising cigarette taxes, restructuring corporate income taxes, borrowing against tobacco settlement proceeds, and expenditure reductions.



   2004 Fiscal Year Budget. On February 6, 2003, the Governor released his budget proposal for fiscal year 2004. It is balanced, as required by state law, and calls for spending of $23.7 billion. It addressed an initial, projected $4 billion deficit through expenditure reductions, additional tobacco securitization and modest hikes in some taxes and fees. The Legislature is currently debating provisions of this proposal. The eventual date of adoption cannot be determined at this time.



   State Litigation. The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, environmental disputes, disputes arising from the alleged disposal of hazardous waste, and other alleged violations of State and federal laws. Adverse judgments in these matters generally could result in the expenditure of State funds. However, the State is unable to estimate its total exposure to these claims.



   On July 12, 1994, the New Jersey Supreme Court declared the State's Quality Education Act of 1990 unconstitutional and gave the Chief Executive and the Legislature until Fiscal Year 1998 to achieve "substantial equivalence" between spending on pupils in poor urban districts and spending on their counterparts in wealthy suburban districts. Fiscal year 1998 marked the implementation of a new school funding formula specified by the Comprehensive Education Improvement and Financing Act of 1996. However, late in 1997, the State Supreme Court found that the new law still provided insufficient funding. In response, the State increased its budgeted aid for fiscal year 1998 to provide parity aid to affected districts. On May 21, 1998, the State Supreme Court accepted the State's plan to use a nationally acclaimed reading-based program called "Success for All" and other "whole-school reforms" to assure the "thorough and efficient" education required by the State Constitution.



   In October 1997, the Supreme Court declined to hear appeals regarding the unconstitutionality of the State's flow control legislation and thus opened the State's solid waste market to competition. New Jersey's solid waste facilities have approximately $1.5 billion of debt outstanding and have faced rating downgrades since 1996 as a result of the federal court ruling that the State's flow control legislation was illegal. The State has taken several actions in order to help New Jersey counties raise more money to pay off their debt, including the imposition of an environmental investment charge on either trash haulers or businesses or residences that generate the trash.



   Various New Jersey solid waste issuers have encountered financial difficulty in meeting debt service obligations in recent years. Although the State has intervened somewhat by creating an emergency reserve for financially distressed solid waste issuers, concerns surrounding the overall fiscal health of the solid waste sector remain.



   On December 28, 2000, a suit was filed (the Lonegan Case) challenging the constitutionality of various state statutes that authorize various state authorities and instrumentalities to issue bonds payable by annual appropriations under a contract with such authority or instrumentality. On January 24, 2001, the New Jersey Superior Court of Bergen County ruled in favor of the State, dismissing the plaintiffs' complaint. On June 21, 2001, the Appellate Division affirmed the Superior Court's decision. The plaintiffs then appealed to the New Jersey Supreme Court. On August 21, 2002, the Supreme Court issued a decision upholding the constitutionality of the Educational Facilities Construction and Financing Act and the issuance of bonds by the New Jersey Economic Development Authority under that statute to finance the construction and repair of public school facilities. The Supreme Court has reserved ruling on all other of the challenged state contract statutes and has begun hearing testimony. On September 20, 2002, the Supreme Court stated that any ruling in the case would not apply retroactively.



   Debt Ratings. In March 2002, Moody's downgraded New Jersey's general obligation bonds to Aa2 from Aa1, citing "the dramatic negative effect of the depressed stock market and weakened financial services industry on the State's revenues and overall financial plan." Moody's maintains a "negative" outlook on the State's general obligation bonds due to New Jersey's structural budget imbalance and lack of adequate short-term reserves to offset declines in state tax collections. In May 2002, Fitch followed with a downgrade to AA from AA+, citing a number of the same budget concerns. On June 4, 2002, Standard & Poor's downgraded its rating on the State's general obligation debt from AA+ to

AA, citing rapid declines in state tax revenues and ongoing concerns regarding the State's budget imbalance. These ratings reflect the State's credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the New Jersey Fund may invest. Furthermore, it cannot be assumed that the State will maintain its current credit ratings.



   Other Issuers of New Jersey Obligations. There are a number of agencies, instrumentalities and political subdivisions of the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State of New Jersey. The brief summary above does not address, nor does it attempt to address, any difficulties and the financial situations of those other issuers of New Jersey Municipal Obligations.



Factors Pertaining to New York



   Except to the extent the New York Municipal Bond Fund and the New York Insured Municipal Bond Fund (the "New York Funds") invest in temporary investments, the New York Funds will invest substantially all of their assets in New York Municipal Obligations. The New York Funds are therefore susceptible to political, economic or regulatory factors affecting the State of New York (the "State") and governmental bodies within the State. Some of the more significant events and conditions relating to the financial situation in New York are summarized below. The following information provides only a brief summary of the complex factors affecting the financial situation in New York and is derived from sources that are generally available to investors and believed to be accurate. It is based on information drawn from official statements and prospectuses issued by, and other information reported by, the State, by its various public bodies (the "Agencies"), and by other entities located within the State, including the New York City (the "City"), in connection with the issuance of their respective securities.



   There can be no assurance that current or future statewide or regional economic difficulties, and the resulting impact on state or local government finances generally, will not adversely affect the market value of New York Municipal Obligations held in the portfolio of the New York Funds or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.



   (1) The State: Due in part to the events of September 11, 2001, the downturn in the State has been more severe than the economic slowdown that has plagued the nation. For April 2003, the State recorded an unemployment rate of 6.1%, slightly above the national average of 6.0%. Despite rising unemployment, the State remains one of the wealthier states in the nation. The State's 2002 per capita personal income was $36,043, which is approximately 16% above the national average of $30,941.



   Disparities between the performance of the upstate and downstate economies remain. Throughout recent years, improvement in the upstate economy has not been as pronounced as in downstate areas, like the City, because many upstate communities did not participate as fully in the economic expansion of the late 1990s. However, now the downstate economy is struggling, due in large part to depressed investment banking activity on Wall Street.



   Indebtedness. As of March 31, 2002, the total amount of State general obligation debt stood at $4.12 billion. The State's general obligation debt is voter approved. In June 1990, legislation was enacted creating the New York Local Government Assistance Corporation ("LGAC"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. LGAC is authorized to issue up to

$4.7 billion in bonds plus amounts necessary to fund capital reserve, costs of issuance and, in certain cases, capitalized interest. LGAC has issued all of its authorization. Any issuance of bonds by LGAC in the future will be for refunding purposes only.



   Financing of capital programs by other public authorities of the State is also obtained from lease-purchase and contractual-obligation financing arrangements (nonvoter approved), the debt service for which is paid from state appropriations. As of March 31, 2002, there were $32.4 billion of such other financing arrangements outstanding and additional financings of this nature by public authorities including LGAC.



   State Budget. On January 29, 2003, Governor Pataki presented his $90.8 billion budget for fiscal year 2004. It addressed a potential $11 billion shortfall primarily through expenditure reductions and securitization of the State's share of tobacco settlement payments. On May 2, 2003 the New York State Legislature adopted an alternate $92.8 billion dollar budget, restoring certain cuts proposed in the Governor's original budget and raising certain sales and income taxes. The Governor vetoed the Legislature's budget on May 14, 2003. The Legislature responded with an override of the veto on


May 15, 2003. Unless the Governor takes the budget to court, the Legislature's budget will stand.



   State Debt Ratings. Moody's and Standard & Poor's have maintained their A2 and AA ratings on the State's general obligation debt. However, on May 16, 2003, Standard &Poor's changed its outlook on the State's rating to "negative" from "stable." In addition, on June 5, 2003, Fitch lowered its rating from AA to AA-, citing the structural imbalance in the State's budget. These ratings reflect the State's credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the New York Funds may invest. Furthermore, it cannot be assumed that the State will maintain its current credit ratings.



   (2) The City and the Municipal Assistance Corporation ("MAC"): The City accounts for approximately 40% of the State's population and personal income and the City's financial health affects the State in numerous ways.



   The tragic events of September 11, 2001, had a detrimental impact on the City's economy. Approximately 25 million square feet of prime commercial real estate in lower Manhattan was either damaged or destroyed, with more than 1,300 businesses directly harmed. The FIRE (finance, insurance, and real estate) sector was the most affected due to its concentration in the area immediately surrounding the World Trade Center (WTC). Tourism related industries were also severely affected by the terrorist attacks because of a substantial decline in the number of tourists visiting the City. A large number of job losses occurred in airline travel, lodging, museums, and various retail establishments throughout the City.



   Recovery, clean up, and repair efforts at the WTC site resulted in substantial expenditures by the City. The Federal Government has committed over $21 billion for disaster assistance. This amount includes approximately $15.5 billion of appropriations for costs such as cleanup, transit improvements, road reconstruction, and grants to businesses and residents in lower Manhattan. It also contains $5.5 billion for economic stimulus programs including expanded tax credits, increased depreciation deductions, and the authorization of tax-exempt private activity bonds in lower Manhattan. However, the costs resulting from the terrorist attacks are expected to substantially exceed the amount of federal aid and state resources that have been earmarked for the City. Furthermore, the timeframe for total disbursement of the financial commitment proposed by the President and Congress cannot be estimated.

   Economic activity in the City has experienced periods of growth and recession and can be expected to experience periods of growth and recession in the future. Changes in the economic activity in the City, particularly employment, per capita personal income, and retail sales, may have an impact on the City. Overall, the City's economy improved throughout the late 1990's. Much of the increase can be traced to the performance of the financial industry, but the City's economy also produced gains in the retail trade sector, the hotel and tourism industry, and business services, with private sector employment higher than previously forecasted.



   In response to the City's fiscal crisis in 1975, the State took a number of steps to assist the City in returning to fiscal stability. Among other actions, the State Legislature (i) created MAC to assist with long-term financing for the City's short-term debt and other cash requirements and (ii) created the State Financial Control Board (the "Control Board") to review and approve the City's budgets and four-year financial plans (the financial plans also apply to certain City-related public agencies).



   Pursuant to state law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and includes the City's capital, revenue and expense projections. The City is required to submit its financial plans to review bodies, including the Control Board. If the City were to experience certain adverse financial circumstances, including the occurrence or the substantial likelihood and the imminence of the occurrence of an annual operating deficit of more than $100 million or the loss of access to the public credit markets to satisfy the City's capital and seasonal financial requirements, the Control Board would be required by state law to exercise certain powers, including prior approval to City financial plans, proposed borrowings and certain contracts.



   The City depends on the State for aid both to enable the City to balance its budget and to meet its cash requirements. If the State experiences revenue shortfalls or spending increases beyond its projections, such developments could result in reductions in projected State aid to the City. In addition, there can be no assurance that state budgets for future fiscal years will be adopted by the April 1 statutory deadline and that there will not be adverse effects on the City's cash flow and additional City expenditures as a result of such delays.



   Indebtedness. The City and related organizations issue debt to fund capital and other improvements in the City.



   New York City General Obligation Debt. The State Constitution requires the City to pledge its full faith and credit for the payment of principal and interest on the City's term and serial bonds and guaranteed debt. The City's ability to issue general obligation debt is limited by the State Constitution to 10% of the average of five years' full valuations of taxable real estate.



   Municipal Assistance Corporation. Created in 1975, MAC is empowered to issue and sell bonds and notes and also provides certain oversight of the City's financial activities. MAC has no taxing power. All outstanding bonds issued by MAC are general obligations of MAC and do not constitute a debt of the City or the State. Neither the City nor a creditor of the City has any claim to MAC's revenues and assets. MAC bonds are paid from certain sales and compensating use taxes, the stock transfer tax, and certain per capita aid subject in each case to appropriation by the State Legislature. Net collections of taxes and per capita aid are returned to the City by the State after MAC debt service requirements are met. MAC has issued all of its debt authorization. Any issuance of bonds by MAC in the future will be for refunding purposes only.



   New York City Municipal Water Finance Authority. Established in 1985, the New York City Municipal Water Finance Authority (MWFA) issues debt to finance the cost of capital improvements to the City's water distribution and sewage collection system. Bonds issued by the MWFA are paid from water and sewer fees and charges.



   New York City Transitional Finance Authority. The New York Transitional Finance Authority (TFA) was created in March 1997 ("1997 Act") to assist the City in funding its capital program. Absent creation of this authority, the City would have faced limitations on its general obligation borrowing capacity after 1998 under the State's Constitution. TFA was authorized to issue debt in an aggregate principal amount of $7.5 billion. The 1997 Act was amended in June 2001 to increase the aggregate amount of authorized debt issuance to $11.5 billion. In September 2001, the 1997 Act was amended to allow TFA to issue an additional $2.5 billion in recovery bonds and notes in response to the City's financing needs after the events of September 11, 2001. TFA has no taxing power. All outstanding bonds issued by TFA are general obligations of TFA and do not constitute debt of either the City or the State. Neither the City nor a creditor of the City has any claim to TFA's revenues and assets. TFA bonds are secured by a primary lien on the City's personal income tax receipts as well as a secondary lien on sales tax receipts. Sales taxes are only available to TFA after such amounts required by MAC are deducted and if the amounts of personal income tax revenues fall below statutorily specified coverage levels. Net collections of taxes not required by TFA are paid to the City by TFA.



   New York City Tobacco Settlement Asset Securitization Corporation. The New York City Tobacco Settlement Asset Securitization Corporation (TSASC) was created in November 1999 to further assist the City in funding its capital programs. TSASC is a special-purpose, bankruptcy-remote, not-for-profit corporation authorized to issue debt in an aggregate principal amount of $2.5 billion. TSASC has no taxing power. Bonds issued by TSASC are secured by Tobacco Settlement Revenues arising out of the Master Settlement Agreement between 46 states and the participating cigarette manufacturers. The program was structured such that forecasted revenues are in excess of annual debt service requirements, with the residual flowing back to New York City for the financing of various capital projects. Bonds issued by TSASC are not debt of the State or the City. Furthermore, neither the revenues nor the taxing power of the State or the City is pledged towards debt service payments.



   As of June 30, 2002, the City had $28.3 billion in general obligation debt outstanding. Related City issuers--MAC, TFA, and MWFA--had $2.9 billion, $8.3 billion, and $12.2 billion in revenue bonds outstanding, respectively. As of June 30, 2002, $694 million in TSASC debt remained outstanding.



   Debt Ratings. As of May 1, 2003, Moody's, Standard & Poor's, and Fitch have maintained their A2, A, and A+ ratings, respectively on the City's general obligation debt. Moody's and Fitch maintain a "negative" outlook, citing the disruptive effects of the terrorist attacks on the City's economy, as well as concerns regarding substantial revenue losses that have created significant current and outyear budget gaps. On May 27, 2003, Standard & Poor's upgraded its outlook from "negative" to "stable," citing progress made on restoring structural balance to the City's budget. These ratings reflect the City's credit quality only and do not indicate the credit worthiness of other tax-exempt securities in which the New York Funds may invest. Furthermore, it cannot be assumed that the City will maintain its current credit ratings.



   In addition, the agencies have rated MAC obligations Aa1, AA+, and AA, respectively. TFA obligations are rated Aa2, AA+, and AA+, respectively. The credit ratings for both MAC and TFA reflect historically strong coverage levels and the fundamental strengths of both programs. TSASC obligations have been assigned ratings of A3, A-, and BBB, respectively, with higher ratings assigned to short and/or intermediate maturity ranges of the unique bond issue. Ratings on TSASC bonds were lowered by all three rating agencies in April 2003 due to concerns about tobacco company litigation. Debt obligations of MWFA have been assigned ratings of Aa2, AA, and AA by the rating agencies. These ratings reflect these entities' credit quality only and do not indicate the credit worthiness of other tax-exempt securities in which the New York Funds may invest. Furthermore, it cannot be assumed that these entities will maintain their current credit ratings.



   The City is a defendant in a significant number of lawsuits and is subject to numerous claims and investigations, including, but not limited to, actions commenced and claims asserted against the City arising out of alleged constitutional violations, torts, breaches of contracts, and other violations of law and condemnation proceedings. While the ultimate outcome and fiscal impact, if any, on the proceedings and claims are not currently predictable, adverse determinations in certain of them might have a materially adverse effect upon the City's ability to carry out its financial plan. As of June 30, 2002, the City estimated its potential future liability on outstanding claims to be $4.3 billion.



   (3) The State Agencies: Certain Agencies of the State have faced substantial financial difficulties that could adversely affect the ability of such Agencies to make payments of interest on, and principal amounts of, their respective bonds. The difficulties have in certain instances caused the State (under so-called "moral obligation" provisions, which are non-binding statutory provisions for State appropriations to maintain various debt service reserve funds) to appropriate funds on behalf of the Agencies.



   Failure of the State to appropriate necessary amounts or to take other action to permit those Agencies having financial difficulties to meet their obligations could result in a default by one or more of the Agencies. Such default, if it were to occur, would likely have a significant adverse affect on investor confidence in, and therefore the market price of, obligations of the defaulting Agencies. In addition, any default in payment on any general obligation of any Agency whose bonds contain a moral obligation provision could constitute a failure of certain conditions that must be satisfied in connection with federal guarantees of City and MAC obligations and could thus jeopardize the City's long-term financing plans.



   As of March 31, 2002, the State reported that its public benefit corporations had an aggregate of $55 billion of outstanding debt, some of which was state-supported and state-related debt.



   (4) State Litigation: The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of state and federal laws. Included in the State's outstanding litigation are a number of cases challenging the legality or the adequacy of a variety of significant social welfare programs primarily involving the State's Medicaid and mental health programs. Adverse judgments in these matters generally could result in injunctive relief coupled with prospective changes in patient care that could require substantial increased financing of the litigated programs in the future.



   (5) Other Municipalities: Municipalities and school districts have engaged in substantial short-term and long-term borrowings. Certain localities have experienced financial problems in the past and have required additional State assistance. Such requests could occur again in the future, which could impact the State's financial position. The State does have some oversight authority over some of these localities. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding.



   Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the creation of the Emergency Financial Control Board for Yonkers (EFCB) by the State in 1984. Consequently, the State supervised the financial affairs of Yonkers by requiring that financial plans be submitted to the EFCB on an annual basis. However, in July 1998, the EFCB voted itself out of existence after the determination that Yonkers had met the financial conditions to end the emergency period.



   In December 1995, in reaction to continuing financial problems, the Troy Municipal Assistance Corp., which was created in 1995, imposed a 1996 budget plan upon Troy, New York. A similar municipal assistance corporation has also been established for Newburgh and is expected to remain in existence until 2004. In addition, several other cities in the State, including Utica, Rome, Schenectady, Syracuse, and Niagara Falls have faced budget deficits, as federal and state aid and local tax revenues have declined while government expenses have increased. The financial problems being experienced by the State's smaller urban centers can place additional strains upon the State's financial condition.



   Ongoing budgetary difficulties experienced by Nassau County ("Nassau") resulted in the State's appointment of National Association of Securities Dealers Chairman and CEO, Frank Zarb, as special advisor to Nassau in March 2000. Mr. Zarb, in conjunction with the State created the Nassau Interim Finance Authority (NIFA). NIFA serves as a temporary financing mechanism that has aided Nassau restructure its excessive amount of outstanding debt. The State has also covenanted to provide an estimated $100 million of transitional aid over a 5-year period, which is contingent on Nassau officials implementing budget balancing actions to address Nassau's ongoing budget difficulties. In April 2001, newly elected County Executive Thomas Suozzi unveiled a four year financial plan designed to aid Nassau regain its financial stability. The multi-year financial plan has been approved by NIFA, which will continue to monitor the County's financial progress in the coming months. In February 2003, Moody's upgraded its rating on Nassau's general obligation debt from Baa3 to Baa2 citing Nassau's improved financial condition. In March 2003, Standard & Poor's raised its ratings on Nassau from BBB- to BBB. Fitch upgraded Nassau from BBB to BBB+ in April 2003 and maintains a positive outlook.



   Certain proposed federal expenditure reductions could reduce or, in some cases, eliminate federal funding of some local programs and, accordingly, might impose substantial increased expenditure requirements on affected localities to increase local revenues to sustain those expenditures.



   If the State, the City, or any of the Agencies were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State, including notes or bonds in the New York Funds, could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions, and long-range economic trends. The longer-range potential problems of declining urban population, increasing expenditures, and other economic trends could adversely affect certain localities and require increasing state assistance in the future.



   (6) Other Issuers of New York Municipal Obligations: There are a number of other tax-exempt entities in the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the State.

Hedging and Other Defensive Actions

   Each Fund may periodically engage in hedging transactions. Hedging is a term used for various methods of seeking to preserve portfolio capital value of offsetting price changes in one investment through making another investment whose price should tend to move in the opposite direction. It may be desirable and possible in various market environments to partially hedge the portfolio against fluctuations in market value due to interest rate fluctuations by investment in financial futures and index futures as well as related put and call options on such instruments. Both parties entering into an index or financial futures contract are required to post an initial deposit of 1% to 5% of the total contract price. Typically, option holders enter into offsetting closing transactions to enable settlement in cash rather than take delivery of the position in the future of the underlying security. Each Fund will only sell covered futures contracts, which means that the Fund segregates assets equal to the amount of the obligations.

   These transactions present certain risks. In particular, the imperfect correlation between price movements in the futures contract and price movements in the securities being hedged creates the possibility that losses on the hedge by a Fund may be greater than gains in the value of the securities in such series' portfolio. In addition, futures and options markets may not be liquid in all circumstances. As a result, in volatile markets a Fund may not be able to close out the transaction without incurring losses substantially greater than the initial deposit. Finally, the potential daily deposit requirements in futures contracts create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to hedging transactions will reduce yield. Net gains, if any, from hedging and other portfolio transactions will be distributed as taxable distributions to shareholders.

   No Fund will make any investment (whether an initial premium or deposit or a subsequent deposit) other than as necessary to close a prior investment if, immediately after such investment, the sum of the amount of its premiums and deposits would exceed 5% of such series' net assets. Each series will invest in these instruments only in markets believed by the investment adviser to be active and sufficiently liquid. For further information regarding these investment strategies and risks presented thereby, see Appendix B to this Statement of Additional Information.

   Each Fund reserves the right for liquidity or defensive purposes (such as thinness in the market for municipal securities or an expected substantial decline in value of long-term obligations), to temporarily invest up to 20% of its assets in obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities, including up to 5% in adequately collateralized repurchase agreements relating thereto. Interest on each instrument is taxable for Federal income tax purposes and would reduce the amount of tax-free interest payable to shareholders.

Short-Term Investments

   The Prospectus discusses briefly the ability of the Funds to invest a portion of their assets in federally tax-exempt or taxable short-term securities or shares of money market funds ("short-term investments"). Short-term investments will not exceed 20% of a Fund's assets except when made for defensive purposes. The Funds will invest only in taxable short-term investments that are either U.S. Government securities or are rated within the highest grade by Moody's, S&P, or Fitch and mature within one year from the date of purchase or carry a variable or floating rate of interest. See Appendix A for more information about ratings by Moody's, S&P, and Fitch.

   The Funds may invest in the following federally tax-exempt short-term investments:

      Bond Anticipation Notes (BANs) are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

      Tax Anticipation Notes (TANs) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. Tax anticipation notes are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

      Revenue Anticipation Notes (RANs) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

      Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

      Bank Notes are notes issued by local government bodies and agencies as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

      Tax-Exempt Commercial Paper (Municipal Paper) represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities of municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of municipal paper.

   Certain Municipal Obligations may carry variable or floating rates of interest whereby the rate of interest is not fixed, but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

   While these various types of notes as a group represent the major portion of the tax-exempt note market, other types of notes are occasionally available in the marketplace and each Fund may invest in such other types of notes to the extent permitted under its investment objective, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

   Money Market Funds that pay interest income exempt from regular federal and, in some cases, state and local income taxes. The Fund will bear its proportionate share of the money market fund's fees and expenses.

   U.S. Government Direct Obligations are issued by the United States Treasury and include bills, notes and bonds.

--Treasurybills are issued with maturities of up to one year. They are issued in bearer form, are sold on a discount basis and are payable at par value at maturity.

--Treasurynotes are longer-term interest bearing obligations with original maturities of one to seven years.

--Treasurybonds are longer-term interest-bearing obligations with original maturities from five to thirty years.

   U.S. Government Agencies Securities--Certain federal agencies have been established as instrumentalities of the United States Government to supervise and finance certain types of activities. These agencies include, but are not limited to, the Bank for Cooperatives, Federal Land Banks, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, Export-Import Bank of the United States, and Tennessee Valley Authority. Issues of these agencies, while not direct obligations of the United States Government, are either backed by the full faith and credit of the United States or are guaranteed by the Treasury or supported by the issuing agencies' right to borrow from the Treasury. There can be no assurance that the United States Government itself will pay interest and principal on securities as to which it is not legally so obligated.

   The Funds may also invest in the following taxable short-term investments:

      Certificates of Deposit (CDs)--A certificate of deposit is a negotiable interest bearing instrument with a specific maturity. CDs are issued by banks in exchange for the deposit of funds and normally can be traded in the secondary market, prior to maturity. The Funds will only invest in U.S. dollar denominated CDs issued by U.S. banks with assets of $1 billion or more.

      Commercial Paper--Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations. Maturities on these issues vary from a few days to nine months. Commercial paper may be purchased from U.S. corporations.

      Money Market Funds--These funds pay interest income that is taxable on the federal and state levels. The Fund will bear its proportionate share of the money market fund's fees and expenses.

      Other Corporate Obligations--The Funds may purchase notes, bonds and debentures issued by corporations if at the time of purchase there is less than one year remaining until maturity or if they carry a variable or floating rate of interest.

      Repurchase Agreements--A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. Government or Municipal Obligations) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed upon repurchase price determines the yield during a Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Funds will only enter into repurchase agreements with dealers, domestic banks or recognized financial institutions that in the opinion of Nuveen Advisory present minimal credit risk. The risk to the Funds is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but a Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited. Nuveen Advisory will monitor the value of collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that the value always equals or exceeds the agreed upon price. In the event the value of the collateral declined below the repurchase price, Nuveen Advisory will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price. Each of the Funds will not invest more than 10% of its assets in repurchase agreements maturing in more than seven days.

MANAGEMENT OF THE TRUST

Directors and Officers

   The management of the Trust, including general supervision of the duties performed for the Trust under the Investment Management Agreement, is the responsibility of the Board of Trustees of the Trust. The number of trustees of the Trust is currently set at seven, one of whom is an "interested person" (as the term is defined in the Investment Company Act of 1940) and six of whom are not interested persons (after referred to as "independent trustee"). None of the independent trustees has ever been a trustee, director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Trust, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.


                                                                                        Number of
                                                                                       Portfolios
                         Positions and Offices                                           in Fund
                             with the Trust             Principal Occupations            Complex
    Name, Birthdate      and Year First Elected     Including Other Directorships      Overseen by
      and Address             or Appointed             During Past Five Years            Trustee
    ---------------      ----------------------     -----------------------------      -----------

Trustee who is an interested person of the Trust:
-------------------------------------------------

Timothy R. Schwertfeger*   Chairman of the      Chairman and Director (since July          142
3/28/49                    Boards and Trustee   1996) of Nuveen Investments, Inc.,
333 West Wacker Drive      1996                 Nuveen Investments, LLC, Nuveen
Chicago, IL 60606                               Advisory Corp. and Nuveen
                                                Institutional Advisory Corp.;
                                                Chairman and Director (since 1997)
                                                of Nuveen Asset Management, Inc.;
                                                Director (since 1996) of Institutional
                                                Capital Corporation; Chairman and
                                                Director (since 1999) of Rittenhouse
                                                Asset Management, Inc.; Chairman
                                                (since 2002) of Nuveen Investment
                                                Advisers Inc.

--------
  *Mr. Schwertfeger is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, because he is an officer and director of Nuveen Advisory.

                                                                                      Number of
                                                                                     Portfolios
                        Positions and Offices                                          in Fund
                            with the Trust             Principal Occupations           Complex
    Name, Birthdate     and Year First Elected     Including Other Directorships     Overseen by
      and Address            or Appointed             During Past Five Years           Trustee
    ---------------     ----------------------     -----------------------------     -----------

Trustees who are not interested persons of the Trust:
-----------------------------------------------------

Robert P. Bremner              Trustee         Private Investor and Management           122
8/22/40                        1996            Consultant.
3725 Huntington Street,
  N.W.
Washington, D.C. 20015

Lawrence H. Brown              Trustee         Retired (since 1989) as Senior Vice       122
7/29/34                        1996            President of The Northern Trust
201 Michigan Avenue                            Company; Director (since 2002) of
Highwood, IL 60040                             the United Way Highland Park--
                                               Highwood.

Anne E. Impellizzeri           Trustee         Retired; formerly, Executive Director     122
1/26/33                        1996            (1998-2001) of Manitoga (Center for
3 West 29th Street                             Russel Wright's Design with
New York, NY 10001                             Nature); formerly, President and
                                               Chief Executive Officer of Blanton-
                                               Peale Institute; prior thereto, Vice
                                               President, Metropolitan Life
                                               Insurance Co.

Peter R. Sawers                Trustee         Adjunct Professor of Business and         122
4/3/33                         1996            Economics, University of Dubuque,
22 The Landmark                                Iowa; formerly (1991-2000) Adjunct
Northfield, IL 60093                           Professor, Lake Forest Graduate
                                               School of Management, Lake Forest,
                                               Illinois; prior thereto, Executive
                                               Director, Towers Perrin Australia, a
                                               management consulting firm;
                                               Chartered Financial Analyst;
                                               Director, Executive Service Corps of
                                               Chicago a not-for-profit
                                               organization; Certified Management
                                               Consultant.

                                                                                      Number of
                                                                                     Portfolios
                          Positions and Offices                                        in Fund
                              with the Trust            Principal Occupations          Complex
     Name, Birthdate      and Year First Elected    Including Other Directorships    Overseen by
       and Address             or Appointed            During Past Five Years          Trustee
     ---------------      ----------------------    -----------------------------    -----------

William J. Schneider             Trustee         Senior Partner and Chief Operating      122
9/24/44                          1996            Officer, Miller-Valentine Group,
4000 Miller-Valentine Ct.                        Vice President, Miller-Valentine
P. O. Box 744                                    Realty, a development and contract
Dayton, OH 45401                                 company; Chair, Miami Valley
                                                 Hospital; Chair, Miami Valley
                                                 Economic Development Coalition;
                                                 formerly, Member, Community
                                                 Advisory Board, National City Bank,
                                                 Dayton, Ohio and Business
                                                 Advisory Council, Cleveland Federal
                                                 Reserve Bank.

Judith M. Stockdale              Trustee         Executive Director, Gaylord and         122
12/29/47                         1996            Dorothy Donnelley Foundation
35 E. Wacker Drive                               (since 1994); prior thereto,
Suite 2600                                       Executive Director, Great Lakes
Chicago, IL 60601                                Protection Fund (from 1990 to
                                                 1994).

                                                                                  Number of
                                                                                 Portfolios
                     Positions and Offices                                         in Fund
                         with the Trust            Principal Occupations           Complex
  Name, Birthdate    and Year First Elected    Including Other Directorships     Overseen by
    and Address           or Appointed            During Past Five Years           Officer
  ---------------    ----------------------    -----------------------------     -----------

Officers of the Trust:
----------------------

Gifford R. Zimmerman    Chief               Managing Director (since 2002),          142
9/9/56                    Administrative    Assistant Secretary and Associate
333 W. Wacker Drive       Officer           General Counsel, formerly, Vice
Chicago, IL 60606       1996                President and Assistant General
                                            Counsel, of Nuveen Investments,
                                            LLC; Managing Director (since
                                            2002), General Counsel (since 1998)
                                            and Assistant Secretary, formerly,
                                            Vice President of Nuveen Advisory
                                            Corp. and Nuveen Institutional
                                            Advisory Corp.; Managing Director
                                            (since 2002) and Assistant Secretary
                                            and Associate General Counsel,
                                            formerly, Vice President (since
                                            2000) of Nuveen Asset Management,
                                            Inc.; Assistant Secretary of Nuveen
                                            Investments, Inc. (since 1994);
                                            Assistant Secretary of NWQ
                                            Investment Management Company,
                                            LLC. (since 2002); Vice President
                                            and Assistant Secretary of Nuveen
                                            Investments Advisers Inc. (since
                                            2002); Managing Director, Associate
                                            General Counsel and Assistant
                                            Secretary of Rittenhouse Asset
                                            Management, Inc. (since May 2003);
                                            Chartered Financial Analyst.

Michael T. Atkinson     Vice President      Vice President (since 2002),             142
2/3/66                  2000                formerly, Assistant Vice President
333 W. Wacker Drive                         (since 2000), previously, Associate
Chicago, IL 60606                           of Nuveen Investments.

Paul L. Brennan         Vice President      Vice President (since 2002),             135
11/10/66                1999                formerly, Assistant Vice President
333 W. Wacker Drive                         (since 1997), of Nuveen Advisory
Chicago, IL 60606                           Corp.; Chartered Financial Analyst
                                            and Certified Public Accountant.

                                                                                   Number of
                                                                                  Portfolios
                    Positions and Offices                                           in Fund
                        with the Trust             Principal Occupations            Complex
  Name, Birthdate   and Year First Elected     Including Other Directorships      Overseen by
    and Address          or Appointed             During Past Five Years            Officer
  ---------------   ----------------------     -----------------------------      -----------

Peter H. D'Arrigo     Vice President and   Vice President of Nuveen                   142
11/28/67                Treasurer          Investments, LLC (since 1999), prior
333 W. Wacker Drive   1999                 thereto, Assistant Vice President
Chicago, IL 60606                          (from 1997); Vice President and
                                           Treasurer (since 1999) of Nuveen
                                           Investments, Inc.; Vice President
                                           and Treasurer (since 1999) of
                                           Nuveen Advisory Corp. and Nuveen
                                           Institutional Advisory Corp.; Vice
                                           President and Treasurer of Nuveen
                                           Asset Management, Inc. (since 2002)
                                           and of Nuveen Investment Advisers
                                           Inc. (since 2002); Assistant Treasurer
                                           of NWQ Investment Management
                                           Company, LLC. (since 2002);
                                           Chartered Financial Analyst.

Susan M. DeSanto      Vice President       Vice President of Nuveen Advisory          142
9/8/54                2001                 Corp. (since 2001); previously, Vice
333 W. Wacker Drive                        President of Van Kampen
Chicago, IL 60606                          Investment Advisory Corp. (since
                                           1998).

Jessica R. Droeger    Vice President       Vice President (since 2002),               142
9/24/64                 and Secretary      Assistant Secretary and Assistant
333 W. Wacker Drive   2000                 General Counsel (since 1998)
Chicago, IL 60606                          formerly, Assistant Vice President
                                           (since 1998) of Nuveen Investments,
                                           LLC; Vice President (since 2002) and
                                           Assistant Secretary (since 1998)
                                           formerly, Assistant Vice President of
                                           Nuveen Advisory Corp.; and
                                           Nuveen Institutional Advisory Corp.

Lorna C. Ferguson     Vice President       Vice President of Nuveen                   142
10/24/45              1998                 Investments, LLC; Vice President
333 W. Wacker Drive                        (since 1998) of Nuveen Advisory
Chicago, IL 60606                          Corp. and Nuveen Institutional
                                           Advisory Corp.

                                                                                     Number of
                                                                                    Portfolios
                      Positions and Offices                                           in Fund
                          with the Trust             Principal Occupations            Complex
   Name, Birthdate    and Year First Elected     Including Other Directorships      Overseen by
     and Address           or Appointed             During Past Five Years            Officer
   ---------------    ----------------------     -----------------------------      -----------

William M. Fitzgerald   Vice President       Managing Director (since 2002),            142
3/2/64                  1997                 formerly, Vice President of Nuveen
333 W. Wacker Drive                          Investments; Managing Director
Chicago, IL 60606                            (since 1997), of Nuveen Advisory
                                             Corp. and Nuveen Institutional
                                             Advisory Corp.; Managing Director
                                             of Nuveen Asset Management, Inc.
                                             (since 2001); Vice President of
                                             Nuveen Investments Advisers Inc.
                                             (since 2002); Chartered Financial
                                             Analyst.

Stephen D. Foy          Vice President and   Vice President (since 1993) and            142
5/31/54                   Controller         Funds Controller (since 1998) of
333 W. Wacker Drive     1997                 Nuveen Investments, LLC, Vice
Chicago, IL 60606                            President and Funds Controller
                                             (since 1998) of Nuveen Investments,
                                             Inc.; Certified Public Accountant.

J. Thomas Futrell       Vice President       Vice President of Nuveen Advisory          135
7/5/55                  1997                 Corp.; Chartered Financial Analyst.
333 W. Wacker Drive
Chicago, IL 60606

Richard A. Huber        Vice President       Vice President of Nuveen                   135
3/26/63                 1997                 Institutional Advisory Corp. (since
333 W. Wacker Drive                          1998) and Nuveen Advisory Corp.
Chicago, IL 60606                            (since 1997); prior thereto, Vice
                                             President and Portfolio Manager of
                                             Flagship Financial, Inc.

Steven J. Krupa         Vice President       Vice President of Nuveen Advisory          135
8/21/57                 1997                 Corp.
333 W. Wacker Drive
Chicago, IL 60606

David J. Lamb           Vice President       Vice President (since 2000) of             142
3/22/63                 2000                 Nuveen Investments, LLC,
333 W. Wacker Drive                          previously Assistant Vice President
Chicago, IL 60606                            (since 1999); prior thereto, Associate
                                             of Nuveen Investments; Certified
                                             Public Accountant.

                                                                                       Number of
                                                                                      Portfolios
                        Positions and Offices                                           in Fund
                            with the Trust             Principal Occupations            Complex
    Name, Birthdate     and Year First Elected     Including Other Directorships      Overseen by
      and Address            or Appointed             During Past Five Years            Officer
    ---------------     ----------------------     -----------------------------      -----------

Tina M. Lazar             Vice President       Vice President of Nuveen                   142
8/27/61                   2002                 Investments, LLC (since 1999); prior
333 West Wacker Drive                          thereto, Assistant Vice President
Chicago, IL. 60606                             (since 1993).

Larry W. Martin           Vice President and   Vice President, Assistant Secretary        142
7/27/51                     Assistant          and Assistant General Counsel of
333 W. Wacker Drive         Secretary          Nuveen Investments, LLC; Vice
Chicago, IL 60606         1997                 President and Assistant Secretary of
                                               Nuveen Advisory Corp. and Nuveen
                                               Institutional Advisory Corp.;
                                               Assistant Secretary of Nuveen
                                               Investments, Inc.; Assistant Secretary
                                               of Nuveen Asset Management, Inc.
                                               (since 1997); Vice President (since
                                               2000), Assistant Secretary and
                                               Assistant General Counsel (since
                                               1998) of Rittenhouse Asset
                                               Management, Inc.; Vice President
                                               and Assistant Secretary of Nuveen
                                               Investments Advisers Inc. (since
                                               2002); Assistant Secretary of NWQ
                                               Investment Management Company,
                                               LLC (since 2002).

Edward F. Neild, IV       Vice President       Managing Director (since 2002),            142
7/7/65                    1997                 formerly, Vice President of Nuveen
333 W. Wacker Drive                            Investments; Managing Director
Chicago, IL 60606                              (since 1997) of Nuveen Advisory
                                               Corp. and Nuveen Institutional
                                               Advisory Corp.; Managing Director
                                               of Nuveen Asset Management, Inc.
                                               (since 1999); Chartered Financial
                                               Analyst.

Thomas J. O'Shaughnessy   Vice President       Vice President (since January 2002),       135
9/4/60                    2002                 formerly, Assistant Vice President
333 W. Wacker Drive                            (1998), of Nuveen Advisory Corp.;
Chicago, IL 60606                              prior thereto, portfolio manager.

                                                                                Number of
                                                                               Portfolios
                    Positions and Offices                                        in Fund
                        with the Trust            Principal Occupations          Complex
  Name, Birthdate   and Year First Elected    Including Other Directorships    Overseen by
    and Address          or Appointed            During Past Five Years          Officer
  ---------------   ----------------------    -----------------------------    -----------

Thomas C. Spalding      Vice President     Vice President of Nuveen Advisory       135
7/31/51                 1997               Corp. and Nuveen Institutional
333 W. Wacker Drive                        Advisory Corp.; Chartered Financial
Chicago, IL 60606                          Analyst.





   The Board of Trustees has five standing committees: the executive committee, the audit committee, the governance committee, the dividend committee and the valuation committee.


   Peter R. Sawers and Timothy R. Schwertfeger, Chair, serve as members of the executive committee of the Board of Trustees of the Fund. The executive committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees.

   The audit committee monitors the accounting and reporting policies and practices of the Trust, the quality and integrity of the financial statements of the Trust, compliance by the Trust with legal and regulatory requirements and the independence and performance of the external and internal auditors. The members of the audit committee are William J. Schneider (Chair), Robert P. Bremner, Lawrence H. Brown, Anne E. Impellizzeri, Peter R. Sawers and Judith M. Stockdale.


   The governance committee is responsible for Board selection and tenure, selection and review of committees, and Board education and operations. In addition, the committee monitors performance of legal counsel and other service providers, periodically reviews and makes recommendations about any appropriate changes to director compensation, and has the resources and authority to discharge its responsibilities, including retaining special counsel and other experts or consultants at the expense of the Trust. In the event of a vacancy on the Board, the governance committee receives suggestions from various sources as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Vice President for Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The governance committee sets appropriate standards and requirements for nominations for new directors and reserves the right to interview all candidates and to make the final selection of any new directors. The members of the governance committee are Anne E. Impellizzeri, Chair, Robert P. Bremner, Lawrence H. Brown, Peter R. Sawers, William J. Schneider and Judith M. Stockdale.



   The dividend committee is authorized to declare distributions on the Trust's shares including, but not limited to regular and special dividends, capital gains and ordinary income distributions. The members of the dividend committee are Timothy R. Schwertfeger, Chair, and Lawrence H. Brown.



   The valuation committee oversees the Trust's Pricing Procedures including, but not limited to, the review and approval of fair value pricing determinations made by Nuveen's Valuation Group. Lawrence H. Brown and Judith
M. Stockdale are the current members of the valuation committee.



   The Trustees of the Trust are also directors or trustees, as the case may be, of 30 Nuveen open-end funds and 92 Nuveen closed-end funds advised by Nuveen Advisory Corp. Mr. Schwertfeger is a director or trustee, as the case may be, of 20 Nuveen open-end and closed-end funds advised by Nuveen Institutional Advisory Corp.

   The following table sets forth the dollar range of equity securities beneficially owned by each trustee as of December 31, 2002:



                                                Aggregate Dollar Range of
                                                Equity Securities in All
                                                  Registered Investment
                               Dollar Range of    Companies Overseen by
                              Equity Securities   Trustee in Family of
      Name of Trustee           in the Trust      Investment Companies
      ---------------         ----------------- -------------------------
      Robert P. Bremner......    $        0                        0
      Lawrence H. Brown......    $        0            over $100,000
      Anne E. Impellizzeri...    $        0          $10,001-$50,000
      Peter R. Sawers........    $        0            over $100,000
      William J. Schneider...    $        0            over $100,000
      Judith M. Stockdale....    $        0          $10,001-$50,000
      Timothy R. Schwertfeger    $        0            over $100,000


   No independent trustee who is not an interested person of the Trust owns beneficially or of record, any security of Nuveen Advisory, Nuveen or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Nuveen Advisory or Nuveen.

   The Trust does not have a retirement or pension plan. The officers and trustees affiliated with Nuveen serve without any compensation from the Trust. The Trust has a deferred compensation plan (the "Plan") that permits any independent trustee who is not an "interested person" of the Trust to elect to defer receipt of all or a portion of his or her compensation as an independent trustee. The deferred compensation of a participating trustee is credited to a book reserve account of the Trust when the compensation would otherwise have been paid to the trustee. The value of the trustee's deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen funds. At the time for commencing distributions from a trustee's deferral account, the independent trustee may elect to receive distributions in a lump sum or over a period of five years. The Trust will not be liable for any other fund's obligations to make distributions under the Plan.

   The following table sets forth compensation paid by the Trust to each of the independent trustees and the total compensation paid to each independent trustee during the fiscal year ended February 28, 2003.




                                              Amount of      Total
                                                Total     Compensation
                                Aggregate   Compensation   from Fund
                               Compensation that Has Been   and Fund
            Name of Trustee    From Trust*   Deferred**    Complex***
            ---------------    ------------ ------------- ------------
          Robert P. Bremner...    $4,420       $  216       $80,750
          Lawrence H. Brown...    $4,748       $   --       $85,250
          Anne E. Impellizzeri    $4,324       $1,525       $80,500
          Peter R. Sawers.....    $4,176       $1,405       $81,500
          William J. Schneider    $4,198       $1,412       $80,250
          Judith M. Stockdale.    $4,371       $  353       $80,500

--------

  *The compensation paid to the independent trustees for the fiscal year ended
   February 28, 2003 for services to the Trust.


 **Pursuant to a deferred compensation agreement with the Trust, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen Funds. The amounts provided are the total deferred fees (including the return from the assumed investment in the eligible Nuveen Funds) payable from the Trust.


***Based on the compensation paid (including any amounts deferred) paid to the trustees for the one year period ending February 28, 2003 for services to the open-end and closed-end funds advised by Nuveen Advisory.


   Each trustee who is not affiliated with Nuveen Advisory receives a $60,000 annual retainer for serving as a director or trustee of all funds for which Nuveen Advisory serves as investment adviser or manager and a $1,750 fee per day plus expenses for attendance at all meetings held on a day on which a regularly scheduled Board meeting is held, a $1,000 fee per day plus expenses for attendance in person or $500 fee per day plus expenses for attendance by telephone at a meeting held on a day which no regular Board meeting is held and a $500 fee per day plus expenses for attendance in person or $250 per day if by telephone at a meeting of any committee. The annual retainer, fees and expenses are allocated among the funds for which Nuveen Advisory serves as investment adviser or manager on the basis of relative net asset sizes. The Trust requires no employees other than its officers, all of whom are compensated by Nuveen Advisory or Nuveen.


   Nuveen Investments, Inc. maintains charitable contributions programs to encourage the active support and involvement of individuals in the civic activities of their community. These programs include a matching contributions program and a direct contributions program. The independent trustees of the funds managed by Nuveen Advisory are eligible to participate in the charitable contributions program of Nuveen Investments, Inc. Under the matching program, Nuveen Investments, Inc. will match the personal contributions of a trustee to
Section 501(c)(3) organizations up to an aggregate maximum amount of $10,000 during any calendar year. Under its direct (non-matching) program, Nuveen Investment, Inc. makes contributions to qualifying Section 501(c)(3) organizations, as approved by the Corporate Contributions Committee of Nuveen Investments, Inc. The independent trustees are also eligible to submit proposals to the committee requesting that contributions be made under this program to Section 501(c)(3) organizations identified by the trustee, in an aggregate amount not to exceed $5,000 during any calendar year. Any contribution made by Nuveen Investments,Inc. under the direct program is made solely at the discretion of the Corporate Contributions Committee.


   The officers and trustees of each Fund, in the aggregate, own less than 1% of the shares of the Trust.


   The following table sets forth the percentage ownership of each person, who, as of June 20, 2003, owns of record, or is known by Registrant to own of record or beneficially 5% or more of any class of a Fund's shares.



                                                                        Percentage
Name of Fund and Class                   Name and Address of Owner     of Ownership
----------------------                   -------------------------     ------------

Nuveen California Municipal Bond Fund                                     12.82%
  Class B Shares..................... MLPF&S for the Benefit of its
                                      Customers
                                      Attn: Fund Admin/97NB2
                                      4800 Deer Lake Dr. E. FL 3
                                      Jacksonville, FL 32246-6484

                                      UBS Financial Services Inc. FBO      5.38
                                      Florence V. Johnston TTEE
                                      UTD 02/21/82
                                      4539 Perham
                                      Corona Del Mar, CA 92625-3123

Nuveen California Municipal Bond Fund                                      5.25
  Class C Shares..................... Joseph Daou
                                      Marie Daou TRS
                                      Joseph & Marie Daou Family Trust
                                      U/A 03/11/96
                                      P.O. Box 676188
                                      Rancho Santa Fe, CA 92067-6188

                                      Citigroup Global Markets Inc.        5.61
                                      00154905690
                                      333 West 34th St.- 3rd Floor
                                      New York, NY 10001-2402

                                      MLPF&S for the Benefit of its       17.05
                                      Customers
                                      Attn: Fund Admin/97GY0
                                      4800 Deer Lake Dr. E. FL 3
                                      Jacksonville, FL 32246-6484

                                                                                  Percentage
Name of Fund and Class                            Name and Address of Owner      of Ownership
----------------------                            -------------------------      ------------

Nuveen California Insured Municipal Bond Fund                                        8.57%
  Class A Shares............................. UBS Financial Services Inc. FBO
                                              Mildred D. Galli
                                              TTEE of the Mildred D. Galli
                                              Revocable Trust DTD 12/21/00
                                              48 Linden Ave.
                                              Atherton, CA 94027-2149

Nuveen California Insured Municipal Bond Fund                                       19.87
  Class B Shares............................. MLPF&S for the Benefit of its
                                              Customers
                                              Attn: Fund Admin/97NB3
                                              4800 Deer Lake Dr. E. FL 3
                                              Jacksonville, FL 32246-6484

Nuveen California Insured Municipal Bond Fund                                       15.34
  Class C Shares............................. MLPF&S for the Benefit of its
                                              Customers
                                              Attn: Fund Admin/97GY1
                                              4800 Deer Lake Dr. E FL 3
                                              Jacksonville, FL 32246-6484

                                              Dean Witter for the Benefit of         5.63
                                              The Maniatakos Family Trust
                                              P.O. Box 250 Church Street Station
                                              New York, NY 10008-0250

Nuveen Connecticut Municipal Bond Fund                                              17.98
  Class A Shares............................. MLPF&S for the Sole Benefit of its
                                              Customers
                                              Attn: Fund Admin. Sec. 973F5
                                              4800 Deer Lake Dr. E. FL 3
                                              Jacksonville, FL 32246-6484

Nuveen Connecticut Municipal Bond Fund                                              20.87
  Class B Shares............................. MLPF&S for the Sole Benefit of its
                                              Customers
                                              Attn: Fund Admin. Sec. 97NC1
                                              4800 Deer Lake Dr. E. FL 3
                                              Jacksonville, FL 32246-6484

                                                                             Percentage
Name of Fund and Class                       Name and Address of Owner      of Ownership
----------------------                       -------------------------      ------------

Nuveen Connecticut Municipal Bond Fund                                         20.50%
  Class C Shares........................ MLPF&S for the Sole Benefit of its
                                         Customers
                                         Attn: Fund Admin. Sec. 97CM5
                                         4800 Deer Lake Dr. E. FL 3
                                         Jacksonville, FL 32246-6484

                                         NFSC FEBO C1Q-077658                   5.96
                                         Andrew A. Rooney
                                         524 West 57th Street
                                         New York, NY 10019

Nuveen Connecticut Municipal Bond Fund   Elizabeth L. McColgin                  5.92
  Class R Shares........................ Elizabeth L. McColgin Trust
                                         U/A 07/30/85
                                         101 Hat Shop Hill Rd.
                                         Bridgewater, CT 06752

                                         Edward D. Jones and Co. F/A/O         10.74
                                         Philip Thomas Bernard
                                         EDJ# 144-01636-1-4
                                         P.O. Box 2500
                                         Maryland Heights, MO 63043-8500

                                         LPL Financial Services                10.94
                                         A C 4099-8991
                                         9785 Towne Centre Drive
                                         San Diego, CA 92121-1968

                                         LPL Financial Services                 7.02
                                         A C 3444-6088
                                         9785 Towne Centre Drive
                                         San Diego, CA 92121-1968

Nuveen Massachusetts Municipal Bond Fund                                       23.37
  Class B Shares........................ MLPF&S for the Benefit of its
                                         Customers
                                         Attn: Fund Admin/97NB5
                                         4800 Deer Lake Dr. E. FL 3
                                         Jacksonville, FL 32246-6484

                                                                            Percentage
Name of Fund and Class                        Name and Address of Owner    of Ownership
----------------------                        -------------------------    ------------

Nuveen Massachusetts Municipal Bond Fund                                      14.72%
  Class C Shares........................... MLPF&S for the Benefit of its
                                            Customers
                                            Attn: Fund Admin/97GY9
                                            4800 Deer Lake Dr. E. FL 3
                                            Jacksonville, FL 32246-6484

Nuveen Massachusetts Insured Municipal Bond                                    5.49
  Fund Class B Shares...................... MLPF&S for the Benefit of its
                                            Customers
                                            Attn: Fund Admin/97NB6
                                            4800 Deer Lake Dr. E. FL 3
                                            Jacksonville, FL 32246-6484

                                            Deborah Gilman                     5.72
                                            Stuart Cohen TRS
                                            Deborah Gilman 1999 Rev. Trust
                                            U/A 03/11/99
                                            280 Newtonville Ave., Apt. 509
                                            Newton, MA 02460-2053

                                            Josephine H. Penna                 5.16
                                            Marilyn P. Kane
                                            Anita C. Morace
                                            JT Wros
                                            80 Howard St.
                                            Agawam, MA 01001-1132

Nuveen Massachusetts Insured Municipal Bond MLPF&S for the Benefit of its      8.30
  Fund Class C Shares...................... Customers
                                            Attn: Fund Admin/97GX5
                                            4800 Deer Lake Dr. E. FL 3
                                            Jacksonville, FL 32246-6484

Nuveen New Jersey Municipal Bond Fund                                         10.92
  Class A Shares........................... MLPF&S for the Benefit of its
                                            Customers
                                            Attn: Fund Admin/97E82
                                            4800 Deer Lake Dr. E. FL 3
                                            Jacksonville, FL 32246-6484

                                                                           Percentage
Name of Fund and Class                        Name and Address of Owner   of Ownership
----------------------                        -------------------------   ------------

Nuveen New Jersey Municipal Bond Fund                                        25.52%
  Class B Shares........................... MLPF&S for the Benefit of its
                                            Customers
                                            Attn: Fund Admin/97NH0
                                            4800 Deer Lake Dr. E. FL 3
                                            Jacksonville, FL 32246-6484

Nuveen New Jersey Municipal Bond Fund                                        27.39
  Class C Shares........................... MLPF&S for the Benefit of its
                                            Customers
                                            Attn: Fund Admin/97GX1
                                            4800 Deer Lake Dr. E. FL 3
                                            Jacksonville, FL 32246-6484

Nuveen New York Municipal Bond Fund                                          13.35
  Class A Shares........................... MLPF&S for the Benefit of its
                                            Customers
                                            Attn: Fund Admin/97E86
                                            4800 Deer Lake Dr. E. FL 3
                                            Jacksonville, FL 32246-6484

Nuveen New York Municipal Bond Fund                                          16.64
  Class B Shares........................... MLPF&S for the Benefit of its
                                            Customers
                                            Attn: Fund Admin/97NH1
                                            4800 Deer Lake Dr. E. FL 3
                                            Jacksonville, FL 32246-6484

Nuveen New York Municipal Bond Fund                                          30.23
  Class C Shares........................... MLPF&S for the Benefit of its
                                            Customers
                                            Attn: Fund Admin/97G00
                                            4800 Deer Lake Dr. E. FL 3
                                            Jacksonville, FL 32246-6484

Nuveen New York Insured Municipal Bond Fund                                   5.82
  Class A Shares........................... MLPF&S for the Benefit of its
                                            Customers
                                            Attn: Fund Admin/97E77
                                            4800 Deer Lake Dr. E. FL 3
                                            Jacksonville, FL 32246-6484

                                                                           Percentage
Name of Fund and Class                        Name and Address of Owner   of Ownership
----------------------                        -------------------------   ------------

Nuveen New York Insured Municipal Bond Fund                                  21.80%
  Class B Shares........................... MLPF&S for the Benefit of its
                                            Customers
                                            Attn: Fund Admin/97NB7
                                            4800 Deer Lake Dr. E. FL 3
                                            Jacksonville, FL 32246-6484

                                            NFSC FEBO 0TM-562610              5.85
                                            William M. Donofrio
                                            25 Homer St.
                                            Staten Island, NY 10301-3101

Nuveen New York Insured Municipal Bond Fund                                  30.94
  Class C Shares........................... MLPF&S for the Benefit of its
                                            Customers
                                            Attn: Fund Admin/97GX0
                                            4800 Deer Lake Dr. E. FL 3
                                            Jacksonville, FL 32246-6484

INVESTMENT ADVISER AND INVESTMENT
MANAGEMENT AGREEMENT

Generally

   Nuveen Advisory Corp. acts as investment adviser for and manages the investment and reinvestment of the assets of each of the Funds. Nuveen Advisory also administers the Trust's business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as trustees or officers of the Trust if elected to such positions. See "Fund Service Providers" in the Prospectus.

   Pursuant to an investment management agreement between Nuveen Advisory and the Trust, each of the Funds has agreed to pay an annual management fee at the rates set forth below:


                Average Daily Net Assets         Management Fee
                ------------------------         --------------
                For the first $125 million......     .5500%
                For the next $125 million.......     .5375%
                For the next $250 million.......     .5250%
                For the next $500 million.......     .5125%
                For the next $1 billion.........     .5000%
                For the next $3 billion.........     .4750%
                On assets of $5 billion and over     .4500%



   Nuveen Advisory has contractually agreed to waive all or a portion of its management fee or reimburse certain expenses of the Nuveen California, California Insured, Massachusetts, Massachusetts Insured, New York and New York Insured Municipal Bond Funds in order to prevent total operating expenses (including Nuveen Advisory's fee, but excluding interest, taxes, fees incurred in acquiring and disposing of portfolio securities, any asset-based distribution or service fees and, to the extent permitted, extraordinary expenses) in any fiscal year from exceeding .75% (.975% for insured Funds) of average daily net assets of any class of shares of those Funds.


   For the last three fiscal years, the Funds paid net management fees as follows:


                                          Management Fees Net of Expense   Fee Waivers and Expense
                                           Reimbursement Paid to Nuveen   Reimbursements from Nuveen
                                           Advisory for the Year Ended    Advisory for the Year Ended
                                         -------------------------------- -------------------------
                                          2/28/01    2/28/02    2/28/03   2/28/01    2/28/02  2/28/03
                                         ---------- ---------- ---------- --------   -------- -------
Nuveen California Municipal Bond Fund... $1,443,732 $1,428,768 $1,428,475 $     --   $     --   $--
Nuveen California Insured Municipal Bond
 Fund...................................  1,283,997  1,378,211  1,446,779       --         --    --
Nuveen Connecticut Municipal Bond Fund..  1,268,580  1,399,237  1,577,804       --         --    --
Nuveen Massachusetts Municipal Bond Fund    477,626    543,180    568,088   39,836         --    --
Nuveen Massachusetts Insured Municipal
 Bond Fund..............................    375,931    418,410    490,342       --         --    --
Nuveen New Jersey Municipal Bond Fund...    624,682    724,977    829,673       --         --    --
Nuveen New York Municipal Bond Fund.....    889,937    944,928  1,731,539  563,654    707,515    --
Nuveen New York Insured Municipal Bond
 Fund...................................  1,799,004  1,873,280  1,961,912       --         --    --

   In addition to the management fee of Nuveen Advisory, each Fund pays all other costs and expenses of its operations and a portion of the Trust's general administrative expenses allocated in proportion to the net assets of each Fund.


   Nuveen Advisory is a wholly owned subsidiary of Nuveen Investments, Inc., which owns Nuveen Investments, LLC ("Nuveen"), the Funds' principal underwriter. Nuveen is sponsor of the Nuveen Defined Portfolios, registered unit investment trusts, is the principal underwriter for the Nuveen Mutual Funds, and has served as co-managing underwriter for the shares of the Nuveen Exchange-Traded Funds. Founded in 1898, Nuveen brings over a century of expertise to the municipal bond market. Overall, Nuveen and its affiliates manage or oversee more than $81 billion in assets in a variety of products. Nuveen is a subsidiary of Nuveen Investments, Inc. which, in turn, is approximately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located in St. Paul, Minnesota and is principally engaged in providing property-liability insurance through subsidiaries. Effective January 1, 1997, Nuveen Investments, Inc. acquired Flagship Resources Inc.


   Nuveen Advisory's portfolio managers call upon the resources of Nuveen's Research Department. The Nuveen Research Department reviews more than $100 billion in municipal bonds every year.

   The Funds, the other Nuveen funds, Nuveen Advisory, and other related entities have adopted a code of ethics which essentially prohibits all Nuveen fund management personnel, including Nuveen fund portfolio managers, from engaging in personal investments which compete or interfere with, or attempt to take advantage of, a Fund's anticipated or actual portfolio transactions, and is designed to assure that the interests of Fund shareholders are placed before the interests of Nuveen personnel in connection with personal investment transactions.

Investment Adviser and Investment Management Agreement

Approval of Investment Management Agreement


   In May 2003, the independent trustees of the Funds met with members of Nuveen Advisory management to consider the possible renewal of the investment management agreement between each Fund and Nuveen Advisory. The trustees reviewed the factors set out in judicial decisions and SEC directives relating to renewal of investment management agreements, which include but are not limited to the following: (a) the nature and quality of the adviser's services;
(b) the adviser's cost in providing its services; (c) the extent to which the adviser realizes economies of scale as the fund grows larger; and (d) the independent trustees' role in approving the investment management agreement.


   In evaluating the nature and quality of the Nuveen Advisory's services, the trustees reviewed narrative and statistical information concerning the types of services Nuveen Advisory provided, the Funds' investment performance in relation to each Fund's stated objectives, each Fund's past performance, and the performance of comparable, unaffiliated funds. This information was provided well in advance of the meeting with Nuveen Advisory management, and the independent trustees thereafter met with their legal counsel to consider this information. In particular, the trustees reviewed the following, among other things: a description of the investment advisory and other services provided to the Funds by Nuveen Advisory or its affiliates; information describing the Nuveen organization and each department's responsibilities; and recent financial statements of Nuveen Advisory. The trustees also reviewed information regarding shareholder services provided by others but coordinated and reviewed by Nuveen Advisory. Further, the trustees reviewed information setting forth the investment performance of the Funds during the last year and over their recent history, and standardized industry performance data with respect to investment companies comparable in size and investment objective, and performance measured against recognized indices. This information expands upon information the trustees receive throughout the year on fund performance, expense ratios, portfolio composition, and sales activity.

   The trustees considered Nuveen Advisory's cost of providing services to determine whether its compensation is fair and reasonable and reviewed Nuveen Advisory's expense allocation methodology. The trustees considered the ratio of Nuveen Advisory's fees to its costs and the amount of its profit in relation to the nature and quality of services rendered. In evaluating the reasonableness of Nuveen Advisory's compensation, the trustees considered the following information, among other things: (a) statements of Nuveen Advisory's revenues, costs, and profits from furnishing all services to the Funds over the past year; (b) the nature and amount of any indirect benefits Nuveen Advisory and its affiliates received that are directly attributable to its management of the Funds, if any; (c) schedules of available industry data about fees charged and services provided to other comparable investment companies by their advisers; and (d) data with respect to the expense ratios of the Funds and comparable investment companies.

   The trustees also compared Nuveen Advisory's fee/expense ratio and profitability margin to those of advisers to funds with similar investment objectives and performance records, to the extent possible and in light of all of the surrounding facts and circumstances, including but not limited to each Fund's performance. The trustees also considered the payments Nuveen Advisory or its affiliates receive under Rule 12b-1 plans in determining the appropriateness of the Funds' management fees. The trustees reviewed economies of scale, including the breakpoints in the Funds' management fees (and the breakpoints of comparable competitor funds).

   The trustees did not identify any single factor discussed above as all-important or controlling. The trustees concluded that the terms of the investment management agreement were fair and reasonable, that Nuveen Advisory's fees are reasonable in light of the services provided to the Fund, and that the investment management agreement should be continued for another year.

PORTFOLIO TRANSACTIONS

   Nuveen Advisory is responsible for decisions to buy and sell securities for the Funds and for the placement of the Funds' securities business, the negotiation of the prices to be paid for principal trades and the allocation of its transactions among various dealer firms. Portfolio securities will normally be purchased directly from an underwriter or in the over-in-the-counter market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained through other means. Portfolio securities will not be purchased from Nuveen or its affiliates except in compliance with the 1940 Act.

   The Funds expect that substantially all portfolio transactions will be affected on a principal (as opposed to an agency) basis and, accordingly, do not expect to pay significant amounts of brokerage commissions. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price. It is the policy of Nuveen Advisory to seek the best execution under the circumstances of each trade. Nuveen Advisory evaluates price as the primary consideration, with the financial condition, reputation and responsiveness of the dealer considered secondarily in determining best execution. Given the best execution obtainable, it will be Nuveen Advisory practice to select dealers which, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to Nuveen Advisory. It is not possible to place a dollar value on information and statistical and other services received from received from dealers. Since it is only supplementary to Nuveen Advisory own research efforts, the receipt of research information is not expected to significantly reduce Nuveen Advisory expenses. While Nuveen Advisory will be primarily responsible for the placement of the business of the Funds, the policies and practices of Nuveen Advisory in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Trustees.

   Nuveen Advisory may manage other investment accounts and investment companies for other clients which have investment objectives similar to the Funds. Subject to applicable laws and regulations, Nuveen Advisory seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Funds and another advisory account. In making such allocations the main factors to be considered will be the respective investment objectives, the relative size of the portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held. While this procedure could have a detrimental effect on the price or amount of the securities available to the Funds from time to time, it is the opinion of the Board of Trustees that the benefits available from Nuveen Advisory organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions.

   Under the 1940 Act, the Funds may not purchase portfolio securities from any underwriting syndicate of which Nuveen is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the terms of an issue of Municipal Obligations purchased by a Fund, the amount of Municipal Obligations that may be purchased in any one issue and the assets of a Fund that may be invested in a particular issue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Trustees, including a majority of the trustees who are not interested persons of the Trust.

NET ASSET VALUE


   As stated in the Prospectus, the net asset value of the shares of the Funds will be determined separately for each class of those Funds' shares by State Street Bank & Trust Company, the Funds' custodian, as of the close of trading (normally 4:00 p.m. Eastern Time) on each day on which the New York Stock Exchange (the "Exchange") is normally open for trading. The Exchange is not open for trading on New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of a class of shares of a Fund will be computed by dividing the market value of the Fund's assets attributable to the class, less the liabilities attributable to the class, by the number of shares of the class outstanding.


   In determining net asset value for the Funds, each Fund's custodian utilizes the valuations of portfolio securities furnished by a pricing service approved by the trustees. Securities for which quotations are not readily available (which constitute a majority of the securities held by the Funds) are valued at fair value as determined by the pricing service using methods which include consideration of the following: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Board of Trustees.

TAX MATTERS

Federal Income Tax Matters

   The following discussion of federal income tax matters is based upon the advice of Morgan, Lewis & Bockius LLP, counsel to the Trust. The following is a general and abbreviated summary of the provisions of the Internal Revenue Code of 1986, as amended, (the "Code"), and Treasury Regulations presently in effect as they directly govern the taxation of each Fund and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders and the discussion here and in the prospectuses is not intended as a substitute for careful tax planning. The Code and Treasury Regulations are subject to change by legislative, judicial or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult their own tax advisors for more detailed information concerning the federal, state and local taxation of the Funds.

   Each Fund intends to qualify under Subchapter M of the Code for tax treatment as a regulated investment company. In order to qualify as a regulated investment company, a Fund must satisfy certain requirements relating to the source of its income, diversification of its assets, and distributions of its income to shareholders. If a Fund meets all of the requirements to be treated as a regulated investment company, it will not be subject to federal income tax on any of its net investment income or capital gains that it distributes to shareholders. If for a tax year a Fund retains any investment company gain, it will pay tax on the gain at regular corporate rates. First, a Fund must derive at least 90% of its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, foreign currencies or other income (including but not limited to gains from options and futures) derived with respect to its business of investing in such stock or securities (the "90% gross income test"). Second, a Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets is comprised of cash, cash items, United States Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of a Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of the total assets is invested in the securities of any one issuer (other than United States Government securities and securities of other regulated investment companies) or two or more issuers controlled by a Fund and engaged in the same, similar or related trades or businesses.

   In addition to the above requirements, in order to qualify as a regulated investment company for a tax year, a Fund must distribute at least 90% of the sum of (i) its "investment company taxable income" (which includes dividends, taxable interest, taxable original issue discount and market discount income, income from securities lending, net short-term capital gain in excess of long-term capital loss, and any other taxable income other than "net capital gain" (as defined below) and is reduced by deductible expenses) and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest income over certain disallowed deductions). Each Fund intends to distribute at least annually to its shareholders all or substantially all of its net tax-exempt interest, any investment company taxable income, and net capital gain, if any. A Fund, however, may retain its net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss). If for a tax year a Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, the Fund may elect to designate the retained amount as undistributed capital gains. If a Fund makes this election, it will notify its shareholders who will be required to include in income for federal income tax purposes, their shares of such undistributed amount, and will be entitled to credit their proportionate shares of the tax paid by such Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. In such case, for federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of the includible gain and the tax deemed paid by the shareholder in respect to such shares.

   Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, i.e., the excess of net long-term capital gain over net short-term capital loss for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if they had been incurred in the succeeding year.

   Each Fund also intends to satisfy conditions (including requirements as to the proportion of its assets invested in Municipal Obligations) that will enable it to designate distributions from the interest income generated by investments in Municipal Obligations as exempt-interest dividends. Shareholders receiving exempt-interest dividends will not be subject to regular federal income tax on the amount of such dividends, but may (as discussed below) become subject to the federal alternative minimum tax. Insurance proceeds received by a Fund under any insurance policies in respect of scheduled interest payments on defaulted Municipal Obligations will generally be excludable from federal gross income under Section 103(a) of the Code. In the case of non-appropriation by a political subdivision, however, there can be no assurance that payments made by the insurer representing interest on "non-appropriation" lease obligations will be excludable from gross income for federal income tax purposes.

   Distributions by a Fund of net interest received from certain taxable temporary investments (such as certificates of deposit, commercial paper and obligations of the U.S. Government, its agencies and instrumentalities) and net short-term capital gains realized by a Fund, if any, will be taxable to shareholders as ordinary income whether received in cash or additional shares. If a Fund purchases a Municipal Obligation at a market discount, any gain realized by the Fund upon sale or redemption of the Municipal Obligation will be treated as taxable interest income to the extent such gain does not exceed the market discount, and any gain realized in excess of the market discount will be treated as capital gains. Any net long-term capital gains realized by a Fund and distributed to shareholders, whether in cash or additional shares, will be taxable to shareholders as long-term capital gains regardless of the length of time investors have owned shares of a Fund. Distributions by a Fund that do not constitute ordinary income dividends, exempt-interest dividends, or capital gain dividends will be treated as a return of capital to the extent of the shareholder's tax basis in his or her shares. Any excess will be treated as gain from the sale or exchange of shares, as discussed below.

   If a Fund has both tax-exempt and taxable income, it will use the "average annual" method for determining the designated percentage that is taxable income and designate the use of such method within 60 days after the end of the Fund's taxable year. Under this method, one designated percentage is applied uniformly to all distributions made during the Fund's taxable year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the Fund's income that was tax-exempt during the period covered by the distribution.

   If a Fund engages in hedging transactions involving financial futures and options, these transactions will be subject to special tax rules, the effect of which may be to accelerate income to a Fund, defer a Fund's losses, cause adjustments in the holding periods of a Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

   Because the taxable portion of a Fund's investment income consists primarily of interest, none of its dividends, whether or not treated as exempt-interest dividends, is expected to qualify under the Code for the dividends received deductions for corporations.

   Prior to purchasing shares in a Fund, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution, and the purchasing shareholder will be taxed on the entire amount of dividend or distribution received even though some or all of the amount distributed may be a return of capital.

   Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by a Fund (and received by the shareholders) on December 31.

   The redemption or exchange of the shares of a Fund normally will result in capital gain or loss to the shareholders. Generally, if a shareholder holds the shares as a capital asset, any gain or loss will be long-term gain or loss if the shares have been held for more than one year. Capital gains of corporate shareholders are subject to regular corporate tax rates. For non-corporate taxpayers gain on the sale of shares held for more than 12 months will generally be taxed at rates applicable to long-term capital gains, while gain on the sale of shares held for less than one year and other ordinary income will generally be taxed at ordinary income rates.

   All or a portion of a sales charge paid in purchasing shares of a Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of a Fund or another fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Any disregarded portion of such charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Moreover, losses recognized by a shareholder on the redemption or exchange of shares of a Fund held for six months or less are disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares and, if not disallowed, such losses are treated as long-term capital losses to the extent of any distributions of long-term capital gains made with respect to such shares. In addition, no loss will be allowed on the redemption or exchange of shares of a Fund if the shareholder purchases other shares of such Fund (whether through reinvestment of distributions or otherwise) or the shareholder acquires or enters into a contract or option to acquire securities that are substantially identical to shares of a Fund within a period of 61 days beginning 30 days before and ending 30 days after such redemption or exchange. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

   It may not be advantageous from a tax perspective for shareholders to redeem or exchange shares after tax-exempt income has accrued but before the record date for the exempt-interest dividend representing the distribution of such income. Because such accrued tax-exempt income is included in the net asset value per share (which equals the redemption or exchange value), such a redemption could result in treatment of the portion of the sales or redemption proceeds equal to the accrued tax-exempt interest as taxable gain (to the extent the redemption or exchange price exceeds the shareholder's tax basis in the shares disposed of) rather than tax-exempt interest.

   In order to avoid a 4% federal excise tax, a Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its realized capital gains over its realized capital losses (generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and the excess of realized capital gains over realized capital losses for the prior year that was not distributed during such year and on which such Fund paid no federal income tax. For purposes of the excise tax, a regulated investment company may reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year. The Funds intend to make timely distributions in compliance with these requirements and consequently it is anticipated that they generally will not be required to pay the excise tax, but can make no assurances that distributions will be sufficient to eliminate all such tax.


   If in any year a Fund should fail to qualify under Subchapter M of the Code for tax treatment as a regulated investment company, the Fund would incur a regular corporate federal income tax upon its income for that year (other than interest income from Municipal Obligations), and distributions to its shareholders would be taxable to shareholders as qualified dividend income for federal income tax purposes to the extent of the Fund's current and accumulated earnings and profits. The Board of Trustees reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.


   Because the Funds may invest in private activity bonds (within the meaning of Section 141 of the Code), the interest on which is not federally tax-exempt to persons who are "substantial users" of the facilities financed by such bonds or "related persons" of such "substantial users," the Funds may not be an appropriate investment for shareholders who are considered either a "substantial user" or a "related person" within the meaning of the Code. For additional information, investors should consult their tax advisers before investing in a Fund.

   Federal tax law imposes an alternative minimum tax with respect to both corporations and individuals. Interest on certain Municipal Obligations which meet the definition of private activity bond under the Code, is included as an item of tax preference in determining the amount of a taxpayer's alternative minimum taxable income. To the extent that a Fund receives income from private activity bonds, a portion of the dividends paid by it, although otherwise exempt from federal income tax, will be taxable to those shareholders subject to the alternative minimum tax regime. The Funds will annually supply shareholders with a report indicating the percentage of Fund income attributable to Municipal Obligations required to be included in calculating the federal alternative minimum tax.

   In addition, the alternative minimum taxable income for corporations is increased by 75% of the difference between an alternative measure of income ("adjusted current earnings") and the amount otherwise determined to be the alternative minimum taxable income. Interest on all Municipal Obligations, and therefore all distributions by the Funds that would otherwise be tax-exempt, is included in calculating a corporation's adjusted current earnings.

   Tax-exempt income, including exempt-interest dividends paid by a Fund, are taken into account in determining whether a portion of a Fund shareholder's social security or railroad retirement benefits will be subject to federal income tax.

   The Code provides that interest on indebtedness incurred or continued to purchase or carry shares of any Fund that distributes exempt-interest dividends may be disallowed as a deduction in whole or in part (depending upon the amount of exempt-interest dividends distributed in comparison to other taxable distributions). Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares of a Fund may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.


   The Funds are required in certain circumstances to withhold 28% of taxable dividends and certain other payments paid to non-corporate holders of shares:
(1) who have not furnished the Funds with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, and who have not certified that they are U.S. citizens or U.S. resident aliens, or (2) who are otherwise subject to backup withholding under the Code.


State Tax Matters

   The discussion of state and local tax treatment is based on the assumptions that the Funds will qualify under Subchapter M of the Code as regulated investment companies, that they will satisfy the conditions which will cause distributions to qualify as exempt-interest dividends to shareholders when distributed as intended, and that each Fund will distribute all interest and dividends it receives to its shareholders. Unless otherwise noted, shareholders in each Fund will not be subject to state and local income taxation on distributions that are attributable to interest earned on the municipal obligations issued by that state or its subdivisions, or on obligations of the United States. Shareholders generally will be required to include distributions of ordinary income that is not attributable to exempt-interest, as well as capital gain distributions in their income for state and local tax purposes. In some taxing jurisdictions, interest on indebtedness incurred or continued to purchase or carry Fund shares is not deductible. The tax discussion summarizes general state and local tax laws which are currently in effect and are subject to change by legislative, judicial or administrative action; any such changes may be retroactive with respect to the applicable Fund's transactions. Investors should consult a tax advisor for more detailed information about state and local taxes to which they may be subject.

California

   The following is a general, abbreviated summary of certain provisions of the applicable California tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the California Funds. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative, administrative or judicial action, and any such change may be retroactive with respect to transactions of the California Funds.

   The following is based on the assumptions that the California Funds will qualify under Subchapter M of the Code as regulated investment companies, that they will satisfy the conditions which will cause distributions of the California Funds to qualify as exempt-interest dividends to shareholders, and that they will distribute all interest and dividends they receive to the California Funds' shareholders.

   The California Funds will be subject to the California corporate franchise and corporation income tax only if they have a sufficient nexus with California. If they are subject to the California franchise or corporation income tax, the California Funds do not expect to pay a material amount of such tax.

   Distributions by the California Funds that are attributable to interest on any obligation of California and its political subdivisions or to interest on obligations of the United States, its territories, possessions or instrumentalities that are exempt from state taxation under federal law will not be subject to the California personal income tax. For purposes of determining interest earned on United States Obligations, distributions attributable to interest on Fannie Mae securities, Government National Mortgage Association securities, and repurchase agreements are not treated as United States Obligations and therefore will be subject to California personal income tax. All other distributions, including distributions attributable to capital gains, will also be subject to the California personal income tax.

   All distributions of California Funds to corporate shareholders, regardless of source, will be subject to the California corporate franchise tax.

   Gain on the sale, exchange, or other disposition of shares of the California Funds will be subject to the California personal income and corporate franchise taxes.

   Shares of the California Funds may be subject to the California estate tax if held by a California decedent at the time of death.

   Shareholders are advised to consult with their own tax advisors for more detailed information concerning California tax matters.

Connecticut

   The following is a general, abbreviated summary of certain provisions of the applicable Connecticut tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Connecticut Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Connecticut Fund transactions.

   The following is based on the assumptions that the Connecticut Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause Connecticut Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Connecticut Fund's shareholders.

   The Connecticut Fund will be subject to the Connecticut corporation business tax only if it has a sufficient nexus with Connecticut. If it is subject to that tax, it does not expect to pay a material amount of such tax.

   Distributions from the Connecticut Fund that are attributable to interest or gain on any obligation of Connecticut and its political subdivisions ("Connecticut Obligations") or to interest on obligations of the United States or its instrumentalities, U.S. territories and possessions that are exempt from state taxation under federal law, will not be subject to the Connecticut personal income tax. All other distributions, including distributions attributable to interest on obligations of the United States or instrumentalities and that are not exempt from state taxation under federal law distributions attributable to capital gain (other than capital gain on Connecticut Obligations), will be subject to the Connecticut personal income tax.

   All distributions from the Connecticut Fund, regardless of source, will be subject to the Connecticut corporation business tax, but corporate shareholders may be permitted a dividends received deduction for the portion of Connecticut Fund distributions received that are not exempt-interest dividends or capital gain dividends.

   Gain on the sale, exchange, or other disposition of shares of the Connecticut Fund will be subject to the Connecticut personal income tax and the Connecticut corporation business tax.

   Shares of the Connecticut Fund may be subject to the Connecticut succession and transfer tax and the Connecticut estate tax if owned by, or subject to a general power of appointment by, a Connecticut decedent at the time of death.

   Shareholders are advised to consult with their own tax advisors for more detailed information concerning Connecticut and local tax matters.

Massachusetts

   The following is a general, abbreviated summary of certain provisions of the applicable Massachusetts tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Massachusetts Funds. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to the Massachusetts Funds' transactions.

   The following is based on the assumptions that the Massachusetts Funds will qualify under Subchapter M of the Code as regulated investment companies, that they will satisfy the conditions which will cause distributions of the Massachusetts Funds to qualify as exempt-interest dividends to shareholders, and that they will distribute all interest and dividends they receive to the Massachusetts Funds' shareholders.

   The Massachusetts Funds are not subject to the Massachusetts corporate excise tax, the Massachusetts franchise tax, or the Massachusetts income tax.

   Distributions by the Massachusetts Funds that qualify, for federal income tax purposes, either as exempt-interest dividends or as capital gain dividends, and that are attributable to interest or gain from the sale or exchange of certain obligations of Massachusetts and its political subdivisions, agencies and instrumentalities will not be subject to the Massachusetts personal income tax. In addition, distributions by the Massachusetts Funds that are attributable to interest on obligations of the United States exempt from state income taxation under federal law will not be subject to the Massachusetts personal income tax. All other distributions will be subject to the Massachusetts personal income tax.

   Distributions by the Massachusetts Funds, regardless of source, are subject to the Massachusetts corporate excise tax.

   Gain on the sale, exchange, or other disposition of shares of the Massachusetts Funds will generally be subject to the Massachusetts personal income and corporate excise tax.

   Shares of the Massachusetts Funds may be subject to the Massachusetts estate tax if owned by a Massachusetts decedent at the time of death.

   Shareholders are advised to consult with their own tax advisors for more detailed information concerning Massachusetts state and local tax matters.

New Jersey

   The following is a general, abbreviated summary of certain provisions of the applicable New Jersey tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the New Jersey Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to transactions of the New Jersey Fund.

   The following is based on the assumptions that the New Jersey Fund will qualify under Subchapter M of the Code as a regulated investment company and under New Jersey law as a qualified investment fund, that it will satisfy the conditions which will cause the New Jersey Fund's distributions to qualify as exempt-interest dividends to shareholders, and that they will distribute all interest and dividends they receive to the New Jersey Fund's shareholders.

   The New Jersey Fund will be subject to the New Jersey corporation business tax or the New Jersey corporation income tax only if it has a sufficient nexus with New Jersey. If it is subject to either tax, the New Jersey Fund does not expect to pay a material amount of either tax.

   Distributions by the New Jersey Fund that are attributable to interest or gains on any obligation of New Jersey or its political subdivisions or to interest or gains on obligations of the United States, its territories, possessions, or instrumentalities that are exempt from state taxation under federal law will not be subject to the New Jersey gross income tax. All other distributions will be subject to the New Jersey gross income tax.

   All distributions from the New Jersey Fund, regardless of source, will increase the taxable base of shareholders subject to the New Jersey corporation business tax or the New Jersey corporation income tax.

   Gain on the sale, exchange, or other disposition of shares of the New Jersey Fund will not be subject to the New Jersey gross income tax. Conversely, losses from such transactions may not be used to offset New Jersey taxable gains. Gains from such transactions will be subject to the New Jersey corporation income tax.

   Shares of the New Jersey Funds may be subject to the New Jersey inheritance tax or the New Jersey estate tax if owned by a New Jersey decedent at the time of death.

   Shareholders are advised to consult with their own tax advisors for more detailed information concerning New Jersey state and local tax matters.

New York

   The following is a general, abbreviated summary of certain provisions of the applicable New York tax law as presently in effect as it directly governs the taxation of resident individual, corporate, and unincorporated business shareholders of the New York Funds. This summary does not address the taxation of other shareholders nor does it discuss any other state or any local taxes, other than New York City taxes, that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to New York Fund transactions.

   The New York Funds will be subject to the New York State corporate franchise tax and the New York City general corporation tax only if they have a sufficient nexus with New York State or New York City. If they are subject to such taxes, they do not expect to pay a material amount of either tax.

   Individual shareholders of the New York Funds who are subject to New York State and/or New York City personal income taxation will not be required to include in their New York adjusted gross income that portion of their exempt-interest dividends (as determined for federal income tax purposes) which the New York Funds clearly identify as directly attributable to interest earned on Municipal Obligations issued by governmental authorities in New York ("New York Municipal Obligations") and which are specifically exempted from personal income taxation in New York State or New York City, or interest earned on obligations of U.S. territories or possessions that is exempt from taxation by the states pursuant to federal law. Distributions to individual shareholders of dividends derived from interest that does not qualify as exempt-interest dividends (as determined for federal income tax purposes), distributions of exempt-interest dividends (as determined for federal income tax purposes) which are derived from interest on Municipal Obligations issued by governmental authorities in states other than New York State, and distributions derived from interest earned on federal obligations will be included in their New York adjusted gross income as ordinary income. Distributions to individual shareholders of the New York Funds of capital gain dividends (as determined for federal income tax purposes) will be included in their New York adjusted gross income as long-term capital gains. Distributions to individual shareholders of the New York Funds of dividends derived from any net income received from taxable temporary investments and any net short-term capital gains realized by the New York Funds will be included in their New York adjusted gross income and taxed at the same rate as ordinary income.

   All distributions from the New York Funds, regardless of source, will increase the taxable base of corporate shareholders subject to the New York State franchise tax and/or the New York City general corporation tax.

   Gain from the sale, exchange, or other disposition of shares of the New York Funds will be subject to the New York State personal income and franchise taxes and the New York City personal income, unincorporated business, and general corporation taxes.

   Shares of the New York Funds may be subject to the New York State estate tax if owned by a New York decedent at the time of death.

   Shareholders are advised to consult with their own tax advisors for more detailed information concerning New York and local tax matters.

PERFORMANCE INFORMATION

   The historical investment performance of the Funds may be shown in the form of "yield," "taxable equivalent yield," "average annual total return," "cumulative total return" and "taxable equivalent total return" figures, each of which will be calculated separately for each class of shares.

   In accordance with a standardized method prescribed by rules of the Securities and Exchange Commission ("SEC"), yield is computed by dividing the net investment income per share earned during the specified one month or 30-day period by the maximum offering price per share on the last day of the period, according to the following formula:

                      Yield=2[ (   a - b +1  )   /6/  -1]
                                   ------
                                    cd

   In the above formula, a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period. In the case of Class A shares, the maximum offering price includes the current maximum front-end sales charge of 4.20%.

   In computing yield, the Funds follow certain standardized accounting practices specified by SEC rules. These practices are not necessarily consistent with those that the Funds use to prepare their annual and interim financial statements in conformity with generally accepted accounting principles. Thus, yield may not equal the income paid to shareholders or the income reported in a Fund's financial statements.

   Taxable equivalent yield is computed by dividing that portion of the yield which is tax-exempt by the remainder of (1 minus the stated combined federal and state income tax rate, taking into account the deductibility of state taxes for federal income tax purposes) and adding the product to that portion, if any, of the yield that is not tax exempt.

   The taxable equivalent yields quoted below are based upon (1) the stated combined federal and state income tax rates and (2) the yields for the 30-day period quoted in the left-hand column.


                                          As of February 28, 2003
                                 -----------------------------------------
                                        Combined Federal       Taxable
                                 Yield and State Tax Rate* Equivalent Yield
                                 ----- ------------------- ----------------

     Nuveen California Municipal
       Bond Fund:
        Class A Shares.......... 3.61%        41.0%              6.12%
        Class B Shares.......... 3.18%        41.0%              5.39%
        Class C Shares.......... 3.37%        41.0%              5.71%
        Class R Shares.......... 4.13%        41.0%              7.00%

                                           As of February 28, 2003
                                  -----------------------------------------
                                         Combined Federal       Taxable
                                  Yield and State Tax Rate* Equivalent Yield
                                  ----- ------------------- ----------------
   Nuveen California Insured
     Municipal Bond Fund:
      Class A Shares............. 3.15%        41.0%              5.34%
      Class B Shares............. 2.69%        41.0%              4.56%
      Class C Shares............. 2.89%        41.0%              4.90%
      Class R Shares............. 3.64%        41.0%              6.17%

   Nuveen Connecticut Municipal
     Bond Fund:
      Class A Shares............. 3.36%        38.5%              5.46%
      Class B Shares............. 2.93%        38.5%              4.76%
      Class C Shares............. 3.12%        38.5%              5.07%
      Class R Shares............. 3.87%        38.5%              6.29%

   Nuveen Massachusetts Municipal
     Bond Fund:
      Class A Shares............. 3.28%        38.5%              5.33%
      Class B Shares............. 2.82%        38.5%              4.59%
      Class C Shares............. 3.02%        38.5%              4.91%
      Class R Shares............. 3.77%        38.5%              6.13%

   Nuveen Massachusetts Insured
     Municipal Bond Fund:
      Class A Shares............. 3.06%        38.5%              4.98%
      Class B Shares............. 2.59%        38.5%              4.21%
      Class C Shares............. 2.79%        38.5%              4.54%
      Class R Shares............. 3.53%        38.5%              5.74%

   Nuveen New Jersey Municipal
     Bond Fund:
      Class A Shares............. 3.13%        39.0%              5.13%
      Class B Shares............. 2.68%        39.0%              4.39%
      Class C Shares............. 2.87%        39.0%              4.70%
      Class R Shares............. 3.62%        39.0%              5.93%

   Nuveen New York Municipal
     Bond Fund**:
      Class A Shares............. 3.61%        43.0%              6.33%
      Class B Shares............. 3.19%        43.0%              5.60%
      Class C Shares............. 3.39%        43.0%              5.95%
      Class R Shares............. 4.13%        43.0%              7.25%

   Nuveen New York Insured
     Municipal Bond Fund**:
      Class A Shares............. 2.91%        43.0%              5.11%
      Class B Shares............. 2.44%        43.0%              4.28%
      Class C Shares............. 2.63%        43.0%              4.61%
      Class R Shares............. 3.37%        43.0%              5.91%

--------
  *The combined tax rates used in these tables represent the highest or one of the highest combined tax rates applicable to state taxpayers, rounded to the nearest .5%; these rates do not reflect the current federal tax limitations on itemized deductions and personal exemptions, which may raise the effective tax rate and taxable equivalent yield for taxpayers above certain income levels.

 **Reflects a combined federal, state and New York City tax rate.

   For additional information concerning taxable equivalent yields, see the Taxable Equivalent Yields tables in the Prospectus.

   The Funds may from time to time in their advertising and sales materials report a quotation of their current distribution rate. The distribution rate represents a measure of dividends distributed for a specified period. Distribution rate is computed by taking the most recent monthly tax-free income dividend per share, multiplying it by 12 to annualize it, and dividing by the appropriate price per share (e.g., net asset value for purchases to be made without a load such as reinvestments from Nuveen Defined Portfolios, or the maximum public offering price). The distribution rate differs from yield and total return and therefore is not intended to be a complete measure of performance. Distribution rate may sometimes differ from yield because a Fund may be paying out more than it is earning and because it may not include the effect of amortization of bond premiums to the extent such premiums arise after the bonds were purchased.

   The distribution rates as of the period quoted, based on the maximum public offering price then in effect for the Funds, and assuming the imposition of the maximum sales charge for Class A Shares of 4.20% were as follows:


                                                    February 28, 2003
                                             ------------------------------
                                                   Distribution Rates
                                             ------------------------------
                                             Class A Class B Class C Class R
                                             ------- ------- ------- -------
    Nuveen California Municipal Bond Fund...  4.58%   4.02%   4.26%   5.00%
    Nuveen California Insured Municipal
      Bond Fund.............................  4.16%   3.58%   3.77%   4.51%
    Nuveen Connecticut Municipal Bond Fund..  4.49%   3.92%   4.14%   4.84%
    Nuveen Massachusetts Municipal Bond Fund  4.32%   3.78%   3.99%   4.70%
    Nuveen Massachusetts Insured Municipal
      Bond Fund.............................  4.09%   3.53%   3.70%   4.43%
    Nuveen New Jersey Municipal Bond Fund...  4.05%   3.51%   3.68%   4.39%
    Nuveen New York Municipal Bond Fund.....  4.75%   4.23%   4.45%   5.16%
    Nuveen New York Insured Municipal
      Bond Fund.............................  4.16%   3.57%   3.79%   4.50%


   Average annual total return quotation is computed in accordance with a standardized method prescribed by SEC rules. The average annual total return for a specific period is found by taking a hypothetical, $1,000 investment ("initial investment") in Fund shares on the first day of the period, reducing the amount to reflect the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains distributions have been reinvested in Fund shares at net asset value on the reinvestment dates during the period.

   Total returns for the oldest class of each fund reflect actual performance for all periods. For other classes, total returns reflect actual performance for periods since class inception, and the oldest class's performance for periods prior to inception, adjusted for the differences in sales charges and fees between the classes.

   The inception dates for each class of the Funds' shares are as follows:


                                                         Inception Dates
                                                        -----------------
      Nuveen New Jersey Municipal Bond Fund:
         Class A Shares................................ September 6, 1994
         Class B Shares................................  February 1, 1997
         Class C Shares................................ September 6, 1994
         Class R Shares................................     July 26, 1991
      Nuveen New York Municipal Bond Fund:
         Class A Shares................................ September 6, 1994
         Class B Shares................................  February 1, 1997
         Class C Shares................................ September 6, 1994
         Class R Shares................................ December 10, 1986
      Nuveen New York Insured Municipal Bond Fund:
         Class A Shares................................ September 6, 1994
         Class B Shares................................  February 1, 1997
         Class C Shares................................ September 6, 1994
         Class R Shares................................ December 10, 1986
      Nuveen California Municipal Bond Fund:
         Class A Shares................................ September 6, 1994
         Class B Shares................................  February 1, 1997
         Class C Shares................................ September 6, 1994
         Class R Shares................................      July 1, 1986
      Nuveen California Insured Municipal Bond Fund:
         Class A Shares................................ September 6, 1994
         Class B Shares................................  February 1, 1997
         Class C Shares................................ September 6, 1994
         Class R Shares................................      July 1, 1986
      Nuveen Massachusetts Municipal Bond Fund:
         Class A Shares................................ September 6, 1994
         Class B Shares................................  February 1, 1997
         Class C Shares................................ September 6, 1994
         Class R Shares................................ December 10, 1986
      Nuveen Massachusetts Insured Municipal Bond Fund:
         Class A Shares................................ September 6, 1994
         Class B Shares................................  February 1, 1997
         Class C Shares................................ September 6, 1994
         Class R Shares................................ December 10, 1986
      Nuveen Connecticut Municipal Bond Fund:
         Class A Shares................................     July 13, 1987
         Class B Shares................................  February 1, 1997
         Class C Shares................................   October 4, 1993
         Class R Shares................................  February 1, 1997

   The annual total return figures for the Funds, including the effect of the maximum sales charge for Class A shares, and applicable CDSC for Class B Shares, for the one-year, five-year, and ten-year periods ended February 28, 2003 and for the period from inception through February 28, 2003, respectively, using the performance of the oldest class for periods prior to the inception of the newer classes, as described above, were:



                                                   Annual Total Returns
                                    ---------------------------------------------------
                                        One          Five         Ten          From
                                        year        years        years      Inception
                                       ended        ended        ended       through
                                    February 28, February 28, February 28, February 28,
                                        2003         2003         2003         2003
                                    ------------ ------------ ------------ ------------
Nuveen California Municipal Bond
  Fund:
   Class A Shares..................    1.23%        3.35%        4.59%        6.14%
   Class B Shares..................     .88%        3.28%        4.47%        6.06%
   Class C Shares..................    5.02%        3.65%        4.41%        5.72%
   Class R Shares..................    5.92%        4.46%        5.31%        6.68%

Nuveen California Insured Municipal
  Bond Fund:
   Class A Shares..................    2.24%        4.27%        5.01%        6.32%
   Class B Shares..................    1.82%        4.21%        4.85%        6.23%
   Class C Shares..................    6.04%        4.59%        4.76%        5.84%
   Class R Shares..................    6.91%        5.36%        5.68%        6.82%

Nuveen Connecticut Municipal Bond
  Fund:
   Class A Shares..................    2.97%        4.37%        5.17%        6.50%
   Class B Shares..................    2.78%        4.34%        5.06%        6.49%
   Class C Shares..................    6.92%        4.71%        5.03%        6.20%
   Class R Shares..................    7.76%        5.50%        5.78%        6.89%

Nuveen Massachusetts Municipal Bond
  Fund:
   Class A Shares..................    2.74%        4.07%        4.92%        5.73%
   Class B Shares..................    2.58%        4.04%        4.76%        5.63%
   Class C Shares..................    6.73%        4.41%        4.70%        5.29%
   Class R Shares..................    7.59%        5.19%        5.58%        6.25%

Nuveen Massachusetts Insured
  Municipal Bond Fund:
   Class A Shares..................    2.30%        4.11%        4.74%        5.82%
   Class B Shares..................    1.94%        4.05%        4.59%        5.73%
   Class C Shares..................    6.14%        4.44%        4.54%        5.39%
   Class R Shares..................    6.91%        5.21%        5.43%        6.35%

Nuveen New Jersey Municipal Bond
  Fund:
   Class A Shares..................    1.93%        4.23%        5.23%        5.88%
   Class B Shares..................    1.58%        4.16%        5.07%        5.75%
   Class C Shares..................    5.88%        4.56%        5.03%        5.63%
   Class R Shares..................    6.63%        5.33%        5.91%        6.54%

                                                Annual Total Returns
                                       -------------------------------------- ------------
                                           One          Five         Ten          From
                                           year        years        years      Inception
                                          ended        ended        ended       through
                                       February 28, February 28, February 28, February 28,
                                           2003         2003         2003         2003
                                       ------------ ------------ ------------ ------------
Nuveen New York Municipal Bond Fund:
   Class A Shares.....................    2.61%        4.48%        5.45%        6.58%
   Class B Shares.....................    2.43%        4.45%        5.33%        6.52%
   Class C Shares.....................    6.56%        4.80%        5.30%        6.18%
   Class R Shares.....................    7.33%        5.62%        6.18%        7.14%

Nuveen New York Insured Municipal Bond
  Fund:
   Class A Shares.....................    3.94%        4.52%        5.06%        6.21%
   Class B Shares.....................    3.64%        4.47%        4.91%        6.14%
   Class C Shares.....................    7.85%        4.86%        4.88%        5.79%
   Class R Shares.....................    8.72%        5.63%        5.76%        6.75%




   The Funds may also provide after tax average annual total return quotations calculated according to formulas prescribed by the SEC. These returns may be presented after taxes on distributions and after taxes on distributions and redemption. We assume all distributions by a Fund, less the taxes due on those distributions, are reinvested on the reinvestment dates during the period. Taxes are calculated using the highest individual marginal federal income tax rate in effect on the reinvestment date.

   Average annual total return after taxes on distributions is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the period of the Fund's operations, if less) that would equate the initial amount invested to the ending value according to the following formula:

   P(1+T)/n/=ATV\\D\\

   Where:  P = a hypothetical initial payment of $1,000.
          T = average annual total return (after taxes on distributions).
          n = number of years.
          ATV\\D\\ = ending value of a hypothetical $1,000 payment made at the beginning of the applicable period calculated at the end of the applicable period after taxes on distributions but not on redemption.

   Average annual total return after taxes on distributions and redemption is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the period of the Fund's operations, if less) that would equate the initial amount invested to the ending value according to the following formula:

   P(1+T)/n/=ATV\\DR\\

   Where:  P = a hypothetical initial payment of $1,000.
          T = average annual total return (after taxes on distributions and redemption).
          n = number of years.
          ATV\\DR\\ = ending value of a hypothetical $1,000 payment made at the beginning of the applicable period calculated at the end of the applicable period after taxes on distributions and redemption.

   Calculation of taxable equivalent total return is not subject to a prescribed formula. The taxable equivalent total return of a tax-exempt fund represents the pre-tax total return a hypothetical taxable fixed-income investment paying the same after-tax income as the tax-exempt fund (based on an assumed income tax rate) and otherwise experiencing the same investment performance as the tax-exempt fund would have provided. This figure can facilitate the comparison of otherwise comparable taxable and tax-exempt funds. Taxable equivalent total return for a specific period is calculated by first taking a hypothetical initial investment in Fund shares on the first day of the period, computing the total return for each calendar year in the period in the manner described above, and increasing the total return for each such calendar year by the amount of additional income that a taxable fund would need to have generated to equal the income on an after-tax basis, at a specified income tax rate (usually the highest marginal federal tax rate), calculated as described above under the discussion of "taxable equivalent yield." The resulting amount for the calendar year is then divided by the initial investment amount to arrive at a "taxable equivalent total return factor" for the calendar year. The taxable equivalent total return factors for all the calendar years are then multiplied together and the result is then annualized by taking its Nth root (N representing the number of years in the period) and subtracting 1, which provides a taxable equivalent total return expressed as a percentage.

   Class A Shares of the Funds are sold at net asset value plus a current maximum sales charge of 4.20% of the offering price. This current maximum sales charge will typically be used for purposes of calculating performance figures. Yield, returns and net asset value of each class of shares of the Funds will fluctuate. Factors affecting the performance of the Funds include general market conditions, operating expenses and investment management. Any additional fees charged by a securities representative or other financial services firm would reduce returns described in this section. Shares of the Funds are redeemable at net asset value, which may be more or less than original cost.

   In reports or other communications to shareholders or in advertising and sales literature, the Funds may also compare their performance with that of:
(1) the Consumer Price Index or various unmanaged bond indexes such as the Lehman Brothers Municipal Bond Index and the Salomon Brothers High Grade Corporate Bond Index and (2) other fixed income or municipal bond mutual funds or mutual fund indexes as reported by Lipper Analytical Services, Inc. ("Lipper"), Morningstar, Inc. ("Morningstar"), Wiesenberger Investment Companies Service ("Wiesenberger") and CDA Investment Technologies, Inc. ("CDA") or similar independent services which monitor the performance of mutual funds, or other industry or financial publications such as Barron's, Changing Times, Forbes and Money Magazine. Performance comparisons by these indexes, services or publications may rank mutual funds over different periods of time by means of aggregate, average, year-by-year, or other types of total return and performance figures. Any given performance quotation or performance comparison should not be considered as representative of the performance of the Funds for any future period.

   Each Fund may from time to time in its advertising and sales materials compare its current yield or total return with the yield or total return on taxable investments such as corporate or U.S. Government bonds, bank certificates of deposit (CDs) or money market funds. These taxable investments have investment characteristics that differ from those of the Funds. U. S. Government bonds, for example, are long-term investments backed by the full faith and credit of the U.S. Government, and bank CDs are generally short-term, FDIC-insured investments, which pay fixed principal and interest but are subject to fluctuating rollover rates. Money market funds are short-term investments with stable net asset values, fluctuating yields and special features enhancing liquidity.

   There are differences and similarities between the investments which the Funds may purchase and the investments measured by the indexes and reporting services which are described herein. The

Consumer Price Index is generally considered to be a measure of inflation. The CDA Mutual Fund-Municipal Bond Index is a weighted performance average of other mutual funds with a federally tax-exempt income objective. The Salomon Brothers High Grade Corporate Bond Index is an unmanaged index that generally represents the performance of high grade long-term taxable bonds during various market conditions. The Lehman Brothers Municipal Bond Index is an unmanaged index that generally represents the performance of high grade intermediate and long-term municipal bonds during various market conditions. Lipper calculates municipal bond fund averages based on average maturity and credit quality. Morningstar rates mutual funds by overall risk-adjusted performance, investment objectives, and assets. Lipper, Morningstar, Wiesenberger and CDA are widely recognized mutual fund reporting services whose performance calculations are based upon changes in net asset value with all dividends reinvested and which do not include the effect of any sales charges. The market prices and yields of taxable and tax-exempt bonds will fluctuate. The Funds primarily invest in investment grade Municipal Obligations in pursuing their objective of as high a level of current interest income which is exempt from federal and state income tax as is consistent, in the view of the Funds' management, with preservation of capital.

   The Funds may also compare their taxable equivalent total return performance to the total return performance of taxable income funds such as treasury securities funds, corporate bond funds (either investment grade or high yield), or Ginnie Mae funds. These types of funds, because of the character of their underlying securities, differ from municipal bond funds in several respects. The susceptibility of the price of treasury bonds to credit risk is far less than that of municipal bonds, but the price of treasury bonds tends to be slightly more susceptible to change resulting from changes in market interest rates. The susceptibility of the price of investment grade corporate bonds and municipal bonds to market interest rate changes and general credit changes is similar. High yield bonds are subject to a greater degree of price volatility than municipal bonds resulting from changes in market interest rates and are particularly susceptible to volatility from credit changes. Ginnie Mae bonds are generally subject to less price volatility than municipal bonds from credit concerns, due primarily to the fact that the timely payment of monthly installments of principal and interest are backed by the full faith and credit of the U.S. Government, but Ginnie Mae bonds of equivalent coupon and maturity are generally more susceptible to price volatility resulting from market interest rate changes. In addition, the volatility of Ginnie Mae bonds due to changes in market interest rates may differ from municipal bonds of comparable coupon and maturity because bonds of the sensitivity of Ginnie Mae prepayment experience to change in interest rates.

ADDITIONAL INFORMATION ON THE PURCHASE AND REDEMPTION OF FUND SHARES

   As described in the Prospectus, the Funds provide you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences.

   Each class of shares of a Fund represents an interest in the same portfolio of investments. Each class of shares is identical in all respects except that each class bears its own class expenses, including distribution and administration expenses, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary among a Fund's classes of shares.

   Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. For example, class-specific expenses generally will include distribution and service fees.

   The minimum initial investment is $3,000 per fund share class ($50 if you establish a systematic investment plan), and may be lower for accounts opened through fee-based programs for which the program sponsor has established a single master account with the fund's transfer agent and performs all sub-accounting services related to that account.


   Class A Shares may be purchased at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus. Shareholders may qualify for a reduced sales charge, or the sales charge may be waived in its entirety, as described below. Class A Shares are also subject to an annual service fee of ..20%. See "Distribution and Service Plan." Set forth below is an example of the method of computing the offering price of the Class A shares of a Fund. The example assumes a purchase on February 28, 2003 of Class A shares from the Nuveen Massachusetts Municipal Bond Fund aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A shares.



  Net Asset Value per share........................................... $ 9.98
  Per Share Sales Charge--4.20% of public offering price (4.41% of net
    asset value per share)............................................    .44
                                                                       ------
  Per Share Offering Price to the Public.............................. $10.42


   The Funds receive the entire net asset value of all Class A Shares that are sold. Nuveen retains the full applicable sales charge from which it pays the uniform reallowances shown in the Prospectus to Authorized Dealers.

Reduction or Elimination of Up-Front Sales Charge on Class A Shares and Class R Share Purchase Eligibility

   Rights of Accumulation. You may qualify for a reduced sales charge on a purchase of Class A Shares of any Fund if the amount of your purchase, when added to the value that day of all of your prior purchases of shares of any Fund or of another Nuveen Mutual Fund, or Nuveen exchange-traded fund, or units of a Nuveen unit trust, on which an up-front sales charge or ongoing distribution fee is imposed, or is normally imposed, falls within the amounts stated in the Class A Sales Charges and Commissions table in "How to Select a Purchase Option" in the Prospectus. You or your financial advisor must notify Nuveen or the Fund's transfer agent of any cumulative discount whenever you plan to purchase Class A Shares of a Fund that you wish to qualify for a reduced sales charge.

   Letter of Intent. You may qualify for a reduced sales charge on a purchase of Class A Shares of any Fund if you plan to purchase Class A Shares of Nuveen Mutual Funds over the next 13 months and the total amount of your purchases would, if purchased at one time, qualify you for one of the reduced sales charges shown in the Class A Sales Charges and Commissions table in "How to Select a Purchase Option" in the Prospectus. In order to take advantage of this option, you must complete the applicable section of the Application Form or sign and deliver either to an Authorized Dealer or to the Fund's transfer agent a written Letter of Intent in a form acceptable to Nuveen. A Letter of Intent states that you intend, but are not obligated, to purchase over the next 13 months a stated total amount of Class A Shares that would qualify you for a reduced sales charge shown above. You may count shares of a Nuveen Mutual Fund that you already own on which you paid an up-front sales charge or an ongoing distribution fee and any Class B or C Shares of a Nuveen Mutual Fund that you purchase over the next 13 months towards completion of your investment program, but you will receive a reduced sales charge only on new Class A Shares you purchase with a sales charge over the 13 months. You cannot count towards completion of your investment program Class A Shares that you purchase without a sales charge through investment of distributions from a Nuveen Mutual Fund, Nuveen Exchange-Traded Fund or a Nuveen Defined Portfolio or otherwise.

   By establishing a Letter of Intent, you agree that your first purchase of Class A Shares of a Fund following execution of the Letter of Intent will be at least 5% of the total amount of your intended purchases. You further agree that shares representing 5% of the total amount of your intended purchases will be held in escrow pending completion of these purchases. All dividends and capital gains distributions on Class A Shares held in escrow will be credited to your account. If total purchases, less redemptions, prior to the expiration of the 13 month period equal or exceed the amount specified in your Letter of Intent, the Class A Shares held in escrow will be transferred to your account. If the total purchases, less redemptions, exceed the amount specified in your Letter of Intent and thereby qualify for a lower sales charge than the sales charge specified in your Letter of Intent, you will receive this lower sales charge retroactively, and the difference between it and the higher sales charge paid will be used to purchase additional Class A Shares on your behalf. If the total purchases, less redemptions, are less than the amount specified, you must pay Nuveen an amount equal to the difference between the amounts paid for these purchases and the amounts which would have been paid if the higher sales charge had been applied. If you do not pay the additional amount within 20 days after written request by Nuveen or your financial adviser, Nuveen will redeem an appropriate number of your escrowed Class A Shares to meet the required payment. By establishing a Letter of Intent, you irrevocably appoint Nuveen as attorney to give instructions to redeem any or all of your escrowed shares, with full power of substitution in the premises.

   You or your financial adviser must notify Nuveen or the Fund's transfer agent whenever you make a purchase of Fund shares that you wish to be covered under the Letter of Intent option.

   Reinvestment of Nuveen Defined Portfolio Distributions. You may purchase Class A Shares without an up-front sales charge by reinvestment of distributions from any of the various Defined Portfolios sponsored by Nuveen. There is no initial or subsequent minimum investment requirement for such reinvestment purchases.

   Group Purchase Programs. If you are a member of a qualified group, you may purchase Class A Shares of any Fund or of another Nuveen Mutual Fund at the reduced sales charge applicable to the group's purchases taken as a whole. A "qualified group" is one which has previously been in existence, has a purpose other than investment, has ten or more participating members, has agreed to include Fund sales publications in mailings to members and has agreed to comply with certain administrative requirements relating to its group purchases.

   Under any group purchase program, the minimum initial investment in Class A Shares of any particular Fund or portfolio for each participant is $50, provided that a group invests at least $3,000 in the Fund and, the minimum monthly investment in Class A Shares of any particular Fund or portfolio by each participant in the program is $50. No certificates will be issued for any participant's account. All dividends and other distributions by a Fund will be reinvested in additional Class A Shares of the same Fund. No participant may utilize a systematic withdrawal program.

   To establish a group purchase program, both the group itself and each participant must fill out the appropriate application materials, which the group administrator may obtain from the group's financial advisor, by calling Nuveen toll-free (800) 257-8787.

   Reinvestment of Redemption Proceeds from Unaffiliated Funds Subject to Merger or Closure. You may also purchase Class A Shares at net asset value without a sales charge if the purchase takes place through a broker-dealer and represents the reinvestment of the proceeds of the redemption of shares of one or more registered investment companies not affiliated with Nuveen that are subject to merger or closure. You must provide appropriate documentation that the redemption occurred not more than one year prior to the reinvestment of the proceeds in Class A Shares, and that you either paid an up-front sales charge or were subject to a contingent deferred sales charge in respect of the redemption of such shares of such other investment company.

   Special Sales Charge Waivers. Class A Shares of a Fund may be purchased at net asset value without a sales charge, and may be purchased, by the following categories of investors:

  . investors purchasing $1,000,000 or more, Nuveen may pay Authorized Dealers on Class A sales of $1.0 million and above up to an additional 0.25% of the purchase amount;

  . officers, trustees and former trustees of the Nuveen and former Flagship Funds;

  . bona fide, full-time and retired employees and directors of Nuveen, any parent company of Nuveen, and subsidiaries thereof, or their immediate family members;

  . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

  . officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates or their immediate family members;

  . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

  . investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;

  . clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services;

  . any eligible employer-sponsored qualified defined contribution retirement plan. Eligible plans are those with at least 25 employees and that either
     (a) make an initial purchase of one or more Nuveen mutual funds aggregating $500,000 or more; or (b) execute a Letter of Intent to purchase in the aggregate $500,000 or more of fund shares. Nuveen will pay Authorized Dealers a sales commission on these purchases equal to 1% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of any amount purchased over $5.0 million. For this category of investors a contingent deferred sales charge of 1% will be assessed on redemptions within 18 months of purchase, unless waived. Municipal bond funds are not a suitable investment for individuals investing in retirement plans.

   Holders of Class C Shares acquired on or before January 31, 1997 can convert those shares to Class A Shares of the same fund at the shareholder's affirmative request six years after the date of purchase. Holders of Class C Shares must submit their request to the transfer agent no later than the last business day of the 71st month following the month in which they purchased their shares. Holders of Class C Shares purchased after that date will not have the option to convert those shares to Class A Shares.

   Also, investors will be able to buy Class A shares at net asset value by using the proceeds of sales of Nuveen Exchange-Traded fund shares or the termination/maturity proceeds from Nuveen Defined Portfolios. You must provide Nuveen appropriate documentation that the fund sale or Defined Portfolio termination/ maturity occurred not more than one year prior to reinvestment. In addition, investors also may buy Class A shares at net asset value without a sales charge by directing their monthly dividends from Nuveen Exchange-Traded funds.

   Any Class A Shares purchased pursuant to a special sales charge waiver must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the Funds. You or your financial advisor must notify Nuveen or the Fund's transfer agent whenever you make a purchase of Class A Shares of any Fund that you wish to be covered under these special sales charge waivers.

   Class A Shares of any Fund may be issued at net asset value without a sales charge in connection with the acquisition by a Fund of another investment company. All purchases under the special sales charge waivers will be subject to minimum purchase requirements as established by the Funds.

   In determining the amount of your purchases of Class A Shares of any Fund that may qualify for a reduced sales charge, the following purchases may be combined: (1) all purchases by a trustee or other fiduciary for a single trust, estate or fiduciary account; (2) all purchases by individuals and their immediate family members (i.e., their spouses, parents, children, grandparents, grandchildren, parents-in-law, sons- and daughters-in-law, siblings, a sibling's spouse, and a spouse's siblings); or (3) all purchases made through a group purchase program as described above.

   Class R Share Purchase Eligibility. Class R Shares are available for purchases of $10 million or more and for purchases using dividends and capital gains distributions on Class R Shares. Class R Shares also are available for the following categories of investors:

  . officers, trustees and former trustees of the Nuveen and former Flagship Funds and their immediate family members or trustees/directors of any fund sponsored by Nuveen, any parent company of Nuveen and subsidiaries thereof and their immediate family members;

  . bona fide, full-time and retired employees and directors of Nuveen, any parent company of Nuveen, and subsidiaries thereof, or their immediate family members;

  . officers, directors or bona fide employees of any investment advisory partner of Nuveen that provides sub-advisory services for a Nuveen product, or their immediate family members;

  . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

  . officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates, or their immediate family members;

  . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

  . investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;

  . clients of investment advisors, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services.

   Any shares purchased by investors falling within any of the first five categories listed above must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the Fund.

   In addition, purchasers of Nuveen Defined Portfolios may reinvest their distributions from such unit investment trusts in Class R Shares, if, before September 6, 1994, such purchasers of Nuveen unit investment trusts had elected to reinvest distributions in Nuveen Fund shares (before June 13, 1995 for Nuveen Municipal Bond Fund shares). Shareholders may exchange their Class R Shares of any Nuveen Fund into Class R Shares of any other Nuveen Fund.

   The reduced sales charge programs may be modified or discontinued by the Funds at any time.

   If you are eligible to purchase either Class R Shares or Class A Shares without a sales charge at net asset value, you should be aware of the differences between these two classes of shares. Class A Shares are subject to an annual service fee to compensate Authorized Dealers for providing you with ongoing account services. Class R Shares are not subject to a distribution or service fee and, consequently, holders of Class R Shares may not receive the sale types or levels of services from Authorized Dealers. In choosing between Class A Shares and Class R Shares, you should weigh the benefits of the services to be provided by Authorized Dealers against the annual service fee imposed upon the Class A Shares.

   For more information about the purchase of Class A Shares or reduced sales charge programs, or to obtain the required application forms, call Nuveen toll-free at (800) 257-8787.

Reduction or Elimination of Contingent Deferred Sales Charge

   Class A Shares are normally redeemed at net asset value, without any Contingent Deferred Sales Charge ("CDSC"). However, in the case of Class A Shares purchased at net asset value on or after July 1, 1996 because the purchase amount exceeded $1 million, where the Authorized Dealer did not waive the sales commission, a CDSC of 1% is imposed on any redemption within 18 months of purchase. In the case of Class B Shares redeemed within six years of purchase, a CDSC is imposed, beginning at 5% for redemptions within the first year, declining to 4% for redemptions within years two and three, and declining by 1% each year thereafter until disappearing after the sixth year. Class C Shares are redeemed at net asset value, without any CDSC, except that a CDSC of 1% is imposed upon redemption of Class C Shares that are redeemed within 12 months of purchase.

   In determining whether a CDSC is payable, a Fund will first redeem shares not subject to any charge, and then will redeem shares held for the longest period, unless the shareholder specifies another order. No CDSC is charged on shares purchased as a result of automatic reinvestment of dividends or capital gains paid. In addition, no CDSC will be charged on exchanges of shares into another Nuveen Mutual Fund or Nuveen money market fund. The holding period is calculated on a monthly basis and begins the first day of the month in which the order for investment is received. The CDSC is assessed on an amount equal to the lower of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases on net asset value above the initial purchase price. Nuveen receives the amount of any CDSC shareholders pay. If Class A or Class C Shares subject to a CDSC are exchanged for shares of a Nuveen money market fund, the CDSC would be imposed on the subsequent redemption of those money market shares, and the period during which the shareholder holds the money market fund shares would be counted in determining the remaining duration of the CDSC. The Fund may elect not to so count the period during which the shareholder held the money market fund shares, in which event the amount of any applicable CDSC would be reduced in accordance with applicable rules by the amount of any 12b-1 plan payments to which those money market funds shares may be subject.


   The CDSC may be waived or reduced under the following special circumstances:
1) redemptions within one year following the death or disability, as defined in
Section 72(m)(7) of the Internal Revenue Code of 1986, as amended, of a shareholder; 2) in whole or in part for redemptions of shares by shareholders with accounts in excess of specified breakpoints that correspond to the breakpoints under which the up-front sales charge on Class A Shares is reduced pursuant to Rule 22d-1 under the Act; 3) redemptions of shares purchased under circumstances or by a category of investors for which Class A Shares could be purchased at net asset value without a sales charge; 4) in connection with the exercise of a reinstatement privilege whereby the proceeds of a redemption of a Fund's shares subject to a sales charge are reinvested in shares of certain Funds within a specified number of days; 5) in connection with the exercise of a Fund's right to redeem all shares in an account that does not maintain a certain minimum balance or that the applicable board has determined may have material adverse consequences to the shareholders of such Fund; 6) involuntary redemptions by operation of law; 7) redemptions in connection with a payment of account or plan fees; 8) redemptions made pursuant to a Fund's systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account's net asset value depending on the frequency of the plan as designated by the shareholder; 9) redemptions of Classes A, B or C Shares if the proceeds are transferred to an account managed by another Nuveen Adviser and the adviser refunds the advanced service and distribution fees to Nuveen; and 10) redemptions of Class C shares in cases where (a) you purchase shares after committing to hold the shares for less than one year and (b) your adviser consents up front to receiving the appropriate service and distribution fee on the Class C shares on an ongoing basis instead of having the first year's fees advanced by Nuveen. If a Fund waives or reduces the CDSC, such waiver or reduction would be uniformly applied to all Fund shares in the particular category. In waiving or reducing a CDSC, the Funds will comply with the requirements of Rule 22d-1 of the Investment Company Act of 1940, as amended.


Shareholder Programs

Exchange Privilege


   You may exchange shares of a class of the Funds for shares of the same class of any other Nuveen Mutual Fund with reciprocal exchange privileges, at net asset value without a sales charge, by sending a written request to the Fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston,

Massachusetts 02266-8530. Similarly, Class A, Class B, Class C and Class R Shares of other Nuveen Mutual Funds may be exchanged for the same class of shares of one of the Funds at net asset value without a sales charge.


   If you exchange shares subject to a CDSC, no CDSC will be charged at the time of the exchange. However, if you subsequently redeem the shares acquired through the exchange, the redemption may be subject to a CDSC, depending on when you purchased your original shares and the CDSC schedule of the fund from which you exchanged your shares.

   The shares to be purchased must be offered in your state of residence and you must have held the shares you are exchanging for at least 15 days. The total value of exchanged shares must at least equal the minimum investment requirement of the Nuveen Mutual Fund being purchased. For federal income tax purposes, any exchange constitutes a sale and purchase of shares and may result in capital gain or loss. Before making any exchange, you should obtain the Prospectus for the Nuveen Mutual Fund you are purchasing and read it carefully. If the registration of the account for the Fund you are purchasing is not exactly the same as that of the fund account from which the exchange is made, written instructions from all holders of the account from which the exchange is being made must be received, with signatures guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund. You may also exchange shares by telephone if you authorize telephone exchanges by checking the applicable box on the Application Form or by calling Nuveen Investor Services toll-free 800-257-8787 to obtain an authorization form. The exchange privilege may be modified or discontinued by the Fund at any time.

   The exchange privilege is not intended to permit the Fund to be used as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management, raise expenses, and otherwise have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Fund management believes doing so would be in the best interest of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, or limit the amount or number of exchanges or reject any exchange. Shareholders would be notified of any such action to the extent required by law.

Reinstatement Privilege

   If you redeemed Class A, Class B or Class C Shares of the Fund or any other Nuveen Mutual Fund that were subject to a sales charge or a CDSC, you have up to one year to reinvest all or part of the full amount of the redemption in the same class of shares of the Fund at net asset value. This reinstatement privilege can be exercised only once for any redemption, and reinvestment will be made at the net asset value next calculated after reinstatement of the appropriate class of Fund shares. If you reinstate shares that were subject to a CDSC, your holding period as of the redemption date also will be reinstated for purposes of calculating a CDSC and the CDSC paid at redemption will be refunded. The federal income tax consequences of any capital gain realized on a redemption will not be affected by reinstatement, but a capital loss may be disallowed in whole or in part depending on the timing, the amount of the reinvestment and the fund from which the redemption occurred.

General Matters

   The Funds may encourage registered representatives and their firms to help apportion their assets among bonds, stocks and cash, and may seek to participate in programs that recommend a portion of their assets be invested in tax-free, fixed income securities.

   In addition to the types of compensation to dealers to promote sales of fund shares that are described in the Fund's Prospectus, Nuveen may from time to time make additional reallowances only to certain authorized dealers who sell or are expected to sell certain minimum amounts of shares of the Nuveen Mutual Funds during specified time periods. Promotional support may include providing sales literature to and holding informational or educational programs for the benefit of such Authorized Dealers' representatives, seminars for the public, and advertising and sales campaigns. Nuveen may reimburse a participating Authorized Dealer for up to one-half of specified media costs incurred in the placement of advertisements which jointly feature the Authorized Dealer and Nuveen Funds and Nuveen Defined Portfolios.

   Such reimbursement will be based on the number of Nuveen Fund shares sold, the dollar amounts of such sales, or a combination of the foregoing, during the prior calendar year according to an established schedule. Any such support or reimbursement would be provided by Nuveen out of its own assets, and not out of the assets of the Funds, and will not change the price an investor pays for shares or the amount that a Fund will receive from such a sale.

   To help advisors and investors better understand and most efficiently use the Funds to reach their investment goals, the Funds may advertise and create specific investment programs and systems. For example, this may include information on how to use the Funds to accumulate assets for future education needs or periodic payments such as insurance premiums. The Funds may produce software or additional sales literature to promote the advantages of using the Funds to meet these and other specific investor needs.

   The Funds have authorized one or more brokers to accept on their behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee accepts the order. Customer orders received by such broker (or their designee) will be priced at the Funds' net asset value next computed after they are accepted by an authorized broker (or their designee). Orders accepted by an authorized broker (or their designee) before the close of regular trading on the New York Stock Exchange will receive that day's share price; orders accepted after the close of trading will receive the next business day's share price.

   In addition, you may exchange Class R Shares of any Fund for Class A Shares of the same Fund without a sales charge if the current net asset value of those Class R Shares is at least $3,000 or you already own Class A Shares of that Fund.

   Each Fund may suspend the right of redemption, or delay payment to redeeming shareholders for more than seven days, when the New York Stock Exchange is closed (not including customary weekend and holiday closings); when trading in the markets a Fund normally uses is restricted, or the SEC determines that an emergency exists so that trading of a Fund's portfolio securities or determination of a Fund's net asset value is not reasonably practical; or the SEC by order permits the suspension of the right of redemption or the delay in payment to redeeming shareholders for more than seven days.

   The Funds have reserved the right to redeem in kind (that is, to pay redemption requests in cash and portfolio securities, or wholly in portfolio securities), although the Funds have no present intention to redeem in kind. The Funds voluntarily have committed to pay in cash all requests for redemption by any shareholder, limited as to each shareholder during any ninety-day period to the lesser of $250,000 or 1% of the net asset value of a Fund at the beginning of the ninety-day period.

   Shares will be registered in the name of the investor or the investor's financial advisor. A change in registration or transfer of shares held in the name of a financial advisor may only be made by an order in good form from the financial advisor acting on the investor's behalf. Share certificates will only be issued upon written request to the Funds' transfer agent. No share certificates will be issued for fractional shares.

   A fee of 1% of the current market value of any shares represented by a certificate will be charged if the certificate is lost, stolen, or destroyed. The fee is paid to Seaboard Surety Company for issuance of the lost, stolen, or destroyed certificate.

   For more information on the procedure for purchasing shares of a Fund and on the special purchase programs available thereunder, see "How to Buy Fund Shares" in the Prospectus.


   Nuveen serves as the principal underwriter of the shares of the Funds pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Nuveen Flagship Multistate Trust II, dated February 1, 1997 and last renewed on July 31, 2002 ("Distribution Agreement"). Pursuant to the Distribution Agreement, the Trust appointed Nuveen to be its agent for the distribution of the Funds' shares on a continuous offering basis. Nuveen sells shares to or through brokers, dealers, banks or other qualified financial intermediaries (collectively referred to as "Dealers"), or others, in a manner consistent with the then effective registration statement of the Trust. Pursuant to the Distribution Agreement, Nuveen, at its own expense, finances certain activities incident to the sale and distribution of the Funds' shares, including printing and distributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to Dealers. Nuveen receives for its services the excess, if any, of the sales price of the Funds' shares less the net asset value of those shares, and reallows a majority or all of such amounts to the Dealers who sold the shares; Nuveen may act as such a Dealer. Nuveen also receives compensation pursuant to a distribution plan adopted by the Trust pursuant to Rule 12b-1 and described herein under "Distribution and Service Plan." Nuveen receives any CDSCs imposed on redemptions of Shares.


   The following table sets forth the aggregate amount of underwriting commissions with respect to the sale of Fund shares and the amount thereof retained by Nuveen, for each of the Funds for the last three fiscal years. All figures are to the nearest thousand.


                                Year Ended            Year Ended            Year Ended
                             February 28, 2003     February 28, 2002     February 28, 2001
                           --------------------- --------------------- ---------------------
                                         Amount                Amount                Amount
                            Amount of   Retained  Amount of   Retained  Amount of   Retained
                           Underwriting    By    Underwriting    By    Underwriting    By
                           Commissions   Nuveen  Commissions   Nuveen  Commissions   Nuveen
Fund                       ------------ -------- ------------ -------- ------------ --------
California Fund...........     $151        20        $143         6        $104        --
California Insured Fund...      271        --         178        --          95        --
Connecticut Fund..........      579        --         406        41         178        19
Massachusetts Fund........       82        10          38         3          30        --
Massachusetts Insured Fund      171        17          36         6          24         3
New Jersey Fund...........      222        --         146        --          82        11
New York Fund.............      310        --         167        --         125        --
New York Insured Fund.....      247         3         103        --          40        --

DISTRIBUTION AND SERVICE PLAN

   The Funds have adopted a plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, which provides that Class B Shares and Class C Shares will be subject to an annual distribution fee, and that Class A Shares, Class B Shares and Class C Shares will be subject to an annual service fee. Class R Shares will not be subject to either distribution or service fees.

   The distribution fee applicable to Class B and Class C Shares under each Fund's Plan will be payable to reimburse Nuveen for services and expenses incurred in connection with the distribution of Class B and Class C Shares, respectively. These expenses include payments to Authorized Dealers, including Nuveen, who are brokers of record with respect to the Class B and Class C Shares, as well as, without limitation, expenses of printing and distributing prospectuses to persons other than shareholders of the Fund, expenses of preparing, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of Class B and Class C Shares, certain other expenses associated with the distribution of Class B and Class C Shares, and any distribution-related expenses that may be authorized from time to time by the Board of Trustees.

   The service fee applicable to Class A Shares, Class B Shares and Class C Shares under each Fund's Plan will be payable to Authorized Dealers in connection with the provision of ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders.

   Each Fund may spend up to .20 of 1% per year of the average daily net assets of Class A Shares as a service fee under the Plan applicable to Class A Shares. Each Fund may spend up to .75 of 1% per year of the average daily net assets of Class B Shares as a distribution fee and up to .20 of 1% per year of the average daily net assets of Class B Shares as a service fee under the Plan applicable to Class B Shares. Each Fund may spend up to .55 of 1% per year of the average daily net assets of Class C Shares as a distribution fee and up to ..20 of 1% per year of the average daily net assets of Class C Shares as a service fee under the Plan applicable to Class C Shares.


   For the fiscal year ended February 28, 2003, 100% of service fees and distribution fees were paid out as compensation to Authorized Dealers. The service fee for the Class A, Class B and Class C Shares was .20% and the distribution fee for the Class B Shares was 0.75% and for Class C Shares was ..55%.



                                                     Compensation Paid to
                                                    Authorized Dealers for
                                                        the Year Ended
                                                      February 28, 2003
                                                    ----------------------
     Nuveen California Municipal Bond Fund:
        Class A....................................        $106,948
        Class B....................................         156,422
        Class C....................................         118,537
     Nuveen California Insured Municipal Bond Fund:
        Class A....................................        $145,815
        Class B....................................         192,114
        Class C....................................          88,609
     Nuveen Connecticut Municipal Bond Fund:
        Class A....................................        $455,281
        Class B....................................         270,888
        Class C....................................         236,810

                                                       Compensation Paid to
                                                      Authorized Dealers for
                                                          the Year Ended
                                                        February 28, 2003
                                                      ----------------------
    Nuveen Massachusetts Municipal Bond Fund:
       Class A.......................................        $ 41,646
       Class B.......................................          68,722
       Class C.......................................          58,886
    Nuveen Massachusetts Insured Municipal Bond Fund:
       Class A.......................................        $ 39,750
       Class B.......................................          46,990
       Class C.......................................          68,705
    Nuveen New Jersey Municipal Bond Fund:
       Class A.......................................        $129,991
       Class B.......................................         237,233
       Class C.......................................         130,806
    Nuveen New York Municipal Bond Fund:
       Class A.......................................        $225,840
       Class B.......................................         354,696
       Class C.......................................         188,377
    Nuveen New York Insured Municipal Bond Fund:
       Class A.......................................        $136,227
       Class B.......................................         234,783
       Class C.......................................          93,637


   Under each Fund's Plan, the Fund will report quarterly to the Board of Trustees for its review all amounts expended per class of shares under the Plan. The Plan may be terminated at any time with respect to any class of shares, without the payment of any penalty, by a vote of a majority of the trustees who are not "interested persons" and who have no direct or indirect financial interest in the Plan or by vote of a majority of the outstanding voting securities of such class. The Plan may be renewed from year to year if approved by a vote of the Board of Trustees and a vote of the non-interested trustees who have no direct or indirect financial interest in the Plan cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be continued only if the trustees who vote to approve such continuance conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under applicable law, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may not be amended to increase materially the cost which a class of shares may bear under the Plan without the approval of the shareholders of the affected class, and any other material amendments of the Plan must be approved by the non-interested trustees by a vote cast in person at a meeting called for the purpose of considering such amendments. During the continuance of the Plan, the selection and nomination of the non-interested trustees of the Trust will be committed to the discretion of the non-interested trustees then in office.


INDEPENDENT PUBLIC ACCOUNTANTS AND CUSTODIAN AND TRANSFER AGENT



   PricewaterhouseCoopers LLP, independent accountants, One North Wacker Drive, Chicago, Illinois 60606, has been selected as auditors for the Funds. In addition to audit services, the auditors will provide assistance on accounting, internal control, tax and related matters. The financial statements incorporated by reference elsewhere in this Statement of Additional Information and the information for prior periods set forth under "Financial Highlights" in the Prospectus have been audited by the auditors as indicated in their reports with respect thereto, and are included in reliance upon the authority of that firm in giving that report.



   The custodian of the Funds' assets is State Street Bank & Trust Company, 1 Federal Street, 2nd Floor, Boston, Massachusetts 02110. The custodian performs custodial, fund accounting, portfolio accounting, shareholder, and transfer agency services.



   The Funds' transfer, shareholder services, and dividend paying agent is Boston Financial Data Services, 66 Brooks Drive, Braintree, Massachusetts 02184.


FINANCIAL STATEMENTS

   The audited financial statements for each Fund's most recent fiscal year appear in the Fund's Annual Report. Each Fund's Annual Report accompanies this Statement of Additional Information.

APPENDIX A

Ratings of Investments

   The four highest ratings of Moody's for Municipal Obligations are Aaa, Aa, A and Baa. Municipal Obligations rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to Municipal Obligations which are of "high quality by all standards," but as to which margins of protection or other elements make long-term risks appear somewhat greater than in Aaa rated Municipal Obligations. The Aaa and Aa rated Municipal Obligations comprise what are generally known as "high grade bonds." Municipal Obligations that are rated A by Moody's possess many favorable investment attributes and are considered upper medium grade obligations. Factors giving security to principal and interest of A rated Municipal Obligations are considered adequate, but elements may be present, which suggest a susceptibility to impairment sometime in the future. Municipal Obligations rated Baa by Moody's are considered medium grade obligations (i.e., they are neither highly protected nor poorly secured). Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its general rating category.

   The four highest ratings of S&P for Municipal Obligations are AAA, AA, A and BBB. Municipal Obligations rated AAA have a strong capacity to pay principal and interest. The rating of AA indicates that capacity to pay principal and interest is very strong and such bonds differ from AAA issues only in small degree. The category of A describes bonds which have a strong capacity to pay principal and interest, although such bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. The BBB rating is the lowest "investment grade" security rating by S&P. Municipal Obligations rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas such bonds normally exhibit adequate protection parameters, adverse economic conditions are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

   The four highest ratings of Fitch for Municipal Obligations are AAA, AA, A and BBB. Municipal Obligations rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Municipal Obligations rated AA are considered to be investment grade and of very high quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because Municipal Obligations rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+." Municipal Obligations rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Municipal Obligations rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

   The "Other Corporate Obligations" category of temporary investments are corporate (as opposed to municipal) debt obligations rated AAA by S&P or Aaa by Moody's. Corporate debt obligations rated AAA by S&P have an extremely strong capacity to pay principal and interest. The Moody's corporate debt rating of Aaa is comparable to that set forth above for Municipal Obligations.

   Subsequent to its purchase by a Fund, an issue may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event requires the elimination of such obligation from a Fund's portfolio, but Nuveen Advisory will consider such an event in its determination of whether the Fund should continue to hold such obligation.

APPENDIX B

DESCRIPTION OF HEDGING TECHNIQUES

   Set forth below is additional information regarding the various Fund's defensive hedging techniques and use of repurchase agreements.

Futures and Index Transactions

   Financial Futures. A financial future is an agreement between two parties to buy and sell a security for a set price on a future date. They have been designed by boards of trade which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC").

   The purchase of financial futures is for the purpose of hedging a Fund's existing or anticipated holdings of long-term debt securities. When a Fund purchases a financial future, it deposits in cash or securities an "initial margin" of between 1% and 5% of the contract amount. Thereafter, the Fund's account is either credited or debited on a daily basis in correlation with the fluctuation in price of the underlying future or other requirements imposed by the exchange in order to maintain an orderly market. The Fund must make additional payments to cover debits to its account and has the right to withdraw credits in excess of the liquidity, the Fund may close out its position at any time prior to expiration of the financial future by taking an opposite position. At closing a final determination of debits and credits is made, additional cash is paid by or to the Fund to settle the final determination and the Fund realizes a loss or gain depending on whether on a net basis it made or received such payments.

   The sale of financial futures is for the purpose of hedging a Fund's existing or anticipated holdings of long-term debt securities. For example, if a Fund owns long-term bonds and interest rates were expected to increase, it might sell financial futures. If interest rates did increase, the value of long-term bonds in the Fund's portfolio would decline, but the value of the Fund's financial futures would be expected to increase at approximately the same rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

   Among the risks associated with the use of financial futures by the Funds as a hedging device, perhaps the most significant is the imperfect correlation between movements in the price of the financial futures and movements in the price of the debt securities which are the subject of the hedge.

   Thus, if the price of the financial future moves less or more than the price of the securities which are the subject of the hedge, the hedge will not be fully effective. To compensate for this imperfect correlation, the Fund may enter into financial futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility of the financial futures. Conversely, the Fund may enter into fewer financial futures if the historical volatility of the price of the securities being hedged is less than the historical volatility of the financial futures.

   The market prices of financial futures may also be affected by factors other than interest rates. One of these factors is the possibility that rapid changes in the volume of closing transactions, whether due to volatile markets or movements by speculators, would temporarily distort the normal relationship between the markets in the financial future and the chosen debt securities. In these circumstances as well as in periods of rapid and large price movements. The Fund might find it difficult or impossible to close out a particular transaction.

   Options on Financial Futures. The Funds may also purchase put or call options on financial futures which are traded on a U.S. Exchange or board of trade and enter into closing transactions with respect to such options to terminate an existing position. Currently, options can be purchased with respect to financial futures on U.S. Treasury Bonds on The Chicago Board of Trade. The purchase of put options on financial futures is analogous to the purchase of put options by a Fund on its portfolio securities to hedge against the risk of rising interest rates. As with options on debt securities, the holder of an option may terminate his position by selling an option of the same Fund. There is no guarantee that such closing transactions can be effected.

Index Contracts

   Index Futures. A tax-exempt bond index which assigns relative values to the tax-exempt bonds included in the index is traded on the Chicago Board of Trade. The index fluctuates with changes in the market values of all tax-exempt bonds included rather than a single bond. An index future is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash--rather than any security--equal to specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the index future was originally written. Thus, an index future is similar to traditional financial futures except that settlement is made in cash.

   Index Options. The Funds may also purchase put or call options on U.S. Government or tax-exempt bond index futures and enter into closing transactions with respect to such options to terminate an existing position. Options on index futures are similar to options on debt instruments except that an option on an index future gives the purchaser the right, in return for the premium paid, to assume a position in an index contract rather than an underlying security at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance of the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, is less than the exercise price of the option on the index future.

   Bond index futures and options transactions would be subject to risks similar to transactions in financial futures and options thereon as described above. No series will enter into transactions in index or financial futures or related options unless and until, in the Adviser's opinion, the market for such instruments has developed sufficiently.

Repurchase Agreements

   A Fund may invest temporarily up to 5% of its assets in repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet the creditworthiness standards established by the Fund's board of trustees ("Qualified Institutions"). The Adviser will monitor the continued creditworthiness of Qualified Institutions, subject to the oversight of the Fund's board of trustees.

   The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

   The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The collateral is marked to market daily. Such agreements permit the Fund to keep all its assets earning interest while retaining "overnight" flexibility in pursuit of investments of a longer-term nature.

                                                                  MAI-MS2-0603D

Nuveen Municipal Bond Funds

                                           Annual Report dated February 28, 2003


Dependable, tax-free income because It's not what you earn, it's what you keep./(R)/



                              [PHOTOS APPEAR HERE]



Nuveen California Municipal Bond Fund
Nuveen California Insured Municipal Bond Fund




                                                                  NUVEEN
                                                                     Investments

FASTER INFORMATION

     RECEIVE YOUR

          NUVEEN FUND REPORT

               ELECTRONICALLY

By registering for electronic delivery, you will receive an e-mail as soon as your Nuveen Fund information is available. Click on the link and you will be taken directly to the report. Your Fund report can be viewed and saved on your computer. Your report will arrive faster via e-mail than by traditional mail.

Registering is easy and only takes a few minutes (see instructions at right).

SOME COMMON CONCERNS:

Will my e-mail address be distributed to other companies?

No, your e-mail address is strictly confidential and will not be used for anything other than notification of shareholder information.

What if I change my mind and want to receive investor materials through regular mail delivery again?

If you decide you do not like receiving your reports electronically, it's a simple process to go back to regular mail delivery.

If your Nuveen Fund dividends and statements

COME FROM YOUR FINANCIAL ADVISOR OR BROKERAGE ACCOUNT,

follow the steps outlined below:

1 Go to
  www.investordelivery.com

2 Refer to the address sheet that accompanied this report. Enter the personal
  13-character Enrollment Number imprinted near your name.

3 You'll be taken to a page with several options. Select the New
  Enrollment-Create screen. Once there, enter your e-mail address (e.g. yourID@providerID.com), and a personal, 4-digit PIN number of your choice. (Pick a number that's easy to remember.)

4 Click Submit. Confirm the information you just entered is correct, then click Submit again.

5 You should get a confirmation e-mail within 24 hours. If you do not, go back through these steps to make sure all the information is correct.

6 Use this same process if you need to change your registration information or cancel internet viewing.

If your Nuveen Fund dividends and statements

COME DIRECTLY TO YOU FROM NUVEEN,

follow the steps outlined below:

1 Go to
  www.nuveen.com

2 Select Access Your Account. Select the E-Report Enrollment section. Click on Enrollment Today.

3 You'll be taken to a screen that asks for your Social Security number and e-mail address. Fill in this information, then click Enroll.

4 You should get a confirmation e-mail within 24 hours. If you do not, go back through these steps to make sure all the information is correct.

5 Use this same process if you need to change your registration information or cancel internet viewing.


                                                                  NUVEEN
                                                                     Investments


Must be preceded by or accompanied by a prospectus.
                           -----------------------------------------------------
                           NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Dear Shareholder,

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]

"I urge you to consider receiving future Fund reports and other Fund information through the Internet and by e-mail.... see the inside front cover of this report for step-by-step instructions."

Once again, I am pleased to write that during the period covered by this report your Nuveen Fund continued to meet its objective of providing attractive monthly income free from federal income taxes and, where applicable, state income taxes. Detailed information on your Fund's performance can be found in the Portfolio Managers' Comments and on the Fund Spotlight pages within this report. Please take the time to read them.

In addition to providing regular tax-free income, we believe that a municipal bond investment like your Nuveen Fund also may offer opportunities to reduce the risk of your overall investment portfolio. This is because the prices of municipal bonds may move differently than the prices of the common stocks or other investments you may own. Since one part of your portfolio may be going up when another is going down, portfolio diversification may reduce your overall risk. Your financial advisor can explain the advantages of portfolio diversification in more detail. I urge you to contact him or her soon for more information on this important investment strategy.

I also urge you to consider receiving future Fund reports and other Fund information through the Internet and by e-mail rather than in hard copy. Not only will you be able to receive the information faster, but this also may help lower your Fund's expenses. Sign up is quick and easy - see the inside front cover of this report for step-by-step instructions.

For more than 100 years, Nuveen has specialized in offering quality investments such as your Nuveen Fund to those seeking to accumulate and preserve wealth. Our commitment to careful research, constant surveillance and judicious trading by our seasoned portfolio management team has never been stronger. Our mission continues to be to assist you and your financial advisor by offering the investment solutions and services that can help you meet your financial objectives. We thank you for choosing us as a partner as you work toward that goal.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

April 14, 2003


                             Annual Report | Page 1

Nuveen California Municipal Bond Fund
Nuveen California Insured Municipal Bond Fund

Portfolio Managers' Comments

Portfolio managers Bill Fitzgerald, Scott Romans, and Tom O'Shaughnessy examine economic and market conditions, key investment strategies, and the performance of these Funds. Bill and Scott manage the Nuveen California Municipal Bond Fund, while Tom manages the Nuveen California Insured Municipal Bond Fund. Bill has 15 years of investment experience with Nuveen, while Scott has 3 years. They began managing Nuveen California Municipal Bond Fund in 1998 and 2003, respectively. Tom, a 20-year Nuveen veteran, took over management responsibility for the Insured California Fund from Bill earlier in 2003.

Q. What was the general market environment during the reporting period?
A. Many investors, worried about the sluggish economy and stock market performance, continued to be attracted to municipal bonds during the recently concluded reporting period. As corporate profits remained weaker than many expected and investors became more concerned about the market impact of the situation in Iraq and the ongoing threat of terrorism, the equity market finished 2002 with its third straight year of negative performance. In contrast, many municipal bonds performed well thanks in part to interest rates falling to a four decade low, causing bond prices to rise.

Many municipal issuers took advantage of the low rate environment to issue relatively low-cost debt. Nationally, a record $357 billion of municipal bonds were offered in 2002 -- a 25 percent increase over the previous year's issuance. The supply of new bonds was even greater in California, which issued $50 billion in municipal debt in 2002, representing a 50 percent jump over the prior year.

The slow pace of economic growth and resulting budgetary pressures were major reasons for the state's large-scale debt issuance in 2002. At both the state and local levels, sharply lower tax revenues led to widening budget gaps. The state is facing a budget deficit of nearly $35 billion for the 2003 and 2004 fiscal years. Both Standard & Poor's and Fitch downgraded the state's credit rating to A/A from A+/AA, respectively. In February 2003, Moody's also downgraded the state to A2 from A1.

Q. How did the Funds perform during the twelve months ended February 28, 2003?
A. Both Funds' performance and the performance of relevant benchmarks are shown in the accompanying table on page 3.

For the measurement period, both Nuveen Funds reported total return performance essentially in line with their respective Lipper Fund peer group averages, and modestly below their appropriate Lehman indexes. In both cases, the primary reason for the underperformance relative to the Lehman indexes can be traced to the Funds' durations. In a falling interest rate environment, as was the case during much of the measurement period, a longer duration fund or index would be expected to perform better than a shorter duration fund or index. As of February 28, 2003, the Nuveen California Municipal Bond Fund had a duration of 6.52, compared with a duration of 8.57 for the Lehman Brothers index. Similarly, the Nuveen California Insured Municipal Bond Fund had a duration of 6.07 as of February 28, 2003, compared with 8.86 for the Lehman Brothers California Insured index.

The views expressed reflect those of the portfolio managers and are subject to change at any time, based on market and other conditions.

                             Annual Report | Page 2

Class A Shares --
One-Year Total Return on NAV
as of 2/28/03
--------------------------------------------------------------
Nuveen California Municipal Bond Fund/1/                 5.67%
Lipper California Municipal Debt Funds/2/                5.81%
Lehman Brothers California Municipal Bond Index/3/       6.70%
--------------------------------------------------------------
Nuveen California Insured Municipal Bond Fund/1/         6.73%
Lipper California Insured Municipal Debt Funds/4/        6.42%
Lehman Brothers California Insured Municipal
  Bond Index/5/                                          7.13%
--------------------------------------------------------------

Q. What strategies were underlying your management of the Funds during the reporting period?
A. In a generally falling interest rate environment we believed, in most cases, that it made little sense to sell bonds we already owned in order to purchase other securities with lower coupons.

When we did make new purchases, we usually focused on adding long to intermediate term bonds -- those due to mature in approximately 15 to 20 years -- because in our opinion they offered the best potential value for our shareholders. This was not a new strategy for us, but as the yield curve (the curve showing yields on bonds of varying maturities) steepened throughout the period, we believed the bonds in this maturity range became even more attractive.

As already noted, the non-insured Fund's duration was relatively short, providing the portfolio with less sensitivity to interest rates changes. In particular, the Fund held a number of bonds that were eligible to be called in the next five years. Because we saw the potential for interest rate increases in the future, and because shorter-term bonds tend to perform better than longer-term bonds in a rising rate environment, we believed this positioning was in our shareholders' best interests. However, where circumstances made it appropriate, we did sell some of these callable bonds and reinvest the proceeds in longer-term bonds that we believed provided better future potential value.

In the insured Fund, our investment strategy focused on searching for the best available California insured securities and seeking those opportunities that we believed offered the best value for our shareholders. As one example, we invested in a variety of tax-backed municipal bonds issued to fund improvements in the state's infrastructure. Because we considered these projects essential, we had added confidence that the issuers would meet their debt obligations.

Q. What is your outlook for the Funds and the California municipal market?
A. We don't know what will happen to interest rates in the short term. However, over the longer term, we believe that rates have more room to rise than to fall. As a result, we will continue to concentrate on the long-intermediate part of the yield curve. In our opinion, bonds maturing 15 to 20 years from now provide an attractive level of income -- given the current steepness of the yield curve -- yet carry less interest-rate risk than longer-term bonds.

1 Performance figures are for Class A shares at net asset value as of February
  28, 2003. Current performance may be more or less than the performance shown.

2 Lipper peer group returns represent the average annualized total return of the 112 funds in the Lipper California Municipal Debt Funds category for the 12 months ended February 28, 2003. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.

3 The Lehman Brothers California Municipal Bond Index is composed of a broad range of California investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.

4 Lipper peer group returns represent the average annualized total return of the 22 funds in the Lipper California Insured Municipal Debt Funds category for the 12 months that ended February 28, 2003. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.

5 The Lehman Brothers California Insured Municipal Bond Index is composed of a broad range of California insured municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.

                             Annual Report | Page 3

We will continue to monitor California's economy closely. In the coming year, we expect the state's finances will remain challenged as California deals with budget deficits stemming from declining tax revenues. If and when the national economy improves, we expect California's economy and that of its municipalities to follow suit. The pace of that improvement, however, will be significantly affected by how effectively and quickly current budget problems are resolved.

Municipal bonds have performed well in recent years. There's no guarantee this trend will continue, which is why we think it's worth reminding investors about the value of maintaining an appropriate balance in one's portfolio. As part of a well-balanced portfolio, we believe these Funds can continue to play an important role in helping California investors achieve their financial objectives.


Nuveen California Municipal Bond Fund
Growth of an Assumed $10,000 Investment*

[MOUNTAIN CHART APPEARS HERE]

                       Nuveen                   Nuveen
                California Municipal     California Municipal    Lehman Brothers
                     Bond Fund                Bond Fund           Municipal Bond
                  (Offer) $15,667           (NAV) $16,354         Index $18,626
Feb 93                $ 9,580                  $10,000                $10,000
Feb 95                $10,060                  $10,500                $10,750
Feb 97                $11,690                  $12,210                $12,710
Feb 99                $13,400                  $13,990                $14,720
Feb 01                $14,280                  $14,910                $16,190
Feb 03                $15,667                  $16,354                $18,626

Nuveen California Insured Municipal Bond Fund
Growth of an Assumed $10,000 Investment*

[MOUNTAIN CHART APPEARS HERE]

                      Nuveen                   Nuveen
                California Insured       California Insured     Lehman Brothers
                Municipal Bond Fund      Municipal Bond Fund     Municipal Bond
                  (Offer) $16,317           (NAV) $17,032        Index $18,626
Feb 93                 $ 9,580                  $10,000             $10,000
Feb 95                 $10,120                  $10,570             $10,750
Feb 97                 $11,680                  $12,190             $12,710
Feb 99                 $13,360                  $13,950             $14,720
Feb 01                 $14,440                  $15,070             $16,190
Feb 03                 $16,317                  $17,032             $18,626

The graphs do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

*The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds from many different states, and does not reflect any initial or ongoing expenses. The Nuveen fund returns include reinvestment of all dividends and distributions, and the fund returns at offer depicted in the charts reflect the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.

                             Annual Report | Page 4

Fund Spotlight as of 2/28/03               Nuveen California Municipal Bond Fund

Quick Facts

                                     A Shares    B Shares    C Shares   R Shares
--------------------------------------------------------------------------------
NAV                                   $ 10.30     $ 10.29    $ 10.29    $ 10.31
--------------------------------------------------------------------------------
Latest Monthly Dividend1              $0.0410     $0.0345    $0.0365    $0.0430
--------------------------------------------------------------------------------
Latest Capital Gain2                  $0.0024     $0.0024    $0.0024    $0.0024
--------------------------------------------------------------------------------
Inception Date                           9/94        3/97       9/94       7/86
--------------------------------------------------------------------------------

Average Annual Total Returns
as of 2/28/03/3/

A Shares                        NAV        Offer
------------------------------------------------
1-Year                         5.67%       1.23%
------------------------------------------------
5-Year                         4.24%       3.35%
------------------------------------------------
10-Year                        5.04%       4.59%
------------------------------------------------

B Shares                   w/o CDSC      w/CDSC
------------------------------------------------
1-Year                         4.88%       0.88%
------------------------------------------------
5-Year                         3.44%       3.28%
------------------------------------------------
10-Year                        4.47%       4.47%
------------------------------------------------

C Shares                        NAV
------------------------------------------------
1-Year                         5.02%
------------------------------------------------
5-Year                         3.65%
------------------------------------------------
10-Year                        4.41%
------------------------------------------------

R Shares                        NAV
------------------------------------------------
1-Year                         5.92%
------------------------------------------------
5-Year                         4.46%
------------------------------------------------
10-Year                        5.31%
------------------------------------------------

Tax-Free Yields
A Shares                        NAV        Offer
------------------------------------------------
Market Yield/4/                  4.78%     4.58%
------------------------------------------------
SEC 30-Day Yield               3.77%       3.61%
------------------------------------------------
Taxable-Equivalent Yield/5/    5.94%       5.69%
------------------------------------------------

B Shares                        NAV
------------------------------------------------
Market Yield4                  4.02%
------------------------------------------------
SEC 30-Day Yield               3.18%
------------------------------------------------
Taxable-Equivalent Yield/5/    5.01%
------------------------------------------------

C Shares                        NAV
------------------------------------------------
Market Yield4                  4.26%
------------------------------------------------
SEC 30-Day Yield               3.37%
------------------------------------------------
Taxable-Equivalent Yield5      5.31%
------------------------------------------------

R Shares                        NAV
------------------------------------------------
Market Yield4                  5.00%
------------------------------------------------
SEC 30-Day Yield               4.13%
------------------------------------------------
Taxable-Equivalent Yield5      6.50%
------------------------------------------------

Average Annual Total Returns
as of 12/31/02/3/

A Shares                        NAV        Offer
------------------------------------------------
1-Year                         6.84%       2.40%
------------------------------------------------
5-Year                         4.24%       3.35%
------------------------------------------------
10-Year                        5.42%       4.97%
------------------------------------------------
B Shares                   w/o CDSC      w/CDSC
------------------------------------------------
1-Year                         6.04%       2.04%
------------------------------------------------
5-Year                         3.47%       3.30%
------------------------------------------------
10-Year                        4.84%       4.84%
------------------------------------------------
C Shares                        NAV
------------------------------------------------
1-Year                         6.29%
------------------------------------------------
5-Year                         3.69%
------------------------------------------------
10-Year                        4.79%
------------------------------------------------
R Shares                        NAV
------------------------------------------------
1-Year                         7.09%
------------------------------------------------
5-Year                         4.48%
------------------------------------------------
10-Year                        5.68%
------------------------------------------------

Bond Credit Quality/6/

[PIE CHART APPEARS HERE]

                        AAA/U.S. Guaranteed  37%
------------------------------------------------
                        AA                   13%
------------------------------------------------
                        A                    22%
------------------------------------------------
                        BBB                  13%
------------------------------------------------
                        NR                   11%
------------------------------------------------
                        BB or Lower           4%

Top Five Sectors/6/
Tax Obligation/Limited                       20%
------------------------------------------------
Utilities                                    14%
------------------------------------------------
Transportation                               10%
------------------------------------------------
Healthcare                                   10%
------------------------------------------------
Tax Obligation/General                       10%
------------------------------------------------
Portfolio Statistics
Net Assets ($        000)       $ 265,878
------------------------------------------------
Average Effective Maturity (Years)         20.07
------------------------------------------------
Duration                                    6.52
------------------------------------------------

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the Fund prospectus. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income generally is exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to federal alternative minimum tax. Capital gains, if any, are subject to tax.

1 Paid March 3, 2003. This is the latest monthly tax-exempt dividend declared during the period ended February 28, 2003.

2 Paid December 2, 2002. Capital gains and/or ordinary income distributions are subject to federal taxation.

3 Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.

4 The Market Yield is an investment's current annualized dividend divided by its current offering price while the SEC 30-Day Yield is a standardized measure of a fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.

5 Based on the SEC 30-Day Yield and a combined federal and state income tax rate of 36.5%.

6 As a percentage of total holdings as of February 28, 2003. Holdings are subject to change.

                             Annual Report | Page 5

Fund Spotlight as of 2/28/03       Nuveen California Insured Municipal Bond Fund


Quick Facts

                            A Shares    B Shares    C Shares    R Shares
------------------------------------------------------------------------
NAV                           $11.06      $11.07      $10.99      $11.05
------------------------------------------------------------------------
Latest Monthly Dividend/1/   $0.0400     $0.0330     $0.0345     $0.0415
------------------------------------------------------------------------
Latest Capital Gain/2/       $0.0814     $0.0814     $0.0814     $0.0814
------------------------------------------------------------------------
Inception Date                  9/94        3/97        9/94        7/86
------------------------------------------------------------------------

Average Annual Total Returns
as of 2/28/03/3/

A Shares                          NAV    Offer
----------------------------------------------
1-Year                          6.73%    2.24%
----------------------------------------------
5-Year                          5.16%    4.27%
----------------------------------------------
10-Year                         5.47%    5.01%
----------------------------------------------

B Shares                     w/o CDSC   w/CDSC
----------------------------------------------
1-Year                          5.82%    1.82%
----------------------------------------------
5-Year                          4.38%    4.21%
----------------------------------------------
10-Year                         4.85%    4.85%
----------------------------------------------

C Shares                          NAV
----------------------------------------------
1-Year                          6.04%
----------------------------------------------
5-Year                          4.59%
----------------------------------------------
10-Year                         4.76%
----------------------------------------------

R Shares                          NAV
----------------------------------------------
1-Year                          6.91%
----------------------------------------------
5-Year                          5.36%
----------------------------------------------
10-Year                         5.68%
----------------------------------------------

Tax-Free Yields

A Shares                          NAV    Offer
----------------------------------------------
Market Yield4                   4.34%    4.16%
----------------------------------------------
SEC 30-Day Yield                3.29%    3.15%
----------------------------------------------
Taxable-Equivalent Yield/5/     5.18%    4.96%
----------------------------------------------

B Shares                          NAV
----------------------------------------------
Market Yield4                   3.58%
----------------------------------------------
SEC 30-Day Yield                2.69%
----------------------------------------------
Taxable-Equivalent Yield5                4.24%
----------------------------------------------

C Shares                                   NAV
----------------------------------------------
Market Yield4                            3.77%
----------------------------------------------
SEC 30-Day Yield                         2.89%
----------------------------------------------
Taxable-Equivalent Yield5                4.55%
----------------------------------------------

R Shares                                   NAV
----------------------------------------------
Market Yield4                            4.51%
----------------------------------------------
SEC 30-Day Yield                         3.64%
----------------------------------------------
Taxable-Equivalent Yield5                5.73%
----------------------------------------------

Average Annual Total Returns
as of 12/31/023

A Shares                          NAV    Offer
----------------------------------------------
1-Year                          8.36%    3.82%
----------------------------------------------
5-Year                          5.17%    4.28%
----------------------------------------------
10-Year                         5.98%    5.53%
----------------------------------------------

B Shares                     w/o CDSC   w/CDSC
----------------------------------------------
1-Year                          7.53%      3.53%
----------------------------------------------
5-Year                          4.39%      4.22%
----------------------------------------------
10-Year                         5.36%      5.36%
----------------------------------------------

C Shares                          NAV
----------------------------------------------
1-Year                          7.76%
----------------------------------------------
5-Year                          4.61%
----------------------------------------------
10-Year                         5.27%
----------------------------------------------

R Shares                          NAV
----------------------------------------------
1-Year                          8.55%
----------------------------------------------
5-Year                          5.38%
----------------------------------------------
10-Year                         6.19%
----------------------------------------------

Bond Credit Quality/6/

[PIE CHART APPEARS HERE]

Insured/U.S. Guaranteed        7%
Insured                       93%

The Fund features a portfolio of primarily investment-grade, long-term municipal securities. These securities are covered by insurance, guaranteeing the timely payment of principal and interest, or by an escrow or trust account containing enough U.S. government or U.S. government agency securities to ensure timely payment of principal and interest.

Top Five Sectors/6/

Tax Obligation/Limited                     20%
----------------------------------------------
Tax Obligation/General                     19%
----------------------------------------------
Housing/Single Family                      12%
----------------------------------------------
Housing/Multifamily                        10%
----------------------------------------------
Transportation                             10%
----------------------------------------------

Portfolio Statistics

Net Assets ($000)                     $272,673
----------------------------------------------
Average Effective Maturity (Years)       22.65
----------------------------------------------
Duration                                  6.07
----------------------------------------------

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the Fund prospectus. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income generally is exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to federal alternative minimum tax. Capital gains, if any, are subject to tax.

1 Paid March 3, 2003. This is the latest monthly tax-exempt dividend declared during the period ended February 28, 2003.

2 Paid December 2, 2002. Capital gains and/or ordinary income distributions are subject to federal taxation.

3 Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.

4 The Market Yield is an investment's current annualized dividend divided by its current offering price while the SEC 30-Day Yield is a standardized measure of a fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.

5 Based on the SEC 30-Day Yield and a combined federal and state income tax rate of 36.5%.

6 As a percentage of total holdings as of February 28, 2003. Holdings are subject to change. Insurance or escrow does not guarantee the market value of municipal securities or the value of the Fund's shares.

                             Annual Report | Page 6

Portfolio of Investments
NUVEEN CALIFORNIA MUNICIPAL BOND FUND
February 28, 2003

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Consumer Staples - 3.0%

     $ 3,500 California County Tobacco Securitization Agency, Tobacco      6/12 at 100.00        A1 $     3,197,635
              Settlement Asset-Backed Bonds, Alameda County Tobacco
              Asset Securitization Corporation, Series 2002, 5.750%,
              6/01/29

       5,000 Golden State Tobacco Securitization Corporation,              6/13 at 100.00        A1       4,838,050
              California, Tobacco Settlement Asset-Backed Bonds, Series
              2003-A1, 6.250%, 6/01/33
-------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 3.1%

         960 California Educational Facilities Authority, Pooled College   4/07 at 102.00      Baa2       1,025,165
              and University Projects Revenue Bonds, Series 1997B,
              Southern California College of Optometry, 6.300%, 4/01/21

       1,500 California Statewide Communities Development Authority,      12/06 at 105.00       N/R       1,519,005
              Certificates of Participation, San Diego Space and Science
              Foundation, Series 1996, 7.500%, 12/01/26

       4,335 Regents of the University of California, 1993 Refunding      11/03 at 102.00       Aa2       4,539,092
              Certificates of Participation, UCLA Central Chiller -
              Cogeneration Facility, 6.000%, 11/01/21

       1,000 Regents of the University of California, 2002 Series A,       1/10 at 101.00       Aa2       1,048,950
              Certificates of Participation, San Diego Campus and
              Sacramento Projects, 5.250%, 1/01/22
-------------------------------------------------------------------------------------------------------------------
             Healthcare - 10.2%

      15,000 California Health Facilities Financing Authority, Revenue    12/09 at 101.00        A3      15,929,250
              Bonds, Cedars-Sinai Medical Center, Series 1999A, 6.125%,
              12/01/30

       3,635 California Health Facilities Financing Authority, Insured     4/05 at 102.00         A       4,084,141
              Health Facility Revenue Bonds, Small Facilities Pooled
              Loan Program, Series 1994B, 7.500%, 4/01/22

       3,370 California Health Facilities Financing Authority, Hospital    5/03 at 102.00       BB+       3,042,908
              Revenue Bonds, Downey Community Hospital, Series 1993,
              5.750%, 5/15/15

       1,735 Central Joint Powers Health Financing Authority,              8/03 at 100.00      Baa1       1,623,734
              California, Certificates of Participation, Series 1993,
              Community Hospital of Central California, 5.000%, 2/01/23

       2,475 City of Loma Linda, California, Hospital Revenue Bonds,      12/03 at 102.00       BB-       2,442,899
              Loma Linda University Medical Center Project, Series
              1993-A, 6.000%, 12/01/06
-------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 9.4%

       8,400 ABAG Finance Authority for Nonprofit Corporations,              No Opt. Call      BBB-       9,024,540
              California, Multifamily Housing Revenue Refunding Bonds,
              United Dominion/2000 Post Apartments, 2000 Series B,
              6.250%, 8/15/30 (Mandatory put 8/15/08)

       2,905 California Statewide Communities Development Authority,       6/06 at 100.00       AAA       3,031,890
              Multifamily Housing Revenue Bonds, Monte Vista Terrace,
              Senior Lien Series 1996A, 6.375%, 9/01/20

       3,455 Community Redevelopment Agency of the City of Los Angeles,    6/05 at 105.00       AAA       3,834,704
              California, Multifamily Housing Revenue Refunding Bonds,
              1995 Series A, Angelus Plaza Project, 7.400%, 6/15/10

       3,935 City of Riverside, California, Multifamily Housing Revenue    3/03 at 100.00       AAA       3,941,335
              Bonds, Fannie Mae Pass-through Certificate Program, Palm
              Shadows Apartments Project, 1992 Series A, 6.500%, 1/01/18

       2,080 City of Salinas, California, Housing Facility Refunding       7/04 at 102.00       AAA       2,171,853
              Revenue Bonds, Series 1994A, GNMA Collateralized - Villa
              Serra Project, 6.500%, 7/20/17

       3,000 Housing Authority of the County of Santa Cruz, California,    7/03 at 100.00       AAA       3,006,120
              Multifamily Housing Refunding Revenue Bonds, Series 1990A,
              Fannie Mae Collateralized, 7.750%, 7/01/23
-------------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 3.8%

       1,660 California Rural Home Mortgage Finance Authority, Single        No Opt. Call       AAA       1,749,258
              Family Mortgage Revenue Bonds, Mortgage- Backed Securities
              Program, 1997 Series A, 7.000%, 9/01/29 (Alternative
              Minimum Tax)

       7,815 Department of Veterans Affairs of the State of California,    6/05 at 101.00       Aa2       8,127,834
              Home Purchase Revenue Bonds, 2000 Series C, 6.150%,
              12/01/27

       1,950 County of San Bernardino, California, Single Family Home       5/07 at 22.57       AAA         349,440
              Mortgage Revenue Bonds, Mortgage-Backed Securities
              Program, 1997 Series A, 0.000%, 5/01/31 (Alternative
              Minimum Tax)

----
7

Portfolio of Investments
NUVEEN CALIFORNIA MUNICIPAL BOND FUND (continued)
February 28, 2003

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Long-Term Care - 3.7%

     $ 5,500 ABAG Finance Authority for Non-Profit Corporations,          10/07 at 102.00       BB+ $     5,014,240
              California, American Baptist Homes of the West Facilities
              Project, Series 1997A, Certificates of Participation,
              5.850%, 10/01/27

       2,500 California Statewide Communities Development Authority,      11/04 at 102.00         A       2,730,225
              Certificates of Participation, Solheim Lutheran Home,
              6.500%, 11/01/17

       2,000 Chico Redevelopment Agency, California, Insured               8/03 at 100.00         A       2,003,480
              Certificates of Participation, Sierra Sunrise
              Lodge, Series 1991A, Walker Senior Housing Corporation
              VII, 6.750%, 2/01/21
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 9.5%

       8,500 State of California, Various Purpose General Obligation       3/10 at 101.00       AAA       9,120,585
              Bonds, 5.750%, 3/01/27 - MBIA Insured

       3,335 State of California, General Obligation Bonds, Derivative       No Opt. Call       AAA       5,286,075
              Tax-Exempt Receipts, Series 245, 20.590%, 2/01/15 (IF)

       2,500 State of California, General Obligation Bonds, Series 2002    2/12 at 100.00         A       2,520,275
              Refunding, 5.250%, 2/01/30

       6,000 Los Angeles Unified School District, Los Angeles County,      7/13 at 100.00       AAA       6,243,000
              California, General Obligation Bonds, Series 2003A,
              5.000%, 7/01/22 - FSA Insured (WI, settling 3/05/03)

       2,000 San Diego Unified School District, California, 2000 General   7/10 at 100.00       AAA       2,081,740
              Obligation Bonds, Election of 1998, Series B, 5.125%,
              7/01/22 - MBIA Insured
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 20.0%

       1,000 City of Brea Community Facilities District No. 1997-1,        3/06 at 102.00       N/R       1,001,710
              California, Olinda Heights Public Improvements, 1998
              Special Tax Bonds, 5.875%, 9/01/28

       2,400 Dinuba Financing Authority, California, Lease Revenue         8/12 at 102.00       AAA       2,459,472
              Refunding Bonds, Public Works Issue of 2002, 5.100%,
              8/01/32 - MBIA Insured

       2,000 La Mirada Redevelopment Agency, California, Community        10/08 at 102.00       N/R       2,020,860
              Facilities District No. 89-1, Civic Theatre Project, 1998
              Refunding Special Tax Bonds - Tax Increment Contribution,
              5.700%, 10/01/20

       6,215 City of Milpitas, Santa Clara County, California, Limited     3/03 at 103.00       N/R       6,406,981
              Obligation Improvement Bonds, Local Improvement District
              No. 20, 1998 Series A, 5.700%, 9/02/18

       5,000 Redevelopment Agency of the City of Oakland, California,      3/13 at 100.00       AAA       5,686,550
              Central District Redevelopment Project, Subordinate Lien
              Tax Allocation Bonds, Series 2003, 5.500%, 9/01/15 - FGIC
              Insured

         805 City of Ontario, San Bernardino County, California, Limited   3/03 at 103.00       N/R         842,320
              Obligation Improvement Bonds, Assessment District No.
              100C, California Commerce Center Phase III, 8.000%, 9/02/11

       2,250 County of Orange, California, Community Facilities District   8/09 at 102.00       N/R       2,412,967
              No. 99-1, California, Ladera Ranch, Series A of 1999,
              Special Tax Bonds, 6.700%, 8/15/29

       2,000 City of Poway, Community Facilities District No. 88-1,        8/08 at 102.00       N/R       2,186,480
              California, Parkway Business Centre, Special Tax Refunding
              Bonds, Series 1998, 6.750%, 8/15/15

       1,645 City of Rancho Cucamonga, California, Assessment District     3/03 at 103.00       N/R       1,693,922
              No. 93-1, Masi Plaza Limited Obligation Improvement Bonds,
              6.250%, 9/02/22

       1,280 Redding Joint Powers Financing Authority, California, Lease   6/03 at 102.00        A-       1,310,144
              Revenue Bonds, Capital Improvement Projects, Series 1993,
              6.250%, 6/01/23

       2,000 County of Riverside, California, Mobile Home Park Revenue     3/09 at 102.00       N/R       1,768,260
              Bonds, Bravo Mobile Home Park Project, Series 1999A,
              5.900%, 3/20/29

       1,000 Sacramento City Financing Authority, California, Lease          No Opt. Call       AAA       1,131,820
              Revenue Bonds, Series 1993A Refunding, 5.400%, 11/01/20 -
              AMBAC Insured

         995 County of Sacramento, California, Laguna Creek               12/07 at 102.00       N/R       1,004,393
              Ranch/Elliott Ranch Community Facilities District No. 1,
              Improvement Area No. 1, Special Tax Refunding Bonds,
              5.700%, 12/01/20

       2,000 San Dimas Housing Authority, California, Mobile Home Park     7/08 at 102.00       N/R       1,937,340
              Revenue Bonds, Charter Oak Mobile Home Estates Acquisition
              Project, Series 1998A, 5.700%, 7/01/28

       7,090 Redevelopment Agency of the City of San Marcos, California,  10/07 at 102.00         A       7,528,800
              Tax Allocation Bonds, 1997 Affordable Housing Project,
              Series 1977A, 6.000%, 10/01/27 (Alternative Minimum Tax)

       3,200 Seal Beach Redevelopment Agency, California, Mobile Home     12/11 at 102.00         A       3,328,960
              Park Revenue Bonds, Series 2000A, 5.750%, 12/15/35 - ACA
              Insured

----
8

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

     $ 4,000 Shafter Joint Powers Financing Authority, California, Lease   1/07 at 101.00         A $     4,296,080
              Revenue Bonds, 1997 Series A, Community Correctional
              Facility Acquisition Project, 6.050%, 1/01/17

       2,555 City of Stockton, California, Limited Obligation Refunding      No Opt. Call       N/R       2,708,147
              Improvement Bonds, Weber/Sperry Ranches Assessment
              District, Series 22, 5.650%, 9/02/13

       2,000 Taft Public Financing Authority, California, Lease Revenue    1/07 at 101.00         A       2,264,040
              Bonds, 1997 Series A, Community Correctional Facility
              Acquisition Project, 6.050%, 1/01/17

       1,500 Vallejo Public Financing Authority, California, 1998            No Opt. Call       N/R       1,547,400
              Limited Obligation Revenue Bonds, Fairgrounds Drive
              Assessment District Refinancing, 5.700%, 9/02/11
-------------------------------------------------------------------------------------------------------------------
             Transportation - 10.3%

       7,150 Foothill/Eastern Transportation Corridor Agency,              1/10 at 100.00      BBB-       6,742,808
              California, Toll Road Revenue Bonds, Series 1995A, 5.000%,
              1/01/35

       8,900 Foothill/Eastern Transportation Corridor Agency,              1/14 at 101.00      BBB-       6,168,679
              California, Toll Road Refunding Revenue Bonds,
              Series 1999, 0.000%, 1/15/28

             Port of Oakland, California, Revenue Bonds, 2000 Series K:
       3,700  5.500%, 11/01/09 (Alternative Minimum Tax) - FGIC Insured      No Opt. Call       AAA       4,176,116
       4,000  5.750%, 11/01/29 (Alternative Minimum Tax) - FGIC Insured    5/10 at 100.00       AAA       4,332,480

       5,500 Port of Oakland, California, Revenue Bonds, Series 2002M,    11/12 at 100.00       AAA       5,966,345
              5.250%, 11/01/19 - FGIC Insured
-------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 5.6%

       3,115 California Educational Facilities Authority, Revenue Bonds,   6/10 at 101.00   Baa3***       3,842,820
              Pooled College and University Projects, 2000 Series C,
              6.750%, 6/01/30

       2,505 Harbor Department of the City of Los Angeles, California,       No Opt. Call       AAA       3,217,021
              Revenue Bonds, Issue of 1988, 7.600%,10/01/18

       6,225 Merced Irrigation District, California, 2000 Subordinated     3/08 at 102.00       AAA       7,761,953
              Revenue Certificates of Participation, Electric System
              Project, 7.450%, 3/01/18 (Pre-refunded to 3/01/08)
-------------------------------------------------------------------------------------------------------------------
             Utilities - 13.7%

       2,020 Anaheim Public Financing Authority, California, Revenue      10/12 at 100.00       AAA       2,043,695
              Bonds, Electric System Distribution Facilities, Series
              2002A, 5.000%, 10/01/31 - FSA Insured

       1,534 California Pollution Control Financing Authority, Solid       7/07 at 102.00       N/R         218,313
              Waste Disposal Revenue Bonds, CanFibre of Riverside
              Project, Tax-Exempt Series 1997A, 9.000%, 7/01/19
              (Alternative Minimum Tax) #

       4,500 State of California Department of Water Resources, Power      5/12 at 101.00        A3       4,676,985
              Supply Revenue Bonds, Series 2002A, 5.125%, 5/01/18

       3,000 California Statewide Communities Development Authority,      12/04 at 102.00       N/R       2,533,740
              Certificates of Participation, Rio Bravo Fresno Project,
              Series 1999A Refunding, 6.300%, 12/01/18

             Department of Water and Power of Los Angeles, California,
             Power System Revenue Bonds, 2001 Series A1:
       5,000   5.250%, 7/01/15                                             7/11 at 100.00       AA-       5,485,800
      10,000   5.250%, 7/01/21 - FSA Insured                               7/11 at 100.00       AAA      10,627,000

       6,705 Merced Irrigation District, California, 2001 Electric         9/05 at 102.00      Baa3       7,088,057
              System Refunding Revenue Bonds, Electric System Project,
              6.850%, 9/01/36

       3,500 Puerto Rico Industrial, Tourist, Educational, Medical, and    6/10 at 101.00      Baa2       3,630,025
              Environmental Control Facilities Financing Authority,
              Cogeneration Facility Revenue Bonds, 2000 Series A,
              6.625%, 6/01/26 (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------
             Water and Sewer - 6.1%

       2,500 City of Fresno, California, Sewer System Revenue Bonds,         No Opt. Call       AAA       2,598,700
              1993 Series A-1, 4.750%, 9/01/21 - AMBAC Insured

       9,000 Department of Water and Power of the City of Los Angeles,     7/11 at 100.00        AA       9,090,630
              California, Waterworks Revenue Bonds, Series 2001A
              Refunding, 5.125%, 7/01/41

----
9

Portfolio of Investments
NUVEEN CALIFORNIA MUNICIPAL BOND FUND (continued)
February 28, 2003

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Water and Sewer (continued)

   $   1,670 Sacramento County Sanitation Districts Financing Authority,  12/10 at 101.00        AA $     2,547,702
              California, Sacramento Regional County Sanitation
              District, Residual Interest Certificates, Series 694R-A,
              15.240%, 12/01/10 (IF)

       1,385 Sacramento County Sanitation Districts Financing Authority,  12/10 at 101.00        AA       1,912,436
              California, Sacramento Regional County Sanitation
              District, Residual Interest Certificates, Series 694R-B,
              13.600%, 12/01/11 (IF)
-------------------------------------------------------------------------------------------------------------------
    $252,889 Total Long-Term Investments (cost $249,708,626) - 98.4%                                    261,725,374
-------------------------------------------------------------------------------------------------------------------
             Other Assets Less Liabilities - 1.6%                                                         4,152,227
             -----------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                      $   265,877,601
             -----------------------------------------------------------------------------------------------------

           * Optional Call Provisions (not covered by the report of independent accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent accountants):
              Using the higher of Standard & Poor's or Moody's rating.
          *** Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
           # Non-income producing security. On January 1, 2002, CFR Holdings, Inc. (an entity formed by Nuveen for the benefit of the Nuveen Funds owning various interests in CanFibre of Riverside) took possession of the CanFibre of Riverside assets on behalf of the various Nuveen Funds. CFR Holdings, Inc, has determined that a sale of the facility is in the best interest of shareholders and is proceeding accordingly.
          N/R Investment is not rated.
         (WI)  Security purchased on a when-issued basis.
         (IF) Inverse floating rate security.




                                See accompanying notes to financial statements.

----
10

Portfolio of Investments
NUVEEN CALIFORNIA INSURED MUNICIPAL BOND FUND
February 28, 2003

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 4.2%

    $  5,000 California Educational Facilities Authority, Student Loan     3/08 at 102.00       Aaa $      5,228,150
              Revenue Bonds, Cal Loan Program, Series 2001A, 5.400%,
              3/01/21 (Alternative Minimum Tax) - MBIA Insured

       1,030 Foundation of California State University, Monterey Bay,      6/11 at 100.00       AAA        1,073,662
              Auxiliary Organization Bonds, Series 2001, 5.350%, 6/01/31
              - MBIA Insured

       5,000 Long Beach Bond Finance Authority, California, Lease         11/11 at 101.00       AAA        5,193,750
              Revenue Refunding Bonds, The Aquarium of the South
              Pacific, 5.250%, 11/01/30 - AMBAC Insured
--------------------------------------------------------------------------------------------------------------------
             Healthcare - 4.8%

       2,000 Antelope Valley Healthcare District, California, Insured      1/08 at 102.00       AAA        2,049,920
              Refunding Revenue Bonds, Series 1997A, 5.200%, 1/01/27 -
              FSA Insured

       4,000 California Statewide Communities Development Authority,       8/09 at 101.00       AAA        4,274,880
              Certificates of Participation, Members of the Sutter
              Health Obligated Group, 5.500%, 8/15/31 - FSA Insured

       6,000 City of Oakland, California, Insured Revenue Bonds, 1800      1/10 at 100.00       AAA        6,815,400
              Harrison Foundation - Kaiser Permanente, Series 1999A,
              6.000%, 1/01/29 - AMBAC Insured
--------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 10.2%

             California Statewide Communities Development Authority,
             Multifamily Housing Revenue Senior Bonds, Westgate
             Courtyards Apartments Project, Series 2001-X1:
       1,000  5.200%, 12/01/16 - AMBAC Insured                            12/11 at 100.00       AAA        1,062,790
       4,180  5.420%, 12/01/34 - AMBAC Insured                            12/11 at 100.00       AAA        4,343,814

       1,720 California Statewide Communities Development Authority,      12/12 at 100.00       AAA        1,726,639
              Multifamily Revenue Bonds, Heritage Park Apartments,
              Senior Lien Series 2002-PP-1, 5.250%, 6/01/36 (Alternative
              Minimum Tax) - AMBAC Insured

       6,526 California Statewide Communities Development Authority,      11/10 at 105.00       Aaa        7,760,262
              Residential Care Revenue Bonds, GNMA Collateralized,
              Canoga Care Centre Project, 2000 Series A, 7.500%, 11/20/35

       2,765 Community Redevelopment Agency of the City of Los Angeles,    6/05 at 105.00       AAA        3,068,873
              California, Multifamily Housing Revenue Refunding Bonds,
              1995 Series A, Angelus Plaza Project, 7.400%, 6/15/10

       3,865 City of Los Angeles, California, Multifamily Housing          7/11 at 102.00       AAA        4,058,675
              Revenue Bonds, GNMA Mortgage-Backed Securities Program,
              Park Plaza West Senior Apartments Project, Series 2001B,
              5.400%, 1/20/31

       2,375 City of Napa, California, Mortgage Revenue Refunding Bonds,   7/03 at 101.00       AAA        2,425,920
              FHA-Insured, Series 1992A, Creekside Park Apartments
              Project, 6.625%, 7/01/24 - MBIA Insured

       2,000 City of Napa, California, Mortgage Revenue Refunding Bonds,   7/04 at 101.00       AAA        2,066,000
              FHA-Insured, Series 1994A, Creekside Park II Apartments
              Project, 6.625%, 7/01/25 - MBIA Insured

       1,285 Housing Authority of the County of Santa Cruz, California,    7/09 at 102.00       AAA        1,336,580
              Multifamily Housing Revenue Bonds, GNMA Collateralized,
              Northgate Apartments, 1999 Series A, 5.500%, 7/20/40
--------------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 11.9%

       4,750 California Housing Finance Agency, Single Family Mortgage     2/07 at 102.00       AAA        4,981,990
              Bonds, 1997 Series A-1, 6.050%, 8/01/26 (Alternative
              Minimum Tax)

       1,290 California Housing Finance Agency, Home Mortgage Revenue      8/07 at 102.00       AAA        1,351,378
              Bonds, 1997 Series E, 6.100%, 8/01/29 (Alternative Minimum
              Tax) - AMBAC Insured

          35 California Housing Finance Agency, Home Mortgage Revenue      2/06 at 102.00       AAA           35,590
              Bonds, 1996 Series E, 6.150%, 8/01/25 (Alternative Minimum
              Tax) - MBIA Insured

       1,250 California Housing Finance Agency, Home Mortgage Revenue      8/11 at 100.00       AAA        1,320,138
              Bonds, 2001 Series L, 5.150%, 8/01/17 - FSA Insured

      34,380 California Housing Finance Agency, Home Mortgage Revenue       2/12 at 54.57       AAA       11,670,291
              Bonds, 2002 Series K, 0.000%, 2/01/22 (Alternative Minimum
              Tax) - MBIA Insured

       4,000 California Rural Home Mortgage Finance Authority, Single        No Opt. Call       Aaa        4,207,880
              Family Mortgage Revenue Bonds, GNMA Mortgage-Backed
              Securities Program, 2002 Series D, 5.650%, 6/01/34
              (Alternative Minimum Tax)

----
11

Portfolio of Investments
NUVEEN CALIFORNIA INSURED MUNICIPAL BOND FUND (continued)
February 28, 2003

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             Housing/Single Family (continued)

             Department of Veterans Affairs of the State of California,
             Home Purchase Revenue Bonds, Series 2002A:
    $  3,500  5.300%, 12/01/21 - AMBAC Insured                             6/12 at 101.00       AAA $      3,683,960
       5,000  5.350%, 12/01/27 - AMBAC Insured                             6/12 at 101.00       AAA        5,202,650
--------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 19.3%

      31,000 State of California, Various Purpose General Obligation       3/10 at 101.00       AAA       33,263,310
              Bonds, 5.750%, 3/01/27 - MBIA Insured

       3,305 Centinela Valley Union High School District, Los Angeles      8/10 at 102.00       AAA        3,412,776
              County, California, General Obligation Bonds, Election of
              2002, Series C, 5.200%, 8/01/32 - FGIC Insured

             Golden West Schools Financing Authority, California, 1998
             Revenue Bonds, Series A, School District General Obligation
             Refunding Program:
       2,650  0.000%, 8/01/19 - MBIA Insured                                8/13 at 68.56       AAA        1,078,577
       2,755  0.000%, 8/01/20 - MBIA Insured                                8/13 at 63.85       AAA        1,032,629
       2,855  0.000%, 8/01/21 - MBIA Insured                                8/13 at 59.63       AAA          991,342

       5,000 Los Angeles Unified School District, California, General      7/12 at 100.00       AAA        5,145,500
              Obligation Bonds, Election of 1997, 2002 Series E, 5.125%,
              1/01/27 - MBIA Insured

       3,040 Sulphur Springs Union School District, Los Angeles County,      No Opt. Call       AAA        1,736,995
              California, General Obligation Bonds, Election of 1991,
              Series A, 0.000%, 9/01/15 - MBIA Insured

       4,900 West Covina Unified School District, Los Angeles County,        No Opt. Call       AAA        5,789,399
              California, General Obligation Bonds, Series 2002A
              Refunding, 5.800%, 8/01/30 - MBIA Insured
--------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 20.3%

       1,225 Redevelopment Agency of the City of Barstow, California,        No Opt. Call       AAA        1,585,677
              Central Redevelopment Project Tax Allocation Bonds, 1994
              Series A, 7.000%, 9/01/14 - MBIA Insured

       7,005 Big Bear Lake Financing Authority, San Bernardino County,     8/05 at 102.00       AAA        7,873,620
              California, 1995 Tax Allocation Refunding Revenue Bonds,
              6.300%, 8/01/25 - AMBAC Insured

       1,180 Capistrano Unified School District, Orange County,            8/10 at 101.00       AAA        1,348,303
              California, School Facilities Improvement District No. 1,
              Election of 1999, General Obligation Bonds, Series A,
              5.875%, 8/01/20 - FGIC Insured

       6,990 Chino Unified School District, California, Certificates of    9/05 at 102.00       AAA        7,851,168
              Participation, 1995 Master Lease Program, 6.125%, 9/01/26
              - FSA Insured

         850 Redevelopment Agency of the City of Concord, California,      7/03 at 100.00       AAA          869,117
              Central Concord Redevelopment Project, Tax Allocation
              Bonds, Series 1988-2, 7.875%, 7/01/07 - MBIA Insured

       4,150 Redevelopment Agency of the City of Moorpark, California,    10/12 at 102.00       AAA        4,259,353
              Tax Allocation Bonds, Moorpark Redevelopment Project,
              Series 2001, 5.125%, 10/01/31 - AMBAC Insured

       7,040 Norwalk Community Facilities Financing Authority, Los         9/05 at 102.00       AAA        7,907,046
              Angeles County, California, Tax Allocation Refunding
              Revenue Bonds, 1995 Series A, 6.050%, 9/01/25 - FSA Insured

       5,120 County of Orange, California, 1996 Recovery Certificates of   7/06 at 102.00       AAA        5,871,974
              Participation, Series A, 6.000%, 7/01/26 - MBIA Insured

      14,050 Paramount Redevelopment Agency, Los Angeles County,             No Opt. Call       AAA        4,009,870
              California, Redevelopment Project Area No. 1, Compound
              Interest Tax Allocation Refunding Bonds, Issue of 1998,
              0.000%, 8/01/26 - MBIA Insured

       8,000 County of Riverside Asset Leasing Corporation, California,    6/12 at 101.00       AAA        8,468,000
              Leasehold Revenue Bonds, 1997 Series B, County of
              Riverside Hospital Project, 5.000%, 6/01/19 - MBIA Insured

             Redevelopment Agency of the City and County of San
             Francisco, California, Lease Revenue Bonds, Series 1994,
             George R. Moscone Convention Center:
       2,250  6.800%, 7/01/19 - FSA Insured                                7/04 at 102.00       AAA        2,458,575
       1,000  6.750%, 7/01/24 - FSA Insured                                7/04 at 102.00       AAA        1,092,040

       1,490 Tulare Public Financing Authority, California, Lease         10/07 at 102.00       AAA        1,545,562
              Revenue Bonds, Series 1997, Capital Facilities Project,
              5.125%, 10/01/22 - MBIA Insured

----
12

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             Transportation - 9.7%

    $  6,500 Foothill/Eastern Transportation Corridor Agency,              1/10 at 100.00       AAA $      6,550,895
              California, Toll Road Revenue Bonds, Series 1995A, 5.000%,
              1/01/35 - MBIA Insured

       3,255 Foothill/Eastern Transportation Corridor Agency,              1/10 at 101.00       AAA        3,476,405
              California, Toll Road Refunding Revenue Bonds, Series
              1999, 5.750%, 1/15/40 - MBIA Insured

       2,000 Port of Oakland, California, Revenue Bonds, 2000 Series K,    5/10 at 100.00       AAA        2,166,240
              5.750%, 11/01/29 (Alternative Minimum Tax) - FGIC Insured

       1,290 Airports Commission of the City and County of San             1/08 at 101.00       AAA        1,319,270
              Francisco, California, San Francisco International
              Airport, Special Facilities Lease Revenue Bonds, SFO Fuel
              Company LLC, Series 1997A, 5.250%, 1/01/22 (Alternative
              Minimum Tax) - AMBAC Insured

       3,470 Airports Commission of the City and County of San             5/08 at 101.00       AAA        3,653,043
              Francisco, California, San Francisco International
              Airport, Second Series Revenue Bonds, Issue 16A, 5.375%,
              5/01/16 (Alternative Minimum Tax) - FSA Insured

       1,320 Airports Commission of the City and County of San             1/08 at 102.00       AAA        1,483,548
              Francisco, California, San Francisco International
              Airport, Special Facilities Lease Revenue Bonds, SFO Fuel
              Company LLC, Series 2000A, 6.100%, 1/01/20 (Alternative
              Minimum Tax) - FSA Insured

         625 Airports Commission of the City and County of San             5/10 at 101.00       AAA          651,025
              Francisco, California, San Francisco International
              Airport, Second Series Revenue Bonds, Issue 26B, 5.000%,
              5/01/21 - FGIC Insured

       5,000 Airports Commission of the City and County of San             5/11 at 100.00       AAA        5,074,300
              Francisco, California, San Francisco International
              Airport, Second Series Revenue Refunding Bonds, Issue 27A,
              5.250%, 5/01/31 (Alternative Minimum Tax) - MBIA Insured

       2,000 Southern California Rapid Transit District, Certificates of   7/03 at 101.50       AAA        2,041,000
              Participation, Workers Compensation Funding Program,
              7.500%, 7/01/05 - MBIA Insured
--------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 6.5%

       3,000 Gilroy Unified School District, Santa Clara County,           9/04 at 102.00       AAA        3,293,430
              California, Certificates of Participation, Series of 1994,
              6.250%, 9/01/12 (Pre-refunded to 9/01/04) - FSA Insured

       4,000 Puerto Rico Infrastructure Financing Authority, Special      10/10 at 101.00       AAA        4,364,320
              Obligation Bonds, 2000 Series A, 5.500%, 10/01/40

       6,070 Sacramento City Unified School District, Sacramento County,   7/09 at 102.00       Aaa        7,398,237
              California, General Obligation Bonds, Series 2000A,
              6.000%, 7/01/29 (Pre-refunded to 7/01/09) - FGIC Insured

       2,500 San Bernardino County Transportation Authority, California,   3/03 at 101.00       AAA        2,699,275
              Sales Tax Revenue Bonds, Limited Tax Bonds, 1992 Series A,
              6.000%, 3/01/10 - FGIC Insured
--------------------------------------------------------------------------------------------------------------------
             Utilities - 5.6%

       5,000 California Pollution Control Financing Authority, Pollution   4/11 at 102.00       AAA        5,407,250
              Control Refunding Revenue Bonds, Pacific Gas and Electric
              Company, 1996A Remarketed, 5.350%, 12/01/16 (Alternative
              Minimum Tax) - MBIA Insured

       1,000 California Pollution Control Financing Authority, Pollution   9/09 at 101.00       AAA        1,042,790
              Control Revenue Refunding Bonds, Southern California
              Edison Company, Series 1999B, 5.450%, 9/01/29 - MBIA
              Insured

       3,500 Northern California Power Agency, Hydroelectric Project       7/08 at 101.00       AAA        3,622,640
              Number One Revenue Bonds, 1998 Refunding Series A, 5.125%,
              7/01/23 - MBIA Insured

       1,950 Salinas Valley Solid Waste Authority, California, Revenue     8/12 at 100.00       AAA        1,988,123
              Bonds, Series 2002, 5.250%, 8/01/27 (Alternative Minimum
              Tax) - AMBAC Insured

       3,000 City of Shasta Lake, California, Series 1996-2,               4/05 at 102.00       AAA        3,314,580
              Certificates of Participation, 6.000%, 4/01/16 - FSA
              Insured
--------------------------------------------------------------------------------------------------------------------
             Water and Sewer - 6.3%

       3,070 California Special District Finance Program, Certificates     9/10 at 100.00       AAA        3,202,808
              of Participation, Jurupa Community Services District,
              Water and Wastewater Revenue Bonds, Series 2001NN, 5.250%,
              9/01/32 - MBIA Insured

       4,350 Metropolitan Water District of Southern California, Water     1/08 at 101.00       AAA        4,384,538
              Revenue Bonds, 1997 Authorization, Series A, 5.000%,
              7/01/37 - FGIC Insured

       2,500 Metropolitan Water District of Southern California, Water     7/06 at 100.00       AAA        2,514,050
              Revenue Refunding Bonds, 1996 Series B, 4.750%, 7/01/21 -
              MBIA Insured

----
13

Portfolio of Investments
NUVEEN CALIFORNIA INSURED MUNICIPAL BOND FUND (continued)
February 28, 2003

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Water and Sewer (continued)

    $  5,000 City of San Diego Public Facilities Financing Authority,      5/05 at 101.00       AAA $     5,053,550
              California, Sewer Revenue Bonds, Series 1995, 5.000%,
              5/15/25 - FGIC Insured

       2,000 Public Utilities Commission of the City and County of San    11/11 at 100.00       AAA       2,120,440
              Francisco, California, Water Revenue Bonds, Series 2001A,
              5.000%, 11/01/18 - FSA Insured
-------------------------------------------------------------------------------------------------------------------
    $291,206 Total Long-Term Investments (cost $248,735,507) - 98.8%                                    269,351,782
-------------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 1.2%                                                         3,321,409
             -----------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                      $   272,673,191
             -----------------------------------------------------------------------------------------------------

              All of the bonds in the portfolio are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.
            * Optional Call Provisions (not covered by the report of
              independent accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent accountants):
              Using the higher of Standard & Poor's or Moody's rating.




                                See accompanying notes to financial statements.

----
14

Statement of Assets and Liabilities
February 28, 2003

                                                                                 California
                                                                California          Insured
-------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value         $261,725,374     $269,351,782
Cash                                                            3,617,844          836,411
Receivables:
 Interest                                                       4,146,924        3,747,183
 Investments sold                                               3,821,638               --
 Shares sold                                                       19,000          132,295
Other assets                                                        1,286            1,253
-------------------------------------------------------------------------------------------
   Total assets                                               273,332,066      274,068,924
-------------------------------------------------------------------------------------------
Liabilities
Payables:
 Investments purchased                                          6,130,680               --
 Shares redeemed                                                   26,821          178,184
Accrued expenses:
 Management fees                                                  109,532          112,602
 12b-1 distribution and service fees                               30,687           34,881
 Other                                                             81,840           80,015
Dividends payable                                               1,074,905          990,051
-------------------------------------------------------------------------------------------
   Total liabilities                                            7,454,465        1,395,733
-------------------------------------------------------------------------------------------
Net assets                                                   $265,877,601     $272,673,191
-------------------------------------------------------------------------------------------
Class A Shares
Net assets                                                   $ 53,440,730     $ 77,311,914
Shares outstanding                                              5,188,286        6,991,048
Net asset value and redemption price per share               $      10.30     $      11.06
Offering price per share (net asset value per share plus
 maximum sales charge of 4.20% of offering price)            $      10.75     $      11.54
-------------------------------------------------------------------------------------------
Class B Shares
Net assets                                                   $ 18,430,509     $ 21,602,109
Shares outstanding                                              1,790,590        1,951,295
Net asset value, offering and redemption price per share     $      10.29     $      11.07
-------------------------------------------------------------------------------------------
Class C Shares
Net assets                                                   $ 17,319,656     $ 13,081,548
Shares outstanding                                              1,682,641        1,190,239
Net asset value, offering and redemption price per share     $      10.29     $      10.99
-------------------------------------------------------------------------------------------
Class R Shares
Net assets                                                   $176,686,706     $160,677,620
Shares outstanding                                             17,144,471       14,536,158
Net asset value, offering and redemption price per share     $      10.31     $      11.05
-------------------------------------------------------------------------------------------

Net Assets Consist of:
-------------------------------------------------------------------------------------------
Capital paid-in                                              $263,343,477     $252,098,138
Undistributed (Over-distribution of) net investment income        (80,920)         (91,912)
Accumulated net realized gain (loss) from investment           (9,401,704)
 transactions                                                                       50,690
Net unrealized appreciation of investments                     12,016,748       20,616,275
-------------------------------------------------------------------------------------------
Net assets                                                   $265,877,601     $272,673,191
-------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
15

Statement of Operations
Year Ended February 28, 2003

                                                                                     California
                                                                       California       Insured
-----------------------------------------------------------------------------------------------
Investment Income                                                    $15,271,484   $14,228,856
-----------------------------------------------------------------------------------------------
Expenses
Management fees                                                        1,428,475     1,446,779
12b-1 service fees - Class A                                             106,948       145,815
12b-1 distribution and service fees - Class B                            156,422       192,114
12b-1 distribution and service fees - Class C                            118,537        88,609
Shareholders' servicing agent fees and expenses                          202,196       167,079
Custodian's fees and expenses                                             64,603        82,846
Trustees' fees and expenses                                                4,735         6,695
Professional fees                                                         62,454        14,996
Shareholders' reports - printing and mailing expenses                     33,794        30,347
Federal and state registration fees                                        4,388         5,252
Portfolio insurance expense                                                   --         8,607
Other expenses                                                             7,820         7,938
-----------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                             2,190,372     2,197,077
  Custodian fee credit                                                    (9,871)      (17,760)
-----------------------------------------------------------------------------------------------
Net expenses                                                           2,180,501     2,179,317
-----------------------------------------------------------------------------------------------
Net investment income                                                 13,090,983    12,049,539
-----------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain (loss) from investments                             (9,401,703)      806,696
Net change in unrealized appreciation or depreciation of investments  11,059,494     4,586,709
-----------------------------------------------------------------------------------------------
Net gain from investments                                              1,657,791     5,393,405
-----------------------------------------------------------------------------------------------
Net increase in net assets from operations                           $14,748,774   $17,442,944
-----------------------------------------------------------------------------------------------



                                See accompanying notes to financial statements.

----
16

Statement of Changes in Net Assets

                                                                               California              California Insured
                                                                      ---------------------------  --------------------------
                                                                         Year Ended     Year Ended    Year Ended    Year Ended
                                                                            2/28/03        2/28/02       2/28/03       2/28/02
--------------------------------------------------------------------- ------------  -------------  ------------  ------------
Operations
Net investment income                                                 $ 13,090,983  $  13,765,997  $ 12,049,539  $ 11,970,483
Net realized gain (loss) from investments                               (9,401,703)       611,583       806,696     4,221,395
Net change in unrealized appreciation or depreciation of investments    11,059,494     (4,445,371)    4,586,709    (1,465,034)
--------------------------------------------------------------------- ------------  -------------  ------------  ------------
Net increase in net assets from operations                              14,748,774      9,932,209    17,442,944    14,726,844
--------------------------------------------------------------------- ------------  -------------  ------------  ------------
Distributions to Shareholders
From and in excess of net investment income:
  Class A                                                               (2,686,401)    (2,634,896)   (3,306,139)   (3,128,381)
  Class B                                                                 (700,936)      (626,178)     (763,010)     (649,512)
  Class C                                                                 (711,730)      (703,757)     (466,379)     (391,515)
  Class R                                                               (9,338,068)    (9,858,920)   (7,615,033)   (7,960,327)
From accumulated net realized gains from investments:
  Class A                                                                  (11,959)      (124,848)     (534,535)     (244,843)
  Class B                                                                   (3,897)       (33,434)     (148,438)      (65,417)
  Class C                                                                   (3,623)       (38,154)      (87,718)      (39,488)
  Class R                                                                  (39,655)      (436,302)   (1,156,255)     (573,352)
--------------------------------------------------------------------- ------------  -------------  ------------  ------------
Decrease in net assets from distributions to shareholders              (13,496,269)   (14,456,489)  (14,077,507)  (13,052,835)
--------------------------------------------------------------------- ------------  -------------  ------------  ------------
Fund Share Transactions
Net proceeds from sale of shares                                        21,118,278     23,638,562    29,597,898    35,085,492
Net proceeds from shares issued to shareholders due to reinvestment
 of distributions                                                        7,658,825      8,213,777     8,276,583     7,601,945
--------------------------------------------------------------------- ------------  -------------  ------------  ------------
                                                                        28,777,103     31,852,339    37,874,481    42,687,437
Cost of shares redeemed                                                (27,365,400)   (33,088,490)  (32,063,039)  (27,697,706)
--------------------------------------------------------------------- ------------  -------------  ------------  ------------
Net increase (decrease) in net assets from Fund share transactions       1,411,703     (1,236,151)    5,811,442    14,989,731
--------------------------------------------------------------------- ------------  -------------  ------------  ------------
Net increase (decrease) in net assets                                    2,664,208     (5,760,431)    9,176,879    16,663,740
Net assets at the beginning of year                                    263,213,393    268,973,824   263,496,312   246,832,572
------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                         $265,877,601  $ 263,213,393  $272,673,191  $263,496,312
--------------------------------------------------------------------- ------------  -------------  ------------  ------------
Undistributed (Over-distribution of) net investment income at the end
 of year                                                              $    (80,920) $     299,581  $    (91,912) $    (43,832)
--------------------------------------------------------------------- ------------  -------------  ------------  ------------



                                See accompanying notes to financial statements.

----
17

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Multistate Trust II (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen California Municipal Bond Fund ("California") and the Nuveen California Insured Municipal Bond Fund ("California Insured") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were organized as series of predecessor trusts or corporations prior to that date.

The Funds seek to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the Funds or its designee may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At February 28, 2003, California had an outstanding when-issued purchase commitment of $6,130,680. There were no such outstanding purchase commitments in California Insured.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend. Generally, payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, and net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-
 distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and California state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended February 28, 2003, have been designated Exempt Interest Dividends.

Insurance
California Insured invests in municipal securities which are either covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund's shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance is effective only while the municipal securities are held by the Fund.


----
18

Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund's shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics including inverse floating rate securities. During the fiscal year ended February 28, 2003, California invested in inverse floating rate securities for the purpose of enhancing portfolio yield. Inverse floating rate securities are identified in the Portfolio of Investments and are marked to market daily. The interest rate of an inverse floating rate security has an inverse relationship to the interest rate of a short-term floating rate security. Consequently, as the interest rate of the floating rate security rises, the interest rate on the inverse floating rate security declines. Conversely, as the interest rate of the floating rate security declines, the interest rate on the inverse floating rate security rises. The price of an inverse floating rate security will be more volatile than that of an otherwise comparable fixed rate security since the interest rate is dependent on an underlying fixed coupon rate or the general level of long-term interest rates as well as the short-term interest paid on the floating rate security, and because the inverse floating rate security typically bears the risk of loss of a greater face value of an underlying bond. California Insured did not invest in any such securities during the fiscal year ended February 28, 2003.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.


----
19

2. Fund Shares

Transactions in Fund shares were as follows:

                                                                      California
                                                  --------------------------------------------------

                                                         Year Ended                Year Ended
                                                           2/28/03                   2/28/02
                                                  ------------------------  ------------------------
                                                       Shares        Amount      Shares        Amount
-----------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                            718,657  $  7,336,059   1,347,583  $ 13,796,339
  Class B                                            467,335     4,769,471     321,993     3,287,333
  Class C                                            530,749     5,419,577     314,040     3,215,457
  Class R                                            350,448     3,593,171     325,625     3,339,433
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                            123,970     1,269,062     121,469     1,246,240
  Class B                                             23,408       239,465      19,822       203,125
  Class C                                             35,389       362,009      31,070       318,700
  Class R                                            565,116     5,788,289     627,669     6,445,712
-----------------------------------------------------------------------------------------------------
                                                   2,815,072    28,777,103   3,109,271    31,852,339
-----------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                           (832,306)   (8,525,341) (1,332,616)  (13,599,925)
  Class B                                           (165,813)   (1,693,818)   (300,298)   (3,074,386)
  Class C                                           (339,374)   (3,472,756)   (240,175)   (2,434,019)
  Class R                                         (1,335,481)  (13,673,485) (1,362,667)  (13,980,160)
-----------------------------------------------------------------------------------------------------
                                                  (2,672,974)  (27,365,400) (3,235,756)  (33,088,490)
-----------------------------------------------------------------------------------------------------
Net increase (decrease)                              142,098  $  1,411,703    (126,485) $ (1,236,151)
-----------------------------------------------------------------------------------------------------

                                                                  California Insured
                                                  --------------------------------------------------

                                                         Year Ended                Year Ended
                                                           2/28/03                   2/28/02
                                                  ------------------------  ------------------------
                                                       Shares        Amount      Shares        Amount
-----------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                          1,450,651  $ 15,803,805   1,582,640  $ 17,270,497
  Class B                                            388,752     4,248,910     675,722     7,363,789
  Class C                                            497,108     5,429,379     544,611     5,898,763
  Class R                                            379,387     4,115,804     419,874     4,552,443
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                            174,383     1,903,059     161,488     1,755,795
  Class B                                             33,317       363,778      26,570       289,369
  Class C                                             31,003       335,871      28,485       307,879
  Class R                                            520,283     5,673,875     483,212     5,248,902
-----------------------------------------------------------------------------------------------------
                                                   3,474,884    37,874,481   3,922,602    42,687,437
-----------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                         (1,048,611)  (11,388,911) (1,206,794)  (13,161,717)
  Class B                                           (206,883)   (2,265,093)   (208,063)   (2,246,136)
  Class C                                           (424,309)   (4,587,766)   (181,235)   (1,948,835)
  Class R                                         (1,265,107)  (13,821,269)   (954,172)  (10,341,018)
-----------------------------------------------------------------------------------------------------
                                                  (2,944,910)  (32,063,039) (2,550,264)  (27,697,706)
-----------------------------------------------------------------------------------------------------
Net increase                                         529,974  $  5,811,442   1,372,338  $ 14,989,731
-----------------------------------------------------------------------------------------------------


----
20

3. Securities Transactions

Purchases and sales (including maturities) of investments in long-term municipal securities and short-term securities for the fiscal year ended February 28, 2003, were as follows:

                                                          California
                                              California     Insured
           ---------------------------------------------------------
           Purchases:
             Long-term municipal securities  $67,369,587 $66,745,881
             Short-term securities            14,500,000   5,000,000
           Sales and maturities:
             Long-term municipal securities   64,819,912  68,825,630
             Short-term securities            15,300,000   5,000,000
           ---------------------------------------------------------

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing income on taxable market discount securities and timing differences in recognizing certain gains and losses on security transactions.

At February 28, 2003, the cost of investments were as follows:

                                                    California
                                       California      Insured
                 ---------------------------------------------
                 Cost of investments $249,634,086 $248,627,182
                 ---------------------------------------------

Gross unrealized appreciation and gross unrealized depreciation of investments at February 28, 2003, were as follows:

                                                               California
                                                   California     Insured
      -------------------------------------------------------------------
      Gross unrealized:
       Appreciation                              $15,508,122  $20,724,600
       Depreciation                               (3,416,834)          --
      -------------------------------------------------------------------
      Net unrealized appreciation on investments $12,091,288  $20,724,600
      -------------------------------------------------------------------

The tax components of undistributed net investment income and net realized gains at February 28, 2003, were as follows:

                                                             California
                                                  California    Insured
        ---------------------------------------------------------------
        Undistributed tax-exempt income             $914,841   $789,618
        Undistributed ordinary income *                   --     77,026
        Undistributed net long-term capital gains         --         --
        ---------------------------------------------------------------

The tax character of distributions paid during the fiscal years ended February 28, 2003 and February 28, 2002, was as follows:

                                                                 California
     2003                                            California     Insured
     ----------------------------------------------------------------------
     Distributions from tax-exempt income           $13,491,094 $12,112,054
     Distributions from ordinary income *                 1,755      77,346
     Distributions from net long-term capital gains      59,134   1,918,030
     ----------------------------------------------------------------------
                                                                 California
     2002                                            California     Insured
     ----------------------------------------------------------------------
     Distributions from tax-exempt income           $13,915,425 $12,108,113
     Distributions from ordinary income *               134,338          --
     Distributions from net long-term capital gains     499,973     923,100
     ----------------------------------------------------------------------

*Ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At February 28, 2003, the California Fund had an unused capital loss carryforward of $1,920,794 available to be applied against future capital gains, if any. If not applied, the carryforward will expire in the year 2011.


----
21

The Funds have elected to defer net realized losses from investments incurred from November 1, 2002 through February 28, 2003 ("post-October losses") in accordance with Federal income tax regulations. The following post-October losses are treated as having arisen in the following fiscal year:

                                         California
                              California    Insured
                            -----------------------
                              $7,480,908    $26,203
                            -----------------------

5. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. (formerly, The John Nuveen Company), each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net assets of each Fund as follows:

                 Average Daily Net Assets       Management Fee
                 ----------------------------------------------
                 For the first $125 million              .5500%
                 For the next $125 million               .5375
                 For the next $250 million               .5250
                 For the next $500 million               .5125
                 For the next $1 billion                 .5000
                 For the next $3 billion                 .4750
                 For net assets over $5 billion          .4500
                 ----------------------------------------------

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of each Fund in order to limit total expenses to .75% of the average daily net assets of California and .975% of the average daily net assets of California Insured, excluding any 12b-1 fees applicable to Class A, B and C Shares. The Adviser may also voluntarily agree to reimburse additional expenses from time to time. Voluntary reimbursements may be terminated at any time at the Adviser's discretion.

During the fiscal year ended February 28, 2003, Nuveen Investments, LLC (the "Distributor"), (formerly, Nuveen Investments), a wholly owned subsidiary of Nuveen Investments, Inc., collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                                            California
                                                 California    Insured
          ------------------------------------------------------------
          Sales charges collected (unaudited)      $150,791   $271,123
          Paid to authorized dealers (unaudited)    131,037    271,123
          ------------------------------------------------------------

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended February 28, 2003, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                                        California
                                             California    Insured
             -----------------------------------------------------
             Commission advances (unaudited)   $213,454   $266,600
             -----------------------------------------------------

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended February 28, 2003, the Distributor retained such 12b-1 fees as follows:

                                                        California
                                             California    Insured
             -----------------------------------------------------
             12b-1 fees retained (unaudited)   $153,377   $196,425
             -----------------------------------------------------

The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments.


----
22

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended February 28, 2003, as follows:

                                                     California
                                          California    Insured
                -----------------------------------------------
                CDSC retained (unaudited)    $59,738    $66,637
                -----------------------------------------------

6. Subsequent Event - Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on April 1, 2003, to shareholders of record on March 7, 2003, as follows:

                                                  California
                                       California    Insured
                   -----------------------------------------
                   Dividend per share:
                     Class A               $.0410     $.0400
                     Class B                .0345      .0330
                     Class C                .0365      .0345
                     Class R                .0430      .0415
                   -----------------------------------------



----
23

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                                     Investment Operations       Less Distributions
                                                   -------------------------  -----------------------


CALIFORNIA


                                                                  Net            From
                                                            Realized/          and in
                                                           Unrealized          Excess
                                         Beginning     Net    Invest-          of Net                  Ending
                                               Net Invest-       ment         Invest-                     Net
                                             Asset    ment       Gain            ment  Capital          Asset     Total
Year Ended February 28/29,                   Value  Income     (Loss)   Total  Income    Gains   Total  Value Return(a)
---------------------------------------  --------- ------- ----------  -----  -------  -------  -----  ------ ---------
Class A (9/94)
 2003                                    $10.25       $.50      $ .06  $ .56    $(.51)   $  --  $(.51) $10.30      5.67%
 2002                                        10.42     .53       (.15)   .38     (.53)    (.02)  (.55)  10.25      3.82
 2001                                        10.01     .57        .41    .98     (.57)      --   (.57)  10.42      9.99
 2000                                        10.89     .55       (.89)  (.34)    (.54)      --   (.54)  10.01     (3.12)
 1999                                        10.91     .54        .03    .57     (.54)    (.05)  (.59)  10.89      5.28
Class B (3/97)
 2003                                        10.24     .43        .06    .49     (.44)      --   (.44)  10.29      4.88
 2002                                        10.41     .45       (.15)   .30     (.45)    (.02)  (.47)  10.24      3.04
 2001                                        10.00     .49        .41    .90     (.49)      --   (.49)  10.41      9.23
 2000                                        10.89     .47       (.89)  (.42)    (.47)      --   (.47)  10.00     (3.93)
 1999                                        10.92     .47        .01    .48     (.46)    (.05)  (.51)  10.89      4.44
Class C (9/94)
 2003                                        10.25     .45        .05    .50     (.46)      --   (.46)  10.29      5.02
 2002                                        10.42     .47       (.14)   .33     (.48)    (.02)  (.50)  10.25      3.28
 2001                                        10.01     .51        .41    .92     (.51)      --   (.51)  10.42      9.42
 2000                                        10.90     .50       (.90)  (.40)    (.49)      --   (.49)  10.01     (3.74)
 1999                                        10.92     .49        .02    .51     (.48)    (.05)  (.53)  10.90      4.70
Class R (7/86)
 2003                                        10.26     .52        .07    .59     (.54)      --   (.54)  10.31      5.92
 2002                                        10.43     .55       (.15)   .40     (.55)    (.02)  (.57)  10.26      4.06
 2001                                        10.02     .59        .41   1.00     (.59)      --   (.59)  10.43     10.23
 2000                                        10.91     .57       (.89)  (.32)    (.57)      --   (.57)  10.02     (2.98)
 1999                                        10.93     .56        .03    .59     (.56)    (.05)  (.61)  10.91      5.50
-------------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                                   Ratios/Supplemental Data
                                         ---------------------------------------------------------------------------
                                                    Before Credit/         After          After Credit/
                                                    Reimbursement     Reimbursement(b)   Reimbursement(c)
CALIFORNIA                                        -----------------  -----------------  -----------------
                                                              Ratio              Ratio              Ratio
                                                             of Net             of Net             of Net
                                                            Invest-            Invest-            Invest-
                                                  Ratio of     ment  Ratio of     ment  Ratio of     ment
                                                  Expenses   Income  Expenses   Income  Expenses   Income
                                           Ending       to       to        to       to        to       to
                                              Net  Average  Average   Average  Average   Average  Average  Portfolio
                                           Assets      Net      Net       Net      Net       Net      Net   Turnover
Year Ended February 28/29,                  (000)   Assets   Assets    Assets   Assets    Assets   Assets       Rate
---------------------------------------  -------- --------  -------  --------  -------  --------  -------  ---------
Class A (9/94)
 2003                                    $ 53,441      .89%    4.91%      .89%    4.91%      .88%    4.92%        25%
 2002                                      53,078      .88     5.15       .88     5.15       .87     5.16          6
 2001                                      52,540      .88     5.52       .88     5.52       .87     5.53         39
 2000                                      48,560      .86     5.32       .86     5.32       .85     5.33         31
 1999                                      36,568      .90     4.97       .90     4.97       .90     4.97         34
Class B (3/97)
 2003                                      18,431     1.64     4.16      1.64     4.16      1.63     4.17         25
 2002                                      15,012     1.63     4.41      1.63     4.41      1.62     4.42          6
 2001                                      14,825     1.63     4.77      1.63     4.77      1.62     4.78         39
 2000                                      10,318     1.61     4.56      1.61     4.56      1.60     4.56         31
 1999                                       7,353     1.65     4.23      1.65     4.23      1.65     4.23         34
Class C (9/94)
 2003                                      17,320     1.44     4.37      1.44     4.37      1.43     4.37         25
 2002                                      14,918     1.43     4.60      1.43     4.60      1.42     4.61          6
 2001                                      14,077     1.43     4.97      1.43     4.97      1.42     4.98         39
 2000                                      15,132     1.41     4.75      1.41     4.75      1.40     4.76         31
 1999                                      10,353     1.45     4.43      1.45     4.43      1.45     4.43         34
Class R (7/86)
 2003                                     176,687      .69     5.12       .69     5.12       .68     5.12         25
 2002                                     180,205      .68     5.35       .68     5.35       .67     5.37          6
 2001                                     187,532      .68     5.72       .68     5.72       .67     5.73         39
 2000                                     188,512      .66     5.47       .66     5.47       .65     5.48         31
 1999                                     220,109      .71     5.16       .71     5.16       .71     5.16         34
---------------------------------------------------------------------------------------------------------------------

(a)Total returns are calculated on net asset value without any sales charge and are not annualized.
(b)After expense reimbursement from the Adviser, where applicable.
(c)After custodian fee credit and expense reimbursement, where applicable.


                                See accompanying notes to financial statements.

----
24

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                                     Investment Operations       Less Distributions
                                                   -------------------------  ------------------------


CALIFORNIA INSURED


                                                                  Net            From
                                                            Realized/          and in
                                                           Unrealized          Excess
                                         Beginning     Net    Invest-          of Net                   Ending
                                               Net Invest-       ment         Invest-                      Net
                                             Asset    ment       Gain            ment  Capital           Asset     Total
Year Ended February 28/29,                   Value  Income     (Loss)   Total  Income    Gains    Total  Value Return(a)
--------------------------------------------------------------------------------------------------------------------------
Class A (9/94)
 2003                                       $10.92    $.49      $ .23  $ .72    $(.50)   $(.08)  $(.58) $11.06      6.73%
 2002                                        10.85     .51        .12    .63     (.52)    (.04)   (.56)  10.92      5.90
 2001                                        10.19     .52        .67   1.19     (.53)      --    (.53)  10.85     11.98
 2000                                        11.10     .53       (.92)  (.39)    (.52)      --    (.52)  10.19     (3.52)
 1999                                        11.06     .52        .06    .58     (.53)    (.01)*  (.54)  11.10      5.31
Class B (3/97)
 2003                                        10.94     .41        .21    .62     (.41)    (.08)   (.49)  11.07      5.82
 2002                                        10.86     .43        .12    .55     (.43)    (.04)   (.47)  10.94      5.18
 2001                                        10.20     .45        .66   1.11     (.45)      --    (.45)  10.86     11.14
 2000                                        11.11     .45       (.92)  (.47)    (.44)      --    (.44)  10.20     (4.26)
 1999                                        11.06     .44        .06    .50     (.44)    (.01)*  (.45)  11.11      4.61
Class C (9/94)
 2003                                        10.86     .43        .21    .64     (.43)    (.08)   (.51)  10.99      6.04
 2002                                        10.78     .44        .13    .57     (.45)    (.04)   (.49)  10.86      5.42
 2001                                        10.13     .46        .66   1.12     (.47)      --    (.47)  10.78     11.32
 2000                                        11.03     .47       (.91)  (.44)    (.46)      --    (.46)  10.13     (4.03)
 1999                                        10.98     .46        .06    .52     (.46)    (.01)*  (.47)  11.03      4.81
Class R (7/86)
 2003                                        10.91     .51        .22    .73     (.51)    (.08)   (.59)  11.05      6.91
 2002                                        10.84     .53        .11    .64     (.53)    (.04)   (.57)  10.91      6.08
 2001                                        10.18     .54        .67   1.21     (.55)      --    (.55)  10.84     12.18
 2000                                        11.08     .55       (.91)  (.36)    (.54)      --    (.54)  10.18     (3.27)
 1999                                        11.04     .54        .06    .60     (.55)    (.01)*  (.56)  11.08      5.49
--------------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                                   Ratios/Supplemental Data
                                         ---------------------------------------------------------------------------
                                                    Before Credit/         After          After Credit/
                                                    Reimbursement     Reimbursement(b)   Reimbursement(c)
CALIFORNIA INSURED                                -----------------  -----------------  -----------------
                                                              Ratio              Ratio              Ratio
                                                             of Net             of Net             of Net
                                                            Invest-            Invest-            Invest-
                                                  Ratio of     ment  Ratio of     ment  Ratio of     ment
                                                  Expenses   Income  Expenses   Income  Expenses   Income
                                           Ending       to       to        to       to        to       to
                                              Net  Average  Average   Average  Average   Average  Average  Portfolio
                                           Assets      Net      Net       Net      Net       Net      Net   Turnover
Year Ended February 28/29,                  (000)   Assets   Assets    Assets   Assets    Assets   Assets       Rate
---------------------------------------------------------------------------------------------------------------------
Class A (9/94)
 2003                                    $ 77,312      .86%    4.47%      .86%    4.47%      .86%    4.48%        25%
 2002                                      70,068      .87     4.64       .87     4.64       .85     4.66         40
 2001                                      63,775      .88     4.97       .88     4.97       .87     4.98         16
 2000                                      52,014      .88     5.02       .88     5.02       .88     5.02         44
 1999                                      47,300      .93     4.72       .93     4.72       .93     4.72         25
Class B (3/97)
 2003                                      21,602     1.61     3.72      1.61     3.72      1.61     3.73         25
 2002                                      18,985     1.62     3.89      1.62     3.89      1.60     3.91         40
 2001                                      13,487     1.63     4.22      1.63     4.22      1.62     4.23         16
 2000                                      10,909     1.64     4.27      1.64     4.27      1.63     4.28         44
 1999                                       8,825     1.68     3.96      1.68     3.96      1.68     3.96         25
Class C (9/94)
 2003                                      13,082     1.41     3.93      1.41     3.93      1.41     3.93         25
 2002                                      11,794     1.42     4.10      1.42     4.10      1.40     4.12         40
 2001                                       7,489     1.43     4.42      1.43     4.42      1.42     4.43         16
 2000                                       6,552     1.43     4.45      1.43     4.45      1.43     4.46         44
 1999                                       6,994     1.48     4.17      1.48     4.17      1.48     4.17         25
Class R (7/86)
 2003                                     160,678      .66     4.67       .66     4.67       .66     4.68         25
 2002                                     162,649      .67     4.84       .67     4.84       .65     4.86         40
 2001                                     162,081      .68     5.18       .68     5.18       .67     5.18         16
 2000                                     158,816      .68     5.20       .68     5.20       .68     5.20         44
 1999                                     185,428      .74     4.92       .74     4.92       .74     4.92         25
---------------------------------------------------------------------------------------------------------------------

* The amounts shown include distributions in excess of capital gains of $.003 per share.
(a)Total returns are calculated on net asset value without any sales charge and are not annualized.
(b)After expense reimbursement from the Adviser, where applicable.
(c)After custodian fee credit and expense reimbursement, where applicable.


                                See accompanying notes to financial statements.

----
25

Report of Independent Accountants


To the Board of Trustees and Shareholders of Nuveen Multistate Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen California Municipal Bond Fund and Nuveen California Insured Municipal Bond Fund (each a series of the Nuveen Multistate Trust II, hereafter referred to as the "Funds") at February 28, 2003, the results of each of their operations, the changes in each of their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial statements of the Funds as of February 28, 2002 and for the periods then ended and prior were audited by other independent accountants whose report dated April 12, 2002 expressed an unqualified opinion on those statements.

PRICEWATERHOUSECOOPERS LLP

Chicago, Illinois
April 21, 2003


----
26

                                     Notes

----
27

                                     Notes

----
28

                                     Notes

----
29

--------------------------------------------------------------------------------
  Trustees and Officers
================================================================================

The management of the Fund, including general supervision of the duties performed for the Fund under the management agreement between Nuveen Advisory and the Fund, is the responsibility of the Board of Trustees of the Fund. The number of trustees of the Fund is currently set at seven. None of the trustees who are not "interested" persons of the Fund has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds' Statement of Additional Information ("SAI") includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787.

                                                                                                         Number of
                                                                                                       Portfolios in
Name,                       Position(s)      Year First  Principal Occupation(s)                       Fund Complex
Birthdate                   Held with        Elected or  Including other Directorships                  Overseen by
and Address                 the Fund        Appointed(2) During Past 5 Years                              Trustee
--------------------------------------------------------------------------------------------------------------------

Trustee who is an interested person of the Funds:


--------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger (1) Chairman of the     1997     Chairman and Director (since 1996) of Nuveen       142
3/28/49                     Board and                    Investments, Inc. and Nuveen Investments,
333 W. Wacker Drive         Trustee                      LLC; Director (since 1992) and Chairman
Chicago, IL 60606                                        (since 1996) of Nuveen Advisory Corp. and
                                                         Nuveen Institutional Advisory Corp.;
                                                         Chairman and Director (since 1997) of Nuveen
                                                         Asset Management, Inc.; Director (since
                                                         1996) of Institutional Capital Corporation;
                                                         Chairman and Director (since 1999) of
                                                         Rittenhouse Asset Management, Inc.; Chairman
                                                         of Nuveen Investment Advisers Inc. (since
                                                         2002).

Trustees who are not interested persons of the Funds:


--------------------------------------------------------------------------------------------------------------------
Robert P. Bremner           Trustee             1997     Private Investor and Management Consultant.        122
8/22/40
3725 Huntington Street,
  N.W.
Washington, D.C. 20015


--------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown           Trustee             1993     Retired (August 1989) as Senior Vice               122
7/29/34                                                  President of The Northern Trust Company.
201 Michigan Avenue
Highwood, IL 60040


--------------------------------------------------------------------------------------------------------------------
Anne E. Impellizzeri        Trustee             1994     Retired, formerly, Executive Director (since       122
1/26/33                                                  1998) of Manitoga/The Russel Wright Design
3 West 29th Street                                       Center; prior thereto, President and Chief
New York, NY 10001                                       Executive Officer of Blanton-Peale Institute
                                                         (since 1990); prior thereto, Vice President,
                                                         Metropolitan Life Insurance Co.


--------------------------------------------------------------------------------------------------------------------
Peter R. Sawers             Trustee             1991     Adjunct Professor of Business and Economics,       122
4/3/33                                                   University of Dubuque, Iowa; formerly
22 The Landmark                                          (1991-2000) Adjunct Professor, Lake Forest
Northfield, IL 60093                                     Graduate School of Management, Lake Forest,
                                                         Illinois; prior thereto, Executive Director,
                                                         Towers Perrin Australia, a management
                                                         consulting firm; Chartered Financial
                                                         Analyst; Certified Management Consultant;
                                                         Director, Executive Service Corps of Chicago
                                                         and Director, Hadley School for the Blind,
                                                         both not-for-profit organizations.


--------------------------------------------------------------------------------------------------------------------
William J. Schneider        Trustee             1997     Senior Partner and Chief Operating Officer,        122
9/24/44                                                  Miller-Valentine Group, Vice President,
4000 Miller-Valentine Ct.                                Miller-Valentine Realty, a development and
P. O. Box 744                                            contract company; Chair, Miami Valley
Dayton, OH 45401                                         Hospital; Chair, Miami Valley Economic
                                                         Development Coalition; formerly, Member,
                                                         Community Advisory Board, National City
                                                         Bank, Dayton, Ohio and Business Advisory
                                                         Council, Cleveland Federal Reserve Bank.


--------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale         Trustee             1997     Executive Director, Gaylord and Dorothy            122
12/29/47                                                 Donnelley Foundation (since 1994); prior
35 E. Wacker Drive                                       thereto, Executive Director, Great Lakes
Suite 2600                                               Protection Fund (from 1990 to 1994).
Chicago, IL 60601

----
30

--------------------------------------------------------------------------------

                                                                                                      Number of
                                                                                                    Portfolios in
Name,                 Position(s)         Year First  Principal Occupation(s)                       Fund Complex
Birthdate             Held with           Elected or  Including other Directorships                  Overseen by
and Address           the Fund           Appointed(3) During Past 5 Years                              Officer
-----------------------------------------------------------------------------------------------------------------

Officers of the Funds:


-----------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman  Chief                  1997     Managing Director (since 2002), Assistant          142
9/9/56                Administrative                  Secretary and Associate General Counsel,
333 W. Wacker Drive   Officer                         formerly, Vice President and Assistant
Chicago, IL 60606                                     General Counsel of Nuveen Investments, LLC;
                                                      Managing Director (since 2002), General
                                                      Counsel and Assistant Secretary, formerly,
                                                      Vice President of Nuveen Advisory Corp. and
                                                      Nuveen Institutional Advisory Corp.;
                                                      Managing Director (since 2002), Assistant
                                                      Secretary and Associate General Counsel,
                                                      formerly, Vice President (since 2000), of
                                                      Nuveen Asset Management, Inc.; Assistant
                                                      Secretary of Nuveen Investments, Inc. (since
                                                      1994); Assistant Secretary of NWQ Investment
                                                      Management Company, LLC. (since 2002); Vice
                                                      President and Assistant Secretary of Nuveen
                                                      Investment Advisers Inc. (since 2002);
                                                      Managing Director, Associate General Counsel
                                                      and Assistant Secretary of Rittenhouse Asset
                                                      Management, Inc. (since May 2003); Chartered
                                                      Financial Analyst.


-----------------------------------------------------------------------------------------------------------------
Michael T. Atkinson   Vice President and     2002     Vice President (since January 2002),               142
2/3/66                Assistant                       formerly, Assistant Vice President (since
333 W. Wacker Drive   Secretary                       2000), previously, Associate of Nuveen
Chicago, IL 60606                                     Investments, LLC.


-----------------------------------------------------------------------------------------------------------------
Paul L. Brennan       Vice President         2002     Vice President (since January 2002),               135
11/10/66                                              formerly, Assistant Vice President (since
333 W. Wacker Drive                                   1997), of Nuveen Advisory Corp.; prior
Chicago, IL 60606                                     thereto, portfolio manager of Flagship
                                                      Financial Inc.; Chartered Financial Analyst
                                                      and Certified Public Accountant.


-----------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo     Vice President and     1999     Vice President of Nuveen Investments, LLC          142
11/28/67              Treasurer                       (since 1999), prior thereto, Assistant Vice
333 W. Wacker Drive                                   President (from 1997); Vice President and
Chicago, IL 60606                                     Treasurer (since 1999) of Nuveen
                                                      Investments, Inc.; Vice President and
                                                      Treasurer (since 1999) of Nuveen Advisory
                                                      Corp. and (since 2002) Nuveen Institutional
                                                      Advisory Corp; Vice President and Treasurer
                                                      of Nuveen Asset Management, Inc. (since
                                                      2002) and of Nuveen Investment Advisers Inc.
                                                      (since 2002); Assistant Treasurer of NWQ
                                                      Investment Management Company, LLC. (since
                                                      2002); Chartered Financial Analyst.


-----------------------------------------------------------------------------------------------------------------
Susan M. DeSanto      Vice President         2001     Vice President of Nuveen Advisory Corp.            142
9/8/54                                                (since 2001); previously, Vice President of
333 W. Wacker Drive                                   Van Kampen Investment Advisory Corp. (since
Chicago, IL 60606                                     1998); Vice President of Nuveen
                                                      Institutional Advisory Corp. (since 2002);
                                                      prior thereto, Assistant Vice President of
                                                      Van Kampen Investment Advisory Corp. (since
                                                      1994).


-----------------------------------------------------------------------------------------------------------------
Jessica R. Droeger    Vice President and     2002     Vice President (since January 2002) and            142
9/24/64               Secretary                       Assistant General Counsel (since 1998);
333 W. Wacker Drive                                   formerly, Assistant Vice President (since
Chicago, IL 60606                                     1998) of Nuveen Investments, LLC; Vice
                                                      President (since May 2002) and Assistant
                                                      Secretary (since 1998), formerly Assistant
                                                      Vice President of Nuveen Advisory Corp. and
                                                      Nuveen Institutional Advisory Corp.; prior
                                                      thereto, Associate at the law firm D'Ancona
                                                      Partners LLC.


-----------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson     Vice President         1998     Vice President of Nuveen Investments, LLC;         142
10/24/45                                              Vice President (since 1998) of Nuveen
333 W. Wacker Drive                                   Advisory Corp. and Nuveen Institutional
Chicago, IL 60606                                     Advisory Corp.


-----------------------------------------------------------------------------------------------------------------
William M. Fitzgerald Vice President         1997     Managing Director (since 2002) of Nuveen           142
3/2/64                                                Investments, LLC; Managing Director (since
333 W. Wacker Drive                                   2001), formerly Vice President of Nuveen
Chicago, IL 60606                                     Advisory Corp. and Nuveen Institutional
                                                      Advisory Corp. (since 1995); Managing
                                                      Director of Nuveen Asset Management, Inc.
                                                      (since 2001); Vice President of Nuveen
                                                      Investment Advisers Inc. (since 2002);
                                                      Chartered Financial Analyst.

----
31

================================================================================

                                                                                                        Number of
                                                                                                      Portfolios in
Name,                   Position(s)         Year First  Principal Occupation(s)                       Fund Complex
Birthdate               Held with           Elected or  Including other Directorships                  Overseen by
and Address             the Fund           Appointed(3) During Past 5 Years                              Officer
-------------------------------------------------------------------------------------------------------------------
Stephen D. Foy          Vice President and     1998     Vice President and Funds Controller of             142
5/31/54                 Controller                      Nuveen Investments, LLC and Nuveen
333 W. Wacker Drive                                     Investments, Inc.; Certified Public
Chicago, IL 60606                                       Accountant.


-------------------------------------------------------------------------------------------------------------------
J. Thomas Futrell       Vice President         1997     Vice President of Nuveen Advisory Corp.;           135
7/5/55                                                  Chartered Financial Analyst.
333 W. Wacker Drive
Chicago, IL 60606


-------------------------------------------------------------------------------------------------------------------
Richard A. Huber        Vice President         1997     Vice President of Nuveen Institutional             135
3/26/63                                                 Advisory Corp. (since 1998) and Nuveen
333 W. Wacker Drive                                     Advisory Corp. (since 1997); prior thereto,
Chicago, IL 60606                                       Vice President and Portfolio Manager of
                                                        Flagship Financial, Inc.


-------------------------------------------------------------------------------------------------------------------
Steven J. Krupa         Vice President         1997     Vice President of Nuveen Advisory Corp.            135
8/21/57
333 W. Wacker Drive
Chicago, IL 60606


-------------------------------------------------------------------------------------------------------------------
David J. Lamb           Vice President         2000     Vice President (since 2000) of Nuveen              142
3/22/63                                                 Investments, LLC, previously Assistant Vice
333 W. Wacker Drive                                     President (since 1999); prior thereto,
Chicago, IL 60606                                       Associate of Nuveen Investments, LLC;
                                                        Certified Public Accountant.


-------------------------------------------------------------------------------------------------------------------
Tina M. Lazar           Vice President         2002     Vice President (since 1999), previously,           142
8/27/61                                                 Assistant Vice President (since 1993) of
333 W. Wacker Drive                                     Nuveen Investments, LLC.
Chicago, IL 60606


-------------------------------------------------------------------------------------------------------------------
Larry W. Martin         Vice President and     1997     Vice President, Assistant Secretary and            142
7/27/51                 Assistant                       Assistant General Counsel of Nuveen
333 W. Wacker Drive     Secretary                       Investments, LLC; Vice President and
Chicago, IL 60606                                       Assistant Secretary of Nuveen Advisory Corp.
                                                        and Nuveen Institutional Advisory Corp.;
                                                        Assistant Secretary of Nuveen Investments,
                                                        Inc. and (since 1997) Nuveen Asset
                                                        Management, Inc.; Vice President (since
                                                        2000), Assistant Secretary and Assistant
                                                        General Counsel (since 1999) of Rittenhouse
                                                        Asset Management, Inc.; Vice President and
                                                        Assistant Secretary of Nuveen Investment
                                                        Advisers Inc. (since 2002); Assistant
                                                        Secretary of NWQ Investment Management
                                                        Company, LLC. (since 2002).


-------------------------------------------------------------------------------------------------------------------
Edward F. Neild, IV     Vice President         1997     Managing Director (since 2002) of Nuveen           142
7/7/65                                                  Investments, LLC; Managing Director (since
333 W. Wacker Drive                                     1997), formerly Vice President (since 1996)
Chicago, IL 60606                                       of Nuveen Advisory Corp. and Nuveen
                                                        Institutional Advisory Corp.; Managing
                                                        Director of Nuveen Asset Management, Inc.
                                                        (since 1999). Chartered Financial Analyst.


-------------------------------------------------------------------------------------------------------------------
Thomas J. O'Shaughnessy Vice President         2002     Vice President (since January 2002),               135
9/4/60                                                  formerly, Assistant Vice President (since
333 W. Wacker Drive                                     1998), of Nuveen Advisory Corp.; prior
Chicago, IL 60606                                       thereto, portfolio manager.


-------------------------------------------------------------------------------------------------------------------
Thomas C. Spalding      Vice President         1997     Vice President of Nuveen Advisory Corp. and        135
7/31/51                                                 Nuveen Institutional Advisory Corp.;
333 W. Wacker Drive                                     Chartered Financial Analyst.
Chicago, IL 60606

(1)Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and director of Nuveen Advisory Corp.
(2)Trustees serve an indefinite term until his/her successor is elected.
(3)Officer serve one year terms through July of each year.

----
32

--------------------------------------------------------------------------------
  Trustees and Officers (continued)
================================================================================

Fund Information


Fund Manager
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606


Legal Counsel
Morgan, Lewis & Bockius LLP
Washington, D.C.


Independent Accountants
PricewaterhouseCoopers LLP
Chicago, IL


Custodian
State Street Bank & Trust
Boston, MA


Transfer Agent and Shareholder Services
Boston Financial Data Services, Inc.
Nuveen Investor Services
P.O. Box 8530
Boston, MA 02266-8530
(800) 257-8787


Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return (including change in NAV and reinvested dividends) that would have been necessary on an annual basis to equal the investment's actual performance over the time period being considered.

Average Effective Maturity: The average of all the maturities of the bonds in a fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.

Duration: Duration is a measure of a bond or bond fund's sensitivity to changes in interest rates. Generally, the longer a bond or fund's duration, the more the price of the bond or fund will change as interest rates change.

Market Yield (also known as Dividend Yield or Current Yield): An investment's current annualized dividend divided by its current offering price.

Net Asset Value (NAV): A fund's NAV is the dollar value of one share in the fund. It is calculated by subtracting the liabilities of the fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

SEC Yield: A standardized measure of a fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.


Change of Independent Accountants

On May 15, 2002, Arthur Andersen LLP ("Arthur Andersen") resigned as independent accountants for the Nuveen California Municipal Bond Fund and Nuveen California Insured Municipal Bond Fund (the "Funds"). Arthur Andersen's report for the Funds' financial statements for the year ended February 28, 2002, did not contain an adverse opinion or disclaimer of opinion and was not qualified as to uncertainty, audit scope or accounting principles. In addition there have not been any disagreements with Arthur Andersen during the Funds' most recent fiscal year on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Arthur Andersen, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports. The Funds' Board of Trustees appointed PricewaterhouseCoopers LLP as independent accountants for the fiscal year ended 2003.


NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

------
33

Serving Investors for Generations


Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

As a premier asset management firm, managing $80 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in tax-free investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

To learn more about the products and services Nuveen Investments offers and for a prospectus, where applicable, talk to your financial advisor, or call us at
(800) 257-8787. Please read the information carefully before you invest.

Distributed by
Nuveen Investments, LLC | 333 West Wacker Drive Chicago, Illinois 60606 | www.nuveen.com

                          Nuveen Municipal Bond Funds


                                           Annual Report dated February 28, 2003


Dependable, tax-free income because It's not what you earn, it's what you keep./R)/

                              [PHOTOS APPEARS HERE]

Nuveen Connecticut Municipal Bond Fund
Nuveen New Jersey Municipal Bond Fund
Nuveen New York Municipal Bond Fund
Nuveen New York Insured Municipal Bond Fund

                                                              NUVEEN
                                                                 Investments

FASTER INFORMATION

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follow the steps outlined below:         follow the steps outlined below:

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2.   Refer to the address sheet that     2.   Select Access Your Account.
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


Dear Shareholder,

[PHOTO OF TIMOTHY SCHWERTFEGER APPEARS HERE]

"I urge you to consider receiving future Fund reports and other Fund information through the Internet and by e-mail... see the inside front cover of this report for step-by-step instructions."

Once again, I am pleased to write that during the period covered by this report your Nuveen Fund continued to meet its objective of providing attractive monthly income free from federal income taxes and, where applicable, state income taxes. Detailed information on your Fund's performance can be found in the Portfolio Manager's Comments and on the Fund Spotlight pages within this report. Please take the time to read them.

In addition to providing regular tax-free income, we believe that a municipal bond investment like your Nuveen Fund also may offer opportunities to reduce the risk of your overall investment portfolio. This is because the prices of municipal bonds may move differently than the prices of the common stocks or other investments you may own. Since one part of your portfolio may be going up when another is going down, portfolio diversification may reduce your overall risk. Your financial advisor can explain the advantages of portfolio diversification in more detail. I urge you to contact him or her soon for more information on this important investment strategy.

I also urge you to consider receiving future Fund reports and other Fund information through the Internet and by e-mail rather than in hard copy. Not only will you be able to receive the information faster, but this also may help lower your Fund's expenses. Sign up is quick and easy - see the inside front cover of this report for step-by-step instructions.

For more than 100 years, Nuveen has specialized in offering quality investments such as your Nuveen Fund to those seeking to accumulate and preserve wealth. Our commitment to careful research, constant surveillance and judicious trading by our seasoned portfolio management team has never been stronger. Our mission continues to be to assist you and your financial advisor by offering the investment solutions and services that can help you meet your financial objectives. We thank you for choosing us as a partner as you work toward that goal.

Sincerely,


/s/ Timothy R. Schwertfeger
---------------------------
Timothy R. Schwertfeger
Chairman of the Board

April 14, 2003


                             Annual Report | Page 1

Nuveen Connecticut Municipal Bond Fund

Portfolio Manager's Comments

Portfolio manager Paul Brennan examines economic and market conditions, key investment strategies, and the performance of the Fund. Paul, who has 11 years of investment experience, assumed management of the Fund in 1999.

Q. What was the general market environment during the reporting period?

A. Many investors, worried about the sluggish economy and stock market performance, continued to be attracted to municipal bonds during the recently concluded reporting period. As corporate profits remained weaker than many expected and investors became more concerned about the market impact of the situation in Iraq and the ongoing threat of terrorism, the equity market finished 2002 with its third straight year of negative performance. In contrast, many municipal bonds performed well thanks in part to interest rates falling to a four decade low, causing bond prices to rise.

Many municipal issuers took advantage of the low rate environment to issue relatively low-cost debt. Nationally, a record $357 billion of municipal bonds were offered in 2002 - a 25 percent increase over the previous year's issuance. However, this trend toward increased supply was not felt in Connecticut, which saw its issuance decline 1 percent during 2002 when compared with 2001.

Tax revenues declined sharply in Connecticut during the course of 2002, causing widespread budget shortfalls among the state's counties and municipalities. At the state level, Connecticut managed to balance its 2003 budget through the use of one-time resources, an action that limits the state's flexibility to deal with future fiscal problems.

Q. How did the Fund perform during the twelve months ended February 28, 2003?

A. The Fund's performance and the performance of relevant benchmarks are shown in the accompanying table on page 3.

We are pleased with the Fund's attractive return over the twelve-month period. It reflects both interest income and net asset value appreciation. The Fund performed in line with the Lehman index and modestly better than the relevant Lipper Fund peer group average. The Fund's outperformance of the Lipper average was due to its relatively large concentration of higher-rated bonds, which were among the market's best performers during the measurement period.

The views expressed reflect those of the portfolio manager and are subject to change at any time, based on market and other conditions.

                             Annual Report | Page 2

Class A Shares - One-Year Total Return on NAV as of 2/28/03
-----------------------------------------------------------

Nuveen Connecticut Municipal Bond Fund/1/             7.51%
Lipper Connecticut Municipal Debt Funds
   category average/2/                                6.76%
Lehman Brothers Municipal Bond Index/3/               7.67%
-----------------------------------------------------------

Q. What strategies were underlying your management of the Fund during the reporting period?

A. Throughout the period, tight supply and the lack of compelling values limited our trading opportunities. When we did make new purchases, we tended to focus on buying long to intermediate-term bonds - those due to mature in approximately 15 to 20 years - because in our opinion they offered the best value for our shareholders. This was not a new focus for us, but as the yield curve (the curve showing yields on bonds of varying maturities) steepened throughout the period, we believed the bonds available in this maturity range became even more attractive.

While we were generally comfortable with the composition of the Fund's portfolio, one change we did make was to position the Fund more defensively by increasing its allocation to high-quality bonds. For example, the Fund's weighting in AAA/U.S. Guaranteed bonds rose to 57 percent of the portfolio as of February 28, 2003, up from 54 percent one year earlier. Because a significant portion of Connecticut's municipal issuance comes to market insured, we generally had little trouble identifying high-quality securities despite the limited overall supply.

We also sought to keep the Fund's duration - a measure of its sensitivity to changes in interest rates - somewhat shorter than we might have under different market conditions. We concluded that a shorter duration would not significantly inhibit Fund performance in the short term, and should help make the Fund less sensitive to any future rise in interest rates.

Q. What is your outlook for the Fund and the Connecticut municipal market?

A. We don't know what will happen to interest rates in the short term. However, over the longer term, we believe that rates have more room to rise than to fall. As a result, we will continue to concentrate on the long-intermediate part of the yield curve. In our opinion, bonds maturing 15 to 20 years from now provide an attractive level of income - given the current steepness of the yield curve - yet carry less interest-rate risk than longer-term bonds.

/1/ Return is for Class A shares at net asset value as of February 28, 2003. Current performance may be more or less than the performance shown.
/2/ The Lipper peer group return represents the average annualized total return of the 21 funds in the Lipper Connecticut Municipal Debt Funds category for the 12 months ended February 28, 2003. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.
/3/ The Lehman Brothers Municipal Bond Index is composed of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.

                             Annual Report | Page 3

We will continue to monitor Connecticut's economy closely. If and when the national economy improves, we expect Connecticut's economy and that of its municipalities to follow suit. This would help the state's budget situation and help strengthen its weakening credit profile. One factor that could delay a recovery would be continued poor performance from the financial markets. Connecticut has a relatively high number of people in the financial services industry, and that industry's growth prospects are generally dependent upon healthy markets. If the markets begin to perform better in the coming months and years, we think Connecticut's economy will respond positively.

Municipal bonds have performed well in recent years. There's no guarantee this trend will continue, which is why we think it's worth reminding investors about the value of maintaining an appropriate balance in one's portfolio. As part of a well-balanced portfolio, we believe this Fund can continue to play an important role in helping Connecticut investors achieve their financial objectives.

Nuveen Connecticut Municipal Bond Fund Growth of an Assumed $10,000 Investment*

[MOUNTAIN CHART APPEARS HERE]

                Nuveen Connecticut       Nuveen Connecticut      Lehman Brothers
                Municipal Bond Fund      Municipal Bond Fund      Municipal Bond
                 (Offer) $16,556           (NAV) $17,282          Index $18,626
Feb 93               $ 9,580                  $10,000                $10,000
Feb 95               $10,230                  $10,680                $10,880
Feb 97               $11,770                  $12,290                $12,710
Feb 99               $13,520                  $14,110                $14,740
Feb 01               $14,440                  $15,070                $16,190
Feb 03               $16,556                  $17,282                $18,626

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

* The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, from many different states, and does not reflect any initial or ongoing expenses. The Nuveen fund return includes reinvestment of all dividends and distributions, and the fund return at offer depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.

                             Annual Report | Page 4

Fund Spotlight as of 2/28/03              Nuveen Connecticut Municipal Bond Fund

Quick Facts

                                       A Shares   B Shares   C Shares   R Shares
                                       --------   --------   --------   --------
NAV                                     $ 10.88    $ 10.87    $ 10.87    $ 10.92
Latest Monthy Dividend/1/               $0.0425    $0.0355    $0.0375    $0.0440
Latest Capital Gain/2/                  $0.0418    $0.0418    $0.0418    $0.0418
Inception Date                             7/87       2/97      10/93       2/97

Average Annual Total Returns as of 2/28/03/3/

A Shares                                 NAV    Offer
                                        ----    -----
1-Year                                  7.51%   2.97%
5-Year                                  5.27%   4.37%
10-Year                                 5.62%   5.17%

B Shares                             w/o CDSC   w/CDSC
                                     --------   ------
1-Year                                 6.78%    2.78%
5-Year                                 4.50%    4.34%
10-Year                                5.06%    5.06%

C Shares                                 NAV
                                        ----
1-Year                                  6.92%
5-Year                                  4.71%
10-Year                                 5.03%

R Shares                                 NAV
                                        ----
1-Year                                  7.76%
5-Year                                  5.50%
10-Year                                 5.78%

Tax-Free Yields

A Shares                                 NAV    Offer
                                        ----    -----
Market Yield/4/                         4.69%   4.49%
SEC 30-Day Yield                        3.51%   3.36%
Taxable-Equivalent Yields/5/            5.24%   5.02%

B Shares                                 NAV
                                        ----
Market Yield/4/                         3.92%
SEC 30-Day Yield                        2.93%
Taxable-Equivalent Yields/5/            4.37%

C Shares                                 NAV
                                        ----
Market Yield/4/                         4.14%
SEC 30-Day Yield                        3.12%
Taxable-Equivalent Yields/5/            4.66%

R Shares                                 NAV
                                        ----
Market Yield/4/                         4.84%
SEC 30-Day Yield                        3.87%
Taxable-Equivalent Yields/5/            5.78%

Average Annual Total Returns as of 12/31/02/3/

A Shares                                 NAV    Offer
                                        ----    -----
1-Year                                  8.68%   4.13%
5-Year                                  5.24%   4.35%
10-Year                                 6.04%   5.59%

B Shares                             w/o CDSC   w/CDSC
                                     --------   ------
1-Year                                7.85%      3.85%
5-Year                                4.44%      4.27%
10-Year                               5.47%      5.47%

C Shares                                 NAV
                                        ----
1-Year                                  8.09%
5-Year                                  4.68%
10-Year                                 5.45%

R Shares                                 NAV
                                        ----
1-Year                                  8.94%
5-Year                                  5.45%
10-Year                                 6.19%

Bond Credit Quality/6/

                            [PIE CHART APPEARS HERE]

AAA/U.S. Guaranteed                              57%
AA                                               24%
A                                                 8%
BBB                                              10%
NR                                                1%

Top Five Sectors/6/

Education and Civic Organizations                20%
Tax Obligation/General                           18%
Tax Obligation/Limited                           16%
Utilities                                        10%
U.S. Guaranteed                                  10%

Portfolio Statistics

Net Assets ($000)                           $308,310
Average Effective Maturity (Years)             18.27
Duration                                        5.62

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the Fund prospectus. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income generally is exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to federal alternative minimum tax. Capital gains, if any, are subject to tax.

/1/ Paid March 3, 2003. This is the latest monthly tax-exempt dividend declared during the period ended February 28, 2003.
/2/ Paid December 2, 2002. Capital gains and/or ordinary income distributions are subject to federal taxation.
/3/ Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Classes B and C) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.
/4/ The Market Yield is an investment's current annualized dividend divided by its current offering price while the SEC 30-Day Yield is a standardized measure of a fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.
/5/ Based on the SEC 30-Day Yield and a combined federal and state income tax rate of 33%.
/6/ As a percentage of total holdings as of February 28, 2003. Holdings are subject to change.

                             Annual Report | Page 5

Nuveen New Jersey Municipal Bond Fund

Portfolio Manager's Comments

Portfolio manager Paul Brennan examines economic and market conditions, key investment strategies, and Fund performance. Paul, who has 11 years of investment experience, assumed management responsibility for the Fund in January 2003.


Q. What was the general market environment during the reporting period?

A. Many investors, worried about the sluggish economy and stock market performance, continued to be attracted to municipal bonds during the recently concluded reporting period. As corporate profits remained weaker than many expected and investors became more concerned about the market impact of the situation in Iraq and the ongoing threat of terrorism, the equity market finished 2002 with its third straight year of negative performance. In contrast, many municipal bonds performed well thanks in part to interest rates falling to a four decade low, causing bond prices to rise.

Many municipal issuers took advantage of the low rate environment to issue relatively low-cost debt. Nationally, a record $357 billion of municipal bonds were offered in 2002 - a 25 percent increase over the previous year's issuance. New Jersey issued $11 billion in new municipal debt in 2002, a 13 percent increase over 2001. In addition, new supply has risen sharply in the first two months of 2003 - up 150 percent compared with the same time period a year earlier.

In New Jersey, as in many parts of the country, the state and its municipalities struggled in the face of the slowing economy. New Jersey tax revenues declined sharply in 2002, and the state managed to balance its 2003 budget by drawing down its reserves - an action that gives the state less flexibility to meet expected future fiscal challenges.

Q. How did the Fund perform during the twelve months ended February 28, 2003?

A. The Fund's performance and the performance of relevant benchmarks are shown in the accompanying table on page 7.

We attribute most of the Fund's outperformance of its Lipper peer group to the fact that the Fund had 75 percent of its portfolio in AAA/U.S. Guaranteed and AA rated bonds as of February 28, 2003. Higher quality bonds were among the best performing market sectors over the twelve-month measurement period. The primary reason


The views expressed reflect those of the portfolio manager and are subject to change at any time, based on market and other conditions.

                             Annual Report | Page 6

Class A Shares - One-Year Total Return on NAV as of 2/28/03
-----------------------------------------------------------
Nuveen New Jersey Municipal Bond Fund/1/              6.36%
Lipper New Jersey Municipal Debt Funds
   category average/2/                                5.90%
Lehman Brothers Municipal Bond Index/3/               7.67%
-----------------------------------------------------------

for the Fund's underperformance relative to the Lehman index can be traced to the Fund's duration. In a falling interest rate environment (bond prices increase as market rates fall) like the measurement period, a longer-duration fund or index would be expected to perform better than a shorter duration fund or index. As of February 28, 2003, the Nuveen New Jersey Municipal Bond Fund had a duration of 6.17, compared with a duration of 7.67 for the Lehman Brothers index.

Q. What strategies were underlying your management of the Fund during the past year?

A. We tended to limit our trading activity during the reporting period. In a generally falling interest rate environment we believed, in most cases, that it made little sense to sell bonds we already owned in order to purchase other securities with lower coupons.

When we did make new purchases, we usually focused on adding long to intermediate-term bonds - those due to mature in approximately 15 to 20 years - because in our opinion they offered the best potential value for our shareholders. This was not a new strategy for us, but as the yield curve (the curve showing yields on bonds of varying maturities) steepened throughout the period, we believed the bonds in this maturity range became even more attractive.

Throughout the period, we emphasized maintaining high credit quality. The Fund's weighting in bonds rated AAA/U.S. Guaranteed, the highest credit-quality rating, was 62 percent as of February 28, 2003. Our new purchases, while limited, were diversified across several sectors.

Q. What is your outlook for the Fund and the New Jersey municipal market?

A. We don't know what will happen to interest rates in the short term. However, over the longer term, we believe that rates have more room to rise than to fall. As a result, we will continue to concentrate on the long-intermediate part of the yield curve. In our opinion, bonds maturing 15 to 20 years from now provide an attractive level of income - given the current steepness of the yield curve - yet carry less interest-rate risk than longer-term bonds.


/1/ Performance figures are for Class A shares at net asset value as of February 28, 2003. Current performance may be more or less than the performance shown.
/2/ Lipper peer group returns represent the average annualized total return of the 52 funds in the Lipper New Jersey Municipal Debt Funds category for the 12 months ended February 28, 2003. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.
/3/ The Lehman Brothers Municipal Bond Index is composed of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.

                             Annual Report | Page 7

We will continue to monitor New Jersey's economic situation closely. If and when the national economy improves, we expect New Jersey's economy and that of its municipalities to follow suit. This would help the state's budget situation and help strengthen its weakening credit profile. Over the next few months, New Jersey still faces substantial economic challenges. Longer term, however, we are more optimistic about New Jersey's economic potential, thanks to its diverse economy, central location, and significantly higher-than-average household wealth.

Municipal bonds have performed well in recent years. There's no guarantee this trend will continue, which is why we think it's worth reminding investors about the value of maintaining an appropriate balance in one's portfolio. As part of a well-balanced portfolio, we believe this Fund can continue to play an important role in helping New Jersey investors achieve their financial objectives.

Nuveen New Jersey Municipal Bond Fund Growth of an Assumed $10,000 Investment*

[MOUNTAIN CHART APPEARS HERE]

                 Nuveen New Jersey        Nuveen New Jersey      Lehman Brothers
                Municipal Bond Fund      Municipal Bond Fund      Municipal Bond
                  (Offer) $16,648          (NAV) $17,378          Index $18,626
Feb 93                $ 9,580                 $10,000                $10,000
Feb 95                $10,450                 $10,900                $10,880
Feb 97                $11,880                 $12,410                $12,710
Feb 99                $13,620                 $14,220                $14,740
Feb 01                $14,760                 $15,410                $16,190
Feb 03                $16,648                 $17,378                $18,626

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

*The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, from many different states, and does not reflect any initial or ongoing expenses. The Nuveen fund return includes reinvestment of all dividends and distributions, and the fund return at offer depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.

                             Annual Report | Page 8

Fund Spotlight as of 2/28/03               Nuveen New Jersey Municipal Bond Fund


Quick Facts

                                       A Shares   B Shares   C Shares   R Shares
                                       --------   --------   --------   --------
NAV                                     $ 10.79    $ 10.78    $ 10.76    $ 10.80
Latest Monthly Dividend/1/              $0.0380    $0.0315    $0.0330    $0.0395
Inception Date                             9/94       2/97       9/94      12/91

Average Annual Total Returns as of 2/28/03/2/

A Shares                                 NAV    Offer
                                        ----    -----
1-Year                                  6.36%   1.93%
5-Year                                  5.13%   4.23%
10-Year                                 5.68%   5.23%

B Shares                             w/o CDSC   w/CDSC
                                     --------   ------
1-Year                                 5.58%     1.58%
5-Year                                 4.33%     4.16%
10-Year                                5.07%     5.07%

C Shares                                 NAV
                                        ----
1-Year                                  5.88%
5-Year                                  4.56%
10-Year                                 5.03%

R Shares                                 NAV
                                        ----
1-Year                                  6.63%
5-Year                                  5.33%
10-Year                                 5.91%

Tax-Free Yields

A Shares                                 NAV    Offer
                                        ----    -----
Market Yield/3/                         4.23%   4.05%
SEC 30-Day Yield                        3.27%   3.13%
Taxable-Equivalent Yield/4/             4.99%   4.78%

B Shares                                 NAV
                                        ----
Market Yield/3/                         3.51%
SEC 30-Day Yield                        2.68%
Taxable-Equivalent Yield/4/             4.09%

C Shares                                 NAV
                                        ----
Market Yield/3/                         3.68%
SEC 30-Day Yield                        2.87%
Taxable-Equivalent Yield/4/             4.38%

R Shares                                 NAV
                                        ----
Market Yield/3/                         4.39%
SEC 30-Day Yield                        3.62%
Taxable-Equivalent Yield/4/             5.53%

Average Annual Total Returns as of 12/31/02/2/

A Shares                                 NAV    Offer
                                        ----    -----
1-Year                                  8.12%   3.54%
5-Year                                  5.16%   4.27%
10-Year                                 6.00%   5.54%

B Shares                             w/o CDSC   w/CDSC
                                     --------   ------
1-Year                                 7.23%     3.23%
5-Year                                 4.34%     4.17%
10-Year                                5.38%     5.38%

C Shares                                 NAV
                                        ----
1-Year                                  7.43%
5-Year                                  4.55%
10-Year                                 5.33%

R Shares                                 NAV
                                        ----
1-Year                                  8.30%
5-Year                                  5.36%
10-Year                                 6.23%

Bond Credit Quality/5/

                            [PIE CHART APPEARS HERE]

AAA/U.S. Guranteed                               62%
AA                                               13%
A                                                12%
BBB                                               8%
NR                                                4%
BB or Lower                                       1%

Top Five Sectors/5/

Tax Obligation/Limited                           16%
Transportation                                   15%
U.S. Guaranteed                                  13%
Healthcare                                       11%
Long-Term Care                                   10%

Portfolio Statistics

Net Assets ($000)                           $167,228
Average Effective Maturity (Years)             18.42
Duration                                        6.17


Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the Fund prospectus. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income generally is exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to federal alternative minimum tax. Capital gains, if any, are subject to tax.

/1/ Paid March 3, 2003. This is the latest monthly tax-exempt dividend declared during the period ended February 28, 2003.
/2/ Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.
/3/ The Market Yield is an investment's current annualized dividend divided by its current offering price while the SEC 30-Day Yield is a standardized measure of a fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.
/4/ Based on the SEC 30-Day Yield and a combined federal and state income tax rate of 34.5%.
/5/ As a percentage of total holdings as of February 28, 2003. Holdings are subject to change.

                             Annual Report | Page 9

Nuveen New York Municipal Bond Fund

Nuveen New York Insured Municipal Bond Fund

Portfolio Manager's Comments

Portfolio manager Paul Brennan examines economic and market conditions, key investment strategies, and the performance of the Funds. Paul, who has 11 years of investment experience, has managed the Funds since 1999.


Q. What was the general market environment during the reporting period?

A. Many investors, worried about the sluggish economy and stock market performance, continued to be attracted to municipal bonds during the recently concluded reporting period. As corporate profits remained weaker than many expected and investors became more concerned about the market impact of the situation in Iraq and the ongoing threat of terrorism, the equity market finished 2002 with its third straight year of negative performance. In contrast, many municipal bonds performed well thanks in part to interest rates falling to a four decade low, causing bond prices to rise.

Many municipal issuers took advantage of the low rate environment to issue relatively low-cost debt. Nationally, a record $357 billion of municipal bonds were offered in 2002 - a 25 percent increase over the previous year's issuance. Issuance in New York in 2002 totaled $49 billion, an increase of 117 percent over 2001. New York City's Metropolitan Transportation Authority issued $15 billion in bonds during 2002, exceeding the total 2002 issuance of 47 states.

Like many other states, New York has been faced with the effects of slow economic growth. Tax revenues have declined, and budget shortfalls are becoming more widespread. New York's economic recovery has been hampered by its heavy dependence on financial markets and the tourism industry, both of which remained sluggish during the period. The state addressed its fiscal year 2003 budget by further drawing down its reserve fund, an action that limits New York's flexibility to deal with future fiscal problems.

Q. How did the Funds perform during the twelve months ended February 28, 2003?

A. Both Funds' performance and the performance of relevant benchmarks are shown in the accompanying table on page 11.

For the measurement period, both Nuveen Funds outperformed their respective Lipper group averages, and underperformed their appropriate Lehman indexes. In both cases, the primary reason for the underperformance relative to the Lehman indexes can be traced to the Funds' durations. In a falling interest rate environment (bond prices increase as market rates fall) like the measurement period, a longer-duration fund or index would be expected to perform better than a shorter duration fund or index. As of February 28, 2003, the Nuveen New York Municipal Bond Fund had an average duration of 5.61, compared with a duration of 7.61


The views expressed reflect those of the portfolio manager and are subject to change at any time, based on market and other conditions.

                             Annual Report | Page 10

Class A Shares - One-Year Total Return on NAV as of 2/28/03
-----------------------------------------------------------

Nuveen New York Municipal Bond Fund/1/                7.11%
Lipper New York Municipal Debt Funds/2/               6.43%
Lehman Brothers New York Municipal Bond Index/3/      7.56%
-----------------------------------------------------------

Nuveen New York Insured Municipal Bond Fund/1/        8.46%
Lipper New York Insured Municipal Debt Funds/4/       7.76%
Lehman Brothers New York Insured Municipal
   Bond Index/5/                                      8.74%
-----------------------------------------------------------

for the Lehman Brothers index. Similarly, the Nuveen New York Insured Municipal Bond Fund had a duration of 5.56 as of February 28, 2003, compared with 8.34 for the Lehman Brothers New York Insured index.

Q. What strategies were underlying your management of the Funds during the reporting period?

A. In a generally falling interest rate environment we believed, in most cases, that it made little sense to sell bonds we already owned in order to purchase other securities with lower coupons.

As we made new purchases, we focused on adding long to intermediate-term bonds - those due to mature in approximately 15 to 20 years - because in our opinion they offered the best potential value for our shareholders. This was not a new strategy for us, but as the yield curve (the curve showing yields on bonds of varying maturities) steepened throughout the period, we believed the bonds in this maturity range became even more attractive.

With supply in New York so ample during the past twelve-month period, we had little difficulty identifying attractive municipal opportunities in which to invest. Our overall approach in both Funds was to own a high-quality portfolio of investments diversified across multiple sectors. When we identified attractive insured bonds, we often added them to both Funds. As of the end of the period, one third of the non-insured portfolio was invested in bonds rated AAA/U.S. Guaranteed, while such high-quality securities made up l00 percent of the insured Fund's portfolio. To provide some additional yield potential, the non-insured Fund also had a modest weighting in BBB-rated bonds.

Q. What is your outlook for the Funds and the New York municipal market?

A. We don't know what will happen to interest rates in the short term. However, over the longer term, we believe that rates have more room to rise than to fall. As a result, we will continue to concentrate on the long-intermediate part of the yield curve. In our opinion, bonds maturing 15 to 20 years from now provide an attractive level of income - given the current steepness of the yield curve - yet carry less interest-rate risk than longer-term bonds.


/1/ Performance figures are for Class A shares at net asset value as of February 28, 2003. Current performance may be more or less than the performance shown.
/2/ Lipper peer group returns represent the average annualized total return of the 100 funds in the Lipper New York Municipal Debt Funds category for the 12 months ended February 28, 2003. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.
/3/ The Lehman Brothers New York Municipal Bond Index is composed of a broad range of New York investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.
/4/ Lipper peer group returns represent the average annualized total return of the 9 funds in the Lipper New York Insured Municipal Debt Funds category for the 12 months ended February 28, 2003. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.
/5/ The Lehman Brothers New York Insured Municipal Bond Index is composed of a broad range of New York insured municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.

                             Annual Report | Page 11

We will continue to monitor New York's economy closely. As the national economy improves, we expect New York's to follow suit, especially if the financial markets show signs of ending their long slide. State and local budgets are still challenged, but New York's diverse economic base and significant wealth may help the state's recovery. In this environment, we expect further strength in the supply of New York municipal bonds. In the first two months of 2003, the state issued $6.4 billion in new supply - an increase of 139 percent over the first two months of 2002.

Municipal bonds have performed well in recent years. There's no guarantee this trend will continue, which is why we think it's worth reminding investors about the value of maintaining an appropriate balance in one's portfolio. As part of a well-balanced portfolio, we believe these Funds can continue to play an important role in helping New York investors

Nuveen New York Municipal Bond Fund Growth of an Assumed $10,000 Investment*

[MOUNTAIN CHART APPEARS HERE]

                  Nuveen New York         Nuveen New York        Lehman Brothers
                Municipal Bond Fund     Municipal Bond Fund       Municipal Bond
                  (Offer) $17,001          (NAV) $17,746          Index $18,626
Feb 93              $ 9,580                  $10,000                 $10,000
Feb 95              $10,340                  $10,800                 $10,880
Feb 97              $11,910                  $12,430                 $12,710
Feb 99              $13,840                  $14,450                 $14,740
Feb 01              $14,970                  $15,630                 $16,190
Feb 03              $17,001                  $17,746                 $18,626

Nuveen New York Insured Municipal Bond Fund Growth of an Assumed $10,000 Investment*

[MOUNTAIN CHART APPEARS HERE]

                  Nuveen New York          Nuveen New York       Lehman Brothers
              Insured Municipal Bond   Insured Municipal Bond     Municipal Bond
               Fund (Offer) $16,394      Fund (NAV) $17,113       Index $18,626
Feb 93               $ 9,580                  $10,000                $10,000
Feb 95               $10,260                  $10,710                $10,880
Feb 97               $11,690                  $12,200                $12,710
Feb 99               $13,210                  $13,790                $14,740
Feb 01               $14,290                  $14,920                $16,190
Feb 03               $16,394                  $17,113                $18,626
--------------------------------------------------------------------------------

The graphs do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

*The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds from many different states, and does not reflect any initial or ongoing expenses. The Nuveen fund returns include reinvestment of all dividends and distributions, and the fund returns at offer depicted in the charts reflect the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.

                             Annual Report | Page 12

Fund Spotlight as of 2/28/03                 Nuveen New York Municipal Bond Fund

Quick Facts
                                       A Shares   B Shares   C Shares   R Shares
                                       --------   --------   --------   --------
NAV                                     $ 10.88    $ 10.90    $ 10.91    $ 10.91
Latest Monthly Dividend/1/              $0.0450    $0.0385    $0.0405    $0.0470
Latest Capital Gain/2/                  $0.0397    $0.0397    $0.0397    $0.0397
Inception Date                             9/94       2/97       9/94      12/86

Average Annual Total Returns as of 2/28/03/3/

A Shares                                 NAV    Offer
--------                                ----    -----
1-Year                                  7.11%   2.61%
5-Year                                  5.38%   4.48%
10-Year                                 5.90%   5.45%

B Shares                             w/o CDSC   w/CDSC
--------                             --------   ------
1-Year                                 6.43%     2.43%
5-Year                                 4.61%     4.45%
10-Year                                5.33%     5.33%

C Shares                                 NAV
--------                                ----
1-Year                                  6.56%
5-Year                                  4.80%
10-Year                                 5.30%

R Shares                                 NAV
--------                                ----
1-Year                                  7.33%
5-Year                                  5.62%
10-Year                                 6.18%

Tax-Free Yields

A Shares                                 NAV    Offer
--------                                ----    -----
Market Yield/4/                         4.96%   4.75%
SEC 30-Day Yield                        3.77%   3.61%
Taxable-Equivalent Yield/5/             5.80%   5.56%

B Shares                                 NAV
--------                                ----
Market Yield/4/                         4.23%
SEC 30-Day Yield                        3.19%
Taxable-Equivalent Yield/5/             4.91%

C Shares                                 NAV
--------                                ----
Market Yield/4/                         4.45%
SEC 30-Day Yield                        3.39%
Taxable-Equivalent Yields/5/            5.22%

R Shares                                 NAV
--------                                ----
Market Yield/4/                         5.16%
SEC 30-Day Yield                        4.13%
Taxable-Equivalent Yield/5/             6.35%

Average Annual Total Returns as of 12/31/02/3/

A Shares                                 NAV    Offer
--------                                ----    -----
1-Year                                  9.07%   4.49%
5-Year                                  5.39%   4.49%
10-Year                                 6.25%   5.79%

B Shares                             w/o CDSC   w/CDSC
--------                             --------   ------
1-Year                                 8.27%     4.27%
5-Year                                 4.62%     4.45%
10-Year                                5.66%     5.66%

C Shares                                 NAV
--------                                ----
1-Year                                  8.50%
5-Year                                  4.80%
10-Year                                 5.64%

R Shares                                 NAV
--------                                ----
1-Year                                  9.28%
5-Year                                  5.60%
10-Year                                 6.51%

Bond Credit Quality/6/

                            [PIE CHART APPEARS HERE]

Top Five Sectors/6/

Tax Obligation/Limited                           24%
Healthcare                                       12%
Utilities                                        11%
Education and Civic Organizations                10%
U.S. Guaranteed                                  10%

Portfolio Statistics

Net Assets ($000)                           $328,594
Average Effective Maturity (Years)             19.52
Duration                                        5.61

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the Fund prospectus. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income generally is exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to federal alternative minimum tax. Capital gains, if any, are subject to tax.

/1/ Paid March 3, 2003. This is the latest monthly tax-exempt dividend declared during the period ended February 28, 2003.
/2/ Paid December 2, 2002. Capital gains and/or ordinary income distributions are subject to federal taxation.
/3/ Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.
/4/ The Market Yield is an investment's current annualized dividend divided by its current offering price while the SEC 30-Day Yield is a standardized measure of a fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.
/5/ Based on the SEC 30-Day Yield and a combined federal and state income tax rate of 35%.
/6/ As a percentage of total holdings as of February 28, 2003. Holdings are subject to change.

                             Annual Report | Page 13

Fund Spotlight as of 2/28/03         Nuveen New York Insured Municipal Bond Fund

Quick Facts
                                       A Shares   B Shares   C Shares   R Shares
                                       --------   --------   --------   --------
NAV                                     $ 10.92    $ 10.93    $ 10.92    $ 10.94
Latest Monthly Dividend/1/              $0.0395    $0.0325    $0.0345    $0.0410
Latest Capital Gain/2/                  $0.0645    $0.0645    $0.0645    $0.0645
Inception Date                             9/94       2/97       9/94      12/86

Average Annual Total Returns as of 2/28/03/3/

A Shares                                 NAV    Offer
--------                                ----    -----
1-Year                                  8.46%   3.94%
5-Year                                  5.42%   4.52%
10-Year                                 5.52%   5.06%

B Shares                             w/o CDSC   w/CDSC
--------                             --------   ------
1-Year                                 7.64%     3.64%
5-Year                                 4.63%     4.47%
10-Year                                4.91%     4.91%

C Shares                                 NAV
--------                                ----
1-Year                                  7.85%
5-Year                                  4.86%
10-Year                                 4.88%

R Shares                                 NAV
--------                                ----
1-Year                                  8.72%
5-Year                                  5.63%
10-Year                                 5.76%

Tax-Free Yields

A Shares                                 NAV    Offer
--------                                ----    -----
Market Yield/4/                         4.34%   4.16%
SEC 30-Day Yield                        3.04%   2.91%
Taxable-Equivalent Yield/5/             4.68%   4.48%

B Shares                                 NAV
--------                                ----
Market Yield/4/                         3.57%
SEC 30-Day Yield                        2.44%
Taxable-Equivalent Yield/5/             3.75%

C Shares                                 NAV
--------                                ----
Market Yield/4/                         3.79%
SEC 30-Day Yield                        2.63%
Taxable-Equivalent Yield/5/             4.05%

R Shares                                 NAV
--------                                ----
Market Yield/4/                         4.50%
SEC 30-Day Yield                        3.37%
Taxable-Equivalent Yield/5/             5.18%

Average Annual Total Returns as of 12/31/02/3/

A Shares                                NAV     Offer
--------                               -----    -----
1-Year                                 10.09%   5.41%
5-Year                                  5.38%   4.48%
10-Year                                 5.94%   5.48%

B Shares                             w/o CDSC   w/CDSC
--------                             --------   ------
1-Year                                 9.16%    5.16%
5-Year                                 4.58%    4.41%
10-Year                                5.33%    5.33%

C Shares                                 NAV
--------                                ----
1-Year                                  9.47%
5-Year                                  4.80%
10-Year                                 5.29%

R Shares                                NAV
--------                               -----
1-Year                                 10.15%
5-Year                                  5.58%
10-Year                                 6.17%

Bond Credit Quality/6/

                            [PIE CHART APPEARS HERE]

Insured                                          86%
Insured/U.S. Guaranteed                          14%

The Fund features a portfolio of primarily investment-grade, long-term municipal securities. These securities are covered by insurance, guaranteeing the timely payment of principal and interest, or by an escrow or trust account containing enough U.S. government or U.S. government agency securities to ensure timely payment of principal and interest.

Top Five Sectors/6/

Tax Obligation/Limited                           19%
Healthcare                                       16%
U.S. Guaranteed                                  14%
Transportation                                   12%
Education and Civic Organizations                11%

Portfolio Statistics

Net Assets ($000)                           $379,740
Average Effective Maturity (Years)             18.57
Duration                                        5.56


Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the Fund prospectus. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income generally is exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to federal alternative minimum tax. Capital gains, if any, are subject to tax.

/1/ Paid March 3, 2003. This is the latest monthly tax-exempt dividend declared during the period ended February 28, 2003.
/2/ Paid December 2, 2002. Capital gains and/or ordinary income distributions are subject to federal taxation.
/3/ Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.
/4/ The Market Yield is an investment's current annualized dividend divided by its current offering price while the SEC 30-Day Yield is a standardized measure of a fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.
/5/ Based on the SEC 30-Day Yield and a combined federal and state income tax rate of 35%.
/6/ As a percentage of total holdings as of February 28, 2003. Holdings are subject to change. Insurance or escrow does not guarantee the market value of municipal securities or the value of the Fund's shares.

                             Annual Report | Page 14

Portfolio of Investments
NUVEEN CONNECTICUT MUNICIPAL BOND FUND
February 28, 2003


   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Basic Materials - 0.3%

    $  1,000 Town of Sprague, Connecticut, Environmental Improvement      10/07 at 102.00       BBB $       979,200
              Revenue Bonds, 1997 Series A, International Paper Company
              Project, 5.700%, 10/01/21 (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------
             Consumer Staples - 1.7%

       5,160 Children's Trust Fund, Puerto Rico, Tobacco Settlement        5/12 at 100.00        A1       5,113,870
              Asset - Backed Bonds, Series 2002 Refunding, 5.375%,
              5/15/33
-------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 19.8%

             Connecticut Health and Educational Facilities Authority,
             Revenue Bonds, Greenwich Academy Issue, Series A:
       1,000  5.700%, 3/01/16 - FSA Insured                                3/06 at 101.00       AAA       1,105,610
       2,000  5.750%, 3/01/26 - FSA Insured                                3/06 at 101.00       AAA       2,213,680

             Connecticut Higher Education Supplemental Loan Authority,
             Revenue Bonds, Family Education Loan Program, 1991 Series A:
         260  7.000%, 11/15/05 (Alternative Minimum Tax)                   5/03 at 101.00       Aa3         263,518
       2,455  7.200%, 11/15/10 (Alternative Minimum Tax)                   5/03 at 101.00       Aa3       2,485,049

             Connecticut Higher Education Supplemental Loan Authority,
             Revenue Bonds, Family Education Loan Program, 1996 Series A:
       1,105  6.300%, 11/15/10 (Alternative Minimum Tax)                  11/04 at 102.00       Aa3       1,158,869
         830  6.350%, 11/15/11 (Alternative Minimum Tax)                  11/04 at 102.00       Aa3         862,619

         990 Connecticut Higher Education Supplemental Loan Authority,    11/11 at 100.00       Aaa       1,030,293
              Revenue Bonds, Family Education Loan Program, 2001 Series
              A, 5.250%, 11/15/18 (Alternative Minimum Tax) - MBIA
              Insured

       3,125 Connecticut Health and Educational Facilities Authority,      7/08 at 101.00        AA       3,154,437
              Revenue Bonds, Sacred Heart University Issue, Series E,
              5.000%, 7/01/28 - RAAI Insured

       2,875 State of Connecticut, Health and Educational Facilities       7/03 at 102.00       BBB       2,897,138
              Authority, Revenue Bonds, Quinnipiac College Issue, Series
              D, 6.000%, 7/01/23

       1,500 State of Connecticut, Health and Educational Facilities       7/05 at 101.00       AAA       1,544,895
              Authority, Revenue Bonds, Kent School Issue, Series B,
              5.400%, 7/01/23 - MBIA Insured

         500 State of Connecticut, Health and Educational Facilities       7/06 at 102.00       AAA         562,410
              Authority, Revenue Bonds, Trinity College Issue, Series E,
              5.875%, 7/01/26 - MBIA Insured

       1,490 State of Connecticut Health and Educational Facilities        7/08 at 101.00        AA       1,540,630
              Authority, Revenue Bonds, Canterbury School Issue, Series
              A, 5.000%, 7/01/18 - RAAI Insured

       1,000 State of Connecticut Health and Educational Facilities        7/07 at 102.00       AAA       1,045,910
              Authority, Revenue Bonds, Suffield Academy Issue, Series
              A, 5.400%, 7/01/27 - MBIA Insured

             State of Connecticut Health and Educational Facilities
             Authority, Revenue Bonds, Fairfield University, Series I:
         925  5.250%, 7/01/25 - MBIA Insured                               7/09 at 101.00       AAA         972,175
       2,755  5.500%, 7/01/29 - MBIA Insured                               7/09 at 101.00       AAA       2,917,517

       2,000 State of Connecticut Health and Educational Facilities        7/09 at 101.00       Aaa       2,130,480
              Authority, Revenue Bonds, The Horace Bushnell Memorial
              Hall Issue, Series A, 5.625%, 7/01/29 - MBIA Insured

             State of Connecticut Health and Educational Facilities
             Authority, Revenue Bonds, Connecticut State University
             System Issue, Series 1999C:
       1,155  5.500%, 11/01/17 - FSA Insured                              11/09 at 101.00       AAA       1,279,082
       1,155  5.500%, 11/01/18 - FSA Insured                              11/09 at 101.00       AAA       1,279,082
       1,155  5.500%, 11/01/19 - FSA Insured                              11/09 at 101.00       AAA       1,279,082

         750 Connecticut Health and Educational Facilities Authority,      7/10 at 101.00       AAA         833,092
              Revenue Bonds, Connecticut College Issue, Series D,
              5.750%, 7/01/30 - MBIA Insured

       1,250 Connecticut Health and Educational Facilities Authority,      7/11 at 101.00       AAA       1,292,263
              Revenue Bonds, Trinity College, Series 2001G, 5.000%,
              7/01/31 - AMBAC Insured

       1,000 Connecticut Health and Educational Facilities Authority,      7/11 at 101.00        A2       1,078,280
              Revenue Bonds, Loomis Chaffee School, Series D, 5.500%,
              7/01/23

         925 Connecticut Health and Educational Facilities Authority,      3/11 at 101.00       AAA         952,926
              Revenue Bonds, Greenwich Academy, Series 2001B, 5.000%,
              3/01/32 - FSA Insured

----
                                      15

Portfolio of Investments
NUVEEN CONNECTICUT MUNICIPAL BOND FUND (continued)
February 28, 2003

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations (continued)

    $    900 Connecticut Health and Educational Facilities Authority,      7/11 at 101.00     A2    $       955,548
              Revenue Bonds, Loomis Chaffee School, 2001 Series E,
              5.250%, 7/01/21

       6,000 Connecticut Health and Educational Facilities Authority,      7/12 at 101.00     AA          6,241,620
              Revenue Bonds, University of Hartford, 2002 Series E,
              5.250%, 7/01/32 - RAAI Insured

       4,500 Connecticut Health and Educational Facilities Authority,      7/09 at 100.00    AAA          4,655,925
              Revenue Bonds, Yale University, 2002 Series W, 5.125%,
              7/01/27

       2,250 Connecticut Health and Educational Facilities Authority,      7/13 at 100.00    AAA          2,290,613
              Revenue Bonds, Yale University, Series 2003-X1, 5.000%,
              7/01/42

       2,160 University of Connecticut, Special Obligation Student Fee     5/12 at 100.00    AA-          2,363,623
              Revenue Bonds, 2002 Series A, 5.250%, 5/15/18

       3,120 University of Connecticut, Student Fee Revenue Refunding     11/12 at 101.00    AAA          3,414,122
              Bonds, Series 2002A, 5.250%, 11/15/20 - FGIC Insured

         135 University of Connecticut, General Obligation Bonds, 2000     3/10 at 101.00    AAA            150,329
              Series A, 5.550%, 3/01/18 - FGIC Insured

       1,500 University of Connecticut, General Obligation Bonds, 2001     4/11 at 101.00     AA          1,620,435
              Series A, 5.250%, 4/01/20

             University of Connecticut, General Obligation Bonds, Series
              2002A:
       3,065   5.375%, 4/01/17                                             4/12 at 100.00     AA          3,399,483
       1,000   5.375%, 4/01/18                                             4/12 at 100.00     AA          1,105,110
       1,000   5.375%, 4/01/19                                             4/12 at 100.00     AA          1,099,500
------------------------------------------------------------------------------------------------------------------
             Healthcare - 8.5%

         900 Connecticut Health and Educational Facilities Authority,      7/03 at 100.00    AAA            936,360
              Revenue Bonds, Hospital of Raphael Issue, Series D,
              6.625%, 7/01/14 - AMBAC Insured

       2,000 Connecticut Health and Educational Facilities Authority,      7/03 at 101.00    AAA          2,051,020
              Revenue Bonds, Bridgeport Hospital Issue, Series A,
              6.625%, 7/01/18 - MBIA Insured

         800 Connecticut Health and Educational Facilities Authority,      7/04 at 102.00    AAA            856,592
              Revenue Bonds, New Britain General Hospital Issue, Series
              B, 6.000%, 7/01/24 - AMBAC Insured

       1,000 Connecticut Health and Educational Facilities Authority,      7/09 at 101.00    Aaa          1,055,480
              Revenue Bonds, Stamford Hospital Issue, Series G, 5.000%,
              7/01/18 - MBIA Insured

             Connecticut Health and Educational Facilities Authority,
             Revenue Bonds, Hospital for Special Care Issue, Series B:
       1,000   5.375%, 7/01/17                                             7/07 at 102.00    BBB          1,009,280
       3,500   5.500%, 7/01/27                                             7/07 at 102.00    BBB          3,330,880

       1,500 Connecticut Health and Educational Facilities Authority,      7/06 at 102.00    AAA          1,632,405
              Revenue Bonds, Greenwich Hospital Issue, Series A, 5.800%,
              7/01/26 - MBIA Insured

       2,000 Connecticut Health and Educational Facilities Authority,      7/07 at 102.00    AAA          2,164,020
              Revenue Bonds, William W. Backus Hospital Issue, Series D,
              5.750%, 7/01/27 - AMBAC Insured

             Connecticut Health and Educational Facilities Authority,
             Revenue Bonds, Danbury Hospital Issue, Series G:
         500   5.700%, 7/01/22 - AMBAC Insured                             7/09 at 101.00    AAA            543,005
       1,000   5.625%, 7/01/25 - AMBAC Insured                             7/09 at 101.00    AAA          1,068,090

       1,500 Connecticut Health and Educational Facilities Authority,     11/09 at 101.00    AAA          1,624,605
              Revenue Bonds, Catholic Health East Issue, Series 1999F,
              5.750%, 11/15/29 - MBIA Insured

       2,725 Connecticut Health and Educational Facilities Authority,      7/09 at 101.00     AA          2,958,969
              Revenue Bonds, Waterbury Hospital Issue Series C, 5.750%,
              7/01/20 - RAAI Insured

       2,000 Connecticut Health and Educational Facilities Authority,      7/10 at 101.00     AA          2,213,960
              Revenue Bonds, Eastern Connecticut Health Network Issue,
              Series A, 6.000%, 7/01/25 - RAAI Insured

       2,000 Connecticut Health and Educational Facilities Authority,      7/12 at 101.00     AA          2,126,440
              Revenue Bonds, Bristol Hospital Issue, 2002 Series B,
              5.500%, 7/01/32 - RAAI Insured

       2,250 Connecticut Development Authority, Solid Waste Disposal       7/05 at 102.00    AAA          2,539,238
              Facilities Revenue Bonds, Pfizer Inc. Project,
              1994 Series, 7.000%, 7/01/25 (Alternative Minimum Tax)

----
                                      16

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 1.8%
    $  1,965 Housing Authority of the City of Bridgeport, Connecticut,    12/09 at 102.00    N/R    $     2,012,592
              Multifamily Housing Revenue Bonds, Stratfield Apartments
              Project, Series 1999, 7.250%, 12/01/24 (Alternative
              Minimum Tax)

       2,000 Connecticut Housing Finance Authority, Housing Mortgage      12/09 at 100.00    AAA          2,119,140
              Finance Program Bonds, 1999 Series D2, 6.200%, 11/15/41
              (Alternative Minimum Tax)

       1,490 New Britain Senior Citizens Housing Development               7/03 at 101.00    AAA          1,506,837
              Corporation, Connecticut, Mortgage Revenue Refunding
              Bonds, Series 1992A, FHA-Insured Mortgage Loan, Nathan
              Hale Apartments - Section 8 Assisted Project, 6.875%,
              7/01/24
-------------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 5.1%

       1,250 Connecticut Housing Finance Authority, Housing Mortgage       5/03 at 102.00    AAA          1,287,975
              Finance Program Bonds, 1993 Series A, 6.200%, 5/15/14

       5,210 Connecticut Housing Finance Authority, Housing Mortgage      11/07 at 102.00    AAA          5,464,352
              Finance Program Bonds, 1997 Series B, Subseries B-2,
              5.850%, 11/15/28 (Alternative Minimum Tax)

         810 Connecticut Housing Finance Authority, Housing Mortgage      11/05 at 102.00    AAA            865,939
              Finance Program Bonds, 1995 Series F, Subseries F-1,
              6.000%, 5/15/17

       1,415 Connecticut Housing Finance Authority, Housing Mortgage      11/06 at 102.00    Aaa          1,482,297
              Finance Program Bonds, 1997 Series F, Subseries F-2,
              6.000%, 11/15/27 (Alternative Minimum Tax)

       1,500 Connecticut Housing Finance Authority, Housing Mortgage      11/12 at 100.00    AAA          1,529,610
              Finance Program Bonds, 2002 Series F, Subseries F-3,
              5.250%, 5/15/33 (Alternative Minimum Tax)

         500 Connecticut Housing Finance Authority, Housing Mortgage       5/10 at 100.00    AAA            535,345
              Finance Program Bonds, 2000 Series A, Subseries A-1,
              6.000%, 11/15/28

       1,985 Connecticut Housing Finance Authority, Housing Mortgage       5/10 at 100.00    AAA          2,036,947
              Finance Program Bonds, 2001 Series A, Subseries A-1,
              5.250%, 11/15/28

       1,595 Connecticut Housing Finance Authority, Housing Mortgage      11/10 at 100.00    AAA          1,631,956
              Finance Program Bonds, 2001 Series C, 5.300%, 11/15/33
              (Alternative Minimum Tax)

       1,000 Connecticut Housing Finance Authority, Housing Mortgage       5/12 at 100.00    AAA          1,027,140
              Finance Program Bonds, 2001 Series D, Subseries D-2,
              5.350%, 11/15/32 (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------
             Long-Term Care - 5.4%

         500 Connecticut Housing Finance Authority, Group Home Mortgage    6/10 at 102.00    AAA            537,680
              Finance Program, Special Obligation Bonds, Series GH-5,
              5.850%, 6/15/30 - AMBAC Insured

       1,000 Connecticut Health and Educational Facilities Authority,      8/08 at 102.00    AAA          1,022,000
              Revenue Bonds, Hebrew Home and Hospital Issue, Series B,
              FHA-Insured Mortgage, 5.200%, 8/01/38

             Connecticut Development Authority, First Mortgage Gross
             Revenue Health Care Project Refunding Bonds, Church Homes,
             Inc., Congregational Avery Heights Project, 1997 Series:
       1,700   5.700%, 4/01/12                                             4/07 at 102.00    BBB          1,678,342
       2,610   5.800%, 4/01/21                                             4/07 at 102.00    BBB          2,425,212

       1,875 Connecticut Development Authority, First Mortgage Gross      12/06 at 103.00   BBB+          1,838,344
              Revenue Health Care Project Refunding Bonds, Series 1998A,
              Elim Park Baptist Home, Inc. Project, 5.375%, 12/01/18

             Connecticut Development Authority, First Mortgage Gross
             Revenue Health Care Project Refunding Bonds, Connecticut
             Baptist Homes, Inc. Project, 1999 Series:
       1,000   5.500%, 9/01/15 - RAAI Insured                              9/09 at 102.00     AA          1,096,130
         500   5.625%, 9/01/22 - RAAI Insured                              9/09 at 102.00     AA            539,060

       1,000 Connecticut Development Authority, First Mortgage Gross      12/09 at 102.00    N/R          1,087,330
              Revenue Health Care Project Refunding Bonds, Mary Wade
              Home, Incorporated Project, 1999 Series A, 6.375%, 12/01/18

             Connecticut Development Authority, Revenue Refunding Bonds,
              Duncaster Inc. Project, Series 1999A:
       2,200   5.250%, 8/01/19 - RAAI Insured                              2/10 at 102.00     AA          2,313,762
       3,910   5.375%, 8/01/24 - RAAI Insured                              2/10 at 102.00     AA          4,093,105
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 17.6%

       2,800 City of Bridgeport, Connecticut, General Obligation Bonds,    3/07 at 101.00    AAA          3,009,944
              1997 Series A, 5.250%, 3/01/17 - AMBAC Insured

----
                                      17

Portfolio of Investments
NUVEEN CONNECTICUT MUNICIPAL BOND FUND (continued)
February 28, 2003

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General (continued)

    $  1,500 City of Bridgeport, Connecticut, General Obligation Bonds,    8/12 at 100.00    Aaa    $     1,638,285
              Series 2002A Refunding, 5.375%, 8/15/19 - FGIC Insured

         325 Town of Canterbury, Connecticut, General Obligation Bonds,      No Opt. Call     A3            398,421
              7.200%, 5/01/09

             Town of Cheshire, Connecticut, General Obligation Bonds,
              Issue of 1999:
         660   5.625%, 10/15/18                                           10/09 at 101.00    Aa3            735,326
         660   5.625%, 10/15/19                                           10/09 at 101.00    Aa3            731,234

         395 Town of Colchester, Connecticut, General Obligation Bonds,    6/11 at 102.00    Aaa            451,971
              Series 2001, 5.500%, 6/15/14 - FGIC Insured

         500 State of Connecticut, General Obligation Bonds, Series       11/09 at 101.00     AA            553,715
              1999B, 5.500%, 11/01/18

             State of Connecticut, General Obligation Bonds, Series
              2002B:
       1,000   5.500%, 6/15/19                                             6/12 at 100.00     AA          1,116,680
       2,000   5.500%, 6/15/21                                             6/12 at 100.00     AA          2,203,940

       5,000 State of Connecticut, General Obligation Bonds, Residual        No Opt. Call    Aa2          7,434,100
              Certificates Series 514, 13.960%, 12/15/13 (IF)

       1,000 State of Connecticut, General Obligation Bonds, Series       11/12 at 100.00     AA          1,089,950
              2002D, 5.375%, 11/15/21

       1,000 State of Connecticut, General Obligation Bonds, Series       11/11 at 100.00     AA          1,053,710
              2001D, 5.000%, 11/15/20

       2,500 State of Connecticut, General Obligation Bonds, Series        4/12 at 100.00     AA          2,749,600
              2002A, 5.375%, 4/15/19

       1,015 Town of East Lyme, Connecticut, General Obligation Bonds,     7/11 at 102.00    Aaa          1,110,725
              5.000%, 7/15/16 - FGIC Insured

             Town of Glastonbury, Connecticut, General Obligation Bonds,
              Issue of 1988:
         200   7.200%, 8/15/06                                               No Opt. Call    Aa1            236,456
         200   7.200%, 8/15/07                                               No Opt. Call    Aa1            242,930
         200   7.200%, 8/15/08                                               No Opt. Call    Aa1            247,796

             Town of Griswold, Connecticut, General Obligation Bonds,
              Issue of 1989:
         200   7.500%, 4/01/04 - MBIA Insured                                No Opt. Call    AAA            213,770
         150   7.500%, 4/01/05 - MBIA Insured                                No Opt. Call    AAA            169,026

         340 City of Middletown, Connecticut, General Obligation Bonds,      No Opt. Call     AA            394,383
              6.900%, 4/15/06

         500 City of New Haven, Connecticut, General Obligation Bonds,     2/08 at 101.00    AAA            521,100
              Series 1999, 4.700%, 2/01/15 - FGIC Insured

       1,630 City of New Haven, Connecticut, General Obligation Bonds,    11/10 at 101.00    AAA          1,723,285
              Series 2001A, 5.000%, 11/01/20 - FGIC Insured

             City of New London, Connecticut, General Obligation Bonds,
              Water Department Revenue, Series 20:
         120   7.300%, 12/01/05                                              No Opt. Call     A+            138,458
         100   7.300%, 12/01/07                                              No Opt. Call     A+            122,434

         975 Northern Mariana Islands Commonwealth, General Obligation     6/10 at 100.00      A          1,038,843
              Bonds, Series 2000A, 6.000%, 6/01/20 - ACA Insured

             Town of Old Saybrook, Connecticut, General Obligation
              Bonds, Series 1989:
         160   7.400%, 5/01/08                                               No Opt. Call     A2            197,250
         160   7.400%, 5/01/09                                               No Opt. Call     A2            198,741

             Town of Old Saybrook, Connecticut, General Obligation
              Bonds, Series 1991:
         275   6.500%, 2/15/10 - AMBAC Insured                               No Opt. Call    AAA            333,022
         270   6.500%, 2/15/11 - AMBAC Insured                               No Opt. Call    AAA            330,134

         500 Commonwealth of Puerto Rico, Public Improvement Refunding     7/11 at 100.00    AAA            520,690
              Series of 2001, General Obligation Bonds, 5.125%, 7/01/30
              - FSA Insured

             Regional School District No. 16, Towns of Beacon Falls and
             Prospect, Connecticut, General Obligation Bonds, Issue of
             2000:
         650   5.500%, 3/15/18 - FSA Insured                               3/10 at 101.00    Aaa            721,494
         650   5.625%, 3/15/19 - FSA Insured                               3/10 at 101.00    Aaa            727,968
         650   5.700%, 3/15/20 - FSA Insured                               3/10 at 101.00    Aaa            731,861

       1,460 Regional School District No. 008, Towns of Andover, Hebron,   5/11 at 101.00    Aaa          1,536,154
              and Marlborough, County of Tolland, Connecticut, General
              Obligation Bonds, Series 2002, 5.000%, 5/01/21 - FSA
              Insured

----
                                      18

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General (continued)

    $    420 Regional School District No. 15, Connecticut, General         8/10 at 101.00    Aaa    $       439,001
              Obligation Bonds, Series 2002, 5.000%, 8/15/22 -
              FSA Insured

       2,105 City of Stamford, Connecticut, General Obligation Bonds,      8/12 at 100.00    AAA          2,308,575
              Series 2002, 5.000%, 8/15/15

             Town of Stratford, Connecticut, General Obligation Bonds,
              Series 2002:
       2,050   4.000%, 2/15/16 - FSA Insured                               2/12 at 100.00    AAA          2,056,888
       2,065   4.000%, 2/15/17 - FSA Insured                               2/12 at 100.00    AAA          2,048,604

       3,700 Commonwealth of Puerto Rico, Public Improvement Bonds,          No Opt. Call    AAA          5,363,557
              TICS, 17.470%, 7/01/19 - FSA Insured (IF)

             City of Waterbury, Connecticut, General Obligation Bonds,
              Series 2002A:
       1,500   5.375%, 4/01/16 - FSA Insured                               4/12 at 100.00    AAA          1,664,910
       1,090   5.375%, 4/01/17 - FSA Insured                               4/12 at 100.00    AAA          1,203,687

             City of Waterbury, Connecticut, General Obligation Tax
              Revenue Intercept Bonds, 2000 Issue:
         910   6.000%, 2/01/18 - RAAI Insured                              2/09 at 101.00     AA            993,957
       1,025   6.000%, 2/01/20 - RAAI Insured                              2/09 at 101.00     AA          1,116,758

       1,630 Town of Westport, Connecticut, General Obligation Bonds,      2/12 at 100.00    Aaa          1,709,283
              Series 2003, 4.875%, 2/01/20

             Town of Winchester, Connecticut, General Obligation Bonds:
         140   6.750%, 4/15/06                                               No Opt. Call     A1            161,169
         140   6.750%, 4/15/07                                               No Opt. Call     A1            165,361
         140   6.750%, 4/15/08                                               No Opt. Call     A1            168,508
         140   6.750%, 4/15/09                                               No Opt. Call     A1            170,471
         140   6.750%, 4/15/10                                               No Opt. Call     A1            172,117
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 15.6%

             Connecticut Health and Educational Facilities Authority,
             Revenue Bonds, Nursing Home Program Issue, Series 1994, St.
             Camillus Health Center Project:
       2,000   6.250%, 11/01/18                                           11/04 at 102.00     AA          2,091,680
       3,695   6.250%, 11/01/18 - AMBAC Insured                           11/04 at 102.00    AAA          4,041,591

         880 Connecticut Health and Educational Facilities Authority,      7/08 at 102.00    AAA            890,454
              Revenue Bonds, Child Care Facilities Program, Series A,
              5.000%, 7/01/28 - AMBAC Insured

       5,000 Connecticut Health and Educational Facilities Authority,     11/04 at 102.00    AAA          5,482,900
              Revenue Bonds, Nursing Home Program Issue, Series 1994,
              Saint Joseph's Manor Project, 6.250%, 11/01/16 - AMBAC
              Insured

       3,000 Connecticut Health and Educational Facilities Authority,     11/04 at 102.00    AAA          3,281,400
              Revenue Bonds, Nursing Home Program Issue, Series 1994,
              Jewish Home for the Elderly of Fairfield County Project,
              6.250%, 11/01/20 - AMBAC Insured

             Connecticut Health and Educational Facilities Authority,
             Revenue Bonds, Nursing Home Program Issue, Series 1994,
             Highland View Manor, Inc. Project:
       1,500   7.200%, 11/01/10 (Alternative Minimum Tax) - AMBAC Insured 11/04 at 102.00    AAA          1,663,575
       4,200   7.500%, 11/01/16 (Alternative Minimum Tax) - AMBAC Insured 11/04 at 102.00    AAA          4,688,334

             Connecticut Health and Educational Facilities Authority,
             Revenue Bonds, Nursing Home Program Issue, Series 1994,
             Wadsworth Glen Health Care Center Project:
       1,100   7.200%, 11/01/10 (Alternative Minimum Tax) - AMBAC Insured 11/04 at 102.00    AAA          1,219,955
       1,000   7.500%, 11/01/16 (Alternative Minimum Tax) - AMBAC Insured 11/04 at 102.00    AAA          1,116,270

       2,895 Connecticut Health and Educational Facilities Authority,      7/08 at 105.00      A          3,162,180
              Revenue Bonds, New Opportunities for Waterbury, Inc.
              Issue, Series 1998A, 6.750%, 7/01/28

       4,365 Connecticut Health and Educational Facilities Authority,     11/06 at 102.00     AA          4,652,697
              Revenue Bonds, Nursing Home Program Issue, Series 1996,
              3030 Park Fairfield Health Center Project, 6.250%, 11/01/21

             Connecticut Special Tax Obligation Bonds, Transportation
              Infrastructure Purposes, 2002 Series A:
       1,500   5.375%, 7/01/18 - FSA Insured                               7/12 at 100.00    AAA          1,661,220
       1,780   5.375%, 7/01/19 - FSA Insured                               7/12 at 100.00    AAA          1,961,097

       4,000 Connecticut Special Tax Obligation Bonds, Transportation     12/12 at 100.00    AAA          4,235,720
              Infrastructure Purpose, 2002 Series B, 5.000%, 12/01/20 -
              AMBAC Insured

       1,150 Connecticut Special Tax Obligation Bonds, Transportation        No Opt. Call    AA-          1,390,511
              Infrastructure Purposes, 1992 Series B, 6.125%, 9/01/12

----
                                      19

Portfolio of Investments
NUVEEN CONNECTICUT MUNICIPAL BOND FUND (continued)
February 28, 2003

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

             Connecticut Certificates of Participation, Juvenile
              Training School, Series 2001:
    $  1,275   5.000%, 12/15/20                                           12/11 at 101.00     AA-   $     1,344,169
       1,000   5.000%, 12/15/30                                           12/11 at 101.00     AA-         1,018,740

       1,000 Puerto Rico Highway and Transportation Authority,             7/10 at 101.00     AAA         1,120,170
              Transportation Revenue Bonds, Series B, 5.750%, 7/01/19 -
              MBIA Insured

       2,000 Virgin Islands Public Finance Authority, Revenue Bonds,      10/10 at 101.00    BBB-         2,221,960
              Virgin Islands Gross Receipts Taxes Loan Notes, Series
              1999A, 6.500%, 10/01/24

         725 Town of Woodstock, Connecticut, Special Obligation Bonds,     3/03 at 100.00     AAA           728,741
              Woodstock Academy - 1990 Issue, General Obligation Bonds,
              6.900%, 3/01/06 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------
             Transportation - 1.6%

       2,100 State of Connecticut, General Airport Revenue Bonds, Series   4/11 at 101.00     AAA         2,121,189
              2001A, Bradley International Airport, 5.125%, 10/01/26
              (Alternative Minimum Tax) - FGIC Insured

       1,000 City of Hartford, Connecticut, Parking System Revenue         7/10 at 100.00     BBB         1,048,570
              Bonds, 2000 Series A, 6.500%, 7/01/25

       1,360 City of New Haven, Connecticut, Air Rights Parking Facility     No Opt. Call     AAA         1,567,944
              Revenue Bonds, Series 2002 Refunding, 5.375%, 12/01/14 -
              AMBAC Insured

         250 Puerto Rico Ports Authority, Special Facilities Revenue       6/06 at 102.00      B-            58,750
              Bonds, 1996 Series A, American Airlines, Inc. Project,
              6.250%, 6/01/26 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 9.5%

       1,000 City of Bridgeport, Connecticut, General Obligation Bonds,    7/10 at 101.00     AAA         1,198,590
              2000 Series A, 6.000%, 7/15/19 (Pre-refunded to 7/15/10) -
              FGIC Insured

       2,830 Children's Trust Fund, Puerto Rico, Tobacco Settlement        7/10 at 100.00     AAA         3,173,958
              Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20
              (Pre-refunded to 7/01/10)

       1,300 Connecticut Health and Educational Facilities Authority,      7/03 at 100.00     AAA         1,684,020
              Revenue Bonds, Lutheran General Health Care System,
              Parkside Lodges Projects, 7.375%, 7/01/19

       2,000 Connecticut Health and Educational Facilities Authority,      7/04 at 102.00     AAA         2,173,580
              Revenue Bonds, Trinity College Issue, Series D, 6.125%,
              7/01/24 (Pre-refunded to 7/01/04) - FGIC Insured

       2,000 Connecticut Health and Educational Facilities Authority,      7/04 at 101.50     AAA         2,160,120
              Revenue Bonds, Loomis Chaffee School Issue, Series B,
              6.000%, 7/01/25 (Pre-refunded to 7/01/04) - MBIA Insured

       1,000 Connecticut Health and Educational Facilities Authority,     11/04 at 102.00     AAA         1,103,630
              Revenue Bonds, Nursing Home Program Issue, Series 1994,
              Sharon Health Care Project, 6.250%, 11/01/21 (Prefunded to
              11/01/04) - AMBAC Insured

       2,000 Connecticut Health and Educational Facilities Authority,     11/04 at 102.00     AAA         2,236,020
              Revenue Bonds, Nursing Home Program Issue, Series 1994,
              AHF/Hartford, Inc. Project, 7.125%, 11/01/24 (Pre-
              refunded to 11/01/04) - AMBAC Insured

       4,115 Connecticut Health and Educational Facilities Authority,     11/06 at 102.00   AA***         4,778,379
              Revenue Bonds, Nursing Home Program Issue, Series 1996,
              Abbott Terrace Health Center Project, 5.750%, 11/01/13
              (Pre-refunded to 11/01/06)

         665 City of New Haven, Connecticut, General Obligation Bonds,    11/09 at 101.00     AAA           799,909
              Series 2000C, 6.000%, 11/01/19 (Pre-refunded to 11/01/09)
              - FSA Insured

       1,500 Puerto Rico Highway and Transportation Authority,             7/10 at 101.00     AAA         1,790,745
              Transportation Revenue Bonds, Series B, 5.750%, 7/01/16
              (Pre-refunded to 7/01/10) - MBIA Insured

             Puerto Rico Infrastructure Financing Authority, Special
              Obligation Bonds, 2000 Series A:
       2,540   5.500%, 10/01/32                                           10/10 at 101.00     AAA         2,772,893
       4,500   5.500%, 10/01/40                                           10/10 at 101.00     AAA         4,909,860

         500 University of Connecticut, Special Obligation Student Fee    11/10 at 101.00     AAA           594,545
              Revenue Bonds, 2000 Series A, 5.750%, 11/15/29
              (Pre-refunded to 11/15/10) - FGIC Insured
------------------------------------------------------------------------------------------------------------------
             Utilities - 10.2%

       8,000 Bristol Resource Recovery Facility Operating Committee,       7/05 at 102.00      A2         7,826,880
              Connecticut, Solid Waste Revenue Refunding Bonds, Ogden
              Martin Systems of Bristol, Inc. Project, 1995 Series,
              6.500%, 7/01/14

----
                                      20

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
------------------------------------------------------------------------------------------------------------------
             Utilities (continued)

    $  2,025 Connecticut Development Authority, Pollution Control         10/08 at 102.00     A3    $     2,128,032
              Revenue Refunding Bonds, Connecticut Light and Power
              Company, Series 1993A, 5.850%, 9/01/28

             Connecticut Resource Recovery Authority, Wallingford
             Resource Recovery Project Revenue Bonds, Subordinated
             Series 1991:
         400   6.750%, 11/15/03 (Alternative Minimum Tax)                  5/03 at 101.00     AA            405,748
         500   6.800%, 11/15/04 (Alternative Minimum Tax)                  5/03 at 101.00     AA            507,040

       5,250 Connecticut Resources Recovery Authority, Corporate Credit    5/03 at 102.00    BBB          5,329,643
              Bonds/Tax-Exempt Interest, American Ref-Fuel Company of
              Southeastern Connecticut Project, 1992 Series A, 6.450%,
              11/15/22 (Alternative Minimum Tax)

       1,000 Connecticut Resources Recovery Authority, Corporate Credit   12/11 at 102.00   Baa2          1,003,210
              Resource Recovery Revenue Bonds, America Ref-Fuel Company
              of Southeastern Connecticut Project, II Series A, 5.500%,
              11/15/15 (Alternative Minimum Tax)

             Eastern Connecticut Resource Recovery Authority, Solid
             Waste Revenue Bonds, Wheelabrator Lisbon Project, Series
             1993A:
         240   5.250%, 1/01/06 (Alternative Minimum Tax)                   7/03 at 102.00    BBB            245,098
       1,370   5.500%, 1/01/14 (Alternative Minimum Tax)                   7/03 at 102.00    BBB          1,353,396
       3,915   5.500%, 1/01/20 (Alternative Minimum Tax)                   7/03 at 102.00    BBB          3,669,530

             Guam Power Authority, Revenue Bonds, 1999 Series A:
       2,280   5.125%, 10/01/29 - MBIA Insured                            10/09 at 101.00    AAA          2,362,832
       1,000   5.125%, 10/01/29 - AMBAC Insured                           10/09 at 101.00    AAA          1,033,730

         500 Puerto Rico Electric Power Authority, Power Revenue Bonds,    7/10 at 101.00    AAA            527,055
              Series HH, 5.250%, 7/01/29 - FSA Insured

       4,000 Puerto Rico Electric Power Authority, Power Revenue Bonds,      No Opt. Call    AAA          4,976,000
              Trust Series 2002-1, 14.330%, 7/01/20 - MBIA Insured (IF)
------------------------------------------------------------------------------------------------------------------
             Water and Sewer - 1.3%

       2,000 Connecticut Development Authority, Water Facilities Revenue  12/03 at 102.00    AAA          2,119,460
              Refunding Bonds, Connecticut Water Company Project, 1993
              Series, 6.650%, 12/15/20 - AMBAC Insured

       1,750 Connecticut Development Authority, Water Facilities Revenue   4/07 at 102.00      A          1,866,305
              Bonds, Bridgeport Hydraulic Company Project, 1995 Series,
              6.150%, 4/01/35 (Alternative Minimum Tax)

          50 State of Connecticut, Clean Water Fund Revenue Bonds, 1991    7/03 at 100.00    AAA             50,254
              Series, 7.000%, 1/01/11
------------------------------------------------------------------------------------------------------------------
   $ 281,625 Total Long-Term Investments (cost $284,337,961) - 98.4%      --------------- ---------     303,426,375
============ -----------------------------------------------------------                            ---------------
             Other Assets Less Liabilities - 1.6%                         --------------- ---------       4,883,424
             -----------------------------------------------------------                            ---------------
             Net Assets - 100%                                            --------------- --------- $   308,309,799
             -----------------------------------------------------------                            ---------------

            * Optional Call Provisions (not covered by the report of
              independent accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent accountants):
              Using the higher of Standard & Poor's or Moody's rating.
          *** Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
          N/R Investment is not rated.
         (IF) Inverse floating rate security.



                                See accompanying notes to financial statements.

----
                                      21

Portfolio of Investments
NUVEEN NEW JERSEY MUNICIPAL BOND FUND
February 28, 2003

   Principal                                                      Optional Call                    Market
Amount (000) Description                                            Provisions* Ratings**           Value
---------------------------------------------------------------------------------------------------------
             Basic Materials - 0.2%

    $    250 Pollution Control Financing Authority of Union        No Opt. Call        A3 $       289,698
              County, New Jersey, Pollution Control Revenue
              Refunding Bonds, American Cyanamid Company
              Issue, Series 1994, 5.800%, 9/01/09
---------------------------------------------------------------------------------------------------------
             Consumer Staples - 4.2%

             Tobacco Settlement Financing Corporation, New
             Jersey, Tobacco Settlement Asset-Backed Bonds,
             Series 2002:
       5,000   5.750%, 6/01/32                                   6/12 at 100.00        A1       4,659,200
       1,000   6.000%, 6/01/37                                   6/12 at 100.00        A1         876,930

             Tobacco Settlement Financing Corporation, New
             Jersey, Tobacco Settlement Asset-Backed Bonds,
             Series 2003:
         710   6.125%, 6/01/24 (WI, settling 3/07/03)            6/13 at 100.00        A1         700,784
         750   6.375%, 6/01/32 (WI, settling 3/07/03)            6/13 at 100.00        A1         724,868
---------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 8.1%

       2,500 Bergen County Improvement Authority, New Jersey,    9/12 at 101.00       N/R       2,511,525
              Revenue Bonds, Yeshiva Ktana of Passaic Project,
              Series 2002, 6.000%, 9/15/27

       1,000 Housing Authority of the City of New Brunswick,     1/09 at 101.00       AAA       1,034,460
              New Jersey, Lease Revenue Refunding Bonds,
              Series 1998, 4.750%, 7/01/18 - FGIC Insured

         885 New Jersey Economic Development Authority,            No Opt. Call       N/R         963,765
              Economic Development Bonds, Yeshiva Ktana of
              Passaic, 1992 Project, 8.000%, 9/15/18

         220 New Jersey Economic Development Authority,            No Opt. Call       AAA         239,743
              Insured Revenue Bonds, Educational Testing
              Service Issue, Series 1995B, 5.500%, 5/15/05 -
              MBIA Insured

       2,170 New Jersey Economic Development Authority, School   2/08 at 101.00       N/R       2,185,125
              Revenue Bonds, Gill/St. Bernard School,
              Series 1998, 6.000%, 2/01/25

         585 New Jersey Educational Facilities Authority,        7/03 at 100.00        A-         587,796
              Trenton State College Issue, Revenue
              Bonds, Series 1976 D, 6.750%, 7/01/08

         410 New Jersey Educational Facilities Authority,        7/03 at 102.00      Baa1         420,045
              Revenue Refunding Bonds, Monmouth College,
              Series 1993-A, 5.625%, 7/01/13

         835 New Jersey Educational Facilities Authority,        7/04 at 100.00       AAA         886,261
              Princeton University Revenue Bonds, 1994 Series
              A, 5.875%, 7/01/11

         650 New Jersey Educational Facilities Authority,        7/11 at 100.00       AAA         668,941
              Revenue Bonds, Ramapo College of New Jersey,
              Series 2001D, 5.000%, 7/01/25 - AMBAC Insured

       2,500 New Jersey Educational Facilities Authority,        7/13 at 100.00         A       2,520,675
              Revenue Bonds, Fairleigh Dickinson University,
              Series 2002D, 5.250%, 7/01/32 - ACA Insured

          40 New Jersey Higher Education Assistance Authority,   7/03 at 101.00        A+          40,907
              Student Loan Revenue Bonds, 1992 Series A,
              NJ Class Loan Program, 6.000%, 1/01/06
              (Alternative Minimum Tax)

       1,500 Puerto Rico Industrial, Tourist, Educational,      12/12 at 101.00       BBB       1,528,545
              Medical, and Environmental Control Facilities
              Financing Authority, Higher Education Revenue
              Refunding Bonds, Series 2002, Ana G. Mendez
              University System Project, 5.500%, 12/01/31
---------------------------------------------------------------------------------------------------------
             Healthcare - 10.4%

         510 New Jersey Health Care Facilities Financing         7/03 at 100.00       AAA         512,239
              Authority, Revenue Bonds, Hunterdon Medical
              Center Issue, Series A, 7.000%, 7/01/20 - AMBAC
              Insured

         500 New Jersey Health Care Facilities Financing         7/07 at 102.00      BBB-         487,775
              Authority, Revenue Bonds, St. Elizabeth Hospital
              Obligated Group, Series 1997 Refunding, 6.000%,
              7/01/27

       1,200 New Jersey Health Care Facilities Financing         7/07 at 102.00       AAA       1,260,240
              Authority, Revenue and Refunding Bonds, Holy
              Name Hospital Issue, Series 1997, 5.250%,
              7/01/20 - AMBAC Insured

         250 New Jersey Health Care Facilities Financing         7/04 at 102.00       AAA         269,630
              Authority, Revenue Bonds, Dover General Hospital
              and Medical Center Issue, Series 1994, 5.900%,
              7/01/05 - MBIA Insured

       4,875 New Jersey Health Care Facilities Financing         8/11 at 100.00       AAA       4,967,089
              Authority, Revenue Bonds, Jersey City Medical
              Center Issue, FHA-Insured Mortgage, Series 2001,
              5.000%, 8/01/31 - AMBAC Insured

----
                                      22

   Principal                                                      Optional Call                    Market
Amount (000) Description                                            Provisions* Ratings**           Value
---------------------------------------------------------------------------------------------------------
             Healthcare (continued)

             New Jersey Health Care Facilities Financing
             Authority, Revenue Bonds, Bayshore Community
             Hospital, Series 2002 Refunding:
    $    505   3.000%, 7/01/03 - RAAI Insured                      No Opt. Call        AA $       508,075
       1,710   5.000%, 7/01/22 - RAAI Insured                    1/12 at 100.00        AA       1,758,496

       1,000 New Jersey Health Care Facilities Financing         7/12 at 100.00      Baa1       1,028,860
              Authority, Revenue Bonds, South Jersey Hospital,
              Series 2002, 5.875%, 7/01/21

       1,000 New Jersey Health Care Facilities Financing         7/07 at 102.00       AAA       1,017,210
              Authority, Revenue and Refunding Bonds, AHS
              Hospital Corporation Issue, Series 1997 A,
              5.000%, 7/01/27 - AMBAC Insured

             New Jersey Health Care Facilities Financing
             Authority, Bayonne Hospital Obligated Group,
             Revenue Bonds, Series 1994:
         215   6.400%, 7/01/07 - FSA Insured                     7/04 at 102.00       AAA         233,789
         175   6.250%, 7/01/12 - FSA Insured                     7/04 at 102.00       AAA         189,562

       2,000 New Jersey Health Facilities Financing Authority,   7/10 at 100.00        A+       2,134,740
              Revenue Bonds, Robert Wood Johnson University
              Hospital, Series 2000, 5.750%, 7/01/31

       1,500 New Jersey Health Facilities Financing Authority,   7/10 at 100.00      Baa1       1,610,895
              Revenue Bonds, Series 2000A, Saint Peter's
              University Hospital Issue, 6.875%, 7/01/30

         300 New Jersey Economic Development Authority,          7/04 at 102.00       AAA         325,485
              Revenue Bonds, RWJ Health Care Corp. at Hamilton
              Obligated Group Project, Series 1994, 6.250%,
              7/01/14 - FSA Insured

       1,000 Puerto Rico Industrial, Tourist, Educational,       1/05 at 102.00       AAA       1,099,290
              Medical and Environmental Control Facilities
              Financing Authority, Hospital Revenue Bonds,
              1995 Series A, Hospital Auxilio Mutuo Obligated
              Group Project, 6.250%, 7/01/16 - MBIA Insured
---------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 4.0%

       1,000 Essex County Improvement Authority, New Jersey,    11/12 at 100.00       Aaa       1,006,110
              Multifamily Housing Revenue Bonds, Ballantyne
              House Project, FNMA Enhanced, Series 2002,
              4.750%, 11/01/22 (Alternative Minimum Tax)

         400 Hudson County Improvement Authority, New Jersey,    6/04 at 100.00       AA-         408,920
              Multifamily Housing Revenue Bonds,
              Series 1992 A, Conduit Financing - Observer Park
              Project, 6.900%, 6/01/22 (Alternative Minimum
              Tax)

       1,500 New Jersey Housing and Mortgage Finance Agency,     3/10 at 100.00       AAA       1,614,630
              Multifamily Housing Revenue Bonds, 2000
              Series A1, 6.350%, 11/01/31 (Alternative Minimum
              Tax) - FSA Insured

         805 New Jersey Housing and Mortgage Finance Agency,     8/10 at 100.00       AAA         855,103
              Multifamily Housing Revenue Bonds, 2000
              Series E1, 5.750%, 5/01/25 - FSA Insured

       1,500 New Jersey Housing and Mortgage Finance Agency,     5/06 at 102.00       AAA       1,594,620
              Multifamily Housing Revenue Bonds, 1996
              Series A, 6.200%, 11/01/18 (Alternative Minimum
              Tax) - AMBAC Insured

       1,090 Housing Authority of the City of Newark, New       10/09 at 102.00       Aaa       1,161,613
              Jersey, Housing Revenue Bonds, GNMA
              Collateralized - Fairview Apartments Project,
              2000 Series A, 6.300%, 10/20/19 (Alternative
              Minimum Tax)
---------------------------------------------------------------------------------------------------------
             Housing/Single Family - 4.5%

         250 New Jersey Housing and Mortgage Finance Agency,     7/04 at 102.00       AAA         259,655
              Home Buyer Revenue Bonds, 1994 Series K,
              6.300%, 10/01/16 (Alternative Minimum Tax) -
              MBIA Insured

       4,000 New Jersey Housing and Mortgage Finance Agency,    10/07 at 101.50       AAA       4,235,600
              Home Buyer Revenue Bonds, 1997 Series U,
              5.700%, 10/01/14 (Alternative Minimum Tax) -
              MBIA Insured

       2,495 New Jersey Housing and Mortgage Finance Agency,    10/10 at 100.00       AAA       2,630,578
              Home Buyer Revenue Bonds, 2000 Series CC,
              5.875%, 10/01/31 (Alternative Minimum Tax) -
              MBIA Insured

         345 Virgin Islands Housing Finance Authority, Single    3/05 at 102.00       AAA         358,810
              Family Mortgage Revenue Refunding Bonds, GNMA
              Mortgage-Backed Securities Program, 1995 Series
              A, 6.450%, 3/01/16 (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------
             Industrial/Other - 0.7%

         100 New Jersey Economic Development Authority,         12/03 at 102.00      BBB-         100,749
              District Heating and Cooling Revenue
              Bonds, Trigen-Trenton Project, 1993 Series B,
              6.100%, 12/01/04 (Alternative Minimum Tax)

       1,000 New Jersey Economic Development Authority,            No Opt. Call      Baa3         994,860
              Economic Development Revenue Bonds, Kapkowski
              Road Landfill Project Refunding, Series 2002,
              5.750%, 10/01/21

----
                                      23

Portfolio of Investments
NUVEEN NEW JERSEY MUNICIPAL BOND FUND (continued)
February 28, 2003

   Principal                                                      Optional Call                     Market
Amount (000) Description                                            Provisions* Ratings**            Value
----------------------------------------------------------------------------------------------------------
             Long-Term Care - 8.3%

             New Jersey Economic Development Authority,
             Economic Development Revenue Bonds (United
             Methodist Homes of New Jersey Obligated Group
             Issue), Series 1998:
    $  1,500   5.125%, 7/01/18                                   1/08 at 102.00      BBB- $      1,404,435
       3,610   5.125%, 7/01/25                                   1/08 at 102.00      BBB-        3,083,662

       5,100 New Jersey Economic Development Authority,         12/09 at 101.00       Aa3        5,563,488
              Economic Development Revenue Bonds (Jewish
              Community Housing Corporation of Metropolitan
              New Jersey - 1999 Project), 5.900%, 12/01/31

             New Jersey Health Care Facilities Financing
             Authority, Health Care Facilities Revenue Bonds,
             House of the Good Shepherd Obligated Group Issue,
             Series 2001:
       1,000   5.100%, 7/01/21 - RAAI Insured                    7/11 at 100.00        AA        1,039,380
       1,350   5.200%, 7/01/31 - RAAI Insured                    7/11 at 100.00        AA        1,389,191

       1,300 New Jersey Economic Development Authority, First    7/08 at 102.00         A        1,351,181
              Mortgage Revenue Fixed Rate Bonds, Cadbury
              Corporation Project, Series 1998A, 5.500%,
              7/01/18 - ACA Insured
----------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 6.9%

         200 Atlantic City, New Jersey, General Obligation         No Opt. Call         A          212,228
              General Improvement Bonds, Series 1994,
              5.650%, 8/15/04

       1,445 Clifton, New Jersey, General Obligation Bonds,      1/11 at 100.00       AAA        1,525,284
              Series 2002, 5.000%, 1/15/19 - FGIC Insured

         500 Board of Education of the Township of                 No Opt. Call        AA          590,305
              Hillsborough, County of Somerset, New Jersey,
              General Obligation School Purpose Bonds, Series
              1992, 5.875%, 8/01/11

       3,500 Board of Education of the Township of Middleton,    8/10 at 100.00       AAA        3,637,305
              in the County of Monmouth, New Jersey, Refunding
              School Bonds, 5.000%, 8/01/22 - FSA Insured

       1,000 State of New Jersey, General Obligation Bonds,        No Opt. Call        AA        1,141,240
              Series D, 5.800%, 2/15/07

         165 Parsippany-Troy Hills Township, New Jersey,           No Opt. Call        AA          150,048
              General Obligation Bonds, Series 1992, 0.000%,
              4/01/07

         185 Board of Education of the City of Perth Amboy, in     No Opt. Call       AAA          198,089
              the County of Middlesex, New Jersey, School
              Bonds, 6.200%, 8/01/04 - MBIA Insured

       2,000 Commonwealth of Puerto Rico, Public Improvement     7/07 at 101.50       AAA        2,165,840
              Refunding Bonds, Series 1997, General Obligation
              Bonds, 5.375%, 7/01/21 - MBIA Insured

       1,500 Commonwealth of Puerto Rico, Public Improvement     7/11 at 100.00       AAA        1,562,070
              Refunding Bonds, Series of 2001, General
              Obligation Bonds, 5.125%, 7/01/30 - FSA Insured

         250 City of Union, County of Hudson, New Jersey,          No Opt. Call       AAA          304,728
              General Obligation School Purpose Bonds,
              Series 1992, 6.375%, 11/01/10 - FSA Insured
----------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 15.6%

         500 Essex County Improvement Authority, New Jersey,     6/03 at 102.00      Baa1          510,970
              County Guaranteed Pooled Revenue Bonds,
              Series 1992A, 6.500%, 12/01/12

         760 Board of Education of the Borough of Little           No Opt. Call       N/R          823,726
              Ferry, Bergen County, New Jersey, Certificates
              of Participation, 6.300%, 1/15/08

         250 Mercer County Improvement Authority, New Jersey,      No Opt. Call       Aa2          246,447
              Solid Waste Revenue Bonds, County Guaranteed,
              Site and Disposal Facilities Project Refunding
              Issue of 1992, 0.000%, 4/01/04

       3,000 County of Middlesex, New Jersey, Certificates of    8/11 at 100.00       AAA        3,130,830
              Participation, Series 2001, 5.000%, 8/01/22
              - MBIA Insured

       3,025 Middlesex County Improvement Authority, New         9/09 at 100.00       AAA        3,270,691
              Jersey, County Guaranteed Open Space Trust Fund
              Revenue Bonds, Series 1999, 5.250%, 9/15/15

       5,280 New Jersey Economic Development Authority, Lease   11/08 at 101.00       Aaa        5,318,650
              Revenue Bonds, Series 1998, Bergen County
              Administration Complex, 4.750%, 11/15/26 - MBIA
              Insured

         300 New Jersey Economic Development Authority, Market     No Opt. Call       AAA          323,019
              Transition Facility Senior Lien Revenue Bonds,
              Series 1994A, 7.000%, 7/01/04 - MBIA Insured

       1,750 New Jersey Economic Development Authority, School   6/12 at 100.00       AAA        1,846,390
              Facilities Construction Financing Act Bonds,
              Series 2002C, 5.000%, 6/15/20 - MBIA Insured

         100 North Jersey District Water Supply Commission,      7/03 at 102.00       AAA          103,562
              New Jersey, Wanaque South Project, Revenue
              Refunding Bonds, Series 1993, 5.700%, 7/01/05 -
              MBIA Insured

----
                                      24

   Principal                                                      Optional Call                    Market
Amount (000) Description                                            Provisions* Ratings**           Value
---------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

    $    170 Puerto Rico Aqueduct and Sewer Authority,           7/06 at 101.50        A- $       176,382
              Refunding Bonds, Series 1995, Guaranteed by the
              Commonwealth of Puerto Rico, 5.000%, 7/01/15

       5,000 Puerto Rico Public Finance Corporation, 1998          No Opt. Call       AAA       5,478,650
              Series A Bonds, Commonwealth Appropriation
              Bonds, 5.125%, 6/01/24 - AMBAC Insured

       5,000 Union County Utilities Authority, New Jersey,       6/08 at 102.00       AA+       5,037,000
              Solid Waste Bonds, County Deficiency Agreement,
              Series 1998A, 5.000%, 6/15/28 (Alternative
              Minimum Tax)
---------------------------------------------------------------------------------------------------------
             Transportation - 14.3%

       2,150 Delaware River Port Authority, New Jersey and       1/08 at 101.00       AAA       2,194,032
              Pennsylvania, Port District Project Bonds,
              Series 1998B, 5.000%, 1/01/26 - MBIA Insured

       3,500 Delaware River Port Authority, New Jersey and       1/10 at 100.00       AAA       3,851,155
              Pennsylvania, Revenue Bonds, Series of 1999,
              5.750%, 1/01/22 - FSA Insured

       1,750 New Jersey Turnpike Authority, Turnpike Revenue       No Opt. Call        A-       2,058,105
              Bonds, Series 1991C, 6.500%, 1/01/08

         125 Port Authority of New York and New Jersey,         10/04 at 101.00       AAA         135,513
              Consolidated Bonds, Ninety Sixth Series,
              6.600%, 10/01/23 (Alternative Minimum Tax) -
              FGIC Insured

       3,000 Port Authority of New York and New Jersey,          6/05 at 101.00       AAA       3,287,820
              Consolidated Bonds, One Hundredth Series,
              5.750% 6/15/30 - MBIA Insured

         200 Port Authority of New York and New Jersey,          7/04 at 101.00       AA-         211,766
              Consolidated Bonds, Ninety-Fifth Series, 5.500%,
              7/15/05 (Alternative Minimum Tax)

       1,000 Port Authority of New York and New Jersey,          1/07 at 101.00       AA-       1,041,920
              Consolidated Bonds, One Hundred Ninth Series,
              5.375%, 7/15/22

       2,000 Port Authority of New York and New Jersey,          6/05 at 101.00       AA-       2,063,620
              Consolidated Bonds, One Hundred Thirteenth
              Series, 5.250%, 12/01/13 (Alternative Minimum
              Tax)

             Port Authority of New York and New Jersey,
             Special Project Bonds, Series 6, JFK
             International Air Terminal LLC Project:
       2,125   6.250%, 12/01/08 (Alternative Minimum Tax) -        No Opt. Call       AAA       2,445,408
              MBIA Insured
       1,000   7.000%, 12/01/12 (Alternative Minimum Tax) -        No Opt. Call       AAA       1,214,760
              MBIA Insured
       2,000   5.750%, 12/01/22 (Alternative Minimum Tax) -     12/07 at 102.00       AAA       2,174,720
              MBIA Insured
       3,100   5.750%, 12/01/25 (Alternative Minimum Tax) -     12/07 at 100.00       AAA       3,322,890
              MBIA Insured

          45 South Jersey Transportation Authority, New          5/03 at 102.00       AAA          46,091
              Jersey, Transportation System Revenue Bonds,
              1992 Series B, 5.900%, 11/01/06 - MBIA Insured
---------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 12.7%

         100 County of Atlantic, New Jersey, General             1/04 at 101.00       AAA         105,131
              Improvement Bonds, 6.000%, 1/01/07 (Pre-
              refunded to 1/01/04) - MBIA Insured

       2,825 Children's Trust Fund, Puerto Rico, Tobacco         7/10 at 100.00       AAA       3,168,351
              Settlement Asset-Backed Bonds, Series 2000,
              5.750%, 7/01/20 (Pre-refunded to 7/01/10)

             Essex County Improvement Authority, New Jersey,
             City of Newark General Obligation Lease Revenue
             Bonds, Series 1994:
         620   6.350%, 4/01/07 (Pre-refunded to 4/01/04)         4/04 at 102.00   BBB+***         667,151
         450   6.600%, 4/01/14 (Pre-refunded to 4/01/04)         4/04 at 102.00   BBB+***         485,438

         100 Essex County Improvement Authority, New Jersey,    12/04 at 102.00       AAA         111,897
              General Obligation Lease Revenue Bonds,
              Series 1994, County Jail and Youth House
              Projects, 6.900%, 12/01/14 (Pre- refunded to
              12/01/04) - AMBAC Insured

       1,680 Lafayette Yard Community Development Corporation,   4/10 at 101.00       Aaa       2,004,794
              City of Trenton, New Jersey, Hotel Revenue
              Bonds, Conference Center Project, Series 2000,
              Guaranteed, 6.000%, 4/01/29 (Pre-refunded to
              4/01/10) - MBIA Insured

       2,645 Board of Education of the Township of Middletown,   8/07 at 100.00       AAA       3,067,962
              County of Monmouth, New Jersey, School Bonds,
              5.800%, 8/01/21 (Pre-refunded to 8/01/07) - MBIA
              Insured

       1,030 New Jersey Health Care Facilities Financing           No Opt. Call       AAA       1,227,842
              Authority, Hackensack Hospital Revenue Bonds,
              Series 1979A, 8.750%, 7/01/09

----
                                      25

Portfolio of Investments
NUVEEN NEW JERSEY MUNICIPAL BOND FUND (continued)
February 28, 2003

   Principal                                                      Optional Call                    Market
Amount (000) Description                                            Provisions* Ratings**           Value
---------------------------------------------------------------------------------------------------------
             U.S. Guaranteed (continued)

             New Jersey Health Care Facilities Financing
             Authority, Revenue Bonds, Newark Beth Israel
             Medical Center Issue, Series 1994:
    $    200   5.800%, 7/01/07 (Pre-refunded to 7/01/04) - FSA   7/04 at 102.00       AAA $       216,352
              Insured
         200   6.000%, 7/01/16 (Pre-refunded to 7/01/04) - FSA   7/04 at 102.00       AAA         216,884
              Insured

         250 New Jersey Health Care Facilities Financing         8/04 at 102.00       AAA         273,355
              Authority, Refunding Revenue Bonds, Irvington
              General Hospital Issue, FHA-Insured Mortgage,
              Series 1994, 6.375%, 8/01/15 (Pre-refunded to
              8/01/04)

         250 New Jersey Health Care Facilities Financing         7/04 at 102.00       AAA         271,935
              Authority, Revenue Bonds, Monmouth Medical
              Center Issue, Series C, 6.250%, 7/01/16
              (Pre-refunded to 7/01/04) - CAP GTY/FSA

             New Jersey Health Care Facilities Financing
             Authority, Bayonne Hospital Obligated Group
             Revenue Bonds, Series 1994:
          35   6.400%, 7/01/07 (Pre-refunded to 7/01/04) - FSA   7/04 at 102.00       AAA          38,141
              Insured
          25   6.250%, 7/01/12 (Pre-refunded to 7/01/04) - FSA   7/04 at 102.00       AAA          27,194
              Insured

         625 New Jersey Economic Development Authority,          5/05 at 102.00       AAA         703,856
              Insured Revenue Bonds, Educational Testing
              Service Issue, Series 1995B, 6.125%, 5/15/15
              (Pre-refunded to 5/15/05) - MBIA Insured

         650 New Jersey Economic Development Authority, Market   7/04 at 102.00       AAA         703,976
              Transition Facility Senior Lien Revenue Bonds,
              Series 1994A, 5.875%, 7/01/11 (Pre-refunded to
              7/01/04) - MBIA Insured

         200 New Jersey Wastewater Treatment Trust, Wastewater   4/04 at 102.00    Aa1***         215,718
              Treatment Bonds, Series 1994A, 6.500%, 4/01/14
              (Pre-refunded to 4/01/04)

       2,000 Commonwealth of Puerto Rico, Public Improvement     7/05 at 101.50       AAA       2,240,380
              Refunding Bonds of 1995, General Obligation
              Bonds, 5.750%, 7/01/24 (Pre-refunded to 7/01/05)
              - MBIA Insured

       3,900 Puerto Rico Infrastructure Financing Authority,    10/10 at 101.00       AAA       4,215,627
              Special Obligation Bonds, 2000 Series A,
              5.375%, 10/01/24

       1,100 Sparta Township School District, New Jersey,        9/06 at 100.00       AAA       1,256,519
              General Obligation Bonds - Unlimited Tax,
              5.800%, 9/01/18 (Pre-refunded to 9/01/06) - MBIA
              Insured

          75 Wanaque Valley Regional Sewerage Authority,         9/03 at 102.00   Baa1***          78,387
              Passaic County, New Jersey, Sewer Revenue Bonds,
              1993 Series A, 6.125%, 9/01/22 (Pre-refunded to
              9/01/03)
---------------------------------------------------------------------------------------------------------
             Utilities - 3.7%

         950 Pollution Control Financing Authority of Camden     6/03 at 101.00        B2         917,976
              County, New Jersey, Solid Waste Disposal and
              Resource Recovery System Revenue Bonds, Series
              1991 D, 7.250%, 12/01/10

       2,500 New Jersey Economic Development Authority,            No Opt. Call      Baa1       2,473,575
              Pollution Control Revenue Refunding Bonds, PSEG
              Power LLC Project, Series 2001A, 5.000%, 3/01/12

         300 Port Authority of New York and New Jersey,            No Opt. Call       N/R         318,171
              Special Project Bonds, Series 4, KIAC Partners
              Project, 7.000%, 10/01/07 (Alternative Minimum
              Tax)

         790 Puerto Rico Electric Power Authority, Power           No Opt. Call        A-         940,565
              Revenue Bonds, Series S, 7.000%, 7/01/07

       1,500 Puerto Rico Electric Power Authority, Power         7/05 at 100.00        A-       1,576,680
              Revenue Refunding Bonds, Series Z, 5.250%,
              7/01/21
---------------------------------------------------------------------------------------------------------
             Water and Sewer - 2.3%

       1,000 New Jersey Economic Development Authority, Water    7/08 at 102.00       AAA       1,027,190
              Facilities Revenue Bonds, New Jersey-American
              Water Company, Inc. Project, Series 1998A,
              5.250%, 7/01/38 (Alternative Minimum Tax) - FGIC
              Insured

       2,675 North Hudson Sewerage Authority, New Jersey,        8/06 at 101.00       AAA       2,757,706
              Sewer Revenue Bonds, Series 1996, 5.125%,
              8/01/22 - FGIC Insured
---------------------------------------------------------------------------------------------------------
    $152,640 Total Long-Term Investments (cost $151,318,452) -                                160,405,235
              95.9%
---------------------------------------------------------------------------------------------------------

----
                                      26

   Principal                                                    Optional Call                    Market
Amount (000) Description                                          Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------
             Short-Term Investments - 1.4%

    $  2,300 Camden County Improvement Authority, New Jersey,                      A-1+ $     2,300,000
              Variable Rate Demand Senior Redevelopment
              Revenue Bonds, Harvest Village Project, Series
              1999A, 1.050%, 7/01/29+
-------------------------------------------------------------------------------------------------------
    $  2,300 Total Short-Term Investments (cost $2,300,000)                                   2,300,000
-------------------------------------------------------------------------------------------------------
------------                                                          -
             Other Assets Less Liabilities - 2.7%                                             4,522,876

             -----------------------------------------------------------------------------------------
             Net Assets - 100%                                                          $   167,228,111

             -----------------------------------------------------------------------------------------

            * Optional Call Provisions (not covered by the report of
              independent accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent accountants):
              Using the higher of Standard & Poor's or Moody's rating.
          *** Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
          N/R Investment is not rated.
         (WI)  Security purchased on a when-issued basis.
            + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.



                                See accompanying notes to financial statements.

----
                                      27

Portfolio of Investments
NUVEEN NEW YORK MUNICIPAL BOND FUND
February 28, 2003

   Principal                                                                               Optional Call               Market
Amount (000) Description                                                                     Provisions* Ratings**      Value
-----------------------------------------------------------------------------------------------------------------------------
             Basic Materials - 0.5%

    $    700 Essex County Industrial Development Agency, New York, Environmental         11/09 at 101.00       BBB $  731,878
              Improvement Revenue Bonds, 1999 Series A, International Paper Company
              Projects, 6.450%, 11/15/23 (Alternative Minimum Tax)

         750 Jefferson County Industrial Development Agency, New York, Solid Waste        5/03 at 102.00       BBB    766,650
              Disposal Revenue Bonds, Champion International Corporation Project,
              Multi-Modal Interchangeable, Series 1990, 7.200%, 12/01/20 (Alternative
              Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------
             Consumer Staples - 4.8%

       1,500 Children's Trust Fund, Puerto Rico, Tobacco Settlement Asset-Backed Bonds,   5/12 at 100.00        A1  1,486,590
              Series 2002 Refunding, 5.375%, 5/15/33

       1,325 Erie Tobacco Asset Securitization Corporation, Erie County, New York,        7/10 at 101.00        A1  1,385,645
              Tobacco Settlement Asset- Backed Bonds, Senior Series 2000, 6.000%,
              7/15/20

             Monroe Tobacco Asset Securitization Corporation, New York, Tobacco
             Settlement Asset-Backed Bonds, Series 2000:
         250  6.000%, 6/01/15                                                             6/10 at 101.00        A1    260,625
       1,165  6.150%, 6/01/25                                                             6/10 at 101.00        A1  1,187,123

       2,080 New York Counties Tobacco Trust I, New York, Tobacco Settlement              6/10 at 101.00        A1  2,138,698
              Pass-Through Bonds, Series 2000, 5.800%, 6/01/23

       1,455 New York Counties Tobacco Trust II, New York, Tobacco Settlement             6/11 at 101.00        A1  1,433,277
              Pass-Through Bonds, Series 2001, 5.250%, 6/01/25

       1,500 Nassau County Tobacco Settlement Corporation, New York, Tobacco Settlement   7/09 at 101.00        A2  1,552,650
              Asset-Backed Bonds, Series A, 6.500%, 7/15/27

         815 Rensselaer Tobacco Asset Securitization Corporation, New York, Tobacco       6/12 at 100.00        A1    797,575
              Settlement Asset-Backed Bonds, Series 2001A, 5.200%, 6/01/25

       2,750 TSASC, Inc., New York, Tobacco Flexible Amortization Bonds, Tobacco          7/09 at 101.00       Aa1  2,810,830
              Flexible Asset-Backed Bonds, Series 1999-1, 6.250%, 7/15/27

       2,500 Westchester Tobacco Asset Securitization Corporation, New York, Tobacco      7/10 at 101.00        A1  2,641,250
              Settlement Asset-Backed Bonds, Series 1999, 6.750%, 7/15/29
-----------------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 10.3%

       2,000 City of Albany Industrial Development Agency, New York, Civic Facility      10/10 at 100.00        AA  2,146,540
              Revenue Bonds, Albany Law School of Union University Project, Series
              2000A, 5.750%, 10/01/30 - RAAI Insured

       1,750 Town of Brookhaven Industrial Development Agency, New York, 1993 Civic       3/03 at 102.00      BBB-  1,752,083
              Facility Revenue Bonds, Dowling College/National Aviation and
              Transportation Center Civic Facility, 6.750%, 3/01/23

       1,000 Cattaraugus County Industrial Development Agency, New York, Civic Facility   7/10 at 102.00      Baa1  1,077,800
              Revenue Bonds, Jamestown Community College Issue, Series 2000A, 6.500%,
              7/01/30

       2,470 Dutchess County Industrial Development Agency, New York, Civic Facility     11/03 at 102.00        A3  2,605,628
              Revenue Bonds, Bard College Project, Series 1992, 7.000%, 11/01/17

         700 Trust for Cultural Resources for the City of New York, New York, Revenue     7/10 at 101.00         A    771,183
              Bonds, Series 2000, Museum of American Folk Art, 6.000%, 7/01/22 - ACA
              Insured

       1,000 Trust for Cultural Resources of the City of New York, New York, Revenue      7/12 at 100.00       AAA  1,032,920
              Bonds, Series 2001D, Museum of Modern Art, 5.125%, 7/01/31 - AMBAC Insured

       1,750 New York City Industrial Development Agency, New York, Civic Facility        7/12 at 100.00        A1  1,780,643
              Revenue Bonds, American Council of Learned Societies Project, Series
              2002, 5.250%, 7/01/27

             New York City Industrial Development Agency, New York, Civic Facility
             Revenue Bonds, College of New Rochelle Project, Series 1995:
       1,000  6.200%, 9/01/10                                                             9/05 at 102.00      Baa2  1,068,180
       1,000  6.300%, 9/01/15                                                             9/05 at 102.00      Baa2  1,051,080

         750 Dormitory Authority of the State of New York, City University System           No Opt. Call        A3    910,673
              Consolidated Second General Resolution Revenue Bonds, Series 1990C,
              7.500%, 7/01/10

       1,500 Dormitory Authority of the State of New York, City University System           No Opt. Call       AA-  1,716,960
              Consolidated Second General Resolution Revenue Bonds, Series 1993A,
              5.750%, 7/01/07

----
                                      28

   Principal                                                                               Optional Call               Market
Amount (000) Description                                                                     Provisions* Ratings**      Value
-----------------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations (continued)

    $  1,000 Dormitory Authority of the State of New York, State University Educational   5/14 at 100.00       AA- $1,103,610
              Facilities Revenue Bonds, Series 1993B, 5.250%, 5/15/19

         500 Dormitory Authority of the State of New York, Upstate Community Colleges     7/10 at 101.00       AAA    557,415
              Revenue Bonds, Series 2000A, 5.750%, 7/01/29 - FSA Insured

       1,750 Dormitory Authority of the State of New York, University of Rochester        7/09 at 101.00        A+  1,860,198
              Revenue Bonds, Series 1999B, 5.625%, 7/01/24

       1,250 Dormitory Authority of the State of New York, Pratt Institute Revenue        7/09 at 102.00        AA  1,376,688
              Bonds, Series 1999, 6.000%, 7/01/24 - RAAI Insured

       2,700 Dormitory Authority of the State of New York, Marymount Manhattan College    7/09 at 101.00        AA  2,996,460
              Insured Revenue Bonds, Series 1999, 6.250%, 7/01/29 - RAAI Insured

         685 Dormitory Authority of the State of New York, D'Youville College Insured     7/11 at 102.00        AA    730,279
              Revenue Bonds, Series 2001, 5.250%, 7/01/20 - RAAI Insured

       3,000 Industrial Development Agency of Niagara County, New York, Civic Facility   11/11 at 101.00        AA  3,282,360
              Revenue Bonds, Niagara University Project, Series 2001A, 5.500%, 11/01/16
              - RAAI Insured

       3,515 Suffolk County Industrial Development Agency, New York, Civic Facility       6/04 at 102.00      BBB-  3,490,782
              Revenue Bonds, Dowling College Civic Facility, Series 1994, 6.625%,
              6/01/24

       1,000 Suffolk County Industrial Development Agency, New York, Civic Facility      12/06 at 102.00      BBB-  1,002,930
              Revenue Refunding Bonds, Dowling College Civic Facility, Series 1996,
              6.700%, 12/01/20

             City of Utica Industrial Development Agency, New York, Civic Facility
             Revenue Bonds, Utica College Project, Series 1998A:
         560  5.300%, 8/01/08                                                               No Opt. Call       N/R    567,213
       1,000  5.750%, 8/01/28                                                             8/08 at 102.00       N/R    945,780
-----------------------------------------------------------------------------------------------------------------------------
             Healthcare - 11.3%

       1,500 New York City Health and Hospitals Corporation, New York, Health System      2/13 at 100.00       AAA  1,586,415
              Revenue Bonds, Series 2003A, 5.250%, 2/15/22 - AMBAC Insured

       1,000 New York City Industrial Development Agency, New York, Civic Facility        7/12 at 101.00      BBB-  1,044,700
              Revenue Bonds, Staten Island University Hospital Project, Series 2002C,
              6.450%, 7/01/32

         745 New York City Industrial Development Agency, New York, Civic Facility        7/12 at 100.00      Baa3    769,794
              Revenue Bonds, Staten Island University Hospital Project, Series 2001B,
              6.375%, 7/01/31

       3,300 Dormitory Authority of the State of New York, Menorah Campus, Inc.,          2/07 at 102.00       AAA  3,599,706
              FHA-Insured Mortgage Nursing Home Revenue Bonds, Series 1997, 5.950%,
              2/01/17

         820 Dormitory Authority of the State of New York, NYACK Hospital Revenue         7/06 at 102.00       Ba3    767,110
              Bonds, Series 1996, 6.000%, 7/01/06

       2,250 Dormitory Authority of the State of New York, Rosalind and Joseph Gurwin     2/07 at 102.00       AAA  2,374,335
              Jewish Geriatric Center of Long Island, Inc., FHA-Insured Mortgage
              Nursing Home Revenue Bonds, Series 1997, 5.700%, 2/01/37 - AMBAC Insured

       1,650 Dormitory Authority of the State of New York, Mount Sinai NYU Health         7/10 at 101.00      BBB-  1,748,290
              Obligated Group Revenue Bonds, Series 2000A, 6.500%, 7/01/25

       3,000 Dormitory Authority of the State of New York, Catholic Health Services of    7/10 at 101.00        A3  3,314,760
              Long Island Revenue Bonds, Series 2000A, St. Catherine of Sienna Medical
              Center, 6.500%, 7/01/20

       2,900 Dormitory Authority of the State of New York, Revenue Bonds, Lenox Hill      7/11 at 101.00        A3  2,982,969
              Hospital Obligated Group, Series 2001, 5.500%, 7/01/30

         540 New York State Medical Care Facilities Finance Agency, Hospital and          8/03 at 101.00       AAA    560,277
              Nursing Home FHA-Insured Mortgage Revenue Bonds, 1992 Series B, 6.200%,
              8/15/22

       5,000 New York State Medical Care Facilities Finance Agency, Hospital Insured      2/04 at 102.00       AAA  5,248,900
              Mortgage Revenue Bonds, 1994 Series A Refunding, 5.375%, 2/15/25 - MBIA
              Insured

         305 New York State Medical Care Facilities Finance Agency, Hospital and          8/03 at 100.00        AA    306,519
              Nursing Home Insured Mortgage Revenue Bonds, 1989 Series B, 7.350%,
              2/15/29

----
                                      29

Portfolio of Investments
NUVEEN NEW YORK MUNICIPAL BOND FUND (continued)
February 28, 2003

   Principal                                                                               Optional Call               Market
Amount (000) Description                                                                     Provisions* Ratings**      Value
-----------------------------------------------------------------------------------------------------------------------------
             Healthcare (continued)

    $  1,000 New York State Medical Care Facilities Finance Agency, FHA-Insured           2/05 at 102.00        AA $1,098,820
              Mortgage Project Revenue Bonds, 1995 Series B, 6.100%, 2/15/15

         960 New York State Medical Care Facilities Finance Agency, Health Center        11/05 at 102.00       Aa1  1,034,611
              Project Revenue Bonds, Secured Mortgage Program Bonds, Series 1995A,
              6.375%, 11/15/19

       1,020 New York State Medical Care Facilities Finance Agency, Hospital and          2/04 at 102.00        AA  1,083,913
              Nursing Home FHA-Insured Mortgage Revenue Bonds, 1994 Series A, 6.200%,
              2/15/21

         280 New York State Medical Care Facilities Finance Agency, Hospital and          8/03 at 100.00        AA    292,544
              Nursing Home Insured Mortgage Revenue Bonds, 1991 Series A, 7.450%,
              8/15/31

       2,350 Dormitory Authority of the State of New York, Revenue Bonds, Mount Sinai     2/05 at 100.00      BBB-  2,417,257
              NYU Health Obligated Group, Series 2002C, 6.000%, 7/01/26

       1,915 Newark-Wayne Community Hospital, Inc., New York, Hospital Revenue            9/03 at 102.00       N/R  1,879,649
              Improvement and Refunding Bonds, Series 1993A, 7.600%, 9/01/15

             Suffolk County Industrial Development Agency, New York, Civic Facility
             Revenue Bonds, Huntington Hospital Project Bonds, Series 2002C:
         850  6.000%, 11/01/22                                                           11/12 at 100.00      Baa1    896,155
       1,220  5.875%, 11/01/32                                                           11/12 at 100.00      Baa1  1,259,406

       2,000 New York City Industrial Development Agency, New York, Civic Facility        6/03 at 102.00       BBB  2,018,120
              Revenue Bonds, 1992 Jewish Board of Family and Children's Services, Inc.
              Project, 6.750%, 12/15/12

       1,000 City of Yonkers Industrial Development Authority, New York, Civic Facility   7/11 at 101.00        BB  1,010,590
              Revenue Bonds, St. John's Riverside Hospital Project, Series 2001A,
              7.125%, 7/01/31
-----------------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 7.1%

         335 East Syracuse Housing Authority, New York, Mortgage Revenue Refunding        4/10 at 102.00       AAA    372,822
              Bonds, Series 2001A, FHA-Insured Mortgage Loan, Bennett Manor Section 8
              Assisted Project, 6.700%, 4/01/21

       2,000 New York City Housing Development Corporation, New York, Multifamily         4/03 at 102.00       AAA  2,042,920
              Mortgage Revenue Bonds, FHA-Insured Mortgage Loan, 1993 Series A, 6.550%,
              10/01/15

             New York City Housing Development Corporation, New York, Multifamily
             Housing Revenue Bonds, Series 2001A:
       2,000  5.500%, 11/01/31                                                            5/11 at 101.00        AA  2,089,940
       2,000  5.600%, 11/01/42                                                            5/11 at 101.00        AA  2,092,840

       2,000 New York City Housing Development Corporation, New York, Multifamily        11/11 at 100.00        AA  2,042,620
              Housing Revenue Bonds, Series 2001C2, 5.400%, 11/01/33 (Alternative
              Minimum Tax)

             New York City Housing Development Corporation, New York, Multifamily
             Housing Revenue Bonds, Series 2002A:
         910  5.375%, 11/01/23 (Alternative Minimum Tax)                                  5/12 at 100.00        AA    944,298
         450  5.500%, 11/01/34 (Alternative Minimum Tax)                                  5/12 at 100.00        AA    464,688

       2,240 New York State Housing Finance Agency, Housing Project Mortgage Revenue      5/06 at 102.00       AAA  2,465,658
              Bonds, 1996 Series A Refunding, 6.125%, 11/01/20 - FSA Insured

             New York State Housing Finance Agency, Insured Multifamily Mortgage
             Housing Revenue Bonds, 1992 Series A:
       1,530  6.950%, 8/15/12                                                             8/03 at 101.00        AA  1,563,691
         480  7.000%, 8/15/22                                                             8/03 at 101.00        AA    490,382

       1,000 New York State Housing Finance Agency, Multifamily Housing Revenue Bonds,    2/04 at 102.00       Aa1  1,037,280
              Secured Mortgage Program, 1994 Series C, 6.450%, 8/15/14

       1,000 New York State Housing Finance Agency, Multifamily Housing Revenue Bonds,    8/11 at 101.00       Aa1  1,052,450
              Secured Mortgage Program, 2001 Series B, 5.625%, 8/15/33 (Alternative
              Minimum Tax)

       1,000 New York State Housing Finance Agency, Multifamily Housing Revenue Bonds,    8/11 at 100.00       Aa1  1,051,470
              Secured Mortgage Program, 2001 Series F, 5.700%, 8/15/32 (Alternative
              Minimum Tax)

       1,000 New York State Housing Finance Agency, Multifamily Housing Revenue Bonds,    8/11 at 100.00       Aa1  1,031,350
              Secured Mortgage Program, 2001 Series G, 5.400%, 8/15/33

----
                                      30

   Principal                                                                               Optional Call               Market
Amount (000) Description                                                                     Provisions* Ratings**      Value
-----------------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily (continued)

    $  1,295 Tonawanda Housing Authority, New York, Housing Revenue Bonds, Kibler         9/09 at 103.00       N/R $1,307,963
              Senior Housing, L.P. Project, Series 1999B, 7.750%, 9/01/31

       3,030 County of Westchester Industrial Development Agency, New York, Civic         8/11 at 102.00       Aaa  3,156,745
              Facility Revenue Bonds, Series 2001A, GNMA Collateralized Mortgage Loan,
              Living Independently for the Elderly Inc. Project, 5.400%, 8/20/32
-----------------------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 1.2%

       2,000 State of New York Mortgage Agency, Homeowner Mortgage Revenue Bonds,        10/09 at 100.00       Aa1  2,078,280
              Series 82, 5.650%, 4/01/30 (Alternative Minimum Tax)

       1,470 State of New York Mortgage Agency, Homeowner Mortgage Revenue Bonds,         4/10 at 100.00       Aa1  1,562,507
              Series 95, 5.625%, 4/01/22

         280 State of New York Mortgage Agency, Mortgage Revenue Bonds, Twenty-Ninth     10/10 at 100.00       Aaa    289,008
              Series, 5.450%, 4/01/31 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------
             Long-Term Care - 5.6%

       1,320 Village of East Rochester Housing Authority, New York, Revenue Refunding    12/11 at 101.00       Aaa  1,375,004
              Bonds, GNMA Security - Genesee Valley Presbyterian Nursing Center
              Project, Series 2001, 5.200%, 12/20/24

         965 Nassau County Industrial Development Agency, New York, Civic Facility        7/11 at 101.00       N/R    975,422
              Revenue Bonds, Special Needs Facilities Pooled Program, Series 2001-B1,
              7.250%, 7/01/16

       1,335 New York City Industrial Development Agency, New York, Civic Facility        7/10 at 102.00       N/R  1,413,071
              Revenue Bonds, Special Needs Facilities Pooled Program, Series 2000,
              8.125%, 7/01/19

       2,000 Dormitory Authority of the State of New York, Bishop Henry R. Hucles         7/06 at 102.00       Aa1  2,082,600
              Nursing Home, Inc., Revenue Bonds, Series 1996, 6.000%, 7/01/24

       2,185 Dormitory Authority of the State of New York, W.K. Nursing Home              8/06 at 102.00       AAA  2,369,567
              Corporation, FHA-Insured Mortgage Revenue Bonds, Series 1996, 5.950%,
              2/01/16

       1,000 Dormitory Authority of the State of New York, Miriam Osborn Memorial Home    7/10 at 102.00         A  1,098,440
              Association Revenue Bonds, Series 2000B, 6.375%, 7/01/29 - ACA Insured

       1,500 Dormitory Authority of the State of New York, Concord Nursing Home, Inc.     7/10 at 101.00        A1  1,642,800
              Revenue Bonds, Series 2000, 6.500%, 7/01/29

         300 Dormitory Authority of the State of New York, Augustana Lutheran Home for    2/12 at 101.00       AAA    314,334
              the Aged Inc., FHA- Insured Mortgage Nursing Home Revenue Bonds, Series
              2001, 5.400%, 2/01/31 - MBIA Insured

       1,520 Dormitory Authority of the State of New York, Shorefront Jewish Geriatric    2/13 at 102.00       AAA  1,543,849
              Center Inc., FHA-Insured Mortgage Nursing Home Revenue Bonds, Series
              2002, 5.200%, 2/01/32

         250 Suffolk County Industrial Development Agency, New York, Civic Facility       7/11 at 101.00       N/R    252,700
              Revenue Bonds, Special Needs Facilities Pooled Program, Series 2001-C1,
              7.250%, 7/01/16

       5,000 Syracuse Housing Authority, New York, FHA-Insured Mortgage Revenue Bonds,    2/08 at 102.00       AAA  5,350,650
              Loretto Rest Residential Health Care Facility Project, Series 1997A,
              5.800%, 8/01/37
-----------------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 2.7%

             City of New York, New York, General Obligation Bonds, Fiscal 1996 Series G:
       2,000  5.750%, 2/01/17                                                             2/06 at 101.50         A  2,121,040
       2,500  5.750%, 2/01/20                                                             2/06 at 101.50         A  2,596,275

       1,750 City of New York, New York, General Obligation Bonds, Fiscal 1997 Series    11/06 at 101.50         A  1,876,858
              D, 5.875%, 11/01/11

         435 City of New York, New York, General Obligation Bonds, Fiscal 1992 Series     8/03 at 100.75         A    440,472
              B, 7.500%, 2/01/06

         950 Northern Mariana Islands Commonwealth, General Obligation Bonds, Series      6/10 at 100.00         A  1,012,206
              2000A, 6.000%, 6/01/20 - ACA Insured

             South Orangetown Central School District, Rockland County, New York,
             General Obligation Serial Bonds, Series 1990:
         390  6.875%, 10/01/08                                                              No Opt. Call        A2    473,405
         390  6.875%, 10/01/09                                                              No Opt. Call        A2    477,360

----
                                      31

Portfolio of Investments
NUVEEN NEW YORK MUNICIPAL BOND FUND (continued)
February 28, 2003

   Principal                                                                               Optional Call               Market
Amount (000) Description                                                                     Provisions* Ratings**      Value
-----------------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 23.9%

    $    300 Albany Housing Authority, New York, Limited Obligation Bonds, Series 1995,  10/05 at 102.00        A3 $  327,795
              5.850%, 10/01/07

       1,500 Albany Parking Authority, New York, Parking Revenue Bonds, Series 1992A        No Opt. Call      Baa1    742,995
              Refunding, 0.000%, 11/01/17

             Canton Human Services Initiative Inc., New York, Facility Revenue Bonds,
             Series 2001:
       1,000  5.700%, 9/01/24                                                             9/11 at 102.00      Baa2  1,039,840
       1,260  5.750%, 9/01/32                                                             9/11 at 102.00      Baa2  1,302,664

       2,500 New York Housing Corporation, Senior Revenue Refunding Bonds, Series 1993,  11/03 at 102.00       AAA  2,609,125
              5.000%, 11/01/13

             Metropolitan Transportation Authority, New York, State Service Contract
             Refunding Bonds, Series 2002A:
       1,825  5.750%, 7/01/18                                                               No Opt. Call       AA-  2,132,239
       4,400  5.125%, 1/01/29                                                             7/12 at 100.00       AA-  4,494,732

             Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds,
             Series 2002A:
       4,400  5.250%, 11/15/25 - FSA Insured                                             11/12 at 100.00       AAA  4,626,996
       2,000  5.000%, 11/15/30                                                           11/12 at 100.00       AA-  2,017,480

       1,680 Monroe Newpower Corporation, New York, Power Facilities Revenue Bonds,       1/13 at 102.00      BBB+  1,648,063
              Series 2003, 5.500%, 1/01/34

       1,000 Nassau County Interim Finance Authority, New York, Sales Tax Secure Bonds,  11/10 at 100.00       AAA  1,145,590
              Series 2000A, 5.750%, 11/15/16 - MBIA Insured

       1,700 New York City Transit Authority, Metropolitan Transportation Authority,      1/10 at 101.00       AAA  1,925,454
              Triborough Bridge and Tunnel Authority, New York, Certificates of
              Participation, Series 2000A, 5.875%, 1/01/30 - AMBAC Insured

       1,915 New York City Transitional Finance Authority, New York, Future Tax Secured   5/10 at 101.00       Aa3  2,743,199
              Bonds, Residual Interest Certificates, Series 319, 14.970%, 11/01/17 (IF)

         220 Dormitory Authority of the State of New York, Judicial Facilities Lease      4/03 at 114.14      Baa1    252,536
              Revenue Bonds, Suffolk County Issue, Series 1991A, 9.500%, 4/15/14

       1,000 Dormitory Authority of the State of New York, Department of Education of     7/04 at 102.00       AA-  1,077,310
              the State of New York Revenue Bonds, Series 1994A, 6.250%, 7/01/24

       2,900 Dormitory Authority of the State of New York, Department of Health of the    7/04 at 102.00       AA-  3,042,390
              State of New York Revenue Bonds, Series 1994, 5.500%, 7/01/23

       1,000 Dormitory Authority of the State of New York, Mental Health Services         2/07 at 102.00       AAA  1,114,470
              Facilities Improvement Revenue Bonds, Series 1997A, 5.750%, 8/15/22 -
              MBIA Insured

       2,485 Dormitory Authority of the State of New York, Mental Health Services         2/07 at 102.00       AA-  2,624,756
              Facilities Improvement Revenue Bonds, Series 1997B, 5.625%, 2/15/21

       1,545 New York State Environmental Facilities Corporation, State Park              3/03 at 101.00       AA-  1,563,555
              Infrastructure Special Obligation Bonds, Series 1993A, 5.750%, 3/15/13

       1,000 New York State Housing Finance Agency, New York City Health Facilities       5/06 at 101.50         A  1,105,900
              Revenue Bonds, 1996 Series A Refunding, 6.000%, 11/01/08

       2,520 New York State Housing Finance Agency, Service Contract Obligation Revenue   9/03 at 102.00        A3  2,592,702
              Bonds, 1993 Series C Refunding, 5.875%, 9/15/14

         215 New York State Housing Finance Agency, Service Contract Obligation Revenue   9/05 at 102.00       AA-    242,217
              Bonds, 1995 Series A, 6.375%, 9/15/15

         160 State of New York Municipal Bond Bank Agency, Special Program Revenue        3/03 at 101.00      BBB+    165,456
              Bonds, City of Buffalo Issue, 1991 Series A, 6.875%, 3/15/06

          15 New York State Medical Care Facilities Finance Agency, Mental Health         8/04 at 102.00       AA-     16,287
              Services Facilities Improvement Revenue Bonds, 1994 Series E, 6.500%,
              8/15/24

       1,200 Dormitory Authority of the State of New York, State Personal Income Tax      3/13 at 100.00        AA  1,280,592
              Revenue Bonds, Series 2003A, 5.375%, 3/15/22

       3,335 New York State Thruway Authority, Highway and Bridge Trust Fund, Residual    4/10 at 101.00       Aaa  4,664,464
              Interest Certificates, Series 368, 14.580%, 4/01/16 - FGIC Insured (IF)

       3,000 New York State Thruway Authority, Local Highway and Bridge Service           4/11 at 100.00       AA-  3,234,360
              Contract Bonds, Series 2001, 5.250%, 4/01/17

----
                                      32

   Principal                                                                               Optional Call               Market
Amount (000) Description                                                                     Provisions* Ratings**      Value
-----------------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

    $  5,500 New York State Urban Development Corporation, Correctional Facilities,       1/04 at 102.00       AA- $5,674,570
              5.250%, 1/01/21

       1,000 New York State Urban Development Corporation, Onondaga County Convention     1/06 at 102.00       AA-  1,110,800
              Center Project Revenue Bonds, Refunding Series 1995, 6.250%, 1/01/20

             New York State Urban Development Corporation, State Personal Income Tax
             Revenue Bonds, Series 2002A, State Facilities and Equipment:
       1,500  5.375%, 3/15/18                                                             3/12 at 100.00        AA  1,639,170
       3,500  5.125%, 3/15/27                                                             3/12 at 100.00        AA  3,594,220

       2,000 New York State Urban Development Corporation, State Personal Income Tax      3/13 at 100.00        AA  2,019,620
              Revenue Bonds, State Facilities and Equipment, Series 2002C-1, 5.000%,
              3/15/33

       3,500 New York State Urban Development Corporation, Correctional and Youth           No Opt. Call       AA-  3,871,280
              Facilities Service Contract Revenue Bonds, Series 2002A, 5.500%, 1/01/17
              (Mandatory put 1/01/11)

       2,000 Niagara Falls City School District, New York, Certificates of                6/08 at 101.00       AAA  2,121,980
              Participation, High School Facility, Series 1998, 5.375%, 6/15/28 - MBIA
              Insured

       1,420 Niagara Falls City School District, New York, Certificates of                6/09 at 101.00      BBB-  1,543,199
              Participation, High School Facility, Series 2000, 6.625%, 6/15/28

       1,000 Puerto Rico Highway and Transportation Authority, Transportation Revenue     7/10 at 101.00       AAA  1,120,170
              Bonds, Series B, 5.750%, 7/01/19 - MBIA Insured

       2,000 34th Street Partnership, Inc., 34th Street Business Improvement District,    7/03 at 102.00        A1  2,046,560
              New York, Capital Improvement Bonds, Series 1993, 5.500%, 1/01/23

         500 Triborough Bridge and Tunnel Authority, New York, Convention Center Bonds,     No Opt. Call       AA-    594,870
              Series E, 7.250%, 1/01/10

       1,250 Virgin Islands Public Finance Authority, Revenue Bonds, Virgin Islands      10/10 at 101.00      BBB-  1,388,725
              Gross Receipts Taxes Loan Note, Series 1999A, 6.500%, 10/01/24

       1,960 City of Yonkers Industrial Development Agency, New York, Civic Facility      2/11 at 100.00      BBB-  2,097,396
              Revenue Bonds, Community Development Properties, Yonkers, Inc. Project,
              Series 2001A, 6.625%, 2/01/26
-----------------------------------------------------------------------------------------------------------------------------
             Transportation - 5.1%

             Metropolitan Transportation Authority, New York, Transportation Revenue
             Bonds, Series 2002A Refunding:
       1,500  5.500%, 11/15/19 - AMBAC Insured                                           11/12 at 100.00       AAA  1,662,330
       1,000  5.125%, 11/15/22 - FGIC Insured                                            11/12 at 100.00       AAA  1,049,080

         500 New York City Industrial Development Agency, New York, Special Facility     12/08 at 102.00      BBB-    305,565
              Revenue Bonds, Series 1998, 1998 British Airways PLC Project, 5.250%,
              12/01/32 (Alternative Minimum Tax)

       1,000 Niagara Frontier Transportation Authority, New York, Buffalo/Niagara         4/09 at 101.00       AAA  1,058,990
              International Airport Revenue Bonds, Series 1999A, 5.625%, 4/01/29
              (Alternative Minimum Tax) - MBIA Insured

       1,500 Port Authority of New York and New Jersey, Special Project Bonds, Series    12/07 at 100.00       AAA  1,607,850
              6, JFK International Air Terminal, LLC Project, 5.750%, 12/01/25
              (Alternative Minimum Tax) - MBIA Insured

         250 Puerto Rico Ports Authority, Special Facilities Revenue Bonds, 1996 Series   6/06 at 102.00        B-     58,750
              A, American Airlines, Inc. Project, 6.250%, 6/01/26 (Alternative Minimum
              Tax)

       1,500 Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue    1/12 at 100.00       AA-  1,572,525
              Bonds, Series 2001A, 5.000%, 1/01/19

       5,000 Triborough Bridge and Tunnel Authority, New York, General Revenue Bonds,    11/12 at 100.00       AA-  6,139,300
              ROLS II-R 194, 17.860%, 11/15/19 (IF)

             Triborough Bridge and Tunnel Authority, New York, Subordinate Revenue
             Refunding Bonds, Series 2002E:
         780  5.500%, 11/15/20 - MBIA Insured                                               No Opt. Call       AAA    899,909
       2,300  5.250%, 11/15/22 - MBIA Insured                                            11/12 at 100.00       AAA  2,446,487
-----------------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 10.2%

       2,000 Metropolitan Transportation Authority, New York, Commuter Facilities         7/07 at 102.00       AAA  2,127,700
              Revenue Bonds, Series 1997B, 5.000%, 7/01/20 - AMBAC Insured

----
                                      33

Portfolio of Investments
NUVEEN NEW YORK MUNICIPAL BOND FUND (continued)
February 28, 2003

   Principal                                                                               Optional Call               Market
Amount (000) Description                                                                     Provisions* Ratings**      Value
-----------------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed (continued)

             Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds,
             Series 1999A:
    $  1,000  5.250%, 4/01/23 (Pre-refunded to 10/01/14) - FSA Insured                   10/14 at 100.00       AAA $1,155,730
       2,000  5.000%, 4/01/29 (Pre-refunded to 10/01/14) - FSA Insured                   10/14 at 100.00       AAA  2,264,400

       1,500 Dormitory Authority of the State of New York, Department of Health of the    7/05 at 102.00       AAA  1,719,330
              State of New York Revenue Bonds, Series 1995, Roswell Park Cancer Center,
              6.625%, 7/01/24 (Pre-refunded to 7/01/05)

          15 Dormitory Authority of the State of New York, Mental Health Services         2/07 at 102.00       AA-     17,437
              Facilities Improvement Revenue Bonds, Series 1997B, 5.625%, 2/15/21                              ***
              (Pre-refunded to 2/15/07)

             Dormitory Authority of the State of New York, State University Educational
             Facilities Revenue Bonds, RITES Trust PA-781R, Series A-D:
         835  15.220%, 5/15/14 (Pre-refunded to 5/15/10) - FSA Insured (IF)               5/10 at 101.00       AAA  1,306,858
         500  15.220%, 5/15/16 (Pre-refunded to 5/15/10) - FSA Insured (IF)               5/10 at 101.00       AAA    782,550
       1,335  15.220%, 5/15/16 (Pre-refunded to 5/15/10) - FSA Insured (IF)               5/10 at 101.00       AAA  2,087,299
         670  15.220%, 5/15/17 (Pre-refunded to 5/15/10) - FSA Insured (IF)               5/10 at 101.00       AAA  1,048,617

         200 New York State Housing Finance Agency, State University Construction           No Opt. Call       AAA    258,390
              Bonds, 1986 Series A, 8.000%, 5/01/11

         470 New York State Housing Finance Agency, Service Contract Obligation Revenue   9/03 at 102.00       AAA    491,644
              Bonds, 1993 Series C Refunding, 5.875%, 9/15/14 (Pre-refunded to 9/15/03)

       1,785 New York State Housing Finance Agency, Service Contract Obligation Revenue   9/07 at 100.00       AAA  2,124,525
              Bonds, 1995 Series A, 6.375%, 9/15/15 (Pre-refunded to 9/15/07)

       1,000 New York State Medical Care Facilities Finance Agency, New York Hospital     2/05 at 102.00       AAA  1,129,270
              FHA-Insured Mortgage Revenue Bonds, Series 1994A, 6.800%, 8/15/24
              (Pre-refunded to 2/15/05) - AMBAC Insured

       2,700 New York State Medical Care Facilities Finance Agency, Brookdale Hospital    2/05 at 102.00       AAA  3,050,163
              Medical Center Secured Hospital Revenue Bonds, 1995 Series A, 6.800%,
              8/15/12 (Pre-refunded to 2/15/05)

       1,480 New York State Medical Care Facilities Finance Agency, Hospital and          2/04 at 102.00     AA***  1,581,972
              Nursing Home FHA-Insured Mortgage Revenue Bonds, 1994 Series A, 6.200%,
              2/15/21 (Pre-refunded to 2/15/04)

       5,745 New York State Thruway Authority, Local Highway and Bridge Service             No Opt. Call       AAA  8,949,848
              Contract Bonds, Series 2000, Drivers Series 145, 19.620%, 10/01/08 -
              AMBAC Insured (IF)

       3,000 Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue    1/22 at 100.00       AAA  3,426,990
              Bonds, Series 1999B, 5.500%, 1/01/30 (Pre-refunded to 1/01/22)
-----------------------------------------------------------------------------------------------------------------------------
             Utilities - 10.8%

             Long Island Power Authority, New York, Electric System General Revenue
             Bonds, Series 1998A:
       3,000  5.125%, 12/01/22 - FSA Insured                                              6/08 at 101.00       AAA  3,102,630
       1,000  5.250%, 12/01/26                                                            6/08 at 101.00        A-  1,014,680
       1,000  5.250%, 12/01/26 - AMBAC Insured                                            6/08 at 101.00       AAA  1,040,850
       1,500  5.250%, 12/01/26 - MBIA Insured                                             6/08 at 101.00       AAA  1,561,275
       4,455  5.500%, 12/01/29                                                            6/03 at 101.00        A-  4,541,026

       2,350 Long Island Power Authority, New York, Electric System General Revenue         No Opt. Call       AAA  1,067,488
              Bonds, Series 2000A, 0.000%, 6/01/20 - FSA Insured

       2,000 Long Island Power Authority, New York, Electric System General Revenue       9/11 at 100.00        A-  2,052,140
              Bonds, Series 2001A, 5.375%, 9/01/25

       1,000 Long Island Power Authority, New York, Electric System General Revenue       5/11 at 100.00        A-  1,025,850
              Bonds, 2000 Series L, 5.375%, 5/01/33

       4,950 New York City Industrial Development Agency, New York, Industrial           10/08 at 102.00      BBB-  4,732,596
              Development Revenue Bonds, Brooklyn Navy Yard Cogeneration Partners, L.P.
              Project, Series 1997, 5.750%, 10/01/36 (Alternative Minimum Tax)

         285 New York State Energy Research and Development Authority, Electric           3/03 at 102.00         A    291,826
              Facilities Revenue Bonds, Long Island Lighting Company Project, 1992
              Series D, 6.900%, 8/01/22 (Alternative Minimum Tax) (Pre- refunded to
              3/31/03)

       2,435 New York State Energy Research and Development Authority, Pollution          7/05 at 102.00       AAA  2,565,492
              Control Revenue Bonds, New York State Electric and Gas Corporation
              Project, Series 1987A, 6.150%, 7/01/26 (Alternative Minimum Tax) - MBIA
              Insured

----
                                      34

   Principal                                                                               Optional Call                 Market
Amount (000) Description                                                                     Provisions* Ratings**        Value
-------------------------------------------------------------------------------------------------------------------------------
             Utilities (continued)

    $  1,500 New York State Energy Research and Development Authority, Facilities         7/05 at 102.00       AAA $  1,681,350
              Refunding Revenue Bonds, Series 1995 A, Consolidated Edison Company of
              New York, Inc. Project, 6.100%, 8/15/20 - AMBAC Insured

       3,000 Power Authority of the State of New York, Series 2000A Revenue Bonds,       11/10 at 100.00       Aa2    3,083,220
              5.250%, 11/15/40

       1,500 Niagara County Industrial Development Agency, New York, Solid Waste         11/11 at 101.00      Baa1    1,584,420
              Disposal Facility Revenue Bonds, American Ref - Fuel Company of Niagara,
              Series 2001A, 5.450%, 11/15/26 (Alternative Minimum Tax) (Mandatory put
              11/15/12)

         750 Onondaga County Resource Recovery Agency, New York, System Revenue Bonds,    5/03 at 101.00       Ba3      603,105
              Development Costs, 1992 Series, 7.000%, 5/01/15 (Alternative Minimum Tax)

             Suffolk County Industrial Development Agency, New York, 1998 Industrial
             Development Revenue Bonds, Nissequogue Cogeneration Partners Facility:
       1,800  5.300%, 1/01/13 (Alternative Minimum Tax)                                   1/09 at 101.00       N/R    1,725,912
       4,000  5.500%, 1/01/23 (Alternative Minimum Tax)                                   1/09 at 101.00       N/R    3,665,440
-------------------------------------------------------------------------------------------------------------------------------
             Water and Sewer - 4.7%

             Monroe County Water Authority, New York, Water Revenue Bonds, Series 2001:
         850  5.150%, 8/01/22                                                             8/11 at 101.00        AA      888,505
       2,250  5.250%, 8/01/36                                                             8/11 at 101.00        AA    2,328,030

       2,000 New York City Municipal Water Finance Authority, New York, Water and Sewer   6/06 at 101.00       AAA    2,229,520
              System Revenue Bonds, Fiscal 1996 Series B, 5.750%, 6/15/26 - MBIA Insured

         250 New York City Municipal Water Finance Authority, New York, Water and Sewer   6/09 at 101.00       AAA      269,713
              System Revenue Bonds, Fiscal 2000 Series A, 5.500%, 6/15/32 - FGIC Insured

       2,750 New York City Municipal Water Finance Authority, New York, Water and Sewer   6/10 at 101.00        AA    2,943,765
              System Revenue Bonds, Fiscal 2001 Series A, 5.500%, 6/15/33

       2,225 New York City Municipal Water Finance Authority, New York, Water and Sewer   6/12 at 100.00        AA    2,414,543
              System Revenue Bonds, Fiscal 2003 Series A, 5.375%, 6/15/19

       4,000 New York State Environmental Facilities Corporation, State Clean Water and  11/12 at 100.00       AAA    4,370,320
              Drinking Water Revolving Funds Revenue Bonds, Pooled Loan Issue, Series
              2002F, 5.250%, 11/15/18
-------------------------------------------------------------------------------------------------------------------------------
    $301,705 Total Long-Term Investments (cost $298,413,331) - 98.2%                                                322,530,933
-------------------------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 1.8%                                                                     6,062,944

             ------------------------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                                     $328,593,877

             ------------------------------------------------------------------------------------------------------------------

            * Optional Call Provisions (not covered by the report of
              independent accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent accountants):
              Using the higher of Standard & Poor's or Moody's rating.
          *** Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
          N/R Investment is not rated.
         (IF) Inverse floating rate security.


                                See accompanying notes to financial statements.

----
                                      35

Portfolio of Investments
NUVEEN NEW YORK INSURED MUNICIPAL BOND FUND
February 28, 2003

   Principal                                                                                                        Optional Call
Amount (000) Description                                                                                              Provisions*
----------------------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 10.9%

    $  1,000 Allegany County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Series         8/08 at 102.00
              1998, Alfred University Civic Facility, 5.000%, 8/01/28 - MBIA Insured

       3,095 Town of Amherst Industrial Development Agency, New York, Civic Facility Revenue Bonds,                8/10 at 102.00
              UBF Faculty-Student Housing Corporation, Village Green Project, Series 2000A, 5.750%, 8/01/30 -
              AMBAC Insured

       1,110 Town of Amherst Industrial Development Agency, New York, Civic Facility Revenue Bonds,                8/12 at 101.00
              UBF Faculty-Student Housing Corporation, Creekside Project, 2002 Series A, 5.000%, 8/01/22 -
              AMBAC Insured

       1,350 Town of Hempstead Industrial Development Agency, New York, Civic Facility Revenue Bonds,              7/06 at 102.00
              Hofstra University Project, Series 1996, 5.800%, 7/01/15 - MBIA Insured

       1,750 Trust for Cultural Resources of the City of New York, New York, Revenue Bonds, Series 1997A,          4/07 at 101.00
              American Museum of Natural History, 5.650%, 4/01/27 - MBIA Insured

       1,000 New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds,                 11/04 at 102.00
              USTA National Tennis Center Incorporated Project, 6.375%, 11/15/14 - FSA Insured

       1,145 New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds,                  6/07 at 102.00
              Anti-Defamation League Foundation Project, Series 1997A, 5.600%, 6/01/17 - MBIA Insured

       4,000 Dormitory Authority of the State of New York, City University System Consolidated Revenue Bonds,        No Opt. Call
              Series 1993A, 5.750%, 7/01/13 - MBIA Insured

       2,925 Dormitory Authority of the State of New York, Siena College Insured Revenue Bonds, Series 1997,       7/07 at 102.00
              5.750%, 7/01/26 - MBIA Insured

       3,000 Dormitory Authority of the State of New York, City University System Consolidated Third General       1/08 at 102.00
              Resolution Revenue Bonds, 1997 Series 1, 5.125%, 7/01/27 - MBIA Insured

       1,000 Dormitory Authority of the State of New York, Fordham University Insured Revenue Bonds, Series        7/08 at 101.00
              1998, 5.000%, 7/01/28 - MBIA Insured

       3,000 Dormitory Authority of the State of New York, Ithaca College Insured Revenue Bonds, Series 1998,      7/08 at 101.00
              5.000%, 7/01/21 - AMBAC Insured

       3,250 Dormitory Authority of the State of New York, Upstate Community Colleges Revenue Bonds,               7/10 at 101.00
              Series 2000A, 5.750%, 7/01/29 - FSA Insured

       5,280 Dormitory Authority of the State of New York, University of Rochester Revenue Bonds, Series 2000A,    7/10 at 101.00
              0.000%, 7/01/25 - MBIA Insured

       1,000 Dormitory Authority of the State of New York, Pace University Insured Revenue Bonds, Series 2000,     7/10 at 101.00
              6.000%, 7/01/29 - MBIA Insured

       1,000 Dormitory Authority of the State of New York, City University System Consolidated, Fourth General     7/10 at 100.00
              Resolution Revenue Bonds, 2000 Series A, 5.125%, 7/01/22 - FGIC Insured

       1,000 Dormitory Authority of the State of New York, Canisius College Revenue Bonds, Series 2000,            7/11 at 101.00
              5.250%, 7/01/30 - MBIA Insured

       1,000 Dormitory Authority of the State of New York, New York University Revenue Bonds, Series 2001-1,         No Opt. Call
              5.500%, 7/01/40 - AMBAC Insured

       1,500 Dormitory Authority of the State of New York, Yeshiva University Insured Revenue Bonds, Series 2001,  7/11 at 100.00
              5.000%, 7/01/30 - AMBAC Insured
       1,490 Dormitory Authority of the State of New York, Fordham University Insured Revenue                      7/12 at 100.00
              Bonds, Series 2002, 5.000%, 7/01/21 - FGIC Insured
----------------------------------------------------------------------------------------------------------------------------------
             Healthcare - 16.3%

             New York City Health and Hospitals Corporation, New York, Health System Revenue Bonds,
             Series 2003A:
       2,000   5.250%, 2/15/21 - AMBAC Insured                                                                     2/13 at 100.00
       1,750   5.250%, 2/15/22 - AMBAC Insured                                                                     2/13 at 100.00

       6,460 Dormitory Authority of the State of New York, St. Vincent's Hospital and Medical Center               8/05 at 102.00
              of New York, FHA-Insured Mortgage Revenue Bonds, Series 1995, 5.800%, 8/01/25 -
              AMBAC Insured

       3,305 Dormitory Authority of the State of New York, Millard Fillmore Hospitals, FHA-Insured                 8/04 at 105.00
              Mortgage Hospital Revenue Bonds, Series 1997, 5.375%, 2/01/32 - AMBAC Insured

                                                                                                                   Market
Description                                                                                          Ratings**      Value
-------------------------------------------------------------------------------------------------------------------------
Education and Civic Organizations - 10.9%

Allegany County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Series              Aaa $1,014,700
 1998, Alfred University Civic Facility, 5.000%, 8/01/28 - MBIA Insured

Town of Amherst Industrial Development Agency, New York, Civic Facility Revenue Bonds,                     AAA  3,452,287
 UBF Faculty-Student Housing Corporation, Village Green Project, Series 2000A, 5.750%, 8/01/30 -
 AMBAC Insured

Town of Amherst Industrial Development Agency, New York, Civic Facility Revenue Bonds,                     AAA  1,154,333
 UBF Faculty-Student Housing Corporation, Creekside Project, 2002 Series A, 5.000%, 8/01/22 -
 AMBAC Insured

Town of Hempstead Industrial Development Agency, New York, Civic Facility Revenue Bonds,                   AAA  1,535,990
 Hofstra University Project, Series 1996, 5.800%, 7/01/15 - MBIA Insured

Trust for Cultural Resources of the City of New York, New York, Revenue Bonds, Series 1997A,               AAA  1,924,843
 American Museum of Natural History, 5.650%, 4/01/27 - MBIA Insured

New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds,                       AAA  1,099,030
 USTA National Tennis Center Incorporated Project, 6.375%, 11/15/14 - FSA Insured

New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds,                       Aaa  1,284,862
 Anti-Defamation League Foundation Project, Series 1997A, 5.600%, 6/01/17 - MBIA Insured

Dormitory Authority of the State of New York, City University System Consolidated Revenue Bonds,           AAA  4,710,400
 Series 1993A, 5.750%, 7/01/13 - MBIA Insured

Dormitory Authority of the State of New York, Siena College Insured Revenue Bonds, Series 1997,            AAA  3,261,375
 5.750%, 7/01/26 - MBIA Insured

Dormitory Authority of the State of New York, City University System Consolidated Third General            AAA  3,069,270
 Resolution Revenue Bonds, 1997 Series 1, 5.125%, 7/01/27 - MBIA Insured

Dormitory Authority of the State of New York, Fordham University Insured Revenue Bonds, Series             AAA  1,014,660
 1998, 5.000%, 7/01/28 - MBIA Insured

Dormitory Authority of the State of New York, Ithaca College Insured Revenue Bonds, Series 1998,           Aaa  3,103,380
 5.000%, 7/01/21 - AMBAC Insured

Dormitory Authority of the State of New York, Upstate Community Colleges Revenue Bonds,                    AAA  3,623,198
 Series 2000A, 5.750%, 7/01/29 - FSA Insured

Dormitory Authority of the State of New York, University of Rochester Revenue Bonds, Series 2000A,         AAA  3,732,326
 0.000%, 7/01/25 - MBIA Insured

Dormitory Authority of the State of New York, Pace University Insured Revenue Bonds, Series 2000,          AAA  1,151,340
 6.000%, 7/01/29 - MBIA Insured

Dormitory Authority of the State of New York, City University System Consolidated, Fourth General          AAA  1,038,960
 Resolution Revenue Bonds, 2000 Series A, 5.125%, 7/01/22 - FGIC Insured

Dormitory Authority of the State of New York, Canisius College Revenue Bonds, Series 2000,                 AAA  1,043,830
 5.250%, 7/01/30 - MBIA Insured

Dormitory Authority of the State of New York, New York University Revenue Bonds, Series 2001-1,            AAA  1,152,640
 5.500%, 7/01/40 - AMBAC Insured

Dormitory Authority of the State of New York, Yeshiva University Insured Revenue Bonds, Series 2001,       AAA  1,522,905
 5.000%, 7/01/30 - AMBAC Insured
Dormitory Authority of the State of New York, Fordham University Insured Revenue                           Aaa  1,553,727
 Bonds, Series 2002, 5.000%, 7/01/21 - FGIC Insured
-------------------------------------------------------------------------------------------------------------------------
Healthcare - 16.3%

New York City Health and Hospitals Corporation, New York, Health System Revenue Bonds,
Series 2003A:
  5.250%, 2/15/21 - AMBAC Insured                                                                          AAA  2,126,780
  5.250%, 2/15/22 - AMBAC Insured                                                                          AAA  1,850,818

Dormitory Authority of the State of New York, St. Vincent's Hospital and Medical Center                    AAA  6,775,636
 of New York, FHA-Insured Mortgage Revenue Bonds, Series 1995, 5.800%, 8/01/25 -
 AMBAC Insured

Dormitory Authority of the State of New York, Millard Fillmore Hospitals, FHA-Insured                      AAA  3,415,321
 Mortgage Hospital Revenue Bonds, Series 1997, 5.375%, 2/01/32 - AMBAC Insured

----
                                      36

   Principal
Amount (000) Description
-------------------------------------------------------------------------------------------------------------------
             Healthcare (continued)

     $ 3,730 Dormitory Authority of the State of New York, Maimonides Medical Center, FHA-Insured
              Mortgage Hospital Revenue Bonds, Series 1996A, 5.750%, 8/01/24 - MBIA Insured

       2,500 Dormitory Authority of the State of New York, Secured Hospital Insured Revenue Bonds,
              Southside Hospital, Series 1998, 5.000%, 2/15/25 - MBIA Insured

       4,000 Dormitory Authority of the State of New York, United Health Services, FHA-Insured
              Mortgage Revenue Refunding Bonds, Series 1997, 5.375%, 8/01/27 - AMBAC Insured

       6,115 Dormitory Authority of the State of New York, New York and Presbyterian Hospital, FHA-
              Insured Mortgage Hospital Revenue Bonds, Series 1998, 4.750%, 8/01/27 - AMBAC
              Insured

       3,000 Dormitory Authority of the State of New York, North Shore Health System Obligated
              Group, North Shore University Hospital Revenue Bonds, Series 1998, 5.000%, 11/01/23
              - MBIA Insured

       2,000 Dormitory Authority of the State of New York, Montefiore Medical Center, FHA-Insured
              Mortgage Hospital Revenue Bonds, Series 1999, 5.500%, 8/01/38 - AMBAC Insured

       3,105 Dormitory Authority of the State of New York, Catholic Health Services of Long Island
              Obligated Group, St. Charles Hospital and Rehabilitation Center Revenue Bonds, Series
              1999A, 5.500%, 7/01/22 - MBIA Insured

       2,260 Dormitory Authority of the State of New York, Catholic Health Services of Long Island
              Obligated Group, St. Francis Hospital Revenue Bonds, Series 1999A, 5.500%, 7/01/29 -
              MBIA Insured

       1,000 Dormitory Authority of the State of New York, New Island Hospital Insured Revenue
              Bonds, Series 1999A, 5.750%, 7/01/19 - AMBAC Insured

       5,000 Dormitory Authority of the State of New York, Winthrop South Nassau University Health
              System Obligated Group, Series 2001A, Winthrop University Hospital Association
              Revenue Bonds, 5.250%, 7/01/31 - AMBAC Insured

       1,600 New York State Medical Care Facilities Finance Agency, Our Lady of Victory Hospital
              Project Revenue Bonds, 1991 Series A, 6.625%, 11/01/16 - AMBAC Insured

             New York State Medical Care Facilities Finance Agency, Sisters of Charity Hospital of Buffalo Project
             Revenue Bonds, 1991 Series A:
         500   6.600%, 11/01/10 - AMBAC Insured
       1,550   6.625%, 11/01/18 - AMBAC Insured

       4,000 New York State Medical Care Facilities Finance Agency, Hospital Insured Mortgage
              Revenue Bonds, 1994 Series A Refunding, 5.375%, 2/15/25 - MBIA Insured

         615 New York State Medical Care Facilities Finance Agency, Hospital and Nursing Home
              FHA-Insured Mortgage Revenue Bonds, 1989 Series B, 7.350%, 2/15/29

       2,890 New York State Medical Care Facilities Finance Agency, Montefiore Medical Center FHA-
              Insured Mortgage Revenue Bonds, 1995 Series A, 5.750%, 2/15/15 - AMBAC Insured

       1,910 Dormitory Authority of the State of New York, FHA-Insured Mortgage Hospital Revenue
              Bonds, Saint Barnaba's Hospital, Series 2002A, 5.125%, 2/01/22 - AMBAC Insured
-------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 4.6%

       4,984 New York City Housing Development Corporation, New York, Multifamily Housing
              Limited Obligation Bonds, Series 1991C, Pass-Through Certificates, 6.500%, 2/20/19 -
              AMBAC Insured

             New York State Housing Finance Agency, Housing Project Mortgage Revenue Bonds, 1996 Series A
             Refunding:
       5,650   6.100%, 11/01/15 - FSA Insured
       4,980   6.125%, 11/01/20 - FSA Insured

         615 New York State Housing Finance Agency, Multifamily Housing Revenue Bonds, 1989
              Series A, 7.450%, 11/01/28 - AMBAC Insured
-------------------------------------------------------------------------------------------------------------------
             Long-Term Care - 3.0%

       4,250 Village of East Rochester Housing Authority, New York, FHA-Insured Mortgage Revenue
              Bonds, St. John's Meadows Project, Series 1997A, 5.700%, 8/01/27 - MBIA Insured

       1,000 Dormitory Authority of the State of New York, United Cerebral Palsy Association of
              Westchester County, Inc., Insured Revenue Bonds, Series 1992, 6.200%, 7/01/12 -
              MBIA Insured

                                                                                                        Optional Call
Description                                                                                               Provisions* Ratings**
--------------------------------------------------------------------------------------------------------------------------------
Healthcare (continued)

Dormitory Authority of the State of New York, Maimonides Medical Center, FHA-Insured                   2/06 at 102.00       AAA
 Mortgage Hospital Revenue Bonds, Series 1996A, 5.750%, 8/01/24 - MBIA Insured

Dormitory Authority of the State of New York, Secured Hospital Insured Revenue Bonds,                  2/08 at 101.50       AAA
 Southside Hospital, Series 1998, 5.000%, 2/15/25 - MBIA Insured

Dormitory Authority of the State of New York, United Health Services, FHA-Insured                      2/08 at 102.00       AAA
 Mortgage Revenue Refunding Bonds, Series 1997, 5.375%, 8/01/27 - AMBAC Insured

Dormitory Authority of the State of New York, New York and Presbyterian Hospital, FHA-                 2/08 at 101.00       AAA
 Insured Mortgage Hospital Revenue Bonds, Series 1998, 4.750%, 8/01/27 - AMBAC
 Insured

Dormitory Authority of the State of New York, North Shore Health System Obligated                     11/08 at 101.00       AAA
 Group, North Shore University Hospital Revenue Bonds, Series 1998, 5.000%, 11/01/23
 - MBIA Insured

Dormitory Authority of the State of New York, Montefiore Medical Center, FHA-Insured                   8/09 at 101.00       AAA
 Mortgage Hospital Revenue Bonds, Series 1999, 5.500%, 8/01/38 - AMBAC Insured

Dormitory Authority of the State of New York, Catholic Health Services of Long Island                  7/09 at 101.00       AAA
 Obligated Group, St. Charles Hospital and Rehabilitation Center Revenue Bonds, Series
 1999A, 5.500%, 7/01/22 - MBIA Insured

Dormitory Authority of the State of New York, Catholic Health Services of Long Island                  7/09 at 101.00       AAA
 Obligated Group, St. Francis Hospital Revenue Bonds, Series 1999A, 5.500%, 7/01/29 -
 MBIA Insured

Dormitory Authority of the State of New York, New Island Hospital Insured Revenue                      7/09 at 101.00       AAA
 Bonds, Series 1999A, 5.750%, 7/01/19 - AMBAC Insured

Dormitory Authority of the State of New York, Winthrop South Nassau University Health                  7/11 at 101.00       AAA
 System Obligated Group, Series 2001A, Winthrop University Hospital Association
 Revenue Bonds, 5.250%, 7/01/31 - AMBAC Insured

New York State Medical Care Facilities Finance Agency, Our Lady of Victory Hospital                    5/03 at 101.00       AAA
 Project Revenue Bonds, 1991 Series A, 6.625%, 11/01/16 - AMBAC Insured

New York State Medical Care Facilities Finance Agency, Sisters of Charity Hospital of Buffalo Project
Revenue Bonds, 1991 Series A:
  6.600%, 11/01/10 - AMBAC Insured                                                                     5/03 at 101.00       AAA
  6.625%, 11/01/18 - AMBAC Insured                                                                     5/03 at 101.00       AAA

New York State Medical Care Facilities Finance Agency, Hospital Insured Mortgage                       2/04 at 102.00       AAA
 Revenue Bonds, 1994 Series A Refunding, 5.375%, 2/15/25 - MBIA Insured

New York State Medical Care Facilities Finance Agency, Hospital and Nursing Home                       8/03 at 100.00        AA
 FHA-Insured Mortgage Revenue Bonds, 1989 Series B, 7.350%, 2/15/29

New York State Medical Care Facilities Finance Agency, Montefiore Medical Center FHA-                  2/05 at 102.00       AAA
 Insured Mortgage Revenue Bonds, 1995 Series A, 5.750%, 2/15/15 - AMBAC Insured

Dormitory Authority of the State of New York, FHA-Insured Mortgage Hospital Revenue                    8/12 at 100.00       AAA
 Bonds, Saint Barnaba's Hospital, Series 2002A, 5.125%, 2/01/22 - AMBAC Insured
--------------------------------------------------------------------------------------------------------------------------------
Housing/Multifamily - 4.6%

New York City Housing Development Corporation, New York, Multifamily Housing                           3/03 at 105.00       AAA
 Limited Obligation Bonds, Series 1991C, Pass-Through Certificates, 6.500%, 2/20/19 -
 AMBAC Insured

New York State Housing Finance Agency, Housing Project Mortgage Revenue Bonds, 1996 Series A
Refunding:
  6.100%, 11/01/15 - FSA Insured                                                                       5/06 at 102.00       AAA
  6.125%, 11/01/20 - FSA Insured                                                                       5/06 at 102.00       AAA

New York State Housing Finance Agency, Multifamily Housing Revenue Bonds, 1989                         5/03 at 100.00       AAA
 Series A, 7.450%, 11/01/28 - AMBAC Insured
--------------------------------------------------------------------------------------------------------------------------------
Long-Term Care - 3.0%

Village of East Rochester Housing Authority, New York, FHA-Insured Mortgage Revenue                    8/07 at 102.00       AAA
 Bonds, St. John's Meadows Project, Series 1997A, 5.700%, 8/01/27 - MBIA Insured

Dormitory Authority of the State of New York, United Cerebral Palsy Association of                     7/03 at 101.00       AAA
 Westchester County, Inc., Insured Revenue Bonds, Series 1992, 6.200%, 7/01/12 -
 MBIA Insured

                                                                                                          Market
Description                                                                                                Value
----------------------------------------------------------------------------------------------------------------
Healthcare (continued)

Dormitory Authority of the State of New York, Maimonides Medical Center, FHA-Insured                  $3,928,660
 Mortgage Hospital Revenue Bonds, Series 1996A, 5.750%, 8/01/24 - MBIA Insured

Dormitory Authority of the State of New York, Secured Hospital Insured Revenue Bonds,                  2,537,375
 Southside Hospital, Series 1998, 5.000%, 2/15/25 - MBIA Insured

Dormitory Authority of the State of New York, United Health Services, FHA-Insured                      4,154,280
 Mortgage Revenue Refunding Bonds, Series 1997, 5.375%, 8/01/27 - AMBAC Insured

Dormitory Authority of the State of New York, New York and Presbyterian Hospital, FHA-                 6,142,395
 Insured Mortgage Hospital Revenue Bonds, Series 1998, 4.750%, 8/01/27 - AMBAC
 Insured

Dormitory Authority of the State of New York, North Shore Health System Obligated                      3,065,970
 Group, North Shore University Hospital Revenue Bonds, Series 1998, 5.000%, 11/01/23
 - MBIA Insured

Dormitory Authority of the State of New York, Montefiore Medical Center, FHA-Insured                   2,098,640
 Mortgage Hospital Revenue Bonds, Series 1999, 5.500%, 8/01/38 - AMBAC Insured

Dormitory Authority of the State of New York, Catholic Health Services of Long Island                  3,300,522
 Obligated Group, St. Charles Hospital and Rehabilitation Center Revenue Bonds, Series
 1999A, 5.500%, 7/01/22 - MBIA Insured

Dormitory Authority of the State of New York, Catholic Health Services of Long Island                  2,378,017
 Obligated Group, St. Francis Hospital Revenue Bonds, Series 1999A, 5.500%, 7/01/29 -
 MBIA Insured

Dormitory Authority of the State of New York, New Island Hospital Insured Revenue                      1,098,110
 Bonds, Series 1999A, 5.750%, 7/01/19 - AMBAC Insured

Dormitory Authority of the State of New York, Winthrop South Nassau University Health                  5,192,250
 System Obligated Group, Series 2001A, Winthrop University Hospital Association
 Revenue Bonds, 5.250%, 7/01/31 - AMBAC Insured

New York State Medical Care Facilities Finance Agency, Our Lady of Victory Hospital                    1,623,008
 Project Revenue Bonds, 1991 Series A, 6.625%, 11/01/16 - AMBAC Insured

New York State Medical Care Facilities Finance Agency, Sisters of Charity Hospital of Buffalo Project
Revenue Bonds, 1991 Series A:
  6.600%, 11/01/10 - AMBAC Insured                                                                       520,900
  6.625%, 11/01/18 - AMBAC Insured                                                                     1,609,830

New York State Medical Care Facilities Finance Agency, Hospital Insured Mortgage                       4,199,120
 Revenue Bonds, 1994 Series A Refunding, 5.375%, 2/15/25 - MBIA Insured

New York State Medical Care Facilities Finance Agency, Hospital and Nursing Home                         618,063
 FHA-Insured Mortgage Revenue Bonds, 1989 Series B, 7.350%, 2/15/29

New York State Medical Care Facilities Finance Agency, Montefiore Medical Center FHA-                  3,162,122
 Insured Mortgage Revenue Bonds, 1995 Series A, 5.750%, 2/15/15 - AMBAC Insured

Dormitory Authority of the State of New York, FHA-Insured Mortgage Hospital Revenue                    1,985,178
 Bonds, Saint Barnaba's Hospital, Series 2002A, 5.125%, 2/01/22 - AMBAC Insured
----------------------------------------------------------------------------------------------------------------
Housing/Multifamily - 4.6%

New York City Housing Development Corporation, New York, Multifamily Housing                           5,244,472
 Limited Obligation Bonds, Series 1991C, Pass-Through Certificates, 6.500%, 2/20/19 -
 AMBAC Insured

New York State Housing Finance Agency, Housing Project Mortgage Revenue Bonds, 1996 Series A
Refunding:
  6.100%, 11/01/15 - FSA Insured                                                                       6,262,008
  6.125%, 11/01/20 - FSA Insured                                                                       5,481,685

New York State Housing Finance Agency, Multifamily Housing Revenue Bonds, 1989                           616,156
 Series A, 7.450%, 11/01/28 - AMBAC Insured
----------------------------------------------------------------------------------------------------------------
Long-Term Care - 3.0%

Village of East Rochester Housing Authority, New York, FHA-Insured Mortgage Revenue                    4,516,730
 Bonds, St. John's Meadows Project, Series 1997A, 5.700%, 8/01/27 - MBIA Insured

Dormitory Authority of the State of New York, United Cerebral Palsy Association of                     1,024,220
 Westchester County, Inc., Insured Revenue Bonds, Series 1992, 6.200%, 7/01/12 -
 MBIA Insured

----
                                      37

Portfolio of Investments
NUVEEN NEW YORK INSURED MUNICIPAL BOND FUND (continued)
February 28, 2003

   Principal
Amount (000) Description
-------------------------------------------------------------------------------------------------------------------
             Long-Term Care (continued)

     $ 2,000 Dormitory Authority of the State of New York, Augustana Lutheran Home for the Aged
              Inc., FHA-Insured Mortgage Nursing Home Revenue Bonds, Series 2000A, 5.500%,
              8/01/38 - MBIA Insured

       3,665 Dormitory Authority of the State of New York, Norwegian Christian Home and Health
              Center, FHA- Insured Mortgage Nursing Home Revenue Bonds, Series 2001, 5.200%,
              8/01/36 - MBIA Insured
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 9.8%

             Camden Central School District, Oneida County, New York, School District Serial Bonds of
              1991:
         500   7.100%, 6/15/07 - AMBAC Insured
         600   7.100%, 6/15/08 - AMBAC Insured
         600   7.100%, 6/15/09 - AMBAC Insured
         275   7.100%, 6/15/10 - AMBAC Insured

         500 Greece Central School District, Monroe County, New York, General Obligation Bonds,
              School District Bonds, Series 1992, 6.000%, 6/15/09 - FGIC Insured

             Town of Halfmoon, Saratoga County, New York, Public Improvement Serial Bonds of 1991:
         385   6.500%, 6/01/09 - AMBAC Insured
         395   6.500%, 6/01/10 - AMBAC Insured
         395   6.500%, 6/01/11 - AMBAC Insured

       2,295 Harborsfield Central School District, Suffolk County, New York, General Obligation
              Bonds, Series 2001, 5.000%, 6/01/19 - FSA Insured

             Middle County Central School District at Centereach, Brookhaven, Suffolk County, New York, General
             Obligation Bonds, Series 1991A:
         475   6.900%, 12/15/07 - AMBAC Insured
         475   6.900%, 12/15/08 - AMBAC Insured

       2,250 County of Monroe, New York, General Obligation Public Improvement Bonds, Series 2002,
              5.000%,
              3/01/16 - FGIC Insured

             Mount Sinai Union Free School District, County of Suffolk, New York, School District Refunding Serial
             Bonds of 1992:
         500   6.200%, 2/15/15 - AMBAC Insured
       1,035   6.200%, 2/15/16 - AMBAC Insured

       1,500 Nassau County, New York, General Obligation Serial Bonds, General Improvement Bonds,
              Series O, 5.700%, 8/01/13 - FGIC Insured

       1,125 County of Nassau, New York, General Improvement Bonds, Series E, 6.000%, 3/01/20 -
              FSA Insured

       1,000 County of Nassau, New York, General Obligation Serial Bonds, General Improvement
              Bonds, Series B, 5.250%, 6/01/23 - AMBAC Insured

       1,020 City of New Rochelle, Westchester County, New York, General Obligation Public
              Improvement Bonds, 1994 Series B, 6.200%, 8/15/22 - MBIA Insured

          60 City of New York, New York, General Obligation Bonds, Fiscal 1992 Series C, 6.250%,
              8/01/10 -
              FSA Insured

             City of New York, New York, General Obligation Bonds, Fiscal 2001 Series D:
       3,000   5.250%, 8/01/15 - MBIA Insured
       2,000   5.000%, 8/01/16 - FGIC Insured

       2,460 City of New York, New York, General Obligation Bonds, Fiscal 2002 Series A, 5.250%,
              11/01/15 -
              MBIA Insured

       1,590 City of Niagara Falls, Niagara County, New York, Public Improvement Serial Bonds of
              1994, 6.900%, 3/01/21 - MBIA Insured

       1,505 Town of North Hempstead, Nassau County, New York, General Obligation Refunding
              Serial Bonds of 1992, Series B, 6.400%, 4/01/14 - FGIC Insured

             Rensselaer County, New York, General Obligation Serial Bonds, Series 1991:
         960   6.700%, 2/15/13 - AMBAC Insured
         960   6.700%, 2/15/14 - AMBAC Insured
         960   6.700%, 2/15/15 - AMBAC Insured

                                                                                                        Optional Call
Description                                                                                               Provisions* Ratings**
--------------------------------------------------------------------------------------------------------------------------------
Long-Term Care (continued)

Dormitory Authority of the State of New York, Augustana Lutheran Home for the Aged                     8/10 at 101.00       AAA
 Inc., FHA-Insured Mortgage Nursing Home Revenue Bonds, Series 2000A, 5.500%,
 8/01/38 - MBIA Insured

Dormitory Authority of the State of New York, Norwegian Christian Home and Health                      8/11 at 101.00       AAA
 Center, FHA- Insured Mortgage Nursing Home Revenue Bonds, Series 2001, 5.200%,
 8/01/36 - MBIA Insured
--------------------------------------------------------------------------------------------------------------------------------
Tax Obligation/General - 9.8%

Camden Central School District, Oneida County, New York, School District Serial Bonds of
 1991:
  7.100%, 6/15/07 - AMBAC Insured                                                                        No Opt. Call       AAA
  7.100%, 6/15/08 - AMBAC Insured                                                                        No Opt. Call       AAA
  7.100%, 6/15/09 - AMBAC Insured                                                                        No Opt. Call       AAA
  7.100%, 6/15/10 - AMBAC Insured                                                                        No Opt. Call       AAA

Greece Central School District, Monroe County, New York, General Obligation Bonds,                       No Opt. Call       AAA
 School District Bonds, Series 1992, 6.000%, 6/15/09 - FGIC Insured

Town of Halfmoon, Saratoga County, New York, Public Improvement Serial Bonds of 1991:
  6.500%, 6/01/09 - AMBAC Insured                                                                        No Opt. Call       AAA
  6.500%, 6/01/10 - AMBAC Insured                                                                        No Opt. Call       AAA
  6.500%, 6/01/11 - AMBAC Insured                                                                        No Opt. Call       AAA

Harborsfield Central School District, Suffolk County, New York, General Obligation                     6/11 at 100.00       Aaa
 Bonds, Series 2001, 5.000%, 6/01/19 - FSA Insured

Middle County Central School District at Centereach, Brookhaven, Suffolk County, New York, General
Obligation Bonds, Series 1991A:
  6.900%, 12/15/07 - AMBAC Insured                                                                       No Opt. Call       AAA
  6.900%, 12/15/08 - AMBAC Insured                                                                       No Opt. Call       AAA

County of Monroe, New York, General Obligation Public Improvement Bonds, Series 2002,                  3/12 at 100.00       AAA
 5.000%,
 3/01/16 - FGIC Insured

Mount Sinai Union Free School District, County of Suffolk, New York, School District Refunding Serial
Bonds of 1992:
  6.200%, 2/15/15 - AMBAC Insured                                                                        No Opt. Call       AAA
  6.200%, 2/15/16 - AMBAC Insured                                                                        No Opt. Call       AAA

Nassau County, New York, General Obligation Serial Bonds, General Improvement Bonds,                   8/04 at 103.00       AAA
 Series O, 5.700%, 8/01/13 - FGIC Insured

County of Nassau, New York, General Improvement Bonds, Series E, 6.000%, 3/01/20 -                     3/10 at 100.00       AAA
 FSA Insured

County of Nassau, New York, General Obligation Serial Bonds, General Improvement                       6/09 at 102.00       AAA
 Bonds, Series B, 5.250%, 6/01/23 - AMBAC Insured

City of New Rochelle, Westchester County, New York, General Obligation Public                          8/04 at 102.00       AAA
 Improvement Bonds, 1994 Series B, 6.200%, 8/15/22 - MBIA Insured

City of New York, New York, General Obligation Bonds, Fiscal 1992 Series C, 6.250%,                    8/03 at 100.75       AAA
 8/01/10 -
 FSA Insured

City of New York, New York, General Obligation Bonds, Fiscal 2001 Series D:
  5.250%, 8/01/15 - MBIA Insured                                                                       8/10 at 101.00       AAA
  5.000%, 8/01/16 - FGIC Insured                                                                       8/10 at 101.00       AAA

City of New York, New York, General Obligation Bonds, Fiscal 2002 Series A, 5.250%,                   11/11 at 101.00       AAA
 11/01/15 -
 MBIA Insured

City of Niagara Falls, Niagara County, New York, Public Improvement Serial Bonds of                    3/04 at 102.00       AAA
 1994, 6.900%, 3/01/21 - MBIA Insured

Town of North Hempstead, Nassau County, New York, General Obligation Refunding                           No Opt. Call       AAA
 Serial Bonds of 1992, Series B, 6.400%, 4/01/14 - FGIC Insured

Rensselaer County, New York, General Obligation Serial Bonds, Series 1991:
  6.700%, 2/15/13 - AMBAC Insured                                                                        No Opt. Call       AAA
  6.700%, 2/15/14 - AMBAC Insured                                                                        No Opt. Call       AAA
  6.700%, 2/15/15 - AMBAC Insured                                                                        No Opt. Call       AAA

                                                                                                          Market
Description                                                                                                Value
----------------------------------------------------------------------------------------------------------------
Long-Term Care (continued)

Dormitory Authority of the State of New York, Augustana Lutheran Home for the Aged                    $2,105,200
 Inc., FHA-Insured Mortgage Nursing Home Revenue Bonds, Series 2000A, 5.500%,
 8/01/38 - MBIA Insured

Dormitory Authority of the State of New York, Norwegian Christian Home and Health                      3,767,034
 Center, FHA- Insured Mortgage Nursing Home Revenue Bonds, Series 2001, 5.200%,
 8/01/36 - MBIA Insured
----------------------------------------------------------------------------------------------------------------
Tax Obligation/General - 9.8%

Camden Central School District, Oneida County, New York, School District Serial Bonds of
 1991:
  7.100%, 6/15/07 - AMBAC Insured                                                                        607,475
  7.100%, 6/15/08 - AMBAC Insured                                                                        742,830
  7.100%, 6/15/09 - AMBAC Insured                                                                        753,810
  7.100%, 6/15/10 - AMBAC Insured                                                                        348,612

Greece Central School District, Monroe County, New York, General Obligation Bonds,                       597,115
 School District Bonds, Series 1992, 6.000%, 6/15/09 - FGIC Insured

Town of Halfmoon, Saratoga County, New York, Public Improvement Serial Bonds of 1991:
  6.500%, 6/01/09 - AMBAC Insured                                                                        465,203
  6.500%, 6/01/10 - AMBAC Insured                                                                        480,636
  6.500%, 6/01/11 - AMBAC Insured                                                                        484,863

Harborsfield Central School District, Suffolk County, New York, General Obligation                     2,407,983
 Bonds, Series 2001, 5.000%, 6/01/19 - FSA Insured

Middle County Central School District at Centereach, Brookhaven, Suffolk County, New York, General
Obligation Bonds, Series 1991A:
  6.900%, 12/15/07 - AMBAC Insured                                                                       576,118
  6.900%, 12/15/08 - AMBAC Insured                                                                       584,060

County of Monroe, New York, General Obligation Public Improvement Bonds, Series 2002,                  2,419,673
 5.000%,
 3/01/16 - FGIC Insured

Mount Sinai Union Free School District, County of Suffolk, New York, School District Refunding Serial
Bonds of 1992:
  6.200%, 2/15/15 - AMBAC Insured                                                                        613,250
  6.200%, 2/15/16 - AMBAC Insured                                                                      1,274,820

Nassau County, New York, General Obligation Serial Bonds, General Improvement Bonds,                   1,630,995
 Series O, 5.700%, 8/01/13 - FGIC Insured

County of Nassau, New York, General Improvement Bonds, Series E, 6.000%, 3/01/20 -                     1,291,826
 FSA Insured

County of Nassau, New York, General Obligation Serial Bonds, General Improvement                       1,045,640
 Bonds, Series B, 5.250%, 6/01/23 - AMBAC Insured

City of New Rochelle, Westchester County, New York, General Obligation Public                          1,107,465
 Improvement Bonds, 1994 Series B, 6.200%, 8/15/22 - MBIA Insured

City of New York, New York, General Obligation Bonds, Fiscal 1992 Series C, 6.250%,                       61,150
 8/01/10 -
 FSA Insured

City of New York, New York, General Obligation Bonds, Fiscal 2001 Series D:
  5.250%, 8/01/15 - MBIA Insured                                                                       3,259,890
  5.000%, 8/01/16 - FGIC Insured                                                                       2,120,500

City of New York, New York, General Obligation Bonds, Fiscal 2002 Series A, 5.250%,                    2,696,086
 11/01/15 -
 MBIA Insured

City of Niagara Falls, Niagara County, New York, Public Improvement Serial Bonds of                    1,705,068
 1994, 6.900%, 3/01/21 - MBIA Insured

Town of North Hempstead, Nassau County, New York, General Obligation Refunding                         1,860,255
 Serial Bonds of 1992, Series B, 6.400%, 4/01/14 - FGIC Insured

Rensselaer County, New York, General Obligation Serial Bonds, Series 1991:
  6.700%, 2/15/13 - AMBAC Insured                                                                      1,202,362
  6.700%, 2/15/14 - AMBAC Insured                                                                      1,210,186
  6.700%, 2/15/15 - AMBAC Insured                                                                      1,221,907

----
                                      38

   Principal                                                                                                        Optional Call
Amount (000) Description                                                                                              Provisions*
----------------------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General (continued)

             Rondout Valley Central School District at Accord, Ulster County, New York, General Obligation School
             District Serial Bonds of 1991:
     $   550   6.800%, 6/15/06 - FGIC Insured                                                                        No Opt. Call
         550   6.850%, 6/15/07 - FGIC Insured                                                                        No Opt. Call
         550   6.850%, 6/15/08 - FGIC Insured                                                                        No Opt. Call
         550   6.850%, 6/15/09 - FGIC Insured                                                                        No Opt. Call
         550   6.850%, 6/15/10 - FGIC Insured                                                                        No Opt. Call

       1,000 Smithtown Central School District, Suffolk County, New York, General Obligation Bonds,               10/11 at 100.00
              Series 2002, 4.400%, 10/15/21 - FSA Insured
----------------------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 19.4%

             Metropolitan Transportation Authority, New York, State Service Contract Refunding Bonds,
             Series 2002A:
       2,000   5.500%, 1/01/20 - MBIA Insured                                                                      7/12 at 100.00
       1,350   5.000%, 7/01/25 - FGIC Insured                                                                      7/12 at 100.00
       3,000   5.000%, 7/01/30 - AMBAC Insured                                                                     7/12 at 100.00

             Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series
              2002A:
       5,000   5.250%, 11/15/25 - FSA Insured                                                                     11/12 at 100.00
       3,000   5.000%, 11/15/32 - FSA Insured                                                                     11/12 at 100.00

       4,625 New York City Transit Authority, New York, Metropolitan Transportation Authority,                     1/10 at 101.00
              Triborough Bridge and Tunnel Authority, Certificates of Participation, Series 2000A,
              5.875%, 1/01/30 - AMBAC Insured

       1,700 New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,                    11/11 at 101.00
              Fiscal 2002 Series B, 5.000%, 5/01/30 - MBIA Insured

             New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal 2003
             Series C:
       2,000   5.250%, 8/01/20 - AMBAC Insured                                                                     8/12 at 100.00
       1,700   5.250%, 8/01/22 - AMBAC Insured                                                                     8/12 at 100.00

       2,000 New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,                     2/13 at 100.00
              Fiscal 2003 Series D Refunding, 5.000%, 2/01/22 - MBIA Insured

       3,750 Dormitory Authority of the State of New York, Court Facilities Lease Revenue Bonds, City              5/10 at 101.00
              of New York Issue, Series 1999, 5.750%, 5/15/30 - AMBAC Insured

       3,400 Dormitory Authority of the State of New York, Mental Health Services Facilities                       8/09 at 101.00
              Improvement Revenue Bonds, Series 1999D, 5.250%, 2/15/29 - FSA Insured

       3,000 Dormitory Authority of the State of New York, Mental Health Facilities Improvement                    8/10 at 100.00
              Revenue Bonds, Series 2000D, 5.250%, 8/15/30 - FSA Insured

             State of New York Municipal Bond Bank Agency, Special Program Revenue Bonds, City of Buffalo,
             2001 Series A:
       1,185  5.250%, 5/15/25 - AMBAC Insured                                                                      5/11 at 100.00
       1,250  5.250%, 5/15/26 - AMBAC Insured                                                                      5/11 at 100.00

       2,000 New York State Medical Care Facilities Finance Agency, Mental Health Services Facilities              2/04 at 102.00
              Improvement Revenue Bonds, 1994 Series A, 5.250%, 8/15/23 - MBIA Insured

       2,000 New York State Medical Care Facilities Finance Agency, Mental Health Services Facilities              2/04 at 102.00
              Improvement Revenue Bonds, 1993 Series F Refunding, 5.250%, 2/15/19 - MBIA
              Insured

       2,000 Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,                3/13 at 100.00
              Series 2003A, 5.000%, 3/15/32 - FGIC Insured

             Dormitory Authority of the State of New York, School Districts Financing Program Revenue Bonds,
             Series 2002D:
       6,275  5.250%, 10/01/23 - MBIA Insured                                                                     10/12 at 100.00
         875  5.000%, 10/01/30 - MBIA Insured                                                                     10/12 at 100.00

       2,000 New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Series 2002B,                  4/12 at 100.00
              5.000%, 4/01/20 - AMBAC Insured

                                                                                                                   Market
Description                                                                                          Ratings**      Value
-------------------------------------------------------------------------------------------------------------------------
Tax Obligation/General (continued)

Rondout Valley Central School District at Accord, Ulster County, New York, General Obligation School
District Serial Bonds of 1991:
  6.800%, 6/15/06 - FGIC Insured                                                                           AAA $  639,034
  6.850%, 6/15/07 - FGIC Insured                                                                           AAA    655,716
  6.850%, 6/15/08 - FGIC Insured                                                                           AAA    666,617
  6.850%, 6/15/09 - FGIC Insured                                                                           AAA    673,943
  6.850%, 6/15/10 - FGIC Insured                                                                           AAA    681,791

Smithtown Central School District, Suffolk County, New York, General Obligation Bonds,                     Aaa    987,060
 Series 2002, 4.400%, 10/15/21 - FSA Insured
-------------------------------------------------------------------------------------------------------------------------
Tax Obligation/Limited - 19.4%

Metropolitan Transportation Authority, New York, State Service Contract Refunding Bonds,
Series 2002A:
  5.500%, 1/01/20 - MBIA Insured                                                                           AAA  2,199,880
  5.000%, 7/01/25 - FGIC Insured                                                                           AAA  1,381,793
  5.000%, 7/01/30 - AMBAC Insured                                                                          AAA  3,050,190

Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series
 2002A:
  5.250%, 11/15/25 - FSA Insured                                                                           AAA  5,257,950
  5.000%, 11/15/32 - FSA Insured                                                                           AAA  3,047,100

New York City Transit Authority, New York, Metropolitan Transportation Authority,                          AAA  5,238,368
 Triborough Bridge and Tunnel Authority, Certificates of Participation, Series 2000A,
 5.875%, 1/01/30 - AMBAC Insured

New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,                          AAA  1,726,605
 Fiscal 2002 Series B, 5.000%, 5/01/30 - MBIA Insured

New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal 2003
Series C:
  5.250%, 8/01/20 - AMBAC Insured                                                                          AAA  2,146,700
  5.250%, 8/01/22 - AMBAC Insured                                                                          AAA  1,804,380

New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,                          AAA  2,075,220
 Fiscal 2003 Series D Refunding, 5.000%, 2/01/22 - MBIA Insured

Dormitory Authority of the State of New York, Court Facilities Lease Revenue Bonds, City                   AAA  4,181,138
 of New York Issue, Series 1999, 5.750%, 5/15/30 - AMBAC Insured

Dormitory Authority of the State of New York, Mental Health Services Facilities                            AAA  3,523,284
 Improvement Revenue Bonds, Series 1999D, 5.250%, 2/15/29 - FSA Insured

Dormitory Authority of the State of New York, Mental Health Facilities Improvement                         AAA  3,098,040
 Revenue Bonds, Series 2000D, 5.250%, 8/15/30 - FSA Insured

State of New York Municipal Bond Bank Agency, Special Program Revenue Bonds, City of Buffalo,
2001 Series A:
 5.250%, 5/15/25 - AMBAC Insured                                                                          AAA  1,238,349
 5.250%, 5/15/26 - AMBAC Insured                                                                          AAA  1,303,663

New York State Medical Care Facilities Finance Agency, Mental Health Services Facilities                   AAA  2,074,260
 Improvement Revenue Bonds, 1994 Series A, 5.250%, 8/15/23 - MBIA Insured

New York State Medical Care Facilities Finance Agency, Mental Health Services Facilities                   AAA  2,107,820
 Improvement Revenue Bonds, 1993 Series F Refunding, 5.250%, 2/15/19 - MBIA
 Insured

Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,                     AAA  2,032,340
 Series 2003A, 5.000%, 3/15/32 - FGIC Insured

Dormitory Authority of the State of New York, School Districts Financing Program Revenue Bonds,
Series 2002D:
 5.250%, 10/01/23 - MBIA Insured                                                                          AAA  6,640,581
 5.000%, 10/01/30 - MBIA Insured                                                                          AAA    889,971

New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Series 2002B,                       AAA  2,092,860
 5.000%, 4/01/20 - AMBAC Insured

----
                                      39

Portfolio of Investments
NUVEEN NEW YORK INSURED MUNICIPAL BOND FUND (continued)
February 28, 2003

   Principal                                                      Optional Call               Market
Amount (000) Description                                            Provisions* Ratings**      Value
----------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

             New York State Thruway Authority, Highway and
              Bridge Trust Fund Bonds, Series 2002A:
     $ 2,000  5.250%, 4/01/18 - FSA Insured                      4/12 at 100.00       AAA $2,162,760
       1,000  5.250%, 4/01/19 - FSA Insured                      4/12 at 100.00       AAA  1,073,550

       4,000 New York State Urban Development Corporation,       4/06 at 102.00       AAA  4,398,200
              Revenue Bonds, Sports Facility Assistance
              Program, 1996 Series A, 5.500%, 4/01/19 - MBIA
              Insured

             New York State Urban Development Corporation,
             State Personal Income Tax Revenue Bonds, State
             Facilities and Equipment, Series 2002C-1:
       1,000  5.500%, 3/15/20 - FGIC Insured                     3/13 at 100.00       AAA  1,106,070
       1,000  5.500%, 3/15/21 - FGIC Insured                     3/13 at 100.00       AAA  1,098,330

             Puerto Rico Highway and Transportation Authority,
              Transportation Revenue Bonds, Series E Refunding:
       1,525  5.500%, 7/01/14 - FSA Insured                        No Opt. Call       AAA  1,781,154
       4,000  5.500%, 7/01/18 - FSA Insured                        No Opt. Call       AAA  4,675,240
----------------------------------------------------------------------------------------------------
             Transportation - 11.9%

       2,500 Albany County Airport Authority, New York,         12/07 at 102.00       AAA  2,659,850
              Airport Revenue Bonds, Series 1997, 5.500%,
              12/15/19 (Alternative Minimum Tax) - FSA Insured

       3,000 Buffalo and Fort Erie Public Bridge Authority,      1/05 at 101.00       AAA  3,246,390
              New York, Toll Bridge System Revenue Bonds,
              Series 1995, 5.750%, 1/01/25 - MBIA Insured

       4,000 Metropolitan Transportation Authority, New York,   11/12 at 100.00       AAA  4,460,000
              Transportation Revenue Bonds, Series 2002A
              Refunding, 5.500%, 11/15/18 - AMBAC Insured

       3,450 Metropolitan Transportation Authority, New York,   11/12 at 100.00       AAA  4,188,749
              Transportation Revenue Bonds, DRIVERS - Series
              267, 14.010%, 11/15/18 - MBIA Insured (IF)

             Niagara Frontier Transportation Authority, New
             York, Buffalo/Niagara International Airport,
             Airport Revenue Bonds, Series 1998:
       1,000  5.000%, 4/01/18 (Alternative Minimum Tax) - FGIC   4/08 at 101.00       AAA  1,033,920
              Insured
       1,500  5.000%, 4/01/28 (Alternative Minimum Tax) - FGIC   4/08 at 101.00       AAA  1,497,165
              Insured

       3,000 Niagara Frontier Transportation Authority, New      4/09 at 101.00       AAA  3,176,970
              York, Buffalo/Niagara International Airport,
              Airport Revenue Bonds, Series 1999A, 5.625%,
              4/01/29 (Alternative Minimum Tax) - MBIA Insured

       4,000 Port Authority of New York and New Jersey,         10/07 at 101.00       AAA  4,255,600
              Consolidated Bonds, One Hundred Twentieth
              Series, 5.750%, 10/15/26 (Alternative Minimum
              Tax) - MBIA Insured

       3,000 Port Authority of New York and New Jersey,         12/07 at 100.00       AAA  3,215,700
              Special Project Bonds, Series 6, JFK
              International Air Terminal LLC Project, 5.750%,
              12/01/25 (Alternative Minimum Tax) - MBIA Insured

       2,500 Triborough Bridge and Tunnel Authority, New York,   1/12 at 100.00       AAA  2,685,375
              General Purpose Revenue Bonds, Series 2002A,
              5.250%, 1/01/19 - FGIC Insured

             Triborough Bridge and Tunnel Authority, New York,
             Subordinate Revenue Refunding Bonds, Series 2002E:
         780   5.500%, 11/15/20 - MBIA Insured                     No Opt. Call       AAA    899,909
       2,300   5.250%, 11/15/22 - MBIA Insured                  11/12 at 100.00       AAA  2,446,487

             Triborough Bridge and Tunnel Authority, New York,
              Subordinate General Revenue Bonds, Series 2003:
       5,320   5.250%, 11/15/19 - AMBAC Insured (WI, settling   11/13 at 100.00       AAA  5,780,872
              3/05/03)
       5,275   5.250%, 11/15/20 - AMBAC Insured (WI, settling   11/13 at 100.00       AAA  5,708,341
              3/05/03)
----------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 14.6%

       1,000 Erie County Water Authority, New York, Water       12/09 at 100.00       AAA  1,236,110
              Works System Revenue Bonds, Series 1990B,
              6.750%, 12/01/14 - AMBAC Insured

       3,000 Metropolitan Transportation Authority, New York,    1/08 at 101.50       AAA  3,515,610
              Commuter Facilities Revenue Bonds, Series 1997A,
              5.750%, 7/01/21 (Pre-refunded to 1/01/08) - MBIA
              Insured

       3,040 Metropolitan Transportation Authority, New York,    7/07 at 102.00       AAA  3,210,362
              Commuter Facilities Revenue Bonds, Series 1997B,
              5.125%, 7/01/24 - AMBAC Insured

       3,500 Metropolitan Transportation Authority, New York,    7/13 at 100.00       AAA  3,958,570
              Commuter Facilities Revenue Bonds, Series 1997E,
              5.000%, 7/01/21 (Pre-refunded to 7/01/13) -
              AMBAC Insured

----
                                      40

   Principal                                                      Optional Call               Market
Amount (000) Description                                            Provisions* Ratings**      Value
----------------------------------------------------------------------------------------------------
             U.S. Guaranteed (continued)

             Metropolitan Transportation Authority, New York,
              Dedicated Tax Fund Bonds, Series 1998A:
     $ 2,865   4.500%, 4/01/18 (Pre-refunded to 10/01/15) -     10/15 at 100.00       AAA $3,089,473
              FGIC Insured
       2,500   4.750%, 4/01/28 (Pre-refunded to 10/01/15) -     10/15 at 100.00       AAA  2,758,250
              FGIC Insured

             Metropolitan Transportation Authority, New York,
              Dedicated Tax Fund Bonds, Series 1999A:
       1,000   5.000%, 4/01/17 (Pre-refunded to 10/01/14) -     10/14 at 100.00       AAA  1,132,200
              FSA Insured
         500   5.000%, 4/01/29 (Pre-refunded to 10/01/14) -     10/14 at 100.00       AAA    566,100
              FSA Insured

       2,000 Metropolitan Transportation Authority, New York,    4/10 at 100.00       AAA  2,387,420
              Dedicated Tax Fund Bonds, Series 2000A,
              6.000%, 4/01/30 (Pre-refunded to 4/01/10) - FGIC
              Insured

             City of New York, New York, General Obligation
              Bonds, Fiscal 1990 Series B:
       1,300   7.000%, 10/01/15 - FSA Insured                    4/03 at 100.00       AAA  1,308,749
       2,000   7.000%, 10/01/16 - MBIA Insured                   4/03 at 100.00       AAA  2,010,120
       1,025   7.000%, 10/01/17 - FSA Insured                    4/03 at 100.00       AAA  1,030,187
         310   7.000%, 10/01/18 - FSA Insured                    4/03 at 100.00       AAA    311,569

       3,000 New York City Transitional Finance Authority, New   5/10 at 101.00       AAA  3,613,500
              York, Future Tax Secured Bonds, Fiscal 2000
              Series B, 6.000%, 11/15/24 (Pre-refunded to
              5/15/10) - FGIC Insured

       5,000 Dormitory Authority of the State of New York,       5/06 at 102.00       AAA  5,728,300
              State University Educational Facilities Revenue
              Bonds, Series 1996, 5.500%, 5/15/26
              (Pre-refunded to 5/15/06) - MBIA Insured

       1,000 New York State Medical Care Facilities Finance      8/04 at 102.00       AAA  1,093,200
              Agency, Mental Health Services Facilities
              Improvement Revenue Bonds, 1994 Series D,
              6.150%, 2/15/15 (Pre-refunded to 8/15/04) - MBIA
              Insured

       7,000 New York State Medical Care Facilities Finance      2/05 at 102.00       AAA  7,904,890
              Agency, New York Hospital FHA-Insured Mortgage
              Revenue Bonds, Series 1994A, 6.800%, 8/15/24
              (Pre-refunded to 2/15/05) - AMBAC Insured

             Dormitory Authority of the State of New York,
             Revenue Bonds, State University Educational
             Facilities, Series 2002A:
       2,225   5.125%, 5/15/21 (Pre-refunded to 5/15/12) -       5/12 at 101.00       AAA  2,552,898
              FGIC Insured
       1,000   5.000%, 5/15/27 (Pre-refunded to 5/15/12) -       5/12 at 101.00       AAA  1,137,530
              FGIC Insured

       5,000 New York State Urban Development Corporation,       1/09 at 101.00       AAA  5,957,150
              Correctional Facilities Service Contract Revenue
              Bonds, Series C, 6.000%, 1/01/29 (Pre-refunded
              to 1/01/09) - AMBAC Insured

         800 Commonwealth of Puerto Rico, Public Improvement     7/10 at 100.00       AAA    935,920
              Bonds of 2000, General Obligation Bonds,
              5.750%, 7/01/26 (Pre-refunded to 7/01/10) - MBIA
              Insured
----------------------------------------------------------------------------------------------------
             Utilities - 5.7%

             Long Island Power Authority, New York, Electric
              System General Revenue Bonds, Series 1998A:
       6,520   0.000%, 12/01/19 - FSA Insured                      No Opt. Call       AAA  3,060,097
       4,035   5.125%, 12/01/22 - FSA Insured                    6/08 at 101.00       AAA  4,173,037
       1,000   5.750%, 12/01/24 - FSA Insured                    6/08 at 101.00       AAA  1,120,860
       2,000   5.250%, 12/01/26 - MBIA Insured                   6/08 at 101.00       AAA  2,081,700
       3,380   5.250%, 12/01/26 - AMBAC Insured                  6/08 at 101.00       AAA  3,518,073

             Long Island Power Authority, New York, Electric
              System General Revenue Bonds, Series 2000A:
       2,000   0.000%, 6/01/24 - FSA Insured                       No Opt. Call       AAA    713,920
       2,000   0.000%, 6/01/25 - FSA Insured                       No Opt. Call       AAA    675,720

             Long Island Power Authority, New York, Electric
              System General Revenue Bonds, Series 2001A:
       1,500   5.000%, 9/01/27 - FSA Insured                     9/11 at 100.00       AAA  1,526,520
       1,500   5.250%, 9/01/28 - FSA Insured                     9/11 at 100.00       AAA  1,559,970

       1,000 New York State Energy Research and Development      3/09 at 102.00       AAA  1,034,040
              Authority, Electric Facilities Revenue Bonds,
              Long Island Lighting Company Project, 1995
              Series A, 5.300%, 8/01/25 (Alternative Minimum
              Tax) - MBIA Insured

       2,000 New York State Energy Research and Development      7/05 at 102.00       AAA  2,107,180
              Authority, Pollution Control Revenue Bonds, New
              York State Electric and Gas Corporation Project,
              Series 1987A, 6.150%, 7/01/26 (Alternative
              Minimum Tax) - MBIA Insured
----------------------------------------------------------------------------------------------------
             Water and Sewer - 5.1%

       2,955 Buffalo Municipal Water Finance Authority, New      7/08 at 101.00       AAA  2,998,320
              York, Water System Revenue Bonds, Series 1998-A,
              5.000%, 7/01/28 - FGIC Insured

----
                                      41

Portfolio of Investments
NUVEEN NEW YORK INSURED MUNICIPAL BOND FUND (continued)
February 28, 2003

   Principal                                                     Optional Call                 Market
Amount (000) Description                                           Provisions* Ratings**        Value
-----------------------------------------------------------------------------------------------------
             Water and Sewer (continued)

    $  8,120 New York City Municipal Water Finance Authority,   6/06 at 101.00       AAA $  9,051,851
              New York, Water and Sewer System Revenue Bonds,
              Fiscal 1996 Series B, 5.750%, 6/15/26 - MBIA
              Insured

       3,000 New York City Municipal Water Finance Authority,   6/11 at 100.00       AAA    3,115,200
              New York, Water and Sewer System Revenue Bonds,
              Fiscal 2002 Series A, 5.250%, 6/15/33 - FGIC
              Insured

         405 New York City Municipal Water Finance Authority,   6/10 at 101.00       AAA      474,883
              New York, Water and Sewer System Revenue Bonds,
              Fiscal 2000 Series B, 6.000%, 6/15/33 - MBIA
              Insured

          65 New York State Environmental Facilities            3/03 at 100.00       AAA       65,330
              Corporation, State Water Pollution Control
              Revolving Fund Revenue Bonds, Pooled Loan Issue,
              Series 1990C, 7.200%, 3/15/11 - MBIA Insured

       3,700 Suffolk County Water Authority, New York, Water    6/03 at 102.00       AAA    3,806,520
              System Revenue Bonds, Series 1994, 5.000%,
              6/01/17 - MBIA Insured
-----------------------------------------------------------------------------------------------------
    $363,404 Total Long-Term Investments (cost $352,574,653) -                            384,500,948
              101.3%
-----------------------------------------------------------------------------------------------------
             Other Assets Less Liabilities - (1.3)%                                       (4,761,307)
             -
             Net Assets - 100%                                                           $379,739,641
             ---------------------------------------------------------------------------------------

              All of the bonds in the portfolio are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.
            * Optional Call Provisions (not covered by the report of
              independent accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent accountants):
              Using the higher of Standard & Poor's or Moody's rating.
         (WI)  Security purchased on a when-issued basis.
         (IF) Inverse floating rate security.

                                See accompanying notes to financial statements.

----
                                      42

Statement of Assets and Liabilities
February 28, 2003

                                                                                                         New York
                                                             Connecticut    New Jersey      New York      Insured
-----------------------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value......  $303,426,375 $160,405,235  $322,530,933  $384,500,948
Temporary investments in short-term securities,
 at amortized cost, which approximates market value.......            --    2,300,000            --            --
Cash......................................................     1,692,477    4,088,498     2,983,130     1,373,422
Receivables:..............................................
  Interest                                                     4,440,976    2,112,032     4,728,083     3,963,355
  Investments sold                                                    --      151,000       687,357     3,055,307
  Shares sold                                                    453,857      371,564       478,513       127,065
Other assets..............................................         1,339          698         4,139        16,734
-----------------------------------------------------------------------------------------------------------------
    Total assets                                             310,015,024  169,429,027   331,412,155   393,036,831
-----------------------------------------------------------------------------------------------------------------
Liabilities
Payables:.................................................
  Investments purchased                                               --    1,414,288            --    11,445,429
  Shares redeemed                                                253,656       39,473     1,154,268       120,911
Accrued expenses:.........................................
  Management fees                                                126,203       69,236       134,727       154,846
  12b-1 distribution and service fees                             79,920       42,719        62,010        39,391
  Other                                                           78,076       67,257       120,253       151,280
Dividends payable.........................................     1,167,370      567,943     1,347,020     1,385,333
-----------------------------------------------------------------------------------------------------------------
    Total liabilities                                          1,705,225    2,200,916     2,818,278    13,297,190
-----------------------------------------------------------------------------------------------------------------
Net assets................................................  $308,309,799 $167,228,111  $328,593,877  $379,739,641
-----------------------------------------------------------------------------------------------------------------
Class A Shares
Net assets................................................  $234,132,647 $ 74,066,796  $113,196,846  $ 73,935,523
Shares outstanding                                            21,514,747    6,864,807    10,399,958     6,771,748
Net asset value and redemption price per share............ $       10.88 $      10.79  $      10.88  $      10.92
Offering price per share (net asset value per share plus
 maximum sales charge of 4.20% of offering price)......... $       11.36 $      11.26  $      11.36  $      11.40
-----------------------------------------------------------------------------------------------------------------
Class B Shares
Net assets................................................ $  31,987,476 $ 26,926,167  $ 40,951,147  $ 27,785,731
Shares outstanding........................................     2,943,536    2,497,254     3,758,157     2,541,964
Net asset value, offering and redemption price per share.. $       10.87 $      10.78  $      10.90  $      10.93
-----------------------------------------------------------------------------------------------------------------
Class C Shares
Net assets................................................ $  38,312,097 $ 21,192,383  $ 27,687,106  $ 14,446,370
Shares outstanding........................................     3,524,841    1,970,198     2,537,422     1,323,301
Net asset value, offering and redemption price per share.. $       10.87 $      10.76  $      10.91  $      10.92
-----------------------------------------------------------------------------------------------------------------
Class R Shares
Net assets................................................ $   3,877,579 $ 45,042,765  $146,758,778  $263,572,017
Shares outstanding........................................       355,039    4,171,654    13,446,197    24,101,773
Net asset value, offering and redemption price per share.. $       10.92 $      10.80  $      10.91  $      10.94
-----------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
-----------------------------------------------------------------------------------------------------------------
Capital paid-in...........................................  $288,719,749 $159,997,979  $308,382,741  $345,067,929
Undistributed (Over-distribution of) net investment income        69,039      (77,408)     (175,868)       57,767
Accumulated net realized gain (loss) from investments.....       432,597   (1,779,243)   (3,730,598)    2,687,650
Net unrealized appreciation of investments................    19,088,414    9,086,783    24,117,602    31,926,295
-----------------------------------------------------------------------------------------------------------------
Net assets................................................  $308,309,799 $167,228,111  $328,593,877  $379,739,641
-----------------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.


----
                                      43

Statement of Operations
Year Ended February 28, 2003


                                                                                                                New York
                                                                      Connecticut   New Jersey     New York      Insured
------------------------------------------------------------------------------------------------------------------------
Investment Income                                                   $ 16,508,601   $7,875,230  $18,434,653  $19,246,329
------------------------------------------------------------------------------------------------------------------------
Expenses
Management fees....................................................    1,577,804      829,673    1,731,539    1,961,912
12b-1 service fees - Class A.......................................      455,281      129,991      225,840      136,227
12b-1 distribution and service fees - Class B......................      270,888      237,233      354,696      234,783
12b-1 distribution and service fees - Class C......................      236,810      130,806      188,377       93,637
Shareholders' servicing agent fees and expenses....................      146,281      135,831      251,475      311,042
Custodian's fees and expenses......................................       96,116       56,833      102,821      112,085
Trustees' fees and expenses........................................        5,501        2,750        6,001        7,001
Professional fees..................................................       15,937       13,042       40,079       17,164
Shareholders' reports - printing and mailing expenses..............       24,552       23,511       36,320       47,152
Federal and state registration fees................................        8,673        5,271        4,333        6,279
Portfolio insurance expense........................................           --           --           --        1,550
Other expenses.....................................................        7,873        4,844        9,552        9,988
------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit.........................    2,845,716    1,569,785    2,951,033    2,938,820
  Custodian fee credit                                                   (22,095)     (12,121)     (21,486)     (26,484)
------------------------------------------------------------------------------------------------------------------------
Net expenses.......................................................    2,823,621    1,557,664    2,929,547    2,912,336
------------------------------------------------------------------------------------------------------------------------
Net investment income..............................................   13,684,980    6,317,566   15,505,106   16,333,993
------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain (loss) from investments..........................    1,913,479      (31,860)  (1,689,660)   4,732,249
Net change in unrealized appreciation (depreciation) of investments    5,451,651    3,048,625    8,437,978    8,867,380
------------------------------------------------------------------------------------------------------------------------
Net gain from investments..........................................    7,365,130    3,016,765    6,748,318   13,599,629
------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations.........................  $21,050,110   $9,334,331  $22,253,424  $29,933,622
------------------------------------------------------------------------------------------------------------------------



                                See accompanying notes to financial statements.

----
                                      44

Statement of Changes in Net Assets

                                                                              Connecticut                 New Jersey
                                                                      --------------------------  --------------------------
                                                                         Year Ended    Year Ended    Year Ended    Year Ended
                                                                            2/28/03       2/28/02       2/28/03       2/28/02
-----------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income................................................ $ 13,684,980  $ 12,647,091  $  6,317,566  $  5,734,601
Net realized gain (loss) from investments............................    1,913,479       489,043       (31,860)      386,936
Net change in unrealized appreciation (depreciation) of investments..    5,451,651     3,113,282     3,048,625     1,510,487
-----------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations...........................   21,050,110    16,249,416     9,334,331     7,632,024
-----------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From and in excess of net investment income:.........................
  Class A                                                              (11,259,124)  (10,473,134)   (2,858,325)   (2,455,377)
  Class B                                                               (1,181,284)     (892,927)     (913,210)     (746,596)
  Class C                                                               (1,378,917)     (974,347)     (667,685)     (554,503)
  Class R                                                                 (195,235)     (134,589)   (2,007,749)   (1,956,194)
From accumulated net realized gains from investments:................
  Class A                                                                 (853,097)           --            --            --
  Class B                                                                 (113,978)           --            --            --
  Class C                                                                 (123,072)           --            --            --
  Class R                                                                  (14,929)           --            --            --
-----------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders              (15,119,636)  (12,474,997)   (6,446,969)   (5,712,670)
-----------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares.....................................   55,744,457    41,987,501    38,363,391    29,117,692
Net proceeds from shares issued to shareholders due
 to reinvestment of distributions....................................    6,728,802     5,498,143     3,812,535     3,429,152
-----------------------------------------------------------------------------------------------------------------------------
                                                                        62,473,259    47,485,644    42,175,926    32,546,844
Cost of shares redeemed..............................................  (30,886,208)  (25,155,674)  (19,963,018)  (15,267,419)
-----------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions..............   31,587,051    22,329,970    22,212,908    17,279,425
-----------------------------------------------------------------------------------------------------------------------------
Net increase in net assets...........................................   37,517,525    26,104,389    25,100,270    19,198,779
Net assets at the beginning of year..................................  270,792,274   244,687,885   142,127,841   122,929,062
-----------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year........................................ $308,309,799  $270,792,274  $167,228,111  $142,127,841
-----------------------------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the end
 of year............................................................. $     69,039  $    419,299  $    (77,408) $     32,467
-----------------------------------------------------------------------------------------------------------------------------


                                See accompanying notes to financial statements.

----
                                      45

                                                                           New York                New York Insured
                                                                  --------------------------  --------------------------
                                                                     Year Ended    Year Ended    Year Ended    Year Ended
                                                                        2/28/03       2/28/02       2/28/03       2/28/02
-------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income............................................ $ 15,505,106  $ 16,431,994  $ 16,333,993  $ 16,611,605
Net realized gain (loss) from investments........................   (1,689,660)      955,706     4,732,249     1,445,714
Net change in unrealized appreciation (depreciation) of
 investments.....................................................    8,437,978        99,458     8,867,380     1,953,859
-------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations.......................   22,253,424    17,487,158    29,933,622    20,011,178
-------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From and in excess of net investment income:.....................
  Class A                                                           (5,718,196)   (5,682,546)   (3,040,942)   (2,893,881)
  Class B                                                           (1,610,776)   (1,369,381)     (915,032)     (797,065)
  Class C                                                           (1,138,000)     (988,005)     (485,115)     (273,824)
  Class R                                                           (7,667,833)   (7,881,821)  (12,035,109)  (12,809,486)
From accumulated net realized gains from investments:............
  Class A                                                             (401,917)           --      (416,024)           --
  Class B                                                             (135,649)           --      (155,481)           --
  Class C                                                              (91,237)           --       (81,635)           --
  Class R                                                             (508,041)           --    (1,544,981)           --
-------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders........  (17,271,649)  (15,921,753)  (18,674,319)  (16,774,256)
-------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares.................................   50,156,346    47,543,491    34,875,349    35,573,687
Net proceeds from shares issued to shareholders due
 to reinvestment of distributions................................   10,250,119     9,319,879    12,582,356    10,920,458
-------------------------------------------------------------------------------------------------------------------------
                                                                    60,406,465    56,863,370    47,457,705    46,494,145
Cost of shares redeemed..........................................  (45,842,477)  (40,224,310)  (35,932,729)  (31,458,176)
-------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions..........   14,563,988    16,639,060    11,524,976    15,035,969
-------------------------------------------------------------------------------------------------------------------------
Net increase in net assets.......................................   19,545,763    18,204,465    22,784,279    18,272,891
Net assets at the beginning of year..............................  309,048,114   290,843,649   356,955,362   338,682,471
-------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year.................................... $328,593,877  $309,048,114  $379,739,641  $356,955,362
-------------------------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the
 end of year..................................................... $   (175,868) $    470,316  $     57,767  $    225,204
-------------------------------------------------------------------------------------------------------------------------


                                See accompanying notes to financial statements.

----
                                      46

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Multistate Trust II (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Connecticut Municipal Bond Fund ("Connecticut"), Nuveen New Jersey Municipal Bond Fund ("New Jersey"), Nuveen New York Municipal Bond Fund ("New York") and the Nuveen New York Insured Municipal Bond Fund ("New York Insured") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were organized as series of predecessor trusts or corporations prior to that date.

The Funds seek to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the Funds or its designee may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to designate assets as collateral with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At February 28, 2003, New Jersey and New York Insured had outstanding when-issued purchase commitments of $1,414,288 and $11,445,429, respectively. There were no such outstanding purchase commitments in either of the other Funds.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend. Generally, payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended February 28, 2003, have been designated Exempt Interest Dividends.



----
                                      47

Insurance
New York Insured invests in municipal securities which are either covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund's shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund's shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics including inverse floating rate securities. During the fiscal year ended February 28, 2003, Connecticut, New York and New York Insured invested in inverse floating rate securities for the purpose of enhancing portfolio yield. Inverse floating rate securities are identified in the Portfolio of Investments and are marked to market daily. The interest rate of an inverse floating rate security has an inverse relationship to the interest rate of a short-term floating rate security. Consequently, as the interest rate of the floating rate security rises, the interest rate on the inverse floating rate security declines. Conversely, as the interest rate of the floating rate security declines, the interest rate on the inverse floating rate security rises. The price of an inverse floating rate security will be more volatile than that of an otherwise comparable fixed rate security since the interest rate is dependent on an underlying fixed coupon rate or the general level of long-term interest rates as well as the short-term interest paid on the floating rate security, and because the inverse floating rate security typically bears the risk of loss of a greater face value of an underlying bond. New Jersey did not invest in any such securities during the fiscal year ended February 28, 2003.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit
Each Fund has an agreement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.



----
                                      48

2. Fund Shares

Transactions in Fund shares were as follows:

                                     Connecticut                                         New Jersey
                 --------------------------------------------------  --------------------------------------------------
                        Year Ended                Year Ended                Year Ended                Year Ended
                          2/28/03                   2/28/02                   2/28/03                   2/28/02
                 ------------------------  ------------------------  ------------------------  ------------------------
                      Shares        Amount      Shares        Amount      Shares        Amount      Shares        Amount
------------------------------------------------------------------------------------------------------------------------
Shares sold:
  Class A         2,952,046  $ 31,576,915   2,271,435  $ 24,083,770   1,849,867  $ 19,681,528   1,362,506  $ 14,349,934
  Class B           907,804     9,666,272     618,711     6,547,960     636,836     6,748,591     815,625     8,557,148
  Class C         1,272,075    13,615,371     923,323     9,767,378     848,949     9,003,631     366,393     3,844,094
  Class R            82,366       885,899     148,375     1,588,393     275,047     2,929,641     224,564     2,366,516
Shares issued to
 shareholders
 due to
 reinvestment of
 distributions:
  Class A           488,068     5,217,472     419,454     4,444,972     158,371     1,681,767     138,766     1,458,072
  Class B            52,430       559,577      38,569       407,951      32,365       343,496      28,282       297,211
  Class C            74,396       794,535      52,702       557,810      32,373       342,763      29,316       307,052
  Class R            14,663       157,218       8,222        87,410     135,990     1,444,509     130,061     1,366,817
------------------------------------------------------------------------------------------------------------------------
                  5,843,848    62,473,259   4,480,791    47,485,644   3,969,798    42,175,926   3,095,513    32,546,844
------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A        (2,267,039)  (24,217,100) (1,795,897)  (19,046,776)   (884,012)   (9,393,409)   (765,574)   (8,060,016)
  Class B          (205,136)   (2,185,919)   (355,602)   (3,757,813)   (386,083)   (4,083,836)   (160,254)   (1,685,331)
  Class C          (345,057)   (3,676,038)   (211,117)   (2,220,265)   (271,890)   (2,887,121)   (260,114)   (2,717,516)
  Class R           (75,396)     (807,151)    (12,205)     (130,820)   (339,391)   (3,598,652)   (267,390)   (2,804,556)
------------------------------------------------------------------------------------------------------------------------
                 (2,892,628)  (30,886,208) (2,374,821)  (25,155,674) (1,881,376)  (19,963,018) (1,453,332)  (15,267,419)
------------------------------------------------------------------------------------------------------------------------
Net increase      2,951,220  $ 31,587,051   2,105,970  $ 22,329,970   2,088,422  $ 22,212,908   1,642,181  $ 17,279,425
------------------------------------------------------------------------------------------------------------------------

                                      New York                                        New York Insured
                 --------------------------------------------------  --------------------------------------------------
                        Year Ended                Year Ended                Year Ended                Year Ended
                          2/28/03                   2/28/02                   2/28/03                   2/28/02
                 ------------------------  ------------------------  ------------------------  ------------------------
                      Shares        Amount      Shares        Amount      Shares        Amount      Shares        Amount
------------------------------------------------------------------------------------------------------------------------
Shares sold:
  Class A         2,639,623  $ 28,306,594   2,224,142  $ 23,665,719   1,588,387  $ 16,906,525   1,306,106  $ 13,733,577
  Class B         1,016,439    10,925,054   1,025,887    10,959,187     667,505     7,175,849     777,075     8,174,351
  Class C           696,437     7,518,894     880,061     9,409,858     478,649     5,093,305     552,961     5,827,424
  Class R           317,357     3,405,804     328,961     3,508,727     532,426     5,699,670     744,817     7,838,335
Shares issued to
 shareholders
 due to
 reinvestment
 of
 distributions:
  Class A           289,679     3,106,566     254,209     2,712,057     193,842     2,065,294     158,598     1,669,428
  Class B            68,924       739,876      51,585       551,158      48,200       514,091      37,274       392,740
  Class C            51,289       551,136      45,724       489,120      26,893       286,842      12,348       129,868
  Class R           544,327     5,852,541     520,441     5,567,544     910,490     9,716,129     828,492     8,728,422
------------------------------------------------------------------------------------------------------------------------
                  5,624,075    60,406,465   5,331,010    56,863,370   4,446,392    47,457,705   4,417,671    46,494,145
------------------------------------------------------------------------------------------------------------------------
Shares
 redeemed:
  Class A        (2,389,957)  (25,672,049) (2,197,060)  (23,324,745)   (962,728)  (10,258,244)   (937,338)   (9,818,777)
  Class B          (519,698)   (5,590,493)   (319,351)   (3,405,064)   (382,396)   (4,052,225)   (220,243)   (2,311,864)
  Class C          (490,159)   (5,265,519)   (306,161)   (3,295,415)   (119,627)   (1,267,526)   (116,945)   (1,229,239)
  Class R          (866,009)   (9,314,416)   (954,366)  (10,199,086) (1,912,727)  (20,354,734) (1,719,790)  (18,098,296)
------------------------------------------------------------------------------------------------------------------------
                 (4,265,823)  (45,842,477) (3,776,938)  (40,224,310) (3,377,478)  (35,932,729) (2,994,316)  (31,458,176)
------------------------------------------------------------------------------------------------------------------------
Net increase      1,358,252  $ 14,563,988   1,554,072  $ 16,639,060   1,068,914  $ 11,524,976   1,423,355  $ 15,035,969
------------------------------------------------------------------------------------------------------------------------


----
                                      49

3. Securities Transactions

Purchases and sales (including maturities) of investments in long-term municipal securities and short-term securities for the fiscal year ended February 28, 2003, were as follows:

                                                                         New York
                                  Connecticut  New Jersey    New York     Insured
---------------------------------------------------------------------------------
Purchases:
  Long-term municipal securities  $87,587,634 $26,756,782 $86,727,666 $98,219,106
  Short-term securities             3,500,000   8,400,000   1,000,000   7,000,000
Sales and maturities:
  Long-term municipal securities   54,636,286   9,366,360  74,184,567  76,023,560
  Short-term securities             7,750,000   6,100,000   1,000,000  13,400,000
---------------------------------------------------------------------------------

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing income on taxable market discount securities and timing differences in recognizing certain gains and losses on security transactions.

At February 28, 2003, the cost of investments were as follows:

                                                                   New York
                         Connecticut   New Jersey     New York      Insured
    -----------------------------------------------------------------------
    Cost of investments $284,166,402 $153,583,511 $298,059,660 $352,371,773
    -----------------------------------------------------------------------

Gross unrealized appreciation and gross unrealized depreciation of investments at February 28, 2003, were as follows:

                                                                                     New York
                                            Connecticut  New Jersey     New York      Insured
---------------------------------------------------------------------------------------------
Gross unrealized:
  Appreciation                             $20,137,053  $9,723,351  $25,561,847  $32,135,500
  Depreciation                                (877,080)   (601,627)  (1,090,574)      (6,325)
---------------------------------------------------------------------------------------------
Net unrealized appreciation on investments $19,259,973  $9,121,724  $24,471,273  $32,129,175
---------------------------------------------------------------------------------------------

The tax components of undistributed net investment income and net realized gains at February 28, 2003, were as follows:

                                                                            New York
                                          Connecticut New Jersey New York    Insured
------------------------------------------------------------------------------------
Undistributed tax-exempt income            $1,055,751   $456,283 $734,290 $1,199,031
Undistributed ordinary income*                  9,159         --   83,227    519,891
Undistributed net long-term capital gains     432,596         --       --  2,209,016
------------------------------------------------------------------------------------

The tax character of distributions paid during the fiscal years ended February 28, 2003 and February 28, 2002, was as follows:

                                                                                     New York
2003                                           Connecticut New Jersey    New York     Insured
---------------------------------------------------------------------------------------------
Distributions from tax-exempt income           $13,879,850 $6,384,916 $16,005,842 $16,430,800
Distributions from ordinary income*                 64,311         --      68,648      99,678
Distributions from net long-term capital gains   1,105,077         --   1,136,843   2,131,798
---------------------------------------------------------------------------------------------

                                                                                     New York
2002                                           Connecticut New Jersey    New York     Insured
---------------------------------------------------------------------------------------------
Distributions from tax-exempt income           $12,389,552 $5,650,652 $15,966,891 $16,812,441
Distributions from ordinary income*                     --         --          --          --
Distributions from net long-term capital gains          --         --          --          --
---------------------------------------------------------------------------------------------

*Ordinary income consists of taxable market discount income and net short-term capital gains, if any.


----
                                      50

At February 28, 2003, the New Jersey Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                          ---------------------------
                          Expiration year:
                            2004           $  116,050
                            2005                   --
                            2006              238,550
                            2007                   --
                            2008              132,876
                            2009            1,212,021
                          ---------------------------
                          Total            $1,699,497
                          ---------------------------

The following Funds have elected to defer net realized losses from investments incurred from November 1, 2002 through February 28, 2003 ("post-October losses") in accordance with Federal income tax regulations. The following post-October losses are treated as having arisen in the following fiscal year:

                              New Jersey   New York
                            -----------------------
                                 $79,746 $3,730,598
                            -----------------------

5. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. (formerly, The John Nuveen Company), each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net assets of each Fund as follows:

                 Average Daily Net Assets       Management Fee
                 ----------------------------------------------
                 For the first $125 million              .5500%
                 For the next $125 million               .5375
                 For the next $250 million               .5250
                 For the next $500 million               .5125
                 For the next $1 billion                 .5000
                 For the next $3 billion                 .4750
                 For net assets over $5 billion          .4500
                 ----------------------------------------------

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of New York and New York Insured in order to limit total expenses to .75 of 1% of the average daily net assets of New York and .975 of 1% of the average daily net assets of New York Insured, excluding any 12b-1 fees applicable to Class A, B and C Shares. The Adviser may also voluntarily agree to reimburse additional expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser's discretion.

During the fiscal year ended February 28, 2003, Nuveen Investments, LLC (the "Distributor") (formerly, Nuveen Investments), a wholly owned subsidiary of Nuveen Investments, Inc., collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                                                       New York
                                       Connecticut New Jersey New York  Insured
-------------------------------------------------------------------------------
Sales charges collected (unaudited)       $579,173   $222,374 $310,481 $246,901
Paid to authorized dealers (unaudited)     579,173    222,374  310,481  243,797
-------------------------------------------------------------------------------

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended February 28, 2003, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                                                    New York
                                    Connecticut New Jersey New York  Insured
    ------------------------------------------------------------------------
    Commission advances (unaudited)    $614,336   $388,592 $502,698 $358,803
    ------------------------------------------------------------------------


----
                                      51

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended February 28, 2003, the Distributor retained such 12b-1 fees as follows:

                                                                    New York
                                    Connecticut New Jersey New York  Insured
    ------------------------------------------------------------------------
    12b-1 fees retained (unaudited)    $308,817   $249,951 $354,942 $250,501
    ------------------------------------------------------------------------

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended February 28, 2003, as follows:

                                                                 New York
                                 Connecticut New Jersey New York  Insured
       ------------------------------------------------------------------
       CDSC retained (unaudited)     $68,266    $43,955 $121,717  $67,592
       ------------------------------------------------------------------

6. Subsequent Event - Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on April 1, 2003, to shareholders of record on March 7, 2003, as follows:

                                                              New York
                              Connecticut New Jersey New York  Insured
          ------------------------------------------------------------
          Dividend per share:
            Class A                $.0425     $.0380   $.0450   $.0395
            Class B                 .0355      .0315    .0385    .0325
            Class C                 .0375      .0330    .0405    .0345
            Class R                 .0440      .0395    .0470    .0410
          ------------------------------------------------------------



----
                                      52

Financial Highlights

Selected data for a share outstanding throughout each period:


Class (Inception Date)
                                                         Investment Operations       Less Distributions
                                                       -------------------------  -----------------------


CONNECTICUT


                                                                      Net
                                                                Realized/
                                                               Unrealized
                                             Beginning     Net    Invest-             Net                  Ending
                                                   Net Invest-       ment         Invest-                     Net
                                                 Asset    ment       Gain            ment  Capital          Asset     Total
Year Ended February 28/29,                       Value  Income     (Loss)   Total  Income    Gains   Total  Value Return(a)
-----------------------------------------------------------------------------------------------------------------------------
Class A (7/87)
 2003                                           $10.67    $.52      $ .26  $ .78    $(.53)   $(.04) $(.57) $10.88      7.51%
 2002                                            10.51     .53        .16    .69     (.53)      --   (.53)  10.67      6.66
 2001                                             9.96     .53        .55   1.08     (.53)      --   (.53)  10.51     11.14
 2000                                            10.90     .53       (.94)  (.41)    (.53)      --   (.53)   9.96     (3.84)
 1999                                            10.85     .53        .06    .59     (.54)      --   (.54)  10.90      5.51
Class B (2/97)
 2003                                            10.65     .43        .27    .70     (.44)    (.04)  (.48)  10.87      6.78
 2002                                            10.49     .45        .15    .60     (.44)      --   (.44)  10.65      5.84
 2001                                             9.94     .45        .55   1.00     (.45)      --   (.45)  10.49     10.31
 2000                                            10.88     .45       (.94)  (.49)    (.45)      --   (.45)   9.94     (4.57)
 1999                                            10.83     .46        .05    .51     (.46)      --   (.46)  10.88      4.77
Class C (10/93)
 2003                                            10.66     .46        .26    .72     (.47)    (.04)  (.51)  10.87      6.92
 2002                                            10.50     .47        .16    .63     (.47)      --   (.47)  10.66      6.07
 2001                                             9.95     .47        .55   1.02     (.47)      --   (.47)  10.50     10.50
 2000                                            10.88     .47       (.93)  (.46)    (.47)      --   (.47)   9.95     (4.31)
 1999                                            10.83     .48        .05    .53     (.48)      --   (.48)  10.88      4.94
Class R (2/97)
 2003                                            10.70     .54        .27    .81     (.55)    (.04)  (.59)  10.92      7.76
 2002                                            10.54     .56        .14    .70     (.54)      --   (.54)  10.70      6.82
 2001                                             9.99     .55        .55   1.10     (.55)      --   (.55)  10.54     11.30
 2000                                            10.93     .55       (.94)  (.39)    (.55)      --   (.55)   9.99     (3.63)
 1999                                            10.87     .56        .06    .62     (.56)      --   (.56)  10.93      5.83
-----------------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                                       Ratios/Supplemental Data
                                             ---------------------------------------------------------------------------
                                                        Before Credit/         After          After Credit/
                                                        Reimbursement     Reimbursement(b)   Reimbursement(c)
CONNECTICUT                                           -----------------  -----------------  -----------------
                                                                  Ratio              Ratio              Ratio
                                                                 of Net             of Net             of Net
                                                                Invest-            Invest-            Invest-
                                                      Ratio of     ment  Ratio of     ment  Ratio of     ment
                                                      Expenses   Income  Expenses   Income  Expenses   Income
                                               Ending       to       to        to       to        to       to
                                                  Net  Average  Average   Average  Average   Average  Average  Portfolio
                                               Assets      Net      Net       Net      Net       Net      Net   Turnover
Year Ended February 28/29,                      (000)   Assets   Assets    Assets   Assets    Assets   Assets       Rate
-------------------------------------------------------------------------------------------------------------------------
Class A (7/87)
 2003                                        $234,133      .85%    4.82%      .85%    4.82%      .84%    4.82%        19%
 2002                                         217,024      .85     5.01       .85     5.01       .84     5.02         20
 2001                                         204,442      .87     5.20       .87     5.20       .86     5.21          7
 2000                                         196,416      .88     5.09       .88     5.09       .87     5.10         22
 1999                                         220,721      .90     4.88       .86     4.92       .86     4.92          7
Class B (2/97)
 2003                                          31,987     1.60     4.06      1.60     4.06      1.59     4.07         19
 2002                                          23,310     1.60     4.26      1.60     4.26      1.59     4.27         20
 2001                                          19,794     1.62     4.45      1.62     4.45      1.61     4.46          7
 2000                                          15,931     1.63     4.37      1.63     4.37      1.63     4.38         22
 1999                                          11,223     1.64     4.14      1.62     4.16      1.61     4.17          7
Class C (10/93)
 2003                                          38,312     1.40     4.26      1.40     4.26      1.39     4.27         19
 2002                                          26,890     1.40     4.47      1.40     4.47      1.39     4.48         20
 2001                                          18,460     1.42     4.65      1.42     4.65      1.41     4.66          7
 2000                                          16,181     1.43     4.54      1.43     4.54      1.42     4.55         22
 1999                                          16,198     1.45     4.33      1.41     4.37      1.41     4.37          7
Class R (2/97)
 2003                                           3,878      .65     5.01       .65     5.01       .64     5.02         19
 2002                                           3,568      .65     5.23       .65     5.23       .64     5.24         20
 2001                                           1,992      .67     5.40       .67     5.40       .66     5.41          7
 2000                                           1,337      .68     5.31       .68     5.31       .67     5.32         22
 1999                                             979      .69     5.09       .66     5.12       .66     5.13          7
-------------------------------------------------------------------------------------------------------------------------

(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the Adviser, where applicable.
(c) After custodian fee credit and expense reimbursement, where applicable.



                                See accompanying notes to financial statements.

----
                                      53

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                                       Investment Operations      Less Distributions
                                                     -------------------------  ----------------------


NEW JERSEY


                                                                    Net            From
                                                              Realized/          and in
                                                             Unrealized          Excess
                                           Beginning     Net    Invest-          of Net                 Ending
                                                 Net Invest-       ment         Invest-                    Net
                                               Asset    ment       Gain            ment  Capital         Asset     Total
Year Ended February 28/29,                     Value  Income     (Loss)   Total  Income    Gains  Total  Value Return(a)
--------------------------------------------------------------------------------------------------------------------------
Class A (9/94)
 2003                                         $10.60    $.46      $ .20  $ .66    $(.47)     $-- $(.47) $10.79      6.36%
 2002                                          10.45     .47        .15    .62     (.47)      --  (.47)  10.60      6.04
 2001                                           9.73     .48        .72   1.20     (.48)      --  (.48)  10.45     12.59
 2000                                          10.60     .49       (.87)  (.38)    (.49)      --  (.49)   9.73     (3.67)
 1999                                          10.61     .53       (.01)   .52     (.53)      --  (.53)  10.60      5.00
Class B (2/97)
 2003                                          10.59     .38        .20    .58     (.39)      --  (.39)  10.78      5.58
 2002                                          10.44     .39        .15    .54     (.39)      --  (.39)  10.59      5.26
 2001                                           9.72     .40        .72   1.12     (.40)      --  (.40)  10.44     11.74
 2000                                          10.60     .41       (.88)  (.47)    (.41)      --  (.41)   9.72     (4.51)
 1999                                          10.61     .45       (.01)   .44     (.45)      --  (.45)  10.60      4.23
Class C (9/94)
 2003                                          10.56     .40        .21    .61     (.41)      --  (.41)  10.76      5.88
 2002                                          10.41     .41        .15    .56     (.41)      --  (.41)  10.56      5.46
 2001                                           9.70     .42        .71   1.13     (.42)      --  (.42)  10.41     11.92
 2000                                          10.58     .43       (.88)  (.45)    (.43)      --  (.43)   9.70     (4.29)
 1999                                          10.59     .47       (.01)   .46     (.47)      --  (.47)  10.58      4.48
Class R (12/91)
 2003                                          10.60     .48        .21    .69     (.49)      --  (.49)  10.80      6.63
 2002                                          10.45     .49        .15    .64     (.49)      --  (.49)  10.60      6.22
 2001                                           9.73     .50        .72   1.22     (.50)      --  (.50)  10.45     12.79
 2000                                          10.60     .51       (.87)  (.36)    (.51)      --  (.51)   9.73     (3.47)
 1999                                          10.62     .55       (.02)   .53     (.55)      --  (.55)  10.60      5.13
--------------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                                    Ratios/Supplemental Data
                                           --------------------------------------------------------------------------
                                                     Before Credit/         After          After Credit/
                                                     Reimbursement     Reimbursement(b)   Reimbursement(c)
NEW JERSEY                                         -----------------  -----------------  -----------------
                                                               Ratio              Ratio              Ratio
                                                              of Net             of Net             of Net
                                                             Invest-            Invest-            Invest-
                                                   Ratio of     ment  Ratio of     ment  Ratio of     ment
                                                   Expenses   Income  Expenses   Income  Expenses   Income
                                            Ending       to       to        to       to        to       to
                                               Net  Average  Average   Average  Average   Average  Average  Portfolio
                                            Assets      Net      Net       Net      Net       Net      Net   Turnover
Year Ended February 28/29,                   (000)   Assets   Assets    Assets   Assets    Assets   Assets       Rate
----------------------------------------------------------------------------------------------------------------------
Class A (9/94)
 2003                                      $74,067      .91%    4.29%      .91%    4.29%      .90%    4.30%         6%
 2002                                       60,835      .90     4.45       .90     4.45       .89     4.46          7
 2001                                       52,277     1.00     4.73      1.00     4.73       .98     4.74         12
 2000                                       46,235      .99     4.74       .93     4.80       .91     4.82         26
 1999                                       53,442     1.02     4.62       .66     4.98       .66     4.98         10
Class B (2/97)
 2003                                       26,926     1.66     3.54      1.66     3.54      1.65     3.55          6
 2002                                       23,451     1.65     3.70      1.65     3.70      1.64     3.71          7
 2001                                       15,979     1.75     3.98      1.75     3.98      1.73     3.99         12
 2000                                       13,681     1.74     4.01      1.69     4.06      1.67     4.08         26
 1999                                       11,368     1.76     3.88      1.39     4.25      1.39     4.25         10
Class C (9/94)
 2003                                       21,192     1.46     3.74      1.46     3.74      1.45     3.75          6
 2002                                       14,376     1.45     3.89      1.45     3.89      1.44     3.90          7
 2001                                       12,757     1.55     4.17      1.55     4.17      1.53     4.19         12
 2000                                       10,007     1.54     4.20      1.48     4.26      1.47     4.27         26
 1999                                       10,290     1.57     4.07      1.21     4.43      1.21     4.43         10
Class R (12/91)
 2003                                       45,043      .71     4.49       .71     4.49       .70     4.50          6
 2002                                       43,465      .70     4.64       .70     4.64       .69     4.65          7
 2001                                       41,916      .80     4.93       .80     4.93       .78     4.94         12
 2000                                       40,058      .79     4.94       .73     5.00       .71     5.02         26
 1999                                       46,033      .82     4.82       .47     5.17       .47     5.17         10
----------------------------------------------------------------------------------------------------------------------

(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the Adviser, where applicable.
(c) After custodian fee credit and expense reimbursement, where applicable.



                                See accompanying notes to financial statements.

----
                                      54

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                                     Investment Operations       Less Distributions
                                                   -------------------------  -----------------------


NEW YORK


                                                                  Net            From
                                                            Realized/          and in
                                                           Unrealized          Excess
                                         Beginning     Net    Invest-          of Net                  Ending
                                               Net Invest-       ment         Invest-                     Net
                                             Asset    ment       Gain            ment  Capital          Asset     Total
Year Ended February 28/29,                   Value  Income     (Loss)   Total  Income    Gains   Total  Value Return(a)
-------------------------------------------------------------------------------------------------------------------------
Class A (9/94)
 2003                                       $10.72    $.52      $ .22  $ .74    $(.54)   $(.04) $(.58) $10.88      7.11%
 2002                                        10.66     .58        .04    .62     (.56)      --   (.56)  10.72      5.94
 2001                                        10.17     .57        .52   1.09     (.60)      --   (.60)  10.66     10.97
 2000                                        11.03     .58       (.85)  (.27)    (.57)    (.02)  (.59)  10.17     (2.44)
 1999                                        10.97     .55        .06    .61     (.55)      --   (.55)  11.03      5.69
Class B (2/97)
 2003                                        10.73     .44        .23    .67     (.46)    (.04)  (.50)  10.90      6.43
 2002                                        10.68     .50        .03    .53     (.48)      --   (.48)  10.73      5.07
 2001                                        10.18     .49        .53   1.02     (.52)      --   (.52)  10.68     10.24
 2000                                        11.04     .51       (.86)  (.35)    (.49)    (.02)  (.51)  10.18     (3.18)
 1999                                        10.98     .47        .06    .53     (.47)      --   (.47)  11.04      4.88
Class C (9/94)
 2003                                        10.75     .46        .23    .69     (.49)    (.04)  (.53)  10.91      6.56
 2002                                        10.70     .52        .03    .55     (.50)      --   (.50)  10.75      5.29
 2001                                        10.20     .51        .53   1.04     (.54)      --   (.54)  10.70     10.47
 2000                                        11.06     .52       (.85)  (.33)    (.51)    (.02)  (.53)  10.20     (2.97)
 1999                                        11.01     .49        .05    .54     (.49)      --   (.49)  11.06      5.00
Class R (12/86)
 2003                                        10.75     .55        .22    .77     (.57)    (.04)  (.61)  10.91      7.33
 2002                                        10.69     .60        .04    .64     (.58)      --   (.58)  10.75      6.16
 2001                                        10.20     .59        .52   1.11     (.62)      --   (.62)  10.69     11.19
 2000                                        11.06     .60       (.84)  (.24)    (.60)    (.02)  (.62)  10.20     (2.21)
 1999                                        11.00     .58        .05    .63     (.57)      --   (.57)  11.06      5.88
-------------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                                   Ratios/Supplemental Data
                                         ---------------------------------------------------------------------------
                                                    Before Credit/         After          After Credit/
                                                    Reimbursement     Reimbursement(b)   Reimbursement(c)
NEW YORK                                          -----------------  -----------------  -----------------
                                                              Ratio              Ratio              Ratio
                                                             of Net             of Net             of Net
                                                            Invest-            Invest-            Invest-
                                                  Ratio of     ment  Ratio of     ment  Ratio of     ment
                                                  Expenses   Income  Expenses   Income  Expenses   Income
                                           Ending       to       to        to       to        to       to
                                              Net  Average  Average   Average  Average   Average  Average  Portfolio
                                           Assets      Net      Net       Net      Net       Net      Net   Turnover
Year Ended February 28/29,                  (000)   Assets   Assets    Assets   Assets    Assets   Assets       Rate
---------------------------------------------------------------------------------------------------------------------
Class A (9/94)
 2003                                    $113,197      .88%    4.87%      .88%    4.87%      .87%    4.87%        23%
 2002                                     105,700      .89     5.16       .66     5.39       .65     5.39         11
 2001                                     102,144      .91     5.26       .70     5.47       .69     5.48         28
 2000                                      81,857      .89     5.21       .61     5.49       .60     5.50         19
 1999                                      80,549      .94     4.88       .79     5.03       .79     5.03         28
Class B (2/97)
 2003                                      40,951     1.63     4.11      1.63     4.11      1.62     4.12         23
 2002                                      34,262     1.64     4.41      1.41     4.64      1.41     4.65         11
 2001                                      25,992     1.66     4.51      1.45     4.72      1.44     4.73         28
 2000                                      19,803     1.64     4.50      1.33     4.81      1.32     4.82         19
 1999                                      12,121     1.68     4.16      1.57     4.27      1.57     4.27         28
Class C (9/94)
 2003                                      27,687     1.43     4.31      1.43     4.31      1.42     4.32         23
 2002                                      24,505     1.44     4.61      1.21     4.84      1.21     4.85         11
 2001                                      17,757     1.46     4.72      1.26     4.92      1.25     4.92         28
 2000                                      10,374     1.44     4.67      1.16     4.96      1.15     4.96         19
 1999                                       8,858     1.49     4.34      1.35     4.47      1.35     4.47         28
Class R (12/86)
 2003                                     146,759      .68     5.07       .68     5.07       .67     5.07         23
 2002                                     144,581      .69     5.36       .46     5.59       .46     5.59         11
 2001                                     144,950      .71     5.46       .49     5.67       .49     5.68         28
 2000                                     138,303      .69     5.40       .42     5.67       .41     5.68         19
 1999                                     157,209      .74     5.08       .59     5.23       .59     5.23         28
---------------------------------------------------------------------------------------------------------------------

(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the Adviser, where applicable.
(c) After custodian fee credit and expense reimbursement, where applicable.


                                See accompanying notes to financial statements.


----
                                      55

Selected data for a share outstanding throughout each period:


Class (Inception Date)
                                                     Investment Operations       Less Distributions
                                                   -------------------------  -----------------------


NEW YORK INSURED


                                                                  Net
                                                            Realized/
                                                           Unrealized
                                         Beginning     Net    Invest-             Net                  Ending
                                               Net Invest-       ment         Invest-                     Net
                                             Asset    ment       Gain            ment  Capital          Asset     Total
Year Ended February 28/29,                   Value  Income     (Loss)   Total  Income    Gains   Total  Value Return(a)
-------------------------------------------------------------------------------------------------------------------------
Class A (9/94)
 2003                                       $10.59    $.47      $ .40  $ .87    $(.48)   $(.06) $(.54) $10.92      8.46%
 2002                                        10.50     .49        .10    .59     (.50)      --   (.50)  10.59      5.75
 2001                                         9.95     .51        .55   1.06     (.51)      --   (.51)  10.50     10.97
 2000                                        10.73     .52       (.79)  (.27)    (.51)      --   (.51)   9.95     (2.50)
 1999                                        10.76     .51        .01    .52     (.52)    (.03)  (.55)  10.73      4.91
Class B (2/97)
 2003                                        10.60     .39        .40    .79     (.40)    (.06)  (.46)  10.93      7.64
 2002                                        10.51     .41        .10    .51     (.42)      --   (.42)  10.60      4.97
 2001                                         9.96     .43        .56    .99     (.44)      --   (.44)  10.51     10.12
 2000                                        10.74     .44       (.79)  (.35)    (.43)      --   (.43)   9.96     (3.26)
 1999                                        10.76     .44         --    .44     (.43)    (.03)  (.46)  10.74      4.19
Class C (9/94)
 2003                                        10.59     .41        .40    .81     (.42)    (.06)  (.48)  10.92      7.85
 2002                                        10.49     .43        .11    .54     (.44)      --   (.44)  10.59      5.26
 2001                                         9.94     .45        .55   1.00     (.45)      --   (.45)  10.49     10.33
 2000                                        10.73     .46       (.80)  (.34)    (.45)      --   (.45)   9.94     (3.17)
 1999                                        10.74     .46        .02    .48     (.46)    (.03)  (.49)  10.73      4.53
Class R (12/86)
 2003                                        10.60     .49        .41    .90     (.50)    (.06)  (.56)  10.94      8.72
 2002                                        10.50     .51        .11    .62     (.52)      --   (.52)  10.60      6.03
 2001                                         9.95     .53        .55   1.08     (.53)      --   (.53)  10.50     11.16
 2000                                        10.74     .54       (.80)  (.26)    (.53)      --   (.53)   9.95     (2.43)
 1999                                        10.76     .53        .02    .55     (.54)    (.03)  (.57)  10.74      5.18
-------------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                                    Ratios/Supplemental Data
                                         ------------------------------------------------------------------------------
                                                    Before Credit/           After           After Credit/
                                                     Reimbursement     Reimbursement(b)    Reimbursement(c)
NEW YORK INSURED                                  ------------------  ------------------  ------------------
                                                            Ratio of            Ratio of            Ratio of
                                                                 Net                 Net                 Net
                                                             Invest-             Invest-             Invest-
                                                  Ratio of      ment  Ratio of      ment  Ratio of      ment
                                                  Expenses    Income  Expenses    Income  Expenses    Income
                                           Ending       to        to        to        to        to        to
                                              Net  Average   Average   Average   Average   Average   Average  Portfolio
                                           Assets      Net       Net       Net       Net       Net       Net   Turnover
Year Ended February 28/29,                  (000)   Assets    Assets    Assets    Assets    Assets    Assets       Rate
------------------------------------------------------------------------------------------------------------------------
Class A (9/94)
 2003                                    $ 73,936      .88%     4.40%      .88%     4.40%      .87%     4.40%        21%
 2002                                      63,043      .89      4.67       .89      4.67       .88      4.68         17
 2001                                      56,936      .91      4.98       .91      4.98       .90      4.99         15
 2000                                      54,364      .90      5.02       .90      5.02       .90      5.02         16
 1999                                      52,448      .92      4.78       .92      4.78       .92      4.78         16
Class B (2/97)
 2003                                      27,786     1.63      3.65      1.63      3.65      1.62      3.66         21
 2002                                      23,418     1.64      3.92      1.64      3.92      1.63      3.93         17
 2001                                      16,965     1.66      4.23      1.66      4.23      1.65      4.24         15
 2000                                      15,893     1.65      4.28      1.65      4.28      1.65      4.28         16
 1999                                      13,374     1.67      4.04      1.67      4.04      1.67      4.04         16
Class C (9/94)
 2003                                      14,446     1.43      3.84      1.43      3.84      1.42      3.85         21
 2002                                       9,926     1.44      4.12      1.44      4.12      1.43      4.13         17
 2001                                       5,131     1.46      4.43      1.46      4.43      1.45      4.44         15
 2000                                       4,627     1.45      4.48      1.45      4.48      1.45      4.48         16
 1999                                       4,103     1.47      4.25      1.47      4.25      1.47      4.25         16
Class R (12/86)
 2003                                     263,572      .68      4.60       .68      4.60       .67      4.61         21
 2002                                     260,568      .69      4.87       .69      4.87       .68      4.88         17
 2001                                     259,651      .71      5.18       .71      5.18       .70      5.19         15
 2000                                     260,469      .70      5.21       .70      5.21       .70      5.21         16
 1999                                     301,805      .72      4.97       .72      4.97       .72      4.98         16
------------------------------------------------------------------------------------------------------------------------

(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the Adviser, where applicable.
(c) After custodian fee credit and expense reimbursement, where applicable.



                                See accompanying notes to financial statements.

----
                                      56

Report of Independent Accountants


To the Board of Trustees and Shareholders of Nuveen Multistate Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Connecticut Municipal Bond Fund, Nuveen New Jersey Municipal Bond Fund, Nuveen New York Municipal Bond Fund and Nuveen New York Insured Municipal Bond Fund (each a series of the Nuveen Multistate Trust II, hereafter referred to as the "Funds") at February 28, 2003, the results of each of their operations, the changes in each of their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial statements of the Funds as of February 28, 2002 and for the periods then ended and prior were audited by other independent accountants whose report dated April 12, 2002 expressed an unqualified opinion of those statements.

PRICEWATERHOUSECOOPERS LLP

Chicago, Illinois
April 21, 2003


----
                                      57

--------------------------------------------------------------------------------
  Trustees and Officers
================================================================================

The management of the Fund, including general supervision of the duties performed for the Fund under the management agreement between Nuveen Advisory and the Fund, is the responsibility of the Board of Trustees of the Fund. The number of trustees of the Fund is currently set at seven. None of the trustees who are not "interested" persons of the Fund has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds' Statement of Additional Information ("SAI") includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787.

                                                                                                          Number of
                                                                                                        Portfolios in
Name,                       Position(s)      Year First   Principal Occupation(s)                       Fund Complex
Birthdate                   Held with        Elected or   Including other Directorships                  Overseen by
and Address                 the Fund        Appointed (2) During Past 5 Years                              Trustee
---------------------------------------------------------------------------------------------------------------------

Trustee who is an interested person of the Funds:


---------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger (1) Chairman of the     1997      Chairman and Director (since 1996) of Nuveen       142
3/28/49                     Board and                     Investments, Inc. and Nuveen Investments,
333 W. Wacker Drive         Trustee                       LLC; Director (since 1992) and Chairman
Chicago, IL 60606                                         (since 1996) of Nuveen Advisory Corp. and
                                                          Nuveen Institutional Advisory Corp.;
                                                          Chairman and Director (since 1997) of Nuveen
                                                          Asset Management, Inc.; Director (since
                                                          1996) of Institutional Capital Corporation;
                                                          Chairman and Director (since 1999) of
                                                          Rittenhouse Asset Management, Inc.; Chairman
                                                          of Nuveen Investment Advisers Inc. (since
                                                          2002).

Trustees who are not interested persons of the Funds:


---------------------------------------------------------------------------------------------------------------------
Robert P. Bremner           Trustee             1997      Private Investor and Management Consultant.        122
8/22/40
3725 Huntington Street,
  N.W.
Washington, D.C. 20015


---------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown           Trustee             1993      Retired (August 1989) as Senior Vice               122
7/29/34                                                   President of The Northern Trust Company.
201 Michigan Avenue
Highwood, IL 60040


---------------------------------------------------------------------------------------------------------------------
Anne E. Impellizzeri        Trustee             1994      Retired, formerly, Executive Director (since       122
1/26/33                                                   1998) of Manitoga/The Russel Wright Design
3 West 29th Street                                        Center; prior thereto, President and Chief
New York, NY 10001                                        Executive Officer of Blanton-Peale Institute
                                                          (since 1990); prior thereto, Vice President,
                                                          Metropolitan Life Insurance Co.


---------------------------------------------------------------------------------------------------------------------
Peter R. Sawers             Trustee             1991      Adjunct Professor of Business and Economics,       122
4/3/33                                                    University of Dubuque, Iowa; formerly
22 The Landmark                                           (1991-2000) Adjunct Professor, Lake Forest
Northfield, IL 60093                                      Graduate School of Management, Lake Forest,
                                                          Illinois; prior thereto, Executive Director,
                                                          Towers Perrin Australia, a management
                                                          consulting firm; Chartered Financial
                                                          Analyst; Certified Management Consultant;
                                                          Director, Executive Service Corps of Chicago
                                                          and Director, Hadley School for the Blind,
                                                          both not-for-profit organizations.


---------------------------------------------------------------------------------------------------------------------
William J. Schneider        Trustee             1997      Senior Partner and Chief Operating Officer,        122
9/24/44                                                   Miller-Valentine Group, Vice President,
4000 Miller-Valentine Ct.                                 Miller-Valentine Realty, a development and
P. O. Box 744                                             contract company; Chair, Miami Valley
Dayton, OH 45401                                          Hospital; Chair, Miami Valley Economic
                                                          Development Coalition; formerly, Member,
                                                          Community Advisory Board, National City
                                                          Bank, Dayton, Ohio and Business Advisory
                                                          Council, Cleveland Federal Reserve Bank.


---------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale         Trustee             1997      Executive Director, Gaylord and Dorothy            122
12/29/47                                                  Donnelley Foundation (since 1994); prior
35 E. Wacker Drive                                        thereto, Executive Director, Great Lakes
Suite 2600                                                Protection Fund (from 1990 to 1994).
Chicago, IL 60601

----
                                      58

--------------------------------------------------------------------------------

                                                                                                       Number of
                                                                                                     Portfolios in
Name,                 Position(s)         Year First   Principal Occupation(s)                       Fund Complex
Birthdate             Held with           Elected or   Including other Directorships                  Overseen by
and Address           the Fund           Appointed (3) During Past 5 Years                              Officer
------------------------------------------------------------------------------------------------------------------

Officers of the Funds:


------------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman  Chief                  1997      Managing Director (since 2002), Assistant          142
9/9/56                Administrative                   Secretary and Associate General Counsel,
333 W. Wacker Drive   Officer                          formerly, Vice President and Assistant
Chicago, IL 60606                                      General Counsel of Nuveen Investments, LLC;
                                                       Managing Director (since 2002), General
                                                       Counsel and Assistant Secretary, formerly,
                                                       Vice President of Nuveen Advisory Corp. and
                                                       Nuveen Institutional Advisory Corp.;
                                                       Managing Director (since 2002), Assistant
                                                       Secretary and Associate General Counsel,
                                                       formerly, Vice President (since 2000), of
                                                       Nuveen Asset Management, Inc.; Assistant
                                                       Secretary of Nuveen Investments, Inc. (since
                                                       1994); Assistant Secretary of NWQ Investment
                                                       Management Company, LLC. (since 2002); Vice
                                                       President and Assistant Secretary of Nuveen
                                                       Investment Advisers Inc. (since 2002);
                                                       Managing Director, Associate General Counsel
                                                       and Assistant Secretary of Rittenhouse Asset
                                                       Management, Inc. (since May 2003); Chartered
                                                       Financial Analyst.


------------------------------------------------------------------------------------------------------------------
Michael T. Atkinson   Vice President and     2002      Vice President (since January 2002),               142
2/3/66                Assistant                        formerly, Assistant Vice President (since
333 W. Wacker Drive   Secretary                        2000), previously, Associate of Nuveen
Chicago, IL 60606                                      Investments, LLC.


------------------------------------------------------------------------------------------------------------------
Paul L. Brennan       Vice President         2002      Vice President (since January 2002),               135
11/10/66                                               formerly, Assistant Vice President (since
333 W. Wacker Drive                                    1997), of Nuveen Advisory Corp.; prior
Chicago, IL 60606                                      thereto, portfolio manager of Flagship
                                                       Financial Inc.; Chartered Financial Analyst
                                                       and Certified Public Accountant.


------------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo     Vice President and     1999      Vice President of Nuveen Investments, LLC          142
11/28/67              Treasurer                        (since 1999), prior thereto, Assistant Vice
333 W. Wacker Drive                                    President (from 1997); Vice President and
Chicago, IL 60606                                      Treasurer (since 1999) of Nuveen
                                                       Investments, Inc.; Vice President and
                                                       Treasurer (since 1999) of Nuveen Advisory
                                                       Corp. and (since 2002) Nuveen Institutional
                                                       Advisory Corp; Vice President and Treasurer
                                                       of Nuveen Asset Management, Inc. (since
                                                       2002) and of Nuveen Investment Advisers Inc.
                                                       (since 2002); Assistant Treasurer of NWQ
                                                       Investment Management Company, LLC. (since
                                                       2002); Chartered Financial Analyst.


------------------------------------------------------------------------------------------------------------------
Susan M. DeSanto      Vice President         2001      Vice President of Nuveen Advisory Corp.            142
9/8/54                                                 (since 2001); previously, Vice President of
333 W. Wacker Drive                                    Van Kampen Investment Advisory Corp. (since
Chicago, IL 60606                                      1998); Vice President of Nuveen
                                                       Institutional Advisory Corp. (since 2002);
                                                       prior thereto, Assistant Vice President of
                                                       Van Kampen Investment Advisory Corp. (since
                                                       1994).


------------------------------------------------------------------------------------------------------------------
Jessica R. Droeger    Vice President and     2002      Vice President (since January 2002) and            142
9/24/64               Secretary                        Assistant General Counsel (since 1998);
333 W. Wacker Drive                                    formerly, Assistant Vice President (since
Chicago, IL 60606                                      1998) of Nuveen Investments, LLC; Vice
                                                       President (since May 2002) and Assistant
                                                       Secretary (since 1998), formerly Assistant
                                                       Vice President of Nuveen Advisory Corp. and
                                                       Nuveen Institutional Advisory Corp.; prior
                                                       thereto, Associate at the law firm D'Ancona
                                                       Partners LLC.


------------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson     Vice President         1998      Vice President of Nuveen Investments, LLC;         142
10/24/45                                               Vice President (since 1998) of Nuveen
333 W. Wacker Drive                                    Advisory Corp. and Nuveen Institutional
Chicago, IL 60606                                      Advisory Corp.


------------------------------------------------------------------------------------------------------------------
William M. Fitzgerald Vice President         1997      Managing Director (since 2002) of Nuveen           142
3/2/64                                                 Investments, LLC; Managing Director (since
333 W. Wacker Drive                                    2001), formerly Vice President of Nuveen
Chicago, IL 60606                                      Advisory Corp. and Nuveen Institutional
                                                       Advisory Corp. (since 1995); Managing
                                                       Director of Nuveen Asset Management, Inc.
                                                       (since 2001); Vice President of Nuveen
                                                       Investment Advisers Inc. (since 2002);
                                                       Chartered Financial Analyst.


------------------------------------------------------------------------------------------------------------------
Stephen D. Foy        Vice President and     1998      Vice President and Funds Controller of             142
5/31/54               Controller                       Nuveen Investments, LLC and Nuveen
333 W. Wacker Drive                                    Investments, Inc.; Certified Public
Chicago, IL 60606                                      Accountant.

----
                                      59

--------------------------------------------------------------------------------
  Trustees and Officers (continued)
================================================================================

                                                                                                         Number of
                                                                                                       Portfolios in
Name,                   Position(s)         Year First   Principal Occupation(s)                       Fund Complex
Birthdate               Held with           Elected or   Including other Directorships                  Overseen by
and Address             the Fund           Appointed (3) During Past 5 Years                              Officer
--------------------------------------------------------------------------------------------------------------------
J. Thomas Futrell       Vice President         1997      Vice President of Nuveen Advisory Corp.;           135
7/5/55                                                   Chartered Financial Analyst.
333 W. Wacker Drive
Chicago, IL 60606


--------------------------------------------------------------------------------------------------------------------
Richard A. Huber        Vice President         1997      Vice President of Nuveen Institutional             135
3/26/63                                                  Advisory Corp. (since 1998) and Nuveen
333 W. Wacker Drive                                      Advisory Corp. (since 1997); prior thereto,
Chicago, IL 60606                                        Vice President and Portfolio Manager of
                                                         Flagship Financial, Inc.


--------------------------------------------------------------------------------------------------------------------
Steven J. Krupa         Vice President         1997      Vice President of Nuveen Advisory Corp.            135
8/21/57
333 W. Wacker Drive
Chicago, IL 60606


--------------------------------------------------------------------------------------------------------------------
David J. Lamb           Vice President         2000      Vice President (since 2000) of Nuveen              142
3/22/63                                                  Investments, LLC, previously Assistant Vice
333 W. Wacker Drive                                      President (since 1999); prior thereto,
Chicago, IL 60606                                        Associate of Nuveen Investments, LLC;
                                                         Certified Public Accountant.


--------------------------------------------------------------------------------------------------------------------
Tina M. Lazar           Vice President         2002      Vice President (since 1999), previously,           142
8/27/61                                                  Assistant Vice President (since 1993) of
333 W. Wacker Drive                                      Nuveen Investments, LLC.
Chicago, IL 60606


--------------------------------------------------------------------------------------------------------------------
Larry W. Martin         Vice President and     1997      Vice President, Assistant Secretary and            142
7/27/51                 Assistant                        Assistant General Counsel of Nuveen
333 W. Wacker Drive     Secretary                        Investments, LLC; Vice President and
Chicago, IL 60606                                        Assistant Secretary of Nuveen Advisory Corp.
                                                         and Nuveen Institutional Advisory Corp.;
                                                         Assistant Secretary of Nuveen Investments,
                                                         Inc. and (since 1997) Nuveen Asset
                                                         Management, Inc.; Vice President (since
                                                         2000), Assistant Secretary and Assistant
                                                         General Counsel (since 1999) of Rittenhouse
                                                         Asset Management, Inc.; Vice President and
                                                         Assistant Secretary of Nuveen Investment
                                                         Advisers Inc. (since 2002); Assistant
                                                         Secretary of NWQ Investment Management
                                                         Company, LLC. (since 2002).


--------------------------------------------------------------------------------------------------------------------
Edward F. Neild, IV     Vice President         1997      Managing Director (since 2002) of Nuveen           142
7/7/65                                                   Investments, LLC; Managing Director (since
333 W. Wacker Drive                                      1997), formerly Vice President (since 1996)
Chicago, IL 60606                                        of Nuveen Advisory Corp. and Nuveen
                                                         Institutional Advisory Corp.; Managing
                                                         Director of Nuveen Asset Management, Inc.
                                                         (since 1999). Chartered Financial Analyst.


--------------------------------------------------------------------------------------------------------------------
Thomas J. O'Shaughnessy Vice President         2002      Vice President (since January 2002),               135
9/4/60                                                   formerly, Assistant Vice President (since
333 W. Wacker Drive                                      1998), of Nuveen Advisory Corp.; prior
Chicago, IL 60606                                        thereto, portfolio manager.


--------------------------------------------------------------------------------------------------------------------
Thomas C. Spalding      Vice President         1997      Vice President of Nuveen Advisory Corp. and        135
7/31/51                                                  Nuveen Institutional Advisory Corp.;
333 W. Wacker Drive                                      Chartered Financial Analyst.
Chicago, IL 60606


(1)Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and director of Nuveen Advisory Corp.
(2)Trustees serve an indefinite term until his/her successor is elected.
(3) Officers serve one year terms through July of each year.

----
                                      60

Fund Information

Fund Manager            Legal Counsel                 Transfer Agent and
Nuveen Advisory Corp.   Morgan, Lewis & Bockius LLP   Shareholder Services
333 West Wacker Drive   Washington, D.C.              Boston Financial
Chicago, IL 60606                                     Data Services, Inc.
                        Independent Accountants
                        PricewaterhouseCoopers LLP    Nuveen Investor Services
                        Chicago, IL                   P.O. Box 8530
                                                      Boston, MA 02266-8530
                        Custodian                     (800) 257-8787
                        State Street Bank & Trust
                        Boston, MA


Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return (including change in NAV and reinvested dividends) that would have been necessary on an annual basis to equal the investment's actual performance over the time period being considered.

Average Effective Maturity: The average of all the maturities of the bonds in a fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.

Duration: Duration is a measure of a bond or bond fund's sensitivity to changes in interest rates. Generally, the longer a bond or fund's duration, the more the price of the bond or fund will change as interest rates change.

Market Yield (also known as Dividend Yield or Current Yield): An investment's current annualized dividend divided by its current offering price.

Net Asset Value (NAV): A fund's NAV is the dollar value of one share in the fund. It is calculated by subtracting the liabilities of the fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

SEC Yield: A standardized measure of a fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

Change of Independent Accountants

On May 15, 2002, Arthur Andersen LLP ("Arthur Andersen") resigned as independent accountants for the Nuveen Connecticut Municipal Bond Fund, Nuveen New Jersey Municipal Bond Fund, Nuveen New York Municipal Bond Fund and Nuveen New York Insured Municipal Bond Fund (the "Funds"). Arthur Andersen's report for the Funds' financial statements for the year ended February 28, 2002, did not contain an adverse opinion or disclaimer of opinion and was not qualified as to uncertainty, audit scope or accounting principles. In addition there have not been any disagreements with Arthur Andersen during the Funds' most recent fiscal year on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Arthur Andersen, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports. The Funds' Board of Trustees appointed PricewaterhouseCoopers LLP as independent accountants for the fiscal year ended 2003.


NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

                                     Serving
                                    Investors
                                 for Generations


Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

As a premier asset management firm, managing $80 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in tax-free investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

To learn more about the products and services Nuveen Investments offers and for a prospectus, where applicable, talk to your financial advisor, or call us at
(800) 257-8787. Please read the information carefully before you invest.

Distributed by
Nuveen Investments, LLC | 333 West Wacker Drive | Chicago, Illinois 60606 | www.nuveen.com

                          Nuveen Municipal Bond Funds

                                           Annual Report dated February 28, 2003

Dependable, tax-free income because It's not what you earn, it's what you keep./(R)/

[PHOTOS APPEAR HERE]





Nuveen Massachusetts Municipal Bond Fund
Nuveen Massachusetts Insured Municipal Bond Fund








                                                              NUVEEN
                                                                 Investments

FASTER INFORMATION

    RECEIVE YOUR

         NUVEEN FUND REPORT

                ELECTRONICALLY

By registering for electronic delivery, you will receive an e-mail as soon as your Nuveen Fund information is available. Click on the link and you will be taken directly to the report. Your Fund report can be viewed and saved on your computer. Your report will arrive faster via e-mail than by traditional mail.

Registering is easy and only takes a few minutes (see instructions at right).

SOME COMMON CONCERNS:

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     What if I change my mind and want to receive investor materials through regular mail delivery again?

     If you decide you do not like receiving your reports electronically, it's a simple process to go back to regular mail delivery.

If your Nuveen Fund dividends and statements

COME FROM YOUR FINANCIAL ADVISOR OR BROKERAGE ACCOUNT,

follow the steps outlined below:

1    Go to
     www.investordelivery.com

2    Refer to the address sheet that accompanied this report. Enter the personal
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3    You'll be taken to a page with several options. Select the New
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4    Click Submit. Confirm the information you just entered is correct, then
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     back through these steps to make sure all the information is correct.

6 Use this same process if you need to change your registration information or cancel internet viewing.


If your Nuveen Fund dividends and statements

COME DIRECTLY TO YOU FROM NUVEEN,

follow the steps outlined below:

1    Go to
     www.nuveen.com

2 Select Access Your Account. Select the E-Report Enrollment section. Click on Enrollment Today.

3    You'll be taken to a screen that asks for your Social Security number and
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5    Use this same process if you need to change your registration information or cancel internet viewing.

                                                                  NUVEEN
                                                                     Investments


Must be preceded by or accompanied by a prospectus.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Dear Shareholder,

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]

     "I urge you to consider receiving future Fund reports and other Fund information through the Internet and by e-mail.... see the inside front cover of this report for step-by-step instructions."

Once again, I am pleased to write that during the period covered by this report your Nuveen Fund continued to meet its objective of providing attractive monthly income free from federal income taxes and, where applicable, state income taxes. Detailed information on your Fund's performance can be found in the Portfolio Managers' Comments and on the Fund Spotlight pages within this report. Please take the time to read them.

In addition to providing regular tax-free income, we believe that a municipal bond investment like your Nuveen Fund also may offer opportunities to reduce the risk of your overall investment portfolio. This is because the prices of municipal bonds may move differently than the prices of the common stocks or other investments you may own. Since one part of your portfolio may be going up when another is going down, portfolio diversification may reduce your overall risk. Your financial advisor can explain the advantages of portfolio diversification in more detail. I urge you to contact him or her soon for more information on this important investment strategy.

I also urge you to consider receiving future Fund reports and other Fund information through the Internet and by e-mail rather than in hard copy. Not only will you be able to receive the information faster, but this also may help lower your Fund's expenses. Sign up is quick and easy - see the inside front cover of this report for step-by-step instructions.

For more than 100 years, Nuveen has specialized in offering quality investments such as your Nuveen Fund to those seeking to accumulate and preserve wealth. Our commitment to careful research, constant surveillance and judicious trading by our seasoned portfolio management team has never been stronger. Our mission continues to be to assist you and your financial advisor by offering the investment solutions and services that can help you meet your financial objectives. We thank you for choosing us as a partner as you work toward that goal.

 Sincerely,

/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

April 14, 2003


                             Annual Report | Page 1

Nuveen Massachusetts Municipal Bond Fund
Nuveen Massachusetts Insured Municipal Bond Fund

Portfolio Managers' Comments

Portfolio managers Paul Brennan and Tom O'Shaughnessy examine economic and market conditions, key investment strategies, and the performance of the Funds. Paul, who has 11 years of investment experience, assumed management responsibility for the Nuveen Massachusetts Municipal Bond Fund earlier in 2003. Tom, with 20 years of investment experience, also began managing the Nuveen Massachusetts Insured Municipal Bond Fund in 2003.

Q. What was the general market environment during the reporting period?

A. Many investors, worried about the sluggish economy and stock market performance, continued to be attracted to municipal bonds during the recently concluded reporting period. As corporate profits remained weaker than many expected and investors became more concerned about the market impact of the situation in Iraq and the ongoing threat of terrorism, the equity market finished 2002 with its third straight year of negative performance. In contrast, many municipal bonds performed well thanks in part to interest rates falling to a four decade low, causing bond prices to rise.

Many municipal issuers took advantage of the low rate environment to issue relatively low-cost debt. Nationally, a record $357 billion of municipal bonds were offered in 2002 -- a 25 percent increase over the previous year's issuance. This trend was magnified in Massachusetts. The state saw more than $13 billion in new municipal bond supply during 2002, 40 percent more than 2001. This supply growth continued during the first two months of 2003, when Massachusetts issued $3.5 billion in municipal debt -- a 187 percent increase compared to the same time period in 2002.

The slow pace of the economic recovery was one major reason for the large-scale debt issuance. Massachusetts state and local governments faced sharply lower tax revenues and widening budget gaps. The state's fiscal year 2002 revenue decline, on a percentage basis, was one of the worst in the nation. To address that decline, the state was forced to draw down its reserves, limiting future flexibility to address fiscal challenges.

Q. How did the Funds perform during the twelve months ended February 28, 2003?

A. Both Funds' performance and the performance of relevant benchmarks are shown in the accompanying table on page 3.

For the measurement period, both Nuveen Funds reported total return performance essentially in line with their respective Lipper peer group averages, and modestly below the Lehman index. In both cases, the primary reason for the underperformance relative to the Lehman indexes can be traced to the Funds' durations. In a falling interest rate environment, as was the case during much of the

The views expressed reflect those of the portfolio managers and are subject to change at any time, based on market and other conditions.


                             Annual Report | Page 2

Class A Shares -
One-Year Total Return on NAV
as of 2/28/03
------------------------------------------------------------------
Nuveen Massachusetts Municipal Bond Fund/1/                  7.27%
Lipper Massachusetts Municipal Debt Funds/2/                 6.91%
Lehman Brothers Municipal Bond Index/3/                      7.67%
------------------------------------------------------------------
Nuveen Massachusetts Insured Municipal Bond Fund/1/          6.74%
Lipper Massachusetts Municipal Debt Funds/2/                 6.91%
Lehman Brothers Municipal Bond Index/3/                      7.67%
------------------------------------------------------------------

measurement period, a longer-duration fund or index would be expected to perform better than a shorter duration fund or index. As of February 28, 2003, the Nuveen Massachusetts Municipal Bond Fund had a duration of 7.20 and the Nuveen Massachusetts Insured Municipal Bond Fund had a duration of 6.17. This compares with a duration of 7.98 for the Lehman Brothers index.

Q. What strategies were underlying your management of the Funds during the reporting period?

A. In a generally falling interest rate environment we believed, in most cases, that it made little sense to sell bonds we already owned in order to purchase other securities with lower coupons.

As we made new purchases, we focused on adding long to intermediate-term bonds -- those due to mature in approximately 15 to 20 years -- because in our opinion they offered the best potential value for our shareholders. This was not a new strategy for us, but as the yield curve (the curve showing yields on bonds of varying maturities) steepened throughout the period, we believed the bonds in this maturity range became even more attractive.

In the non-insured Fund, one of our priorities was to enhance the portfolio's credit quality. During the twelve months ended February 28, 2003, the portfolio's weighting in AAA/U.S. Guaranteed municipal securities increased to 60 percent from 50 percent one year earlier. We also kept our eyes open for attractive opportunities with lower investment-grade ratings. When appropriate, we invested selectively in these types of bonds to provide extra yield.

In the insured Fund, we continued to focus on diversity by investing across a wide variety of industry sectors. Tax obligation bonds represented one third of the portfolio as of the end of the reporting period.

Q. What is your outlook for the Funds and the Massachusetts municipal market?

A. We don't know what will happen to interest rates in the short term. However, over the longer term, we believe that rates have more room to rise than to fall. As a result, we will continue to concentrate on the long-intermediate part of the yield curve. In our opinion, bonds maturing 15 to 20 years from now provide an attractive level of income -- given the current steepness of the yield curve -- yet carry less interest-rate risk than longer-term bonds.

1 Performance figures are for Class A shares at net asset value as of February 28, 2003. Current performance may be more or less than the performance shown.
2 Lipper peer group returns represent the average annualized total return of the 52 funds in the Lipper Massachusetts Municipal Debt Funds category for the 12 months ended February 28, 2003. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.
3 The Lehman Brothers Municipal Bond Index is composed of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.


                             Annual Report | Page 3

We will continue to focus on improving both portfolios' structure by modestly shortening their durations. This should make them less sensitive to any future upward movements in interest rates.

We will continue to closely monitor Massachusetts's economy and budget situation. In the near term, we expect the state to face continued fiscal challenges. If and when the national economy improves, we expect that Massachusetts's economy will follow suit. Economic improvement would likely generate increased tax revenues and relieve pressure on state and local budgets.

Municipal bonds have performed well in recent years. There's no guarantee this trend will continue, which is why we think it's worth reminding investors about the value of maintaining an appropriate balance in one's portfolio. As part of a well-balanced portfolio, we believe these Funds can continue to play an important role in helping Massachusetts investors achieve their financial objectives.

Nuveen Massachusetts Municipal Bond Fund
Growth of an Assumed $10,000 Investment/*/

[MOUNTAIN CHART APPEARS HERE]

Nuveen Massachusetts Municipal Bond Fund (Offer) $16,158
Nuveen Massachusetts Municipal Bond Fund (NAV) $16,866
Lehman Brothers Municipal Bond Index $18,626

                      Nuveen                   Nuveen
              Massachusetts Municipal   Massachusetts Municipal  Lehman Brothers
                    Bond Fund                Bond Fund           Municipal Bond
                 (Offer) $16,158           (NAV) $16,866         Index $18,626
Feb 93               $ 9,580                  $10,000               $10,000
Feb 95               $10,010                  $10,440               $10,450
Feb 97               $11,720                  $12,240               $12,590
Feb 99               $13,320                  $13,910               $14,720
Feb 01               $14,200                  $14,830               $16,160
Feb 03               $16,158                  $16,866               $18,626

Nuveen Massachusetts Insured Municipal Bond Fund
Growth of an Assumed $10,000 Investment/*/

[MOUNTAIN CHART APPEARS HERE]

Nuveen Massachusetts Insured Municipal Bond Fund (Offer) $15,891
Nuveen Massachusetts Insured Municipal Bond Fund (NAV) $16,588
Lehman Brothers Municipal Bond Index $18,626

                       Nuveen                   Nuveen
               Massachusetts Insured    Massachusetts Insured    Lehman Brothers
                Municipal Bond Fund      Municipal Bond Fund     Municipal Bond
                  (Offer) $15,891           (NAV) $16,588        Index $18,626
Feb 93                $ 9,580                  $10,000              $10,000
Feb 95                $10,200                  $10,650              $10,750
Feb 97                $11,630                  $12,140              $12,710
Feb 99                $13,090                  $13,660              $14,720
Feb 01                $14,090                  $14,710              $16,190
Feb 03                $15,891                  $16,588              $18,626

The graphs do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

*The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds from many different states, and does not reflect any initial or ongoing expenses. The Nuveen fund returns include reinvestment of all dividends and distributions and the fund returns at offer depicted in the charts reflect the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.


                             Annual Report | Page 4

Fund Spotlight as of 2/28/03            Nuveen Massachusetts Municipal Bond Fund

Quick Facts

                                         A Shares      B Shares      C Shares     R Shares
------------------------------------------------------------------------------------------
NAV                                         $9.98        $10.01         $9.92        $9.96
------------------------------------------------------------------------------------------
Latest Monthly Dividend/1/                $0.0375       $0.0315       $0.0330      $0.0390
------------------------------------------------------------------------------------------
Inception Date                               9/94          3/97         10/94        12/86
------------------------------------------------------------------------------------------


Average Annual Total Returns
as of 2/28/03/2/

A Shares                         NAV     Offer
----------------------------------------------
1-Year                          7.27%    2.74%
----------------------------------------------
5-Year                          4.96%    4.07%
----------------------------------------------
10-Year                         5.37%    4.92%
----------------------------------------------

B Shares                      w/o CDSC  w/CDSC
----------------------------------------------
1-Year                          6.58%    2.58%
----------------------------------------------
5-Year                          4.20%    4.04%
----------------------------------------------
10-Year                         4.76%    4.76%
----------------------------------------------

C Shares                         NAV
----------------------------------------------
1-Year                          6.73%
----------------------------------------------
5-Year                          4.41%
----------------------------------------------
10-Year                         4.70%
----------------------------------------------

R Shares                         NAV
----------------------------------------------
1-Year                          7.59%
----------------------------------------------
5-Year                          5.19%
----------------------------------------------
10-Year                         5.58%
----------------------------------------------


Tax-Free Yields

A Shares                         NAV     Offer
----------------------------------------------
Market Yield/3/                 4.51%    4.32%
----------------------------------------------
SEC 30-Day Yield                3.42%    3.28%
----------------------------------------------
Taxable-Equivalent Yield/4/     5.14%    4.93%
----------------------------------------------

B Shares                         NAV
----------------------------------------------
Market Yield/3/                 3.78%
----------------------------------------------
SEC 30-Day Yield                2.82%
----------------------------------------------
Taxable-Equivalent Yield/4/     4.24%
----------------------------------------------

C Shares                         NAV
----------------------------------------------
Market Yield/3/                 3.99%
----------------------------------------------
SEC 30-Day Yield                3.02%
-----------------------------------------------
Taxable-Equivalent Yield/4/     4.54%
----------------------------------------------

R Shares                         NAV
----------------------------------------------
Market Yield/3/                 4.70%
----------------------------------------------
SEC 30-Day Yield                3.77%
----------------------------------------------
Taxable-Equivalent Yield/4/     5.67%
----------------------------------------------


Average Annual Total Returns
as of 12/31/02/2/

A Shares                         NAV     Offer
----------------------------------------------
1-Year                          8.23%    3.71%
----------------------------------------------
5-Year                          4.94%    4.05%
----------------------------------------------
10-Year                         5.71%    5.26%
----------------------------------------------

B Shares                      w/o CDSC  w/CDSC
----------------------------------------------
1-Year                          7.31%    3.31%
----------------------------------------------
5-Year                          4.16%    4.00%
----------------------------------------------
10-Year                         5.09%    5.09%
----------------------------------------------

C Shares                         NAV
----------------------------------------------
1-Year                          7.69%
----------------------------------------------
5-Year                          4.39%
----------------------------------------------
10-Year                         5.03%
----------------------------------------------

R Shares                         NAV
----------------------------------------------
1-Year                          8.45%
----------------------------------------------
5-Year                          5.17%
----------------------------------------------
10-Year                         5.92%
----------------------------------------------


Bond Credit Quality/5/

[PIE CHART APPEARS HERE]

---------------------------------
AAA/U.S. Guaranteed           60%
---------------------------------
AA                            12%
---------------------------------
A                             11%
---------------------------------
BBB                           14%
---------------------------------
NR                             3%
---------------------------------


Top Five Sectors/5/

Healthcare                                 16%
----------------------------------------------
Tax Obligation/General                     16%
----------------------------------------------
U.S. Guaranteed                            14%
----------------------------------------------
Housing/Multifamily                        14%
----------------------------------------------
Education and Civic Organizations          11%
----------------------------------------------


Portfolio Statistics

Net Assets ($000)                     $106,031
----------------------------------------------
Average Effective Maturity (Years)       20.29
----------------------------------------------
Duration                                  7.20
----------------------------------------------


Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the Fund prospectus. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income generally is exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to federal alternative minimum tax. Capital gains, if any, are subject to tax.
1 Paid March 3, 2003. This is the latest monthly tax-exempt dividend declared during the period ended February 28, 2003.
2 Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.
3 The Market Yield is an investment's current annualized dividend divided by its current offering price while the SEC 30-Day Yield is a standardized measure of a fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.
4 Based on the SEC 30-Day Yield and a combined federal and state income tax rate of 33.5%.
5 As a percentage of total holdings as of February 28, 2003. Holdings are subject to change.


                             Annual Report | Page 5

Fund Spotlight as of 2/28/03    Nuveen Massachusetts Insured Municipal Bond Fund

Quick Facts

                                       A Shares       B Shares       C Shares     R Shares
NAV                                      $10.54         $10.55         $10.53       $10.56
------------------------------------------------------------------------------------------
Latest Monthly Dividend/1/              $0.0375        $0.0310        $0.0325      $0.0390
------------------------------------------------------------------------------------------
Latest Capital Gain/2/                  $0.0268        $0.0268        $0.0268      $0.0268
------------------------------------------------------------------------------------------
Inception Date                             9/94           3/97           9/94        12/86
------------------------------------------------------------------------------------------

Average Annual Total Returns
as of 2/28/03/3/

A Shares                         NAV     Offer
----------------------------------------------
1-Year                          6.74%    2.30%
----------------------------------------------
5-Year                          5.00%    4.11%
----------------------------------------------
10-Year                         5.19%    4.74%
----------------------------------------------

B Shares                     w/o CDSC   w/CDSC
----------------------------------------------
1-Year                          5.94%    1.94%
----------------------------------------------
5-Year                          4.22%    4.05%
----------------------------------------------
10-Year                         4.59%    4.59%
----------------------------------------------

C Shares                         NAV
----------------------------------------------
1-Year                          6.14%
----------------------------------------------
5-Year                          4.44%
----------------------------------------------
10-Year                         4.54%
----------------------------------------------

R Shares                         NAV
----------------------------------------------
1-Year                          6.91%
----------------------------------------------
5-Year                          5.21%
----------------------------------------------
10-Year                         5.43%
----------------------------------------------

Tax-Free Yields

A Shares                         NAV     Offer
----------------------------------------------
Market Yield/4/                 4.27%    4.09%
----------------------------------------------
SEC 30-Day Yield                3.19%    3.06%
----------------------------------------------
Taxable-Equivalent Yield/5/     4.80%    4.60%
----------------------------------------------

B Shares                         NAV
----------------------------------------------
Market Yield4                   3.53%
----------------------------------------------
SEC 30-Day Yield                2.59%
----------------------------------------------
Taxable-Equivalent Yield/5/     3.89%
----------------------------------------------

C Shares                         NAV
----------------------------------------------
Market Yield/4/                 3.70%
----------------------------------------------
SEC 30-Day Yield                2.79%
----------------------------------------------
Taxable-Equivalent Yield/5/     4.20%
----------------------------------------------

R Shares                         NAV
----------------------------------------------
Market Yield/4/                 4.43%
----------------------------------------------
SEC 30-Day Yield                3.53%
----------------------------------------------
Taxable-Equivalent Yield5       5.31%
----------------------------------------------

Average Annual Total Returns
as of 12/31/02/3/

A Shares                         NAV     Offer
----------------------------------------------
1-Year                          8.72%    4.11%
----------------------------------------------
5-Year                          5.02%    4.13%
----------------------------------------------
10-Year                         5.62%    5.17%
----------------------------------------------

B Shares                      w/o CDSC  w/CDSC
----------------------------------------------
1-Year                          7.90%    3.90%
----------------------------------------------
5-Year                          4.25%    4.08%
----------------------------------------------
10-Year                         5.02%    5.02%
----------------------------------------------

C Shares                         NAV
----------------------------------------------
1-Year                          8.10%
----------------------------------------------
5-Year                          4.46%
----------------------------------------------
10-Year                         4.96%
----------------------------------------------

R Shares                         NAV
----------------------------------------------
1-Year                          8.89%
----------------------------------------------
5-Year                          5.24%
----------------------------------------------
10-Year                         5.86%
----------------------------------------------

Bond Credit Quality/6/

[PIE CHART APPEARS HERE]

Insured                                    92%
----------------------------------------------
Insured/U.S. Guaranteed                     6%
----------------------------------------------
U.S. Guaranteed                             2%
----------------------------------------------

The Fund features a portfolio of primarily investment-grade, long-term municipal securities. These securities are covered by insurance, guaranteeing the timely payment of principal and interest, or by an escrow or trust account containing enough U.S. government or U.S. government agency securities to ensure timely payment of principal and interest.


Top Five Sectors/6/

Tax Obligation/General                     33%
----------------------------------------------
Housing/Multifamily                        19%
----------------------------------------------
Education and Civic Organizations          11%
----------------------------------------------
Healthcare                                 10%
----------------------------------------------
U.S. Guaranteed                             8%
----------------------------------------------

Portfolio Statistics

Net Assets ($000)                      $99,005
----------------------------------------------
Average Effective Maturity (Years)       20.46
----------------------------------------------
Duration                                  6.17
----------------------------------------------

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the Fund prospectus. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income generally is exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to federal alternative minimum tax. Capital gains, if any, are subject to tax.

1 Paid March 3, 2003. This is the latest monthly tax-exempt dividend declared during the period ended February 28, 2003.
2 Paid December 2, 2002. Capital gains and/or ordinary income distributions are subject to federal taxation.
3 Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.
4 The Market Yield is an investment's current annualized dividend divided by its current offering price while the SEC 30-Day Yield is a standardized measure of a fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.
5 Based on the SEC 30-Day Yield and a combined federal and state income tax rate of 33.5%.
6 As a percentage of total holdings as of February 28, 2003. Holdings are subject to change. Insurance or escrow does not guarantee the market value of municipal securities or the value of the Fund's shares.


                             Annual Report | Page 6

Portfolio of Investments
NUVEEN MASSACHUSETTS MUNICIPAL BOND FUND
February 28, 2003


   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Consumer Discretionary - 1.4%

    $  1,500 Boston Industrial Development Financing Authority,            9/12 at 102.00      Baa3 $     1,476,075
              Massachusetts, Senior Revenue Bonds, Crosstown Center
              Project, Series 2002, 6.500%, 9/01/35 (Alternative Minimum
              Tax)
-------------------------------------------------------------------------------------------------------------------
             Consumer Staples - 0.9%

       1,000 Children's Trust Fund, Puerto Rico, Tobacco Settlement        5/12 at 100.00        A1         991,060
              Asset-Backed Bonds, Series 2002 Refunding, 5.375%, 5/15/33
-------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 9.4%

       1,000 Massachusetts Educational Financing Authority, Educational    1/12 at 100.00       AAA       1,064,990
              Loan Revenue Bonds, 2002 Series E, 5.000%, 1/01/13
              (Alternative Minimum Tax) - AMBAC Insured

       3,000 Massachusetts Development Finance Agency, Revenue Bonds,      3/09 at 101.00         A       3,037,740
              Curry College Issue, 1999 Series A, 5.500%, 3/01/29 - ACA
              Insured

       2,000 Massachusetts Development Finance Agency, Revenue Bonds,      1/10 at 101.00       BBB       2,145,420
              Massachusetts College of Pharmacy and Allied Health
              Sciences Issue, 1999 Series B, 6.625%, 7/01/20

       1,000 Massachusetts Health and Educational Facilities Authority,      No Opt. Call       AA-       1,138,690
              Revenue Bonds, Boston College Issue, Series K, 5.375%,
              6/01/14

          30 Massachusetts Health and Educational Facilities Authority,    7/03 at 100.00       AAA          30,433
              Revenue Bonds, Boston College Issue, Series J, 6.625%,
              7/01/21 - FGIC Insured

       2,290 Massachusetts Industrial Finance Agency, Revenue Bonds,       7/05 at 102.00       AAA       2,569,380
              Lesley College Project, Series 1995A, 6.300%, 7/01/25 -
              CONNIE LEE Insured
-------------------------------------------------------------------------------------------------------------------
             Healthcare - 16.1%

       1,000 Massachusetts Health and Educational Facilities Authority,    7/03 at 102.00       AAA       1,032,110
              Revenue Bonds, Lahey Clinic Medical Center Issue, Series
              B, 5.625%, 7/01/15 - MBIA Insured

       1,500 Massachusetts Health and Educational Facilities Authority,    7/08 at 101.00       AAA       1,471,080
              Revenue Bonds, Harvard Pilgrim Health Care Issue, Series
              A, 4.750%, 7/01/22 - FSA Insured

       3,000 Massachusetts Health and Educational Facilities Authority,    7/10 at 101.00       BBB       3,140,640
              Revenue Bonds, Winchester Hospital Issue, Series E,
              6.750%, 7/01/30

         600 Massachusetts Health and Educational Facilities Authority,    5/12 at 100.00       AAA         642,240
              Revenue Bonds, New England Medical Center Hospitals,
              Series 2002H, 5.375%, 5/15/19 - FGIC Insured

       2,785 Massachusetts Health and Educational Facilities Authority,    7/11 at 101.00       AA-       2,929,625
              Revenue Bonds, Partners HealthCare System Issue, Series C,
              5.750%, 7/01/32

       1,710 Massachusetts Health and Educational Facilities Authority,    7/08 at 102.00       AAA       1,726,108
              Revenue Bonds, Caregroup Issue, Series A, 5.000%, 7/01/25
              - MBIA Insured

       3,000 Massachusetts Health and Educational Facilities Authority,   11/11 at 101.00        AA       3,054,900
              Revenue Bonds, Cape Cod Health Care Inc., Series 2001C,
              5.250%, 11/15/31 - RAAI Insured

       1,000 Massachusetts Health and Educational Facilities Authority,    1/12 at 101.00        A-       1,036,620
              Revenue Bonds, Covenant Health Systems Obligated Group,
              Series 2002, 6.000%, 7/01/31

       1,000 Massachusetts Health and Educational Facilities Authority,    8/12 at 100.00       AAA       1,047,310
              Revenue Bonds, Dartmouth-Hitchcock Obligated Group, Series
              2002, 5.125%, 8/01/22 - FSA Insured

       1,000 Massachusetts Health and Educational Facilities Authority,    7/12 at 101.00       BBB         995,230
              Revenue Bonds, Caritas Christi Obligated Group, Series
              2002B, 6.250%, 7/01/22
-------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 14.0%

         880 Boston-Mount Pleasant Housing Development Corporation,        8/03 at 101.00       AAA         898,656
              Massachusetts, Multifamily Housing Refunding Revenue
              Bonds, Series 1992A, 6.750%, 8/01/23

       1,115 Framingham Housing Authority, Massachusetts, Refunding        8/10 at 105.00       AAA       1,250,762
              Revenue Bonds, GNMA Collateralized - Beaver Terrace
              Apartments Project, Series 2000A, 6.350%, 2/20/32

       2,970 Massachusetts Development Finance Agency, Assisted Living    12/09 at 102.00       N/R       2,996,611
              Revenue Bonds, Prospect House Apartments, Series 1999,
              7.000%, 12/01/31

       2,000 Massachusetts Development Finance Agency, GNMA                6/11 at 105.00       AAA       2,248,960
              Collateralized Assisted Living Facility Revenue Bonds,
              Haskell House on Parker Hill Project, Series 2000A,
              6.500%, 12/20/41 (Alternative Minimum Tax)

----
7

Portfolio of Investments
NUVEEN MASSACHUSETTS MUNICIPAL BOND FUND (continued)
February 28, 2003

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily (continued)

    $  3,700 Massachusetts Housing Finance Agency, Housing Project         4/03 at 102.00        A+ $     3,777,441
              Revenue Bonds, 1993 Series A Refunding, 6.375%, 4/01/21

       1,000 Massachusetts Industrial Finance Agency, FHA-Insured          1/08 at 102.00       AAA       1,072,150
              Mortgage Loan Bonds, Hudner Associates Projects, Series
              1997, 5.650%, 1/01/22 - MBIA Insured

       2,500 Massachusetts Housing Finance Agency, Rental Housing          7/12 at 100.00       AAA       2,594,100
              Mortgage Revenue Bonds, 2002 Series C, 5.500%, 7/01/32
              (Alternative Minimum Tax) - FSA Insured
-------------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 1.9%

       1,920 Massachusetts Housing Finance Agency, Single Family Housing   6/10 at 100.00        AA       1,965,619
              Revenue Bonds, Series 84, 5.550%, 12/01/31 (Alternative
              Minimum Tax)
-------------------------------------------------------------------------------------------------------------------
             Long-Term Care - 11.1%

       1,790 Massachusetts Development Finance Agency, Revenue Bonds,      9/09 at 102.00        AA       1,903,128
              May Institute Issue, Series 1999, 5.750%, 9/01/24 - RAAI
              Insured

       2,900 Massachusetts Development Finance Agency, Revenue Bonds,      8/09 at 101.00         A       3,086,905
              Northern Berkshire Community Services, Inc. Issue, 1999
              Series A, 6.250%, 8/15/29 - ACA Insured

         885 Massachusetts Health and Educational Facilities Authority,    7/03 at 102.00       AAA         913,727
              Revenue Bonds, Cable Housing and Health Services Issue,
              Series A, 5.625%, 7/01/13 - MBIA Insured

         335 Massachusetts Industrial Finance Agency, Assisted Living      8/08 at 105.00       AAA         368,584
              Facility Revenue Bonds, TNG Draper Place Project, Series
              1998, GNMA Collateralized, 5.400%, 8/20/12 (Alternative
              Minimum Tax)

       2,020 Massachusetts Industrial Finance Agency, Assisted Living      6/09 at 102.00       AAA       2,081,469
              Facility Revenue Bonds, The Arbors at Taunton Project,
              Series 1999, GNMA Collateralized, 5.500%, 6/20/40
              (Alternative Minimum Tax)

       2,500 Massachusetts Industrial Finance Agency, Healthcare           5/07 at 102.00       A-1       2,517,425
              Facilities Revenue Bonds, Series 1997B, Jewish Geriatric
              Services Inc. Obligated Group, 5.500%, 5/15/27

         810 Massachusetts Industrial Finance Agency, Revenue Bonds,       2/06 at 102.00       AAA         856,802
              Heights Crossing Limited Partnership Issue, FHA-Insured
              Project, Series 1995, 6.000%, 2/01/15 (Alternative Minimum
              Tax)
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 15.5%

       1,090 Town of Brookline, Massachusetts, General Obligation Bonds,   4/10 at 101.00       Aaa       1,207,022
              Series 2000, 5.375%, 4/01/17

       1,000 Erving, Massachusetts, General Obligation Bonds, Series       6/12 at 101.00       BBB       1,060,290
              2002, 5.500%, 6/15/16

       1,000 Fall River, Massachusetts, General Obligation Bonds, Series   2/13 at 101.00       AAA       1,052,010
              2003, 5.000%, 2/01/21 - FSA Insured

       1,145 Falmouth, Massachusetts, General Obligation Bonds, Series     2/12 at 101.00        AA       1,222,036
              2002, 5.000%, 2/01/19

         750 City of Holyoke, Massachusetts, General Obligation            5/03 at 102.00      BBB+         771,803
              Refunding Bonds, 7.000%, 11/01/08

       1,335 Marlborough, Massachusetts, General Obligation Bonds,         6/09 at 101.00       Aaa       1,417,236
              Series 1999, 5.125%, 6/15/19 - FGIC Insured

       2,500 Massachusetts Bay Transportation Authority, General             No Opt. Call       AAA       3,230,375
              Transportation System Bonds, 1991 Series A, 7.000%, 3/01/21

         600 Massachusetts Bay Transportation Authority, General           3/07 at 101.00        AA         607,194
              Transportation System Bonds, 1997 Series D, 5.000%, 3/01/27

       2,625 Commonwealth of Massachusetts, General Obligation Bonds,     11/11 at 100.00       AAA       2,746,065
              Consolidated Loan of 2001, Series D, 5.000%, 11/01/20 -
              MBIA Insured

       1,490 Northbridge, Massachusetts, General Obligation Bonds,         2/12 at 101.00       AAA       1,629,553
              Series 2002, 5.250%, 2/15/18 - AMBAC Insured

       1,415 Springfield, Massachusetts, General Obligation Bonds,         1/13 at 100.00       AAA       1,489,019
              Series 2003, State-Qualified, 5.250%, 1/15/23 - MBIA
              Insured (WI, settling 3/06/03)
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 2.5%

         680 Martha's Vineyard, Massachusetts, Land Bank Revenue Bonds,    5/13 at 100.00       AAA         691,458
              Series 2002, 5.000%, 5/01/32 - AMBAC Insured

         760 Massachusetts Industrial Finance Agency, Library Revenue      1/05 at 102.00       AAA         853,624
              Bonds, Malden Public Library Project, Series 1994, 7.250%,
              1/01/15 - MBIA Insured

       1,000 State of Massachusetts, Special Obligation Revenue Bonds,     6/12 at 100.00       AAA       1,090,500
              2002 Series A Refunding, 5.375%, 6/01/19 - FGIC Insured

----
8

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Transportation - 5.6%

    $  1,950 Massachusetts Port Authority, Special Facilities Revenue      1/11 at 101.00       AAA $     1,913,906
              Bonds, Delta Air Lines Inc. Project, Series 2001A, 5.000%,
              1/01/27 (Alternative Minimum Tax) - AMBAC Insured

             Massachusetts Turnpike Authority, Metropolitan Highway
             System Revenue Bonds, 1997 Series A (Senior):
      10,000  0.000%, 1/01/29 - MBIA Insured                                 No Opt. Call       AAA       2,673,900
       1,320  5.000%, 1/01/37 - MBIA Insured                               1/07 at 102.00       AAA       1,324,224
-------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 14.0%

         490 Town of Barnstable, Massachusetts, General Obligation         9/04 at 102.00     AA***         534,286
              Bonds, 5.750%, 9/15/14 (Pre-refunded to 9/15/04)

         250 Massachusetts Bay Transportation Authority, Certificates of  12/06 at 100.00     A+***         306,095
              Participation, Series 1988, 7.800%, 1/15/14 (Pre-refunded
              to 12/22/06)

       1,250 Commonwealth of Massachusetts, General Obligation Bonds,      2/10 at 101.00       AAA       1,482,025
              Consolidated Loan, Series 2000A, 6.000%, 2/01/14
              (Pre-refunded to 2/01/10)

       2,000 Massachusetts Health and Educational Facilities Authority,      No Opt. Call       AAA       2,199,580
              Revenue Bonds, Malden Hospital Issue (FHA-Insured
              Project), Series A, 5.000%, 8/01/16

         700 Massachusetts Health and Educational Facilities Authority,    7/06 at 100.00       Aaa         755,384
              Revenue Bonds, Daughters of Charity National Health System
              - Carney Hospital, Series D, 6.100%, 7/01/14 (Pre-refunded to 7/01/06)

       1,000 Massachusetts Housing Finance Agency, Residential             5/03 at 102.00       AAA       1,030,980
              Development Bonds, 1992 Series E, Section 8 Assisted,
              6.250%, 11/15/14 (Pre-refunded to 5/15/03)

       1,000 Massachusetts Housing Finance Agency, Residential             5/03 at 101.00       AAA       1,022,330
              Development Bonds, 1992 Series D, 6.875%, 11/15/21
              (Pre-refunded to 5/15/03)

       2,500 Massachusetts Health and Educational Facilities Authority,    2/04 at 102.00    Aa2***       2,667,725
              Revenue Refunding Bonds, Youville Hospital Issue,
              FHA-Insured Project, Series B, 6.000%, 2/15/25
              (Pre-refunded to 2/15/04)

       3,285 Massachusetts Health and Educational Facilities Authority,    2/07 at 102.00    Aa2***       3,878,632
              Revenue Refunding Bonds, Youville Hospital Issue,
              FHA-Insured Project, Series A, 6.250%, 2/15/41
              (Pre-refunded to 2/15/07)

         635 Massachusetts Port Authority, Revenue Bonds, Series 1982,     7/03 at 100.00       AAA         991,489
              13.000%, 7/01/13
-------------------------------------------------------------------------------------------------------------------
             Utilities - 5.7%

       1,000 Massachusetts Development Finance Agency, Resource Recovery   1/12 at 101.00       AAA       1,110,810
              Revenue Bonds, SEMASS System, 2001 Series A, 5.625%,
              1/01/16 - MBIA Insured

       5,420 Massachusetts Industrial Finance Agency, Resource Recovery   12/08 at 102.00       BBB       4,969,815
              Revenue Refunding Bonds, Ogden Haverhill Project, Series
              1998A, 5.600%, 12/01/19 (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------
    $105,930 Total Long-Term Investments (cost $98,167,535) - 98.1%                                     103,991,356
-------------------------------------------------------------------------------------------------------------------
------------
             Short-Term Investments - 1.9%

       2,000 Massachusetts Health and Educational Facilities Authority,                      VMIG-1       2,000,000
              Revenue Bonds, Wellesley College, Variable Rate Demand
              Obligations, Series 1999G, 1.050%, 7/01/39+
-------------------------------------------------------------------------------------------------------------------
    $  2,000 Total Short-Term Investments (cost $2,000,000)                                               2,000,000
-------------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 0.0%                                                            39,432

             -----------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                      $   106,030,788

             -----------------------------------------------------------------------------------------------------

           * Optional Call Provisions (not covered by the report of independent accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent accountants):
              Using the higher of Standard & Poor's or Moody's rating.
          *** Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
          N/R Investment is not rated.
          (WI)Security purchased on a when-issued basis.
           + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                See accompanying notes to financial statements.

----
9

Portfolio of Investments
NUVEEN MASSACHUSETTS INSURED MUNICIPAL BOND FUND
February 28, 2003


   Principal
Amount (000) Description
-------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 10.8%

    $  2,000 Massachusetts Educational Financing Authority, Educational Loan Revenue Bonds, 2002 Series E,
              5.000%, 1/01/13 (Alternative Minimum Tax) - AMBAC Insured

          30 Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Boston College Issue,
              Series J, 6.625%, 7/01/21 - FGIC Insured

       1,300 Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Brandeis University Issue,
              Series I, 4.750%, 10/01/28 - MBIA Insured

       2,000 Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Northeastern University
              Issue, Series I, 5.000%, 10/01/29 - MBIA Insured

       1,000 Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Worcester City Campus
              Corporation Issue, University of Massachusetts Project, Series C, 5.500%, 10/01/18 - MBIA Insured

       1,000 Massachusetts Industrial Finance Agency, Revenue Bonds, College of the Holy Cross, Series 1996,
              5.500%, 3/01/20 - MBIA Insured

         420 Massachusetts Industrial Finance Agency, Revenue Bonds, Babson College Issue, Series 1995A,
              5.800%, 10/01/10 - MBIA Insured

       2,470 Massachusetts Industrial Finance Agency, Revenue Bonds, Western New England College Issue,
              Series 1998, 5.000%, 7/01/28 - AMBAC Insured
-------------------------------------------------------------------------------------------------------------------
             Healthcare - 9.5%

       1,700 Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Lahey Clinic Medical
              Center Issue, Series B, 5.625%, 7/01/15 - MBIA Insured

       1,000 Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Baystate Medical Center
              Issue, Series E, 6.000%, 7/01/26 - FSA Insured

          55 Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Capital Asset Program,
              Series G2, 7.200%, 7/01/09 - MBIA Insured

         505 Massachusetts Health and Educational Facilities Authority, Revenue Bonds, South Shore Hospital Issue,
              Series D, 6.500%, 7/01/22 - MBIA Insured

         600 Massachusetts Health and Educational Facilities Authority, Revenue Bonds, New England Medical
              Center Hospitals, Series 2002H, 5.375%, 5/15/19 - FGIC Insured

       1,705 Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Caregroup Issue, Series A,
              5.000%, 7/01/25 - MBIA Insured

       1,000 Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Dartmouth-Hitchcock
              Obligated Group, Series 2002, 5.125%, 8/01/22 - FSA Insured

       2,290 Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing
              Authority, Hospital Revenue Bonds, 1995 Series A (Hospital Auxilio Mutuo Obligated Group Project),
              6.250%, 7/01/16 - MBIA Insured
-------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 18.1%

       2,500 Massachusetts Development Finance Agency, Revenue Bonds, Series 2000A, GNMA Collateralized -
              VOA Concord Assisted Living, Inc. Project), 6.900%, 10/20/41

       2,800 Massachusetts Development Finance Agency, GNMA Collateralized Assisted Living Facility Revenue
              Bonds, Haskell House on Parker Hill Project, Series 2000A, 6.500%, 12/20/41 (Alternative Minimum
              Tax)

       2,500 Massachusetts Development Finance Agency, Assisted Living Facility Revenue Bonds, The Arbors at
              Chicopee Project, GNMA Collateralized, Series 2001A, 6.250%, 9/20/42 (Alternative Minimum Tax)

       1,500 Massachusetts Housing Finance Agency, Housing Development Revenue Bonds, 1998 Series A,
              5.375%, 6/01/16 (Alternative Minimum Tax) - MBIA Insured

         180 Massachusetts Housing Finance Agency, Housing Revenue Bonds, 1989 Series A, 7.600%, 12/01/16 -
              MBIA Insured

       1,000 Massachusetts Housing Finance Agency, Rental Housing Mortgage Revenue Bonds, 1997 Series C,
              5.625%, 7/01/40 (Alternative Minimum Tax) - AMBAC Insured

                                                                                                        Optional Call
Description                                                                                               Provisions* Ratings**
--------------------------------------------------------------------------------------------------------------------------------
Education and Civic Organizations - 10.8%

Massachusetts Educational Financing Authority, Educational Loan Revenue Bonds, 2002 Series E,          1/12 at 100.00       AAA
 5.000%, 1/01/13 (Alternative Minimum Tax) - AMBAC Insured

Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Boston College Issue,        7/03 at 100.00       AAA
 Series J, 6.625%, 7/01/21 - FGIC Insured

Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Brandeis University Issue,  10/08 at 101.00       AAA
 Series I, 4.750%, 10/01/28 - MBIA Insured

Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Northeastern University     10/09 at 101.00       AAA
 Issue, Series I, 5.000%, 10/01/29 - MBIA Insured

Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Worcester City Campus       10/12 at 100.00       AAA
 Corporation Issue, University of Massachusetts Project, Series C, 5.500%, 10/01/18 - MBIA Insured

Massachusetts Industrial Finance Agency, Revenue Bonds, College of the Holy Cross, Series 1996,        3/06 at 102.00       AAA
 5.500%, 3/01/20 - MBIA Insured

Massachusetts Industrial Finance Agency, Revenue Bonds, Babson College Issue, Series 1995A,           10/05 at 102.00       AAA
 5.800%, 10/01/10 - MBIA Insured

Massachusetts Industrial Finance Agency, Revenue Bonds, Western New England College Issue,             7/08 at 102.00       AAA
 Series 1998, 5.000%, 7/01/28 - AMBAC Insured
--------------------------------------------------------------------------------------------------------------------------------
Healthcare - 9.5%

Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Lahey Clinic Medical         7/03 at 102.00       AAA
 Center Issue, Series B, 5.625%, 7/01/15 - MBIA Insured

Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Baystate Medical Center      7/06 at 102.00       AAA
 Issue, Series E, 6.000%, 7/01/26 - FSA Insured

Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Capital Asset Program,       7/03 at 100.00       AAA
 Series G2, 7.200%, 7/01/09 - MBIA Insured

Massachusetts Health and Educational Facilities Authority, Revenue Bonds, South Shore Hospital Issue,  7/03 at 101.00       AAA
 Series D, 6.500%, 7/01/22 - MBIA Insured

Massachusetts Health and Educational Facilities Authority, Revenue Bonds, New England Medical          5/12 at 100.00       AAA
 Center Hospitals, Series 2002H, 5.375%, 5/15/19 - FGIC Insured

Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Caregroup Issue, Series A,   7/08 at 102.00       AAA
 5.000%, 7/01/25 - MBIA Insured

Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Dartmouth-Hitchcock          8/12 at 100.00       AAA
 Obligated Group, Series 2002, 5.125%, 8/01/22 - FSA Insured

Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing   1/05 at 102.00       AAA
 Authority, Hospital Revenue Bonds, 1995 Series A (Hospital Auxilio Mutuo Obligated Group Project),
 6.250%, 7/01/16 - MBIA Insured
--------------------------------------------------------------------------------------------------------------------------------
Housing/Multifamily - 18.1%

Massachusetts Development Finance Agency, Revenue Bonds, Series 2000A, GNMA Collateralized -          10/11 at 105.00       AAA
 VOA Concord Assisted Living, Inc. Project), 6.900%, 10/20/41

Massachusetts Development Finance Agency, GNMA Collateralized Assisted Living Facility Revenue         6/11 at 105.00       AAA
 Bonds, Haskell House on Parker Hill Project, Series 2000A, 6.500%, 12/20/41 (Alternative Minimum
 Tax)

Massachusetts Development Finance Agency, Assisted Living Facility Revenue Bonds, The Arbors at        3/12 at 105.00       AAA
 Chicopee Project, GNMA Collateralized, Series 2001A, 6.250%, 9/20/42 (Alternative Minimum Tax)

Massachusetts Housing Finance Agency, Housing Development Revenue Bonds, 1998 Series A,                6/08 at 101.00       AAA
 5.375%, 6/01/16 (Alternative Minimum Tax) - MBIA Insured

Massachusetts Housing Finance Agency, Housing Revenue Bonds, 1989 Series A, 7.600%, 12/01/16 -         6/03 at 100.00       AAA
 MBIA Insured

Massachusetts Housing Finance Agency, Rental Housing Mortgage Revenue Bonds, 1997 Series C,            7/07 at 101.00       AAA
 5.625%, 7/01/40 (Alternative Minimum Tax) - AMBAC Insured

                                                                                                          Market
Description                                                                                                Value
----------------------------------------------------------------------------------------------------------------
Education and Civic Organizations - 10.8%

Massachusetts Educational Financing Authority, Educational Loan Revenue Bonds, 2002 Series E,         $2,129,980
 5.000%, 1/01/13 (Alternative Minimum Tax) - AMBAC Insured

Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Boston College Issue,           30,433
 Series J, 6.625%, 7/01/21 - FGIC Insured

Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Brandeis University Issue,   1,301,508
 Series I, 4.750%, 10/01/28 - MBIA Insured

Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Northeastern University      2,038,380
 Issue, Series I, 5.000%, 10/01/29 - MBIA Insured

Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Worcester City Campus        1,116,370
 Corporation Issue, University of Massachusetts Project, Series C, 5.500%, 10/01/18 - MBIA Insured

Massachusetts Industrial Finance Agency, Revenue Bonds, College of the Holy Cross, Series 1996,        1,089,230
 5.500%, 3/01/20 - MBIA Insured

Massachusetts Industrial Finance Agency, Revenue Bonds, Babson College Issue, Series 1995A,              472,349
 5.800%, 10/01/10 - MBIA Insured

Massachusetts Industrial Finance Agency, Revenue Bonds, Western New England College Issue,             2,508,507
 Series 1998, 5.000%, 7/01/28 - AMBAC Insured
----------------------------------------------------------------------------------------------------------------
Healthcare - 9.5%

Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Lahey Clinic Medical         1,754,587
 Center Issue, Series B, 5.625%, 7/01/15 - MBIA Insured

Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Baystate Medical Center      1,115,290
 Issue, Series E, 6.000%, 7/01/26 - FSA Insured

Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Capital Asset Program,          56,045
 Series G2, 7.200%, 7/01/09 - MBIA Insured

Massachusetts Health and Educational Facilities Authority, Revenue Bonds, South Shore Hospital Issue,    517,075
 Series D, 6.500%, 7/01/22 - MBIA Insured

Massachusetts Health and Educational Facilities Authority, Revenue Bonds, New England Medical            642,240
 Center Hospitals, Series 2002H, 5.375%, 5/15/19 - FGIC Insured

Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Caregroup Issue, Series A,   1,721,061
 5.000%, 7/01/25 - MBIA Insured

Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Dartmouth-Hitchcock          1,047,310
 Obligated Group, Series 2002, 5.125%, 8/01/22 - FSA Insured

Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing   2,517,374
 Authority, Hospital Revenue Bonds, 1995 Series A (Hospital Auxilio Mutuo Obligated Group Project),
 6.250%, 7/01/16 - MBIA Insured
----------------------------------------------------------------------------------------------------------------
Housing/Multifamily - 18.1%

Massachusetts Development Finance Agency, Revenue Bonds, Series 2000A, GNMA Collateralized -           2,905,625
 VOA Concord Assisted Living, Inc. Project), 6.900%, 10/20/41

Massachusetts Development Finance Agency, GNMA Collateralized Assisted Living Facility Revenue         3,148,544
 Bonds, Haskell House on Parker Hill Project, Series 2000A, 6.500%, 12/20/41 (Alternative Minimum
 Tax)

Massachusetts Development Finance Agency, Assisted Living Facility Revenue Bonds, The Arbors at        2,726,200
 Chicopee Project, GNMA Collateralized, Series 2001A, 6.250%, 9/20/42 (Alternative Minimum Tax)

Massachusetts Housing Finance Agency, Housing Development Revenue Bonds, 1998 Series A,                1,566,165
 5.375%, 6/01/16 (Alternative Minimum Tax) - MBIA Insured

Massachusetts Housing Finance Agency, Housing Revenue Bonds, 1989 Series A, 7.600%, 12/01/16 -           180,950
 MBIA Insured

Massachusetts Housing Finance Agency, Rental Housing Mortgage Revenue Bonds, 1997 Series C,            1,021,280
 5.625%, 7/01/40 (Alternative Minimum Tax) - AMBAC Insured

----
10

   Principal                                                                                                      Optional Call
Amount (000) Description                                                                                            Provisions*
--------------------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily (continued)

    $  2,850 Massachusetts Housing Finance Agency, Rental Housing Mortgage Revenue Bonds, 1995 Series A          1/05 at 102.00
              (FHA-Insured Mortgage Loans), 7.350%, 1/01/35 (Alternative Minimum Tax) - AMBAC Insured

         640 Massachusetts Industrial Finance Agency, FHA-Insured Mortgage Loan Bonds, Hudner Associates         1/08 at 102.00
              Projects, Series 1997, 5.650%, 1/01/22 - MBIA Insured

       2,575 Somerville Housing Authority, Massachusetts, Mortgage Revenue Bonds, Clarendon Hill Towers          5/12 at 103.00
              Project, GNMA Collateralized, Series 2002 Refunding, 5.200%, 11/20/22
--------------------------------------------------------------------------------------------------------------------------------
             Long-Term Care - 3.4%

       3,185 Massachusetts Industrial Finance Agency, Assisted Living Facility Revenue Bonds, The Arbors at     12/07 at 102.00
              Amherst Project, Series 1997, GNMA Collateralized, 5.950%, 6/20/39 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 31.8%

       2,500 Amherst-Pelham Regional School District, Massachusetts, General Obligation Bonds, Series 1998,      5/08 at 101.00
              5.125%, 5/15/18 - AMBAC Insured

       1,000 City of Lawrence, Massachusetts, General Obligation Bonds, Series 2001, 5.000%, 2/01/21 - AMBAC     2/11 at 100.00
              Insured

             Commonwealth of Massachusetts, General Obligation Bonds, Consolidated Loan of 2001, Series D:
       3,000  6.000%, 11/01/13 - MBIA Insured                                                                      No Opt. Call
       3,000  5.000%, 11/01/20 - MBIA Insured                                                                   11/11 at 100.00

       1,500 Town of Monson, Massachusetts, General Obligation, Bank-Qualified Unlimited Tax, School Refunding     No Opt. Call
              Bonds, 5.500%, 10/15/10 - MBIA Insured

         985 Town of Monson, Massachusetts, General Obligation Bonds, Series 2002, 5.250%, 5/15/22 - AMBAC       5/12 at 101.00
              Insured

         190 Town of Northfield, Massachusetts, General Obligation Bonds, Municipal Purpose Loan of 1992, Bank-  4/03 at 102.00
              Qualified, 6.350%, 10/15/09 - MBIA Insured

       1,230 Pioneer Valley Regional School District, Massachusetts, General Obligation Bonds, Series 2002,      6/12 at 101.00
              5.375%, 6/15/19 - AMBAC Insured

       3,000 Commonwealth of Puerto Rico, Public Improvement Refunding Bonds, General Obligation Bonds,            No Opt. Call
              Series 1997, 6.500%, 7/01/15 - MBIA Insured

         420 Springfield, Massachusetts, General Obligation Bonds, Series 2001, 5.000%, 8/01/18 - FGIC Insured   8/11 at 101.00

             Springfield, Massachusetts, General Obligation Bonds, Series 2003, State-Qualified:
       2,000  5.250%, 1/15/21 - MBIA Insured (WI, settling 3/06/03)                                              1/13 at 100.00
         810  5.250%, 1/15/22 - MBIA Insured (WI, settling 3/06/03)                                              1/13 at 100.00

       2,575 Tantasqua Regional School District, Massachusetts, General Obligation Bonds, Series 2000,           8/10 at 101.00
              5.000%, 8/15/19 - FSA Insured

         220 City of Taunton, Massachusetts, General Obligation Bonds, Series 1991, 6.800%, 9/01/09 - MBIA       3/03 at 103.00
              Insured

       2,200 Commonwealth of Puerto Rico, Public Improvement Bonds, TICS, 17.470%, 7/01/19 - FSA Insured (IF)      No Opt. Call

         215 Town of Whately, Massachusetts, General Obligation Bonds, 6.350%, 1/15/09 - AMBAC Insured           7/03 at 102.00

       2,225 City of Worcester, Massachusetts, General Obligation Bonds, Series 2000, 5.250%, 8/15/20 - FGIC     8/10 at 101.00
              Insured

         545 City of Worcester, Massachusetts, General Obligation Bonds, Series 2001A, 5.500%, 8/15/18 - FGIC    8/11 at 100.00
              Insured
--------------------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 5.8%

       1,320 Martha's Vineyard, Massachusetts, Land Bank Revenue Bonds, Series 2002, 5.000%, 5/01/32 -           5/13 at 100.00
              AMBAC Insured

       2,000 Massachusetts Bay Transportation Authority, Senior Sales Tax Revenue Bonds, Series 2002A            7/12 at 100.00
              Refunding, 5.000%, 7/01/27 - FGIC Insured

         475 Massachusetts Development Finance Authority, Revenue Bonds, 100 Cambridge Street Redevelopment,     2/12 at 100.00
              MSRB Project, 2002 Series A, 5.125%, 8/01/28 - MBIA Insured

                                                                                                                 Market
Description                                                                                        Ratings**      Value
-----------------------------------------------------------------------------------------------------------------------
Housing/Multifamily (continued)

Massachusetts Housing Finance Agency, Rental Housing Mortgage Revenue Bonds, 1995 Series A               AAA $2,993,469
 (FHA-Insured Mortgage Loans), 7.350%, 1/01/35 (Alternative Minimum Tax) - AMBAC Insured

Massachusetts Industrial Finance Agency, FHA-Insured Mortgage Loan Bonds, Hudner Associates              AAA    686,176
 Projects, Series 1997, 5.650%, 1/01/22 - MBIA Insured

Somerville Housing Authority, Massachusetts, Mortgage Revenue Bonds, Clarendon Hill Towers               AAA  2,698,162
 Project, GNMA Collateralized, Series 2002 Refunding, 5.200%, 11/20/22
-----------------------------------------------------------------------------------------------------------------------
Long-Term Care - 3.4%

Massachusetts Industrial Finance Agency, Assisted Living Facility Revenue Bonds, The Arbors at           AAA  3,400,656
 Amherst Project, Series 1997, GNMA Collateralized, 5.950%, 6/20/39 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------
Tax Obligation/General - 31.8%

Amherst-Pelham Regional School District, Massachusetts, General Obligation Bonds, Series 1998,           Aaa  2,667,800
 5.125%, 5/15/18 - AMBAC Insured

City of Lawrence, Massachusetts, General Obligation Bonds, Series 2001, 5.000%, 2/01/21 - AMBAC          Aaa  1,043,490
 Insured

Commonwealth of Massachusetts, General Obligation Bonds, Consolidated Loan of 2001, Series D:
 6.000%, 11/01/13 - MBIA Insured                                                                        AAA  3,597,030
 5.000%, 11/01/20 - MBIA Insured                                                                        AAA  3,138,360

Town of Monson, Massachusetts, General Obligation, Bank-Qualified Unlimited Tax, School Refunding        AAA  1,740,255
 Bonds, 5.500%, 10/15/10 - MBIA Insured

Town of Monson, Massachusetts, General Obligation Bonds, Series 2002, 5.250%, 5/15/22 - AMBAC            Aaa  1,053,635
 Insured

Town of Northfield, Massachusetts, General Obligation Bonds, Municipal Purpose Loan of 1992, Bank-       AAA    195,105
 Qualified, 6.350%, 10/15/09 - MBIA Insured

Pioneer Valley Regional School District, Massachusetts, General Obligation Bonds, Series 2002,           Aaa  1,359,076
 5.375%, 6/15/19 - AMBAC Insured

Commonwealth of Puerto Rico, Public Improvement Refunding Bonds, General Obligation Bonds,               AAA  3,800,400
 Series 1997, 6.500%, 7/01/15 - MBIA Insured

Springfield, Massachusetts, General Obligation Bonds, Series 2001, 5.000%, 8/01/18 - FGIC Insured        AAA    450,446

Springfield, Massachusetts, General Obligation Bonds, Series 2003, State-Qualified:
 5.250%, 1/15/21 - MBIA Insured (WI, settling 3/06/03)                                                  AAA  2,124,220
 5.250%, 1/15/22 - MBIA Insured (WI, settling 3/06/03)                                                  AAA    855,012

Tantasqua Regional School District, Massachusetts, General Obligation Bonds, Series 2000,                Aaa  2,730,607
 5.000%, 8/15/19 - FSA Insured

City of Taunton, Massachusetts, General Obligation Bonds, Series 1991, 6.800%, 9/01/09 - MBIA            AAA    227,715
 Insured

Commonwealth of Puerto Rico, Public Improvement Bonds, TICS, 17.470%, 7/01/19 - FSA Insured (IF)         AAA  3,189,142

Town of Whately, Massachusetts, General Obligation Bonds, 6.350%, 1/15/09 - AMBAC Insured                AAA    223,609

City of Worcester, Massachusetts, General Obligation Bonds, Series 2000, 5.250%, 8/15/20 - FGIC          AAA  2,410,921
 Insured

City of Worcester, Massachusetts, General Obligation Bonds, Series 2001A, 5.500%, 8/15/18 - FGIC         AAA    603,408
 Insured
-----------------------------------------------------------------------------------------------------------------------
Tax Obligation/Limited - 5.8%

Martha's Vineyard, Massachusetts, Land Bank Revenue Bonds, Series 2002, 5.000%, 5/01/32 -                AAA  1,342,242
 AMBAC Insured

Massachusetts Bay Transportation Authority, Senior Sales Tax Revenue Bonds, Series 2002A                 AAA  2,041,020
 Refunding, 5.000%, 7/01/27 - FGIC Insured

Massachusetts Development Finance Authority, Revenue Bonds, 100 Cambridge Street Redevelopment,          AAA    486,324
 MSRB Project, 2002 Series A, 5.125%, 8/01/28 - MBIA Insured

----
11

Portfolio of Investments
NUVEEN MASSACHUSETTS INSURED MUNICIPAL BOND FUND (continued)
February 28, 2003

   Principal                                                                Optional Call                Market
Amount (000) Description                                                      Provisions* Ratings**       Value
---------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

    $  1,225 Massachusetts Industrial Finance Agency, Library Revenue      1/05 at 102.00       AAA $ 1,375,908
              Bonds, Malden Public Library Project, Series 1994, 7.250%,
              1/01/15 - MBIA Insured

         500 Puerto Rico Highway and Transportation Authority,             7/12 at 100.00       AAA     515,020
              Transportation Revenue Bonds, Series D, 5.000%, 7/01/32 -
              FSA Insured
---------------------------------------------------------------------------------------------------------------
             Transportation - 5.6%

             Massachusetts Turnpike Authority, Metropolitan Highway
             System Revenue Bonds, 1997 Series A (Senior):
       9,500  0.000%, 1/01/29 - MBIA Insured                                 No Opt. Call       AAA   2,540,205
       3,000  5.000%, 1/01/37 - MBIA Insured                               1/07 at 102.00       AAA   3,009,600
---------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 7.3%

       2,625 City of Lowell, Massachusetts, General Obligation            11/03 at 102.00       AAA   2,757,300
              State-Qualified Bonds, 5.600%, 11/01/12 (Pre-refunded to
              11/01/03) - FSA Insured

       1,300 Massachusetts Municipal Wholesale Electric Company, Power     7/03 at 102.00       AAA   1,344,252
              Supply System Revenue Bonds, 1993 Series A, 5.000%,
              7/01/10 - AMBAC Insured

       1,000 Commonwealth of Massachusetts, General Obligation Bonds,      3/12 at 100.00       AAA   1,151,720
              Consolidated Loan of 2002, Series B, 5.500%, 3/01/17
              (Pre-refunded to 3/01/12) - FSA Insured

         295 Massachusetts Health and Educational Facilities Authority,    7/08 at 102.00       AAA     316,910
              Revenue Bonds, Caregroup Issue, Series A, 5.000%, 7/01/25
              - MBIA Insured

       1,000 Massachusetts Port Authority, Revenue Bonds, Series 1982,     7/03 at 100.00       AAA   1,561,400
              13.000%, 7/01/13

          85 Southern Berkshire Regional School District, Massachusetts,   4/03 at 101.00       AAA      85,657
              General Obligation School Bonds, 7.000%, 4/15/11
              (Pre-refunded to 4/15/03) - MBIA Insured
---------------------------------------------------------------------------------------------------------------
             Utilities - 3.4%

       1,500 Massachusetts Development Finance Agency, Resource Recovery   1/12 at 101.00       AAA   1,666,215
              Revenue Bonds, SEMASS System, 2001 Series A, 5.625%,
              1/01/16 - MBIA Insured

       1,600 Puerto Rico Electric Power Authority, Power Revenue Bonds,    7/10 at 101.00       AAA   1,686,576
              Series HH, 5.250%, 7/01/29 - FSA Insured
---------------------------------------------------------------------------------------------------------------
             Water and Sewer - 1.1%

       1,000 Massachusetts Water Resources Authority, General Revenue        No Opt. Call       AAA   1,120,490
              Bonds, Series 2002J, 5.250%, 8/01/19 - FSA Insured
---------------------------------------------------------------------------------------------------------------
    $ 94,845 Total Long-Term Investments (cost $90,231,847) - 96.8%                                  95,796,036
---------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 3.2%                                                     3,208,808

             -------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                      $99,004,844

             -------------------------------------------------------------------------------------------------

              All of the bonds in the portfolio are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.
           * Optional Call Provisions (not covered by the report of independent accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent accountants):
              Using the higher of Standard & Poor's or Moody's rating.
         (IF) Inverse floating rate security.
         (WI) Security purchased on a when-issued basis.

                                See accompanying notes to financial statements.

----
12

Statement of Assets and Liabilities
February 28, 2003

                                                                          Massachusetts
                                                           Massachusetts        Insured
----------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value        $103,991,356   $ 95,796,036
Temporary investments in short-term securities, at
 amortized cost, which approximates market value               2,000,000             --
Cash                                                           1,100,246      3,556,926
Receivables:
  Interest                                                     1,256,369      1,159,224
  Investments sold                                                    --      1,234,200
  Shares sold                                                     62,481        723,888
Other assets                                                         500            403
----------------------------------------------------------------------------------------
    Total assets                                             108,410,952    102,470,677
----------------------------------------------------------------------------------------
Liabilities
Payables:
  Investments purchased                                        1,480,079      2,970,315
  Shares redeemed                                                388,307         50,425
Accrued expenses:
  Management fees                                                 45,405         41,124
  12b-1 distribution and service fees                             14,551         15,336
  Other                                                           50,459         41,059
Dividends payable                                                401,363        347,574
----------------------------------------------------------------------------------------
    Total liabilities                                          2,380,164      3,465,833
----------------------------------------------------------------------------------------
Net assets                                                  $106,030,788   $ 99,004,844
----------------------------------------------------------------------------------------
Class A Shares
Net assets                                                  $ 21,751,049   $ 23,212,497
Shares outstanding                                             2,179,174      2,201,493
Net asset value and redemption price per share              $       9.98   $      10.54
Offering price per share (net asset value per share plus
 maximum sales charge of 4.20% of offering price)           $      10.42   $      11.00
----------------------------------------------------------------------------------------
Class B Shares
Net assets                                                  $  8,030,957   $  6,361,155
Shares outstanding                                               802,535        602,839
Net asset value, offering and redemption price per share    $      10.01   $      10.55
----------------------------------------------------------------------------------------
Class C Shares
Net assets                                                  $  9,703,365   $ 12,935,288
Shares outstanding                                               978,249      1,228,036
Net asset value, offering and redemption price per share    $       9.92   $      10.53
----------------------------------------------------------------------------------------
Class R Shares
Net assets                                                  $ 66,545,417   $ 56,495,904
Shares outstanding                                             6,681,361      5,347,968
Net asset value, offering and redemption price per share    $       9.96   $      10.56
----------------------------------------------------------------------------------------

Net Assets Consist of:
----------------------------------------------------------------------------------------
Capital paid-in                                             $101,016,662   $ 93,558,356
Undistributed (Over-distribution of) net investment income       (67,272)        21,494
Accumulated net realized gain (loss) from investments           (742,423)      (139,195)
Net unrealized appreciation of investments                     5,823,821      5,564,189
----------------------------------------------------------------------------------------
Net assets                                                  $106,030,788   $ 99,004,844
----------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
13

Statement of Operations
Year Ended February 28, 2003

                                                                                    Massachusetts
                                                                     Massachusetts        Insured
--------------------------------------------------------------------------------------------------
Investment Income                                                       $5,755,500     $4,727,284
--------------------------------------------------------------------------------------------------
Expenses
Management fees                                                            568,088        490,342
12b-1 service fees - Class A                                                41,646         39,750
12b-1 distribution and service fees - Class B                               68,722         46,990
12b-1 distribution and service fees - Class C                               58,886         68,705
Shareholders' servicing agent fees and expenses                            102,895         79,467
Custodian's fees and expenses                                               44,536         42,783
Trustees' fees and expenses                                                  1,900          2,000
Professional fees                                                           17,297         12,449
Shareholders' reports - printing and mailing expenses                       25,911         15,842
Federal and state registration fees                                          7,324          8,275
Other expenses                                                               3,758          3,245
--------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                                 940,963        809,848
  Custodian fee credit                                                      (9,630)       (12,160)
--------------------------------------------------------------------------------------------------
Net expenses                                                               931,333        797,688
--------------------------------------------------------------------------------------------------
Net investment income                                                    4,824,167      3,929,596
--------------------------------------------------------------------------------------------------
Realized and Unrealized Gain from Investments
Net realized gain from investments                                          21,810         60,192
Net change in unrealized appreciation or depreciation of investments     2,514,352      1,910,773
--------------------------------------------------------------------------------------------------
Net gain from investments                                                2,536,162      1,970,965
--------------------------------------------------------------------------------------------------
Net increase in net assets from operations                              $7,360,329     $5,900,561
--------------------------------------------------------------------------------------------------



                                See accompanying notes to financial statements.

----
14

Statement of Changes in Net Assets

                                                               Massachusetts           Massachusetts Insured
                                                        --------------------------   ------------------------
                                                           Year Ended    Year Ended    Year Ended   Year Ended
                                                              2/28/03       2/28/02       2/28/03      2/28/02
--------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                   $  4,824,167  $  4,977,733   $ 3,929,596  $ 3,721,687
Net realized gain from investments                            21,810        98,038        60,192      135,579
Net change in unrealized appreciation or depreciation
 of investments                                            2,514,352       537,403     1,910,773      452,671
--------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                 7,360,329     5,613,174     5,900,561    4,309,937
--------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From and in excess of net investment income:
 Class A                                                    (980,471)     (975,355)     (899,844)    (754,175)
 Class B                                                    (284,972)     (211,297)     (185,734)    (108,463)
 Class C                                                    (325,057)     (263,725)     (354,915)    (145,780)
 Class R                                                  (3,302,834)   (3,646,093)   (2,605,765)  (2,667,467)
From accumulated net realized gains from investments:
 Class A                                                          --            --       (56,464)     (28,432)
 Class B                                                          --            --       (15,320)      (5,382)
 Class C                                                          --            --       (27,619)      (7,685)
 Class R                                                          --            --      (141,887)     (95,008)
--------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to
 shareholders                                             (4,893,334)   (5,096,470)   (4,287,548)  (3,812,392)
--------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                          10,234,110    10,095,954    21,403,674   11,096,051
Net proceeds from shares issued to shareholders due to
 reinvestment of distributions                             3,094,840     3,306,753     2,871,122    2,597,856
--------------------------------------------------------------------------------------------------------------
                                                          13,328,950    13,402,707    24,274,796   13,693,907
Cost of shares redeemed                                  (11,878,339)   (9,236,097)   (8,085,124)  (5,510,594)
--------------------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions    1,450,611     4,166,610    16,189,672    8,183,313
--------------------------------------------------------------------------------------------------------------
Net increase in net assets                                 3,917,606     4,683,314    17,802,685    8,680,858
Net assets at the beginning of year                      102,113,182    97,429,868    81,202,159   72,521,301
--------------------------------------------------------------------------------------------------------------
Net assets at the end of year                           $106,030,788  $102,113,182   $99,004,844  $81,202,159
--------------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment
 income at the end of year                              $    (67,272) $      6,255   $    21,494  $   165,332
--------------------------------------------------------------------------------------------------------------


                                See accompanying notes to financial statements.

----
15

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Multistate Trust II (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Massachusetts Municipal Bond Fund ("Massachusetts") and the Nuveen Massachusetts Insured Municipal Bond Fund ("Massachusetts Insured") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were organized as series of predecessor trusts or corporations prior to that date.

The Funds seek to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the Funds or its designee may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At February 28, 2003, Massachusetts and Massachusetts Insured had outstanding when-issued purchase commitments of $1,480,079 and $2,970,315, respectively.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend. Generally, payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and Massachusetts state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended February 28, 2003, have been designated Exempt Interest Dividends.

Insurance
Massachusetts Insured invests primarily in municipal securities which are either covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund's shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary


----
16

Market Insurance may reflect value attributable to the insurance. Portfolio Insurance is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund's shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics including inverse floating rate securities. During the fiscal year ended February 28, 2003, Massachusetts Insured invested in inverse floating rate securities for the purpose of enhancing portfolio yield. Inverse floating rate securities are identified in the Portfolio of Investments and are marked to market daily. The interest rate of an inverse floating rate security has an inverse relationship to the interest rate of a short-term floating rate security. Consequently, as the interest rate of the floating rate security rises, the interest rate on the inverse floating rate security declines. Conversely, as the interest rate of the floating rate security declines, the interest rate on the inverse floating rate security rises. The price of an inverse floating rate security will be more volatile than that of an otherwise comparable fixed rate security since the interest rate is dependent on an underlying fixed coupon rate or the general level of long-term interest rates as well as the short-term interest paid on the floating rate security, and because the inverse floating rate security typically bears the risk of loss of a greater face value of an underlying bond. Massachusetts did not invest in any such securities during the fiscal year ended February 28, 2003.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit
Each Fund has an agreement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.


----
17`

2. Fund Shares

Transactions in Fund shares were as follows:

                                                Massachusetts                                Massachusetts Insured
                              ------------------------------------------------  ----------------------------------------------
                                     Year Ended               Year Ended              Year Ended              Year Ended
                                       2/28/03                  2/28/02                 2/28/03                 2/28/02
                              ------------------------  ----------------------  ----------------------  ----------------------
                                   Shares        Amount     Shares       Amount     Shares       Amount     Shares       Amount
-------------------------------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                        352,432  $  3,446,905    334,318  $ 3,256,027    871,889  $ 9,082,915    319,346  $ 3,295,333
  Class B                        179,831     1,762,258    275,694    2,689,473    263,693    2,765,547    138,063    1,425,940
  Class C                        378,252     3,690,773    236,393    2,282,037    695,410    7,242,865    423,144    4,354,255
  Class R                        136,714     1,334,174    192,661    1,868,417    221,668    2,312,347    195,857    2,020,523
Shares issued to shareholders
 due to reinvestment of
 distributions:
  Class A                         58,321       570,405     56,733      552,220     56,141      583,159     46,569      480,292
  Class B                         10,120        99,195      8,851       86,376      5,595       58,162      3,439       35,476
  Class C                         15,196       147,802     13,468      130,296     22,479      233,386      9,730      100,238
  Class R                        233,497     2,277,438    261,255    2,537,861    191,978    1,996,415    191,891    1,981,850
-------------------------------------------------------------------------------------------------------------------------------
                               1,364,363    13,328,950  1,379,373   13,402,707  2,328,853   24,274,796  1,328,039   13,693,907
-------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                       (270,871)   (2,656,561)  (252,984)  (2,458,732)  (364,166)  (3,785,154)  (152,344)  (1,574,194)
  Class B                        (61,677)     (597,147)   (42,214)    (411,348)   (11,003)    (115,845)   (20,773)    (214,372)
  Class C                        (97,886)     (952,368)  (250,896)  (2,421,701)   (63,878)    (667,217)   (20,964)    (216,727)
  Class R                       (787,257)   (7,672,263)  (405,994)  (3,944,316)  (337,926)  (3,516,908)  (339,683)  (3,505,301)
-------------------------------------------------------------------------------------------------------------------------------
                              (1,217,691)  (11,878,339)  (952,088)  (9,236,097)  (776,973)  (8,085,124)  (533,764)  (5,510,594)
-------------------------------------------------------------------------------------------------------------------------------
Net increase                     146,672  $  1,450,611    427,285  $ 4,166,610  1,551,880  $16,189,672    794,275  $ 8,183,313
-------------------------------------------------------------------------------------------------------------------------------

3. Securities Transactions

Purchases and sales (including maturities) of investments in long-term municipal securities and short-term securities for the fiscal year ended February 28, 2003, were as follows:

                                                         Massachusetts
                                           Massachusetts       Insured
         -------------------------------------------------------------
         Purchases:
           Long-term municipal securities    $15,541,835   $30,417,134
           Short-term securities               4,000,000     5,000,000
         Sales and maturities:
           Long-term municipal securities     14,267,068    15,343,963
           Short-term securities               3,500,000     6,000,000
         -------------------------------------------------------------

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing income on taxable market discount securities and timing differences in recognizing certain gains and losses on security transactions.

At February 28, 2003, the cost of investments were as follows:

                                                  Massachusetts
                                    Massachusetts       Insured
                -----------------------------------------------
                Cost of investments  $100,109,548   $90,125,214
                -----------------------------------------------

Gross unrealized appreciation and gross unrealized depreciation of investments at February 28, 2003, were as follows:


                                                              Massachusetts
                                               Massachusetts        Insured
    ------------------------------------------------------------------------
    Gross unrealized:
     Appreciation                                 $6,377,239     $5,698,252
     Depreciation                                   (495,431)       (27,430)
    ------------------------------------------------------------------------
    Net unrealized appreciation on investments    $5,881,808     $5,670,822
    ------------------------------------------------------------------------


----
18

The tax components of undistributed net investment income and net realized gains at February 28, 2003, were as follows:

                                                             Massachusetts
                                               Massachusetts       Insured
     ---------------------------------------------------------------------
     Undistributed tax-exempt income                $275,637      $262,438
     Undistributed ordinary income*                       68            --
     Undistributed net long-term capital gains            --            --
     ---------------------------------------------------------------------

The tax character of distributions paid during the fiscal years ended February 28, 2003 and February 28, 2002, was as follows:

                                                                Massachusetts
   2003                                           Massachusetts       Insured
   --------------------------------------------------------------------------
   Distributions from tax-exempt income             $ 4,906,445   $ 4,021,282
   Distributions from ordinary income*                       --            --
   Distributions from net long-term capital gains            --       240,601
   --------------------------------------------------------------------------

                                                                Massachusetts
   2002                                           Massachusetts       Insured
   --------------------------------------------------------------------------
   Distributions from tax-exempt income              $5,091,141    $3,647,285
   Distributions from ordinary income*                   16,360            --
   Distributions from net long-term capital gains            --       136,507
   --------------------------------------------------------------------------

* Ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At February 28, 2003, Massachusetts had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                          Massachusetts
                         ------------------------------
                         Expiration year:
                           2004                $277,200
                           2005                 156,261
                           2006                      --
                           2007                      --
                           2008                      --
                           2009                 285,126
                           2010                      --
                           2011                  23,836
                         ------------------------------
                         Total                 $742,423
                         ------------------------------

Massachusetts Insured has elected to defer net realized losses from investments incurred from November 1, 2002 through February 28, 2003 ("post-October losses") in accordance with Federal income tax regulations. The post-October losses of $139,195 are treated as having arisen in the following year.

5. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. (formerly, The John Nuveen Company), each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net assets of each Fund as follows:

                 Average Daily Net Assets       Management Fee
                 ----------------------------------------------
                 For the first $125 million              .5500%
                 For the next $125 million               .5375
                 For the next $250 million               .5250
                 For the next $500 million               .5125
                 For the next $1 billion                 .5000
                 For the next $3 billion                 .4750
                 For net assets over $5 billion          .4500
                 ----------------------------------------------

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of each Fund in order to limit total expenses to .75% of the average daily net assets of Massachusetts and .975% of the average daily net assets of Massachusetts Insured, excluding any 12b-1 fees applicable to Class A, B and C Shares. The Adviser may also voluntarily agree to reimburse additional expenses from time to time. Voluntary reimbursements may be terminated at any time at the Adviser's discretion.


----
19

During the fiscal year ended February 28, 2003, Nuveen Investments, LLC (the "Distributor") (formerly, Nuveen Investments), a wholly owned subsidiary of Nuveen Investments, Inc., collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                                            Massachusetts
                                              Massachusetts       Insured
       ------------------------------------------------------------------
       Sales charges collected (unaudited)          $82,108      $171,281
       Paid to authorized dealers (unaudited)        71,930       154,764
       ------------------------------------------------------------------

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended February 28, 2003, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                                        Massachusetts
                                          Massachusetts       Insured
          -----------------------------------------------------------
          Commission advances (unaudited)      $109,905      $191,561
          -----------------------------------------------------------

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended February 28, 2003, the Distributor retained such 12b-1 fees as follows:

                                                        Massachusetts
                                          Massachusetts       Insured
          -----------------------------------------------------------
          12b-1 fees retained (unaudited)       $81,112       $84,185
          -----------------------------------------------------------

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended February 28, 2003, as follows:

                                                     Massachusetts
                                       Massachusetts       Insured
             -----------------------------------------------------
             CDSC retained (unaudited)        $9,456        $5,171
             -----------------------------------------------------

6. Subsequent Event - Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on April 1, 2003, to shareholders of record on March 7, 2003, as follows:

                                                  Massachusetts
                                    Massachusetts       Insured
                -----------------------------------------------
                Dividend per share:
                  Class A                  $.0375        $.0375
                  Class B                   .0315         .0310
                  Class C                   .0330         .0325
                  Class R                   .0390         .0390
                -----------------------------------------------


----
20

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                                    Investment Operations      Less Distributions
                                                  -------------------------  ----------------------


MASSACHUSETTS


                                                                 Net            From
                                                           Realized/          and in
                                                          Unrealized          Excess
                                        Beginning     Net    Invest-          of Net                 Ending
                                              Net Invest-       ment         Invest-                    Net
                                            Asset    ment       Gain            ment  Capital         Asset     Total
Year Ended February 28/29,                  Value  Income     (Loss)   Total  Income    Gains  Total  Value Return(a)
-----------------------------------------------------------------------------------------------------------------------
Class A (9/94)
 2003                                      $ 9.75    $.45      $ .24  $ .69    $(.46)     $-- $(.46) $ 9.98      7.27%
 2002                                        9.70     .48        .07    .55     (.50)      --  (.50)   9.75      5.86
 2001                                        9.26     .50        .44    .94     (.50)      --  (.50)   9.70     10.34
 2000                                       10.07     .50       (.82)  (.32)    (.49)      --  (.49)   9.26     (3.21)
 1999                                       10.08     .51       (.01)   .50     (.51)      --  (.51)  10.07      5.05
Class B (3/97)
 2003                                        9.77     .38        .25    .63     (.39)      --  (.39)  10.01      6.58
 2002                                        9.72     .41        .06    .47     (.42)      --  (.42)   9.77      4.96
 2001                                        9.28     .43        .44    .87     (.43)      --  (.43)   9.72      9.60
 2000                                       10.10     .43       (.83)  (.40)    (.42)      --  (.42)   9.28     (4.02)
 1999                                       10.10     .43        .01    .44     (.44)      --  (.44)  10.10      4.40
Class C (10/94)
 2003                                        9.69     .40        .24    .64     (.41)      --  (.41)   9.92      6.73
 2002                                        9.64     .43        .06    .49     (.44)      --  (.44)   9.69      5.20
 2001                                        9.20     .44        .45    .89     (.45)      --  (.45)   9.64      9.89
 2000                                       10.02     .44       (.82)  (.38)    (.44)      --  (.44)   9.20     (3.87)
 1999                                       10.02     .45         --    .45     (.45)      --  (.45)  10.02      4.62
Class R (12/86)
 2003                                        9.73     .47        .24    .71     (.48)      --  (.48)   9.96      7.59
 2002                                        9.67     .50        .07    .57     (.51)      --  (.51)   9.73      5.96
 2001                                        9.24     .52        .43    .95     (.52)      --  (.52)   9.67     10.58
 2000                                       10.05     .52       (.82)  (.30)    (.51)      --  (.51)   9.24     (3.03)
 1999                                       10.05     .52        .01    .53     (.53)      --  (.53)  10.05      5.36
-----------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                                 Ratios/Supplemental Data
                                        --------------------------------------------------------------------------
                                                            Before Credit/         After          After Credit/
                                                            Reimbursement     Reimbursement(b)   Reimbursement(c)
MASSACHUSETTS                                             -----------------  -----------------  -----------------
                                                            Ratio              Ratio              Ratio
                                                           of Net             of Net             of Net
                                                          Invest-            Invest-            Invest-
                                                Ratio of     ment  Ratio of     ment  Ratio of     ment
                                                Expenses   Income  Expenses   Income  Expenses   Income
                                         Ending       to       to        to       to        to       to
                                            Net  Average  Average   Average  Average   Average  Average  Portfolio
                                         Assets      Net      Net       Net      Net       Net      Net   Turnover
Year Ended February 28/29,                (000)   Assets   Assets    Assets   Assets    Assets   Assets       Rate
-------------------------------------------------------------------------------------------------------------------
Class A (9/94)
 2003                                   $21,751      .95%    4.62%      .95%    4.62%      .94%    4.63%        14%
 2002                                    19,878      .94     4.96       .94     4.96       .93     4.97         16
 2001                                    18,433      .99     5.23       .95     5.27       .94     5.29         13
 2000                                    16,814      .98     5.15       .96     5.17       .94     5.19         15
 1999                                    15,134     1.02     4.95       .95     5.01       .95     5.01         10
Class B (3/97)
 2003                                     8,031     1.70     3.87      1.70     3.87      1.69     3.88         14
 2002                                     6,588     1.69     4.21      1.69     4.21      1.68     4.22         16
 2001                                     4,198     1.74     4.48      1.70     4.52      1.69     4.54         13
 2000                                     3,730     1.73     4.40      1.71     4.42      1.69     4.44         15
 1999                                     3,226     1.77     4.22      1.71     4.29      1.71     4.29         10
Class C (10/94)
 2003                                     9,703     1.50     4.07      1.50     4.07      1.49     4.08         14
 2002                                     6,614     1.49     4.42      1.49     4.42      1.48     4.42         16
 2001                                     6,591     1.54     4.67      1.50     4.71      1.49     4.73         13
 2000                                     4,730     1.53     4.61      1.51     4.63      1.49     4.64         15
 1999                                     3,696     1.57     4.41      1.50     4.47      1.50     4.48         10
Class R (12/86)
 2003                                    66,545      .75     4.83       .75     4.83       .74     4.84         14
 2002                                    69,034      .74     5.16       .74     5.16       .73     5.17         16
 2001                                    68,208      .79     5.43       .75     5.47       .74     5.48         13
 2000                                    66,055      .78     5.33       .76     5.35       .74     5.37         15
 1999                                    75,750      .82     5.12       .75     5.19       .75     5.19         10
-------------------------------------------------------------------------------------------------------------------

(a)Total returns are calculated on net asset value without any sales charge and are not annualized.
(b)After expense reimbursement from the Adviser, where applicable.
(c)After custodian fee credit and expense reimbursement, where applicable.


                                See accompanying notes to financial statements.

----
21

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                                     Investment Operations       Less Distributions
                                                   -------------------------  -----------------------


MASSACHUSETTS INSURED


                                                                  Net
                                                            Realized/
                                                           Unrealized
                                         Beginning     Net    Invest-             Net                  Ending
                                               Net Invest-       ment         Invest-                     Net
                                             Asset    ment       Gain            ment  Capital          Asset     Total
Year Ended February 28/29,                   Value  Income     (Loss)   Total  Income    Gains   Total  Value Return(a)
-------------------------------------------------------------------------------------------------------------------------
Class A (9/94)
 2003                                       $10.36    $.45      $ .23  $ .68    $(.47)   $(.03) $(.50) $10.54      6.74%
 2002                                        10.30     .50        .07    .57     (.49)    (.02)  (.51)  10.36      5.67
 2001                                         9.77     .49        .55   1.04     (.50)    (.01)  (.51)  10.30     10.93
 2000                                        10.59     .50       (.81)  (.31)    (.50)    (.01)  (.51)   9.77     (2.95)
 1999                                        10.57     .51        .02    .53     (.51)      --   (.51)  10.59      5.09
Class B (3/97)
 2003                                        10.37     .38        .23    .61     (.40)    (.03)  (.43)  10.55      5.94
 2002                                        10.31     .42        .07    .49     (.41)    (.02)  (.43)  10.37      4.87
 2001                                         9.78     .42        .55    .97     (.43)    (.01)  (.44)  10.31     10.06
 2000                                        10.59     .43       (.81)  (.38)    (.42)    (.01)  (.43)   9.78     (3.59)
 1999                                        10.57     .43        .02    .45     (.43)      --   (.43)  10.59      4.32
Class C (9/94)
 2003                                        10.35     .40        .22    .62     (.41)    (.03)  (.44)  10.53      6.14
 2002                                        10.28     .44        .08    .52     (.43)    (.02)  (.45)  10.35      5.17
 2001                                         9.75     .44        .54    .98     (.44)    (.01)  (.45)  10.28     10.29
 2000                                        10.56     .45       (.81)  (.36)    (.44)    (.01)  (.45)   9.75     (3.43)
 1999                                        10.54     .45        .02    .47     (.45)      --   (.45)  10.56      4.51
Class R (12/86)
 2003                                        10.38     .48        .22    .70     (.49)    (.03)  (.52)  10.56      6.91
 2002                                        10.31     .52        .08    .60     (.51)    (.02)  (.53)  10.38      5.95
 2001                                         9.78     .51        .55   1.06     (.52)    (.01)  (.53)  10.31     11.11
 2000                                        10.59     .52       (.80)  (.28)    (.52)    (.01)  (.53)   9.78     (2.68)
 1999                                        10.57     .53        .01    .54     (.52)      --   (.52)  10.59      5.26
-------------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                                  Ratios/Supplemental Data
                                         --------------------------------------------------------------------------
                                                   Before Credit/         After          After Credit/
                                                   Reimbursement     Reimbursement(b)   Reimbursement(c)
MASSACHUSETTS INSURED                            -----------------  -----------------  -----------------
                                                             Ratio              Ratio              Ratio
                                                            of Net             of Net             of Net
                                                           Invest-            Invest-            Invest-
                                                 Ratio of     ment  Ratio of     ment  Ratio of     ment
                                                 Expenses   Income  Expenses   Income  Expenses   Income
                                          Ending       to       to        to       to        to       to
                                             Net  Average  Average   Average  Average   Average  Average  Portfolio
                                          Assets      Net      Net       Net      Net       Net      Net   Turnover
Year Ended February 28/29,                 (000)   Assets   Assets    Assets   Assets    Assets   Assets       Rate
--------------------------------------------------------------------------------------------------------------------
Class A (9/94)
 2003                                    $23,212      .93%    4.36%      .93%    4.36%      .92%    4.38%        18%
 2002                                     16,970      .95     4.78       .95     4.78       .92     4.81         23
 2001                                     14,669     1.05     4.92      1.05     4.92      1.04     4.93          8
 2000                                     11,984     1.01     4.99      1.01     4.99      1.00     5.00         10
 1999                                     11,208     1.01     4.77      1.01     4.77      1.01     4.77         11
Class B (3/97)
 2003                                      6,361     1.68     3.59      1.68     3.59      1.67     3.61         18
 2002                                      3,574     1.69     4.03      1.69     4.03      1.67     4.06         23
 2001                                      2,308     1.80     4.17      1.80     4.17      1.79     4.18          8
 2000                                      1,550     1.76     4.23      1.76     4.23      1.75     4.24         10
 1999                                      1,650     1.75     4.03      1.75     4.03      1.75     4.03         11
Class C (9/94)
 2003                                     12,935     1.48     3.79      1.48     3.79      1.47     3.81         18
 2002                                      5,940     1.49     4.25      1.49     4.25      1.46     4.27         23
 2001                                      1,667     1.60     4.37      1.60     4.37      1.59     4.38          8
 2000                                      1,355     1.56     4.42      1.56     4.42      1.55     4.43         10
 1999                                      1,675     1.56     4.22      1.56     4.22      1.56     4.22         11
Class R (12/86)
 2003                                     56,496      .73     4.58       .73     4.58       .72     4.59         18
 2002                                     54,719      .75     4.98       .75     4.98       .73     5.00         23
 2001                                     53,878      .85     5.12       .85     5.12       .84     5.13          8
 2000                                     51,039      .81     5.17       .81     5.17       .80     5.19         10
 1999                                     57,281      .81     4.97       .81     4.97       .81     4.97         11
--------------------------------------------------------------------------------------------------------------------

(a)Total returns are calculated on net asset value without any sales charge and are not annualized.
(b)After expense reimbursement from the Adviser, where applicable.
(c)After custodian fee credit and expense reimbursement, where applicable.


                                See accompanying notes to financial statements.

----
22

Report of Independent Accountants


To the Board of Trustees and Shareholders of Nuveen Multistate Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Massachusetts Municipal Bond Fund and Nuveen Massachusetts Insured Municipal Bond Fund (each a series of the Nuveen Multistate Trust II, hereafter referred to as the "Funds") at February 28, 2003, the results of each of their operations, the changes in each of their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial statements of the Funds as of February 28, 2002 and for the periods then ended and prior were audited by other independent accountants whose report dated April 12, 2002 expressed an unqualified opinion on those statements.

PRICEWATERHOUSECOOPERS LLP

Chicago, Illinois
April 21, 2003


----
23

                                     Notes

----
24

                                     Notes

----
25

--------------------------------------------------------------------------------
  Trustees and Officers
================================================================================

The management of the Fund, including general supervision of the duties performed for the Fund under the management agreement between Nuveen Advisory and the Fund, is the responsibility of the Board of Trustees of the Fund. The number of trustees of the Fund is currently set at seven. None of the trustees who are not "interested" persons of the Fund has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds' Statement of Additional Information ("SAI") includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787.

                                                                                                          Number of
                                                                                                        Portfolios in
Name,                       Position(s)      Year First   Principal Occupation(s)                       Fund Complex
Birthdate                   Held with        Elected or   Including other Directorships                  Overseen by
and Address                 the Fund        Appointed (2) During Past 5 Years                              Trustee
---------------------------------------------------------------------------------------------------------------------

Trustee who is an interested person of the Funds:


---------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger (1) Chairman of the     1997      Chairman and Director (since 1996) of Nuveen       142
3/28/49                     Board and                     Investments, Inc. and Nuveen Investments,
333 W. Wacker Drive         Trustee                       LLC; Director (since 1992) and Chairman
Chicago, IL 60606                                         (since 1996) of Nuveen Advisory Corp. and
                                                          Nuveen Institutional Advisory Corp.;
                                                          Chairman and Director (since 1997) of Nuveen
                                                          Asset Management, Inc.; Director (since
                                                          1996) of Institutional Capital Corporation;
                                                          Chairman and Director (since 1999) of
                                                          Rittenhouse Asset Management, Inc.; Chairman
                                                          of Nuveen Investment Advisers Inc. (since
                                                          2002).

Trustees who are not interested persons of the Funds:


---------------------------------------------------------------------------------------------------------------------
Robert P. Bremner           Trustee             1997      Private Investor and Management Consultant.        122
8/22/40
3725 Huntington Street,
  N.W.
Washington, D.C. 20015


---------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown           Trustee             1993      Retired (August 1989) as Senior Vice               122
7/29/34                                                   President of The Northern Trust Company.
201 Michigan Avenue
Highwood, IL 60040


---------------------------------------------------------------------------------------------------------------------
Anne E. Impellizzeri        Trustee             1994      Retired, formerly, Executive Director (since       122
1/26/33                                                   1998) of Manitoga/The Russel Wright Design
3 West 29th Street                                        Center; prior thereto, President and Chief
New York, NY 10001                                        Executive Officer of Blanton-Peale Institute
                                                          (since 1990); prior thereto, Vice President,
                                                          Metropolitan Life Insurance Co.


---------------------------------------------------------------------------------------------------------------------
Peter R. Sawers             Trustee             1991      Adjunct Professor of Business and Economics,       122
4/3/33                                                    University of Dubuque, Iowa; formerly
22 The Landmark                                           (1991-2000) Adjunct Professor, Lake Forest
Northfield, IL 60093                                      Graduate School of Management, Lake Forest,
                                                          Illinois; prior thereto, Executive Director,
                                                          Towers Perrin Australia, a management
                                                          consulting firm; Chartered Financial
                                                          Analyst; Certified Management Consultant;
                                                          Director, Executive Service Corps of Chicago
                                                          and Director, Hadley School for the Blind,
                                                          both not-for-profit organizations.


---------------------------------------------------------------------------------------------------------------------
William J. Schneider        Trustee             1997      Senior Partner and Chief Operating Officer,        122
9/24/44                                                   Miller-Valentine Group, Vice President,
4000 Miller-Valentine Ct.                                 Miller-Valentine Realty, a development and
P. O. Box 744                                             contract company; Chair, Miami Valley
Dayton, OH 45401                                          Hospital; Chair, Miami Valley Economic
                                                          Development Coalition; formerly, Member,
                                                          Community Advisory Board, National City
                                                          Bank, Dayton, Ohio and Business Advisory
                                                          Council, Cleveland Federal Reserve Bank.


---------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale         Trustee             1997      Executive Director, Gaylord and Dorothy            122
12/29/47                                                  Donnelley Foundation (since 1994); prior
35 E. Wacker Drive                                        thereto, Executive Director, Great Lakes
Suite 2600                                                Protection Fund (from 1990 to 1994).
Chicago, IL 60601

----
26

--------------------------------------------------------------------------------

                                                                                                       Number of
                                                                                                     Portfolios in
Name,                 Position(s)         Year First   Principal Occupation(s)                       Fund Complex
Birthdate             Held with           Elected or   Including other Directorships                  Overseen by
and Address           the Fund           Appointed (3) During Past 5 Years                              Officer
------------------------------------------------------------------------------------------------------------------

Officers of the Funds:


------------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman  Chief                  1997      Managing Director (since 2002), Assistant          142
9/9/56                Administrative                   Secretary and Associate General Counsel,
333 W. Wacker Drive   Officer                          formerly, Vice President and Assistant
Chicago, IL 60606                                      General Counsel of Nuveen Investments, LLC;
                                                       Managing Director (since 2002), General
                                                       Counsel and Assistant Secretary, formerly,
                                                       Vice President of Nuveen Advisory Corp. and
                                                       Nuveen Institutional Advisory Corp.;
                                                       Managing Director (since 2002), Assistant
                                                       Secretary and Associate General Counsel,
                                                       formerly, Vice President (since 2000), of
                                                       Nuveen Asset Management, Inc.; Assistant
                                                       Secretary of Nuveen Investments, Inc. (since
                                                       1994); Assistant Secretary of NWQ Investment
                                                       Management Company, LLC. (since 2002); Vice
                                                       President and Assistant Secretary of Nuveen
                                                       Investment Advisers Inc. (since 2002);
                                                       Managing Director, Associate General Counsel
                                                       and Assistant Secretary of Rittenhouse Asset
                                                       Management, Inc. (since May 2003); Chartered
                                                       Financial Analyst.


------------------------------------------------------------------------------------------------------------------
Michael T. Atkinson   Vice President and     2002      Vice President (since January 2002),               142
2/3/66                Assistant                        formerly, Assistant Vice President (since
333 W. Wacker Drive   Secretary                        2000), previously, Associate of Nuveen
Chicago, IL 60606                                      Investments, LLC.


------------------------------------------------------------------------------------------------------------------
Paul L. Brennan       Vice President         2002      Vice President (since January 2002),               135
11/10/66                                               formerly, Assistant Vice President (since
333 W. Wacker Drive                                    1997), of Nuveen Advisory Corp.; prior
Chicago, IL 60606                                      thereto, portfolio manager of Flagship
                                                       Financial Inc.; Chartered Financial Analyst
                                                       and Certified Public Accountant.


------------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo     Vice President and     1999      Vice President of Nuveen Investments, LLC          142
11/28/67              Treasurer                        (since 1999), prior thereto, Assistant Vice
333 W. Wacker Drive                                    President (from 1997); Vice President and
Chicago, IL 60606                                      Treasurer (since 1999) of Nuveen
                                                       Investments, Inc.; Vice President and
                                                       Treasurer (since 1999) of Nuveen Advisory
                                                       Corp. and (since 2002) Nuveen Institutional
                                                       Advisory Corp; Vice President and Treasurer
                                                       of Nuveen Asset Management, Inc. (since
                                                       2002) and of Nuveen Investment Advisers Inc.
                                                       (since 2002); Assistant Treasurer of NWQ
                                                       Investment Management Company, LLC. (since
                                                       2002); Chartered Financial Analyst.


------------------------------------------------------------------------------------------------------------------
Susan M. DeSanto      Vice President         2001      Vice President of Nuveen Advisory Corp.            142
9/8/54                                                 (since 2001); previously, Vice President of
333 W. Wacker Drive                                    Van Kampen Investment Advisory Corp. (since
Chicago, IL 60606                                      1998); Vice President of Nuveen
                                                       Institutional Advisory Corp. (since 2002);
                                                       prior thereto, Assistant Vice President of
                                                       Van Kampen Investment Advisory Corp. (since
                                                       1994).


------------------------------------------------------------------------------------------------------------------
Jessica R. Droeger    Vice President and     2002      Vice President (since January 2002) and            142
9/24/64               Secretary                        Assistant General Counsel (since 1998);
333 W. Wacker Drive                                    formerly, Assistant Vice President (since
Chicago, IL 60606                                      1998) of Nuveen Investments, LLC; Vice
                                                       President (since May 2002) and Assistant
                                                       Secretary (since 1998), formerly Assistant
                                                       Vice President of Nuveen Advisory Corp. and
                                                       Nuveen Institutional Advisory Corp.; prior
                                                       thereto, Associate at the law firm D'Ancona
                                                       Partners LLC.


------------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson     Vice President         1998      Vice President of Nuveen Investments, LLC;         142
10/24/45                                               Vice President (since 1998) of Nuveen
333 W. Wacker Drive                                    Advisory Corp. and Nuveen Institutional
Chicago, IL 60606                                      Advisory Corp.


------------------------------------------------------------------------------------------------------------------
William M. Fitzgerald Vice President         1997      Managing Director (since 2002) of Nuveen           142
3/2/64                                                 Investments, LLC; Managing Director (since
333 W. Wacker Drive                                    2001), formerly Vice President of Nuveen
Chicago, IL 60606                                      Advisory Corp. and Nuveen Institutional
                                                       Advisory Corp. (since 1995); Managing
                                                       Director of Nuveen Asset Management, Inc.
                                                       (since 2001); Vice President of Nuveen
                                                       Investment Advisers Inc. (since 2002);
                                                       Chartered Financial Analyst.


------------------------------------------------------------------------------------------------------------------
Stephen D. Foy        Vice President and     1998      Vice President and Funds Controller of             142
5/31/54               Controller                       Nuveen Investments, LLC and Nuveen
333 W. Wacker Drive                                    Investments, Inc.; Certified Public
Chicago, IL 60606                                      Accountant.

----
27

--------------------------------------------------------------------------------
  Trustees and Officers (continued)
================================================================================

                                                                                                         Number of
                                                                                                       Portfolios in
Name,                   Position(s)         Year First   Principal Occupation(s)                       Fund Complex
Birthdate               Held with           Elected or   Including other Directorships                  Overseen by
and Address             the Fund           Appointed (3) During Past 5 Years                              Officer
--------------------------------------------------------------------------------------------------------------------
J. Thomas Futrell       Vice President         1997      Vice President of Nuveen Advisory Corp.;           135
7/5/55                                                   Chartered Financial Analyst.
333 W. Wacker Drive
Chicago, IL 60606


--------------------------------------------------------------------------------------------------------------------
Richard A. Huber        Vice President         1997      Vice President of Nuveen Institutional             135
3/26/63                                                  Advisory Corp. (since 1998) and Nuveen
333 W. Wacker Drive                                      Advisory Corp. (since 1997); prior thereto,
Chicago, IL 60606                                        Vice President and Portfolio Manager of
                                                         Flagship Financial, Inc.


--------------------------------------------------------------------------------------------------------------------
Steven J. Krupa         Vice President         1997      Vice President of Nuveen Advisory Corp.            135
8/21/57
333 W. Wacker Drive
Chicago, IL 60606


--------------------------------------------------------------------------------------------------------------------
David J. Lamb           Vice President         2000      Vice President (since 2000) of Nuveen              142
3/22/63                                                  Investments, LLC, previously Assistant Vice
333 W. Wacker Drive                                      President (since 1999); prior thereto,
Chicago, IL 60606                                        Associate of Nuveen Investments, LLC;
                                                         Certified Public Accountant.


--------------------------------------------------------------------------------------------------------------------
Tina M. Lazar           Vice President         2002      Vice President (since 1999), previously,           142
8/27/61                                                  Assistant Vice President (since 1993) of
333 W. Wacker Drive                                      Nuveen Investments, LLC.
Chicago, IL 60606


--------------------------------------------------------------------------------------------------------------------
Larry W. Martin         Vice President and     1997      Vice President, Assistant Secretary and            142
7/27/51                 Assistant                        Assistant General Counsel of Nuveen
333 W. Wacker Drive     Secretary                        Investments, LLC; Vice President and
Chicago, IL 60606                                        Assistant Secretary of Nuveen Advisory Corp.
                                                         and Nuveen Institutional Advisory Corp.;
                                                         Assistant Secretary of Nuveen Investments,
                                                         Inc. and (since 1997) Nuveen Asset
                                                         Management, Inc.; Vice President (since
                                                         2000), Assistant Secretary and Assistant
                                                         General Counsel (since 1999) of Rittenhouse
                                                         Asset Management, Inc.; Vice President and
                                                         Assistant Secretary of Nuveen Investment
                                                         Advisers Inc. (since 2002); Assistant
                                                         Secretary of NWQ Investment Management
                                                         Company, LLC. (since 2002).


--------------------------------------------------------------------------------------------------------------------
Edward F. Neild, IV     Vice President         1997      Managing Director (since 2002) of Nuveen           142
7/7/65                                                   Investments, LLC; Managing Director (since
333 W. Wacker Drive                                      1997), formerly Vice President (since 1996)
Chicago, IL 60606                                        of Nuveen Advisory Corp. and Nuveen
                                                         Institutional Advisory Corp.; Managing
                                                         Director of Nuveen Asset Management, Inc.
                                                         (since 1999). Chartered Financial Analyst.


--------------------------------------------------------------------------------------------------------------------
Thomas J. O'Shaughnessy Vice President         2002      Vice President (since January 2002),               135
9/4/60                                                   formerly, Assistant Vice President (since
333 W. Wacker Drive                                      1998), of Nuveen Advisory Corp.; prior
Chicago, IL 60606                                        thereto, portfolio manager.


--------------------------------------------------------------------------------------------------------------------
Thomas C. Spalding      Vice President         1997      Vice President of Nuveen Advisory Corp. and        135
7/31/51                                                  Nuveen Institutional Advisory Corp.;
333 W. Wacker Drive                                      Chartered Financial Analyst.
Chicago, IL 60606

(1)Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and director of Nuveen Advisory Corp.
(2)Trustees serve an indefinite term until his/her successor is elected.
(3)Officers serve one year terms through July of each year.

----
28

Fund Information

Fund Manager              Legal Counsel                 Transfer Agent and
Nuveen Advisory Corp.     Morgan, Lewis & Bockius LLP   Shareholder Services
333 West Wacker Drive     Washington, D.C.              Boston Financial
Chicago, IL 60606                                       Data Services, Inc.

                          Independent Accountants       Nuveen Investor Services
                          PricewaterhouseCoopers LLP    P.O. Box 8530
                          Chicago, IL                   Boston, MA 02266-8530
                                                        (800) 257-8787
                          Custodian
                          State Street Bank & Trust
                          Boston, MA

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return (including change in NAV and reinvested dividends) that would have been necessary on an annual basis to equal the investment's actual performance over the time period being considered.

Average Effective Maturity: The average of all the maturities of the bonds in a fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.

Duration: Duration is a measure of a bond or bond fund's sensitivity to changes in interest rates. Generally, the longer a bond or fund's duration, the more the price of the bond or fund will change as interest rates change.

Market Yield (also known as Dividend Yield or Current Yield): An investment's current annualized dividend divided by its current offering price.

Net Asset Value (NAV): A fund's NAV is the dollar value of one share in the fund. It is calculated by subtracting the liabilities of the fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

SEC Yield: A standardized measure of a fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

Change of Independent Accountants
On May 15, 2002, Arthur Andersen LLP ("Arthur Andersen") resigned as independent accountants for the Nuveen Massachusetts Municipal Bond Fund and Nuveen Massachusetts Insured Municipal Bond Fund (the "Funds"). Arthur Andersen's report for the Funds' financial statements for the year ended February 28, 2002, did not contain an adverse opinion or disclaimer of opinion and was not qualified as to uncertainty, audit scope or accounting principles. In addition there have not been any disagreements with Arthur Andersen during the Funds' most recent fiscal year on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Arthur Andersen, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports. The Funds' Board of Trustees appointed PricewaterhouseCoopers LLP as independent accountants for the fiscal year ended 2003.

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

-----
29

                 Serving

           Investors

                    for Generations

                    Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

                    Building on this tradition, we today offer a range of high quality equity and fixed income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

                    As a premier asset management firm, managing $80 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in tax-free investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

                    To learn more about the products and services Nuveen Investments offers and for a prospectus, where applicable, talk to your financial advisor, or call us at (800) 257-8787. Please read the information carefully before you invest.





Distributed by

Nuveen Investments, LLC | 333 West Wacker Drive | Chicago, Illinois 60606 | www.nuveen.com

                           PART C--OTHER INFORMATION

Item 22: Financial Statements.
Financial statements:

   Included in the Prospectus:

      Financial Highlights

   Accompanying the Statement of Additional Information are the Funds' most recent Annual Reports:

      Portfolio of Investments

      Statement of Net Assets

      Statement of Operations

      Statement of Changes in Net Assets

      Report of Independent Public Accountants

Item 23: Exhibits.


a.1 Declaration of Trust of Registrant. Filed as Exhibit 1(a) to Registrant's Registration Statement on Form
    N-1A (File No. 333-14729) and incorporated herein by reference thereto.
a.2 Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest dated
    October 11, 1996. Filed as Exhibit 1(b) to Registrant's Registration Statement on Form N-1A (File No.
    333-14729) and incorporated herein by reference thereto.
a.3 Certificate for the Establishment and Designation of Classes dated July 10, 1996. Filed as Exhibit 1(c) to
    Registrant's Registration Statement on Form N-1A (File No. 333-14729) and incorporated herein by reference thereto.
a.4 Incumbency Certificate. Filed as Exhibit a.4 to Registrant's Registration Statement on Form N-1A (File
    No. 333-14729) and incorporated herein by reference thereto.
a.5 Certificate of Amendment to Declaration of Trust dated June 28, 2000. Filed as Exhibit a.5 to Post-
    Effective Amendment No. 7 to the Registrant's Registration Statement on Form N-1A (File No. 333-
    14729) and incorporated herein by reference thereto.
a.6 Amended Establishment and Designation of Series of Shares of Beneficial Interest dated June 28, 2000.
    Filed as Exhibit a.6 to Post-Effective Amendment No. 7 to the Registrant's Registration Statement on
    Form N-1A (File No. 333-14729) and incorporated herein by reference thereto.
b.  By-Laws of Registrant. Filed herewith.
c.  Specimen certificates of Shares of each Fund. Filed as Exhibit 4 to Registrant's Registration Statement on
    Form N-1A (File No. 333-14729) and incorporated herein by reference thereto.
d.  Investment Management Agreement between Registrant and Nuveen Advisory Corp. Filed as Exhibit 5 to
    Registrant's Registration Statement on Form N-1A (File No. 333-14729) and incorporated herein by reference thereto.
d.1 Amendment and Renewal of Investment Management Agreement dated June 1, 2000. Filed as Exhibit d.1 to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A (File No. 333-
    14729) and incorporated herein by reference thereto.

d.2 Renewal of Investment Management Agreement dated April 28, 2002. Filed herewith.
e.  Distribution Agreement between Registrant and John Nuveen & Co. Incorporated. Filed as Exhibit 6 to
    Registrant's Registration Statement on Form N-1A (File No. 333-14729) and incorporated herein by reference thereto.
e.1 Renewal of Distribution Agreement dated July 31, 2002. Filed herewith.
f.  Not applicable.
g.  Custodian Agreement between Registrant and Chase Manhattan Bank. Filed as Exhibit 8 to Post-Effective
    Amendment No.1 to Registrant's Registration Statement on Form N-1A (file No.333-14729) and incorporated herein by reference thereto.
h.  Transfer Agency Agreement between Registrant and Chase Global Funds Services Company. Filed as
    Exhibit h to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A (File
    No. 333-14729) and incorporated herein by reference thereto.
i.  Opinion of Morgan, Lewis & Bockius LLP. Filed herewith
j.  Consent of Pricewaterhouse Coopers LLP, Independent Public Accountants. Filed herewith.
k.  Not applicable.
l.  Not applicable.
m.  Amended Plan of Distribution and Service Pursuant to Rule 12b-1 for the Class A Shares, Class B Shares
    and Class C Shares of each Fund. Filed as Exhibit m to Post-Effective Amendment No. 5 to Registrant's
    Registration Statement on Form N-1A (File No. 333-14729) and incorporated herein by reference thereto.
n.  Multi-Class Plan Adopted Pursuant to Rule 18f-3. Filed as Exhibit 18 to Registrant's Registration
    Statement on Form N-1A (File No. 333-14729) and incorporated herein by reference thereto.
o.  Not applicable
p.  Code of Ethics and Reporting Requirements. Filed herewith.
q.  Original Powers of Attorney for all of Registrant's Trustees authorizing, among others, Gifford R.
    Zimmerman and Alan G. Berkshire to execute the Registration Statement. Filed as Exhibit 99(a) to Post-
    Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A (File No. 333-14729)
    and incorporated by reference thereto.
r.  Certified copy of Resolution of Board of Trustees authorizing the signing of the names of trustees and officers on the Registrant's Registration Statement pursuant to power of attorney. Filed herewith.




Item 24: Persons Controlled by or under Common Control with Registrant Not applicable.

Item 25: Indemnification
Section 4 of Article XII of Registrant's Amended and Restated Declaration of Trust provides as follows:

Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person"), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person:

   (a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

   (b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

   (c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

       (i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

       (ii) by written opinion of independent legal counsel.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4, provided that either:

   (a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

   (b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4, a "Disinterested Trustee" is one (x) who is not an Interested Person of the Trust (including, as such Disinterested Trustee, anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

As used in this Section 4, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the word "liability" and "expenses" shall include without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

                               -----------------


The trustees and officers of the Registrant are covered by an Investment Trust Errors and Omission policy in the aggregate amount of $50,000,000 (with a maximum deductible of $500,000, which does not apply to individual trustees or officers) against liability and expenses of claims of wrongful acts arising out of their position with the Registrant, except for matters which involved willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of Registrant or where he or she shall have had reasonable cause to believe this conduct was unlawful).


Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the officers, trustees or controlling persons of the Registrant pursuant to the Declaration of Trust of the Registrant or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by an officer or trustee or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such officer, trustee or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26: Business and Other Connections of Investment Adviser
Nuveen Advisory Corp. serves as investment adviser to the following open-end management type investment companies: Nuveen Multistate Trust I, Nuveen Multistate Trust II, Nuveen Multistate Trust III, Nuveen Multistate Trust IV and Nuveen Municipal Trust. It also serves as investment adviser to the following closed-end management type investment companies: Nuveen Municipal Value Fund, Inc., Nuveen California Municipal Value Fund, Inc., Nuveen New York Municipal Value Fund, Inc., Nuveen Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund, Inc., Nuveen Performance Plus Municipal Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen Investment Quality Municipal Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen Insured Quality Municipal Fund, Inc., Nuveen Florida Investment Quality Municipal Fund, Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen Select Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Florida Quality Income Municipal Fund, Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Texas Quality Income Municipal Fund, Nuveen California Quality Income Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc. Nuveen Premium Income Municipal Fund 2, Inc., Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured New York Premium Income Municipal Fund, Inc., Nuveen Select Maturities Municipal Fund, Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Insured Florida Premium Income Municipal Fund, Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 4, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Maryland Premium Income Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Virginia Premium Income Municipal Fund, Nuveen Connecticut Premium Income Municipal Fund, Nuveen Georgia Premium Income Municipal Fund, Nuveen Missouri Premium Income Municipal Fund, Nuveen North Carolina Premium Income Municipal Fund, Nuveen California Premium Income Municipal Fund, and Nuveen Insured Premium Income Municipal Fund 2, Nuveen Dividend Advantage Municipal Fund, Nuveen California Dividend Advantage Municipal Fund, Nuveen New York Dividend Advantage Municipal Fund, Nuveen Arizona Dividend Advantage Municipal Fund, Nuveen Connecticut Dividend Advantage Municipal Fund, Nuveen Maryland Dividend Advantage Municipal Fund, Nuveen Massachusetts Dividend Advantage Municipal Fund, Nuveen North Carolina Dividend Advantage Municipal Fund, Nuveen Virginia Dividend Advantage Municipal Fund, Nuveen Dividend Advantage Municipal Fund 2, Nuveen California Dividend Advantage Municipal Fund 2, Nuveen New Jersey Dividend Advantage Municipal Fund, Nuveen New York Dividend Advantage Municipal Fund 2, Nuveen Ohio Dividend Advantage Municipal Fund, Nuveen Pennsylvania Dividend Advantage Municipal Fund, Nuveen Dividend Advantage Municipal Fund 3, Nuveen California Dividend Advantage Municipal Fund 3, Nuveen Georgia Dividend Advantage Municipal Fund, Nuveen Maryland Dividend Advantage Municipal Fund 2, Nuveen Michigan Dividend Advantage Municipal Fund, Nuveen Ohio Dividend Advantage Municipal Fund 2, Nuveen North Carolina Dividend Advantage Municipal Fund 2, Nuveen Virginia Dividend Advantage Municipal Fund 2, Nuveen Insured Dividend Advantage Municipal Fund, Nuveen Insured California Dividend Advantage Municipal Fund, Nuveen Insured New York Dividend

Advantage Municipal Fund, Nuveen Arizona Dividend Advantage Municipal Fund 2, Nuveen Connecticut Dividend Advantage Municipal Fund 2, Nuveen New Jersey Dividend Advantage Municipal Fund 2, Nuveen Pennsylvania Dividend Advantage Municipal Fund 2, Nuveen Ohio Dividend Advantage Municipal Fund 3, Nuveen Pennsylvania Dividend Advantage Municipal Fund 2, Nuveen Arizona Dividend Advantage Municipal Fund 3, Nuveen Connecticut Dividend Advantage Municipal Fund 3, Nuveen Georgia Dividend Advantage Municipal Fund 2, Nuveen Maryland Dividend Advantage Municipal Fund 3, Nuveen North Carolina Dividend Advantage Municipal Fund 3, Nuveen Insured Tax-Free Advantage Municipal Fund, Nuveen Insured California Tax-Free Advantage Municipal Fund, Nuveen Insured Florida Tax-Free Advantage Municipal Fund, Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund and Nuveen Insured New York Tax-Free Advantage Municipal Fund. Nuveen Advisory Corp. has no other clients or business at the present time. The principal business address for all of these investment companies is 333 West Wacker Drive, Chicago, Illinois 60606.



For a description of other business, profession, vocation or employment of a substantial nature in which any director or officer, of the investment adviser has engaged during the last two years for his account or in the capacity of director, officer, employee, partner or trustee, see the descriptions under "Management" in the Statement of Additional Information. Such information for the remaining senior officers of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. appears below:





                                                    Other Business Profession, Vocation or
Name and Position with NAC & NIAC                   Employment During Past Two Years
---------------------------------                   --------------------------------------
John P. Amboian, President.........................   President, formerly Executive Vice
                                                      President of Nuveen Investments,
                                                      Inc., Nuveen Investments, LLC,
                                                      Nuveen Institutional Advisory
                                                      Corp. and Nuveen Asset
                                                      Management, Inc.; and Executive
                                                      Vice President and Director of
                                                      Rittenhouse Financial Services,
                                                      Inc.
Alan G. Berkshire, Senior Vice President, Secretary   Senior Vice President (since
                                                      1999), formerly, Vice President,
                                                      and General Counsel (since
                                                      1997), and Secretary (since 1998)
                                                      of Nuveen Investments, Inc.,
                                                      Nuveen Investments, LLC, and
                                                      Nuveen Asset Management, Inc.;
                                                      Vice President (since 1997) and
                                                      Secretary (since 1998) of Nuveen
                                                      Institutional Advisory Corp.;
                                                      Senior Vice President, Secretary
                                                      and General Counsel (since 2001)
                                                      of Rittenhouse Asset Management,
                                                      Inc.

                                                   Other Business Profession, Vocation or
Name and Position with NAC & NIAC                  Employment During Past Two Years
---------------------------------                  --------------------------------------
Margaret E. Wilson, Senior Vice President, Finance   Senior Vice President, Finance, of
                                                     Nuveen Investments, Inc., Nuveen
                                                     Investments, LLC, and Nuveen
                                                     Institutional Advisory Corp.


Item 27: Principal Underwriters
(a) Nuveen Investments ("Nuveen") acts as principal underwriter to the following open-end management type investment companies: Nuveen Multistate Trust I, Nuveen Multistate Trust II, Nuveen Multistate Trust III, Nuveen Multistate Trust IV, Nuveen Municipal Trust, Nuveen Investment Trust, Nuveen Investment Trust II and Nuveen Investment Trust III. Nuveen also acts as depositor and principal underwriter of the Nuveen Tax-Exempt Unit Trust, and Nuveen Unit Trusts, registered unit investment trusts. Nuveen has also served or is serving as co-managing underwriter to the following closed-end management type investment companies: Nuveen Municipal Value Fund, Inc., Nuveen California Municipal Value Fund, Inc., Nuveen New York Municipal Value Fund, Inc., Nuveen Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund, Inc., Nuveen Performance Plus Municipal Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen Investment Quality Municipal Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen Insured Quality Municipal Fund, Inc., Nuveen Florida Investment Quality Municipal Fund, Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen Select Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Florida Quality Income Municipal Fund, Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Texas Quality Income Municipal Fund, Nuveen California Quality Income Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund 2, Inc., Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured New York Premium Income Municipal Fund, Inc., Nuveen Select Maturities Municipal Fund, Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Insured Florida Premium Income Municipal Fund, Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 4, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Maryland Premium Income Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Virginia Premium Income Municipal Fund, Nuveen Washington Premium Income Municipal Fund, Nuveen Connecticut Premium Income Municipal Fund,

Nuveen Georgia Premium Income Municipal Fund, Nuveen Missouri Premium Income Municipal Fund, Nuveen North Carolina Premium Income Municipal Fund, Nuveen California Premium Income Municipal Fund, Nuveen Insured Premium Income Municipal Fund 2, Nuveen Select Tax-Free Income Portfolio, Nuveen Select Tax-Free Income Portfolio 2, Nuveen Insured California Select Tax-Free Income Portfolio, Nuveen Insured New York Select Tax-Free Income Portfolio and Nuveen Select Tax-Free Income Portfolio 3, Nuveen Dividend Advantage Municipal Fund, Nuveen California Dividend Advantage Municipal Fund, Nuveen New York Dividend Advantage Municipal Fund, Nuveen Arizona Dividend Advantage Municipal Fund, Nuveen Connecticut Dividend Advantage Municipal Fund, Nuveen Maryland Dividend Advantage Municipal Fund, Nuveen Massachusetts Dividend Advantage Municipal Fund, Nuveen North Carolina Dividend Advantage Municipal Fund, Nuveen Virginia Dividend Advantage Municipal Fund, Nuveen Dividend Advantage Municipal Fund 2, Nuveen California Dividend Advantage Municipal Fund 2, Nuveen New Jersey Dividend Advantage Municipal Fund, Nuveen New York Dividend Advantage Municipal Fund 2, Nuveen Ohio Dividend Advantage Municipal Fund, Nuveen Pennsylvania Dividend Advantage Municipal Fund, Nuveen Dividend Advantage Municipal Fund 3, Nuveen California Dividend Advantage Municipal Fund 3, Nuveen Georgia Dividend Advantage Municipal Fund, Nuveen Maryland Dividend Advantage Municipal Fund 2, Nuveen Michigan Dividend Advantage Municipal Fund, Nuveen Ohio Dividend Advantage Municipal Fund 2, Nuveen North Carolina Dividend Advantage Municipal Fund 2, Nuveen Virginia Dividend Advantage Municipal Fund 2, Nuveen Insured Dividend Advantage Municipal Fund, Nuveen Insured California Dividend Advantage Municipal Fund, Nuveen Insured New York Dividend Advantage Municipal Fund, Nuveen Arizona Dividend Advantage Municipal Fund 2, Nuveen Connecticut Dividend Advantage Municipal Fund 2, Nuveen New Jersey Dividend Advantage Municipal Fund 2, Nuveen Pennsylvania Dividend Advantage Municipal Fund 2, Nuveen Ohio Dividend Advantage Municipal Fund 3, Nuveen Pennsylvania Dividend Advantage Municipal Fund 2, Nuveen Arizona Dividend Advantage Municipal Fund 3, Nuveen Connecticut Dividend Advantage Municipal Fund 3, Nuveen Georgia Dividend Advantage Municipal Fund 2, Nuveen Maryland Dividend Advantage Municipal Fund 3, Nuveen North Carolina Dividend Advantage Municipal Fund 3, Nuveen Insured Tax-Free Advantage Municipal Fund, Nuveen Insured California Tax-Free Advantage Municipal Fund, Nuveen Insured Florida Tax-Free Advantage Municipal Fund, Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund, Nuveen Insured New York Tax-Free Advantage Municipal Fund, Nuveen Senior Income Fund, Nuveen Real Estate Income Fund, Nuveen Quality Preferred Income Fund, Nuveen Quality Preferred Income Fund 2, Nuveen Quality Preferred Income Fund 3, Nuveen Preferred and Convertible Income Fund and Nuveen Preferred and Convertible Income Fund 2.


(b)

  Name and Principal      Positions and Offices         Positions and Offices
  Business Address        with Underwriter              with Registrant
  ---------------------------------------------------------------------------
  Timothy R. Schwertfeger Chairman of the Board,        Chairman of the Board
  333 West Wacker Drive   Chief Executive Officer       and Trustee
  Chicago, Illinois 60606 and Director

  John P. Amboian         President                     None
  333 West Wacker Drive
  Chicago, IL 60606

  William Adams IV        Executive Vice President      None
  333 West Wacker Drive
  Chicago, Illinois 60606

  Alan G. Berkshire       Senior Vice President,        None
  333 West Wacker Drive   Secretary and General Counsel
  Chicago, IL 60606

  Robert K. Burke         Vice President                None
  333 West Wacker Drive
  Chicago, IL 60606

Name and Principal      Positions and Offices             Positions and Offices
Business Address        with Underwriter                  with Registrant
-------------------------------------------------------------------------------
Peter H. D'Arrigo       Vice President and Treasurer      None
333 West Wacker Drive
Chicago, IL 60606

Jessica R. Droeger      Vice President, Assistant General Vice President and
333 West Wacker Drive   Counsel and Assistant Secretary   Secretary
Chicago, IL 60606

Stephen D. Foy          Vice President                    Vice President and
333 West Wacker Drive                                     Controller
Chicago, Illinois 60606

Robert B. Kuppenheimer  Vice President                    None
333 West Wacker Drive
Chicago, Illinois 60606

Larry W. Martin         Vice President, Assistant General Vice President and
333 West Wacker Drive   Counsel and Assistant Secretary   Assistant Secretary
Chicago, Illinois 60606

Paul C. Williams        Vice President                    None
333 West Wacker Drive
Chicago, Illinois 60606

Allen J. Williamson     Group President Managed Assets    None
333 West Wacker Drive
Chicago, Illinois 60606

Margaret E. Wilson      Senior Vice President Finance     None
333 West Wacker Drive
Chicago, Illinois 60606

Gifford R. Zimmerman    Managing Director and             Chief Administrative
333 West Wacker Drive   Assistant Secretary               Officer
Chicago, Illinois 60606


(c) Not applicable.

Item 28: Location of Accounts and Records
Nuveen Advisory Corp., 333 West Wacker Drive, Chicago, Illinois 60606, maintains the Declaration of Trust, By-Laws, minutes of trustees and shareholder meetings and contracts of the Registrant and all advisory material of the investment adviser.


State Street Bank & Trust Company, P.O. Box 5043, Boston, Massachusetts 02206-5043, will maintain all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records not maintained by Nuveen Advisory Corp. or Chase Global Funds Services Company.


Boston Financial Data Services, Inc., P.O. Box 8530, Boston, Massachusetts 02266-8530, maintains all the required records in their capacity as transfer, dividend paying, and shareholder service agents for the Funds.


Item 29: Management Services
Not applicable.

Item 30: Undertakings
Not applicable.

                                  SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that this Registration Statement meets all the requirements for effectiveness under paragraph (b) of Rule 485 under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 9 to Registration Statement No. 333-14729 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, and State of Illinois, on the 27th day of June, 2003.


                                          NUVEEN MULTISTATE TRUST II


                                                /S/  JESSICA R. DROEGER

                                          ______________________________________

                                             Jessica R. Droeger, Vice President


                                                       and Secretary


Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


          Signature                        Title                                Date
          ---------                        -----                                ----

     /S/  STEPHEN D. FOY       Vice President and Controller               June 27, 2003
--------------------------       (Principal Financial and
       Stephen D. Foy            Accounting Officer)

  /s/  GIFFORD R. ZIMMERMAN    Chief Administrative Officer   )
--------------------------       (Principal Executive         )
    Gifford R. Zimmerman         Officer)                     )
                                                              )
                                                              )
   Timothy R. Schwertfeger     Chairman of the Board and      )
                                 Trustee                      )
                                                              )
      Robert P. Bremner        Trustee                        )
                                                              )
      Lawrence H. Brown        Trustee                        )   By   /S/  JESSICA R. DROEGER
                                                              )       ----------------------
                                                              )          Jessica R. Droeger
    Anne E. Impellizzeri       Trustee                        )           Attorney-in-Fact
                                                              )
       Peter R. Sawers         Trustee                        )
                                                              )
    William J. Schneider       Trustee                        )            June 27, 2003
                                                              )
     Judith M. Stockdale       Trustee                        )


An original power of attorney authorizing, among others, Gifford R. Zimmerman and Jessica R. Droeger to execute this Registration Statement, and Amendments thereto, for each of the Trustees of the Registrant has been executed and previously filed with the Securities and Exchange Commission.

                                 EXHIBIT INDEX


Name                                                                                      Exhibit
----                                                                                      -------

By-Laws of Registrant.                                                                      b

Renewal of Investment Management Agreement dated April 28, 2002.                            d.2

Renewal of Distribution Agreement dated July 31, 2002.                                      e.1

Opinion of Morgan, Lewis & Bockius LLP.                                                     i

Consent of Pricewaterhouse Coopers LLP. Independent Public Accountants.                     j

Code of Ethics and Reporting Requirements.                                                  p

Certified copy of Resolution of Board of Trustees authorizing the signing of the names of trustees and officers on the Registrant's Registration Statement pursuant to power of
  attorney.                                                                                 r